                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04847

                                  ECLIPSE FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
             (Address of principal executive offices)   (Zip code)

                              Robert Anselmi, Esq.
                              Michael Hession, Esq.
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code:   (212) 576-7000

Date of fiscal year end:   10/31/03

Date of reporting period:  11/01/02-10/31/03

                                   FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

                               ANNUAL REPORT
--------------------------------------------------------------------------

                                                         Eclipse Funds
                                                  October 31, 2003 Unaudited

                                        Eclipse Growth Equity Fund
                                        ----------------------------------
                                        Eclipse Indexed Equity Fund
                                        ----------------------------------
                                        Eclipse Mid Cap Core Fund
                                        ----------------------------------
                                        Eclipse Mid Cap Value Fund
                                        ----------------------------------
                                        Eclipse Small Cap Value Fund
                                        ----------------------------------
                                        Eclipse Tax-Managed Equity Fund
                                        ----------------------------------
                                        Eclipse Value Equity Fund
                                        ----------------------------------
                                        Eclipse Bond Fund
                                        ----------------------------------
                                        Eclipse Core Bond Plus Fund
                                        ----------------------------------
                                        Eclipse Indexed Bond Fund
                                        ----------------------------------
                                        Eclipse Money Market Fund
                                        ----------------------------------
                                        Eclipse Short Term Bond Fund
                                        ----------------------------------
                                        Eclipse Ultra Short Duration Fund
                                        ----------------------------------
                                        Eclipse Asset Manager Fund
                                        ----------------------------------
                                        Eclipse Balanced Fund
                                        ----------------------------------
                                        Eclipse International Broad Market Fund
                                        ----------------------------------
                                        Eclipse International Equity Fun
--------------------------------------------------------------------------

                                        [NEW YORK LIFE INVESTMENT LOGO]
                                        INVESTMENT MANAGEMENT LLC

                              Table of Contents
                              CHAIRMAN'S LETTER                                2

                              PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
                              AND FUND FINANCIAL STATEMENTS

                              EQUITY FUNDS
                              Eclipse Growth Equity Fund                       3
                              Eclipse Indexed Equity Fund                     14
                              Eclipse Mid Cap Core Fund                       30
                              Eclipse Mid Cap Value Fund                      42
                              Eclipse Small Cap Value Fund                    54
                              Eclipse Tax-Managed Equity Fund                 68
                              Eclipse Value Equity Fund                       77

                              FIXED-INCOME FUNDS
                              Eclipse Bond Fund                               88
                              Eclipse Core Bond Plus Fund                    100
                              Eclipse Indexed Bond Fund                      117
                              Eclipse Money Market Fund                      132
                              Eclipse Short Term Bond Fund                   143
                              Eclipse Ultra Short Duration Fund              152

                              BLENDED FUNDS
                              Eclipse Asset Manager Fund                     164
                              Eclipse Balanced Fund                          194

                              INTERNATIONAL FUNDS
                              Eclipse International Broad Market Fund        208
                              Eclipse International Equity Fund              228

                              NOTES TO FINANCIAL STATEMENTS
                              Note 1  Organization and Business              238
                              Note 2  Significant Accounting Policies        240
                              Note 3  Fees and Related Party Transactions    248
                              Note 4  Federal Income Tax                     251
                              Note 5  Financial Investments                  253
                              Note 6  Line of Credit                         253
                              Note 7  Subsequent Events                      253
                              Note 8  Purchases and Sales of Securities      254
                              Note 9  Capital Share Transactions             254
                              Note 10 Other Matters                          256

                              INDEPENDENT AUDITORS' REPORT                   257

                              SPECIAL MEETING OF SHAREHOLDERS                258

                              BOARD MEMBERS AND OFFICERS                     260

CHAIRMAN'S LETTER
--------------------------------------------------------------------------------

Report to shareholders for the period
November 1, 2002, through October 31, 2003

The 12-month period ended October 31, 2003, was a positive one for most investors. Although the stock market struggled in the first few months of 2003, it recovered strongly from mid-March through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. While situations in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 12-month period, with the Federal Open Market Committee lowering the targeted federal funds rate by 50 basis points in November 2002 and by an additional 25 basis points in June 2003. Real gross domestic product, which grew at a modest 1.4% in the fourth quarter of 2002, rose by 3.3% in the second quarter of 2003. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones. Growth stocks outpaced value equities in the small- and mid-capitalization sectors, with the reverse holding true among large-caps. The bond markets benefited from the Federal Reserve's easing moves, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 12-month period, corporate bonds generally outpaced Treasury securities and high-yield bonds and emerging-market debt provided outstanding returns.

At Eclipse, each of our Funds seeks to achieve its performance objective with an established investment process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

The reports that follow describe the specific market conditions and portfolio management decisions that affected the performance of individual Eclipse Funds during the 12 months ended October 31, 2003.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
November 2003

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Eclipse Growth Equity Fund
--------------------------------------------------------------------------------

It is fair to say that the last 12 months will live in the memory of equity investors for years to come. Not only did investors have to endure the late innings of one of the worst bear markets in history, but coalition forces initiated military action against Iraq in March, which only added to the market's volatility.

Looking back, October 7, 2002, marked the bottom of the bear market that began in September of 2000. After hitting this bottom, the market rallied about 20% through late November and then declined through much of the first quarter of 2003. From its year-to-date low in mid-March, the stock market trended upward through the end of October 2003.

The Federal Open Market Committee lowered the targeted federal funds rate by 50 basis points in November 2002 and by another 25 basis points in June 2003, to end the reporting period at a low 1.0%. Real gross domestic product grew at a modest pace in the first quarter of 2003, somewhat faster in the second, and quite rapidly in the third. According to preliminary estimates by the Bureau of Economic Analysis, real GDP grew by 8.2% in the third quarter of 2003, its fastest pace since the first quarter of 1984.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2003, Eclipse Growth Equity Fund returned 16.48% for No-Load Class shares and 16.19% for Service Class shares. Both share classes underperformed the 19.03% return of the average Lipper(1) large-cap growth fund over the same period. Both share classes also underperformed the 20.80% return of the S&P 500(R) Index(2) and the 21.81% return of the Russell 1000(R) Growth Index(3) for the 12 months ended October 31, 2003.

The Fund's underperformance relative to its benchmark was confined to the first half of the Fund's fiscal year, when low-quality stocks led the rally and market volatility remained high. In recent months, quality growth stocks have rallied strongly, which has contributed to the Fund's modest outperformance in the last two calendar quarters.

STRONG AND WEAK PERFORMERS

The Fund's information technology holdings posted the strongest return for the Fund's fiscal year, rising 47.3%(4) through October 31, 2003, versus a 42.1% gain for information technology stocks in the S&P 500 Index. For the 12-month period, the Fund's weighting in the information technology sector remained similar to that of the Index. VERITAS stood out as the Fund's top performer in the sector, gaining 118% during the fiscal year. The company is a leading provider of enterprise storage products and services, a business which has proven to be one of the most successful subsectors in the technology market this year. Other top-performing information technology stocks in the Fund included Cisco Systems (+92%), Intel (+84%), and Texas Instruments (+83%). The Fund's only information technology holding that declined during the year was Microsoft, which fell less than 1%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. Performance percentages reflect the total return performance of the indicated sectors or securities for the 12 months ended October 31, 2003, or for the portion of the reporting period such securities were held in the Fund, if shorter. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the sectors or securities themselves.

The second-best performing sector within the Fund for the fiscal year was the industrials sector, which gained 23.7% versus a 23.0% gain for industrial stocks in the Index. Cendant (+195%), the Fund's top-performing industrial stock, rose on strong sales trends in its real estate business. Danaher, FedEx, and United Technologies were all up over 30% for the fiscal year, fueled by the strengthening economy. The only two industrial stocks within the Fund that declined during the 12-month period were General Dynamics (-42.9%) and Lockheed Martin (-18.4%). We sold the Fund's holdings in General Dynamics and recently reduced the Fund's position in Lockheed Martin.

Although materials stocks represent a small percentage of the Fund's total holdings, the sector delivered strong returns during the Fund's fiscal year. The Fund's two holdings in this sector include Praxair, which rose more than 28% during the year, and Air Products & Chemicals, which rose more than 6%. Praxair's strength was driven by rising optimism--similar to that seen in the industrials sector--that earnings growth rates will increase as the economy recovers.

The Fund's holdings in the financials sector rose 14.7% during the year versus a 13.9% increase for this portion of the Index. This relative outperformance was further aided by the Fund's overweighted position in the sector, as financial stocks represented 12.7% of the Fund's net assets versus a 9.2% weighting for the Index. American Express, Morgan Stanley, and Citigroup ranked as the Fund's top-three financial performers this year, each rising roughly 30%. Since the end of March, American Express has rallied on the notion that the company's travel business and credit card operations will benefit from an economic rebound. The price of Morgan Stanley shares rose along with the equity market, since the company's business is closely tied to market performance. Citigroup advanced on the view that commercial lending activity will likely increase as the economy rebounds. Among the Fund's financial stocks, BB&T was the biggest detractor and was sold out of the portfolio. The stock was negatively impacted by net interest margin compression and soft loan growth.

For the year, the Fund's health care holdings rose 0.4% versus a 9.1% gain for health care stocks in the Index. The Fund was underweighted in this sector relative to the Index, which helped to mute this relative underperformance. Johnson & Johnson and Cardinal Health were the two biggest laggards during the Fund's fiscal year. Johnson & Johnson was weighed down by competitive concerns in its core business, while Cardinal Health was impacted by management's decision to lower its long-term earnings growth forecast. Among the Fund's winners were Boston Scientific (+68.8%) and Genentech (+327.3%). Genentech, in particular, had a stunning rise in May after the company released positive data from a first-line colorectal-cancer trial for its new drug, Avastin. Boston Scientific experienced strong gains thanks to the promising market potential of its new drug-eluting stent.

The Fund's consumer discretionary stocks rose 9.0% compared to a 30.1% rise in consumer discretionary stocks within the S&P 500 Index. In the consumer staples sector, the Fund's holdings rose 3.8% compared to 8.5% for related stocks in the Index. Four of the Fund's consumer discretionary holdings declined during the year, including Harley-Davidson, Kohl's, Viacom, and Disney. Of the four, Harley-Davidson exacted the greatest toll on performance, as the stock dropped 16% on concerns about the company's lower-than-expected production goals for 2004. Despite these concerns, we continue to view Harley-Davidson, Kohl's, and Viacom as solid long-term holdings. As for Disney, we sold the Fund's shares early in the year when attendance levels at the company's theme parks didn't improve as expected. The Fund's top-performing consumer discretionary stocks included Lowe's (+46.1%), Omnicom Group (+40.0%) and Target (+35.5%). Among the Fund's consumer staples positions, Kraft Foods proved to be a dramatic underperformer, which prompted us to sell the stock. The biggest gainer in consumer staples was Wal-Mart Stores (+9.1%), and the company continued to see strength in its retail sales as the economy rebounded.

While energy stocks represented only 2.7% of the Fund's holdings, the Fund's energy stocks declined 5.7% for the year versus an 11% increase for the energy stocks in the Index. All of the Fund's energy holdings are in the energy equipment & services industry, as we believe that high oil prices and the recent decline in Iraqi production levels will prompt domestic producers to step up their exploration and production efforts. While this trend has yet to emerge in earnest, we continue to believe that it is only a matter of time.

LOOKING AHEAD

The market has continued to gain ground on positive economic news. We expect stocks to maintain their upward bias as the economy continues to recover. If the latest gross domestic product figures are any indication, we believe that more good economic news may lie ahead. As always, we will continue to focus on high-quality growth companies with strong growth prospects.

Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital, with dividend income, if any, as a consideration incidental to the Fund's objective of capital growth.

RUDOLPH C. CARRYL
EDMUND C. SPELMAN
Portfolio Managers
MacKay Shields LLC

                              $10,000 INVESTED IN
                           ECLIPSE GROWTH EQUITY FUND
                            VERSUS S&P 500 INDEX AND
                           RUSSELL 1000 GROWTH INDEX

                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES LINE GRAPH]

                                               ECLIPSE GROWTH EQUITY FUND         S&P 500 INDEX         RUSSELL 1000 GROWTH INDEX
                                               --------------------------         -------------         -------------------------
10/31/93                                           $     10,000                 $      10,000             $         10,000
10/31/94                                                 10,327                        10,387                       10,198
10/31/95                                                 13,420                        13,133                       14,224
10/31/96                                                 16,305                        16,297                       16,615
10/31/97                                                 20,306                        21,531                       21,678
10/31/98                                                 24,427                        26,266                       27,020
10/31/99                                                 32,314                        33,008                       36,273
10/31/00                                                 36,270                        35,018                       39,658
10/31/01                                                 22,364                        26,297                       23,816
10/31/02                                                 17,985                        22,325                       19,144
10/31/03                                                 20,949                        26,968                       23,321

                              $10,000 INVESTED IN
                           ECLIPSE GROWTH EQUITY FUND
                            VERSUS S&P 500 INDEX AND
                           RUSSELL 1000 GROWTH INDEX

                              SERVICE CLASS SHARES

[SERVICE CLASS SHARES LINE GRAPH]

                                                     S&P 500 INDEX         ECLIPSE GROWTH EQUITY FUND   RUSSELL 1000 GROWTH INDEX
                                                     -------------         --------------------------   -------------------------
10/31/93                                          $      10,000                $      10,000              $         10,000
10/31/94                                                 10,387                       10,299                        10,198
10/31/95                                                 13,133                       13,370                        14,224
10/31/96                                                 16,297                       16,205                        16,615
10/31/97                                                 21,531                       20,147                        21,678
10/31/98                                                 26,266                       24,167                        27,020
10/31/99                                                 33,008                       31,903                        36,273
10/31/00                                                 35,018                       35,710                        39,658
10/31/01                                                 26,297                       21,966                        23,816
10/31/02                                                 22,325                       17,616                        19,144
10/31/03                                                 26,968                       20,467                        23,321

Source: Lipper Inc., 10/31/03

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/93.

                                            AVERAGE ANNUAL TOTAL RETURNS(1)
               PERFORMANCE                       AS OF OCTOBER 31, 2003
----------------------------------------------------------------------------
                                            ONE YEAR   FIVE YEARS   10 YEARS
----------------------------------------------------------------------------
Eclipse Growth Equity Fund No-Load Class      16.48%     -3.02%       7.68%
Eclipse Growth Equity Fund Service
 Class(2)                                     16.19      -3.27        7.43
Average Lipper large-cap growth fund(3)       19.03      -1.45        6.97
S&P 500 Index(4)                              20.80       0.53       10.43
Russell 1000 Growth Index(5)                  21.81      -2.90        8.84

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                                                         TOTAL RETURN(1)
                                                                        ----------------
Year ended December 31, 1994                                                     -2.23%
Year ended December 31, 1995                                                     37.88
Year ended December 31, 1996                                                     21.62
Year ended December 31, 1997                                                     24.73
Year ended December 31, 1998                                                     40.50
10 months ended October 31, 1999                                                  9.96
Year ended October 31, 2000                                                      12.24
Year ended October 31, 2001                                                     -38.34
Year ended October 31, 2002                                                     -19.58
Year ended October 31, 2003                                                      16.48

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

2. Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 through 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

5. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE GROWTH EQUITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003

COMMON STOCKS (99.6%)+
                                    SHARES        VALUE
                                   -----------------------
AEROSPACE & DEFENSE (2.7%)
Lockheed Martin Corp. ...........    76,600    $  3,551,176
United Technologies Corp. .......    70,500       5,970,645
                                               ------------
                                                  9,521,821
                                               ------------
AIR FREIGHT & LOGISTICS (1.9%)
FedEx Corp. .....................    89,800       6,803,248
                                               ------------
AUTOMOBILES (1.8%)
Harley-Davidson, Inc. ...........   137,800       6,533,098
                                               ------------
BEVERAGES (2.3%)
Coca-Cola Co. (The)..............    79,400       3,684,160
PepsiCo, Inc. ...................    93,900       4,490,298
                                               ------------
                                                  8,174,458
                                               ------------
BIOTECHNOLOGY (2.1%)
Amgen, Inc. (a)..................    84,500       5,218,720
Genentech, Inc. (a)..............    27,400       2,245,978
                                               ------------
                                                  7,464,698
                                               ------------
CAPITAL MARKETS (1.7%)
Morgan Stanley...................   112,000       6,145,440
                                               ------------
CHEMICALS (3.0%)
Air Products & Chemicals,
 Inc. ...........................   102,700       4,663,607
Praxair, Inc. ...................    85,700       5,963,006
                                               ------------
                                                 10,626,613
                                               ------------
COMMERCIAL BANKS (2.3%)
Bank of America Corp. ...........    60,700       4,596,811
Fifth Third Bancorp..............    61,300       3,552,948
                                               ------------
                                                  8,149,759
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (1.7%)
Cendant Corp. (a)................   296,600       6,059,538
                                               ------------
COMMUNICATIONS EQUIPMENT (2.0%)
Cisco Systems, Inc. (a)..........   331,700       6,959,066
                                               ------------
COMPUTERS & PERIPHERALS (4.9%)
Dell, Inc. (a)...................   160,800       5,808,096
Hewlett-Packard Co. .............   263,100       5,869,761
International Business Machines
 Corp. ..........................    61,800       5,529,864
                                               ------------
                                                 17,207,721
                                               ------------
CONSUMER FINANCE (2.0%)
American Express Co. ............   147,100       6,903,403
                                               ------------
DIVERSIFIED FINANCIAL SERVICES (1.6%)
Citigroup, Inc. .................   121,293       5,749,288
                                               ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
Agilent Technologies, Inc. (a)...   148,800       3,708,096
                                               ------------



                                    SHARES        VALUE
                                   -----------------------
ENERGY EQUIPMENT & SERVICES (1.6%)
Baker Hughes, Inc. ..............    62,900    $  1,777,554
BJ Services Co. (a)..............    65,300       2,142,493
Weatherford International Ltd.
 (a).............................    47,600       1,654,100
                                               ------------
                                                  5,574,147
                                               ------------
FOOD & STAPLES RETAILING (4.6%)
Sysco Corp. .....................   149,100       5,018,706
Walgreen Co. ....................   158,300       5,512,006
Wal-Mart Stores, Inc. ...........    96,800       5,706,360
                                               ------------
                                                 16,237,072
                                               ------------
HEALTH CARE EQUIPMENT & SUPPLIES (3.8%)
Baxter International, Inc. ......   117,600       3,125,808
Boston Scientific Corp. (a)......    81,000       5,485,320
Medtronic, Inc. .................   103,400       4,711,938
                                               ------------
                                                 13,323,066
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (7.2%)
Cardinal Health, Inc.............    93,100       5,524,554
Caremark Rx, Inc. (a)............    71,900       1,801,095
HCA, Inc. .......................   135,000       5,163,750
UnitedHealth Group, Inc. ........   138,600       7,051,968
WellPoint Health
 Networks, Inc. (a)..............    66,900       5,947,410
                                               ------------
                                                 25,488,777
                                               ------------
HOTELS, RESTAURANTS & LEISURE (0.2%)
International Game Technology....    19,600         641,900
                                               ------------
HOUSEHOLD DURABLES (0.5%)
Lennar Corp. Class A.............    20,000       1,837,000
                                               ------------
HOUSEHOLD PRODUCTS (1.4%)
Colgate-Palmolive Co. ...........    93,600       4,978,584
                                               ------------
INDUSTRIAL CONGLOMERATES (1.6%)
General Electric Co. ............   194,500       5,642,445
                                               ------------
INSURANCE (1.2%)
Marsh & McLennan Cos., Inc. .....    97,800       4,180,950
                                               ------------
INTERNET & CATALOG RETAIL (1.6%)
InterActive Corp. (a)............   154,000       5,653,340
                                               ------------
IT SERVICES (1.4%)
First Data Corp. ................   137,700       4,915,890
                                               ------------
MACHINERY (3.6%)
Danaher Corp. ...................    74,700       6,188,895
Illinois Tool Works, Inc. .......    86,700       6,376,785
                                               ------------
                                                 12,565,680
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)

                                    SHARES        VALUE
                                   -----------------------
}x
MEDIA (6.1%)
Clear Channel
 Communications, Inc. ...........   129,920    $  5,303,335
Gannett Co., Inc. ...............    54,300       4,567,173
Omnicom Group, Inc. .............    77,400       6,176,520
Viacom, Inc. Class B.............   141,361       5,636,063
                                               ------------
                                                 21,683,091
                                               ------------
MULTILINE RETAIL (3.1%)
Kohl's Corp. (a).................   102,100       5,724,747
Target Corp. ....................   135,800       5,396,692
                                               ------------
                                                 11,121,439
                                               ------------
PHARMACEUTICALS (6.4%)
Forest Laboratories, Inc. (a)....   103,000       5,151,030
Johnson & Johnson................   117,900       5,933,907
Pfizer, Inc. ....................   206,400       6,522,240
Teva Pharmaceutical Industries
 Ltd. (b)........................    87,100       4,955,119
                                               ------------
                                                 22,562,296
                                               ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (9.1%)
Analog Devices, Inc. (a).........   134,900       5,980,117
Applied Materials, Inc. (a)......   181,000       4,229,970
Intel Corp. .....................   213,200       7,046,260
KLA-Tencor Corp. (a).............    72,600       4,162,158
Maxim Integrated Products,
 Inc. ...........................    74,800       3,718,308
Texas Instruments, Inc. .........   236,900       6,851,148
                                               ------------
                                                 31,987,961
                                               ------------
SOFTWARE (8.5%)
Electronic Arts, Inc. (a)........    56,100       5,556,144
Microsoft Corp. .................   266,100       6,958,515
Oracle Corp. (a).................   473,848       5,667,222
Symantec Corp. (a)...............    85,800       5,718,570
VERITAS Software Corp. (a).......   166,700       6,026,205
                                               ------------
                                                 29,926,656
                                               ------------



                                    SHARES        VALUE
                                   -----------------------
SPECIALTY RETAIL (5.0%)
Bed Bath & Beyond, Inc. (a)......   146,600    $  6,192,384
Lowe's Cos., Inc. ...............    99,700       5,875,321
TJX Cos., Inc. (The).............   272,000       5,709,280
                                               ------------
                                                 17,776,985
                                               ------------
THRIFTS & MORTGAGE FINANCE (1.7%)
Federal National Mortgage
 Association.....................    82,100       5,885,749
                                               ------------
Total Common Stocks
 (Cost $327,580,919).............               351,989,275
                                               ------------
INVESTMENT COMPANY (0.1%)
Merrill Lynch Premier
 Institutional Fund..............   427,085         427,085
                                               ------------
Total Investment Company
 (Cost $427,085).................                   427,085
                                               ------------
Total Investments
 (Cost $328,008,004) (c).........      99.7%    352,416,360(d)
Cash and Other Assets, Less
 Liabilities.....................       0.3         917,432
                                   --------     -----------
Net Assets.......................     100.0%   $353,333,792
                                   =========   ============

------------
(a) Non-income producing security.
(b) ADR-American Depositary Receipt.
(c) The cost for federal income tax purposes is $328,122,673.
(d) At October 31, 2003 net unrealized appreciation was $24,293,687, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $47,752,063 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $23,458,376.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

GROWTH EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2003

ASSETS:
 Investment in securities, at value (identified
   cost $328,008,004).............................  $352,416,360
 Cash.............................................         2,700
 Receivables:
   Investment securities sold.....................     5,872,108
   Fund shares sold...............................       303,299
   Dividends......................................       229,877
 Other assets.....................................         5,332
                                                    ------------
       Total assets...............................   358,829,676
                                                    ------------
LIABILITIES:
 Payables:
   Investment securities purchased................     4,994,285
   Manager........................................       240,466
   Fund shares redeemed...........................       132,163
   Transfer agent.................................        51,069
   Professional...................................        37,232
   Custodian......................................         5,635
   Directors......................................         2,081
 Accrued expenses.................................        32,953
                                                    ------------
       Total liabilities..........................     5,495,884
                                                    ------------
 Net assets.......................................  $353,333,792
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $     18,367
   Service Class..................................           582
 Additional paid-in capital.......................   373,557,293
 Accumulated net realized loss on investments.....   (44,650,806)
 Net unrealized appreciation on investments.......    24,408,356
                                                    ------------
 Net assets.......................................  $353,333,792
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $342,761,161
                                                    ============
 Shares of capital stock outstanding..............    18,366,939
                                                    ============
 Net asset value per share outstanding............  $      18.66
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $ 10,572,631
                                                    ============
 Shares of capital stock outstanding..............       582,124
                                                    ============
 Net asset value per share outstanding............  $      18.16
                                                    ============

STATEMENT OF OPERATIONS
For the year ended October 31, 2003

INVESTMENT INCOME:
 Income:
   Dividends.......................................  $ 2,896,641
   Interest........................................       19,680
                                                     -----------
       Total income................................    2,916,321
                                                     -----------
 Expenses:
   Manager.........................................    2,772,451
   Transfer agent..................................      313,745
   Professional....................................      108,077
   Custodian.......................................       33,517
   Shareholder communication.......................       32,758
   Registration....................................       28,234
   Directors.......................................       28,228
   Service--Service Class..........................       25,895
   Miscellaneous...................................       25,111
                                                     -----------
       Total expenses before reimbursement.........    3,368,016
   Expense reimbursement from Manager..............     (308,733)
                                                     -----------
       Net expenses................................    3,059,283
                                                     -----------
 Net investment loss...............................     (142,962)
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss on investments..................   (2,856,949)
                                                     -----------
 Net change in unrealized depreciation on:
   Security transactions...........................   53,626,423
   Written option transactions.....................      145,834
                                                     -----------
 Net unrealized gain on investments and written
   option transactions.............................   53,772,257
                                                     -----------
 Net realized and unrealized gain on investments
   and written option transactions.................   50,915,308
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $50,772,346
                                                     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2003 and October 31, 2002

                                                                  2003           2002
                                                              ------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment loss.....................................  $   (142,962)  $    (968,440)
    Net realized loss on investments and written option
     transactions...........................................    (2,856,949)    (17,650,104)
    Net change in unrealized appreciation (depreciation) on
     investments and written option transactions............    53,772,257     (64,573,184)
                                                              ------------   -------------
    Net increase (decrease) in net assets resulting from
     operations.............................................    50,772,346     (83,191,728)
                                                              ------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    49,738,142      57,430,902
      Service Class.........................................     3,583,519       6,150,156
                                                              ------------   -------------
                                                                53,321,661      63,581,058
    Cost of shares redeemed:
      No-Load Class.........................................   (76,228,177)    (93,764,533)
      Service Class.........................................    (4,891,991)     (7,895,123)
                                                              ------------   -------------
      Decrease in net assets derived from capital share
       transactions.........................................   (27,798,507)    (38,078,598)
                                                              ------------   -------------
      Net increase (decrease) in net assets.................    22,973,839    (121,270,326)
NET ASSETS:
  Beginning of year.........................................   330,359,953     451,630,279
                                                              ------------   -------------
  End of year...............................................  $353,333,792   $ 330,359,953
                                                              ============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                               NO-LOAD CLASS
                                      ----------------------------------------------------------------

                                                           YEAR ENDED OCTOBER 31
                                      ----------------------------------------------------------------
                                         2003                  2002            2001            2000
                                      ----------            ----------      ----------      ----------
Net asset value at beginning of
 period.............................  $    16.02            $    19.92      $    37.50      $    36.45
                                      ----------            ----------      ----------      ----------
Net investment loss (a).............       (0.01)(a)             (0.04)          (0.09)          (0.20)
Net realized and unrealized gain
 (loss) on investments..............        2.65                 (3.86)         (12.79)           4.66
                                      ----------            ----------      ----------      ----------
Total from investment operations....        2.64                 (3.90)         (12.88)           4.46
                                      ----------            ----------      ----------      ----------
Less distributions:
From net realized gain on
 investments........................          --                   --            (4.70)          (3.41)
                                      ----------            ----------      ----------      ----------
Net asset value at end of period....  $    18.66            $    16.02      $    19.92      $    37.50
                                      ==========            ==========      ==========      ==========
Total investment return.............       16.48%               (19.58%)        (38.34%)         12.24%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment loss................       (0.04%)               (0.22%)         (0.32%)         (0.52%)
 Net expenses.......................        0.93%                 0.93%           0.93%           0.93%
 Expenses (before reimbursement)....        1.02%                 1.02%           0.98%           0.93%
Portfolio turnover rate.............          35%                   63%             35%             48%
Net assets at end of period (in
 000's).............................  $  342,761            $  320,059      $  436,898      $1,197,216

                                                 NO-LOAD CLASS
                                      -----------------------------------
                                       JANUARY 1
                                        THROUGH               YEAR ENDED
                                      OCTOBER 31,            DECEMBER 31,
                                         1999*                   1998
                                      -----------            ------------
Net asset value at beginning of
 period.............................  $    33.48              $    25.43
                                      ----------              ----------
Net investment loss (a).............       (0.14)                  (0.09)
Net realized and unrealized gain
 (loss) on investments..............        3.45                   10.35
                                      ----------              ----------
Total from investment operations....        3.31                   10.26
                                      ----------              ----------
Less distributions:
From net realized gain on
 investments........................       (0.34)                  (2.21)
                                      ----------              ----------
Net asset value at end of period....  $    36.45              $    33.48
                                      ==========              ==========
Total investment return.............        9.96%(b)               40.50%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment loss................       (0.49%)+                (0.31%)
 Net expenses.......................        0.93%+                  0.94%
 Expenses (before reimbursement)....        0.93%+                  0.94%
Portfolio turnover rate.............          27%                     29%
Net assets at end of period (in
 000's).............................  $1,049,756              $  975,010

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                          SERVICE CLASS
       ------------------------------------------------------------------------------------
                                                                  JANUARY 1
                        YEAR ENDED OCTOBER 31                      THROUGH      YEAR ENDED
       -------------------------------------------------------   OCTOBER 31,   DECEMBER 31,
          2003               2002         2001         2000         1999*          1998
       ----------         ----------   ----------   ----------   -----------   ------------
       $    15.63         $    19.49   $    36.88   $    35.99   $    33.13     $    25.24
       ----------         ----------   ----------   ----------   ----------     ----------
            (0.05)(a)          (0.09)       (0.14)       (0.29)       (0.21)         (0.16)
             2.58              (3.77)      (12.55)        4.59         3.41          10.26
       ----------         ----------   ----------   ----------   ----------     ----------
             2.53              (3.86)      (12.69)        4.30         3.20          10.10
       ----------         ----------   ----------   ----------   ----------     ----------
               --                --         (4.70)       (3.41)       (0.34)         (2.21)
       ----------         ----------   ----------   ----------   ----------     ----------
       $    18.16         $    15.63   $    19.49   $    36.88   $    35.99     $    33.13
       ==========         ==========   ==========   ==========   ==========     ==========
            16.19%            (19.81%)     (38.49%)      11.93%        9.74%(b)       40.18%
            (0.29%)            (0.47%)      (0.57%)      (0.77%)      (0.74%)+       (0.56%)
             1.18%              1.18%        1.18%        1.18%        1.18%+         1.19%
             1.27%              1.27%        1.23%        1.18%        1.18%+         1.19%
               35%                63%          35%          48%          27%            29%
       $   10,573         $   10,301   $   14,732   $   24,732   $   25,987     $   15,814

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Indexed Equity Fund
--------------------------------------------------------------------------------

The U.S. equity markets staged a dramatic comeback during the 12 months ended October 31, 2003, with the S&P 500(R) Index(1) posting an impressive 20.80% gain. Such gains, however, were not achieved on a consistent basis, since global turbulence led to significant equity-market volatility.

The equity market was strong in November 2002, but it reversed course in December when the economy remained sluggish. Unemployment remained high and consumer confidence faltered. Investors tried to respark a sustainable equity-market rally at the start of 2003. In fact, investors cheered President Bush's aggressive tax-cut proposal with a 5% gain in the Dow Jones Industrial Average(2) during the first three trading days of the new year, but this record-setting pace could not be sustained with the threat of a conflict in Iraq looming on the horizon.

In mid-March, the stock market finally began to recover, but market dynamics appeared to be largely disconnected from economic fundamentals. Any significant advances by coalition forces translated into major surges for the broad equity indices. Coalition setbacks, on the other hand, resulted in steep declines for U.S. stocks. Through much of March 2003, investors essentially ignored the disappointing economic data on the labor and manufacturing fronts and the fact that consumer confidence had fallen to a near-10-year low.

Early in the second calendar quarter, a successful and reasonably quick end to major combat operations in Iraq confirmed that high energy prices were unlikely to derail an economic recovery. The U.S. equity markets responded favorably. Corporate profitability also improved, although cost-cutting may have played a bigger role than any pickup in demand. Still, economic indicators remained mixed. Consumer confidence was higher than expected in June, and the housing sector continued to post record sales. Manufacturing remained sluggish, however, and the unemployment rate reached an eight-year high of 6.4% in June 2003.

Volatility continued during the third calendar quarter. The equity market advanced in July and August. In September, however, stocks lost some ground, primarily because of concerns about the falling U.S. dollar, rising oil prices, and uncertain third-quarter corporate earnings. Optimism returned to the equity markets in October with the release of positive economic data, including job growth and lower initial unemployment claims. The manufacturing sector showed evidence of expansion, and according to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter, the fastest growth since early 1984.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2003, Eclipse Indexed Equity Fund No-Load Class shares returned 20.59% and Service Class shares returned 20.20%. Both share classes outperformed the 19.97% return of the average Lipper(3) S&P 500 Index objective fund for the same period. Both share classes underperformed the 20.80% return of the S&P 500 Index for the 12 months ended October 31, 2003. Since the Fund includes real-world expenses that a hypothetical index does not, there may be times when the Fund underperforms the Index.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark.
1. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. The Dow Jones Industrial Average is an unmanaged, price-weighted average of 30 actively traded blue-chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms. An investment cannot be made directly into an index or an average.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

--------------------------------------------------------------------------------

As of October 31, 2003, the Fund's No-Load Class shares were rated four stars overall out of 1,060 large blend funds by Morningstar.(4) The Fund's No-Load Class shares were rated three stars out of 1,060 large blend funds for the three-year period then ended, three stars out of 757 large blend funds for the five-year period then ended, and four stars out of 249 large blend funds for the 10-year period ended October 31, 2003.

STRONG AND WEAK SUBINDUSTRIES

Based on total returns alone, the best-performing subindustries(5) in the S&P 500 Index for the 12-month reporting period were Internet software & services (+188.45%),(6) diversified metals & mining (+136.96%), computers & electronics retail (+115.37%), computer storage & peripherals (+108.37%), and homebuilding (+83.64%). Because of their higher weightings in the Index, however, subindustries with lower total returns were among the five top contributors to the overall performance of the S&P 500 Index. Taking both weightings and total returns into consideration, the leading subindustry was semiconductors (+71.25%), followed by communications equipment (+51.58%), computer hardware (+20.79%), industrial conglomerates (+16.26%), and consumer finance (+44.54%).

Based solely on total returns, the worst-performing subindustries in the Index for the reporting period were photo products (-27.25%), health care facilities (-21.71%), health care distributors (-10.98%), motorcycle manufacturers (-10.44%), and integrated telecommunication services (-9.19%). Due to a higher Index weighting, integrated telecommunication services (-9.19%) had the greatest negative impact on the total return of the Index for the reporting period when weightings and total returns were taken into account. This subindustry was followed by pharmaceuticals (-2.62%), health care facilities (-21.71%), health care distributors (-10.98%), and brewers (-8.06%).

CORPORATE LEADERS AND LAGGARDS

For the 12 months ended October 31, 2003, the best-performing company in the S&P 500 Index based on total returns alone was Dynegy Holdings (+481.16%), followed by Avaya (+450.64%), Corning (+433.01%), Williams (+390.38%), and AES
(+341.92%). Multi-utilities Dynegy Holdings, Williams, and AES had seen depressed valuations in the second half of 2002 in the wake of the Enron scandal. As impressive as these returns may be, the five stocks with the greatest positive impact on the performance of the S&P 500 Index all had higher weightings and lower total returns. Taking both weightings and total returns into account, the strongest positive contributor to the performance of the Index for the 12-month period was Intel (+80.60%), followed by Cisco Systems (+80.71%), Citigroup (+25.90%), General Electric (+11.79%), and J.P. Morgan Chase (+66.82%).

Not surprisingly, based on total returns alone the worst-performing security in the S&P 500 Index for the reporting period was a member of one of the worst-performing subindustries. That company was Tenet Healthcare (-47.92%), which suffered from allegations of Medicare accounting irregularities. The second-worst performing stock in the Index was Winn-Dixie Stores (-47.67%), followed by AT&T (-32.94%), Newell Rubbermaid (-29.74%), and Schering-Plough (-29.70%). Taking both weightings and total returns into account, Johnson & Johnson (-14.10%) made the greatest negative contribution to the performance of the Index, followed by Merck (-13.52%), Verizon Communications (-12.93%), SBC Communications (-12.00%), and Schering-Plough (-29.70%).

--------------------------------------------------------------------------------
4. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics.
5. The Global Industry Classification Standard categorizes companies by sector, industry group, industry, and subindustry. Results in this section of the annual report reflect subindustry and company performance. In the Portfolio of Investments that follows, companies are listed by industry.
6. Performance percentages reflect the total return performance, including reinvestment of all dividends and capital gains, of the subindustries or the securities mentioned for the 12 months ended October 31, 2003. Due to purchases and sales, the performance of Fund holdings may differ from that of the subindustries or securities themselves.

--------------------------------------------------------------------------------

INDEX CHANGES

The Fund seeks to track the performance and weightings of stocks in the S&P 500 Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization, or face financial difficulties. Standard & Poor's may also occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of our economy. During the 12 months ended October 31, 2003, there were 10 companies deleted from the Index and 10 companies added to it.

Among the additions were Comcast, Quest Diagnostics, AutoNation, Apartment Investment & Management, McCormick, Symantec, Federated Investors, ProLogis, Medco Health Solutions, and Express Scripts. Deletions included Comcast Class A Special, TRW, Rational Software, AMR, HealthSouth, Household International, Pharmacia, Mirant, McDermott International, and Quintiles Transnational.

HealthSouth was deleted from the Index when the company was investigated for a massive accounting scandal and allegations of fraud. The government has accused HealthSouth and a group of its former officers of deliberately overstating earnings by $2.5 billion over several years. AMR, the parent company of American Airlines, was deleted from the Index when it faced the threat of bankruptcy. The company's difficulties stemmed from the sluggish economy, the war in Iraq, and the SARS outbreak, all of which took a toll on air travel. Recent labor concessions have helped AMR avoid bankruptcy.

LOOKING AHEAD

Evidence shows that business expenditures, long thought to be the key to a sustainable economic turnaround, have risen by an impressive 11% in the third calendar quarter, with investment in equipment and software increasing by 15%. Going forward, this rise in business investment may help strengthen labor markets, stimulate demand, and improve corporate profitability. With positive economic data emerging while the Federal Open Market Committee is suggesting that "policy accommodation can be maintained for a considerable period," U.S. equity investors may have good reason to remain bullish.

Whatever the markets or the economy may bring, the Fund will continue to seek to provide investment results that correspond to the total-return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500 Index.

STEPHEN B. KILLIAN
FRANCIS J. OK
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                          ECLIPSE INDEXED EQUITY FUND
                              VERSUS S&P 500 INDEX

                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES LINE GRAPH]

                                                                ECLIPSE INDEXED EQUITY FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
10/31/93                                                         $         10,000                      $       10,000
10/31/94                                                                   10,335                              10,387
10/31/95                                                                   13,020                              13,133
10/31/96                                                                   16,086                              16,297
10/31/97                                                                   21,194                              21,531
10/31/98                                                                   25,790                              26,266
10/31/99                                                                   32,400                              33,008
10/31/00                                                                   34,339                              35,018
10/31/01                                                                   25,789                              26,297
10/31/02                                                                   21,862                              22,325
10/31/03                                                                   26,362                              26,968

                              $10,000 INVESTED IN
                          ECLIPSE INDEXED EQUITY FUND
                              VERSUS S&P 500 INDEX

                              SERVICE CLASS SHARES

[SERVICE CLASS SHARES LINE GRAPH]

                                                                ECLIPSE INDEXED EQUITY FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
10/31/93                                                       $           10,000                    $         10,000
10/31/94                                                                   10,310                              10,387
10/31/95                                                                   12,970                              13,133
10/31/96                                                                   15,983                              16,297
10/31/97                                                                   20,998                              21,531
10/31/98                                                                   25,497                              26,266
10/31/99                                                                   31,954                              33,008
10/31/00                                                                   33,781                              35,018
10/31/01                                                                   25,302                              26,297
10/31/02                                                                   21,404                              22,325
10/31/03                                                                   25,727                              26,968

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/93.

                                                                     AVERAGE ANNUAL TOTAL RETURNS(1)
                PERFORMANCE                                               AS OF OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------
                                                                     ONE YEAR   FIVE YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund No-Load Class                              20.59%      0.44%      10.18%
Eclipse Indexed Equity Fund Service Class(2)                           20.20       0.18        9.91
Average Lipper S&P 500 Index objective
 fund(3)                                                               19.97      -0.01       10.01
S&P 500 Index(4)                                                       20.80       0.53       10.43

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                                                             TOTAL RETURN (1)
                                                                            -----------------
Year ended December 31, 1994                                                      0.90%
Year ended December 31, 1995                                                     36.88
Year ended December 31, 1996                                                     22.57
Year ended December 31, 1997                                                     32.88
Year ended December 31, 1998                                                     28.62
10 months ended October 31, 1999                                                 11.80
Year ended October 31, 2000                                                       5.98
Year ended October 31, 2001                                                     -24.90
Year ended October 31, 2002                                                     -15.23
Year ended October 31, 2003                                                      20.59

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

2. Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 through 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE INDEXED EQUITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003

COMMON STOCKS (97.3%)+
                                  SHARES            VALUE
                             -----------------------------
AEROSPACE & DEFENSE (1.7%)
Boeing Co. (The)...........       82,068   $    3,158,797
General Dynamics Corp. ....       19,210        1,607,877
Goodrich Corp. ............       11,434          315,807
Honeywell International,
 Inc. .....................       83,934        2,569,219
Lockheed Martin Corp. .....       43,928        2,036,502
Northrop Grumman Corp. ....       17,802        1,591,499
Raytheon Co. ..............       40,125        1,062,510
Rockwell Collins, Inc. ....       17,399          477,603
United Technologies
 Corp. ....................       45,742        3,873,890
                                           --------------
                                               16,693,704
                                           --------------
AIR FREIGHT & LOGISTICS (1.1%)
FedEx Corp. ...............       29,145        2,208,025
Ryder System, Inc. ........        6,165          184,950
United Parcel Service, Inc.
 Class B...................      109,800        7,962,696
                                           --------------
                                               10,355,671
                                           --------------
AIRLINES (0.2%)
Delta Air Lines, Inc. .....       12,136          158,011
Southwest Airlines Co. ....       76,351        1,481,209
                                           --------------
                                                1,639,220
                                           --------------
AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co. ..        7,245          142,436
Dana Corp. ................       14,568          237,167
Delphi Corp. ..............       54,763          487,391
Goodyear Tire &
 Rubber Co. (The) (a)......       17,138          117,566
Johnson Controls, Inc. ....        8,720          937,662
Visteon Corp. .............       12,574           81,228
                                           --------------
                                                2,003,450
                                           --------------
AUTOMOBILES (0.6%)
Ford Motor Co. ............      178,682        2,167,413
General Motors Corp. ......       54,714        2,334,646
Harley-Davidson, Inc. .....       29,560        1,401,439
                                           --------------
                                                5,903,498
                                           --------------
BEVERAGES (2.6%)
Anheuser-Busch Cos.,
 Inc. .....................       80,652        3,972,918
Brown-Forman Corp. Class
 B.........................        5,940          501,217
Coca-Cola Co. (The) (c)....      239,745       11,124,168
Coca-Cola Enterprises,
 Inc. .....................       44,164          890,346
Coors (Adolph) Co. Class
 B.........................        3,541          198,473
Pepsi Bottling
 Group, Inc. (The).........       26,136          582,571
PepsiCo, Inc. .............      168,308        8,048,489
                                           --------------
                                               25,318,182
                                           --------------
BIOTECHNOLOGY (1.1%)
Amgen, Inc. (a)............      125,853        7,772,681
Biogen, Inc. (a)...........       14,641          592,521
Chiron Corp. (a)...........       18,299          999,674
Genzyme Corp. (a)..........       21,675          994,883
MedImmune, Inc. (a)........       24,633          656,716
                                           --------------
                                               11,016,475
                                           --------------



                                  SHARES            VALUE
                             -----------------------------
BUILDING PRODUCTS (0.2%)
American Standard Cos.,
 Inc. (a)..................        7,038   $      673,536
Masco Corp. ...............       45,797        1,259,418
                                           --------------
                                                1,932,954
                                           --------------
CAPITAL MARKETS (3.6%)
Bank of New York Co., Inc.
 (The).....................       75,112        2,342,743
Bear Stearns Cos., Inc.
 (The).....................        9,706          740,082
Charles Schwab Corp.
 (The).....................      131,580        1,784,225
Federated Investors, Inc.
 Class B...................       10,500          290,325
Franklin Resources,
 Inc. .....................       24,508        1,162,169
Goldman Sachs
 Group, Inc. (The).........       46,200        4,338,180
J.P. Morgan Chase & Co. ...      198,671        7,132,289
Janus Capital Group,
 Inc. .....................       23,393          330,777
Lehman Brothers Holdings,
 Inc. .....................       23,654        1,703,088
Mellon Financial Corp. ....       42,088        1,257,169
Merrill Lynch & Co.,
 Inc. .....................       91,002        5,387,318
Morgan Stanley.............      106,124        5,823,024
Northern Trust Corp. ......       21,636        1,004,992
State Street Corp. ........       32,513        1,702,381
T.Rowe Price Group,
 Inc. .....................       12,032          495,117
                                           --------------
                                               35,493,879
                                           --------------
CHEMICALS (1.4%)
Air Products & Chemicals,
 Inc. .....................       22,254        1,010,554
Dow Chemical Co. (The).....       89,620        3,377,777
E.I. du Pont de
 Nemours & Co. ............       97,206        3,927,122
Eastman Chemical Co. ......        7,574          245,852
Ecolab, Inc. ..............       25,326          681,016
Engelhard Corp. ...........       12,505          357,393
Great Lakes Chemical
 Corp. ....................        4,891          105,157
Hercules, Inc. (a).........       10,777          112,620
International Flavors &
 Fragrances, Inc. .........        9,160          303,196
Monsanto Co. ..............       25,557          640,203
PPG Industries, Inc. ......       16,559          954,626
Praxair, Inc. .............       15,949        1,109,731
Rohm & Haas Co. ...........       21,576          847,937
Sigma-Aldrich Corp. .......        6,990          366,626
                                           --------------
                                               14,039,810
                                           --------------
COMMERCIAL BANKS (6.2%)
AmSouth Bancorporation.....       34,653          818,504
Bank of America Corp. .....      145,805       11,041,813
Bank One Corp. ............      110,255        4,680,325
BB&T Corp. ................       52,586        2,033,501
Charter One Financial,
 Inc. .....................       22,126          707,147
Comerica, Inc. ............       17,172          884,015
Fifth Third Bancorp........       55,650        3,225,474
First Tennessee National
 Corp. ....................       12,290          557,474
FleetBoston Financial
 Corp. ....................      102,681        4,147,285

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                  SHARES            VALUE
                             -----------------------------
COMMERCIAL BANKS (CONTINUED)
Huntington Bancshares,
 Inc. .....................       22,232   $      481,545
KeyCorp....................       41,068        1,160,171
Marshall & Ilsley Corp. ...       22,258          797,282
National City Corp. .......       59,920        1,956,987
North Fork
 Bancorp., Inc. ...........       14,900          580,802
PNC Financial Services
 Group, Inc. (The).........       27,092        1,451,318
Regions Financial Corp. ...       21,646          795,491
SouthTrust Corp. ..........       32,847        1,046,177
SunTrust Banks, Inc. ......       27,402        1,837,852
Synovus Financial Corp. ...       29,412          811,771
U.S. Bancorp...............      187,971        5,116,571
Union Planters Corp. ......       19,302          642,178
Wachovia Corp. ............      129,972        5,961,816
Wells Fargo & Co. .........      163,809        9,225,722
Zions Bancorp..............        8,745          535,981
                                           --------------
                                               60,497,202
                                           --------------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Allied Waste Industries,
 Inc. (a)..................       20,385          229,943
Apollo Group, Inc. Class A
 (a).......................       17,156        1,089,921
Avery Dennison Corp. ......       10,831          569,494
Cendant Corp. (a)..........       98,904        2,020,609
Cintas Corp. ..............       16,581          707,345
Deluxe Corp. ..............        5,353          216,101
Donnelley (R.R.) & Sons
 Co. ......................       11,115          288,990
Equifax, Inc. .............       13,897          339,643
H&R Block, Inc. ...........       17,500          824,075
Monster Worldwide, Inc.
 (a).......................       10,923          278,208
Pitney Bowes, Inc. ........       22,742          934,696
Robert Half International,
 Inc. (a)..................       16,629          392,610
Waste Management, Inc. ....       57,756        1,497,036
                                           --------------
                                                9,388,671
                                           --------------
COMMUNICATIONS EQUIPMENT (2.8%)
ADC Telecommunications,
 Inc. (a)..................       78,493          200,157
Andrew Corp. (a)...........       14,936          195,363
Avaya, Inc. (a)............       40,696          526,606
CIENA Corp. (a)............       46,128          295,680
Cisco Systems, Inc. (a)....      684,398       14,358,670
Comverse Technology, Inc.
 (a).......................       18,429          332,459
Corning, Inc. (a)..........      129,900        1,426,302
JDS Uniphase Corp. (a).....      140,009          497,032
Lucent Technologies, Inc.
 (a).......................      404,903        1,295,690
Motorola, Inc. ............      226,692        3,067,143
QLogic Corp. (a)...........        9,121          511,232
QUALCOMM, Inc. ............       77,245        3,669,137
Scientific-Atlanta,
 Inc. .....................       14,580          431,568
Tellabs, Inc. (a)..........       40,322          303,625
                                           --------------
                                               27,110,664
                                           --------------



                                  SHARES            VALUE
                             -----------------------------
COMPUTERS & PERIPHERALS (3.9%)
Apple Computer, Inc. (a)...       35,302   $      808,063
Dell, Inc. (a).............      250,529        9,049,107
EMC Corp. (a)..............      213,726        2,957,968
Gateway, Inc. (a)..........       31,693          159,733
Hewlett-Packard Co. .......      297,918        6,646,551
International Business
 Machines Corp. ...........      168,667       15,092,323
Lexmark International, Inc.
 (a).......................       12,441          915,782
NCR Corp. (a)..............        9,332          335,392
Network Appliance, Inc.
 (a).......................       33,215          819,746
Sun Microsystems, Inc.
 (a).......................      315,038        1,247,550
                                           --------------
                                               38,032,215
                                           --------------
CONSTRUCTION & ENGINEERING (0.0%) (b)
Fluor Corp. ...............        7,794          289,001
                                           --------------
CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co. ......        9,940          440,441
                                           --------------
CONSUMER FINANCE (1.3%)
American Express Co. ......      125,616        5,895,158
Capital One Financial
 Corp. ....................       22,156        1,347,085
MBNA Corp. ................      124,617        3,084,271
Providian Financial Corp.
 (a).......................       28,334          314,791
SLM Corp. .................       43,955        1,721,278
                                           --------------
                                               12,362,583
                                           --------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp. ................        5,522          310,335
Bemis Co., Inc. ...........        5,158          238,506
Pactiv Corp. (a)...........       15,492          341,599
Sealed Air Corp. (a).......        8,206          436,805
Temple-Inland, Inc. .......        5,277          285,116
                                           --------------
                                                1,612,361
                                           --------------
DISTRIBUTORS (0.1%)
Genuine Parts Co. .........       17,168          546,285
                                           --------------
DIVERSIFIED FINANCIAL SERVICES (2.6%)
Citigroup, Inc. ...........      502,266       23,807,408
Moody's Corp. .............       14,515          839,402
Principal Financial Group
 (The) (a).................       31,500          987,525
                                           --------------
                                               25,634,335
                                           --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.8%)
ALLTEL Corp. ..............       30,378        1,435,968
AT&T Corp. ................       76,940        1,430,315
BellSouth Corp. ...........      180,226        4,741,746
CenturyTel, Inc. ..........       13,922          497,712
Citizens Communications Co.
 (a).......................       27,581          343,383
Qwest Communications
 International, Inc. (a)...      165,776          585,189
SBC Communications, Inc. ..      324,269        7,775,971
Sprint Corp. (FON Group)...       88,001        1,408,016
Verizon Communications,
 Inc. .....................      268,781        9,031,042
                                           --------------
                                               27,249,342
                                           --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)

                                  SHARES            VALUE
                             -----------------------------
ELECTRIC UTILITIES (2.1%)
Allegheny Energy, Inc.
 (a).......................       12,272   $      129,838
Ameren Corp. ..............       15,575          695,424
American Electric
 Power Co., Inc. ..........       38,504        1,085,428
CenterPoint Energy,
 Inc. .....................       29,781          292,152
Cinergy Corp. .............       17,340          629,615
CMS Energy Corp. (a).......       14,077          114,305
Consolidated Edison,
 Inc. .....................       21,852          884,350
Dominion Resources,
 Inc. .....................       31,482        1,939,291
DTE Energy Co. ............       16,383          604,205
Edison International, Inc.
 (a).......................       31,822          627,212
Entergy Corp. .............       22,104        1,191,406
Exelon Corp. ..............       31,729        2,013,205
FirstEnergy Corp. .........       31,732        1,091,263
FPL Group, Inc. ...........       17,865        1,138,715
PG&E Corp. (a).............       39,924          976,142
Pinnacle West Capital
 Corp. ....................        8,871          324,324
PPL Corp. .................       17,464          697,163
Progress Energy, Inc. .....       23,538        1,014,488
Public Service Enterprise
 Group, Inc. ..............       22,083          902,532
Southern Co. (The).........       70,682        2,106,324
TECO Energy, Inc. .........       18,365          241,132
TXU Corp. .................       31,506          718,967
Xcel Energy, Inc. .........       39,003          639,649
                                           --------------
                                               20,057,130
                                           --------------
ELECTRICAL EQUIPMENT (0.4%)
American Power
 Conversion Corp. .........       19,165          387,708
Cooper Industries, Ltd.
 Class A...................        8,963          474,143
Emerson Electric Co. ......       41,057        2,329,985
Power-One, Inc. (a)........        7,807           70,731
Rockwell Automation,
 Inc. .....................       18,125          562,781
Thomas & Betts Corp. (a)...        5,700          101,460
                                           --------------
                                                3,926,808
                                           --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Agilent Technologies, Inc.
 (a).......................       46,129        1,149,535
Jabil Circuit, Inc. (a)....       19,399          540,262
Molex, Inc. ...............       18,750          588,563
PerkinElmer, Inc. .........       12,329          222,045
Sanmina-SCI Corp. (a)......       49,810          525,496
Solectron Corp. (a)........       80,839          447,848
Symbol Technologies,
 Inc. .....................       22,545          281,587
Tektronix, Inc. ...........        8,286          212,702
Thermo Electron Corp.
 (a).......................       16,049          352,757
Waters Corp. (a)...........       12,136          381,434
                                           --------------
                                                4,702,229
                                           --------------
ENERGY EQUIPMENT & SERVICES (0.7%)
Baker Hughes, Inc. ........       32,664          923,085
BJ Services Co. (a)........       15,393          505,044
Halliburton Co. ...........       42,673        1,019,031
Nabors Industries, Ltd.
 (a).......................       14,187          536,269
Noble Corp. (a)............       13,066          448,556
Rowan Cos., Inc. (a).......        9,123          218,496



                                  SHARES            VALUE
                             -----------------------------
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Schlumberger Ltd. .........       56,911   $    2,673,110
Transocean, Inc. (a).......       31,265          599,975
                                           --------------
                                                6,923,566
                                           --------------
FOOD & STAPLES RETAILING (3.8%)
Albertson's, Inc. .........       35,958          729,588
Costco Wholesale Corp.
 (a).......................       44,661        1,579,660
CVS Corp. .................       38,469        1,353,339
Kroger Co. (The) (a).......       73,363        1,283,119
Safeway, Inc. (a)..........       43,089          909,178
SUPERVALU, Inc. ...........       13,033          328,692
Sysco Corp. ...............       63,386        2,133,573
Walgreen Co. ..............      100,019        3,482,662
Wal-Mart Stores, Inc. .....      426,029       25,114,410
Winn-Dixie Stores, Inc. ...       13,757          111,294
                                           --------------
                                               37,025,515
                                           --------------
FOOD PRODUCTS (1.2%)
Archer-Daniels-Midland
 Co. ......................       63,092          905,370
Campbell Soup Co. .........       40,148        1,040,636
ConAgra Foods, Inc. .......       52,548        1,252,744
General Mills, Inc. .......       36,164        1,621,955
H.J. Heinz Co. ............       34,356        1,213,797
Hershey Foods Corp. .......       12,681          977,705
Kellogg Co. ...............       39,742        1,316,652
McCormick & Co., Inc. .....       13,600          403,104
Sara Lee Corp. ............       75,796        1,510,614
Wm. Wrigley Jr. Co. .......       21,979        1,239,616
                                           --------------
                                               11,482,193
                                           --------------
GAS UTILITIES (0.3%)
KeySpan Corp. .............       15,328          536,020
Kinder Morgan, Inc. .......       11,954          640,137
Nicor, Inc. ...............        4,293          147,121
NiSource, Inc. ............       25,777          533,840
Peoples Energy Corp. ......        3,563          144,123
Sempra Energy..............       21,796          605,929
                                           --------------
                                                2,607,170
                                           --------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
Applera Corp. Applied
 Biosystems Group..........       20,447          471,917
Bausch & Lomb, Inc. .......        5,209          250,865
Baxter International,
 Inc. .....................       59,419        1,579,357
Becton, Dickinson & Co. ...       24,878          909,540
Biomet, Inc. ..............       25,005          896,679
Boston Scientific Corp.
 (a).......................       40,135        2,717,942
C.R. Bard, Inc. ...........        5,028          402,491
Guidant Corp. .............       30,048        1,532,748
Medtronic, Inc. ...........      118,661        5,407,382
Millipore Corp. (a)........        4,755          208,507
St. Jude Medical, Inc.
 (a).......................       16,632          967,317
Stryker Corp. .............       19,481        1,580,104
Zimmer Holdings, Inc.
 (a).......................       22,146        1,413,136
                                           --------------
                                               18,337,985
                                           --------------
HEALTH CARE PROVIDERS & SERVICES (1.8%)
Aetna, Inc. ...............       14,991          860,633
AmerisourceBergen Corp. ...       10,868          616,976
Anthem, Inc. (a)...........       13,502          923,942
Cardinal Health, Inc. .....       43,601        2,587,283

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                  SHARES            VALUE
                             -----------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
CIGNA Corp. ...............       13,643   $      778,333
Express Scripts, Inc.
 (a).......................        7,600          417,392
HCA, Inc. .................       48,752        1,864,764
Health Management
 Associates, Inc. Class
 A.........................       23,354          517,291
Humana, Inc. (a)...........       15,859          321,779
IMS Health, Inc. ..........       23,202          545,943
Manor Care, Inc. ..........        8,826          293,729
McKesson Corp. ............       28,444          861,000
Medco Health Solutions,
 Inc. (a)..................       26,426          877,343
Quest Diagnostics, Inc. ...       10,300          696,795
Tenet Healthcare Corp.
 (a).......................       45,401          626,534
UnitedHealth Group,
 Inc. .....................       58,062        2,954,195
WellPoint Health
 Networks, Inc. (a)........       14,323        1,273,315
                                           --------------
                                               17,017,247
                                           --------------
HOTELS, RESTAURANTS & LEISURE (1.2%)
Carnival Corp. ............       61,450        2,145,220
Darden Restaurants,
 Inc. .....................       16,034          335,912
Harrah's Entertainment,
 Inc. .....................       10,786          469,191
Hilton Hotels Corp. .......       36,864          583,932
International Game
 Technology................       33,704        1,103,806
Marriott International,
 Inc. Class A..............       22,841          986,731
McDonald's Corp. ..........      124,111        3,104,016
Starbucks Corp. (a)........       38,233        1,208,163
Starwood Hotels & Resorts
 Worldwide, Inc. ..........       19,644          662,592
Wendy's International,
 Inc. .....................       11,250          416,813
Yum! Brands, Inc. (a)......       28,899          986,612
                                           --------------
                                               12,002,988
                                           --------------
HOUSEHOLD DURABLES (0.5%)
American Greetings Corp.
 Class A (a)...............        6,458          137,749
Black & Decker Corp.
 (The).....................        7,610          363,834
Centex Corp. ..............        6,044          589,290
Fortune Brands, Inc. ......       14,173          923,371
KB HOME....................        4,683          320,739
Leggett & Platt, Inc. .....       18,877          394,341
Maytag Corp. ..............        7,669          194,793
Newell Rubbermaid, Inc. ...       27,008          615,782
Pulte Homes, Inc. .........        6,031          521,742
Snap-on, Inc. .............        5,687          166,857
Stanley Works (The)........        8,320          277,389
Tupperware Corp. ..........        5,747           86,492
Whirlpool Corp. ...........        6,709          472,783
                                           --------------
                                                5,065,162
                                           --------------
HOUSEHOLD PRODUCTS (1.9%)
Clorox Co. (The)...........       21,244          962,353
Colgate-Palmolive Co. .....       52,452        2,789,922
Kimberly-Clark Corp. ......       49,487        2,613,408
Procter & Gamble Co.
 (The).....................      126,485       12,432,211
                                           --------------
                                               18,797,894
                                           --------------



                                  SHARES            VALUE
                             -----------------------------
INDUSTRIAL CONGLOMERATES (4.0%)
3M Co. ....................       76,312   $    6,018,727
General Electric Co. (c)...      977,058       28,344,453
Textron, Inc. .............       13,330          662,368
Tyco International Ltd. ...      194,893        4,069,366
                                           --------------
                                               39,094,914
                                           --------------
INSURANCE (4.4%)
ACE, Ltd. .................       26,867          967,212
AFLAC, Inc. ...............       50,090        1,827,283
Allstate Corp. (The).......       68,614        2,710,253
Ambac Financial Group,
 Inc. .....................       10,387          734,776
American International
 Group, Inc. ..............      254,388       15,474,422
Aon Corp. .................       30,462          667,118
Chubb Corp. (The)..........       18,296        1,222,356
Cincinnati Financial
 Corp. ....................       15,838          648,091
Hartford Financial Services
 Group, Inc. (The).........       27,403        1,504,425
Jefferson-Pilot Corp. .....       14,041          670,317
John Hancock Financial
 Services, Inc. ...........       28,199          996,835
Lincoln National Corp. ....       17,340          692,386
Loews Corp. ...............       18,049          776,107
Marsh & McLennan Cos.,
 Inc. .....................       51,986        2,222,402
MBIA, Inc. ................       14,127          842,110
MetLife, Inc. .............       74,096        2,326,614
Progressive Corp. (The)....       21,267        1,569,505
Prudential Financial,
 Inc. .....................       53,233        2,056,923
SAFECO Corp. ..............       13,555          497,469
St. Paul Cos., Inc.
 (The).....................       22,148          844,503
Torchmark Corp. ...........       11,007          482,987
Travelers Property Casualty
 Corp. Class B.............       98,515        1,612,691
UNUMProvident Corp. .......       28,168          461,110
XL Capital Ltd. Class A....       13,312          925,184
                                           --------------
                                               42,733,079
                                           --------------
INTERNET & CATALOG RETAIL (0.4%)
eBay, Inc. (a).............       62,600        3,501,844
                                           --------------
INTERNET SOFTWARE & SERVICES (0.3%)
Yahoo!, Inc. (a)...........       63,330        2,767,521
                                           --------------
IT SERVICES (1.1%)
Automatic Data Processing,
 Inc. .....................       58,411        2,204,431
Computer Sciences Corp.
 (a).......................       18,339          726,591
Concord EFS, Inc. (a)......       47,590          508,737
Convergys Corp. (a)........       14,361          230,638
Electronic Data Systems
 Corp. ....................       46,584          999,227
First Data Corp. ..........       72,199        2,577,504
Fiserv, Inc. (a)...........       18,902          667,619
Paychex, Inc. .............       36,707        1,428,636
Sabre Holdings Corp. ......       13,915          304,878
SunGard Data Systems, Inc.
 (a).......................       27,700          776,985
Unisys Corp. (a)...........       32,060          492,442
                                           --------------
                                               10,917,688
                                           --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)

                                  SHARES            VALUE
                             -----------------------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp. ...........        8,780   $      260,503
Eastman Kodak Co. .........       27,971          683,332
Hasbro, Inc. ..............       16,970          369,946
Mattel, Inc. ..............       42,752          827,679
                                           --------------
                                                2,141,460
                                           --------------
MACHINERY (1.3%)
Caterpillar, Inc. .........       33,662        2,466,751
Crane Co. .................        5,825          163,683
Cummins, Inc. .............        3,997          189,458
Danaher Corp. .............       14,922        1,236,288
Deere & Co. ...............       23,453        1,421,721
Dover Corp. ...............       19,815          773,181
Eaton Corp. ...............        7,370          738,769
Illinois Tool Works,
 Inc. .....................       30,028        2,208,559
Ingersoll-Rand Co. Class
 A.........................       16,494          996,238
ITT Industries, Inc. ......        8,945          608,171
Navistar International
 Corp. (a).................        6,620          267,647
PACCAR, Inc. ..............       11,345          895,801
Pall Corp. ................       12,028          281,455
Parker-Hannifin Corp. .....       11,483          585,289
                                           --------------
                                               12,833,011
                                           --------------
MEDIA (3.9%)
Clear Channel
 Communications, Inc. .....       60,025        2,450,221
Comcast Corp. Class A
 (a).......................      219,537        7,446,695
Dow Jones & Co., Inc. .....        7,981          414,773
Gannett Co., Inc. .........       26,266        2,209,233
Interpublic Group of Cos.,
 Inc. (The) (a)............       38,112          567,107
Knight-Ridder, Inc. .......        7,831          574,169
McGraw-Hill Cos., Inc.
 (The).....................       18,625        1,246,944
Meredith Corp. ............        4,837          234,691
New York Times Co. (The)
 Class A...................       14,789          702,921
Omnicom Group, Inc. .......       18,586        1,483,163
Time Warner, Inc. (a)......      440,209        6,730,796
Tribune Co. ...............       30,690        1,505,345
Univision Communications,
 Inc. Class A (a)..........       31,422        1,066,777
Viacom, Inc. Class B.......      171,196        6,825,585
Walt Disney Co. (The)......      199,484        4,516,318
                                           --------------
                                               37,974,738
                                           --------------
METALS & MINING (0.7%)
Alcoa, Inc. ...............       82,550        2,606,104
Allegheny Technologies,
 Inc. .....................        7,866           60,175
Freeport-McMoRan Copper &
 Gold, Inc. Class B........       16,374          634,493
Newmont Mining Corp. ......       39,774        1,741,306
Nucor Corp. ...............        7,593          416,324
Phelps Dodge Corp. (a).....        8,747          540,040
United States Steel
 Corp. ....................       10,121          239,362
Worthington Industries,
 Inc. .....................        8,413          122,662
                                           --------------
                                                6,360,466
                                           --------------
MULTILINE RETAIL (1.2%)
Big Lots, Inc. (a).........       11,318          169,883
Dillard's, Inc. Class A....        8,233          133,128



                                  SHARES            VALUE
                             -----------------------------
MULTILINE RETAIL (CONTINUED)
Dollar General Corp. ......       32,650   $      733,646
Family Dollar Stores,
 Inc. .....................       16,760          730,904
Federated Department
 Stores, Inc. .............       18,070          859,229
J.C. Penney Co., Inc.
 Holding Co. ..............       26,275          621,404
Kohl's Corp. (a)...........       33,183        1,860,571
May Department
 Stores Co. (The)..........       28,247          789,786
Nordstrom, Inc. ...........       13,297          405,426
Sears, Roebuck and Co. ....       27,584        1,451,746
Target Corp. ..............       88,827        3,529,985
                                           --------------
                                               11,285,708
                                           --------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
AES Corp. (The) (a)........       60,157          526,374
Calpine Corp. (a)..........       36,983          170,492
Constellation Energy
 Group, Inc. ..............       16,141          587,048
Duke Energy Corp. .........       88,200        1,600,830
Dynegy, Inc. Class A (a)...       36,377          145,872
El Paso Corp. .............       58,587          430,029
Williams Cos., Inc.
 (The).....................       50,557          515,681
                                           --------------
                                                3,976,326
                                           --------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)............       77,147          810,044
                                           --------------
OIL & GAS (4.6%)
Amerada Hess Corp. ........        8,683          448,216
Anadarko Petroleum Corp. ..       24,251        1,057,829
Apache Corp. ..............       15,861        1,105,829
Ashland, Inc. .............        6,604          245,933
Burlington Resources,
 Inc. .....................       19,695          957,965
ChevronTexaco Corp. .......      104,250        7,745,775
ConocoPhillips.............       66,273        3,787,502
Devon Energy Corp. ........       22,482        1,090,377
EOG Resources, Inc. .......       11,260          474,496
ExxonMobil Corp. ..........      647,120       23,671,650
Kerr-McGee Corp. ..........        9,857          409,066
Marathon Oil Corp. ........       30,460          900,702
Occidental Petroleum
 Corp. ....................       37,373        1,317,772
Sunoco, Inc. ..............        7,497          328,069
Unocal Corp. ..............       25,247          799,825
                                           --------------
                                               44,341,006
                                           --------------
PAPER & FOREST PRODUCTS (0.5%)
Boise Cascade Corp. .......        5,741          161,035
Georgia-Pacific Corp. .....       24,518          644,333
International Paper Co. ...       46,842        1,843,233
Louisiana-Pacific Corp.
 (a).......................       10,187          193,757
MeadWestvaco Corp. ........       19,570          507,254
Weyerhaeuser Co. ..........       21,419        1,290,066
                                           --------------
                                                4,639,678
                                           --------------
PERSONAL PRODUCTS (0.5%)
Alberto-Culver Co. Class
 B.........................        5,744          364,170
Avon Products, Inc. .......       22,938        1,558,866
Gillette Co. (The).........       99,552        3,175,709
                                           --------------
                                                5,098,745
                                           --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                  SHARES            VALUE
                             -----------------------------
PHARMACEUTICALS (8.0%)
Abbott Laboratories........      152,381   $    6,494,478
Allergan, Inc. ............       12,617          954,098
Bristol-Myers Squibb
 Co. ......................      189,035        4,795,818
Forest Laboratories, Inc.
 (a).......................       35,558        1,778,256
Johnson & Johnson..........      289,443       14,567,666
King Pharmaceuticals, Inc.
 (a).......................       23,518          315,141
Lilly (Eli) & Co. .........      109,518        7,296,089
Merck & Co., Inc. .........      218,313        9,660,350
Pfizer, Inc. ..............      759,308       23,994,133
Schering-Plough Corp. .....      143,399        2,189,703
Watson Pharmaceuticals,
 Inc. (a)..................       10,424          409,350
Wyeth......................      129,870        5,732,462
                                           --------------
                                               78,187,544
                                           --------------
REAL ESTATE (0.4%)
Apartment Investment &
 Management Co. Class A....        9,100          372,190
Equity Office Properties
 Trust.....................       38,939        1,090,681
Equity Residential.........       26,493          774,920
Plum Creek Timber Co.,
 Inc. .....................       18,078          476,355
ProLogis...................       17,500          516,950
Simon Property Group,
 Inc. .....................       18,790          847,053
                                           --------------
                                                4,078,149
                                           --------------
ROAD & RAIL (0.4%)
Burlington Northern
 Santa Fe Corp. ...........       36,367        1,052,461
CSX Corp. .................       20,898          664,974
Norfolk Southern Corp. ....       38,069          767,090
Union Pacific Corp. .......       24,887        1,557,926
                                           --------------
                                                4,042,451
                                           --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.3%)
Advanced Micro Devices,
 Inc. (a)..................       33,653          511,526
Altera Corp. (a)...........       37,393          756,460
Analog Devices, Inc. (a)...       35,708        1,582,936
Applied Materials, Inc.
 (a).......................      161,760        3,780,331
Applied Micro Circuits
 Corp. (a).................       29,691          172,802
Broadcom Corp. Class A
 (a).......................       29,030          927,509
Intel Corp. ...............      634,893       20,983,214
KLA-Tencor Corp. (a).......       18,631        1,068,115
Linear Technology Corp. ...       30,535        1,301,096
LSI Logic Corp. (a)........       36,782          339,865
Maxim Integrated
 Products, Inc. ...........       31,594        1,570,537
Micron Technology, Inc.
 (a).......................       59,538          853,775
National Semiconductor
 Corp. (a).................       17,821          724,067
Novellus Systems, Inc.
 (a).......................       14,622          603,742
NVIDIA Corp. (a)...........       15,421          272,643
PMC-Sierra, Inc. (a).......       16,413          298,224
Teradyne, Inc. (a).........       18,447          420,223
Texas Instruments, Inc. ...      168,829        4,882,535
Xilinx, Inc. (a)...........       33,034        1,047,178
                                           --------------
                                               42,096,778
                                           --------------



                                  SHARES            VALUE
                             -----------------------------
SOFTWARE (4.5%)
Adobe Systems, Inc. .......       22,561   $      989,074
Autodesk, Inc. ............       10,937          210,537
BMC Software, Inc. (a).....       22,798          396,229
Citrix Systems, Inc. (a)...       15,923          402,533
Computer Associates
 International, Inc. ......       56,421        1,327,022
Compuware Corp. (a)........       36,984          207,850
Electronic Arts, Inc.
 (a).......................       14,400        1,426,176
Intuit, Inc. (a)...........       20,154        1,007,297
Mercury Interactive Corp.
 (a).......................        8,351          387,820
Microsoft Corp. (c)........    1,054,288       27,569,631
Novell, Inc. (a)...........       36,275          212,934
Oracle Corp. (a)...........      510,636        6,107,207
Parametric Technology Corp.
 (a).......................       25,707           79,949
PeopleSoft, Inc. (a).......       35,461          736,170
Siebel Systems, Inc. (a)...       47,504          598,075
Symantec Corp. (a).........       14,800          986,420
VERITAS Software Corp.
 (a).......................       41,494        1,500,008
                                           --------------
                                               44,144,932
                                           --------------
SPECIALTY RETAIL (2.5%)
AutoNation, Inc. (a).......       26,784          500,861
AutoZone, Inc. (a).........        8,722          838,184
Bed Bath & Beyond, Inc.
 (a).......................       28,754        1,214,569
Best Buy Co., Inc. (a).....       31,464        1,834,666
Circuit City Stores,
 Inc. .....................       20,275          193,424
Gap, Inc. (The)............       87,104        1,661,944
Home Depot, Inc. (The).....      224,261        8,313,355
Limited Brands.............       51,185          900,856
Lowe's Cos., Inc. .........       76,287        4,495,593
Office Depot, Inc. (a).....       30,150          450,140
RadioShack Corp. ..........       16,473          494,025
Sherwin-Williams Co.
 (The).....................       14,349          481,265
Staples, Inc. (a)..........       47,662        1,278,294
Tiffany & Co. .............       14,131          670,516
TJX Cos., Inc. (The).......       49,800        1,045,302
Toys "R" Us, Inc. (a)......       20,854          271,102
                                           --------------
                                               24,644,096
                                           --------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Jones Apparel Group,
 Inc. .....................       12,510          431,595
Liz Claiborne, Inc. .......       10,475          386,423
NIKE, Inc. Class B.........       25,890        1,654,371
Reebok International
 Ltd. .....................        5,837          227,351
V.F. Corp. ................       10,548          447,763
                                           --------------
                                                3,147,503
                                           --------------
THRIFTS & MORTGAGE FINANCE (1.8%)
Countrywide Financial
 Corp. ....................       13,336        1,401,880
Fannie Mae.................       95,004        6,810,837
Freddie Mac................       67,824        3,806,961
Golden West Financial
 Corp. ....................       14,868        1,493,193
MGIC Investment Corp. .....        9,643          494,782
Washington Mutual, Inc. ...       90,051        3,939,731
                                           --------------
                                               17,947,384
                                           --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)

                                  SHARES            VALUE
                             -----------------------------
TOBACCO (1.0%)
Altria Group, Inc. ........      197,989   $    9,206,489
R.J. Reynolds Tobacco
 Holdings, Inc. ...........        8,300          398,649
UST, Inc. .................       16,422          558,676
                                           --------------
                                               10,163,814
                                           --------------
TRADING COMPANIES & DISTRIBUTORS (0.0%) (b)
Grainger (W.W.), Inc. .....        8,917          408,220
                                           --------------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
AT&T Wireless Services,
 Inc. (a)..................      264,719        1,919,213
Nextel Communications, Inc.
 Class A (a)...............      100,569        2,433,770
Sprint Corp. (PCS Group)
 (a).......................      100,422          436,836
                                           --------------
                                                4,789,819
                                           --------------
Total Common Stocks
 (Cost $950,927,101).......                   947,632,748(d)
                                           --------------
SHORT-TERM INVESTMENTS (10.4%)
                              PRINCIPAL
                               AMOUNT
                             -----------
COMMERCIAL PAPER (8.8%)
7-Eleven, Inc.
 1.04%, due 12/2/03........  $ 1,800,000        1,798,388
American Honda Finance
 1.03%, due 11/6/03........    1,000,000          999,857
Cooperative Association of
 Tractor Dealers, Inc.
 1.07%, due 12/1/03........   16,700,000       16,685,096
Dealers Capital Access
 Trust
 1.08%, due 11/7/03........    8,400,000        8,398,487
 1.08%, due 11/26/03.......    8,000,000        7,993,995
 1.08%, due 12/23/03.......      800,000          798,752
HBOS Treasury Services PLC
 1.04%, due 12/5/03........    4,200,000        4,195,873
 1.05%, due 11/5/03........      800,000          799,907
Household Finance Corp.
 1.04%, due 11/21/03.......    1,000,000          999,422
Public Service Co. of
 North Carolina
 1.08%, due 12/3/03........    1,000,000          999,040
Schering-Plough Corp.
 1.11%, due 12/3/03........   15,700,000       15,684,499
Transamerica Finance Corp.
 1.04%, due 11/7/03........    2,900,000        2,899,497
 1.05%, due 11/6/03........    3,700,000        3,699,460
 1.05%, due 11/14/03.......    4,200,000        4,198,407
 1.05%, due 12/1/03........    2,150,000        2,148,116
Wells Fargo & Co.
 1.03%, due 12/22/03.......   13,200,000       13,180,735
                                           --------------
Total Commercial Paper
 (Cost $85,479,531)........                    85,479,531
                                           --------------



                                 PRINCIPAL
                                  AMOUNT            VALUE
                             -----------------------------
U.S. GOVERNMENT (1.6%)
United States Treasury
 Bills
 0.89%, due 12/4/03 (c)....  $ 6,000,000   $    5,995,258
 0.92%, due 11/20/03 (c)...   10,000,000        9,995,298
                                           --------------
Total U.S. Government
 (Cost $15,990,556)........                    15,990,556
                                           --------------
Total Short-Term
 Investments
 (Cost $101,470,087).......                   101,470,087
                                           --------------
Total Investments
 (Cost $1,052,397,188)
 (e).......................        107.7%   1,049,102,835(f)
Liabilities in Excess of
 Cash and Other Assets.....         (7.7)     (74,682,569)
                             -----------   ---------------
Net Assets.................        100.0%  $  974,420,266
                             -----------   ---------------
FUTURES CONTRACTS (0.1%)
                              CONTRACTS      UNREALIZED
                                LONG      APPRECIATION(g)
                             -----------------------------
Standard & Poor's 500 Index
 December 2003.............           96   $      740,074
 Mini December 2003........            8              602
                                           --------------
Total Futures Contracts
 (Settlement Value
 $25,607,800) (d)..........                $      740,676
                                           ==============

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated or designated as collateral for futures contracts.
(d) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 99.9% of net assets.
(e) The cost for federal income tax purposes is $1,056,385,193.
(f) At October 31, 2003 net unrealized depreciation was $7,282,358, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $136,831,735 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $144,114,093.
(g) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

INDEXED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2003

ASSETS:
 Investment in securities, at value
   (identified cost $1,052,397,188).............  $1,049,102,835
 Cash...........................................          12,387
 Receivables:
   Fund shares sold.............................       1,637,525
   Dividends....................................       1,192,522
   Variation margin on futures contracts........          24,602
   Investment securities sold...................           9,976
 Other assets...................................           6,083
                                                  --------------
       Total assets.............................   1,051,985,930
                                                  --------------
LIABILITIES:
 Payables:
   Investment securities purchased..............      75,870,744
   Fund shares redeemed.........................       1,258,985
   Transfer agent...............................         212,633
   Professional.................................          68,829
   Shareholder communication....................          60,513
   NYLIFE Distributors..........................          40,987
   Custodian....................................          18,781
   Manager......................................           9,862
   Directors....................................           4,267
 Accrued expenses...............................          20,063
                                                  --------------
       Total liabilities........................      77,565,664
                                                  --------------
 Net assets.....................................  $  974,420,266
                                                  ==============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class................................  $       31,845
   Service Class................................           8,111
 Additional paid-in capital.....................   1,010,140,910
 Accumulated undistributed net investment
   income.......................................       9,123,203
 Accumulated net realized loss on investments
   and futures contracts........................     (42,330,126)
 Net unrealized depreciation on investments
   and futures contracts........................      (2,553,677)
                                                  --------------
 Net assets.....................................  $  974,420,266
                                                  ==============
No-Load Class
 Net assets applicable to outstanding shares....  $  777,842,838
                                                  ==============
 Shares of capital stock outstanding............      31,845,149
                                                  ==============
 Net asset value per share outstanding..........  $        24.43
                                                  ==============
Service Class
 Net assets applicable to outstanding shares....  $  196,577,428
                                                  ==============
 Shares of capital stock outstanding............       8,111,463
                                                  ==============
 Net asset value per share outstanding..........  $        24.23
                                                  ==============


STATEMENT OF OPERATIONS
For the year ended October 31, 2003

INVESTMENT INCOME:
 Income:
   Dividends......................................  $ 12,822,676
   Interest.......................................       760,599
                                                    ------------
       Total income...............................    13,583,275
                                                    ------------
 Expenses:
   Manager........................................     3,856,021
   Service--Service Class.........................       390,874
   Transfer agent.................................       324,811
   Professional...................................       216,541
   Custodian......................................       114,772
   Shareholder communication......................        85,822
   Directors......................................        51,412
   Registration...................................        32,079
   Miscellaneous..................................        47,095
                                                    ------------
       Total expenses before reimbursement........     5,119,427
   Expense reimbursement from Manager.............    (2,414,940)
                                                    ------------
       Net expenses...............................     2,704,487
                                                    ------------
 Net investment income............................    10,878,788
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) from:
   Security transactions..........................   (13,888,556)
   Futures transactions...........................    16,086,474
                                                    ------------
 Net realized gain on investments.................     2,197,918
                                                    ------------
 Net change in unrealized appreciation
   (depreciation) on investments:
   Security transactions..........................   137,968,487
   Futures transactions...........................       420,989
                                                    ------------
 Net unrealized gain on investments...............   138,389,476
                                                    ------------
 Net realized and unrealized gain on investments..   140,587,394
                                                    ------------
 Net increase in net assets resulting from
   operations.....................................  $151,466,182
                                                    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2003 and October 31, 2002

                                                                  2003            2002
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  10,878,788   $   9,358,836
    Net realized gain (loss) on investments and futures
     contracts..............................................      2,197,918     (43,302,130)
    Net change in unrealized appreciation (depreciation) on
     investments and
      futures contracts.....................................    138,389,476     (87,864,525)
                                                              -------------   -------------
    Net increase (decrease) in net assets resulting from
     operations.............................................    151,466,182    (121,807,819)
                                                              -------------   -------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................     (7,726,950)     (7,772,460)
      Service Class.........................................     (1,659,778)     (1,276,935)
    From net realized gain on investments:
      No-Load Class.........................................             --     (33,639,804)
      Service Class.........................................             --      (6,256,408)
                                                              -------------   -------------
        Total dividends and distributions to shareholders...     (9,386,728)    (48,945,607)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    293,140,422     126,157,800
      Service Class.........................................    105,806,918     100,714,167
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................      7,719,756      40,192,374
      Service Class.........................................      1,659,778       7,531,327
                                                              -------------   -------------
                                                                408,326,874     274,595,668
    Cost of shares redeemed:
      No-Load Class.........................................   (164,877,116)   (112,191,421)
      Service Class.........................................    (66,922,507)    (38,901,217)
                                                              -------------   -------------
      Increase in net assets derived from capital share
       transactions.........................................    176,527,251     123,503,030
                                                              -------------   -------------
      Net increase (decrease) in net assets.................    318,606,705     (47,250,396)
NET ASSETS:
  Beginning of year.........................................    655,813,561     703,063,957
                                                              -------------   -------------
  End of year...............................................  $ 974,420,266   $ 655,813,561
                                                              =============   =============
  Accumulated undistributed net investment income at end of
    year....................................................  $   9,123,203   $   7,675,229
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INDEXED EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                           NO-LOAD CLASS
                                        ------------------------------------------------------------------------------------
                                                                                                   JANUARY 1
                                                         YEAR ENDED OCTOBER 31                      THROUGH      YEAR ENDED
                                        -------------------------------------------------------   OCTOBER 31,   DECEMBER 31,
                                           2003         2002            2001            2000         1999*          1998
                                        ----------   ----------      ----------      ----------   -----------   ------------
Net asset value at beginning
 of period............................  $    20.57   $    25.84      $    37.38      $    36.99   $    33.39     $    27.05
                                        ----------   ----------      ----------      ----------   ----------     ----------
Net investment income.................        0.32(a)       0.31           0.30(a)         0.37         0.31           0.38
Net realized and unrealized gain
 (loss) on investments................        3.85        (3.86)          (9.06)           1.86         3.60           7.36
                                        ----------   ----------      ----------      ----------   ----------     ----------
Total from investment operations......        4.17        (3.55)          (8.76)           2.23         3.91           7.74
                                        ----------   ----------      ----------      ----------   ----------     ----------
Less dividends and distributions:
From net investment income............       (0.31)       (0.32)          (0.36)          (0.38)         --           (0.38)
From net realized gain on
 investments..........................          --        (1.40)          (2.42)          (1.46)       (0.31)         (1.02)
                                        ----------   ----------      ----------      ----------   ----------     ----------
Total dividends and distributions.....       (0.31)       (1.72)          (2.78)          (1.84)       (0.31)         (1.40)
                                        ----------   ----------      ----------      ----------   ----------     ----------
Net asset value at end of period......  $    24.43   $    20.57      $    25.84      $    37.38   $    36.99     $    33.39
                                        ==========   ==========      ==========      ==========   ==========     ==========
Total investment return...............       20.59%      (15.23%)        (24.90%)          5.98%       11.80%(b)       28.62%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income................        1.46%        1.31%           1.03%           0.95%        1.06%+         1.29%
 Net expenses.........................        0.30%        0.30%           0.30%           0.30%        0.30%+         0.30%
 Expenses (before reimbursement)......        0.61%        0.59%           0.57%           0.54%        0.55%+         0.56%
Portfolio turnover rate...............           3%           4%              5%             11%           7%             8%
Net assets at end of period (in
 000's)...............................  $  777,843   $  527,277      $  612,937      $1,503,224   $1,641,591     $1,472,263

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                     SERVICE CLASS
    -------------------------------------------------------------------------------
                                                          JANUARY 1
                  YEAR ENDED OCTOBER 31                    THROUGH      YEAR ENDED
    --------------------------------------------------   OCTOBER 31,   DECEMBER 31,
       2003         2002         2001          2000         1999*          1998
    ----------   ----------   ----------    ----------   -----------   ------------
    $    20.42   $    25.68   $    37.16    $    36.80   $    33.28     $    26.99
    ----------   ----------   ----------    ----------   ----------     ----------
          0.26(a)      0.27         0.24(a)       0.27         0.21           0.31
          3.81        (3.84)       (9.04)         1.85         3.62           7.31
    ----------   ----------   ----------    ----------   ----------     ----------
          4.07        (3.57)       (8.80)         2.12         3.83           7.62
    ----------   ----------   ----------    ----------   ----------     ----------
         (0.26)       (0.29)       (0.26)        (0.30)         --           (0.31)
            --        (1.40)       (2.42)        (1.46)       (0.31)         (1.02)
    ----------   ----------   ----------    ----------   ----------     ----------
         (0.26)       (1.69)       (2.68)        (1.76)       (0.31)         (1.33)
    ----------   ----------   ----------    ----------   ----------     ----------
    $    24.23   $    20.42   $    25.68    $    37.16   $    36.80     $    33.28
    ==========   ==========   ==========    ==========   ==========     ==========
         20.20%      (15.41%)     (25.10%)        5.72%       11.60%(b)       28.24%
          1.21%        1.06%        0.78%         0.70%        0.81%+         1.04%
          0.55%        0.55%        0.55%         0.55%        0.55%+         0.55%
          0.86%        0.84%        0.82%         0.79%        0.80%+         0.81%
             3%           4%           5%           11%           7%             8%
    $  196,577   $  128,537   $   90,127    $   64,254   $   61,647     $   36,442

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Mid Cap Core Fund
--------------------------------------------------------------------------------

After three years of progressive declines, the stock market staged a steady recovery from mid-March 2003 through the end of October. Formerly weary and gun-shy investors made a dramatic statement as they returned to the equity markets.

Most investors sought riskier stocks with the potential for higher returns. As measured by Russell indices,(1) small cap stocks outperformed mid- and large-capitalization equities for the 12 months ended October 31, 2003, and mid-cap stocks performed decidedly better than their large-cap counterparts.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2003, Eclipse Mid Cap Core Fund No-Load Class shares returned 29.90%. The Fund underperformed the 30.88% return of the average Lipper(2) mid-cap core fund over the same period. The Fund also underperformed the 35.88% return of the Russell Midcap(R) Index for the 12 months ended October 31, 2003.

The Fund's underperformance of the Russell Midcap Index resulted primarily from the Fund's conservative positioning, which favored issues with an established history of real revenues and earnings. This positioning detracted from the Fund's performance relative to its benchmark when more-speculative issues in the information technology sector rallied during the reporting period.

Among the sectors that contributed positively to the Fund's performance during the 12 months ended October 31, 2003 were industrials and energy. In the industrials sector, the Fund benefited from an overweighted position in PACCAR, a major truck manufacturer whose brands include Peterbilt and Kenworth. Investors bid up the company's shares in the hopes that the three-year drought in purchase orders would soon abate, and the nation's truck fleet, which is about seven years old on average, would need to be upgraded. Similarly, the Fund's underweighted position in Avery Dennison, the office services and supplies company, contributed positively to Fund returns when the company suffered a relatively weak 12 months.

In the energy sector, the Fund benefited from its overweighted positions in such strong performers as Halliburton, an oil and gas equipment and services company, and Burlington Resources, an oil and gas exploration concern.

Holdings in other sectors detracted from performance, with the greatest negative impact coming from the information technology and consumer discretionary sectors. In the information technology sector, the portfolio's underweighted positions in Lucent Technologies Network Appliances, and VERITAS Software hurt Fund performance, as each of these relatively speculative issues surged back from bargain-basement valuations during the Fund's fiscal year.

In the consumer discretionary sector, the Fund's overweighted position in troubled department store chain J.C. Penney proved to be a significant detractor from overall returns. J.C. Penney's earnings in the third calendar quarter were dragged down by the company's wholly-owned Eckerd's operation. The Eckerd's drugstore chain suffered, as retailers such as Wal-Mart Stores and Target continued to siphon sales away from Eckerd's nonpharmacy business.

The portfolio's overweighted position in Eastman Kodak also hurt Fund returns. The company's stock price fell after Eastman Kodak issued a negative earnings warning in June. At the time, quarantines and travel restrictions relating to the SARS outbreak

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
1. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results for all indices assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

--------------------------------------------------------------------------------

were impeding the company's sales in Asian markets. Recently, however, Eastman Kodak signed agreements with Cingular Wireless and Nokia aimed at encouraging users of camera phones to print more pictures. Eastman Kodak is working to have its digital printing business offset the decline in its traditional film business.

LOOKING AHEAD

The economic outlook for the U.S. and the world is still open to wide interpretation. Although major combat operations in Iraq seem to have ended, much work remains to be done to restore peaceful conditions in Iraq and elsewhere. The United States still faces a major budget deficit. On the other hand, evidence shows that business expenditures, long thought to be the key to a sustainable economic turnaround, have risen by an impressive 11% in the third calendar quarter, with investment in equipment and software increasing 15%. The rise in business investment could help the labor markets and may increase underlying demand while strengthening corporate profitability. This positive economic data comes at a time when the Federal Reserve has indicated that "policy accommodation can be maintained for a considerable period."

If investors become more fundamentally oriented, we believe that the Fund's model-driven performance will be more likely to produce results in line with our expectations relative to the equity market as a whole. Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital.

HARVEY FRAM, CFA
STEPHEN B. KILLIAN
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                           ECLIPSE MID CAP CORE FUND
                          VERSUS RUSSELL MIDCAP INDEX

                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES GRAPH]

                                                                 ECLIPSE MID CAP CORE FUND             RUSSELL MIDCAP INDEX
                                                                 -------------------------             --------------------
1/2/01                                                           $          10,000                      $      10,000
10/31/01                                                                     8,410                              8,372
10/31/02                                                                     7,850                              7,700
10/31/03                                                                    10,198                             10,463


Source: Lipper Inc., 10/31/03

                     THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 1/2/01.

                                                                  AVERAGE ANNUAL TOTAL RETURNS(1)
               PERFORMANCE                                             AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------------------------
                                                                                        SINCE
                                                                     ONE YEAR       INCEPTION(2)
--------------------------------------------------------------------------------------------------
Eclipse Mid Cap Core Fund No-Load Class                                29.90%            0.69%
Average Lipper mid-cap core fund(3)                                    30.88             1.00
Russell Midcap Index(4)                                                35.88             1.61

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                                                            TOTAL RETURN(1)
                                                                           ----------------
10 months ended October 31 2001                                                 -15.90%
Year ended October 31 2002                                                       -6.66
Year ended October 31 2003                                                       29.90

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

2. The Fund's inception date was 1/2/01.

3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE MID CAP CORE FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003

COMMON STOCKS (99.9%)+
                                    SHARES         VALUE
                                    ----------------------
AEROSPACE & DEFENSE (0.4%)
Precision Castparts Corp. ........    1,805     $    74,240
Rockwell Collins, Inc. ...........    2,032          55,778
                                                -----------
                                                    130,018
                                                -----------
AIR FREIGHT & LOGISTICS (0.4%)
J.B. Hunt Transport Services, Inc.
 (a)..............................    1,860          47,207
Ryder System, Inc. ...............    1,971          59,130
                                                -----------
                                                    106,337
                                                -----------
AIRLINES (0.3%)
JetBlue Airways Corp. (a).........    1,276          73,600
                                                -----------
AUTO COMPONENTS (1.8%)
American Axle & Manufacturing
 Holdings, Inc. (a)...............      303          10,484
Autoliv, Inc. ....................    3,240         107,309
BorgWarner, Inc. .................      914          72,745
Dana Corp. .......................    3,386          55,124
Johnson Controls, Inc. ...........    1,400         150,542
Lear Corp. (a)....................    2,143         124,487
                                                -----------
                                                    520,691
                                                -----------
BEVERAGES (0.1%)
Constellation Brands, Inc. Class A
 (a)..............................      911          28,578
                                                -----------
BIOTECHNOLOGY (0.8%)
Celgene Corp. (a).................      895          37,313
Human Genome Sciences, Inc. (a)...    1,429          19,877
IDEXX Laboratories, Inc. (a)......      629          29,752
ImClone Systems, Inc. (a).........    1,757          61,056
Invitrogen Corp. (a)..............      555          35,292
Millennium Pharmaceuticals, Inc.
 (a)..............................    3,291          52,393
                                                -----------
                                                    235,683
                                                -----------
BUILDING PRODUCTS (0.3%)
American Standard Cos., Inc.
 (a)..............................      777          74,359
                                                -----------
CAPITAL MARKETS (2.3%)
A.G. Edwards, Inc. ...............    2,577         104,368
Ameritrade Holding Corp. (a)......    2,563          34,959
BlackRock, Inc. ..................      213          10,938
E*TRADE Financial Corp. (a).......   11,501         118,460
Franklin Resources, Inc. .........    1,874          88,865
Friedman, Billings, Ramsey Group,
 Inc. Class A.....................    1,425          28,386
Janus Capital Group, Inc. ........    2,729          38,588
Jefferies Group, Inc. ............      951          29,481
Legg Mason, Inc. .................    2,215         184,399
Nuveen Investments Class A........      237           6,636
T.Rowe Price Group, Inc. .........    1,184          48,722
                                                -----------
                                                    693,802
                                                -----------
CHEMICALS (1.6%)
Airgas, Inc. .....................      403           7,717
Cabot Corp. ......................    1,255          35,015
Cytec Industries, Inc. (a)........    1,317          45,976



                                     SHARES           VALUE
                                    ----------------------
CHEMICALS (CONTINUED)
Engelhard Corp. ..................    2,613     $    74,680
Lubrizol Corp. ...................      169           5,121
Monsanto Co. .....................    8,946         224,097
RPM International, Inc. ..........    1,352          19,536
Sigma-Aldrich Corp. ..............    1,295          67,923
                                                -----------
                                                    480,065
                                                -----------
COMMERCIAL BANKS (2.5%)
BancorpSouth, Inc. ...............      908          21,347
Banknorth Group, Inc. ............    5,562         174,202
Colonial BancGroup, Inc. (The)....    1,453          22,783
Compass Bancshares, Inc. .........    2,936         110,922
First BanCorp.....................      613          20,413
First Midwest Bancorp, Inc. ......      545          16,840
FirstMerit Corp. .................      856          22,068
Hudson United Bancorp.............      968          35,129
International Bancshares Corp. ...      105           4,821
Marshall & Ilsley Corp. ..........    4,130         147,937
Park National Corp. ..............      130          15,203
Popular, Inc. ....................    1,409          63,405
Zions Bancorp.....................    1,299          79,616
                                                -----------
                                                    734,686
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (2.6%)
Allied Waste Industries, Inc.
 (a)..............................    1,412          15,927
ARAMARK Corp. Class B (a).........    1,611          43,046
Career Education Corp. (a)........    1,061          56,817
DeVry, Inc. (a)...................      656          15,921
Donnelley (R.R.) & Sons Co. ......    2,411          62,686
Education Management Corp. (a)....      350          22,113
H&R Block, Inc. ..................    3,980         187,418
Herman Miller, Inc. ..............    1,658          38,084
HON INDUSTRIES, Inc. .............    1,991          81,631
IKON Office Solutions, Inc. ......      685           5,754
ITT Educational Services, Inc.
 (a)..............................      964          48,007
Manpower, Inc. ...................      883          40,971
Monster Worldwide, Inc. (a).......    1,085          27,635
Republic Services, Inc. (a).......    3,396          78,957
University of Phoenix Online
 (a)..............................      493          33,899
Viad Corp. .......................      790          19,734
West Corp. (a)....................      219           5,307
                                                -----------
                                                    783,907
                                                -----------
COMMUNICATIONS EQUIPMENT (3.9%)
ADC Telecommunications, Inc.
 (a)..............................      844           2,152
ADTRAN, Inc. .....................      673          45,784
Advanced Fibre Communications,
 Inc. (a).........................      945          22,746
Avaya, Inc. (a)...................   13,465         174,237
Avocent Corp. (a).................      478          18,068
Comverse Technology, Inc. (a).....    1,776          32,039
Corning, Inc. (a).................   34,451         378,272
Foundry Networks, Inc. (a)........    3,487          81,108
Harris Corp. .....................    1,518          56,500
Juniper Networks, Inc. (a)........    7,724         138,955
McDATA Corp. Class A (a)..........    1,171          12,096
Polycom, Inc. (a).................    1,154          23,115

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)

                                     SHARES           VALUE
                                    -----------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
QLogic Corp. (a)..................      649     $    36,376
Scientific-Atlanta, Inc. .........    4,801         142,110
                                                -----------
                                                  1,163,558
                                                -----------
COMPUTERS & PERIPHERALS (3.5%)
Apple Computer, Inc. (a)..........   12,225         279,830
Diebold, Inc. ....................      846          48,273
Imation Corp. ....................      406          13,824
Lexmark International, Inc. (a)...    1,180          86,860
Maxtor Corp. (a)..................    4,482          61,269
NCR Corp. (a).....................    1,991          71,557
Network Appliance, Inc. (a).......    6,891         170,070
SanDisk Corp. (a).................    2,085         168,051
Storage Technology Corp. (a)......    2,513          60,563
Western Digital Corp. (a).........    6,781          91,204
                                                -----------
                                                  1,051,501
                                                -----------
CONSTRUCTION MATERIALS (0.4%)
Florida Rock Industries, Inc. ....      683          39,102
Lafarge North America, Inc........      287          10,360
Martin Marietta Materials,
 Inc. ............................      542          22,206
Vulcan Materials Co. .............    1,116          49,450
                                                -----------
                                                    121,118
                                                -----------
CONSUMER FINANCE (0.4%)
AmeriCredit Corp. (a).............    1,707          22,874
Providian Financial Corp. (a).....    9,031         100,334
                                                -----------
                                                    123,208
                                                -----------
CONTAINERS & PACKAGING (0.6%)
Aptargroup, Inc. .................      930          33,294
Sealed Air Corp. (a)..............    2,888         153,728
                                                -----------
                                                    187,022
                                                -----------
DIVERSIFIED FINANCIAL SERVICES (3.9%)
Chicago Mercantile Exchange
 (The)............................      106           7,203
CIT Group, Inc. ..................    6,773         227,708
Instinet Group, Inc. (a)..........    1,452           8,973
S&P 500 Index-SPDR Trust Series 1
 (c)..............................    4,007         422,057
S&P MidCap 400 Index-MidCap SPDR
 Trust, Series 1 (c)..............    4,819         484,310
                                                -----------
                                                  1,150,251
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
CenturyTel, Inc. .................    1,632          58,344
Citizens Communications Co. (a)...    8,907         110,892
NTL, Inc. (a).....................    1,493          92,163
Qwest Communications
 International, Inc. (a)..........   22,077          77,932
                                                -----------
                                                    339,331
                                                -----------
ELECTRIC UTILITIES (6.3%)
Alliant Energy Corp. .............    3,517          84,619
Ameren Corp. .....................    3,676         164,132
CenterPoint Energy, Inc. .........    6,180          60,626
Cinergy Corp. ....................      635          23,057
DPL, Inc. ........................    2,886          52,583
Edison International (a)..........    9,731         191,798
Great Plains Energy, Inc. ........    2,369          75,524
Northeast Utilities...............    2,889          54,429
NSTAR.............................      368          17,186



                                     SHARES           VALUE
                                    -----------------------
ELECTRIC UTILITIES (CONTINUED)
OGE Energy Corp. .................    2,785     $    63,526
PG&E Corp. (a)....................   12,295         300,613
Pinnacle West Capital Corp. ......      423          15,465
PPL Corp. ........................    1,184          47,265
Public Service Enterprise Group,
 Inc. ............................    5,707         233,245
Puget Energy, Inc.................    2,153          48,938
Texas Genco Holdings, Inc.........      512          15,309
TXU Corp. ........................    7,351         167,750
Wisconsin Energy Corp.............    1,327          43,459
Xcel Energy, Inc. ................   12,531         205,508
                                                -----------
                                                  1,865,032
                                                -----------
ELECTRICAL EQUIPMENT (0.8%)
Hubbell, Inc. Class B.............    1,140          48,838
Rockwell Automation, Inc..........    5,661         175,774
                                                -----------
                                                    224,612
                                                -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.5%)
Arrow Electronics, Inc. (a).......    2,212          47,226
Avnet, Inc. (a)...................    2,725          52,865
CDW Corp..........................      693          41,615
Molex, Inc........................    1,193          37,448
Molex, Inc. Class A...............    3,195          84,699
PerkinElmer, Inc..................    3,834          69,050
Sanmina-SCI Corp. (a).............   17,483         184,446
Solectron Corp. (a)...............   17,877          99,039
Symbol Technologies, Inc..........      885          11,054
Vishay Intertechnology, Inc.
 (a)..............................    3,692          69,225
Waters Corp. (a)..................    1,417          44,536
                                                -----------
                                                    741,203
                                                -----------
ENERGY EQUIPMENT & SERVICES (0.1%)
FMC Technologies, Inc. (a)........      524          10,522
Helmerich & Payne, Inc............      572          15,164
                                                -----------
                                                     25,686
                                                -----------
FOOD & STAPLES RETAILING (1.0%)
Rite Aid Corp. (a)................   14,857          85,130
Safeway, Inc. (a).................    3,900          82,290
SUPERVALU, Inc....................    4,571         115,281
                                                -----------
                                                    282,701
                                                -----------
FOOD PRODUCTS (1.1%)
Dean Foods Co. (a)................    1,538          46,524
Hershey Foods Corp................    3,029         233,536
J.M. Smucker Co. (The)............      551          24,117
Tyson Foods, Inc. Class A.........    2,447          34,919
                                                -----------
                                                    339,096
                                                -----------
GAS UTILITIES (1.2%)
AGL Resources, Inc. ..............    2,168          61,029
Kinder Morgan, Inc. ..............      896          47,981
Nicor, Inc. ......................      502          17,204
NiSource, Inc. ...................    6,432         133,207
Peoples Energy Corp. .............      809          32,724
Sempra Energy.....................    2,085          57,963
UGI Corp. ........................      479          14,753
WGL Holdings, Inc. ...............      179           4,949
                                                -----------
                                                    369,810
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                     SHARES           VALUE
                                    -----------------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Apogent Technologies, Inc. (a)....    1,067     $    23,421
Bausch & Lomb, Inc. ..............      784          37,757
Beckman Coulter, Inc. ............    2,087         103,619
Bio-Rad Laboratories, Inc. Class A
 (a)..............................      540          28,215
C.R. Bard, Inc. ..................      594          47,550
Edwards Lifesciences Corp. (a)....      696          20,184
Fisher Scientific International,
 Inc. (a).........................    1,221          49,145
Hillenbrand Industries, Inc. .....    1,155          68,757
Respironics, Inc. (a).............      394          16,426
Varian Medical Systems, Inc.
 (a)..............................      757          48,403
                                                -----------
                                                    443,477
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (5.1%)
AdvancePCS (a)....................    2,452         126,204
Aetna, Inc. ......................    2,980         171,082
CIGNA Corp. ......................    1,554          88,656
Coventry Health Care, Inc. (a)....    1,572          86,067
DaVita, Inc. (a)..................    1,932          67,813
Express Scripts, Inc. (a).........    1,153          63,323
Health Net, Inc. (a)..............    3,457         109,207
Humana, Inc. (a)..................    5,527         112,143
IMS Health, Inc. .................    2,835          66,708
Manor Care, Inc. .................    3,081         102,536
McKesson Corp. ...................    5,608         169,754
Mid Atlantic Medical Services,
 Inc. (a).........................    1,048          61,203
Oxford Health Plans, Inc. (a).....      951          38,515
PacifiCare Health Systems, Inc.
 (a)..............................    1,197          71,221
Patterson Dental Co. (a)..........      709          45,362
Renal Care Group, Inc. (a)........      947          35,522
Service Corp. International (a)...    6,817          33,062
Universal Health Services, Inc.
 Class B (a)......................    1,118          52,602
WellChoice, Inc. (a)..............      764          24,830
                                                -----------
                                                  1,525,810
                                                -----------
HOTELS, RESTAURANTS & LEISURE (3.5%)
Applebee's International, Inc. ...      206           7,727
Brinker International, Inc. (a)...    2,184          69,517
CBRL Group, Inc. .................    1,657          64,209
GTECH Holdings Corp. .............    1,210          54,063
Hilton Hotels Corp. ..............    7,709         122,110
International Game Technology.....    6,836         223,879
International Speedway Corp. Class
 A................................      361          15,357
Mandalay Resort Group.............    1,024          40,192
MGM MIRAGE (a)....................    1,553          55,131
Outback Steakhouse, Inc. .........      716          30,072
Park Place Entertainment Corp.
 (a)..............................    3,245          31,152
Ruby Tuesday, Inc. ...............      690          18,871
Starwood Hotels & Resorts
 Worldwide, Inc. .................    5,074         171,146
Station Casinos, Inc. ............      805          23,949
Yum! Brands, Inc. (a).............    3,034         103,581
                                                -----------
                                                  1,030,956
                                                -----------



                                     SHARES           VALUE
                                    -----------------------
HOUSEHOLD DURABLES (3.1%)
Fortune Brands, Inc. .............    4,148     $   270,242
Harman International Industries,
 Inc. ............................      878         112,560
KB HOME...........................      925          63,353
Mohawk Industries, Inc. (a).......    1,713         126,968
NVR, Inc. (a).....................      187          91,518
Ryland Group, Inc. (The)..........      855          76,009
Snap-on, Inc. ....................      665          19,511
Whirlpool Corp. ..................    2,346         165,323
                                                -----------
                                                    925,484
                                                -----------
INDUSTRIAL CONGLOMERATES (0.5%)
ALLETE, Inc. .....................      984          29,727
Carlisle Cos., Inc. ..............      708          40,604
Textron, Inc. ....................    1,345          66,833
                                                -----------
                                                    137,164
                                                -----------
INSURANCE (5.3%)
Ambac Financial Group, Inc. ......    2,807         198,567
Aon Corp. ........................    5,732         125,531
Cincinnati Financial Corp. .......    1,510          61,789
Erie Indemnity Co. Class A........      305          12,194
Fidelity National Financial,
 Inc. ............................    2,810          86,885
First American Corp. .............    1,542          44,178
HCC Insurance Holdings, Inc. .....    2,150          62,651
John Hancock Financial Services,
 Inc. ............................    2,846         100,606
Lincoln National Corp. ...........    6,071         242,415
Loews Corp. ......................    1,485          63,855
Markel Corp. (a)..................      288          72,688
MBIA, Inc. .......................      605          36,064
Mercury General Corp. ............      889          42,254
Nationwide Financial Services,
 Inc. Class A.....................    1,143          38,828
Odyssey Re Holdings Corp. ........      278           5,833
Old Republic International
 Corp. ...........................    4,127         148,324
Protective Life Corp. ............      566          18,378
Reinsurance Group of America,
 Inc. ............................      455          18,177
Torchmark Corp. ..................    1,361          59,721
Transatlantic Holdings, Inc. .....      247          18,945
Unitrin, Inc. ....................    1,031          38,147
W.R. Berkley Corp. ...............    1,709          58,602
Wesco Financial Corp. ............       32          10,512
                                                -----------
                                                  1,565,144
                                                -----------
INTERNET SOFTWARE & SERVICES (0.4%)
DoubleClick, Inc. (a).............    1,180           9,829
VeriSign, Inc. (a)................    6,946         110,233
                                                -----------
                                                    120,062
                                                -----------
IT SERVICES (1.8%)
Acxiom Corp. (a)..................      718          11,416
Alliance Data Systems Corp. (a)...      508          14,112
Certegy, Inc. ....................      619          20,836
CheckFree Corp. (a)...............      804          22,134
Computer Sciences Corp. (a).......    3,999         158,440
Convergys Corp. (a)...............    3,945          63,357
DST Systems, Inc. (a).............      901          34,076
Electronic Data Systems Corp. ....    4,265          91,484
Global Payments, Inc. ............      310          12,911

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)

                                     SHARES           VALUE
                                    ----------------------
IT SERVICES (CONTINUED)
SunGard Data Systems, Inc. (a)....      511     $    14,334
Total System Services, Inc. ......      425          11,722
Unisys Corp. (a)..................    5,809          89,226
                                                -----------
                                                    544,048
                                                -----------
LEISURE EQUIPMENT & PRODUCTS (1.2%)
Brunswick Corp. ..................    2,895          85,895
Hasbro, Inc. .....................    4,774         104,073
Marvel Enterprises, Inc. (a)......      933          27,477
Mattel, Inc. .....................    4,444          86,036
Polaris Industries, Inc. .........      497          42,543
                                                -----------
                                                    346,024
                                                -----------
MACHINERY (2.6%)
Cummins, Inc. ....................    1,183          56,074
Donaldson Co., Inc. ..............      424          24,261
Eaton Corp. ......................    1,699         170,308
Graco, Inc. ......................    1,016          38,710
Harsco Corp. .....................      463          17,737
Navistar International Corp.
 (a)..............................      606          24,501
PACCAR, Inc. .....................    3,499         276,281
Parker-Hannifin Corp. ............    1,384          70,542
Pentair, Inc. ....................      343          14,063
SPX Corp. (a).....................    1,780          85,654
                                                -----------
                                                    778,131
                                                -----------
MEDIA (0.8%)
Belo Corp. Class A................    1,599          43,589
Cablevision Systems Corp. New York
 Group Class A (a)................      949          19,170
Dow Jones & Co., Inc. ............      472          24,530
Getty Images, Inc. (a)............      721          32,229
PanAmSat Corp. (a)................      675          13,972
Regal Entertainment Group Class
 A................................      885          18,142
UnitedGlobalCom, Inc. Class A
 (a)..............................    1,887          13,360
Wiley (John) & Sons, Inc. Class
 A................................      547          14,222
XM Satellite Radio Holdings, Inc.
 Class A (a)......................    3,353          67,932
                                                -----------
                                                    247,146
                                                -----------
METALS & MINING (1.0%)
CONSOL Energy, Inc. ..............      461          10,004
Freeport-McMoRan Copper & Gold,
 Inc. Class B.....................    4,057         157,209
Peabody Energy Corp. .............    1,049          34,963
Phelps Dodge Corp. (a)............      979          60,443
United States Steel Corp. ........    1,174          27,765
                                                -----------
                                                    290,384
                                                -----------
MULTILINE RETAIL (3.6%)
Big Lots, Inc. (a)................    1,294          19,423
Dollar General Corp. .............    6,511         146,302
Family Dollar Stores, Inc. .......    1,713          74,704
Federated Department Stores,
 Inc. ............................    6,190         294,334
J.C. Penney Co., Inc. Holding
 Co...............................    3,181          75,231
May Department Stores Co. (The)...    3,128          87,459
Neiman Marcus Group Inc. (The)
 Class A (a)......................       21             999
Neiman Marcus Group Inc. (The)
 Class B (a)......................      990          43,164



                                     SHARES           VALUE
                                    ----------------------
MULTILINE RETAIL (CONTINUED)
Nordstrom, Inc. ..................    1,462     $    44,576
Saks, Inc. (a)....................    2,866          39,837
Sears, Roebuck and Co. ...........    4,622         243,256
                                                -----------
                                                  1,069,285
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (3.1%)
AES Corp. (The) (a)...............   14,324         125,335
Calpine Corp. (a).................    4,068          18,754
Constellation Energy Group,
 Inc. ............................    5,654         205,636
Dynegy, Inc. Class A (a)..........    6,210          24,902
Energy East Corp. ................    1,612          36,189
MDU Resources Group, Inc. ........    3,807          86,152
National Fuel Gas Co. ............    2,064          46,130
ONEOK, Inc. ......................    1,019          20,268
Questar Corp. ....................    2,829          89,821
Reliant Resources, Inc. (a).......      954           4,722
SCANA Corp. ......................    2,493          85,485
Williams Cos., Inc. (The).........   17,713         180,673
                                                -----------
                                                    924,067
                                                -----------
OFFICE ELECTRONICS (0.8%)
Xerox Corp. (a)...................   23,926         251,223
                                                -----------
OIL & GAS (3.6%)
Amerada Hess Corp. ...............      839          43,309
Chesapeake Energy Corp. ..........    2,117          25,256
Cross Timbers Royalty Trust.......       35             875
EOG Resources, Inc. ..............    1,050          44,247
Kerr-McGee Corp. .................    1,182          49,053
Marathon Oil Corp. ...............    9,168         271,098
Murphy Oil Corp. .................    1,765         104,100
Newfield Exploration Co. (a)......      897          35,638
Noble Energy, Inc. ...............    1,168          46,393
Pogo Producing Co. ...............    1,428          59,704
Sunoco, Inc. .....................    1,725          75,486
Unocal Corp. .....................    2,788          88,324
Valero Energy Corp. ..............    3,910         166,957
Western Gas Resources, Inc. ......      201           8,542
XTO Energy, Inc. .................    1,940          45,920
                                                -----------
                                                  1,064,902
                                                -----------
PAPER & FOREST PRODUCTS (1.1%)
Boise Cascade Corp. ..............    1,325          37,166
Georgia-Pacific Corp. ............    8,563         225,036
Rayonier, Inc. ...................    1,275          53,614
                                                -----------
                                                    315,816
                                                -----------
PERSONAL PRODUCTS (0.6%)
Alberto-Culver Co. Class B........      933          59,152
Estee Lauder Cos., Inc. (The)
 Class A..........................    3,482         130,192
                                                -----------
                                                    189,344
                                                -----------
PHARMACEUTICALS (1.5%)
American Pharmaceutical Partners,
 Inc. (a).........................      616          15,000
Endo Pharmaceuticals Holdings,
 Inc. (a).........................    1,098          17,963
ICN Pharmaceuticals, Inc. ........    2,395          46,248

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                     SHARES           VALUE
                                    ----------------------
PHARMACEUTICALS (CONTINUED)
IVAX Corp. (a)....................    1,513     $    29,140
Mylan Laboratories, Inc. .........    9,296         224,498
Pharmaceutical Resources, Inc.
 (a)..............................      760          54,933
Sepracor, Inc. (a)................      868          23,115
Watson Pharmaceuticals, Inc.
 (a)..............................    1,220          47,909
                                                -----------
                                                    458,806
                                                -----------
REAL ESTATE (4.6%)
AMB Property Corp. ...............      883          26,481
Archstone-Smith Trust.............    2,134          56,978
Arden Realty, Inc. ...............    1,942          54,318
Camden Property Trust.............      658          26,057
CarrAmerica Realty Corp. .........    1,631          49,044
CBL & Associates Properties,
 Inc. ............................      715          38,109
Cousins Properties, Inc. .........      796          22,885
Developers Diversified Realty
 Corp. ...........................    1,698          49,072
Duke Realty Corp. ................      686          20,086
Equity Residential................    4,393         128,495
Federal Realty Investment Trust...      484          18,368
Forest City Enterprises, Inc.
 Class A..........................      154           6,824
General Growth Properties,
 Inc. ............................    1,414         108,171
Kimco Realty Corp. ...............      339          14,123
Liberty Property Trust............      480          17,462
LNR Property Corp. ...............      425          17,382
Mack-Cali Realty Corp. ...........    1,314          49,525
New Plan Excel Realty Trust.......    2,276          51,665
Pan Pacific Retail Properties,
 Inc. ............................      442          19,603
Public Storage, Inc. .............    2,646         105,840
Regency Centers Corp. ............      870          32,260
Rouse Co. (The)...................    1,762          75,766
Simon Property Group, Inc. .......    4,112         185,369
Trizec Properties, Inc. ..........    1,854          24,751
United Dominion Realty Trust,
 Inc. ............................    1,614          28,164
Vornado Realty Trust..............    2,745         138,760
                                                -----------
                                                  1,365,558
                                                -----------
ROAD & RAIL (0.1%)
Swift Transportation Co., Inc.
 (a)..............................    1,130          25,346
Werner Enterprises, Inc. .........      531           9,579
                                                -----------
                                                     34,925
                                                -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.9%)
Altera Corp. (a)..................    3,872          78,331
Amkor Technology, Inc. (a)........    3,130          59,001
Atmel Corp. (a)...................   14,099          79,518
Broadcom Corp. Class A (a)........    4,889         156,204
Cypress Semiconductor Corp. (a)...    4,216          90,475
Fairchild Semiconductor
 International, Inc. (a)..........    1,097          24,792
Integrated Circuit Systems, Inc.
 (a)..............................      697          23,398
International Rectifier Corp.
 (a)..............................    2,196         104,815
Intersil Corp. Class A (a)........    1,550          39,975
Lam Research Corp. (a)............    2,930          84,208
LSI Logic Corp. (a)...............    8,113          74,964
MEMC Electronic Materials, Inc.
 (a)..............................      252           2,822
National Semiconductor Corp.
 (a)..............................    6,239         253,491
NVIDIA Corp. (a)..................    3,482          61,562
Rambus, Inc. (a)..................      498          12,330
                                                -----------
                                                  1,145,886
                                                -----------



                                     SHARES           VALUE
                                    ----------------------
SOFTWARE (2.8%)
Adobe Systems, Inc. ..............      713     $    31,258
Cadence Design Systems, Inc.
 (a)..............................    9,140         140,665
Citrix Systems, Inc. (a)..........    5,634         142,428
Compuware Corp. (a)...............    7,663          43,066
Electronic Arts, Inc. (a).........    1,147         113,599
Fair Isaac Corp. .................      499          31,826
Jack Henry & Associates, Inc. ....      740          14,785
Macromedia, Inc. (a)..............    1,902          36,347
Mercury Interactive Corp. (a).....      823          38,220
Novell, Inc. (a)..................    8,390          49,249
PeopleSoft, Inc. (a)..............    1,363          28,296
Red Hat, Inc. (a).................    1,469          22,094
Symantec Corp. (a)................    1,528         101,841
Synopsys, Inc. (a)................    1,601          50,784
                                                -----------
                                                    844,458
                                                -----------
SPECIALTY RETAIL (3.9%)
Abercrombie & Fitch Co. Class A
 (a)..............................    1,046          29,811
Advanced Auto Parts, Inc. (a).....      828          64,766
AutoNation, Inc. (a)..............    5,954         111,340
AutoZone, Inc. (a)................      739          71,018
Barnes & Noble, Inc. (a)..........      512          15,258
Blockbuster, Inc. Class A.........      413           7,959
Borders Group, Inc. (a)...........    2,090          47,338
CarMax, Inc. (a)..................    2,322          73,166
Claire's Stores, Inc. ............    1,366          52,864
Foot Locker, Inc. ................    4,856          86,922
O'Reilly Automotive, Inc. (a).....      473          20,476
PETsMART, Inc. ...................      983          25,175
Pier 1 Imports, Inc. .............    1,053          24,324
RadioShack Corp. .................    5,763         172,832
Regis Corp. ......................      493          18,744
Rent-A-Center, Inc. (a)...........    2,401          75,055
Ross Stores, Inc. ................    1,758          87,918
Sherwin-Williams Co. (The)........    1,105          37,062
Staples, Inc. (a).................    4,068         109,104
Toys "R" Us, Inc. (a).............    2,428          31,564
                                                -----------
                                                  1,162,696
                                                -----------
TEXTILES, APPAREL & LUXURY GOODS (0.9%)
Coach, Inc. (a)...................    6,215         220,446
Polo Ralph Lauren Corp. ..........      483          14,683
Timberland Co. (The) Class A
 (a)..............................      413          21,456
                                                -----------
                                                    256,585
                                                -----------
THRIFTS & MORTGAGE FINANCE (2.0%)
Astoria Financial Corp. ..........      907          31,418
Doral Financial Corp. ............    1,314          66,357
Independence Community Bank
 Corp. ...........................      538          19,773
New York Community Bancorp,
 Inc. ............................    2,404          87,025
Radian Group, Inc. ...............    2,526         133,625
Roslyn Bancorp, Inc. .............    3,193          86,019

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)

                                     SHARES           VALUE
                                    ----------------------
THRIFTS & MORTGAGE FINANCE (CONTINUED)
Sovereign Bancorp, Inc. ..........    5,877     $   122,300
Washington Federal, Inc. .........    1,417          37,324
                                                -----------
                                                    583,841
                                                -----------
TOBACCO (0.1%)
Loews Corp.-Carolina Group........      925          23,171
                                                -----------
TRADING COMPANIES & DISTRIBUTORS (0.0%) (b)
MSC Industrial Direct Co., Inc.
 Class A..........................      527          12,464
                                                -----------
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
American Tower Corp. Class A
 (a)..............................    6,573          76,247
Crown Castle International Corp.
 (a)..............................    2,825          35,764
Sprint Corp. (PCS Group) (a)......   18,083          78,661
                                                -----------
                                                    190,672
                                                -----------
Total Investments
 (Cost $24,515,243) (d)...........     99.9%     29,693,384(e)
Cash and Other Assets,
 Less Liabilities.................      0.1          29,679
                                    -------      ----------
Net Assets........................    100.0%    $29,723,063
                                    -------      ----------
                                    -------      ----------

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d) The cost for federal income tax purposes is $24,563,690.
(e) At October 31, 2003 net unrealized appreciation was $5,129,694, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,349,017 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $219,323.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MID CAP CORE FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2003

ASSETS:
 Investment in securities, at value (identified
   cost $24,515,243)...............................  $29,693,384
 Cash..............................................       69,114
 Receivables:
   Investment securities sold......................       51,759
   Dividends.......................................       15,033
   Fund shares sold................................           19
 Other assets......................................        1,409
                                                     -----------
       Total assets................................   29,830,718
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................       63,219
   Manager.........................................       12,261
   Custodian.......................................        4,559
   Transfer agent..................................        2,625
   Directors.......................................          738
 Accrued expenses..................................       24,253
                                                     -----------
       Total liabilities...........................      107,655
                                                     -----------
 Net assets........................................  $29,723,063
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     2,937
 Additional paid-in capital........................   29,063,524
 Accumulated undistributed net investment
   income..........................................       75,077
 Accumulated net realized loss on investments......   (4,596,616)
 Net unrealized appreciation on investments........    5,178,141
                                                     -----------
 Net assets........................................  $29,723,063
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $29,723,063
                                                     ===========
 Shares of capital stock outstanding...............    2,937,475
                                                     ===========
 Net asset value per share outstanding.............  $     10.12
                                                     ===========

STATEMENT OF OPERATIONS
For the year ended October 31, 2003

INVESTMENT INCOME:
 Income:
   Dividends (a)....................................  $   356,947
   Interest.........................................           55
                                                      -----------
       Total income.................................      357,002
                                                      -----------
 Expenses:
   Manager..........................................      205,552
   Custodian........................................       34,253
   Professional.....................................       28,037
   Registration.....................................       17,910
   Transfer agent...................................       15,504
   Portfolio pricing................................       12,179
   Directors........................................       11,206
   Shareholder communication........................        2,829
   Miscellaneous....................................       15,013
                                                      -----------
       Total expenses before reimbursement..........      342,483
   Expense reimbursement from Manager...............     (100,657)
                                                      -----------
       Net expenses.................................      241,826
                                                      -----------
 Net investment income..............................      115,176
                                                      -----------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments...................      512,384
 Net change in unrealized depreciation on
   investments......................................    6,009,353
                                                      -----------
 Net realized and unrealized gain on investments....    6,521,737
                                                      -----------
 Net increase in net assets resulting from
   operations.......................................  $ 6,636,913
                                                      ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $315.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2003 and October 31, 2002

                                                                 2003          2002
                                                              -----------   -----------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $   115,176   $    84,395
    Net realized gain (loss) on investments.................      512,384    (1,976,949)
    Net change in unrealized depreciation on investments....    6,009,353        74,759
                                                              -----------   -----------
    Net increase (decrease) in net assets resulting from
     operations.............................................    6,636,913    (1,817,795)
                                                              -----------   -----------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................      (82,305)      (97,301)
                                                              -----------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    2,326,100     4,485,135
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................        8,055         8,051
                                                              -----------   -----------
                                                                2,334,155     4,493,186
    Cost of shares redeemed:
      No-Load Class.........................................   (1,117,764)   (1,781,952)
                                                              -----------   -----------
      Increase in net assets derived from capital share
       transactions.........................................    1,216,391     2,711,234
                                                              -----------   -----------
      Net increase in net assets............................    7,770,999       796,138
NET ASSETS:
  Beginning of year.........................................   21,952,064    21,155,926
                                                              -----------   -----------
  End of year...............................................  $29,723,063   $21,952,064
                                                              ===========   ===========
  Accumulated undistributed net investment income at end of
    year....................................................  $    75,077   $    52,464
                                                              ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MID CAP CORE FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                                    NO-LOAD CLASS
                                                              ---------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31                JANUARY 2, 2001*
                                                              -----------------------------                THROUGH
                                                               2003                  2002              OCTOBER 31, 2001
                                                              -------               -------            ----------------
Net asset value at beginning of period......................  $  7.82               $  8.41                $ 10.00
                                                              -------               -------                -------
Net investment income.......................................     0.04                  0.03                   0.03
Net realized and unrealized gain (loss) on
  investments...............................................     2.29                 (0.58)                 (1.62)
                                                              -------               -------                -------
Total from investment operations............................     2.33                 (0.55)                 (1.59)
                                                              -------               -------                -------
Less dividends:
From net investment income..................................    (0.03)                (0.04)                   --
                                                              -------               -------                -------
Net asset value at end of period............................  $ 10.12               $  7.82                $  8.41
                                                              =======               =======                =======
Total investment return.....................................    29.90%                (6.66%)               (15.90%)(a)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................     0.48%                 0.34%                  0.35%+
  Net expenses..............................................     1.00%                 1.00%                  1.00%+
  Expenses (before reimbursement)...........................     1.42%                 1.27%                  1.27%+
Portfolio turnover rate.....................................      150%                  151%                   106%
Net assets at end of period (in 000's)......................  $29,723               $21,952                $21,156

------------
 *  Commencement of Operations.
 +  Annualized.
(a) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Mid Cap Value Fund
--------------------------------------------------------------------------------

All broadly watched equity indices provided positive performance for the 12 months ended October 31, 2003. Small-capitalization stocks showed the strongest relative performance, followed by mid-capitalization and then large-capitalization stocks. The market favored the growth style over the value style of investing in the small- and mid-capitalization sectors, while value stocks outperformed growth stocks in the large-capitalization sector.

For most of the first quarter of 2003, the market remained uncertain because of political conflicts in the Middle East. As coalition troops assembled in Kuwait in mid-March, the stock market began to rise. Investors tended to react positively from the time coalition forces approached Baghdad until President Bush announced that major combat operations had concluded. From May through October, sentiments remained positive, and the domestic equity market continued to rise. Low interest rates and indications of rebounding economic activity helped to fuel an optimistic outlook. Consumer confidence, which rose sharply in April, has been relatively stagnant since then and could continue in a holding pattern if the labor market fails to improve.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2003, Eclipse Mid Cap Value Fund returned 30.59% for No-Load Class shares and 30.18% for Service Class shares. Over the same period, L Class shares returned 29.48%, excluding all sales charges. All share classes underperformed the 30.88% return of the average Lipper(1) mid-cap core fund over the same period. All share classes underperformed the 35.88% return of the Russell Midcap Index(2) and the 33.48% return of the Russell Midcap Value Index(3) for the 12 months ended October 31, 2003. All share classes outperformed the 20.80% return of the S&P 500 Index.(4)

The relative performance of Fund holdings in the technology hardware & equipment, retailing, and capital goods industry groups was weaker than that of related stocks in the Russell Midcap Value Index.

STRONG AND WEAK PERFORMERS

The Fund selects stocks based on a quantitative approach that focuses on relative valuation and strong current operating results, using publicly available annual and quarterly financial statistical data. Aside from a company's quantitative history, the story behind a stock is irrelevant to the Fund's investment process.

During the reporting period, stocks from various industries made positive contributions to the Fund's performance.

CarMax (+106.5%)(5) was among the Fund's strongest performers. The company is a franchiser of retail superstores for new and used cars as well as light trucks and is a spin-off from Circuit City Stores.

PacifiCare Health Systems (+91%) is the biggest publicly traded operator of Medicare Health plans. The company reported a strong second quarter, based on rising profits and cost controls.

Hovnanian Enterprises (+90%) is a leading national homebuilder. Low interest rates have helped the company post record earnings and revenue.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
5. Performance percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the 12 months ended 10/31/03, or for the portion of the reporting period such securities were held in the Fund, if shorter.

J.B. Hunt Transport Services (+88%) is the third-largest U.S. trucking company, and it posted better-than-expected profits for the third quarter of 2003.

AutoNation (+72%) is America's largest retailer of new and used vehicles. The company reported good earnings for the third quarter by reducing costs and increasing sales in its finance and insurance division.

Not all of the Fund's holdings made positive contributions. Michaels Stores (-46%) operates a chain of retail specialty stores. The company announced that it expected profit for the year to be lower than analysts' forecasts, and the Fund sold its entire position in the company in February 2003.

Calpine (-35%) is an independent power producer that posted disappointing first- and second-quarter earnings and deteriorating margins. The Fund eliminated its position in the stock in October 2003.

Saks (-30%) is a U.S. department store company that continued to suffer disappointing revenues in the first quarter of 2003, in part, due to the lackluster economy. We sold the Fund's entire position in the stock in March of 2003.

Adolph Coors (-28%) is the third-largest U.S. brewer. The company posted disappointing first-quarter earnings in 2003 after its U.K. business experienced a loss, and in April 2003, we eliminated the stock from the Fund's portfolio.

Black & Decker (-26%) is the largest U.S. power-tool manufacturer, and the Fund's entire position was sold during the months of February and March 2003.

PURCHASES AND SALES

The Fund purchases stocks that have relatively improving operating characteristics and are relatively undervalued based on our proprietary model. Maxtor, ADTRAN, and Doral Financial were among the securities that fit the Fund's purchase criteria during the reporting period.

Maxtor (+92%) produces hard disk drive storage products for desktop systems. Strong second- and third-quarter 2003 financials have been helped by the company's focus on cost and expense controls. The Fund purchased the company's shares in May and June and continues to hold them.

ADTRAN (+99%) designs, develops, manufacturers, markets, and services a variety of high-speed digital transmission products. The company reported strong second- and third-quarter 2003 financials and has introduced new products. The stock, which was purchased in February and March of 2003, is still part of the portfolio.

Doral Financial (+86%) is a diversified financial holding company. The low interest-rate environment and the continued strength of the Puerto Rican residential mortgage market helped the company report good earnings in 2003. The Fund purchased this holding in November 2002, and it has been a strong performer for the portfolio.

The Fund sells stocks that exhibit deteriorating operating results and/or are relatively overvalued. Some examples of this were three stocks sold during the fiscal year, Rational Software, Rent-a-Center, and Neiman Marcus Group.

Rational Software (+58%) is a computer software developer that was acquired by International Business Machines in an all-cash transaction in February 2003. For the portion of the reporting period the stock was held in the Fund, it provided strong positive results.

Rent-a-Center (+72%) offers home electronics, appliances, furniture, and accessories under flexible rental/purchase agreements. The company exhibited strong revenue and earnings growth for the first three quarters of 2003. The entire position was sold in August 2003.

Neiman Marcus Group (+72%) is a high-end specialty retailer that reported strong revenues while reducing costs for its fiscal year. We sold the Fund's position in the stock in August 2003 at a substantial gain for the portion of the reporting period the stock was held in the Fund.

WEIGHTING CHANGES

A significant change in the Fund's weightings was an increase in the technology hardware & equipment industry group from 5.7% of net assets on October 31, 2002, to 12.8% on October 31, 2003. The shift in weight resulted from new purchases and improved performance of technology hardware & equipment stocks relative to other industry groups.

Another significant change was a decrease in retailing industry group holdings from 14.6% of net assets at the beginning of the reporting period to 6.9% at the end. The decline in weight resulted from position sales and weak performance of retailers relative to other industry groups.

As of October 31, 2003, the Fund was overweighted relative to the Russell Midcap Value Index in the consumer durables & apparel, technology hardware & equipment, and health care equipment & services industry groups. The Fund's performance benefited from the relative overweightings in health care equipment & services and consumer durables & apparel. Although the Fund's technology hardware & equipment holdings showed positive performance, the results were weaker than the industry group's performance in the Russell Midcap Value Index.

At the end of the Fund's fiscal year, the equity portion of the Fund's portfolio was underweighted relative to the Russell Midcap Value Index in the utilities, materials, banks, and insurance industry groups. The Fund benefited from its relative underweighting in the insurance and materials industry groups. Although the Fund was underweighted in utilities, its performance in this industry group was weaker than that of related stocks in the Russell Midcap Value Index.

LOOKING AHEAD

We will continue to utilize the Fund's proprietary quantitative methodologies to select mid-capitalization stocks of companies that our model indicates are relatively undervalued and have strong operating characteristics. Whatever the markets or the economy may bring, the Fund will continue to seek high total return.

WESLEY G. MCCAIN
KATHY A. O'CONNOR
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                           ECLIPSE MID CAP VALUE FUND
                          VERSUS RUSSELL MIDCAP INDEX,
                 RUSSELL MIDCAP VALUE INDEX, AND S&P 500 INDEX

                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES GRAPH]

                                       ECLIPSE MID CAP VALUE
                                               FUND            RUSSELL MIDCAP INDEX   RUSSELL MIDCAP VALUE         S&P 500
                                       ---------------------   --------------------   --------------------         -------
12/27/94                                   $ 10000                $ 10000               $ 10000                $ 10000
95                                           12320                  12734                 12655                  12919
96                                           14320                  15237                 15333                  16032
97                                           19620                  19621                 20315                  21180
98                                           21465                  20496                 21482                  25838
99                                           21500                  24005                 22707                  32470
00                                           23688                  29701                 25397                  34448
01                                           23129                  24349                 25047                  25869
02                                           23041                  22395                 24300                  21961
10/31/03                                     30090                  30431                 32439                  26529

                              $10,000 INVESTED IN
                           ECLIPSE MID CAP VALUE FUND
                          VERSUS RUSSELL MIDCAP INDEX,
                 RUSSELL MIDCAP VALUE INDEX, AND S&P 500 INDEX

                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                               LIPPER BALANCED FUND    BALANCED COMPOSITE
                                       ECLIPSE BALANCED FUND          INDEX                  INDEX                 S&P 500
                                       ---------------------   --------------------    ------------------          -------
12/27/94                                  $  10000                $  10000                $ 10000                $ 10000
95                                           12285                   12734                  12655                  12919
96                                           14249                   15237                  15333                  16032
97                                           19478                   19621                  20315                  21180
98                                           21262                   20496                  21482                  25838
99                                           21251                   24005                  22707                  32470
00                                           23362                   29701                  25397                  34448
01                                           22744                   24349                  25047                  25869
02                                           22619                   22395                  24303                  21961
10/31/03                                     29445                   30431                  32439                  26529

                              $10,000 INVESTED IN
                           ECLIPSE MID CAP VALUE FUND
                          VERSUS RUSSELL MIDCAP INDEX,
                 RUSSELL MIDCAP VALUE INDEX, AND S&P 500 INDEX

                                 CLASS L SHARES


[L CLASS SHARES GRAPH]

                                       ECLIPSE MID CAP VALUE
                                               FUND            RUSSELL MIDCAP INDEX   RUSSELL MIDCAP VALUE         S&P 500
                                       ---------------------   --------------------   --------------------         -------
12/27/94                                   $  9900                 $ 10000                $ 10000                $ 10000
95                                           12096                   12734                  12655                  12919
96                                           13907                   15237                  15333                  16032
97                                           18821                   19621                  20315                  21180
98                                           20391                   20496                  21482                  25838
99                                           20185                   24005                  22707                  32470
00                                           22000                   29701                  25397                  34448
01                                           21281                   24349                  25047                  25869
02                                           20982                   22395                  24303                  21961
10/31/03                                     27168                   30431                  32439                  26529

[LEGEND]
Source: Lipper Inc. and Bloomberg, 4/30/03


THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 12/27/94 AND, FOR CLASS L SHARES, REFLECT THE DEDUCTION OF ALL SALES CHARGES THAT WOULD HAVE APPLIED FOR THE PERIOD OF INVESTMENT.
Source: Lipper Inc., 4/30/03


                                                                                       AVERAGE ANNUAL TOTAL RETURNS(1)
                        PERFORMANCE                                                         AS OF OCTOBER 31, 2003
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                SINCE
                                                                                     ONE YEAR   FIVE YEARS   INCEPTION(2)
-------------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund No-Load Class                                               30.59%      6.99%        13.25%
Eclipse Mid Cap Value Fund Service Class(2)                                            30.18       6.73         12.98
Eclipse Mid Cap Value Fund Class L (without sales
 charges)(3)                                                                           29.48       5.91         12.08
Eclipse Mid Cap Value Fund Class L (with sales charges)(3)                             27.20       5.69         11.95
Average Lipper mid-cap core fund(4)                                                    30.88      10.65         12.80
Russell Midcap Index(5)                                                                35.88       8.23         13.43
Russell Midcap Value Index(6)                                                          33.48       8.59         14.25
S&P 500 Index(7)                                                                       20.80       0.53         11.65

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

                                                                             TOTAL RETURN(1)
                                                                            ---------------
Year ended December 31, 1995                                                     26.82
Year ended December 31, 1996                                                     22.40
Year ended December 31, 1997                                                     32.46
Year ended December 31, 1998                                                     10.35
Year ended December 31, 1999                                                      0.04
Year ended December 31, 2000                                                      5.83
10 months ended October 31, 2001                                                 -3.72
Year ended October 31, 2002                                                      -0.38
Year ended October 31, 2003                                                      30.59

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares. Class L shares are subject to a 1% sales charge and a contingent deferred sales charge (CDSC) of 1% if redeemed within one year of purchase. Performance figures for Class L shares reflect the .75% distribution fee and .25% service fee.

2. Performance figures for the Service Class, first offered to the public on 7/1/02, include the historical performance of the No-Load Class from the Fund's inception on 12/27/94 through 6/30/02. Performance figures for these classes will vary after 6/30/02, based on differences in their expense structures.

3. Performance figures for Class L shares, first offered to the public on 12/30/02, include the historical performance of the No-Load Class shares from the Fund's inception on 12/27/94 up to 12/30/02.

4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

5. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

6. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results for all indices assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

7. "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE MID CAP VALUE FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003

COMMON STOCKS (96.9%)+
                                     SHARES        VALUE
                                   ------------------------
AIR FREIGHT & LOGISTICS (1.1%)
J.B. Hunt Transport Services,
 Inc. (a)........................       6,200   $   157,356
                                                -----------
CAPITAL MARKETS (2.7%)
Bear Stearns Cos., Inc. (The)....       2,097       159,896
Federated Investors, Inc.
 Class B.........................       2,950        81,568
Lehman Brothers Holdings,
 Inc. ...........................       1,700       122,400
                                                -----------
                                                    363,864
                                                -----------
COMMERCIAL BANKS (2.1%)
International Bancshares
 Corp. ..........................       2,700       123,984
Silicon Valley Bancshares (a)....       4,700       164,970
                                                -----------
                                                    288,954
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Deluxe Corp. ....................         600        24,222
                                                -----------
COMMUNICATIONS EQUIPMENT (2.3%)
ADTRAN, Inc. ....................       2,300       156,469
JDS Uniphase Corp. (a)...........      44,500       157,975
                                                -----------
                                                    314,444
                                                -----------
COMPUTERS & PERIPHERALS (4.8%)
Dell, Inc. (a)...................       4,800       173,376
InFocus Corp. (a)................      26,500       174,635
Maxtor Corp. (a).................      16,200       221,454
Sun Microsystems, Inc. (a).......      23,100        91,476
                                                -----------
                                                    660,941
                                                -----------
CONSTRUCTION & ENGINEERING (2.3%)
Jacobs Engineering Group, Inc.
 (a).............................       3,000       138,960
Quanta Services, Inc. (a)........      21,700       177,506
                                                -----------
                                                    316,466
                                                -----------
CONSUMER FINANCE (3.6%)
AmeriCredit Corp. (a)............      11,200       150,080
SLM Corp. .......................       4,600       180,136
Student Loan Corp. (The).........         700        90,664
WFS Financial, Inc. (a)..........       1,500        65,415
                                                -----------
                                                    486,295
                                                -----------
DIVERSIFIED FINANCIALS (1.4%)
Moody's Corp. ...................       3,300       190,839
                                                -----------
ELECTRIC UTILITIES (1.3%)
Edison International (a).........       9,000       177,390
                                                -----------
ELECTRICAL EQUIPMENT (1.4%)
American Power Conversion
 Corp. ..........................       9,300       188,139
                                                -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (5.2%)
Avnet, Inc. (a)..................       9,100       176,540
Sanmina-SCI Corp. (a)............      19,500       205,725


                                     SHARES        VALUE
                                   ------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
Solectron Corp. (a)..............      26,100   $   144,594
Tektronix, Inc. .................       7,300       187,391
                                                -----------
                                                    714,250
                                                -----------
ENERGY EQUIPMENT & SERVICES (0.4%)
Helmerich & Payne, Inc. .........       2,300        60,973
                                                -----------
FOOD PRODUCTS (2.1%)
Dean Foods Co. (a)...............       4,150       125,538
Hormel Foods Corp. ..............       6,400       158,016
                                                -----------
                                                    283,554
                                                -----------
GAS UTILITIES (0.5%)
UGI Corp. .......................       2,050        63,140
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (9.1%)
AdvancePCS (a)...................       4,000       205,880
Coventry Health Care, Inc. (a)...       3,900       213,525
Health Net, Inc. (a).............       6,100       192,699
Humana, Inc. (a).................       8,900       180,581
Manor Care, Inc. ................       6,300       209,664
PacifiCare Health Systems, Inc.
 (a).............................       3,900       232,050
                                                -----------
                                                  1,234,399
                                                -----------
HOTELS, RESTAURANTS & LEISURE (4.5%)
CBRL Group, Inc. ................       4,100       158,875
Choice Hotels International, Inc.
 (a).............................       1,900        62,738
GTECH Holdings Corp. ............       2,800       125,104
Mandalay Resort Group............       2,500        98,125
Outback Steakhouse, Inc. ........       3,900       163,800
                                                -----------
                                                    608,642
                                                -----------
HOUSEHOLD DURABLES (6.8%)
Centex Corp. ....................       1,700       165,750
Hovnanian Enterprises, Inc. Class
 A (a)...........................       2,200       178,816
KB HOME..........................       1,200        82,188
La-Z-Boy, Inc. ..................       5,600       113,120
M.D.C. Holdings, Inc. ...........       1,200        80,784
NVR, Inc. (a)....................         400       195,760
Ryland Group, Inc. (The).........       1,300       115,570
                                                -----------
                                                    931,988
                                                -----------
HOUSEHOLD PRODUCTS (2.9%)
Clorox Co. (The).................       4,000       181,200
Energizer Holdings, Inc. (a).....       6,000       220,800
                                                -----------
                                                    402,000
                                                -----------
INDUSTRIAL CONGLOMERATES (0.4%)
Alleghany Corp. .................         300        60,438
                                                -----------
INSURANCE (3.2%)
Ambac Financial Group, Inc. .....       1,400        99,036
Jefferson-Pilot Corp. ...........       1,300        62,062


------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)
                                     SHARES        VALUE
                                   ------------------------
INSURANCE (CONTINUED)
MBIA, Inc. ......................       2,400   $   143,064
Torchmark Corp. .................       2,900       127,252
                                                -----------
                                                    431,414
                                                -----------
LEISURE EQUIPMENT & PRODUCTS (2.6%)
Callaway Golf Co. ...............      11,200       182,000
Hasbro, Inc. ....................       7,900       172,220
                                                -----------
                                                    354,220
                                                -----------
MULTILINE RETAIL (1.7%)
Federated Department Stores,
 Inc. ...........................       1,700        80,835
Kmart Holding Corp. (a)..........       2,400        69,576
Sears, Roebuck and Co. ..........       1,600        84,208
                                                -----------
                                                    234,619
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (1.4%)
Williams Cos., Inc. (The)........      18,500       188,700
                                                -----------
OIL & GAS (1.3%)
Overseas Shipholding Group,
 Inc. ...........................       6,300       171,738
                                                -----------
PERSONAL PRODUCTS (1.2%)
Estee Lauder Cos., Inc. (The)
 Class A.........................       4,300       160,777
                                                -----------
PHARMACEUTICALS (3.3%)
Medicis Pharmaceutical Corp.
 Class A.........................       2,500       158,375
Mylan Laboratories, Inc. ........       6,600       159,390
Perrigo Co. .....................      10,400       139,880
                                                -----------
                                                    457,645
                                                -----------
REAL ESTATE (5.6%)
AMB Property Corp. ..............       4,400       131,956
Cousins Properties, Inc. ........       3,800       109,250
Equity Office Properties Trust...       3,200        89,632
Hospitality Properties Trust.....       2,400        88,008
HRPT Properties Trust............      13,200       123,552
LNR Property Corp. ..............       3,000       122,700
Reckson Associates Realty
 Corp. ..........................       4,700       104,434
                                                -----------
                                                    769,532
                                                -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.1%)
Advanced Micro Devices, Inc.
 (a).............................       5,400        82,080
Novellus Systems, Inc. (a).......       4,900       202,321
                                                -----------
                                                    284,401
                                                -----------
SOFTWARE (3.8%)
Ascential Software Corp. (a).....       5,200       115,388
Autodesk, Inc. ..................       8,600       165,550
Citrix Systems, Inc. (a).........       9,200       232,576
                                                -----------
                                                    513,514
                                                -----------


                                     SHARES        VALUE
                                   ------------------------
SPECIALTY RETAIL (4.9%)
American Eagle Outfitters, Inc.
 (a).............................       3,900   $    62,361
AutoNation, Inc. (a).............       7,700       143,990
CarMax, Inc. (a).................       4,387       138,234
Sherwin-Williams Co. (The).......       5,500       184,470
Talbots, Inc. (The)..............       1,700        55,879
Zale Corp. (a)...................       1,500        77,640
                                                -----------
                                                    662,574
                                                -----------
TEXTILES, APPAREL & LUXURY GOODS (1.4%)
Reebok International, Ltd. ......       4,800       186,960
                                                -----------
THRIFTS & MORTGAGE FINANCE (6.6%)
Countrywide Financial Corp. .....       1,400       147,168
Doral Financial Corp. ...........       3,200       161,600
Freddie Mac......................       1,600        89,808
GreenPoint Financial Corp. ......       3,300       102,795
IndyMac Bancorp, Inc. ...........       4,600       135,240
MGIC Investment Corp. ...........       2,300       118,013
Radian Group, Inc. ..............       2,700       142,830
                                                -----------
                                                    897,454
                                                -----------
TOBACCO (1.6%)
R.J. Reynolds Tobacco Holdings,
 Inc. ...........................       4,500       216,135
                                                -----------
WIRELESS TELECOMMUNICATION SERVICES (1.1%)
Crown Castle International Corp.
 (a).............................      11,500       145,590
                                                -----------
Total Investments (Cost
 $10,354,040) (b)................        96.9%   13,203,567(c)
Cash and Other Assets,
 Less Liabilities................         3.1       416,453
                                   ----------   -----------
Net Assets.......................       100.0%  $13,620,020
                                   ==========   ===========

------------
(a) Non-income producing security.
(b) The cost for federal income tax purposes is $10,368,371.
(c) At October 31, 2003 net unrealized appreciation was $2,835,196, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,925,492 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $90,296.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MID CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2003

ASSETS:
 Investment in securities, at value (identified
   cost $10,354,040)...............................  $13,203,567
 Cash..............................................      425,531
 Receivables:
   Fund shares sold................................       19,167
   Dividends and interest..........................       11,269
 Other assets......................................       10,102
                                                     -----------
       Total assets................................   13,669,636
                                                     -----------
LIABILITIES:
 Payables:
   Professional....................................       19,387
   Shareholder communication.......................        4,294
   Manager.........................................        4,134
   Transfer agent..................................        3,898
   Custodian.......................................        2,756
   Trustees........................................        1,104
   Registration....................................          480
 Accrued expenses..................................       13,563
                                                     -----------
       Total liabilities...........................       49,616
                                                     -----------
 Net assets........................................  $13,620,020
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class...................................  $     6,481
   Service Class...................................            1
   L Class.........................................            1
 Additional paid-in capital........................   10,669,031
 Accumulated net realized gain on investments......       94,979
 Net unrealized appreciation on investments........    2,849,527
                                                     -----------
 Net assets........................................  $13,620,020
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $13,616,513
                                                     ===========
 Shares of capital stock outstanding...............      648,079
                                                     ===========
 Net asset value per share outstanding.............  $     21.01
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $     2,106
                                                     ===========
 Shares of capital stock outstanding...............          100
                                                     ===========
 Net asset value per share outstanding.............  $     20.97
                                                     ===========
L Class
 Net assets applicable to outstanding shares.......  $     1,401
                                                     ===========
 Shares of capital stock outstanding...............           67
                                                     ===========
 Net asset value per share outstanding.............  $     20.86
 Maximum sales charge (1.00% of offering price)....         0.21
                                                     -----------
 Maximum offering price per share outstanding......  $     21.07
                                                     ===========


STATEMENT OF OPERATIONS
For the year ended October 31, 2003

INVESTMENT INCOME:
 Income:
   Dividends (a)...................................  $   722,783
   Interest........................................        9,797
                                                     -----------
       Total income................................      732,580
                                                     -----------
 Expenses:
   Manager.........................................      435,716
   Transfer agent..................................       63,895
   Professional....................................       48,218
   Registration....................................       46,549
   Trustees........................................       16,677
   Custodian.......................................       11,535
   Shareholder communication.......................       10,480
   Portfolio pricing...............................        8,324
   Distribution--L Class...........................            8
   Service--Service Class..........................            3
   Service--L Class................................            3
   Miscellaneous...................................       18,614
                                                     -----------
       Total expenses before reimbursement.........      660,022
   Expense reimbursement from Manager..............     (115,167)
   Fees paid indirectly (See Note 2(D))............      (41,364)
                                                     -----------
       Net expenses................................      503,491
                                                     -----------
 Net investment income.............................      229,089
                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments..................   10,470,034
 Net change in unrealized appreciation on
   investments.....................................      787,704
                                                     -----------
 Net realized and unrealized gain on investments...   11,257,738
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $11,486,827
                                                     ===========

------------
 (a) Dividends recorded net of foreign withholding taxes in the amount of $1,101.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2003 and October 31, 2002

                                                                  2003              2002
                                                              ------------      ------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    229,089      $    269,991
    Net realized gain (loss) on investments.................    10,470,034           (84,013)
    Net change in unrealized appreciation on investments....       787,704          (481,540)
                                                              ------------      ------------
    Net increase (decrease) in net assets resulting from
     operations.............................................    11,486,827          (295,562)
                                                              ------------      ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................      (220,660)         (291,613)
      Service Class.........................................            (1)               --
                                                              ------------      ------------
        Total dividends to shareholders.....................      (220,661)         (291,613)
                                                              ------------      ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     6,543,744        26,415,345
      Service Class.........................................         1,529               175
      L Class...............................................         1,148                --
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................       219,240           289,672
      Service Class.........................................             1                --
                                                              ------------      ------------
                                                                 6,765,662        26,705,192
    Cost of shares redeemed:
      No-Load Class.........................................   (55,643,197)      (31,793,864)
      L Class...............................................          (104)               --
                                                              ------------      ------------
      Decrease in net assets derived from capital share
       transactions.........................................   (48,877,639)       (5,088,672)
                                                              ------------      ------------
      Net decrease in net assets............................   (37,611,473)       (5,675,847)
NET ASSETS:
  Beginning of year.........................................    51,231,493        56,907,340
                                                              ------------      ------------
  End of year...............................................  $ 13,620,020      $ 51,231,493
                                                              ============      ============
  Accumulated undistributed net investment income at end of
    year....................................................  $         --      $    163,474
                                                              ============      ============



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                                NO-LOAD CLASS
                                             ------------------------------------------------------------------------------------
                                             YEAR ENDED OCTOBER 31     JANUARY 1, 2001                YEAR ENDED DECEMBER 31
                                             ----------------------        THROUGH               --------------------------------
                                               2003          2002     OCTOBER 31, 2001*            2000        1999        1998
                                             --------      --------   -----------------          --------    --------    --------
Net asset value at beginning of period.....  $  16.16      $  16.30       $  16.93               $  16.06    $  17.73    $  17.76
                                             --------      --------       --------               --------    --------    --------
Net investment income (loss)...............      0.08(a)       0.09           0.06                   0.06        0.11        0.06
Net realized and unrealized gain (loss) on
 investments...............................      4.84         (0.14)         (0.69)                  0.88       (0.13)       1.76
                                             --------      --------       --------               --------    --------    --------
Total from investment operations...........      4.92         (0.05)         (0.63)                  0.94       (0.02)       1.82
                                             --------      --------       --------               --------    --------    --------
Less dividends and distributions:
From net investment income.................     (0.07)        (0.09)           --                   (0.06)      (0.11)      (0.06)
From net realized gain on investments......       --            --             --                   (0.01)      (1.54)      (1.79)
                                             --------      --------       --------               --------    --------    --------
Total dividends and distributions..........     (0.07)        (0.09)           --                   (0.07)      (1.65)      (1.85)
                                             --------      --------       --------               --------    --------    --------
Net asset value at end of period...........  $  21.01      $  16.16       $  16.30               $  16.93    $  16.06    $  17.73
                                             ========      ========       ========               ========    ========    ========
Total investment return....................     30.59%        (0.38%)        (3.72%)(b)              5.83%       0.04%      10.35%
Ratios (to average net assets)/Supplemental
 Data:
 Net investment income (loss)..............      0.47%         0.46%          0.41%+                 0.35%       0.51%       0.33%
 Net expenses..............................      1.13%#        1.17%#         1.19%+#(d)             1.06%#      1.05%       0.98%
 Expenses (before reimbursement)...........      1.37%#        1.29%#         1.22%+#(d)             1.06%#      1.05%       1.08%
Portfolio turnover rate....................        90%           75%            69%                   114%         51%         81%
Net assets at end of period (in 000's).....  $ 13,617      $ 51,231       $ 56,907               $ 67,401    $ 83,064    $124,525

------------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
 +   Annualized.
 #   Includes transfer agent fees paid indirectly which amounted to 0.09%, 0.13% and 0.15% of average net assets for the
     years ended October 31, 2003 and October 31, 2002 and the
     ten months ended October 31, 2001, respectively, and
     custodian fees and other expenses paid indirectly which
     amounted to 0.02% of average net assets for the year ended
     December 31, 2000.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Less than one thousand dollars.
(d)  Restated.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                  SERVICE CLASS                    L CLASS
       -----------------------------------   -------------------
                           JULY 1, 2002**    DECEMBER 30, 2002**
          YEAR ENDED          THROUGH              THROUGH
       OCTOBER 31, 2003   OCTOBER 31, 2002    OCTOBER 31, 2003
       ----------------   ----------------   -------------------
           $  16.16           $  17.77            $  15.87
           --------           --------            --------
               0.05(a)            0.06               (0.06)(a)
               4.81              (1.67)               5.05
           --------           --------            --------
               4.86              (1.61)               4.99
           --------           --------            --------
              (0.05)               --                  --
                --                 --                  --
           --------           --------            --------
              (0.05)               --                  --
           --------           --------            --------
           $  20.97           $  16.16            $  20.86
           ========           ========            ========
              30.18%             (9.06%)(b)          31.44%(b)
               0.22%              0.21%+             (0.53%)+
               1.38%#             1.42%+#             2.13%+#
               1.62%#             1.54%+#             2.37%+#
                 90%                75%                 90%
           $      2           $      0(c)         $      1



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Small Cap Value Fund
--------------------------------------------------------------------------------

All broadly watched equity indices provided positive performance for the 12 months ended October 31, 2003. Small-capitalization stocks showed the strongest relative performance, followed by mid-capitalization and then large-capitalization stocks. The market favored the growth style over the value style of investing in the small- and mid-capitalization sectors, while value stocks outperformed growth stocks in the large-capitalization sector.

For most of the first quarter of 2003, the market remained uncertain because of political conflicts in the Middle East. As coalition troops assembled in Kuwait in mid-March, the stock market began to rise. Investors tended to react positively from the time coalition forces approached Baghdad until President Bush announced that major combat operations had concluded. From May through October, sentiments remained positive, and the domestic equity market continued to rise. Low interest rates and indications of rebounding economic activity helped to fuel an optimistic outlook. Consumer confidence, which rose sharply in April, has been relatively stagnant since then and could continue in a holding pattern if the labor market fails to improve.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2003, Eclipse Small Cap Value Fund returned 42.04% for No-Load Class shares and 41.80% for Service Class shares. Over the same period, L Class shares returned 40.87%, excluding all sales charges. All share classes outperformed the 37.89% return of the average Lipper(1) small-cap value fund over the same period. All share classes also outperformed the 40.29% return of the Russell 2000(R) Value Index but underperformed the 43.37% return of the Russell 2000(R) Index over the same period.(2) All share classes outperformed the 33.58% return of the S&P SmallCap 600(R) Index,(3) the 20.80% return of the S&P 500 Index,(4) and the 39.62% return of the Lipper Small Cap Value Funds Index,(5) for the 12 months ended October 31, 2003.

The Fund's holdings in the food, beverage & tobacco, consumer durables & apparel, health care equipment & services, and real estate industry groups showed stronger relative performance than securities of the Russell 2000 Value Index in the same industry groups.

STRONG AND WEAK PERFORMERS

The Fund selects stocks based on a quantitative approach that focuses on relative valuation and strong current operating results, using publicly available annual and quarterly financial statistical data. Aside from a company's quantitative history, the story behind a stock is irrelevant to the Fund's investment process. During the reporting period, the five best-performing stocks in the Fund spanned a wide range of industries.

Brightpoint (+257%)(6) provides distribution and integrated logistics services to the wireless communications industry throughout the world. The Fund purchased the stock in August of 2003.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results for all indices assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The S&P SmallCap 600(R) Index is an unmanaged, market-value weighted index of 600 small-capitalization common stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
5. The Russell 2000()(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
6. Performance percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the 12 months ended 10/31/03, or for the portion of the reporting period such securities were held in the Fund, if shorter.

W.R. Grace (+222%) supplies construction, specialty-chemical, and container products. The company has been one of the many companies involved in asbestos claims. In late June and early July 2003, legislation regarding funding and limits for asbestos claims was being debated in the Senate. These limits would have been favorable to W.R. Grace's liability. The price moved up on the news of these debates and we sold the stock in July.

Enterasys Networks (+180%) is a computer-networking equipment company. The company announced new products and received favorable product reviews in the marketplace. The Fund both purchased and sold shares of the stock during the fiscal year.

ALARIS Medical Systems (+177%) designs, manufactures and markets intravenous medication delivery devices. The company has reported strong results throughout the latest year. The Fund has reduced its position in this stock during the Fund's fiscal year.

William Lyon Homes (+131%) is a home-building company with development communities in California, Arizona, New Mexico, and Nevada. The company has benefited from strong housing demand.

Not all of the Fund's holdings made positive contributions. The worst-performing stock in the portfolio was Penn Traffic (-88%), which operates supermarkets under the Big Bear, Big Bear Plus, Bi-Lo, P&C, and Quality trade names. On May 20, 2003, a news report was released indicating that the company was preparing to file for bankruptcy protection. The Fund sold the position after the news was released.

Emerson Radio (-40%) designs, markets, and licenses consumer electronic products. The company reported that sales were lower than in the previous year.

Graphic Packaging International (-37%) provides paperboard and packaging solutions for frozen and nonfrozen foods and beverage products. The company was involved in a series of transactions, including acquisitions of and by other companies. The Fund's entire position was sold in March of 2003.

Steel Technologies (-35%) processes flat-rolled steel for industrial customers. The company experienced lower demand from the automotive industry.

Stewart Enterprises (-34%) owns and operates funeral homes and cemeteries in several countries. The company went through significant management changes during the year.

PURCHASES AND SALES

The Fund purchases stocks that have relatively improving operating characteristics and are relatively undervalued based on our proprietary model. Brightpoint (+257%), the Fund's top-performing stock, was among the securities that fit the Fund's purchase criteria during the reporting period.

The Fund also established a position in John B. Sanfilippo & Son (+110%), a company that processes, packages, markets, and distributes shelled nuts and sesame sticks under the Evon's, Fisher, and Flavor Tree brand names, among others. The Fund began purchasing the company's stock in February of 2003.

CellStar (+103%) is a global provider of distribution and value-added logistics services to the wireless communications industry. The Fund purchased the stock in April of 2003.

The Fund sells stocks that exhibit deteriorating operating results and/or are relatively overvalued. Among the stocks that were sold during the fiscal year were W.R. Grace, PacificCare Health Systems, and Silgan Holdings. W.R. Grace (+222%), the Fund's next-to-best performing stock, was discussed earlier.

PacificCare Health Systems (+97%) is a managed health care services company that provides managed care products for employer groups and Medicare beneficiaries. The Fund sold the stock in August of 2003.

Silgan Holdings (+58%) manufactures consumer-goods packaging products. The Fund sold the stock in June of 2003.

WEIGHTING CHANGES

For the 12 months ended October 31, 2003, among the most significant industry group weighting changes for Eclipse Small Cap

Value Fund were increases in technology hardware & equipment from 1.5% at the beginning of the reporting period to 8.9% at the end of October, an increase from 0% to 7.4% in telecommunication services, and from 1.2% to 8.4% in insurance for the same dates. These weighting shifts were the result of new purchases and improved performance of the industry groups relative to other industry groups.

Other significant changes in the Fund's industry-group weightings included a decrease in materials holdings from 9.7% at the beginning of the reporting period to 3.2% at the end, a reduction of banks holdings from 24.4% to 18.3%, and a decrease in retailing holdings from 8.2% to 2.9% over the same period. The reductions in weightings were the result of position sales and weaker relative performance of the industry groups.

As of October 31, 2003, the Fund was overweighted relative to the Russell 2000 Value Index in the food, beverage & tobacco, telecommunication services, insurance, and technology hardware & equipment industry groups. The Fund's performance benefited from the relative overweighted positions in the food, beverage & tobacco, telecommunication services, and insurance industry groups. Although the Fund's technology hardware & equipment holdings showed positive performance, the results were weaker than the industry group's performance in the Russell 2000 Value Index.

At the end of October 2003, the Fund was underweighted relative to the Russell 2000 Value Index in the capital goods, utilities, materials, and transportation industry groups. The Fund benefited from its relative underweighted positions in the transportation industry group. Although the Fund was underweighted in the capital goods, utilities, and materials industry groups, Fund holdings in these areas underperformed related stocks in the Russell 2000 Value Index.

LOOKING AHEAD

The Fund will continue to invest in small-capitalization stocks of companies that, according to our proprietary quantitative model, are relatively undervalued and have strong operating characteristics. Whatever the markets or the economy may bring, the Fund will continue to seek high total return.

WESLEY G. MCCAIN
KATHY A. O'CONNOR
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                          ECLIPSE SMALL CAP VALUE FUND
                           VERSUS RUSSELL 2000 INDEX,
                           RUSSELL 2000 VALUE INDEX,
                     S&P SMALLCAP 600 INDEX, S&P 500 INDEX,
                     AND LIPPER SMALL CAP VALUE FUNDS INDEX
                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES LINE GRAPH]

                                                                                       LIPPER SMALLCAP
                                ECLIPSE SMALL       RUSSELL 2000      RUSSELL 2000       VALUE FUNDS        S&P SMALLCAP
                               CAP VALUE FUND           INDEX          VALUE INDEX          INDEX             600 INDEX
                               --------------       ------------      ------------     ---------------      ------------
10/31/93                       $  10,000.00      $   10,000.00     $    10,000.00     $    10,000.00    $     10,000.00
10/31/94                           9,971.00           9,965.00           9,986.00          10,336.00           9,657.00
10/31/95                          11,179.00          11,793.00          11,580.00          11,631.00          11,701.00
10/31/96                          13,878.00          13,751.00          13,847.00          13,611.00          14,096.00
10/31/97                          19,552.00          17,785.00          18,995.00          18,567.00          18,601.00
10/31/98                          18,896.00          15,679.00          17,534.00          16,317.00          16,545.00
10/31/99                          19,711.00          18,010.00          17,660.00          16,681.00          18,537.00
10/31/00                          20,079.00          21,145.00          20,714.00          19,857.00          23,220.00
10/31/01                          20,079.00          18,459.00          22,528.00          21,429.00          21,726.00
10/31/02                          21,252.00          16,324.00          21,958.00          20,809.00          20,905.00
10/31/03                          30,186.00          23,403.00          30,805.00          29,440.00          27,924.00


                                S&P 500 INDEX
                                -------------
10/31/93                       $  10,000.00
10/31/94                          10,387.00
10/31/95                          13,133.00
10/31/96                          16,297.00
10/31/97                          21,531.00
10/31/98                          26,266.00
10/31/99                          33,008.00
10/31/00                          35,018.00
10/31/01                          26,297.00
10/31/02                          22,325.00
10/31/03                          26,968.00

                              $10,000 INVESTED IN
                          ECLIPSE SMALL CAP VALUE FUND
                           VERSUS RUSSELL 2000 INDEX,
                           RUSSELL 2000 VALUE INDEX,
                     S&P SMALLCAP 600 INDEX, S&P 500 INDEX,
                     AND LIPPER SMALL CAP VALUE FUNDS INDEX
                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                                                       LIPPER SMALLCAP
                                ECLIPSE SMALL       RUSSELL 2000      RUSSELL 2000       VALUE FUNDS        S&P SMALLCAP
                               CAP VALUE FUND           INDEX          VALUE INDEX          INDEX             600 INDEX
                               --------------       ------------      ------------     ---------------      ------------
10/31/93                       $  10,000.00       $  10,000.00      $   10,000.00     $    10,000.00     $    10,000.00
10/31/94                           9,932.00           9,965.00           9,986.00          10,336.00           9,657.00
10/31/95                          11,111.00          11,793.00          11,580.00          11,631.00          11,701.00
10/31/96                          13,762.00          13,751.00          13,847.00          13,611.00          14,096.00
10/31/97                          19,313.00          17,785.00          18,995.00          18,567.00          18,601.00
10/31/98                          18,670.00          15,679.00          17,534.00          16,317.00          16,545.00
10/31/99                          19,333.00          18,010.00          17,660.00          16,681.00          18,537.00
10/31/00                          19,683.00          21,145.00          20,714.00          19,857.00          23,220.00
10/31/01                          19,629.00          18,459.00          22,528.00          21,429.00          21,726.00
10/31/02                          20,746.00          16,324.00          21,958.00          20,809.00          20,905.00
10/31/03                          29,418.00          23,403.00          30,805.00          29,440.00          27,924.00


                                S&P 500 INDEX
                                -------------
10/31/93                       $  10,000.00
10/31/94                          10,387.00
10/31/95                          13,133.00
10/31/96                          16,297.00
10/31/97                          21,531.00
10/31/98                          26,266.00
10/31/99                          33,008.00
10/31/00                          35,018.00
10/31/01                          26,297.00
10/31/02                          22,325.00
10/31/03                          26,968.00

                              $10,000 INVESTED IN
                          ECLIPSE SMALL CAP VALUE FUND
                           VERSUS RUSSELL 2000 INDEX,
                           RUSSELL 2000 VALUE INDEX,
                     S&P SMALLCAP 600 INDEX, S&P 500 INDEX,
                     AND LIPPER SMALL CAP VALUE FUNDS INDEX
                                 CLASS L SHARES
[L CLASS SHARES LINE GRAPH]

                                                                                         LIPPER SMALLCAP
                                                    RUSSELL 2000      RUSSELL 2000         VALUE FUNDS      S&P SMALLCAP
                                  L SHARES              INDEX          VALUE INDEX            INDEX           600 INDEX
                                  --------          ------------      ------------       ---------------    ------------
10/31/93                       $   9,900.00      $   10,000.00      $   10,000.00     $    10,000.00    $     10,000.00
10/31/94                           9,718.00           9,965.00           9,986.00          10,336.00           9,657.00
10/31/95                          10,760.00          11,793.00          11,580.00          11,631.00          11,701.00
10/31/96                          13,201.00          13,751.00          13,847.00          13,611.00          14,096.00
10/31/97                          18,300.00          17,785.00          18,995.00          18,567.00          18,601.00
10/31/98                          17,351.00          15,679.00          17,534.00          16,317.00          16,545.00
10/31/99                          17,919.00          18,010.00          17,660.00          16,681.00          18,537.00
10/31/00                          18,064.00          21,145.00          20,714.00          19,857.00          23,220.00
10/31/01                          17,868.00          18,459.00          22,528.00          21,429.00          21,726.00
10/31/02                          18,750.00          16,324.00          21,958.00          20,809.00          20,905.00
10/31/03                          26,413.00          23,403.00          30,805.00          29,440.00          27,924.00


                                S&P 500 INDEX
                                -------------
10/31/93                       $  10,000.00
10/31/94                          10,387.00
10/31/95                          13,133.00
10/31/96                          16,297.00
10/31/97                          21,531.00
10/31/98                          26,266.00
10/31/99                          33,008.00
10/31/00                          35,018.00
10/31/01                          26,297.00
10/31/02                          22,325.00
10/31/03                          26,968.00

[NO-LOAD CLASS SHARES GRAPH]
Source: Lipper Inc., 10/31/03


THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/93 AND, FOR CLASS L SHARES, REFLECT THE DEDUCTION OF ALL SALES CHARGES THAT WOULD HAVE APPLIED FOR THE PERIOD OF INVESTMENT.

                                                                                     AVERAGE ANNUAL TOTAL RETURNS(1)
                        PERFORMANCE                                                       AS OF OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------
                                                                                     ONE YEAR   FIVE YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund No-Load Class                                            42.04%       9.88%      11.68%
Eclipse Small Cap Value Fund Service Class(2)                                         41.80        9.67       11.39
Eclipse Small Cap Value Fund Class L (without sales
 charges)(3)                                                                          40.87        8.77       10.31
Eclipse Small Cap Value Fund Class L (with sales charges)(3)                          38.47        8.55       10.20
Average Lipper small-cap value fund(4)                                                37.89       13.34       12.14
Russell 2000 Index(5)                                                                 43.37        8.34        8.87
Russell 2000 Value Index(6)                                                           40.29       11.93       11.91
S&P SmallCap 600 Index(7)                                                             33.58       11.04       10.81
S&P 500 Index(8)                                                                      20.80        0.53       10.43
Lipper Small Cap Value Funds Index(9)                                                 39.62       14.69       12.95

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                                                         TOTAL RETURN (1)
                                                                         ----------------
Year ended December 31, 1994                                                     -4.74%
Year ended December 31, 1995                                                     19.69
Year ended December 31, 1996                                                     29.87
Year ended December 31, 1997                                                     33.30
Year ended December 31, 1998                                                      3.40
Year ended December 31, 1999                                                      3.05
Year ended December 31, 2000                                                     -9.44
10 months ended October 31, 2001                                                  3.66
Year ended October 31, 2002                                                       5.84
Year ended October 31, 2003                                                      42.04

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

 1. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares. Class L shares are subject to a 1% sales charge and a contingent deferred sales charge (CDSC) of 1% if redeemed within one year of purchase. Performance figures for Class L shares reflect the .75% distribution fee and .25% service fee.

 2. Performance figures for the Service Class, first offered to the public on 7/1/02, include the historical performance of the No-Load Class from the Fund's inception on 1/12/87 through 6/30/02. Performance figures for these classes will vary after 6/30/02, based on differences in their expense structures.

 3. Performance figures for Class L shares, first offered to the public on 12/30/02, include the historical performance of the No-Load Class shares from the Fund's inception on 1/12/87 up to 12/30/02.

 4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

 5. The Russell 2000()(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

 6. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE SMALL CAP VALUE FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003

COMMON STOCKS (92.9%)+
                                    SHARES        VALUE
                                  -------------------------
AEROSPACE & DEFENSE (0.0%) (b)
Fairchild Corp. (The) Class A
 (a)............................       1,600   $      7,856
                                               ------------
AUTO COMPONENTS (1.1%)
Dura Automotive Systems, Inc.
 Class A (a)....................      85,100        822,066
Intermet Corp. .................      43,000        189,200
Standard Motor Products,
 Inc. ..........................       5,000         55,750
Tenneco Automotive, Inc. (a)....     129,300        770,628
                                               ------------
                                                  1,837,644
                                               ------------
BUILDING PRODUCTS (0.4%)
Jacuzzi Brands, Inc. (a)........      90,400        637,320
                                               ------------
CAPITAL MARKETS (3.8%)
Friedman, Billings, Ramsey
 Group, Inc. Class A............       7,740        154,181
iShares Russell 2000 Index Fund
 (c)............................      14,300      1,508,650
iShares Russell 2000 Value Index
 Fund (c).......................      10,000      1,501,000
iShares S&P SmallCap 600 Index
 Fund (c).......................      11,900      1,517,488
iShares S&P SmallCap 600/ BARRA
 Value Index Fund (c)...........      16,000      1,508,000
SWS Group, Inc..................       4,000         86,800
                                               ------------
                                                  6,276,119
                                               ------------
CHEMICALS (0.9%)
Ethyl Corp. (a).................      85,700      1,379,770
LESCO, Inc. (a).................      12,700        143,256
                                               ------------
                                                  1,523,026
                                               ------------
COMMERCIAL BANKS (5.9%)
AmericanWest Bancorp (a)........       7,010        139,920
BancFirst Corp. ................         200         10,794
C&F Financial Corp. ............       1,900         85,538
Capital City Bank Group,
 Inc. ..........................       2,575         99,524
CB Bancshares, Inc. Hawaii......       3,590        226,170
Century Bancorp, Inc. ..........       9,200        319,976
City Holding Co. ...............       5,600        189,392
Columbia Bancorp................      42,600      1,185,132
Exchange National Bancshares,
 Inc. ..........................       2,250         81,112
First Financial Corp. ..........      32,000        944,320
First M&F Corp. ................      18,000        664,020
FLAG Financial Corp. ...........      51,700        669,515
FloridaFirst Bancorp, Inc. .....       8,400        223,020
FNB Corp........................      53,900      1,272,040
Great Southern Bancorp, Inc. ...       4,600        185,610
Humboldt Bancorp................       4,000         65,200
Independent Bank Corp. .........      34,476        997,396
Interchange Financial Services
 Corp. .........................         800         19,704
Nara Bancorp, Inc. .............       2,900         65,540
Oak Hill Financial, Inc. .......      19,900        590,831



                                    SHARES            VALUE
                                  -------------------------
COMMERCIAL BANKS (CONTINUED)
Oriental Financial Group,
 Inc. ..........................       3,400   $     87,108
Provident Bankshares Corp. .....       2,100         65,163
Southern Financial Bancorp,
 Inc. ..........................       7,480        278,705
Southside Bancshares, Inc. .....      24,835        428,404
Southwest Bancorp, Inc. ........      13,800        218,178
State Bancorp, Inc. ............       9,660        199,479
State Financial Services Corp.
 Class A........................      11,600        305,428
Taylor Capital Group, Inc. .....       2,500         63,550
Trust Company of New Jersey
 (The)..........................       2,700         84,834
                                               ------------
                                                  9,765,603
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (1.4%)
Ambassadors International,
 Inc. ..........................       5,200         66,560
Duratek, Inc. (a)...............       2,500         23,500
Gundle/SLT Environmental, Inc.
 (a)............................      30,500        523,075
Mail-Well, Inc. (a).............      43,000        177,160
McGrath Rentcorp................       3,100         88,350
MemberWorks, Inc. (a)...........      42,400      1,224,512
United Rentals, Inc. (a)........       8,100        141,102
                                               ------------
                                                  2,244,259
                                               ------------
COMMUNICATIONS EQUIPMENT (2.0%)
Audiovox Corp. Class A (a)......      84,600      1,015,200
Digi International, Inc. (a)....      14,200        130,640
Enterasys Networks, Inc. (a)....       9,100         35,490
New Focus, Inc. (a).............     397,000      2,060,430
                                               ------------
                                                  3,241,760
                                               ------------
COMPUTERS & PERIPHERALS (2.0%)
Intergraph Corp. (a)............      33,500        873,010
Komag, Inc. (a).................      23,400        441,324
Quantum Corp. (a)...............      20,800         64,688
Western Digital Corp. (a).......     137,300      1,846,685
                                               ------------
                                                  3,225,707
                                               ------------
CONSTRUCTION & ENGINEERING (1.0%)
Perini Corp. (a)................     152,000      1,260,080
Quanta Services, Inc. (a).......      22,900        187,322
Washington Group International,
 Inc. (a).......................       5,900        163,548
                                               ------------
                                                  1,610,950
                                               ------------
CONSUMER FINANCE (2.1%)
ASTA Funding, Inc. .............       4,700        139,073
United PanAm Financial Corp.
 (a)............................      24,100        443,440
World Acceptance Corp. (a)......     160,900      2,886,546
                                               ------------
                                                  3,469,059
                                               ------------
DISTRIBUTORS (0.5%)
Noland Co. .....................      23,700        885,906
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)

                                    SHARES            VALUE
                                  -------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.2%)
Cincinnati Bell, Inc. (a).......     444,200   $  2,269,862
Primus Telecommunications Group,
 Inc. (a).......................      66,700        614,974
TALK America Holdings, Inc.
 (a)............................       2,500         31,200
Time Warner Telecom, Inc. Class
 A (a)..........................     383,100      3,965,085
                                               ------------
                                                  6,881,121
                                               ------------
ELECTRIC UTILITIES (0.2%)
Green Mountain Power Corp. .....      15,100        342,921
                                               ------------
ELECTRICAL EQUIPMENT (0.0%) (b)
General Cable Corp. ............       7,500         71,175
                                               ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.2%)
Brightpoint, Inc. (a)...........      51,525      1,476,191
CellStar Corp. (a)..............     137,900      1,694,791
MTS Systems Corp. ..............      84,700      1,489,873
Pemstar, Inc. (a)...............     150,000        526,500
                                               ------------
                                                  5,187,355
                                               ------------
ENERGY EQUIPMENT & SERVICES (0.1%)
Seabulk International, Inc.
 (a)............................      32,100        245,565
                                               ------------
FOOD & STAPLES RETAILING (0.7%)
Pantry, Inc. (The) (a)..........      65,300      1,070,920
                                               ------------
FOOD PRODUCTS (8.6%)
Central Garden & Pet Co. (a)....     132,600      3,667,716
John B. Sanfilippo & Son, Inc.
 (a)............................     179,400      6,162,390
M & F Worldwide Corp. (a).......     341,400      3,772,470
Omega Protein Corp. (a).........      58,700        303,479
Seneca Foods Corp. Class B
 (a)............................       2,500         51,250
Zapata Corp. (a)................       2,900        157,325
                                               ------------
                                                 14,114,630
                                               ------------
GAS UTILITIES (0.1%)
UGI Corp. ......................       4,250        130,900
                                               ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.2%)
ALARIS Medical Systems, Inc.
 (a)............................     119,100      1,847,241
Dade Behring Holdings, Inc.
 (a)............................       2,200         67,254
                                               ------------
                                                  1,914,495
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (0.3%)
Gentiva Health Services, Inc.
 (a)............................      38,900        443,849
Prime Medical Services, Inc.
 (a)............................       1,200          5,160
                                               ------------
                                                    449,009
                                               ------------
HOTELS, RESTAURANTS & LEISURE (1.0%)
Dave & Buster's, Inc. (a).......      49,600        652,240
Isle of Capri Casinos, Inc.
 (a)............................      49,300      1,027,905
                                               ------------
                                                  1,680,145
                                               ------------
HOUSEHOLD DURABLES (3.4%)
CSS Industries, Inc. ...........       1,350         36,436
Emerson Radio Corp. (a).........      46,500        190,185



                                    SHARES            VALUE
                                  -------------------------
HOUSEHOLD DURABLES (CONTINUED)
Enesco Group, Inc. (a)..........       8,200   $     80,442
Fedders Corp. ..................     113,800        665,730
Hooker Furniture Corp. .........      45,100      1,758,900
M.D.C. Holdings, Inc. ..........       1,000         67,320
M/I Schottenstein Homes,
 Inc. ..........................         500         20,815
Standard Pacific Corp. .........       1,500         71,775
William Lyon Homes, Inc. (a)....      42,500      2,754,000
                                               ------------
                                                  5,645,603
                                               ------------
INDUSTRIAL CONGLOMERATES (0.2%)
United Capital Corp. (a)........      20,000        345,600
                                               ------------
INSURANCE (7.5%)
Allmerica Financial Corp. (a)...       2,600         69,238
American Physicians Capital,
 Inc. (a).......................      32,000        845,440
Enstar Group, Inc. (The) (a)....      18,200        746,200
FPIC Insurance Group, Inc.
 (a)............................       7,900        139,356
Independence Holding Co. .......       6,200        143,220
Kansas City Life Insurance
 Co. ...........................      40,700      1,911,272
LandAmerica Financial Group,
 Inc. ..........................      54,500      2,725,545
National Western Life Insurance
 Co. Class A (a)................         500         71,906
NYMAGIC, Inc. ..................      56,800      1,363,768
Odyssey Re Holdings Corp. ......      35,200        738,496
SCPIE Holdings, Inc. ...........      73,000        981,850
Stewart Information Services
 Corp. (a)......................      83,200      2,591,680
                                               ------------
                                                 12,327,971
                                               ------------
INTERNET & CATALOG RETAIL (0.8%)
Blair Corp. ....................      53,800      1,221,260
Systemax, Inc. (a)..............      19,800        132,660
                                               ------------
                                                  1,353,920
                                               ------------
INTERNET SOFTWARE & SERVICES (2.4%)
InfoSpace, Inc. (a).............     126,100      3,288,688
Keynote Systems, Inc. (a).......      53,200        603,820
                                               ------------
                                                  3,892,508
                                               ------------
IT SERVICES (0.6%)
CompuCom Systems, Inc. (a)......     122,500        624,750
Computer Horizons Corp. (a).....     109,500        416,100
                                               ------------
                                                  1,040,850
                                               ------------
LEISURE EQUIPMENT & PRODUCTS (1.1%)
K2, Inc. (a)....................     112,400      1,864,716
                                               ------------
MACHINERY (0.8%)
Ampco-Pittsburgh Corp. .........      67,600        821,340
EnPro Industries, Inc. (a)......      25,700        259,827
Greenbrier Cos, Inc. (The)
 (a)............................      11,100        140,304
Joy Global, Inc. (a)............       3,700         70,522
                                               ------------
                                                  1,291,993
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                    SHARES            VALUE
                                  -------------------------
MEDIA (1.4%)
Digital Generation Systems, Inc.
 (a)............................      83,100   $    160,383
Pegasus Communications Corp.
 (a)............................      73,400      1,340,284
PRIMEDIA, Inc. (a)..............     216,300        581,847
Young Broadcasting, Inc. Class A
 (a)............................      11,300        227,017
                                               ------------
                                                  2,309,531
                                               ------------
METALS & MINING (2.1%)
Metal Management, Inc. (a)......      32,100        753,387
Oregon Steel Mills, Inc. (a)....       1,100          3,905
Quanex Corp. ...................      35,100      1,405,755
Schnitzer Steel Industries, Inc.
 Class A........................      21,400        806,352
Steel Technologies, Inc. .......      27,700        426,857
                                               ------------
                                                  3,396,256
                                               ------------
MULTI-UTILITIES & UNREGULATED POWER (0.9%)
Avista Corp. ...................       4,100         69,700
Energen Corp. ..................       2,400         88,488
ONEOK, Inc. ....................      50,300      1,000,467
Westar Energy, Inc. ............      11,700        233,766
                                               ------------
                                                  1,392,421
                                               ------------
OFFICE ELECTRONICS (0.8%)
Gerber Scientific, Inc. (a).....     171,700      1,356,430
                                               ------------
OIL & GAS (4.8%)
Comstock Resources, Inc. (a)....      49,900        745,007
Denbury Resources, Inc. (a).....      15,200        191,824
General Maritime Corp. (a)......      10,800        136,620
Harvest Natural Resources, Inc.
 (a)............................     205,400      1,400,828
KCS Energy, Inc. (a)............      64,900        517,253
Maritrans, Inc. ................       5,600         88,256
North Coast Energy, Inc. (a)....      40,400        465,408
PetroCorp, Inc. (a).............       7,100         95,140
Tesoro Petroleum Corp. (a)......     372,900      4,251,060
                                               ------------
                                                  7,891,396
                                               ------------
PHARMACEUTICALS (0.1%)
Alpharma, Inc. Class A..........       4,400         80,080
                                               ------------
REAL ESTATE (9.9%)
American Land Lease, Inc. ......       3,700         67,340
American Mortgage Acceptance
 Co. ...........................      37,400        621,214
Anworth Mortgage Asset Corp. ...      95,200      1,336,608
Bluegreen Corp. (a).............      14,300         94,237
BRT Realty Trust................      35,500        754,375
Corporate Office Properties
 Trust..........................      40,600        785,204
Corrections Corp. of America
 (a)............................      39,400        967,664
Cousins Properties, Inc.........       2,300         66,125
CRIIMI MAE, Inc. (a)............     194,200      2,180,866
Entertainment Properties
 Trust..........................      30,900        994,362
HRPT Properties Trust...........      33,700        315,432



                                    SHARES            VALUE
                                  -------------------------
REAL ESTATE (CONTINUED)
Impac Mortgage Holdings, Inc. ..     180,600   $  2,718,030
LTC Properties, Inc. ...........      34,100        403,744
National Health Investors,
 Inc. ..........................      10,900        231,625
Newcastle Investment Corp. .....       2,900         67,860
Novastar Financial, Inc. .......      43,600      3,215,500
Prime Group Realty Trust (a)....      14,400         89,568
Redwood Trust, Inc. ............      20,800      1,031,680
Senior Housing Properties
 Trust..........................       4,600         68,494
Thornburg Mortgage, Inc. .......      12,100        329,725
                                               ------------
                                                 16,339,653
                                               ------------
ROAD & RAIL (0.1%)
SCS Transportation, Inc. (a)....       8,700        130,587
                                               ------------
SOFTWARE (0.3%)
RSA Security, Inc. (a)..........      33,000        428,010
                                               ------------
SPECIALTY RETAIL (1.3%)
Building Materials Holding
 Corp. .........................      13,200        186,648
Finlay Enterprises, Inc. (a)....      17,800        269,492
Friedman's, Inc. Class A........      97,200      1,177,092
Hollywood Entertainment Corp.
 (a)............................      12,900        196,080
Rent-Way, Inc. (a)..............      11,300         67,800
Syms Corp. (a)..................         300          2,010
TBC Corp. (a)...................       6,100        165,859
                                               ------------
                                                  2,064,981
                                               ------------
TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Hampshire Group, Ltd. (a).......      19,600        686,784
Perry Ellis International, Inc.
 (a)............................      24,500        668,850
                                               ------------
                                                  1,355,634
                                               ------------
THRIFTS & MORTGAGE FINANCE (10.0%)
Bank Mutual Corp. ..............       6,970         82,459
BankUnited Financial Corp.
 (a)............................       2,900         64,119
EverTrust Financial Group,
 Inc. ..........................      53,600      1,546,360
First Federal Financial Corp. of
 Kentucky.......................      12,000        365,160
FIRSTFED AMERICA BANCORP,
 Inc. ..........................      11,800        302,198
FirstFed Financial Corp. (a)....      11,100        499,500
Flagstar Bancorp, Inc. .........      75,900      1,692,570
Fremont General Corp. ..........      16,500        274,395
GA Financial, Inc. .............       3,200         90,624
Heritage Financial Corp. .......       2,600         57,122
Horizon Financial Corp. ........      46,200        803,418
Hudson River Bancorp., Inc. ....       5,800        193,720
ITLA Capital Corp. (a)..........      29,900      1,391,845
Klamath First Bancorp, Inc. ....      14,100        341,220
MASSBANK Corp. .................      16,900        685,295
New Century Financial Corp. ....      73,150      2,712,402
Ocwen Financial Corp. (a).......      14,200         69,012
Provident Financial Holdings,
 Inc. ..........................      23,200        736,832
Quaker City Bancorp, Inc. ......      24,650      1,052,802

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)

                                    SHARES            VALUE
                                  -------------------------
THRIFTS & MORTGAGE FINANCE (CONTINUED)
R&G Financial Corp. Class B.....       7,600   $    250,040
Sound Federal Bancorp, Inc. ....      17,500        281,925
Sterling Financial Corp. (a)....       2,200         68,882
United Community Financial
 Corp. .........................      39,100        433,228
Warwick Community Bancorp,
 Inc. ..........................      54,800      1,611,120
Willow Grove Bancorp, Inc. .....         300          5,025
WSFS Financial Corp. ...........      20,500        874,325
                                               ------------
                                                 16,485,598
                                               ------------
TOBACCO (0.4%)
Standard Commercial Corp. ......      33,900        646,812
Universal Corp. ................       1,500         65,370
                                               ------------
                                                    712,182
                                               ------------
WIRELESS TELECOMMUNICATION SERVICES (2.5%)
Aether Systems, Inc. (a)........      14,500         69,600
American Tower Corp. Class A
 (a)............................       8,100         93,960
Arch Wireless, Inc. Class A
 (a)............................       8,600        135,450
Crown Castle International Corp.
 (a)............................     262,500      3,323,250
Dobson Communications Corp.
 Class A (a)....................      57,100        495,057
SBA Communications Corp. (a)....      16,100         65,527
                                               ------------
                                                  4,182,844
                                               ------------
Total Common Stocks (Cost
 $116,032,725)..................                152,702,209
                                               ------------

SHORT-TERM INVESTMENT (3.0%)
                                  PRINCIPAL
                                    AMOUNT        VALUE
                                  ------------------------
REPURCHASE AGREEMENT (3.0%)
Bank of New York (The)
 0.85%, dated 10/31/03 due
 11/3/03
 Proceeds at Maturity $5,000,354
 (Collateralized by U.S.
 Treasury Note 3.625%, due
 3/31/04 with a Principal Amount
 of $5,031,000 and a Market
 Value of $5,099,115 including
 accrued interest)..............  $5,000,000   $  5,000,000
                                               ------------
Total Short-Term Investment
 (Cost $5,000,000)..............                  5,000,000
                                               ------------
Total Investments (Cost
 $121,032,725) (d)..............        95.9%   157,702,209(e)
Cash and Other Assets,
 Less Liabilities...............         4.1      6,733,038
                                  ----------   ------------
Net Assets......................       100.0%  $164,435,247
                                  ==========   ============

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  The cost for federal income tax purposes is $121,037,094.
(e) At October 31, 2003 net unrealized appreciation was $36,665,115, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $38,848,155 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,183,040.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2003

ASSETS:
 Investment in securities, at value (identified
   cost $121,032,725).............................  $157,702,209
 Cash.............................................       210,370
 Receivables:
   Fund shares sold...............................     7,348,460
   Dividends and interest.........................        88,403
 Other assets.....................................        12,995
                                                    ------------
       Total assets...............................   165,362,437
                                                    ------------
LIABILITIES:
 Payables:
   Fund shares redeemed...........................       509,565
   Investment securities purchased................       215,305
   Manager........................................       133,168
   Shareholder communication......................        15,373
   Transfer agent.................................         9,382
   Custodian......................................         3,209
   Trustees.......................................         1,725
   NYLIFE Distributors............................           217
 Accrued expenses.................................        39,246
                                                    ------------
       Total liabilities..........................       927,190
                                                    ------------
 Net assets.......................................  $164,435,247
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class..................................  $    100,472
   Service Class..................................           660
   L Class........................................             2
 Additional paid-in capital.......................   118,668,822
 Accumulated undistributed net investment
   income.........................................       216,019
 Accumulated undistributed net realized gain on
   investments....................................     8,779,788
 Net unrealized appreciation on investments.......    36,669,484
                                                    ------------
 Net assets.......................................  $164,435,247
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $163,362,257
                                                    ============
 Shares of capital stock outstanding..............    10,047,199
                                                    ============
 Net asset value per share outstanding............  $      16.26
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $  1,071,488
                                                    ============
 Shares of capital stock outstanding..............        65,980
                                                    ============
 Net asset value per share outstanding............  $      16.24
                                                    ============
L Class
 Net assets applicable to outstanding shares......  $      1,502
                                                    ============
 Shares of capital stock outstanding..............            93
                                                    ============
 Net asset value per share outstanding............  $      16.15
 Maximum sales charge (1.00% of offering price)...          0.16
                                                    ------------
 Maximum offering price per share outstanding.....  $      16.31
                                                    ============

STATEMENT OF OPERATIONS
For the year ended October 31, 2003

INVESTMENT INCOME:
 Income:
   Dividends (a)...................................  $ 2,044,195
   Interest........................................       60,927
                                                     -----------
       Total income................................    2,105,122
                                                     -----------
 Expenses:
   Manager.........................................    1,219,011
   Transfer agent..................................      148,203
   Professional....................................       78,313
   Registration....................................       61,860
   Shareholder communication.......................       35,848
   Custodian.......................................       35,649
   Trustees........................................       25,575
   Service--Service Class..........................          694
   Service--L Class................................            3
   Distribution--L Class...........................            8
   Miscellaneous...................................       30,916
                                                     -----------
       Total expenses before
        reimbursement..............................    1,636,080
   Expense reimbursement from Manager..............      (90,559)
   Fees paid indirectly (See Note 2(D))............      (94,194)
                                                     -----------
       Net expenses................................    1,451,327
                                                     -----------
 Net investment income.............................      653,795
                                                     -----------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments..................   14,921,032
 Net change in unrealized appreciation on
   investments.....................................   30,247,013
                                                     -----------
 Net realized and unrealized gain on investments...   45,168,045
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $45,821,840
                                                     ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $1,704.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2003 and October 31, 2002

                                                                  2003            2002
                                                              -------------   -------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $     653,795   $   1,388,869
    Net realized gain (loss) on investments.................     14,921,032      (1,037,211)
    Net change in unrealized appreciation on investments....     30,247,013       1,660,729
                                                              -------------   -------------
    Net increase in net assets resulting from operations....     45,821,840       2,012,387
                                                              -------------   -------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................     (1,275,510)     (1,037,656)
      Service Class.........................................         (1,461)             --
                                                              -------------   -------------
        Total dividends to shareholders.....................     (1,276,971)     (1,037,656)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    123,830,893     130,010,307
      Service Class.........................................        853,598          86,266
      L Class...............................................          1,149              --
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................      1,237,937         999,866
      Service Class.........................................          1,461              --
                                                              -------------   -------------
                                                                125,925,038     131,096,439
    Cost of shares redeemed:
      No-Load Class.........................................   (117,287,648)   (128,906,405)
      Service Class.........................................        (16,449)             --
      L Class...............................................           (102)             --
                                                              -------------   -------------
      Increase in net assets derived from capital share
       transactions.........................................      8,620,839       2,190,034
                                                              -------------   -------------
      Net increase in net assets............................     53,165,708       3,164,765
NET ASSETS:
  Beginning of year.........................................    111,269,539     108,104,774
                                                              -------------   -------------
  End of year...............................................  $ 164,435,247   $ 111,269,539
                                                              =============   =============
  Accumulated undistributed net investment income at end of
    year....................................................  $     216,019   $   1,011,260
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                             NO-LOAD CLASS
                                         -------------------------------------------------------------------------------------
                                         YEAR ENDED OCTOBER 31        JANUARY 1, 2001             YEAR ENDED DECEMBER 31
                                         ----------------------           THROUGH           ----------------------------------
                                           2003          2002        OCTOBER 31, 2001*        2000         1999         1998
                                         --------      --------      -----------------      --------     --------     --------
Net asset value at beginning of
 period...............................   $  11.58      $  11.04          $  10.65           $  11.76     $  11.93     $  14.19
                                         --------      --------          --------           --------     --------     --------
Net investment income (loss)..........       0.07(d)       0.15              0.08              (0.00)(a)     0.01        (0.00)(a)
Net realized and unrealized gain
 (loss) on investments................       4.74          0.50              0.31              (1.11)        0.35         0.42
                                         --------      --------          --------           --------     --------     --------
Total from investment operations......       4.81          0.65              0.39              (1.11)        0.36         0.42
                                         --------      --------          --------           --------     --------     --------
Less dividends and distributions:
From net investment income............      (0.13)        (0.11)              --                 --         (0.01)         --
From net realized gain on
 investments..........................        --            --                --                 --         (0.52)       (2.68)
                                         --------      --------          --------           --------     --------     --------
Total dividends and distributions.....      (0.13)        (0.11)              --                 --         (0.53)       (2.68)
                                         --------      --------          --------           --------     --------     --------
Net asset value at end of period......   $  16.26      $  11.58          $  11.04           $  10.65     $  11.76     $  11.93
                                         ========      ========          ========           ========     ========     ========
Total investment return...............      42.04%         5.84%             3.66%(b)          (9.44%)       3.05%        3.40%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income (loss).........       0.53%         1.08%             0.70%++           (0.00%)+      0.05%       (0.00%)+
 Net expenses.........................       1.27%#        1.26%#            1.23%++#(c)        1.21%#       1.18%#       1.14%#
 Expenses (before reimbursement)......       1.34%#        1.27%#            1.23%++#(c)        1.21%#       1.18%#       1.14%#
Portfolio turnover rate...............        135%          103%               77%               105%          56%          73%
Net assets at end of period (in
 000's)...............................   $163,362      $111,181          $108,105           $157,630     $251,229     $201,492

------------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
 +   Less than 0.01% of average net assets.
++   Annualized.
 #   Includes transfer agent fees paid indirectly which amounted to 0.08%, 0.07% and 0.08% of average net assets for the
     years ended October 31, 2003 and October 31, 2002 and the
     ten months ended October 31, 2001, respectively, and
     custodian fees and other expenses paid indirectly which
     amounted to 0.02% of average net assets for the year ended
     December 31, 2000 and less than 0.01% of average net assets for the other years indicated.
(a)  Less than one cent per share.
(b)  Total return is not annualized.
(c)  Restated.
(d)  Per share data based on average shares outstanding during the period.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                SERVICE CLASS                     L CLASS
     ------------------------------------   -------------------
                          JULY 1, 2002**    DECEMBER 30, 2002**
        YEAR ENDED           THROUGH              THROUGH
     OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003
     -----------------   ----------------   -------------------
         $  11.58            $  13.91            $  11.46
         --------            --------            --------
             0.04(d)             0.00(a)            (0.05)(d)
             4.75               (2.33)               4.74
         --------            --------            --------
             4.79               (2.33)               4.69
         --------            --------            --------
            (0.13)                --                  --
              --                  --                  --
         --------            --------            --------
            (0.13)                --                  --
         --------            --------            --------
         $  16.24            $  11.58            $  16.15
         ========            ========            ========
            41.80%             (16.75%)(b)          40.92%(b)
             0.28%               0.83%++            (0.47%)++
             1.52%#              1.51%++#            2.27%++#
             1.59%#              1.52%++#            2.34%++#
              135%                103%                135%
         $  1,071            $     88            $      2

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Tax-Managed Equity Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2003, the S&P 500(R) Index(1) returned 20.80% with all income and capital gains reinvested. Although this was positive news for investors who had seen negative returns in recent years, the 12-month period was not without its ups and downs.

In early November 2002, the Federal Reserve moved to support the economy by lowering the targeted federal funds rate by 50 basis points to a low 1.25%. Following this cut, the stock market advanced through the end of November. As the year came to a close, however, the market gave back its November gains as it reacted to a sluggish U.S. economy.

Large-cap stock prices rose in the first two weeks of 2003 but declined from mid-January through early March as the threat of war in Iraq intensified. As coalition troops amassed in Kuwait, the market staged a general recovery that reached an initial peak with the "shock and awe" strikes on Baghdad. After faltering briefly, the rally continued beyond the end of major combat operations in May and well into the third quarter, supported by evidence of improving corporate profitability. Still, economic indicators remained mixed. Consumer confidence was higher than expected, and the housing sector continued to post record sales. On the other hand, manufacturing remained sluggish, and the unemployment rate continued to hover above 6.0%. At the end of June, the Federal Open Market Committee lowered the targeted federal funds rate by another 25 basis points to a multidecade low of 1.0%.

In September, the U.S. equity market lost some ground, primarily because of the falling U.S. dollar, rising oil prices, and concerns about third-quarter corporate earnings. Optimism returned to the equity markets in October with the release of positive economic data, including job growth and lower initial unemployment claims. The manufacturing sector showed evidence of expansion, and according to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third-quarter, the fastest growth rate since early 1984. Toward the end of October, the Federal Open Market Committee stated its belief that "policy accommodation can be maintained for a considerable period."

PERFORMANCE REVIEW

For the 12 months ended October 31, 2003, Eclipse Tax-Managed Equity Fund returned 5.17% for No-Load Class shares and 4.74% for Service Class shares. For the same period, the Fund's L Class shares returned 4.31%, excluding all sales charges. All share classes underperformed the 17.78% return of the average Lipper(2) large-cap core fund over the same period. All share classes also underperformed the 20.80% return of the S&P 500 Index for the 12 months ended October 31, 2003.

The Fund's relative underperformance resulted from two primary factors. First, there was a flight away from quality in the U.S. equity markets during much of the Fund's fiscal year as investors embraced sectors and securities with a higher degree of risk. For the first 10 months of 2003, stocks in the S&P 500 Index that are rated low quality by Standard & Poor's outperformed the highest-quality stocks by approximately 45%. These lower-quality stocks outperformed the better-quality stocks in the Index for five consecutive months and posted their largest six-month gain since 1991.(3) As rated by Standard & Poor's, high-quality stocks are those companies with the best earnings quality, balance-sheet structures, dividend safety, and growth. Low-quality stocks, on

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
3. All the stocks in the S&P 500 Index are ranked by quality by Standard & Poor's. High-quality stocks have rankings of A+ through B. Low-quality stocks typically have rankings of B- through D. In the discussion above, those stocks referred to as low quality were rated C and D; those stocks referred to as highest quality were rated A- or better.

--------------------------------------------------------------------------------

the other hand, have poor-quality balance sheets, little if any dividend growth or safety, and high price/earnings ratios compared to their high-quality competitors. The Fund consists of stocks of the highest quality, and during the reporting period, this rare "quality effect" was particularly challenging for the Fund.

With the shift in investor sentiment toward higher-risk stocks came renewed strong performance in the information technology sector of the S&P 500 Index. As a result, the second factor negatively impacting the Fund's relative performance was its significantly underweighted position in information technology. Although the financials sector showed strong performance during the reporting period, the Fund was underweighted in the sector, which detracted from performance.

The Fund consistently applied its proprietary quantitative mathematical model to select securities and sectors throughout the reporting period.

STRONG AND WEAK PERFORMERS

Among the Fund's strongest-performing securities over the 12-month reporting period were Intel (+90.46%)(4) and Texas Instruments (+82.35%), both semiconductor manufacturers; Cisco Systems (+87.21%), a networking and communications company; and J.P. Morgan (+73.01%) and Merrill Lynch (+55.99%), both large financial-services companies. These positions and positive results were due to superior stock selection within the respective sectors.

Among the Fund's worst-performing stocks were SBC Communications (-6.55%), Viacom (-10.63%), and Verizon Communications (-11.02%), all of which are in the telecommunication services sector. Other poor performers during the reporting period included Merck (-13.91%) and Johnson & Johnson (-14.33%), both of which are in the pharmaceuticals industry.

Significant stock-specific transactions during the Fund's fiscal year involved the sale of securities that had declined in price. The Fund sought to actively harvest losses for tax-management purposes.

We sold the Fund's entire position in Altria Group on April 8, 2003, because the stock declined past the predetermined threshold set at the last rebalancing of the portfolio on December 27, 2002. Since the Fund seeks tax-efficient transactions, losses are actively harvested. Legal battles relating to tobacco lawsuits were among the reasons for the stock's decline. Consistent with the Fund's investment strategy, the loss improved the Fund's after-tax performance. We intend to repurchase the stock at an opportune time, now that the wash-sale period has passed.(5)

We sold the Fund's entire position in SBC Communications on March 5, 2003, because the stock had declined past the predetermined threshold set at the last rebalancing of the portfolio on December 27, 2002. Since the Fund actively harvests tax losses and the sale improved the Fund's after-tax performance, the sale had positive aspects for tax-conscious investors. The Fund repurchased the stock on April 8, 2003, and SBC Communications had a positive return from that date through the end of the reporting period.

During the second quarter of 2003, we removed one stock from the Fund to actively harvest tax losses for the portfolio and to eliminate a security with questionable activities. On June 9, 2003, Freddie Mac, a mortgage investment company, announced that key executives had been removed amid a general management shakeup. On June 11, the government announced that it had opened a probe into Freddie Mac's activities. Over this brief time period, Freddie Mac shares fell in price by $9.57 per share, a 15.98% decline. On June 12, our management team made the decision to remove the stock from the Fund's portfolio.



--------------------------------------------------------------------------------
4. Performance percentages reflect the price performance of the securities mentioned for the 12 months ended 10/31/03. Due to purchases and sales, the performance of Fund holdings may differ from that of the securities themselves.
5. A tax rule prohibits the use of a stock sale for immediate tax losses (or to offset gains) if an equivalent stock is purchased within 30 days before or after the date of the sale. A stock that is sold and repurchased within 30 calendar days is called a "wash sale."

--------------------------------------------------------------------------------

WEIGHTINGS AND WEIGHTING CHANGES

Because of the Fund's tax-sensitive nature, the Fund was rebalanced to the model portfolio twice over the past 12 months. The major reweightings occurred on December 27, 2002, and October 10, 2003. While the portfolio adjustments did not significantly affect the Fund's performance, they did result in several shifts in sector weightings.

The Fund increased its overweighted position in the consumer discretionary sector from 2.6% at the beginning of the fiscal year to a 7.7% weighting at the end of October. We also decreased the Fund's allocation in the financials sector from 23.7% at the start of the reporting period to 16.4% at the end of the 12 months. This change reduced the Fund's already-underweighted exposure to the financials sector relative to the S&P 500 Index.

As of October 31, 2003, the Fund was significantly underweighted in the information technology sector and in the financials sector. The Fund was significantly over-weighted in the consumer staples sector and in the health care sector.

LOOKING AHEAD

In our view, the U.S. equity market appears richly priced overall. This is especially evident to us when comparing the average price/earnings ratio of small-cap stocks to that of large-cap stocks and the average price/earnings ratio of the information technology sector with that of the energy sector. From a historical perspective, we would expect to see greater differentials than we did at the end of the Fund's fiscal year.

Over the past few months, the U.S. equity market has also seen low volatility and volume. However, we anticipate that volatility and volume will both return to normal levels in the coming months. We believe that the Fund's portfolio is well-positioned to take advantage of these changes should they occur.

Whatever the market or the economy may bring, the Fund will continue to seek to provide enhanced after-tax total return relative to the return of the S&P 500 Index.

DR. BERNARD TEW
Portfolio Manager
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                        ECLIPSE TAX-MANAGED EQUITY FUND
                              VERSUS S&P 500 INDEX



                     NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES LINE GRAPH]

                                                              ECLIPSE TAX-MANAGED EQUITY FUND             S&P 500 INDEX
                                                              -------------------------------             -------------
4/19/2002                                                       $          10,000                       $       10,000
10/31/2002                                                                  8,480                                7,948
10/31/2003                                                                  8,919                                9,601

     $10,000 INVESTED IN
ECLIPSE TAX-MANAGED EQUITY FUND
    VERSUS S&P 500 INDEX



                     SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                                       S&P 500 INDEX             ECLIPSE TAX-MANAGED EQUITY FUND
                                                                       -------------             -------------------------------
4/19/2002                                                         $        10,000                     $        10,000
10/31/2002                                                                  7,948                               8,480
10/31/2003                                                                  9,601                               8,882

      $10,000 INVESTED IN
ECLIPSE TAX-MANAGED EQUITY FUND
     VERSUS S&P 500 INDEX



                        CLASS L SHARES
[NO-LOAD CLASS SHARES LINE GRAPH]

                                                                       S&P 500 INDEX             ECLIPSE TAX-MANAGED EQUITY FUND
                                                                       -------------             -------------------------------
4/19/2002                                                          $       10,000                    $          9,900
10/31/2002                                                                  7,948                               8,346
10/31/2003                                                                  9,601                               8,706

[GRAPH LEGEND]
Source: Lipper Inc., 10/31/03

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/19/02 AND, FOR CLASS L SHARES, REFLECT THE DEDUCTION OF ALL SALES CHARGES THAT WOULD HAVE APPLIED FOR THE PERIOD OF INVESTMENT.

                                                                                     AVERAGE ANNUAL TOTAL RETURNS(1)
                        PERFORMANCE                                                       AS OF OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------
                                                                                      ONE YEAR    SINCE INCEPTION(2)
---------------------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund No-Load Class                                            5.17%            -7.18%
Eclipse Tax-Managed Equity Fund Service Class                                            4.74             -7.42
Eclipse Tax-Managed Equity Fund Class L (without sales
 charges)(3)                                                                             4.31             -8.02
Eclipse Tax-Managed Equity Fund Class L (with sales
 charges)(3)                                                                             2.28             -8.62
Average Lipper large-cap core fund(4)                                                   17.78             -4.70
S&P 500 Index(5)                                                                        20.80             -2.62

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

                                                                            TOTAL RETURN(1)
                                                                            ---------------
Six months ended October 31 2002                                                -15.20%
Year ended October 31 2003                                                        5.17

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares. Class L shares are subject to a 1% sales charge and a contingent deferred sales charge (CDSC) of 1% if redeemed within one year of purchase. Performance figures for Class L shares reflect the .75% distribution fee and .25% service fee.

2. The Fund's inception date was 4/19/02.

3. Performance figures for Class L shares, first offered to the public on 12/30/02, include the historical performance of the No-Load Class shares from the Fund's inception on 4/19/02 up to 12/30/02.

4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE TAX-MANAGED EQUITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

TAX-MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003

COMMON STOCKS (99.4%)+
                                      SHARES       VALUE
                                      ---------------------
AEROSPACE & DEFENSE (0.5%)
United Technologies Corp. ..........    2,750   $   232,897
                                                -----------
BEVERAGES (8.6%)
Anheuser-Busch Cos., Inc. ..........   18,500       911,310
Coca-Cola Co. (The).................   34,500     1,600,800
PepsiCo, Inc. ......................   27,050     1,293,531
                                                -----------
                                                  3,805,641
                                                -----------
BIOTECHNOLOGY (2.7%)
Amgen, Inc. (a).....................   19,200     1,185,792
                                                -----------
CAPITAL MARKETS (2.0%)
Goldman Sachs Group, Inc. (The).....    2,350       220,665
J.P. Morgan Chase & Co. ............    6,200       222,580
Merrill Lynch & Co., Inc. ..........    3,850       227,920
Morgan Stanley......................    4,250       233,197
                                                -----------
                                                    904,362
                                                -----------
CHEMICALS (2.1%)
E.I. du Pont de Nemours & Co. ......   22,800       921,120
                                                -----------
COMMERCIAL BANKS (10.0%)
Bank of America Corp. ..............   19,400     1,469,162
Bank One Corp. .....................    5,600       237,720
U.S. Bancorp........................   39,700     1,080,634
Wachovia Corp. .....................    5,200       238,524
Wells Fargo & Co. ..................   25,000     1,408,000
                                                -----------
                                                  4,434,040
                                                -----------
COMMUNICATIONS EQUIPMENT (0.5%)
Cisco Systems, Inc. (a).............   10,400       218,192
                                                -----------
COMPUTERS & PERIPHERALS (4.7%)
Dell, Inc. (a)......................    6,350       229,362
Hewlett-Packard Co. ................   10,600       236,486
International Business Machines
 Corp. .............................   17,750     1,588,270
                                                -----------
                                                  2,054,118
                                                -----------
CONSUMER FINANCE (0.5%)
American Express Co. ...............    4,600       215,878
                                                -----------
DIVERSIFIED FINANCIAL SERVICES (0.4%)
Citigroup, Inc. ....................    4,000       189,600
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (6.5%)
BellSouth Corp. ....................   15,250       401,227
SBC Communications, Inc. ...........   46,100     1,105,478
Verizon Communications, Inc. .......   40,050     1,345,680
                                                -----------
                                                  2,852,385
                                                -----------
FOOD & STAPLES RETAILING (5.1%)
Wal-Mart Stores, Inc. ..............   37,850     2,231,257
                                                -----------



                                      SHARES          VALUE
                                      ---------------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.3%)
Medtronic, Inc. ....................   22,500   $ 1,025,325
                                                -----------
HOUSEHOLD PRODUCTS (3.8%)
Procter & Gamble Co. (The)..........   17,000     1,670,930
                                                -----------
INDUSTRIAL CONGLOMERATES (3.1%)
3M Co. .............................   14,600     1,151,502
General Electric Co.................    6,850       198,719
                                                -----------
                                                  1,350,221
                                                -----------
INSURANCE (0.7%)
American International Group,
 Inc. ..............................    5,400       328,482
                                                -----------
MEDIA (3.3%)
Comcast Corp. Class A (a)...........    7,100       240,832
Time Warner, Inc. (a)...............   49,000       749,210
Viacom, Inc. Class B................    5,300       211,311
Walt Disney Co. (The)...............   10,800       244,512
                                                -----------
                                                  1,445,865
                                                -----------
MULTILINE RETAIL (0.5%)
Target Corp. .......................    5,650       224,531
                                                -----------
OIL & GAS (9.8%)
ChevronTexaco Corp. ................   17,100     1,270,530
ConocoPhillips......................   16,200       925,830
ExxonMobil Corp. ...................   58,800     2,150,904
                                                -----------
                                                  4,347,264
                                                -----------
PHARMACEUTICALS (22.3%)
Abbott Laboratories.................   26,900     1,146,478
Bristol-Myers Squibb Co. ...........   37,500       951,375
Johnson & Johnson...................   37,300     1,877,309
Lilly (Eli) & Co. ..................   19,450     1,295,759
Merck & Co., Inc. ..................   30,650     1,356,263
Pfizer, Inc. .......................   69,362     2,191,839
Wyeth...............................   23,600     1,041,704
                                                -----------
                                                  9,860,727
                                                -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.2%)
Intel Corp. ........................    7,550       249,528
Texas Instruments, Inc..............    9,200       266,064
                                                -----------
                                                    515,592
                                                -----------
SOFTWARE (0.9%)
Microsoft Corp. ....................    7,450       194,818
Oracle Corp. (a)....................   18,050       215,878
                                                -----------
                                                    410,696
                                                -----------
SPECIALTY RETAIL (2.2%)
Home Depot, Inc. (The)..............    6,600       244,662
Lowe's Cos., Inc. ..................   12,000       707,160
                                                -----------
                                                    951,822
                                                -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                      SHARES          VALUE
                                      ---------------------
THRIFTS & MORTGAGE FINANCE (2.7%)
Federal National Mortgage
 Association........................   16,550   $ 1,186,470
                                                -----------
TOBACCO (3.0%)
Altria Group, Inc...................   28,650     1,332,225
                                                -----------
Total Investments
 (Cost $44,696,924) (b).............     99.4%   43,895,432(c)
Cash and Other Assets,
 Less Liabilities...................      0.6       263,400
                                      -------   -----------
Net Assets..........................    100.0%  $44,158,832
                                      =======   ===========

------------
(a) Non-income producing security.
(b) The cost for federal income tax purposes is $44,726,866.
(c) At October 31, 2003 net unrealized depreciation was $831,434, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,300,110 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,131,544.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX-MANAGED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2003

ASSETS:
 Investment in securities, at value (identified
   cost $44,696,924)...............................  $43,895,432
 Cash..............................................      221,236
 Receivables:
   Dividends.......................................       83,873
 Other assets......................................       11,504
                                                     -----------
       Total assets................................   44,212,045
                                                     -----------
LIABILITIES:
 Payables:
   Manager.........................................       23,317
   Transfer agent..................................        2,198
   Directors.......................................          810
 Accrued expenses..................................       26,888
                                                     -----------
       Total liabilities...........................       53,213
                                                     -----------
 Net assets........................................  $44,158,832
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     5,000
   Service Class...................................            0(a)
   L Class.........................................            0(a)
 Additional paid-in capital........................   49,865,275
 Accumulated undistributed net investment
   income..........................................      505,822
 Accumulated net realized loss on investments......   (5,415,773)
 Net unrealized depreciation on investments........     (801,492)
                                                     -----------
 Net assets........................................  $44,158,832
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $44,156,424
                                                     ===========
 Shares of capital stock outstanding...............    5,000,018
                                                     ===========
 Net asset value per share outstanding.............  $      8.83
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $     1,268
                                                     ===========
 Shares of capital stock outstanding...............          144
                                                     ===========
 Net asset value per share outstanding.............  $      8.81
                                                     ===========
L Class
 Net assets applicable to outstanding shares.......  $     1,140
                                                     ===========
 Shares of capital stock outstanding...............          130
                                                     ===========
 Net asset value per share outstanding.............  $      8.77
 Maximum sales charge (1.00% of offering price)....         0.09
                                                     -----------
 Maximum offering price per share outstanding......  $      8.86
                                                     ===========

------------
(a) Less than one dollar.

STATEMENT OF OPERATIONS
For the year ended October 31, 2003

INVESTMENT INCOME:
 Income:
   Dividends........................................  $   964,546
   Interest.........................................          755
                                                      -----------
       Total income.................................      965,301
                                                      -----------
 Expenses:
   Manager..........................................      295,726
   Amortization of offering costs...................       61,142
   Professional.....................................       43,597
   Registration.....................................       30,493
   Transfer agent...................................       13,144
   Directors........................................       11,619
   Portfolio pricing................................        7,524
   Shareholder communication........................        6,738
   Custodian........................................        3,753
   Distribution--L Class............................            7
   Service--Service Class...........................            3
   Service--L Class.................................            2
   Miscellaneous....................................       32,012
                                                      -----------
       Total expenses before
        reimbursement...............................      505,760
   Expense reimbursement from Manager...............     (104,406)
                                                      -----------
       Net expenses.................................      401,354
                                                      -----------
 Net investment income..............................      563,947
                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss on investments...................   (2,324,037)
 Net change in unrealized depreciation on
   investments......................................    3,941,715
                                                      -----------
 Net realized and unrealized gain on investments....    1,617,678
                                                      -----------
 Net increase in net assets resulting from
   operations.......................................  $ 2,181,625
                                                      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

TAX-MANAGED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2003 and the period April 19, 2002 through October 31, 2002

                                                                 2003          2002
                                                              -----------   -----------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $   563,947   $   218,219
    Net realized loss on investments........................   (2,324,037)   (3,091,736)
    Net change in unrealized depreciation on investments....    3,941,715    (4,743,207)
                                                              -----------   -----------
    Net increase (decrease) in net assets resulting from
     operations.............................................    2,181,625    (7,616,724)
                                                              -----------   -----------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................     (408,502)          --
      Service...............................................           (2)          --
                                                              -----------   -----------
        Total dividends to shareholders.....................     (408,504)          --
                                                              -----------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................          --     50,000,250
      Service Class.........................................        1,000           250
      L Class...............................................        1,147           --
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................            2           --
      Service...............................................            2           --
                                                              -----------   -----------
                                                                    2,151    50,000,500
    Cost of shares redeemed:
      No-Load Class.........................................          (62)          --
      Service Class.........................................          (61)          --
      L Class...............................................          (93)          --
                                                              -----------   -----------
      Increase in net assets derived from capital share
       transactions.........................................        1,935    50,000,500
                                                              -----------   -----------
      Net increase in net assets............................    1,775,056    42,383,776
NET ASSETS:
  Beginning of period.......................................   42,383,776           --
                                                              -----------   -----------
  End of period.............................................  $44,158,832   $42,383,776
                                                              ===========   ===========
  Accumulated undistributed net investment income at end of
    period..................................................  $   505,822   $   289,129
                                                              ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX-MANAGED EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                       NO-LOAD CLASS                                SERVICE CLASS                     L CLASS
                            ------------------------------------         ------------------------------------   -------------------
                                                APRIL 19, 2002*                              APRIL 19, 2002*    DECEMBER 30, 2002*
                            YEAR ENDED              THROUGH              YEAR ENDED              THROUGH              THROUGH
                            OCTOBER 31,           OCTOBER 31,            OCTOBER 31,           OCTOBER 31,          OCTOBER 31,
                               2003                   2002                  2003                   2002                2003
                            -----------         ----------------         -----------         ----------------   -------------------
Net asset value at
  beginning of period.....    $  8.48               $ 10.00                $  8.48               $ 10.00              $  8.21
                              -------               -------                -------               -------              -------
Net investment income.....       0.11(a)               0.04                   0.09(a)               0.03                 0.04(a)
Net realized and
  unrealized gain (loss)
  on investments..........       0.32                 (1.56)                  0.31                 (1.55)                0.52
                              -------               -------                -------               -------              -------
Total from investment
  operations..............       0.43                 (1.52)                  0.40                 (1.52)                0.56
                              -------               -------                -------               -------              -------
Less dividends:
From net investment
  income..................      (0.08)                  --                   (0.07)                  --                   --
                              -------               -------                -------               -------              -------
Net asset value at end of
  period..................    $  8.83               $  8.48                $  8.81               $  8.48              $  8.77
                              =======               =======                =======               =======              =======
Total investment return...       5.17%               (15.20%)(b)              4.74%               (15.20%)(b)            6.82%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income...       1.33%                 0.94%+                 1.08%                 0.69%+               0.33%+
  Net expenses............       0.95%                 0.95%+                 1.20%                 1.20%+               1.95%+
  Expenses (before
    reimbursement)........       1.20%                 1.39%+                 1.45%                 1.64%+               2.20%+
Portfolio turnover rate...         45%                   35%                    45%                   35%                  45%
Net assets at end of
  period (in 000's).......    $44,156               $42,384                $     1               $     0(c)           $     1

------------
 *  Commencement of Operations.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.
(c) Less than one thousand dollars.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Value Equity Fund
--------------------------------------------------------------------------------

The equity markets enjoyed very strong performance for the 12 months ended October 2003, and the Fund participated in the market's advance. Early in this period, stocks rallied as investors found valuations more appealing and signs of a macroeconomic recovery emerged. An early November 2002 interest-rate cut by the Federal Reserve was also a positive factor.

Investor behavior was negatively influenced in the early part of calendar 2003 by the possibility of a war in Iraq and general geopolitical uncertainty. At the same time, employment and consumer-sentiment trends began to weaken and stocks surrendered most of their late calendar-2002 gains. Investors became increasingly concerned that the economy might once again shift into a recession and that corporate profit growth would not materialize.

A number of encouraging influences, however, helped turn investor sentiment decidedly positive in mid-March, and equities posted strong gains through the end of October 2003. Investors reacted favorably to progress in the war in Iraq, interest-rate policy remained accommodative, a tax cut provided fiscal stimulus, most equity valuations were reasonable, and a weakening U.S. dollar provided potential benefits for U.S. exporters and companies traditionally subject to import competition.

The equity rally appeared justified by a solid recovery in the economy and in corporate earnings. Real gross domestic product rose 1.4% in the first quarter of 2003, 3.3% in the second quarter, and according to preliminary estimates from the Bureau of Economic Analysis, 8.2% in the third quarter. Operating earnings for companies in the S&P 500(R) Index(1) grew by 6% in the second quarter of 2003 and an estimated 11% in the third quarter. Investors must now weigh these positive trends--and recent evidence that the stubbornly weak labor markets are improving--against higher stock valuations and a geopolitical landscape that remains unpredictable.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2003, Eclipse Value Equity Fund returned 21.43% for No-Load Class shares and 21.14% for Service Class shares. Both share classes outperformed the 20.70% return of the average Lipper(2) large-cap value fund over the same period. Both share classes also outperformed the 20.80% return of the S&P 500 Index but underperformed the 22.87% return of the Russell 1000(R) Value Index(3) for the 12 months ended October 31, 2003.

STRONG AND WEAK PERFORMERS

Good stock selection in the industrials sector was a major positive contributor to the Fund's performance. Shares of truck manufacturer Navistar International advanced 80%(4) as signs of a recovery in the heavy-duty truck market emerged. Investors were attracted to Navistar International's low-end valuation and significant earnings leverage in such a recovery. Electrical-components maker Cooper Industries was up 74%, helped by a cyclical recovery in the company's end-markets and strong free cash flow.

In the financials sector, FleetBoston Financial was up 82%, helped by an acquisition bid from Bank of America late in the fiscal year. The Fund's capital-markets sensitive holdings rebounded with the rally in the equity markets. Merrill Lynch led the way with a 58% gain, Citigroup gained 32%, and Goldman Sachs also advanced 32%. Washington Mutual (+27%) also added value to the Fund. The mortgage lender benefited from a strong housing market.


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
3. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. Performance percentages reflect the price performance of the securities mentioned for the 12 months ended October 31, 2003, or for the portion of the reporting period shares were held in the Fund, if shorter. Percentages do not reflect the impact of dividends received, if any. Due to purchases and sales, the performance of Fund holdings may differ from that of the securities themselves.

--------------------------------------------------------------------------------

The Fund's holdings in the semiconductors & semiconductor equipment industry performed well as demand for microprocessors rebounded while pricing held firm. We took advantage of low valuations in Advanced Micro Devices and Intel. The price of Advanced Micro Devices shares rose 148% as optimism surrounding the launch of a new high-performance chip grew. The improving semiconductor cycle also benefited Intel, which saw its stock price rise 71% from the beginning of the fiscal year through the time when we sold the Fund's entire position in October. Intel shares had reached our price target.

Shares of Apple Computer detracted from the Fund's performance. The stock fell 18% from the beginning of the fiscal year until we sold the Fund's position in mid-April. We were concerned about published reports that Apple Computer was interested in buying a large music company--reports that the company would not refute. Our concern was that a large acquisition outside the company's area of core competence would present considerable downside risk. No deal has yet been announced and Apple Computer shares have risen since the Fund sold its position.

McDonald's suffered from a series of earnings-shortfall announcements and store closings. In February, after determining that the company's fundamentals had deteriorated, we sold the Fund's entire position in the stock. McDonald's shares were down 25% from the beginning of the fiscal year through the time of our last sale.

A shifting competitive landscape continues to impact the Fund's holdings in the telecommunication services sector. Local telecommunications providers BellSouth (+4%), SBC Communications (-1%), and Verizon (-7%) underperformed and detracted from the Fund's results. Cash flow remains strong and dividend yields are high for the local incumbent carriers. We have, however, tilted the Fund's holdings in this sector to an underweighted position. It is our view that a new round of competitive pressure is likely to come from cable operators in the form of voice services.

SECTOR WEIGHTINGS

At the end of October 2003, the Fund was overweighted in the industrials, materials, and energy sectors and underweighted in the consumer discretionary, financials, telecommunication services, and utilities sectors.

LOOKING AHEAD

Steadily improving GDP and employment trends continue to be the main drivers of the stock market. Corporate earnings growth has also been steadily improving, but we believe that the assumption of continued good growth may already be embedded in most stock prices. Investors have been willing to give stocks the benefit of the doubt, but continued economic growth and positive employment trends will need to be maintained if the market is to sustain its current rally into next year. These improving economic trends are very favorable for our investment discipline, which has led us to many names that may benefit from increased economic activity. We still find many attractive stocks in the industrials, materials, and energy sectors that we believe may benefit from an improving industrial economy.

Many companies in the industrials and materials sectors have spent much of the past few years restructuring their manufacturing facilities, reducing their break-even levels, and positioning themselves for what some believe to be an inevitable economic recovery. Companies that took this bold action should experience unprecedented efficiency and profitability once overall demand rebounds. Despite this favorable outlook, many stocks in these sectors still command valuation metrics at the lower end of their historical ranges. We have taken meaningful positions in the shares of such companies and believe that they may offer excellent prospects for capital appreciation over the next 12 to 18 months.

We continue to believe that since consumer balance sheets are stretched, incremental consumer spending trends may be less encouraging when the mortgage-refinancing boom begins to wane. For these reasons, we are underweighted in many consumer discretionary and consumer lending stocks.

--------------------------------------------------------------------------------

We are also concerned that improved commercial-loan growth could be offset by very low historical net interest margins and low investment yields at many banks, and we continue to underweight the commercial banks industry. The Fund's weighting in information technology has diminished throughout the year as the sector rallied and many of the Fund's holdings reached our price targets. We will continue to use our disciplined value investing approach to seize opportunities in quality companies with value-enhancing attributes when they arise.

Whatever the markets or the economy may bring, the Fund will continue to seek maximum long-term total return from a combination of capital growth and income.

RICHARD A. ROSEN
Portfolio Manager
MacKay Shields LLC

                              $10,000 INVESTED IN
                        ECLIPSE VALUE EQUITY FUND VERSUS
                          RUSSELL 1000 VALUE INDEX AND
                                 S&P 500 INDEX



                     NO-LOAD CLASS SHARES
[NO LOAD CLASS SHARES LINE GRAPH]

                                                ECLIPSE VALUE EQUITY FUND   RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                -------------------------   ------------------------          -------------
10/31/93                                          $     10,000.00             $      10,000.00              $     10,000.00
94                                                      10,488.00                    10,076.00                    10,387.00
95                                                      12,197.00                    12,566.00                    13,133.00
96                                                      14,970.00                    15,548.00                    16,297.00
97                                                      18,497.00                    20,708.00                    21,531.00
98                                                      18,296.00                    23,779.00                    26,266.00
99                                                      19,465.00                    27,708.00                    33,008.00
00                                                      21,666.00                    29,237.00                    35,018.00
01                                                      20,087.00                    25,769.00                    26,297.00
02                                                      16,780.00                    23,187.00                    22,325.00
10/31/03                                                20,375.00                    28,491.00                    26,968.00

                              $10,000 INVESTED IN
                        ECLIPSE VALUE EQUITY FUND VERSUS
                          RUSSELL 1000 VALUE INDEX AND
                                 S&P 500 INDEX

                     SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                ECLIPSE VALUE EQUITY FUND   RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                -------------------------   ------------------------          -------------
10/31/93                                         $      10,000.00             $      10,000.00               $    10,000.00
94                                                      10,462.00                    10,076.00                    10,387.00
95                                                      12,155.00                    12,566.00                    13,133.00
96                                                      14,881.00                    15,548.00                    16,297.00
97                                                      18,348.00                    20,708.00                    21,531.00
98                                                      18,097.00                    23,779.00                    26,266.00
99                                                      19,204.00                    27,708.00                    33,008.00
00                                                      21,317.00                    29,237.00                    35,018.00
01                                                      19,710.00                    25,769.00                    26,297.00
02                                                      16,430.00                    23,187.00                    22,325.00
10/31/03                                                19,903.00                    28,491.00                    26,968.00

Source: Lipper Inc., 10/31/03

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/93.

                                                                 AVERAGE ANNUAL TOTAL RETURNS(1)
              PERFORMANCE                                             AS OF OCTOBER 31, 2003
-------------------------------------------------------------------------------------------------
                                                                 ONE YEAR   FIVE YEARS   10 YEARS
-------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund No-Load Class                            21.43%      2.18%       7.38%
Eclipse Value Equity Fund Service
 Class(2)                                                          21.14       1.92        7.13
Average Lipper large-cap value fund(3)                             20.70       2.07        8.90
S&P 500 Index(4)                                                   20.80       0.53       10.43
Russell 1000(R) Value Index(5)                                     22.87       3.68       11.04

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

YEAR ENDED                                                                TOTAL RETURN (1)
-----------                                                             -------------------
1994                                                                              1.22%
Year ended December 31 1995                                                      29.42
1996                                                                             22.41
1997                                                                             22.63
1998                                                                             -8.10
10 months ended October 31 1999                                                   7.91
2000                                                                             11.31
2001                                                                             -7.29
2002                                                                            -16.46
2003                                                                             21.43

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

2. Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 through 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

5. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE VALUE EQUITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003

COMMON STOCKS (94.7%)+
                                    SHARES        VALUE
                                  ------------------------
AEROSPACE & DEFENSE (4.6%)
Boeing Co. (The)................      63,000   $  2,424,870
Northrop Grumman Corp. .........      29,400      2,628,360
Raytheon Co. ...................     103,900      2,751,272
                                               ------------
                                                  7,804,502
                                               ------------
AUTO COMPONENTS (1.3%)
Delphi Corp. ...................     238,800      2,125,320
                                               ------------
BUILDING PRODUCTS (1.6%)
American Standard Cos., Inc.
 (a)............................      28,000      2,679,600
                                               ------------
CAPITAL MARKETS (6.5%)
Goldman Sachs Group, Inc.
 (The)..........................      52,000      4,882,800
iShares Russell 1000 Value Index
 (b)............................      62,900      3,438,114
Merrill Lynch & Co., Inc. ......      44,100      2,610,720
                                               ------------
                                                 10,931,634
                                               ------------
COMMERCIAL BANKS (9.7%)
Bank of America Corp. ..........      56,500      4,278,745
Bank One Corp. .................      52,000      2,207,400
FleetBoston Financial Corp. ....      81,316      3,284,353
PNC Financial Services Group,
 Inc. (The).....................      63,200      3,385,624
Wachovia Corp. .................      70,800      3,247,596
                                               ------------
                                                 16,403,718
                                               ------------
COMMUNICATIONS EQUIPMENT (1.2%)
Motorola, Inc. .................     152,800      2,067,384
                                               ------------
COMPUTERS & PERIPHERALS (2.0%)
International Business Machines
 Corp. .........................      38,400      3,436,032
                                               ------------
CONTAINERS & PACKAGING (2.4%)
Smurfit-Stone Container Corp.
 (a)............................     265,400      4,113,700
                                               ------------
DIVERSIFIED FINANCIAL SERVICES (3.8%)
Citigroup, Inc. ................     134,833      6,391,084
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.9%)
ALLTEL Corp. ...................      53,500      2,528,945
BellSouth Corp. ................      84,300      2,217,933
SBC Communications, Inc. .......      37,500        899,250
Verizon Communications, Inc. ...      77,000      2,587,200
                                               ------------
                                                  8,233,328
                                               ------------
ELECTRIC UTILITIES (0.6%)
FirstEnergy Corp. ..............      27,800        956,042
                                               ------------



                                    SHARES        VALUE
                                  ------------------------
ELECTRICAL EQUIPMENT (2.7%)
Cooper Industries Ltd. Class
 A..............................      85,700   $  4,533,530
                                               ------------
ENERGY EQUIPMENT & SERVICES (1.1%)
Transocean, Inc. (a)............      93,300      1,790,427
                                               ------------
FOOD & STAPLES RETAILING (5.1%)
CVS Corp. ......................     141,800      4,988,524
Kroger Co. (The) (a)............     209,700      3,667,653
                                               ------------
                                                  8,656,177
                                               ------------
FOOD PRODUCTS (1.1%)
Kraft Foods, Inc. Class A.......      63,400      1,844,940
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (1.7%)
HCA, Inc. ......................      72,700      2,780,775
                                               ------------
HOUSEHOLD PRODUCTS (0.5%)
Kimberly-Clark Corp. ...........      17,300        913,613
                                               ------------
INSURANCE (8.5%)
Allstate Corp. (The)............      93,200      3,681,400
Hartford Financial Services
 Group, Inc. (The)..............      73,500      4,035,150
Prudential Financial, Inc. .....      95,200      3,678,528
Travelers Property Casualty
 Corp. Class B..................     185,691      3,039,762
                                               ------------
                                                 14,434,840
                                               ------------
IT SERVICES (2.3%)
Computer Sciences Corp. (a).....      99,800      3,954,076
                                               ------------
MACHINERY (3.6%)
Navistar International Corp.
 (a)............................     149,700      6,052,371
                                               ------------
METALS & MINING (3.1%)
Alcoa, Inc. ....................     166,272      5,249,207
                                               ------------
MULTILINE RETAIL (0.5%)
Target Corp. ...................      21,100        838,514
                                               ------------
OIL & GAS (11.1%)
ChevronTexaco Corp. ............      63,521      4,719,610
ConocoPhillips..................      90,000      5,143,500
ExxonMobil Corp. ...............     115,700      4,232,306
Kerr-McGee Corp. ...............      60,600      2,514,900
Sunoco, Inc. ...................      48,000      2,100,480
                                               ------------
                                                 18,710,796
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)

                                    SHARES        VALUE
                                  ------------------------
PAPER & FOREST PRODUCTS (5.3%)
Bowater, Inc. ..................      63,900   $  2,609,037
International Paper Co. ........     117,500      4,623,625
MeadWestvaco Corp. .............      66,264      1,717,563
                                               ------------
                                                  8,950,225
                                               ------------
PHARMACEUTICALS (3.2%)
Bristol-Myers Squibb Co. .......      79,500      2,016,915
Merck & Co., Inc. ..............      78,300      3,464,775
                                               ------------
                                                  5,481,690
                                               ------------
ROAD & RAIL (2.1%)
Burlington Northern Santa Fe
 Corp. .........................     124,100      3,591,454
                                               ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
Advanced Micro Devices, Inc.
 (a)............................     112,200      1,705,440
                                               ------------
SPECIALTY RETAIL (1.0%)
Gap, Inc. (The).................      90,900      1,734,372
                                               ------------
THRIFTS & MORTGAGE FINANCE (2.2%)
Washington Mutual, Inc. ........      83,000      3,631,250
                                               ------------
Total Common Stocks
 (Cost $144,548,717)............                159,996,041
                                               ------------
               PURCHASED CALL OPTIONS (0.2%)
                                    NUMBER
                                      OF
                                  CONTRACTS(c)
                                  ----------
ENERGY EQUIPMENT & SERVICES (0.1%)
ENSCO International, Inc.
 Strike Price $24.00
 Expire 3/19/04 (a)(d)..........         544        205,816
                                               ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.1%)
Micron Technology, Inc.
 Strike Price $12.50
 Expire 1/17/04 (a)(d)..........         784        184,240
                                               ------------
Total Purchased Call Options
 (Cost $348,968)................                    390,056
                                               ------------
SHORT-TERM INVESTMENTS (5.4%)

                                  PRINCIPAL
                                    AMOUNT        VALUE
                                    -------------------
COMMERCIAL PAPER (5.4%)
Federal National Mortgage
 Association
 1.00%, due 11/5/03.............  $3,245,000   $  3,244,639
Morgan Stanley Dean Witter & Co.
 1.03%, due 11/7/03.............   3,000,000      2,999,485
UBS Finance Delaware LLC
 1.03%, due 11/3/03.............   2,850,000      2,849,837
                                               ------------
                                                  9,093,961
                                               ------------
Total Short-Term Investments
 (Cost $9,093,961)..............                  9,093,961
                                               ------------
Total Investments
 (Cost $153,991,646) (e)........       100.3%   169,480,058(f)
Liabilities in Excess of
 Cash & Other Assets............        (0.3)      (540,998)
                                  ----------   ------------
Net Assets......................       100.0%  $168,939,060
                                  ==========   ============

------------
(a)  Non-income producing security.
(b) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(c)  One contract relates to 100 shares.
(d)  Options can be exercised into the underlying common stock.
(e)  The cost for federal income tax purposes is $155,298,364.
(f) At October 31, 2003 net unrealized appreciation was $14,181,694, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $16,885,087 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,703,393.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

VALUE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2003

ASSETS:
 Investment in securities, at value (identified
   cost $153,991,646).............................  $169,480,058
 Cash.............................................         2,686
 Receivables:
   Dividends......................................       266,650
   Fund shares sold...............................       167,245
 Other assets.....................................         5,782
                                                    ------------
       Total assets...............................   169,922,421
                                                    ------------
LIABILITIES:
 Payables:
   Investment securities purchased................       662,577
   Fund shares redeemed...........................       131,015
   Manager........................................       100,493
   Transfer agent.................................        40,100
   Custodian......................................         3,699
   Directors......................................         1,328
 Accrued expenses.................................        44,149
                                                    ------------
       Total liabilities..........................       983,361
                                                    ------------
 Net assets.......................................  $168,939,060
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1
   billion shares authorized
   No-Load Class..................................  $     14,520
   Service Class..................................           480
 Additional paid-in capital.......................   185,710,465
 Accumulated undistributed net investment
   income.........................................     1,909,734
 Accumulated net realized loss on investments and
   option transactions............................   (34,184,551)
 Net unrealized appreciation on investments.......    15,488,412
                                                    ------------
 Net assets.......................................  $168,939,060
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $163,550,608
                                                    ============
 Shares of capital stock outstanding..............    14,520,430
                                                    ============
 Net asset value per share outstanding............  $      11.26
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $  5,388,452
                                                    ============
 Shares of capital stock outstanding..............       479,585
                                                    ============
 Net asset value per share outstanding............  $      11.24
                                                    ============

STATEMENT OF OPERATIONS
For the year ended October 31, 2003

INVESTMENT INCOME:
 Income:
   Dividends................................................  $ 3,492,403
   Interest.................................................       98,677
                                                              -----------
       Total income.........................................    3,591,080
                                                              -----------
 Expenses:
   Manager..................................................    1,323,673
   Transfer agent...........................................      227,179
   Professional.............................................       61,402
   Registration.............................................       28,578
   Custodian................................................       24,989
   Directors................................................       18,439
   Shareholder communication................................       18,030
   Service--Service Class...................................       11,870
   Miscellaneous............................................       22,670
                                                              -----------
       Total expenses before
        reimbursement.......................................    1,736,830
   Expense reimbursement from Manager.......................     (261,135)
                                                              -----------
       Net expenses.........................................    1,475,695
                                                              -----------
 Net investment income......................................    2,115,385
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND WRITTEN OPTION TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions....................................   (6,127,395)
   Written option transactions..............................      302,173
                                                              -----------
 Net realized loss on investments and written option
   transactions.............................................   (5,825,222)
                                                              -----------
 Net change in unrealized appreciation (depreciation) on:
   Security transactions....................................   34,347,289
   Written option transactions..............................      (27,897)
                                                              -----------
 Net unrealized gain on investments and written option
   transactions.............................................   34,319,392
                                                              -----------
 Net realized and unrealized gain on investments and written
   option transactions......................................   28,494,170
                                                              -----------
 Net increase in net assets resulting from operations.......  $30,609,555
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2003 and October 31, 2002

                                                                  2003           2002
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  2,115,385   $  1,637,186
    Net realized loss on investments and option
     transactions...........................................    (5,825,222)   (25,128,233)
    Net change in unrealized appreciation (depreciation) on
     investments and written option transactions............    34,319,392     (1,259,304)
                                                              ------------   ------------
    Net increase (decrease) in net assets resulting from
     operations.............................................    30,609,555    (24,750,351)
                                                              ------------   ------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................    (1,595,725)    (3,627,313)
      Service Class.........................................       (40,231)      (114,666)
    From net realized gain on investments:
      No-Load Class.........................................            --    (13,192,357)
      Service Class.........................................            --       (467,805)
                                                              ------------   ------------
        Total dividends and distributions to shareholders...    (1,635,956)   (17,402,141)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    33,010,544     63,199,165
      Service Class.........................................     1,233,322        797,968
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................     1,593,669     16,808,141
      Service Class.........................................        40,013        578,759
                                                              ------------   ------------
                                                                35,877,548     81,384,033
    Cost of shares redeemed:
      No-Load Class.........................................   (36,240,410)   (43,166,219)
      Service Class.........................................    (1,037,345)      (838,179)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (1,400,207)    37,379,635
                                                              ------------   ------------
      Net increase (decrease) in net assets.................    27,573,392     (4,772,857)
NET ASSETS:
  Beginning of year.........................................   141,365,668    146,138,525
                                                              ------------   ------------
  End of year...............................................  $168,939,060   $141,365,668
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    year....................................................  $  1,909,734   $  1,430,305
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                             NO-LOAD CLASS
                                               --------------------------------------------------------------------------
                                                                                                JANUARY 1
                                                           YEAR ENDED OCTOBER 31                 THROUGH      YEAR ENDED
                                               ---------------------------------------------   OCTOBER 31,   DECEMBER 31,
                                                 2003       2002         2001         2000        1999*          1998
                                               --------   --------     --------     --------   -----------   ------------
Net asset value at beginning of period.......  $   9.38   $  12.55     $  14.00     $  12.69    $  11.76       $  16.36
                                               --------   --------     --------     --------    --------       --------
Net investment income........................      0.14(c)     0.13(c)     0.16(c)      0.15        0.09           0.18
Net realized and unrealized gain (loss) on
 investments.................................      1.85      (1.86)       (1.15)        1.27        0.84          (1.58)
                                               --------   --------     --------     --------    --------       --------
Total from investment operations.............      1.99      (1.73)       (0.99)        1.42        0.93          (1.40)
                                               --------   --------     --------     --------    --------       --------
Less dividends and distributions:
From net investment income...................     (0.11)     (0.31)       (0.15)       (0.11)      (0.00)(a)      (0.18)
From net realized gain on investments........        --      (1.13)       (0.31)         --          --           (3.02)
                                               --------   --------     --------     --------    --------       --------
Total dividends and distributions............     (0.11)     (1.44)       (0.46)       (0.11)      (0.00)(a)      (3.20)
                                               --------   --------     --------     --------    --------       --------
Net asset value at end of period.............  $  11.26   $   9.38     $  12.55     $  14.00    $  12.69       $  11.76
                                               ========   ========     ========     ========    ========       ========
Total investment return......................     21.43%    (16.46%)      (7.29%)      11.31%       7.91%(b)      (8.10%)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income.......................      1.37%      1.12%        1.28%        1.12%       0.84%+         1.04%
 Net expenses................................      0.94%      0.94%        0.94%        0.94%       0.96%+         0.98%
 Expenses (before reimbursement).............      1.11%      1.12%        1.00%        0.94%       0.96%+         0.98%
Portfolio turnover rate......................        64%        65%          94%          96%         49%            76%
Net assets at end of period (in 000's).......  $163,551   $137,069     $140,919     $742,924    $741,300       $800,993

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.
(c) Per share data based on average shares outstanding during the period.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                     SERVICE CLASS
       --------------------------------------------------------------------------
                                                        JANUARY 1
                   YEAR ENDED OCTOBER 31                 THROUGH      YEAR ENDED
       ---------------------------------------------   OCTOBER 31,   DECEMBER 31,
         2003       2002         2001         2000        1999*          1998
       --------   --------     --------     --------   -----------   ------------
       $   9.36   $  12.52     $  13.97     $  12.66    $  11.76       $  16.35
       --------   --------     --------     --------    --------       --------
           0.11(c)     0.10(c)     0.14(c)      0.10        0.06           0.14
           1.85      (1.85)       (1.16)        1.28        0.84          (1.57)
       --------   --------     --------     --------    --------       --------
           1.96      (1.75)       (1.02)        1.38        0.90          (1.43)
       --------   --------     --------     --------    --------       --------
          (0.08)     (0.28)       (0.12)       (0.07)      (0.00)(a)      (0.14)
             --      (1.13)       (0.31)         --          --           (3.02)
       --------   --------     --------     --------    --------       --------
          (0.08)     (1.41)       (0.43)       (0.07)      (0.00)(a)      (3.16)
       --------   --------     --------     --------    --------       --------
       $  11.24   $   9.36     $  12.52     $  13.97    $  12.66       $  11.76
       ========   ========     ========     ========    ========       ========
          21.14%    (16.64%)      (7.54%)      11.00%       7.65%(b)      (8.30%)

           1.12%      0.87%        1.03%        0.87%       0.59%+         0.79%
           1.19%      1.19%        1.19%        1.19%       1.21%+         1.23%
           1.36%      1.37%        1.25%        1.19%       1.21%+         1.23%
             64%        65%          94%          96%         49%            76%
       $  5,388   $  4,296     $  5,219     $  5,776    $  7,418       $  9,740

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Bond Fund
--------------------------------------------------------------------------------

When the reporting period began in November 2002, economic growth was tepid, with consumer and government spending buoying the economy, while business spending was anemic at best. In response, the Federal Reserve cut the targeted federal funds rate to 1.25% on November 6, 2002, to restore business and investor confidence and to stimulate economic growth.

During the first half of 2003, the virtual absence of three key economic drivers--business confidence, capital spending, and hiring--left consumers to pick up the slack. With interest rates falling, many homeowners moved to refinance their mortgages and the "found money" helped to prop up the economy. In June, the Federal Open Market Committee lowered the targeted federal funds rate to 1.00%, the lowest level in four decades.

In the first four months of 2003, turbulence in the Treasury market echoed conflicting viewpoints regarding the economy, geopolitical tensions, falling energy prices, a weaker dollar, and accommodative monetary and fiscal policies. As the year progressed, the Federal Reserve's concerns over the threat of deflation triggered a dramatic Treasury rally. By mid-June, 10-year notes touched an exceedingly low yield of 3.1%. Shortly thereafter, the bond market reversed course amid investor disappointment over the size of the Fed's June easing move in the face of perceived deflationary risk. Ten-year Treasuries rose to approximately 4.5% by early September, before falling slightly when mixed economic news left the outlook uncertain. October's economic data--including an unusually high advance estimate for third-quarter real gross domestic product growth--was more upbeat, and yields moved higher as the 12-month reporting period came to a close.

Aside from Treasuries, the dominant theme in the bond market was a renewed investor appetite for risk. Many investors turned risk averse in 2002 in the midst of an uncertain stock market, a sluggish economy, and a series of corporate scandals. Within this context, gloomy assessments of the durability of revenue streams led investors to reevaluate corporate-bond risk, and prices of corporate securities declined accordingly. In 2003, however, the economic picture brightened and corporate-bond prices rallied sharply, especially among lower-rated securities. Investors were drawn to the higher yields available from corporate bonds as government yields remained relatively low.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2003, Eclipse Bond Fund returned 5.69% for No-Load Class shares and 5.43% for Service Class shares. No-Load Class shares outperformed and Service Class shares underperformed the 5.66% return of the average Lipper(1) intermediate investment grade debt fund over the same period. Both share classes outperformed the 4.90% return of the Lehman Brothers Aggregate Bond Index(2) for the one year period ended October 31, 2003.

The Fund benefited from its overweighted position in the corporate-bond sector, especially its emphasis on BBB-rated(3) bonds, which generally outperformed other investment-grade sectors during the reporting period. In the corporate-bond market, we enhanced results using a three-pronged strategy. First, to avoid large concentrations in any one area, we held a well-diversified pool of issuers. Second, our emphasis on moderate-quality credits correctly tapped into the favorable risk-reward characteristics of this portion of the corporate-bond market. Third, and perhaps most important, we avoided company-specific events that hurt the creditworthiness of particular firms.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The Fund's performance was also aided by a tactical exposure to emerging-market credits.(4) Among these were certain Mexican bonds and select industrial corporate bonds, both of which we believed offered compelling risk/reward characteristics.

STRATEGIC POSITIONING

As of October 31, 2003, the Fund held an overweighted position in asset-backed securities, corporate bonds, and cash relative to the Lehman Brothers Aggregate Bond Index. At the same time, the Fund was underweighted relative to its benchmark in agencies and commercial mortgage-backed securities.

We continue to like asset-backed securities for their high credit quality and potential yield advantages relative to Treasuries. We took a special interest in auto loan/lease securitizations and obligations collateralized with solid tariffs that electric utilities are allowed to pass on to their customers.

During the reporting period, we shifted to an overweighted position in corporate bonds seeking to capitalize on the best total-return opportunities in the investment-grade universe. In the fall of 2002, we believed that corporate bonds were oversold and anticipated that they would outperform Treasuries. Our analysis was based on several emerging trends, including greater business emphasis on fiscal discipline and balance-sheet strength, slower new issuance as hiring stalled, broader use of corporate bonds as substitutes for stocks, and higher levels of investable cash.

The Fund's underweighted positions in agencies and commercial mortgage-backed securities were based on our perceptions of the relative value of these securities. By the fourth quarter of 2002, we believed that agencies had approached fair value, and we were concerned that the sector could weaken as the housing government-sponsored enterprises (Fannie Mae and Freddie Mac) came under pressure from two sources. First, Congress was calling for reforms to curb the risks of the agencies' investment portfolios; and second, accounting irregularities at Freddie Mac raised questions about earnings quality. We reduced the Fund's exposure in the commercial mortgage-backed securities market, since we believed that investors were not being properly compensated to bear the risk of a potential downturn in commercial real estate.

The Fund's duration was typically set to match the duration of its benchmark. On several occasions, however, we tactically repositioned the Fund's duration to take advantage of interest-rate trends. These tilts normally shortened or lengthened the Fund's duration within a range of 5% short or long relative to the benchmark.

LOOKING AHEAD

We plan to remain underweighted in sectors that we feel are fully valued, such as agencies and commercial mortgage-backed securities, where narrow spreads to Treasuries leave little room for improvement. At the same time, we will seek to strengthen portfolio yield with commitments to securitized obligations. Corporate bonds remain attractive as the economy improves and as investors continue to seek higher yields. We will also continue to seek potential opportunities in the mortgage-backed securities market, such as mortgages with 5.5% to 6.0% coupons, where prepayments should slow markedly as interest rates rise.

Given the uncertainties that remain in the economy, it is understandable that Treasuries have not found a trading range and appear to be at an inflection point in terms of yield. Against this background, we believe we may continue to find opportunities for the Fund in tactical duration rebalancing.

Whatever the markets or the economy may bring, the Fund will continue to seek to maximize total return, consistent with liquidity, low risk to principal, and investment in debt securities.

GARY GOODENOUGH
CHRISTOPHER HARMS
Portfolio Managers
MacKay Shields LLC

--------------------------------------------------------------------------------
4. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

$10,000 INVESTED IN ECLIPSE BOND FUND VERSUS LEHMAN BROTHERS AGGREGATE BOND
INDEX


                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES LINE GRAPH]

                                                                                                  LEHMAN BROTHERS AGGREGATE BOND
                                                                     ECLIPSE BOND FUND                        INDEX
                                                                     -----------------            ------------------------------
10/31/93                                                           $       10,000                     $        10,000
94                                                                          9,572                               9,633
95                                                                         10,989                              11,140
96                                                                         11,560                              11,792
97                                                                         12,480                              12,840
98                                                                         13,569                              14,039
99                                                                         13,427                              14,114
00                                                                         14,260                              15,144
01                                                                         16,265                              17,349
02                                                                         16,545                              18,370
10/31/03                                                                   17,487                              19,271

Source: Lipper Inc., 10/31/03
 THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/93.

$10,000 INVESTED IN ECLIPSE BOND FUND VERSUS LEHMAN BROTHERS AGGREGATE BOND
INDEX

                              SERVICE CLASS SHARES

[SERVICE CLASS SHARES LINE GRAPH]

                                                                                                  LEHMAN BROTHERS AGGREGATE BOND
                                                                     ECLIPSE BOND FUND                        INDEX
                                                                     -----------------            ------------------------------
10/31/93                                                             $     10,000                   $          10,000
94                                                                          9,546                               9,633
95                                                                         10,933                              11,140
96                                                                         11,469                              11,792
97                                                                         12,350                              12,840
98                                                                         13,386                              14,039
99                                                                         13,215                              14,114
00                                                                         14,003                              15,144
01                                                                         15,945                              17,349
02                                                                         16,195                              18,370
10/31/03                                                                   17,074                              19,271

                                                                             AVERAGE ANNUAL TOTAL RETURNS(1)
                     PERFORMANCE                                                  AS OF OCTOBER 31, 2003
-------------------------------------------------------------------------------------------------------------
                                                                             ONE YEAR   FIVE YEARS   10 YEARS
-------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund No-Load Class                                                5.69%       5.20%       5.75%
Eclipse Bond Fund Service Class(2)                                             5.43        4.99        5.50
Average Lipper intermediate investment grade debt
 fund(3)                                                                       5.66        5.74        5.98
Lehman Brothers Aggregate Bond Index(4)                                        4.90        6.54        6.78

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                                                                         TOTAL RETURN (1)
                                                                         ----------------
Year ended December 31, 1994                                                     -3.31%
Year ended December 31, 1995                                                     17.88
Year ended December 31, 1996                                                      2.80
Year ended December 31, 1997                                                      8.57
Year ended December 31, 1998                                                      7.93
10 months ended October 31, 1999                                                 -1.61
Year ended October 31, 2000                                                       6.21
Year ended October 31, 2001                                                      14.06
Year ended October 31, 2002                                                       1.73
Year ended October 31, 2003                                                       5.69

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

2. Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 through 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4. The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003

LONG-TERM INVESTMENTS (95.7%)+
ASSET-BACKED SECURITIES (4.8%)
                                 PRINCIPAL
                                   AMOUNT         VALUE
                                 --------------------------
CONSUMER FINANCE (2.2%)
BMW Vehicle Owner Trust Series
 2003-A Class A3
 1.94%, due 2/25/07............  $  670,000    $    670,915
Consumer Funding LLC
 Series 2001-1 Class A6
 5.76%, due 10/20/16...........   1,175,000       1,229,657
Volkswagen Auto Loan Enhanced
 Trust
 Series 2003-2 Class A3
 2.27%, due 10/22/07...........   1,180,000       1,180,519
                                               ------------
                                                  3,081,091
                                               ------------
CONSUMER LOANS (0.4%)
Atlantic City Electric
 Transition Funding LLC
 Series 2002-1 Class A4
 5.55%, due 10/20/23...........     550,000         551,817
                                               ------------
DIVERSIFIED FINANCIAL SERVICES (1.1%)
Capital One Master Trust
 Series 2001-5 Class A
 5.30%, due 6/15/09............     370,000         393,963
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05............   1,094,576       1,102,154
                                               ------------
                                                  1,496,117
                                               ------------
MULTI-UTILITIES & UNREGULATED POWER (0.8%)
Public Service of New Hampshire
 Funding LLC
 Series 2002-1 Class A
 4.58%, due 2/1/08.............   1,063,333       1,114,384
                                               ------------
THRIFTS & MORTGAGE FINANCE (0.3%)
Vanderbilt Mortgage Finance
 Series 1999-B Class 1A4
 6.545%, due 4/7/18............     350,000         364,308
                                               ------------
Total Asset-Backed Securities
 (Cost $6,428,858).............                   6,607,717
                                               ------------
CORPORATE BONDS (23.5%)

AEROSPACE & DEFENSE (0.3%)
General Dynamics Corp.
 4.50%, due 8/15/10............     480,000         486,600
                                               ------------
AUTOMOBILES (0.9%)
DaimlerChrysler NA Holdings
 6.50%, due 11/15/13...........     670,000         676,358
General Motors Corp.
 8.375%, due 7/15/33...........     485,000         511,704
                                               ------------
                                                  1,188,062
                                               ------------
BEVERAGES (0.7%)
Anheuser-Busch Cos., Inc.
 4.95%, due 1/15/14............     250,000         250,994
Miller Brewing Co.
 4.25%, due 8/15/08 (a)........     665,000         671,552
                                               ------------
                                                    922,546
                                               ------------

                                  PRINCIPAL
                                     AMOUNT           VALUE
                                 -------------------------

ASSET-BACKED SECURITIES (4.8%)
BUILDING PRODUCTS (0.7%)
Masco Corp.
 6.50%, due 8/15/32............  $  550,000    $    569,690
 6.75%, due 3/15/06............     355,000         388,626
                                               ------------
                                                    958,316
                                               ------------
CAPITAL MARKETS (2.4%)
Bear Stearns Cos., Inc. (The)
 4.00%, due 1/31/08............     370,000         375,921
Goldman Sachs Group, Inc. (The)
 4.75%, due 7/15/13............     350,000         337,979
 5.25%, due 10/15/13...........   2,170,000       2,174,101
Morgan Stanley Dean Witter &
 Co.
 3.625%, due 4/1/08............     520,000         518,288
                                               ------------
                                                  3,406,289
                                               ------------
COMMERCIAL BANKS (1.9%)
Bank of America Corp.
 5.125%, due 11/15/14..........     865,000         863,512
BankBoston N.A.
 7.00%, due 9/15/07............     385,000         434,225
FleetBoston Financial Corp.
 3.85%, due 2/15/08............     340,000         344,155
PNC Funding Corp.
 5.25%, due 11/15/15...........     745,000         740,229
Wells Fargo Co.
 5.00%, due 11/15/14...........     210,000         208,569
                                               ------------
                                                  2,590,690
                                               ------------
COMPUTERS & PERIPHERALS (0.6%)
International Business Machines
 Corp.
 8.375%, due 11/1/19...........     660,000         859,260
                                               ------------
CONSTRUCTION MATERIALS (0.4%)
CRH America, Inc.
 5.30%, due 10/15/13...........     585,000         589,447
                                               ------------
CONSUMER FINANCE (2.2%)
Capital One Bank
 4.875%, due 5/15/08...........     495,000         507,596
 5.75%, due 9/15/10............     285,000         298,925
Ford Motor Credit Co.
 7.00%, due 10/1/13 (c)........     945,000         928,976
General Motors Acceptance Corp.
 6.875%, due 8/28/12...........     375,000         384,402
Household Finance Corp.
 6.75%, due 5/15/11............     270,000         302,153
John Deere Capital Corp.
 3.90%, due 1/15/08............     280,000         283,487
MBNA Corp.
 6.25%, due 1/17/07............     370,000         400,995
                                               ------------
                                                  3,106,534
                                               ------------
CONTAINERS & PACKAGING (0.4%)
Rock-Tenn Co.
 8.20%, due 8/15/11............     260,000         305,594
Sealed Air Corp.
 8.75%, due 7/1/08 (a).........     225,000         264,947
                                               ------------
                                                    570,541
                                               ------------

------------

+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                     AMOUNT           VALUE
                                 -------------------------
DIVERSIFIED FINANCIAL SERVICES (0.7%)
Citigroup, Inc.
 4.875%, due 5/7/15............  $  240,000    $    232,562
J Paul Getty Trust
 5.875%, due 10/1/33...........     365,000         358,519
NiSource Finance Corp.
 5.40%, due 7/15/14............     370,000         369,957
                                               ------------
                                                    961,038
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
Citizens Communications Co.
 9.00%, due 8/15/31............     935,000       1,209,385
 9.25%, due 5/15/11............     240,000         299,550
Intelsat, Ltd.
 6.50%, due 11/1/13 (a)........     265,000         270,342
                                               ------------
                                                  1,779,277
                                               ------------
ELECTRIC UTILITIES (0.3%)
CenterPoint Energy, Inc.
 7.25%, due 9/1/10 (a).........     395,000         423,283
                                               ------------
ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric Co.
 6.00%, due 8/15/32............     275,000         277,612
                                               ------------
ENERGY EQUIPMENT & SERVICES (0.4%)
Entergy-Koch, LP
 3.65%, due 8/20/06 (a)........     585,000         588,965
                                               ------------
FOOD & STAPLES RETAILING (1.0%)
Fred Meyer, Inc.
 7.375%, due 3/1/05............     530,000         566,103
Safeway, Inc.
 4.125%, due 11/1/08...........     280,000         279,049
Wal-Mart Stores, Inc.
 4.55%, due 5/1/13.............     560,000         550,052
                                               ------------
                                                  1,395,204
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (1.0%)
Highmark, Inc.
 6.80%, due 8/15/13 (a)........   1,010,000       1,079,095
Medco Health Solutions, Inc.
 7.25%, due 8/15/13............     265,000         281,938
                                               ------------
                                                  1,361,033
                                               ------------
INSURANCE (0.5%)
Fund American Cos., Inc.
 5.875%, due 5/15/13...........     680,000         679,174
                                               ------------
MACHINERY (0.5%)
Deere & Co.
 7.85%, due 5/15/10............     560,000         674,386
                                               ------------
MEDIA (3.1%)
Comcast Cable Communications,
 Inc.
 8.875%, due 5/1/17............     210,000         265,720
Liberty Media Corp.
 3.50%, due 9/25/06............     200,000         197,517
Tele-Communications, Inc.
 9.80%, due 2/1/12.............     765,000         993,779

                                  PRINCIPAL
                                     AMOUNT           VALUE
                                 -------------------------

MEDIA (CONTINUED)
Time Warner Entertainment Co.
 LP
 10.15%, due 5/1/12............  $1,544,000    $  2,045,480
Time Warner, Inc.
 6.875%, due 6/15/18...........     315,000         338,961
 8.05%, due 1/15/16............     360,000         421,730
                                               ------------
                                                  4,263,187
                                               ------------
MULTILINE RETAIL (1.0%)
Target Corp.
 6.35%, due 11/1/32............     915,000         958,747
 8.60%, due 1/15/12............     315,000         392,466
                                               ------------
                                                  1,351,213
                                               ------------
MULTI-UTILITIES & UNREGULATED POWER (0.9%)
PSE&G Power LLC
 6.875%, due 4/15/06...........   1,135,000       1,242,727
                                               ------------
OIL & GAS (1.1%)
Kern River Funding Corp.
 4.893%, due 4/30/18 (a).......     666,157         653,527
Tosco Corp.
 8.125%, due 2/15/30...........     735,000         922,875
                                               ------------
                                                  1,576,402
                                               ------------
PERSONAL PRODUCTS (0.2%)
Estee Lauder Cos., Inc.
 5.75%, due 10/15/33...........     315,000         307,066
                                               ------------
THRIFTS & MORTGAGE FINANCE (0.6%)
Washington Mutual, Inc.
 4.00%, due 1/15/09............     780,000         773,840
                                               ------------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31.............     255,000         306,649
                                               ------------
Total Corporate Bonds
 (Cost $32,003,288)............                  32,639,341
                                               ------------
CORPORATE BONDS-FOREIGN (3.0%)

BEVERAGES (0.5%)
CIA Brasileira de Bebidas
 10.50%, due 12/15/11..........     580,000         656,850
                                               ------------
BEVERAGES & TOBACCO (0.1%)
Coca-Cola HBC Finance BV
 5.125%, due 9/17/13 (a).......     205,000         205,066
                                               ------------
COMMERCIAL BANKS (0.1%)
HSBC Holding PLC
 5.25%, due 12/12/12...........     200,000         203,018
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Telefonos de Mexico S.A. de
 C.V.
 8.25%, due 1/26/06............     250,000         276,563
                                               ------------
ELECTRIC UTILITIES (0.2%)
Singapore Powerassets Ltd.
 5.00%, due 10/22/13 (a).......     305,000         304,047
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS-FOREIGN (CONTINUED)
                                  PRINCIPAL
                                     AMOUNT           VALUE
                                 -------------------------
METALS & MINING (1.0%)
BHP Finance USA Ltd.
 4.80%, due 4/15/13............  $  740,000    $    736,383
Corporacion Nacional del
 Cobre-Codelco, Inc.
 5.50%, due 10/15/13 (a).......     330,000         331,493
Inco Ltd.
 5.70%, due 10/15/15...........     275,000         278,537
                                               ------------
                                                  1,346,413
                                               ------------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Vodafone Group PLC
 3.95%, due 1/30/08............     535,000         541,706
 5.00%, due 12/16/13...........     700,000         689,543
                                               ------------
                                                  1,231,249
                                               ------------
Total Corporate Bonds-Foreign
 (Cost $4,141,905).............                   4,223,206
                                               ------------
FOREIGN GOVERNMENTS (0.8%)

FOREIGN GOVERNMENTS (0.8%)
Province of Quebec
 5.00%, due 7/17/09............     470,000         494,769
United Mexican States
 4.625%, due 10/8/08...........      75,000          75,188
 6.625%, due 3/3/15............     200,000         205,500
 7.50%, due 1/14/12............     240,000         268,200
                                               ------------
                                                  1,043,657
                                               ------------
Total Foreign Governments
 (Cost $978,861)...............                   1,043,657
                                               ------------

MORTGAGE-BACKED SECURITY (1.3%)

COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATION) (1.3%)
Fannie Mae Grantor Trust
 Series 2003-T1 B
 4.491%, due 11/25/12..........   1,775,000       1,757,928
                                               ------------
Total Mortgage-Backed Security
 (Cost $1,750,134).............                   1,757,928
                                               ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (61.8%)
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (3.9%)
 5.00%, due 8/1/33 (e).........   2,994,817       2,949,218
 5.50%, due 2/1/33 (e).........   2,403,813       2,425,188
                                               ------------
                                                  5,374,406
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.7%)
 4.625%, due 5/1/13 (c)........     670,000         645,058
 4.75%, due 1/2/07.............   2,365,000       2,481,396
 5.25%, due 8/1/12.............   1,005,000       1,019,663
 5.50%, due 5/2/06.............     820,000         877,301
 6.25%, due 2/1/11.............     255,000         278,908
 7.00%, due 7/15/05............   1,175,000       1,274,600
                                               ------------
                                                  6,576,926
                                               ------------

                                  PRINCIPAL
                                     AMOUNT           VALUE
                                 -------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (27.5%)
 4.00%, due 9/1/18.............  $1,485,310    $  1,447,601
 4.50%, due 7/1/18.............   2,565,086       2,564,532
 4.50%, due 11/18/18 TBA (b)...   4,160,000       4,154,800
 5.00%, due 9/1/17-10/1/33.....   2,427,455       2,424,512
 5.50%, due 1/1/17-2/1/17
   (e).........................   2,684,049       2,764,527
 5.50%, due 11/13/33-1/14/34
   TBA (b).....................   8,305,000       8,345,672
 6.00%, due 10/1/29-8/1/32
   (e).........................   4,230,374       4,352,225
 6.00%, due 11/13/33-1/14/34
   TBA (b).....................   6,890,000       7,067,011
 6.50%, due 6/1/31-10/1/31
   (e).........................   1,540,313       1,600,454
 7.00%, due 2/1/32-4/1/32
   (e).........................   2,016,525       2,123,183
 7.50%, due 8/1/31 (e).........   1,252,613       1,334,725
                                               ------------
                                                 38,179,242
                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (4.1%)
 6.00%, due 4/15/29-8/15/32....   3,531,936       3,651,054
 6.50%, due 7/15/28............     383,522         402,023
 7.50%, due 12/15/28-8/15/30
   (e).........................   1,480,295       1,584,480
                                               ------------
                                                  5,637,557
                                               ------------
UNITED STATES TREASURY BONDS (3.7%)
 5.375%, due 2/15/31...........   1,700,000       1,756,777
 6.25%, due 8/15/23............   1,585,000       1,788,821
 6.875%, due 8/15/25 (c).......   1,335,000       1,618,218
                                               ------------
                                                  5,163,816
                                               ------------
UNITED STATES TREASURY NOTES (17.9%)
 3.00%, due 2/15/08............     145,000         145,079
 4.375%, due 5/15/07 (c).......   4,135,000       4,375,024
 4.625%, due 5/15/06 (c).......   5,955,000       6,319,976
 4.875%, due 2/15/12...........   3,355,000       3,539,263
 5.75%, due 11/15/05-8/15/10
   (c).........................   5,420,000       5,858,798
 6.00%, due 8/15/09............   1,245,000       1,407,725
 6.75%, due 5/15/05 (c)........   2,990,000       3,224,060
                                               ------------
                                                 24,869,925
                                               ------------
Total U.S. Government &
 Federal Agencies
 (Cost $85,041,422)............                  85,801,872
                                               ------------
YANKEE BONDS (0.5%) (F)

INSURANCE (0.5%)
Montpelier Re Holdings Ltd.
 6.125%, due 8/15/13...........     725,000         732,386
                                               ------------
Total Yankee Bonds
 (Cost $721,564)...............                     732,386
                                               ------------
Total Long-Term Investments
 (Cost $131,066,032)...........                 132,806,107
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

SHORT-TERM INVESTMENTS (32.0%)
                                  PRINCIPAL
                                     AMOUNT           VALUE
                                 -------------------------
COMMERCIAL PAPER (9.4%)
American Express Credit Corp.
 1.02%, due 11/4/03............  $3,000,000    $  2,999,745
Bunge Asset Corp. (d)
 1.0849%, due 11/3/03..........   2,479,852       2,479,852
Morgan Stanley Dean Witter &
 Co.
 1.03%, due 11/7/03............   3,000,000       2,999,485
UBS Finance Delaware LLC
 1.00%, due 11/3/03............   4,665,000       4,664,733
                                               ------------
Total Commercial Paper
 (Cost $13,143,815)............                  13,143,815
                                               ------------
FEDERAL AGENCIES (7.4%)
Federal Home Loan Bank
 (Discount Note)
 0.95%, due 11/6/03............   4,000,000       3,999,472
Federal National Mortgage
 Association
 (Discount Note)
 1.00%, due 11/5/03............   6,220,000       6,219,309
                                               ------------
Total Federal Agencies
 (Cost $10,218,781)............                  10,218,781
                                               ------------
                                   SHARES
                                 ----------

INVESTMENT COMPANIES (4.9%)
AIM Institutional Funds Group
 (d)...........................     542,188         542,188
Merrill Lynch Premier
 Institutional Fund............   6,232,521       6,232,521
                                               ------------
Total Investment Companies
 (Cost $6,774,709).............                   6,774,709
                                               ------------
                                  PRINCIPAL
                                     AMOUNT
                                 ----------

MASTER NOTE (3.2%)
Bank of America LLC
 1.19%, due 11/3/03 (d)........  $4,477,000       4,477,000
                                               ------------
Total Master Note
 (Cost $4,477,000).............                   4,477,000
                                               ------------


                                  PRINCIPAL
                                     AMOUNT           VALUE
                                 -------------------------
REPURCHASE AGREEMENTS (7.1%)
Countrywide Securities Corp.
 1.14%, dated 10/31/03 due
 11/3/03 Proceeds at Maturity
 $6,000,190 (d) (Collateralized
 by Various Bonds with a
 Principal Amount of $7,082,786
 and a Market Value of
 $6,148,536)...................  $6,000,000    $  6,000,000
Merrill Lynch Government
 Securities, Inc. 1.06%, dated
 10/31/03 due 11/3/03 Proceeds
 at Maturity $3,806,121 (d)
 (Collateralized by Various
 Bonds with a Principal Amount
 of $3,808,630 and a Market
 Value of $3,949,209)..........   3,806,000       3,806,000
                                               ------------
Total Repurchase Agreements
 (Cost $9,806,000).............                   9,806,000
                                               ------------
Total Short-Term Investments
 (Cost $44,420,305)............                  44,420,305
                                               ------------
Total Investments
 (Cost $175,486,337) (g).......       127.7%    177,226,412(h)
Liabilities in Excess of
 Cash and Other Assets.........       (27.7)    (38,428,179)
                                 ----------    ------------
Net Assets.....................       100.0%   $138,798,233
                                 ==========    ============

------------
(a) May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2003 is $19,567,483.
(c) Represents securities out on loan or a portion which is out on loan. (See
    Note 2(M))
(d) Represents security or a portion thereof, purchased with cash collateral received for securities on loan.
(e) Segregated or partially segregated as collateral for TBAs.
(f) Yankee bond--dollar-denominated bond issued in the United States by foreign banks and corporations.
(g) The cost for federal income tax purposes is $175,571,684.
(h) At October 31, 2003 net unrealized appreciation was $1,654,728, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,217,053 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $562,325.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2003

ASSETS:
 Investment in securities, at value (identified
   cost $175,486,337)--including $16,472,859
   market value of securities loaned..............  $177,226,412
 Cash.............................................         6,209
 Receivables:
   Investment securities sold.....................     3,927,973
   Interest.......................................     1,396,069
   Fund shares sold...............................        59,775
 Other assets.....................................         5,660
                                                    ------------
       Total assets...............................   182,622,098
                                                    ------------
LIABILITIES:
 Securities lending collateral....................    17,305,040
 Payables:
   Investment securities purchased................    26,348,709
   Manager........................................        75,405
   Fund shares redeemed...........................        29,023
   Transfer agent.................................         5,920
   Custodian......................................         4,209
   Directors......................................         1,214
 Accrued expenses.................................        54,264
 Dividend payable.................................            81
                                                    ------------
       Total liabilities..........................    43,823,865
                                                    ------------
 Net assets.......................................  $138,798,233
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $     13,534
   Service Class..................................           587
 Additional paid-in capital.......................   147,830,863
 Accumulated undistributed net investment
   income.........................................       146,030
 Accumulated net realized loss on investments.....   (10,932,856)
 Net unrealized appreciation on investments.......     1,740,075
                                                    ------------
 Net assets.......................................  $138,798,233
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $133,040,943
                                                    ============
 Shares of capital stock outstanding..............    13,534,070
                                                    ============
 Net asset value per share outstanding............  $       9.83
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $  5,757,290
                                                    ============
 Shares of capital stock outstanding..............       586,783
                                                    ============
 Net asset value per share outstanding............  $       9.81
                                                    ============


STATEMENT OF OPERATIONS
For the year ended October 31, 2003

INVESTMENT INCOME:
 Income:
   Interest.........................................  $5,995,690
   Income from securities loaned--net...............      40,133
                                                      ----------
       Total income.................................   6,035,823
                                                      ----------
 Expenses:
   Manager..........................................   1,026,770
   Professional.....................................      60,066
   Transfer agent...................................      35,932
   Registration.....................................      27,316
   Custodian........................................      26,232
   Directors........................................      17,689
   Service--Service Class...........................      15,347
   Shareholder communication........................      15,000
   Portfolio pricing................................      13,892
   Miscellaneous....................................      15,296
                                                      ----------
       Total expenses before reimbursement..........   1,253,540
   Expense reimbursement from Manager...............    (211,423)
                                                      ----------
       Net expenses.................................   1,042,117
                                                      ----------
 Net investment income..............................   4,993,706
                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain on investments...................   2,529,860
 Net change in unrealized appreciation on
   investments......................................    (117,475)
                                                      ----------
 Net realized and unrealized gain on investments....   2,412,385
                                                      ----------
 Net increase in net assets resulting from
   operations.......................................  $7,406,091
                                                      ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2003 and October 31, 2002

                                                                  2003           2002
                                                              ------------   ------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $  4,993,706   $  5,463,007
    Net realized gain (loss) on investments.................     2,529,860       (918,572)
    Net change in unrealized appreciation on investments....      (117,475)    (2,545,889)
                                                              ------------   ------------
    Net increase in net assets resulting from operations....     7,406,091      1,998,546
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................    (4,956,086)    (9,394,597)
      Service Class.........................................      (216,223)      (377,552)
                                                              ------------   ------------
        Total dividends to shareholders.....................    (5,172,309)    (9,772,149)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    25,071,012     34,022,775
      Service Class.........................................     2,413,628      4,117,871
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................     4,950,953      8,871,376
      Service Class.........................................       214,243        339,859
                                                              ------------   ------------
                                                                32,649,836     47,351,881
    Cost of shares redeemed:
      No-Load Class.........................................   (29,935,885)   (20,951,015)
      Service Class.........................................    (2,840,675)    (3,260,860)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      (126,724)    23,140,006
                                                              ------------   ------------
      Net increase in net assets............................     2,107,058     15,366,403
NET ASSETS:
  Beginning of year.........................................   136,691,175    121,324,772
                                                              ------------   ------------
  End of year...............................................  $138,798,233   $136,691,175
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    year....................................................  $    146,030   $     72,389
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                                 NO-LOAD CLASS
                                               ----------------------------------------------------------------------------------
                                                                                                        JANUARY 1
                                                               YEAR ENDED OCTOBER 31                     THROUGH      YEAR ENDED
                                               -----------------------------------------------------   OCTOBER 31,   DECEMBER 31,
                                                 2003           2002           2001           2000        1999*          1998
                                               --------       --------       --------       --------   -----------   ------------
Net asset value at beginning of period.......  $   9.66       $  10.32       $   9.75       $   9.75    $   9.91       $   9.71
                                               --------       --------       --------       --------    --------       --------
Net investment income........................      0.36(c)        0.45(c)        0.55(c)(d)     0.57        0.47           0.57
Net realized and unrealized gain (loss) on
 investments.................................      0.18          (0.30)          0.76(d)       (0.01)      (0.63)          0.20
                                               --------       --------       --------       --------    --------       --------
Total from investment operations.............      0.54           0.15           1.31           0.56       (0.16)          0.77
                                               --------       --------       --------       --------    --------       --------
Less dividends:
From net investment income...................     (0.37)         (0.81)         (0.74)         (0.56)      (0.00)(b)      (0.57)
                                               --------       --------       --------       --------    --------       --------
Net asset value at end of period.............  $   9.83       $   9.66       $  10.32       $   9.75    $   9.75       $   9.91
                                               ========       ========       ========       ========    ========       ========
Total investment return......................      5.69%          1.73%         14.06%          6.21%      (1.61%)(a)       7.93%
Ratios (to average net assets)/ Supplemental
 Data:
 Net investment income.......................      3.66%          4.62%          5.53%(d)       6.05%       5.55%+         5.57%
 Net expenses................................      0.75%          0.75%          0.75%          0.75%       0.75%+         0.75%
 Expenses (before reimbursement).............      0.90%          0.91%          0.88%          0.83%       0.85%+         0.86%
Portfolio turnover rate......................       153%           159%           257%           361%        245%           335%
Net assets at end of period (in 000's).......  $133,041       $130,813       $116,344       $193,466    $174,521       $182,402

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.
(c) Per share data based on average shares outstanding during the period.
(d) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.02)      ($0.02)
Increase net realized and unrealized gains and losses.......    0.02         0.02
Decrease ratio of net investment income.....................   (0.21%)      (0.21%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                   SERVICE CLASS
    ----------------------------------------------------------------------------
                                                       JANUARY 1
                 YEAR ENDED OCTOBER 31                  THROUGH      YEAR ENDED
    -----------------------------------------------   OCTOBER 31,   DECEMBER 31,
      2003        2002        2001           2000        1999*          1998
    --------    --------    --------       --------   -----------   ------------
    $   9.64    $  10.28    $   9.70       $   9.69    $   9.88       $   9.68
    --------    --------    --------       --------    --------       --------
        0.34(c)     0.42(c)     0.53(c)(d)     0.55        0.47           0.54
        0.18       (0.28)       0.76(d)       (0.01)      (0.66)          0.20
    --------    --------    --------       --------    --------       --------
        0.52        0.14        1.29           0.54       (0.19)          0.74
    --------    --------    --------       --------    --------       --------
       (0.35)      (0.78)      (0.71)         (0.53)      (0.00)(b)      (0.54)
    --------    --------    --------       --------    --------       --------
    $   9.81    $   9.64    $  10.28       $   9.70    $   9.69       $   9.88
    ========    ========    ========       ========    ========       ========
        5.43%       1.57%      13.87%          5.96%      (1.92%)(a)       7.73%

        3.41%       4.37%       5.28%(d)       5.80%       5.30%+         5.32%
        1.00%       1.00%       1.00%          1.00%       1.00%+         1.00%
        1.15%       1.16%       1.13%          1.08%       1.10%+         1.11%
         153%        159%        257%           361%        245%           335%
    $  5,757    $  5,879    $  4,981       $  3,181    $  3,742       $  4,290

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Core Bond Plus Fund
--------------------------------------------------------------------------------

When the reporting period began in November 2002, economic growth was tepid, with consumer and government spending buoying the economy, while business spending was anemic at best. In response, the Federal Reserve cut the targeted federal funds rate to 1.25% on November 6, 2002, to restore business and investor confidence and to stimulate economic growth.

During the first half of 2003, the virtual absence of three key economic drivers--business confidence, capital spending, and hiring--left consumers to pick up the slack. With interest rates falling, many homeowners moved to refinance their mortgages and the "found money" helped to prop up the economy. In June, the Federal Open Market Committee lowered the targeted federal funds rate to 1.00%, the lowest level in four decades.

In the first four months of 2003, turbulence in the Treasury market echoed conflicting viewpoints regarding the economy, geopolitical tensions, falling energy prices, a weaker dollar, and accommodative monetary and fiscal policies. As the year progressed, the Federal Reserve's concerns over the threat of deflation triggered a dramatic Treasury rally. By mid-June, 10-year notes touched an exceedingly low yield of 3.1%. Shortly thereafter, the bond market reversed course amid investor disappointment over the size of the Fed's June easing move in the face of perceived deflationary risk. Ten-year Treasuries rose to approximately 4.5% by early September, before falling slightly when mixed economic news left the outlook uncertain. October's economic data--including an unusually high advance estimate for third-quarter real gross domestic product growth--was more upbeat, and yields moved higher as the 12-month reporting period came to a close.

Aside from Treasuries, the dominant theme in the bond market was a renewed investor appetite for risk. Many investors turned risk averse in 2002 in the midst of an uncertain stock market, a sluggish economy, and a series of corporate scandals. In this context, gloomy assessments of the durability of revenue streams led investors to reevaluate corporate-bond risk, and prices of corporate securities declined accordingly. In 2003, however, the economic picture brightened and corporate-bond prices rallied sharply, especially among lower-rated securities. Investors were drawn to the higher yields available from corporate bonds as government yields remained relatively low.

PERFORMANCE REVIEW

For the one-year period ended October 31, 2003, Eclipse Core Bond Plus Fund No-Load Class shares returned 10.71%. The Fund outperformed the 7.28% return of the average Lipper(1) general bond fund over the same period. The Fund also outperformed the 4.90% return of the Lehman Brothers Aggregate Bond Index(2) for the one-year period ended October 31, 2003.

The Fund benefited from its overweighted position in the corporate bond sector, and especially from its emphasis on securities rated BBB(3) and below. In the corporate-bond market, we enhanced results using a three-

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities; these securities may also be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available trading information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers indices: the Government
   Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

pronged strategy. First, to avoid large concentrations in any one area, we held a well-diversified pool of issuers. Second, our emphasis on moderate- and lower-quality credits correctly tapped into the favorable risk-reward characteristics of this portion of the corporate-bond market. Third, and perhaps most important, we avoided company-specific events that hurt the creditworthiness of particular firms.

The Fund's performance was also aided by its overweighted position in international bonds. Investors were attracted to non-dollar denominated bonds due in part to their superior yields relative to U.S. Treasuries. We believed that international bond prices would rise if foreign central banks lowered interest rates as the U.S. Federal Reserve was doing, and our assessment proved true. The Fund's tactical exposure to emerging-market debt was also beneficial. In particular, our holdings in select Mexican and Russian bonds, as well as industrial corporate bonds from Brazil and Russia strengthened the Fund's return.

STRATEGIC POSITIONING

As of October 31, 2003, the Fund was overweighted relative to the Lehman Brothers Aggregate Bond Index in asset-backed securities, high-yield corporate bonds, foreign bonds, and cash. At the same time, the Fund was underweighted relative to its benchmark in agencies, mortgage-backed securities, Treasuries, and investment-grade corporate bonds.

We continue to like asset-backed securities for their high credit quality and potential yield advantages relative to Treasuries. We took a special interest in auto loan/lease securitizations and obligations collateralized with solid tariffs that electric utilities are allowed to pass on to their customers.

During the reporting period, we shifted to an overweighted position in high-yield corporate bonds to capitalize on the best total return opportunities in the corporate-bond universe. In the fall of 2002, we believed that high-yield corporate bonds were oversold and anticipated that they would outperform Treasuries. Our analysis was based on several emerging trends, including greater business emphasis on fiscal discipline and balance-sheet strength, slower new issuance as hiring stalled, broader use of corporate bonds as substitutes for stocks, and higher levels of investable cash. The Fund's overweighted position in foreign bonds reflected their yield premium relative to Treasuries and their capital appreciation potential.

The Fund's underweighted positions in agencies and commercial mortgage-backed securities were based on our perceptions of the relative value of these securities. By the fourth quarter of 2002, we believed that agencies had approached fair value, and we were concerned that the sector could weaken as the housing government-sponsored enterprises (Fannie Mae and Freddie Mac) came under pressure from two sources. First, Congress was calling for reforms to curb the risks of the agencies' investment portfolios; and second, accounting irregularities at Freddie Mac raised questions about earnings quality. We reduced the Fund's exposure in the mortgage-backed securities market, since we believed that investors were not being properly compensated to bear the risk of a potential downturn in commercial real estate. The Fund's underweighted positions in Treasuries and investment-grade corporate bonds reflected our belief that better return potential was available from other sectors.

The Fund's duration was typically set to match the duration of its benchmark. On several occasions, however, we tactically repositioned the Fund's duration to take advantage of interest-rate trends. These tilts normally shortened or lengthened the Fund's duration within a range of 5% short or long relative to the benchmark.

LOOKING AHEAD

We plan to remain underweighted in sectors that we feel are fully valued, such as agencies and commercial mortgage-backed securities, where narrow spreads to Treasuries leave little room for improvement. At the same time, we will seek to strengthen portfolio yield with commitments to securitized obligations. Corporate bonds remain attractive as the economy improves and as investors continue to seek higher yields. We will also continue to seek potential opportunities in the mortgage-backed securities market, such as mortgages with 5.5% to 6.0% coupons, where prepayments should slow markedly as interest rates rise.

Given the uncertainties that remain in the economy, it is understandable that Treasuries have not found a trading range and appear to be at an inflection point in terms of yield. Against this background, we believe we may continue to find opportunities for the Fund in tactical duration rebalancing.

Whatever the markets or the economy may bring, the Fund will continue to seek to maximize total return, consistent with the preservation of capital.

GARY GOODENOUGH
CHRISTOPHER HARMS
Portfolio Managers
MacKay Shields LLC

                              $10,000 INVESTED IN
                        ECLIPSE CORE BOND PLUS FUND VERSUS
                       LEHMAN BROTHERS AGGREGATE BOND INDEX


                              NO-LOAD CLASS SHARES
[CORE BOND PLUS FUND GRAPH]

                                                                                                  LEHMAN BROTHERS AGGREGATE BOND
                                                                ECLIPSE CORE BOND PLUS FUND                   INDEX
                                                                ---------------------------       ------------------------------
1/2/01                                                                   $ 10,000                            $ 10,000
10/31/01                                                                   10,795                              11,066
10/31/02                                                                   10,972                              11,718
10/31/03                                                                   12,148                              12,292

Source: Lipper Inc., 10/31/03
            THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 1/2/01.

                                                                    AVERAGE ANNUAL TOTAL RETURNS(1)
                PERFORMANCE                                              AS OF OCTOBER 31, 2003
----------------------------------------------------------------------------------------------------
                                                                     ONE YEAR     SINCE INCEPTION(2)
----------------------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund No-Load Class                              10.71%            7.11%
Average Lipper general bond fund(3)                                     7.28             5.97
Lehman Brothers Aggregate Bond Index(4)                                 4.90             7.56

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

10 months ended October 31 2001                                                   7.95
                                                                                  1.65
Year ended October 31 2003                                                       10.71

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

2. The Fund's inception date was 1/2/01.

3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4. The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE CORE BOND PLUS FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003

LONG-TERM BONDS (94.7%)+
ASSET-BACKED SECURITIES (3.2%)
                                  PRINCIPAL
                                    AMOUNT         VALUE
                                 -------------------------
AIRLINES (0.1%)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 2001-1 Class C
 7.626%, due 4/1/10............  $     30,210   $    24,966
                                                -----------
CONSUMER FINANCE (1.4%)
BMW Vehicle Owner Trust Class
 2003-A Series A3
 1.94%, due 2/25/07............       155,000       155,212
Consumers Funding LLC
 Series 2001-1 Class A6
 5.76%, due 10/20/16...........       235,000       245,931
Volkswagen Auto Loan Enhanced
 Trust
 Series 2003-2 Class A3
 2.27%, due 10/22/07...........       315,000       315,138
                                                -----------
                                                    716,281
                                                -----------
CONSUMER LOANS (0.2%)
Atlantic City Electric
 Transition Funding LLC
 Series 2002-1 Class A4
 5.55%, due 10/20/23...........       125,000       125,413
                                                -----------
DIVERSIFIED FINANCIAL SERVICES (0.6%)
Capital One Master Trust Series
 2001-5 Class A
 5.30%, due 6/15/09............        90,000        95,829
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05............       202,076       203,475
                                                -----------
                                                    299,304
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (0.7%)
AES Eastern Energy L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17.............        14,919        16,187
 Series 1999-B
 9.67%, due 1/2/29.............        55,000        59,675
Public Service of New Hampshire
 Funding LLC
 Pass-Through Certificates
 Series 2002-1 Class A
 4.58%, due 2/1/08.............       190,324       199,462
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c)........        60,000        49,200
                                                -----------
                                                    324,524
                                                -----------



                                  PRINCIPAL
                                    AMOUNT         VALUE
                                 -------------------------
THRIFTS & MORTGAGE FINANCE (0.2%)
Vanderbilt Mortgage Finance
 Series 1999-B Class 1A4
 6.545%, due 4/7/18............  $    100,000   $   104,088
                                                -----------
Total Asset-Backed Securities
 (Cost $1,570,227).............                   1,594,576
                                                -----------
CONVERTIBLE BONDS (0.5%)
COMMUNICATIONS EQUIPMENT (0.2%)
Nortel Networks Corp.
 4.25%, due 9/1/08.............        85,000        80,538
                                                -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.3%)
Kulicke & Soffa Industries,
 Inc.
 4.75%, due 12/15/06...........        40,000        38,700
LSI Logic Corp.
 4.00%, due 11/1/06............       105,000       102,113
                                                -----------
                                                    140,813
                                                -----------
Total Convertible Bonds
 (Cost $186,150)...............                     221,351
                                                -----------
CORPORATE BONDS (33.3%)

AEROSPACE & DEFENSE (0.6%)
BE Aerospace, Inc., Series B
 8.00%, due 3/1/08.............        10,000         9,100
 8.875%, due 5/1/11............        30,000        27,000
General Dynamics Corp.
 4.50%, due 8/15/10............       120,000       121,650
Sequa Corp.
 Series B
 8.875%, due 4/1/08............        55,000        60,019
 9.00%, due 8/1/09.............        60,000        66,000
                                                -----------
                                                    283,769
                                                -----------
AIRLINES (0.3%)
Delta Air Lines, Inc.
 Series C
 6.65%, due 3/15/04............        60,000        59,850
 8.30%, due 12/15/29...........        70,000        46,375
Northwest Airlines, Inc.
 8.52%, due 4/7/04.............        30,000        29,925
 9.875%, due 3/15/07...........        35,000        31,238
                                                -----------
                                                    167,388
                                                -----------
AUTO COMPONENTS (0.3%)
ArvinMeritor, Inc.
 6.625%, due 6/15/07...........        55,000        53,900
Dana Corp.
 7.00%, due 3/1/29.............        40,000        35,500
Goodyear Tire & Rubber Co.
 (The)
 6.625%, due 12/1/06...........        45,000        43,200
                                                -----------
                                                    132,600
                                                -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                    AMOUNT         VALUE
                                 --------------------------
AUTO LEASES (0.1%)
Williams Scotsman, Inc.
 10.00%, due 8/15/08 (c).......  $     55,000   $    60,500
                                                -----------
AUTOMOBILES (0.6%)
DaimlerChrysler North America
 Holdings, Inc.
 6.50%, due 11/15/13...........       180,000       181,708
General Motors Corp.
 8.375%, due 7/15/33...........       115,000       121,332
                                                -----------
                                                    303,040
                                                -----------
BEVERAGES (0.5%)
Anheuser-Busch Cos., Inc.
 4.95%, due 1/15/14............        65,000        65,259
Miller Brewing Co.
 4.25%, due 8/15/08 (c)........       160,000       161,576
                                                -----------
                                                    226,835
                                                -----------
BUILDING PRODUCTS (0.5%)
Dayton Superior Corp.
 10.75%, due 9/15/08 (c).......        30,000        31,275
Masco Corp.
 6.50%, due 8/15/32............       195,000       201,981
                                                -----------
                                                    233,256
                                                -----------
CAPITAL MARKETS (1.5%)
Bear Stearns Cos., Inc. (The)
 4.00%, due 1/31/08............        80,000        81,280
Goldman Sachs Group, Inc. (The)
 4.75%, due 7/15/13............        75,000        72,424
 5.25%, due 10/15/13...........       490,000       490,926
Morgan Stanley & Co.
 3.625%, due 4/1/08............       110,000       109,638
                                                -----------
                                                    754,268
                                                -----------
CHEMICALS (0.7%)
Equistar Chemicals L.P.
 7.55%, due 2/15/26............        40,000        31,600
 10.125%, due 9/1/08...........        10,000        10,500
 10.625%, due 5/1/11 (c).......        85,000        88,825
FMC Corp.
 10.25%, due 11/1/09...........        30,000        35,100
Lyondell Chemical Co.
 Series A
 9.50%, due 12/15/08...........        35,000        35,000
 9.625%, due 5/1/07............        20,000        20,300
Millennium America, Inc.
 7.625%, due 11/15/26..........        30,000        25,650
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10..........        30,000        29,850
Terra Capital, Inc.
 12.875%, due 10/15/08.........        60,000        69,600
                                                -----------
                                                    346,425
                                                -----------


                                  PRINCIPAL
                                    AMOUNT         VALUE
                                 --------------------------
COMMERCIAL BANKS (1.3%)
Bank of America Corp.
 5.125%, due 11/15/14..........  $    105,000   $   104,820
BankBoston N.A.
 7.00%, due 9/15/07............       135,000       152,261
FleetBoston Financial Corp.
 3.85%, due 2/15/08............       160,000       161,955
PNC Funding Corp.
 5.25%, due 11/15/15...........       200,000       198,719
                                                -----------
                                                    617,755
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Moore North America Finance,
 Inc.
 7.875%, due 1/15/11 (c).......        35,000        37,800
Protection One Alarm
 Monitoring, Inc.
 7.375%, due 8/15/05...........        40,000        33,000
                                                -----------
                                                     70,800
                                                -----------
COMMUNICATIONS EQUIPMENT (0.4%)
Avaya, Inc.
 11.125%, due 4/1/09...........        60,000        70,800
Lucent Technologies, Inc.
 5.50%, due 11/15/08...........        30,000        27,900
 6.45%, due 3/15/29............        75,000        57,938
 7.25%, due 7/15/06............        25,000        25,500
                                                -----------
                                                    182,138
                                                -----------
CONSTRUCTION & ENGINEERING (0.2%)
Shaw Group, Inc. (The)
 10.75%, due 3/15/10 (c).......        20,000        21,100
URS Corp.
 11.50%, due 9/15/09...........        50,000        56,750
                                                -----------
                                                     77,850
                                                -----------
CONSTRUCTION MATERIALS (0.3%)
CRH America, Inc.
 5.30%, due 10/15/13...........       150,000       151,140
                                                -----------
CONSUMER FINANCE (1.4%)
Capital One Bank
 4.875%, due 5/15/08...........       115,000       117,926
 5.75%, due 9/15/10............        70,000        73,420
Deere (John) Capital Corp.
 3.90%, due 1/15/08............        65,000        65,810
Ford Motor Credit Co.
 7.00%, due 10/1/13............       245,000       240,845
General Motors Acceptance Corp.
 6.875%, due 8/28/12...........        85,000        87,131
Household Finance Corp.
 6.75%, due 5/15/11............       115,000       128,695
                                                -----------
                                                    713,827
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                    AMOUNT         VALUE
                                 --------------------------
CONTAINERS & PACKAGING (0.7%)
Owens-Brockway Glass Container,
 Inc.
 7.75%, due 5/15/11............  $     45,000   $    47,475
 8.25%, due 5/15/13............        15,000        15,825
 8.875%, due 2/15/09...........        30,000        32,550
Owens-Illinois, Inc.
 7.80%, due 5/15/18............        85,000        81,600
Rock-Tenn Co.
 8.20%, due 8/15/11............        85,000        99,906
Sealed Air Corp.
 8.75%, due 7/1/08 (c).........        40,000        47,102
                                                -----------
                                                    324,458
                                                -----------
DIVERSIFIED FINANCIAL SERVICES (0.9%)
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09...........        62,411        66,780
Citigroup, Inc.
 4.875%, due 5/7/15............        55,000        53,295
ESI Tractebel Acquisition Corp.
 Series B
 7.99%, due 12/30/11...........        25,000        25,812
IPC Acquisition Corp.
 11.50%, due 12/15/09..........        45,000        47,081
J Paul Getty Trust
 Series 2003
 5.875%, due 10/1/33...........        95,000        93,313
NiSource Finance Corp.
 5.40%, due 7/15/14............        90,000        89,990
UCAR Finance, Inc.
 10.25%, due 2/15/12...........        55,000        60,913
                                                -----------
                                                    437,184
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.2%)
AT&T Corp.
 6.00%, due 11/21/06 (c).......  E     10,000        12,410
Citizens Communications Co.
 9.00%, due 8/15/31............  $    325,000       420,375
 9.25%, due 5/15/11............        50,000        62,406
Intermedia Communications, Inc.
 Series B
 8.875%, due 11/1/07 (d).......        65,000        60,287
 11.25%, due 7/15/07 (d).......        90,000        82,125
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04............       555,000       552,919
Qwest Corp.
 8.875%, due 3/15/12 (c).......        40,000        45,200
Qwest Services Corp.
 13.50%, due 12/15/10 (c)......        41,000        47,867
 14.00%, due 12/15/14 (c)......        50,000        61,000
TSI Telecommunication Services,
 Inc.
 Series B
 12.75%, due 2/1/09............        25,000        25,750


                                  PRINCIPAL
                                    AMOUNT         VALUE
                                 --------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
U.S. West Communications, Inc.
 7.50%, due 6/15/23............  $     75,000   $    72,000
 8.875%, due 6/1/31............         5,000         5,250
WorldCom, Inc.
 8.25%, due 5/15/31 (d)........       420,000       154,350
                                                -----------
                                                  1,601,939
                                                -----------
ELECTRIC UTILITIES (1.4%)
American Electric Power Co.,
 Inc. Series C
 5.375%, due 3/15/10...........       215,000       222,564
Cedar Brakes II LLC
 9.875%, due 9/1/13............        70,118        70,819
CenterPoint Energy, Inc.
 7.25%, due 9/1/10 (c).........       105,000       112,518
Mirant Americas Generation LLC
 7.20%, due 10/1/08 (d)........        25,000        20,750
 8.50%, due 10/1/21 (d)........        15,000        12,412
MSW Energy Holdings LLC
 8.50%, due 9/1/10 (c).........        40,000        42,800
Public Service Electric & Gas
 Co.
 Series C
 5.375%, due 9/1/13............       115,000       117,903
TECO Energy, Inc.
 7.00%, due 5/1/12.............        50,000        49,375
 7.20%, due 5/1/11.............        45,000        45,338
                                                -----------
                                                    694,479
                                                -----------
ELECTRICAL EQUIPMENT (0.1%)
Emerson Electric Co.
 6.00%, due 8/15/32............        65,000        65,618
                                                -----------
ENERGY EQUIPMENT & SERVICES (0.8%)
El Paso Natural Gas Co.
 7.50%, due 11/15/26...........        70,000        62,300
 Series A
 7.625%, due 8/1/10............        45,000        44,550
 8.375%, due 6/15/32...........        30,000        27,900
Entergy-Koch L.P.
 3.65%, due 8/20/06 (c)........       145,000       145,982
Grant Prideco, Inc.
 Series B
 9.625%, due 12/1/07...........        25,000        27,500
Halliburton Co.
 8.75%, due 2/15/21............        50,000        59,273
Parker Drilling Co.
 Series B
 10.125%, due 11/15/09.........        20,000        20,900
                                                -----------
                                                    388,405
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                    AMOUNT         VALUE
                                 --------------------------
FOOD & STAPLES RETAILING (0.7%)
Fred Meyer, Inc.
 7.375%, due 3/1/05............  $    125,000   $   133,515
Safeway, Inc.
 4.125%, due 11/1/08...........        75,000        74,745
Wal-Mart Stores, Inc.
 4.55%, due 5/1/13.............       130,000       127,691
                                                -----------
                                                    335,951
                                                -----------
FOOD PRODUCTS (0.1%)
Dole Food Co., Inc.
 8.75%, due 7/15/13............        20,000        21,850
Seminis, Inc.
 10.25%, due 10/1/13 (c).......        20,000        21,400
Swift & Co.
 12.50%, due 1/1/10 (c)........        15,000        17,025
                                                -----------
                                                     60,275
                                                -----------
GAS UTILITIES (0.4%)
ANR Pipeline, Inc.
 7.00%, due 6/1/25.............        10,000        10,025
 9.625%, due 11/1/21...........        60,000        67,800
Ferrellgas Partners L.P.
 8.75%, due 6/15/12............        60,000        65,400
Southern Natural Gas Co.
 7.35%, due 2/15/31............        30,000        28,350
Star Gas Partners L.P.
 10.25%, due 2/15/13...........        40,000        43,000
                                                -----------
                                                    214,575
                                                -----------
HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Apogent Technologies, Inc.
 6.50%, due 5/15/13 (c)........        35,000        36,138
dj Orthopedics LLC
 12.625%, due 6/15/09..........        55,000        61,050
Fisher Scientific
 International, Inc.
 8.125%, due 5/1/12............        75,000        80,625
                                                -----------
                                                    177,813
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (2.4%)
AmeriPath, Inc.
 10.50%, due 4/1/13............        25,000        26,375
Caremark Rx, Inc.
 7.375%, due 10/1/06...........       100,000       107,250
Express Scripts, Inc.
 9.625%, due 6/15/09...........        85,000        91,587
HCA, Inc.
 7.50%, due 11/15/95...........       135,000       125,778
 8.36%, due 4/15/24............       100,000       107,118
Highmark, Inc.
 6.80%, due 8/15/13 (c)........       265,000       283,129
Manor Care, Inc.
 8.00%, due 3/1/08.............       100,000       111,750
Medco Health Solutions, Inc.
 7.25%, due 8/15/13............        65,000        69,155
National Nephrology Associates,
 Inc.
 9.00%, due 11/1/11 (c)........        30,000        30,975


                                  PRINCIPAL
                                    AMOUNT         VALUE
                                 --------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
QuadraMed Corp.
 10.00%, due 4/1/08 (c)(e).....  $     30,546   $    26,270
Quintiles Transnational Corp.
 10.00%, due 10/1/13 (c).......        60,000        63,300
Service Corp. International
 6.50%, due 3/15/08............        30,000        30,075
 6.875%, due 10/1/07...........        20,000        20,300
 7.70%, due 4/15/09............        35,000        36,312
Tenet Healthcare Corp.
 6.875%, due 11/15/31..........        70,000        61,600
                                                -----------
                                                  1,190,974
                                                -----------
HOTELS, RESTAURANTS & LEISURE (1.1%)
Chumash Casino & Resort
 Enterprise
 9.00%, due 7/15/10 (c)........        20,000        21,900
Hilton Hotels Corp.
 7.625%, due 5/15/08...........        70,000        77,088
Jacobs Entertainment, Inc.
 11.875%, due 2/1/09...........        50,000        54,063
MGM Mirage, Inc.
 8.375%, due 2/1/11............        45,000        50,175
Park Place Entertainment Corp.
 8.125%, due 5/15/11...........        20,000        21,850
 8.875%, due 9/15/08...........        70,000        77,787
Prime Hospitality Corp.
 Series B
 8.375%, due 5/1/12............        45,000        45,900
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15..........        70,000        74,200
 7.75%, due 11/15/25...........        10,000         9,787
Station Casinos, Inc.
 8.375%, due 2/15/08...........        50,000        54,375
Vail Resorts, Inc.
 8.75%, due 5/15/09............        40,000        42,050
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09.........        35,000        36,050
                                                -----------
                                                    565,225
                                                -----------
HOUSEHOLD DURABLES (0.1%)
Foamex L.P.
 10.75%, due 4/1/09............        30,000        26,400
                                                -----------
HOUSEHOLD PRODUCTS (0.0%) (b)
Fort James Corp.
 6.625%, due 9/15/04...........        20,000        20,600
                                                -----------
INSURANCE (0.6%)
Americo Life, Inc.
 7.875%, due 5/1/13 (c)........        65,000        64,350
Crum & Forster Holding Corp.
 10.375%, due 6/15/13 (c)......        50,000        53,750
Fund American Cos., Inc.
 5.875%, due 5/15/13...........       170,000       169,793
                                                -----------
                                                    287,893
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                    AMOUNT         VALUE
                                 --------------------------
IT SERVICES (0.2%)
Unisys Corp.
 6.875%, due 3/15/10...........  $     25,000   $    26,563
 7.25%, due 1/15/05............        30,000        31,350
 8.125%, due 6/1/06............        25,000        27,375
                                                -----------
                                                     85,288
                                                -----------
MACHINERY (0.7%)
Cummins, Inc.
 6.45%, due 3/1/05.............        35,000        36,269
Deere & Co.
 7.85%, due 5/15/10............       135,000       162,575
Dresser, Inc.
 9.375%, due 4/15/11...........        25,000        25,687
JLG Industries, Inc.
 8.25%, due 5/1/08.............        45,000        47,700
Mark IV Industries, Inc.
 7.50%, due 9/1/07.............        70,000        59,500
                                                -----------
                                                    331,731
                                                -----------
MEDIA (3.3%)
Adelphia Communications Corp.
 10.25%, due 11/1/06 (d).......        25,000        20,125
 10.25%, due 6/15/11 (d).......        10,000         8,400
Comcast Cable Communications,
 Inc.
 8.875%, due 5/1/17............       160,000       202,453
FrontierVision Holdings L.P.
 11.875%, due 9/15/07 (d)......        10,000        10,012
FrontierVision Operating
 Partners L.P.
 11.00%, due 10/15/06 (d)......        55,000        56,719
Garden State Newspapers, Inc.
 Series B
 8.75%, due 10/1/09............        45,000        46,406
Hollinger International
 Publishing
 9.00%, due 12/15/10...........        55,000        58,300
Hollinger Participation Trust
 12.125%, due 11/15/10
 (c)(f)........................        25,442        29,513
Houghton Mifflin Co.
 7.20%, due 3/15/11............        35,000        36,925
Jones Intercable, Inc.
 8.875%, due 4/1/07............        40,000        42,151
Liberty Media Corp.
 3.50%, due 9/25/06............        50,000        49,379
Morris Publishing Group, Inc.
 7.00%, due 8/1/13 (c).........        50,000        51,000
Paxson Communications Corp.
 (zero coupon), due 1/15/09
 12.25%, beginning 1/15/06.....        75,000        63,000
Radio One, Inc.
 Series B
 8.875%, due 7/1/11............        40,000        44,000
Tele-Communications, Inc.
 9.80%, due 2/1/12.............        45,000        58,458


                                  PRINCIPAL
                                    AMOUNT         VALUE
                                 --------------------------
MEDIA (CONTINUED)
Time Warner Entertainment Co.
 10.15%, due 5/1/12............  $    420,000   $   556,413
Time Warner, Inc.
 6.875%, due 6/15/18...........        75,000        80,705
 8.05%, due 1/15/16............        95,000       111,290
Vertis, Inc.
 9.75%, due 4/1/09 (c).........        30,000        31,875
Young Broadcasting, Inc.
 8.50%, due 12/15/08...........        20,000        21,550
Ziff Davis Media, Inc.
 Series B
 13.00%, due 8/12/09...........        23,728        21,355
                                                -----------
                                                  1,600,029
                                                -----------
METALS & MINING (0.4%)
AK Steel Corp.
 7.75%, due 6/15/12............        55,000        37,400
Allegheny Technologies, Inc.
 8.375%, due 12/15/11..........        20,000        16,400
Commonwealth Industries, Inc.
 10.75%, due 10/1/06...........        45,000        45,450
Peabody Energy Corp.
 Series B
 6.875%, due 3/15/13...........        30,000        31,575
United States Steel LLC
 10.75%, due 8/1/08............        60,000        65,850
                                                -----------
                                                    196,675
                                                -----------
MULTILINE RETAIL (1.0%)
Target Corp.
 6.35%, due 11/1/32............       375,000       392,929
 8.60%, due 1/15/12............        75,000        93,444
                                                -----------
                                                    486,373
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (1.4%)
AES Corp. (The)
 9.00%, due 5/15/15 (c)........        75,000        80,250
Calpine Corp.
 7.625%, due 4/15/06...........        40,000        32,400
 7.875%, due 4/1/08............        50,000        35,250
 8.50%, due 7/15/10 (c)........        85,000        77,775
Consumers Energy Co.
 6.25%, due 9/15/06............        35,000        38,108
PSE&G Power LLC
 6.875%, due 4/15/06...........       260,000       284,678
Reliant Resources, Inc.
 9.25%, due 7/15/10 (c)........        15,000        13,425
Salton Sea Funding Corp.
 Series B
 7.37%, due 5/30/05............         7,393         7,541
Westar Energy, Inc.
 6.875%, due 8/1/04............        50,000        51,687
 7.125%, due 8/1/09............        50,000        51,812
                                                -----------
                                                    672,926
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                    AMOUNT         VALUE
                                 --------------------------
OIL & GAS (2.6%)
Comstock Resources, Inc.
 11.25%, due 5/1/07............  $     25,000   $    27,125
Continental Resources, Inc.
 10.25%, due 8/1/08............        20,000        19,650
Dynegy Holdings, Inc.
 9.875%, due 7/15/10 (c).......        45,000        48,375
 10.125%, due 7/15/13 (c)......        20,000        21,700
El Paso Energy Partners L.P.
 Series B
 8.50%, due 6/1/11.............       100,000       109,000
El Paso Production Holding Co.
 7.75%, due 6/1/13 (c).........        70,000        67,200
Encore Acquisition Co.
 8.375%, due 6/15/12...........        30,000        32,100
Gemstone Investors Ltd.
 7.71%, due 10/31/04 (c).......        70,000        70,087
Newfield Exploration Co.
 7.625%, due 3/1/11............         5,000         5,475
 8.375%, due 8/15/12...........         5,000         5,525
Northwest Pipeline Corp.
 7.125%, due 12/1/25...........        45,000        45,000
Plains Exploration & Production
 Co.
 Series B
 8.75%, due 7/1/12.............        30,000        32,700
Tennessee Gas Pipeline Co.
 7.00%, due 3/15/27............        45,000        45,675
 7.625%, due 4/1/37............        15,000        14,025
 8.375%, due 6/15/32...........        65,000        65,812
Tesoro Petroleum Corp.
 8.00%, due 4/15/08............        40,000        42,400
Tosco Corp.
 8.125%, due 2/15/30...........       380,000       477,133
Vintage Petroleum, Inc.
 7.875%, due 5/15/11...........        25,000        26,438
 8.25%, due 5/1/12.............        70,000        76,650
Westport Resources Corp.
 8.25%, due 11/1/11............        60,000        66,150
                                                -----------
                                                  1,298,220
                                                -----------
PAPER & FOREST PRODUCTS (0.6%)
Bowater, Inc.
 9.00%, due 8/1/09.............        45,000        48,678
Georgia-Pacific Corp.
 7.25%, due 6/1/28.............        70,000        63,700
 7.375%, due 12/1/25...........         5,000         4,563
 7.75%, due 11/15/29...........        15,000        14,175
 8.25%, due 3/1/23.............        15,000        14,700
 8.875%, due 2/1/10............        35,000        39,987
 9.375%, due 2/1/13............        20,000        23,000
Louisiana-Pacific Corp.
 10.875%, due 11/15/08.........        40,000        47,000
Pope & Talbot, Inc.
 8.375%, due 6/1/13............        35,000        34,125
                                                -----------
                                                    289,928
                                                -----------


                                  PRINCIPAL
                                    AMOUNT         VALUE
                                 --------------------------
PERSONAL PRODUCTS (0.2%)
Estee Lauder Cos., Inc.
 5.75%, due 10/15/33...........  $     80,000   $    77,985
                                                -----------
REAL ESTATE (0.5%)
CB Richard Ellis Services, Inc.
 11.25%, due 6/15/11...........        35,000        39,244
CBRE Escrow, Inc.
 9.75%, due 5/15/10 (c)........        35,000        37,800
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07............        45,000        46,125
 9.25%, due 4/15/09............        25,000        27,000
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11............        45,000        49,873
OMEGA Healthcare Investors,
 Inc.
 6.95%, due 8/1/07.............        45,000        43,425
                                                -----------
                                                    243,467
                                                -----------
SPECIALTY RETAIL (0.2%)
Gap, Inc. (The)
 6.90%, due 9/15/07............        40,000        43,500
Rent-Way, Inc.
 11.875%, due 6/15/10 (c)......        65,000        69,631
                                                -----------
                                                    113,131
                                                -----------
THRIFTS & MORTGAGE FINANCE (0.4%)
Washington Mutual, Inc.
 4.00%, due 1/15/09............       210,000       208,341
                                                -----------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31.............        45,000        54,115
                                                -----------
Total Corporate Bonds (Cost
 $15,870,313)..................                  16,371,589
                                                -----------
FOREIGN CORPORATE BONDS (3.5%)

AUSTRALIA (0.5%)
BHP Finance USA Ltd.
 4.80%, due 4/15/13............       170,000       169,169
Burns Philip Capital Property
 Ltd.
 10.75%, due 2/15/11 (c).......        50,000        52,750
                                                -----------
                                                    221,919
                                                -----------
BRAZIL (0.2%)
CIA Brasileira de Bebidas
 10.50%, due 12/15/11..........       105,000       118,912
                                                -----------
CANADA (0.6%)
Inco Ltd.
 5.70%, due 10/15/15...........        70,000        70,900
Norampac, Inc.
 6.75%, due 6/1/13 (c).........        75,000        78,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

FOREIGN CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                 --------------------------
CANADA (CONTINUED)
Norske Skog Canada Ltd.
 Series D
 8.625%, due 6/15/11...........  $     85,000   $    87,125
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06.....        45,000        38,925
Sun Media Corp.
 7.625%, due 2/15/13...........        40,000        42,800
                                                -----------
                                                    317,750
                                                -----------
CHILE (0.1%)
Empresa Nacional de Petroleo
 6.75%, due 11/15/12 (c).......        25,000        26,923
                                                -----------
FRANCE (0.5%)
Crown Euro Holdings S.A.
 9.50%, due 3/1/11.............        60,000        66,600
 10.875%, due 3/1/13...........        25,000        28,500
Vivendi Universal S.A.
 9.25%, due 4/15/10 (c)........       115,000       133,688
                                                -----------
                                                    228,788
                                                -----------
LUXEMBURG (0.1%)
Millicom International Cellular
 S.A.
 11.00%, due 6/1/06 (c)........        54,000        55,215
                                                -----------
MAURITIUS (0.0%) (B)
MEI Euro Finance Ltd.
 8.75%, due 5/22/10 (c)........        10,000        10,150
                                                -----------
MEXICO (0.2%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A. de
 C.V.
 12.50%, due 6/15/12...........        30,000        33,000
Telefonos de Mexico S.A. de
 C.V.
 8.25%, due 1/26/06............        65,000        71,906
                                                -----------
                                                    104,906
                                                -----------
NETHERLANDS (0.1%)
Coca-Cola HBC Finance B.V.
 5.125%, due 9/17/13 (c).......        55,000        55,019
                                                -----------
RUSSIA (0.0%) (B)
VimpelCom B.V.
 10.45%, due 4/26/05 (c).......        20,000        21,125
                                                -----------
SINGAPORE (0.2%)
PSA Corp. Ltd.
 7.125%, due 8/1/05 (c)........        80,000        87,019
                                                -----------
SUPRANATIONAL (0.1%)
Jafra Cosmetics International,
 Inc.
 10.75%, due 5/15/11...........        35,000        38,500
                                                -----------


                                    PRINCIPAL
                                       AMOUNT         VALUE
                                 --------------------------
SWEDEN (0.1%)
Stena AB
 9.625%, due 12/1/12...........  $     55,000   $    59,950
                                                -----------
UNITED KINGDOM (0.8%)
HSBC Holdings PLC
 Tier II
 5.25%, due 12/12/12...........        30,000        30,453
Marconi Corp. PLC
 8.00%, due 4/30/08............         4,103         4,001
 10.00%, due 10/31/08..........         1,576         1,694
Vodafone Group PLC
 3.95%, due 1/30/08............       115,000       116,441
 5.00%, due 12/16/13...........       220,000       216,713
                                                -----------
                                                    369,302
                                                -----------
Total Foreign Corporate Bonds
 (Cost $1,646,276).............                   1,715,478
                                                -----------
FOREIGN GOVERNMENT BONDS (4.0%)
AUSTRALIA (0.4%)
Australian Government Series
 808
 8.75%, due 8/15/08 (g)........  A$   270,000       215,833
                                                -----------
BELGIUM (0.5%)
Kingdom of Belgium
 Series 42
 3.00%, due 9/28/08............  E    235,000       265,485
                                                -----------
BULGARIA (0.1%)
Republic of Bulgaria
 8.25%, due 1/15/15............  $     23,000        26,163
                                                -----------
CANADA (0.4%)
Canadian Government
 5.25%, due 6/1/12 (g).........  C$    55,000        43,221
 5.75%, due 6/1/33.............        50,000        40,262
Province of Quebec
 5.00%, due 7/17/09............  $    100,000       105,270
                                                -----------
                                                    188,753
                                                -----------
GERMANY (1.0%)
Republic of Deutschland Series
 99
 3.75%, due 1/4/09 (g).........  E    415,000       484,716
 Series 01
 5.00%, due 7/4/11.............        15,000        18,439
                                                -----------
                                                    503,155
                                                -----------
MEXICO (0.1%)
United Mexican States
 4.625%, due 10/8/08...........  $     15,000        15,037
 6.625%, due 3/3/15............        45,000        46,238
                                                -----------
                                                     61,275
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

FOREIGN GOVERNMENT BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                 --------------------------
RUSSIA (0.1%)
Russian Federation
 5.00%, due 3/31/30............  $     68,000   $    63,478
                                                -----------
SOUTH AFRICA (0.1%)
Republic of South Africa
 5.25%, due 5/16/13............  E     20,000        22,146
                                                -----------
SWEDEN (1.3%)
Swedish Government Series 1043
 5.00%, due 1/28/09 (g)........  SK 4,900,000       644,091
                                                -----------
Total Foreign Government Bonds
 (Cost $1,977,928).............                   1,990,379
                                                -----------
MORTGAGE-BACKED SECURITY (0.9%)
COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATION) (0.9%)
Fannie Mae Grantor Trust Series
 2000-T1 Class B
 4.491%, due 11/25/12..........  $    425,000       420,912
                                                -----------
Total Mortgage-Backed Security
 (Cost $419,046)...............                     420,912
                                                -----------
MUNICIPAL BONDS (0.1%)
NEW JERSEY (0.1%)
Tobacco Settlement
 Financing Corp.
 6.00%, due 6/1/37.............         5,000         4,102
 6.75%, due 6/1/39.............        50,000        45,445
                                                -----------
Total Municipal Bonds
 (Cost $46,915)................                      49,547
                                                -----------
U.S. GOVERNMENT & FEDERAL AGENCIES (48.5%)

FEDERAL HOME LOAN MORTGAGE CORPORATION (1.7%)
 3.875%, due 2/15/05...........       800,000       822,876
                                                -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (MORTGAGE
 PASS-THROUGH SECURITIES) (2.2%)
 5.00%, due 8/1/33.............       348,235       342,932
 5.50%, due 2/1/33.............       721,144       727,556
                                                -----------
                                                  1,070,488
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.3%)
 4.625%, due 5/1/13............       155,000       149,230
 4.75%, due 1/2/07.............       565,000       592,807
 5.25%, due 1/15/09-8/1/12.....       815,000       859,020
 5.50%, due 5/2/06.............       185,000       197,928
 6.25%, due 2/1/11.............       160,000       175,001
 7.00%, due 7/15/05............        85,000        92,205
 7.125%, due 2/15/05...........        40,000        42,811
                                                -----------
                                                  2,109,002
                                                -----------


                                    PRINCIPAL
                                       AMOUNT         VALUE
                                 --------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (22.2%)
 4.00%, due 9/1/18.............  $    317,894   $   309,823
 4.50%, due 7/1/18.............       567,326       567,203
 4.50%, due 11/18/18 TBA (h)...       955,000       953,806
 5.00%, due 9/1/17-10/1/33.....     1,599,305     1,617,478
 5.50%, due 1/1/17.............       178,508       183,852
 5.50%, due 11/13/33-1/14/34
   TBA (h).....................     3,450,000     3,468,332
 6.00%, due 8/1/17-8/1/32......       705,033       729,569
 6.00%, due 11/13/33-1/14/34
   TBA (h).....................     1,740,000     1,784,601
 6.50%, due 6/1/31-6/1/32......       649,694       675,012
 7.00%, due 2/1/32-4/1/32......       378,790       398,824
 7.50%, due 8/1/31.............       238,672       254,318
                                                -----------
                                                 10,942,818
                                                -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (2.3%)
 6.00%, due 2/15/29-8/15/32....       718,482       742,561
 6.50%, due 5/15/29............       191,617       200,830
 7.50%, due 10/15/29...........       195,791       209,307
                                                -----------
                                                  1,152,698
                                                -----------
UNITED STATES TREASURY BONDS (3.0%)
 5.375%, due 2/15/31...........        80,000        82,672
 6.25%, due 8/15/23 (l)........        40,000        45,144
 6.875%, due 8/15/25 (l).......       850,000     1,030,326
 7.50%, due 11/15/16...........       225,000       284,563
 8.75%, due 8/15/20............        30,000        42,614
                                                -----------
                                                  1,485,319
                                                -----------
UNITED STATES TREASURY NOTES (12.8%)
 3.00%, due 2/15/08 (l)........     1,045,000     1,045,572
 4.375%, due 5/15/07 (l).......       705,000       745,923
 4.875%, due 2/15/12...........       650,000       685,699
 5.75%, due 11/15/05-8/15/10
   (l).........................     2,125,000     2,304,825
 6.00%, due 8/15/09............       210,000       237,448
 6.75%, due 5/15/05 (l)........     1,182,000     1,274,528
                                                -----------
                                                  6,293,995
                                                -----------
Total U.S. Government & Federal
 Agencies
 (Cost $23,699,275)............                  23,877,196
                                                -----------
YANKEE BONDS (0.7%) (i)

ENERGY EQUIPMENT & SERVICES (0.0%) (b)
Petroleum Geo-Services ASA
 6.25%, due 11/19/03 (d).......        30,000        23,400
 7.125%, due 3/30/28 (d).......         5,000         3,900
                                                -----------
                                                     27,300
                                                -----------
INSURANCE (0.4%)
Fairfax Financial Holdings Ltd.
 8.25%, due 10/1/15............        10,000         9,600
Montpelier Re Holdings Ltd.
 6.125%, due 8/15/13...........       175,000       176,783
                                                -----------
                                                    186,383
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

YANKEE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                 --------------------------
MARINE (0.1%)
Sea Containers Ltd.
 Series B
 7.875%, due 2/15/08...........  $     35,000   $    32,200
                                                -----------
MEDIA (0.0%) (b)
Rogers Cablesystems Ltd.
 11.00%, due 12/1/15...........        20,000        22,800
                                                -----------
OIL & GAS (0.2%)
YPF Sociedad Anonima
 9.125%, due 2/24/09...........        75,000        81,000
                                                -----------
ROAD & RAIL (0.0%) (b)
Grupo Transportacion
 Ferroviaria Mexicana, S.A. de
 C.V.
 11.75%, due 6/15/09...........        10,000        10,075
                                                -----------
Total Yankee Bonds
 (Cost $337,348)...............                     359,758
                                                -----------
Total Long-Term Bonds
 (Cost $45,753,478)............                  46,600,786
                                                -----------
COMMON STOCKS (0.0%) (b)
                                    SHARES
                                 ------------
COMMUNICATIONS EQUIPMENT (0.0%) (b)
Marconi Corp. PLC
 ADR (a)(j)....................           569        10,413
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
Call-Net Enterprises, Inc.
 (a)...........................           447         1,886
                                                -----------
Total Common Stocks
 (Cost $10,956)................                      12,299
                                                -----------
PREFERRED STOCKS (0.2%)
MEDIA (0.0%) (b)
Ziff Davis Media, Inc.
 10.00%, Series E-1 (a)(k).....             6            51
                                                -----------
REAL ESTATE (0.2%)
Sovereign Real Estate
 Investment Corp.
 12.00%, Series A (c)..........            55        81,950
                                                -----------
Total Preferred Stocks (Cost
 $49,625)......................                      82,001
                                                -----------
WARRANTS (0.0%) (b)

HEALTH CARE PROVIDERS & SERVICES (0.0%) (b)
QuadraMed Corp.
 Strike Price $0.01
 Expire 4/1/08 (a)(c)..........         4,776        11,796
                                                -----------


                                       SHARES        VALUE
                                 --------------------------
MEDIA (0.0%) (b)
Ono Finance PLC
 Strike Price $0.01
 Expire 2/15/11 (a)(c)(k)......            60   $         1
Ziff Davis Media, Inc.
 Strike Price $0.001
 Expire 8/12/12 (a)(c).........         1,210            12
                                                -----------
                                                         13
                                                -----------
Total Warrants
 (Cost $7,790).................                      11,809
                                                -----------
SHORT-TERM INVESTMENTS (16.9%)
                                  PRINCIPAL
                                    AMOUNT
                                 ------------
COMMERCIAL PAPER (12.4%)
American Express Credit Corp.
 1.02%, due 11/4/03............  $  1,250,000     1,249,894
Federal Home Loan Bank
 0.95%, due 11/6/03............       500,000       499,934
Federal National Mortgage
 Association
 1.00%, due 11/5/03............       625,000       624,930
Freddie Mac Discount Note
 1.01%, due 11/6/03............       170,000       169,976
General Electric Capital Corp.
 1.04%, due 11/13/03...........       900,000       899,688
 1.05%, due 12/16/03...........     1,000,000       998,687
UBS Finance Delaware LLC
 1.03%, due 11/3/03............     1,650,000     1,649,906
                                                -----------
Total Commercial Paper
 (Cost $6,093,015).............                   6,093,015
                                                -----------
                                    SHARES
                                 ------------
INVESTMENT COMPANY (4.5%)
Merrill Lynch Premier
 Institutional Fund............     2,220,110     2,220,110
                                                -----------
Total Investment Company (Cost
 $2,220,110)...................                   2,220,110
                                                -----------
Total Short-Term Investments
 (Cost $8,313,125).............                   8,313,125
                                                -----------
Total Investments (Cost
 $54,134,974) (m)..............         111.8%   55,020,020(n)
Liabilities in Excess of Cash
 and Other Assets..............         (11.8)   (5,789,655)
                                 ------------    ----------
Net Assets.....................         100.0%  $49,230,365
                                    =========    ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

------------
(a) Non-Income producing security.
(b) Less than one tenth of a percent.
(c) May be sold to institutional investors only.
(d) Issue in default.
(e) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(f) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(g) Partially segregated or designated as collateral for foreign currency forward contracts.
(h) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2003 is $6,206,739.
(i) Yankee bond-dollar-denominated bond issued in the United States by foreign banks and corporations.
(j) ADR--American Depositary Receipt.
(k) Illiquid security.
(l) Partially segregated or designated as collateral for TBAs.
(m) The cost for federal income tax purposes is $54,198,121.
(n) At October 31, 2003 net unrealized appreciation was $821,899, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,233,344 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $411,445.
(o) The following abbreviations are used in the above portfolio:
    A$ -Australian Dollar
    C$ -Canadian Dollar
    E -Euro
    SK -Swedish Krona

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2003


ASSETS:
 Investment in securities, at value (identified
   cost $54,134,974)...............................  $55,020,020
 Cash denominated in foreign currencies (identified
   cost $1,917)....................................        1,983
 Cash..............................................        6,522
 Receivables:
   Investment securities sold......................    1,523,796
   Dividends and interest..........................      620,803
   Fund shares sold................................       45,022
 Unrealized appreciation on foreign currency
   forward contracts (Note 2(H))...................       21,721
 Other assets......................................        1,267
                                                     -----------
       Total assets................................   57,241,134
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................    7,835,383
   Transfer agent..................................       12,318
   Manager.........................................        6,838
   Custodian.......................................        4,422
   Directors.......................................          820
 Accrued expenses..................................       36,056
 Unrealized depreciation on foreign currency
   forward contracts (Note 2(H))...................       25,572
 Dividend payable..................................       89,360
                                                     -----------
       Total liabilities...........................    8,010,769
                                                     -----------
 Net assets........................................  $49,230,365
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     4,730
 Additional paid-in capital........................   47,527,457
 Accumulated undistributed net investment income...       96,419
 Accumulated undistributed net realized gain on
   investments.....................................      719,660
 Net unrealized appreciation on investments........      885,046
 Net unrealized depreciation on translation of
   other assets and liabilities in foreign
   currencies and foreign currency forward
   contracts.......................................       (2,947)
                                                     -----------
 Net assets........................................  $49,230,365
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $49,230,365
                                                     ===========
 Shares of capital stock outstanding...............    4,729,840
                                                     ===========
 Net asset value per share outstanding.............  $     10.41
                                                     ===========

STATEMENT OF OPERATIONS
For the year ended October 31, 2003


INVESTMENT INCOME:
 Income:
   Interest.........................................  $2,154,208
   Dividends........................................      24,469
                                                      ----------
       Total income.................................   2,178,677
                                                      ----------
 Expenses:
   Manager..........................................     253,322
   Transfer agent...................................      82,825
   Professional.....................................      37,662
   Portfolio pricing................................      36,840
   Custodian........................................      24,490
   Registration.....................................      15,813
   Directors........................................      12,188
   Shareholder communication........................       5,020
   Miscellaneous....................................      17,191
                                                      ----------
       Total expenses before reimbursement..........     485,351
   Expense reimbursement from Manager...............    (189,809)
                                                      ----------
       Net expenses.................................     295,542
                                                      ----------
 Net investment income..............................   1,883,135
                                                      ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain from:
   Security transactions............................     837,337
   Foreign currency transactions....................      18,901
                                                      ----------
 Net realized gain on investments and foreign
   currency transactions............................     856,238
                                                      ----------
 Net change in unrealized depreciation on
   investments:
   Security transactions............................   1,385,875
   Translation of other assets and liabilities in
     foreign currencies and foreign currency forward
     contracts......................................       6,030
                                                      ----------
 Net unrealized gain on investments and foreign
   currency transactions............................   1,391,905
                                                      ----------
 Net realized and unrealized gain on investments and
   foreign currency transactions....................   2,248,143
                                                      ----------
 Net increase in net assets resulting from
   operations.......................................  $4,131,278
                                                      ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORE BOND PLUS FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2003 and October 31, 2002

                                                                 2003          2002
                                                              -----------   -----------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $ 1,883,135   $ 1,594,733
    Net realized gain (loss) on investments and foreign
     currency transactions..................................      856,238       (15,291)
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........    1,391,905      (998,109)
                                                              -----------   -----------
    Net increase in net assets resulting from operations....    4,131,278       581,333
                                                              -----------   -----------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................   (1,925,229)   (2,333,537)
    From net realized gain on investments and foreign
     currency transactions:
      No-Load Class.........................................           --      (259,464)
                                                              -----------   -----------
        Total dividends and distributions to shareholders...   (1,925,229)   (2,593,001)
                                                              -----------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................   13,112,586    15,060,856
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................      801,742       255,649
                                                              -----------   -----------
                                                               13,914,328    15,316,505
    Cost of shares redeemed:
      No-Load Class.........................................   (3,204,402)   (3,765,737)
                                                              -----------   -----------
      Increase in net assets derived from capital share
       transactions.........................................   10,709,926    11,550,768
                                                              -----------   -----------
      Net increase in net assets............................   12,915,975     9,539,100
NET ASSETS:
  Beginning of year.........................................   36,314,390    26,775,290
                                                              -----------   -----------
  End of year...............................................  $49,230,365   $36,314,390
                                                              ===========   ===========
  Accumulated undistributed net investment income (loss) at
    end of year.............................................  $    96,419   $   (35,533)
                                                              ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                            NO-LOAD CLASS
                                                              ------------------------------------------
                                                               YEAR ENDED OCTOBER 31    JANUARY 2, 2001*
                                                              -----------------------       THROUGH
                                                               2003            2002     OCTOBER 31, 2001
                                                              -------         -------   ----------------
Net asset value at beginning of period......................  $  9.84         $ 10.60       $ 10.00
                                                              -------         -------       -------
Net investment income.......................................     0.46            0.52          0.49
Net realized and unrealized gain (loss) on investments......     0.57           (0.34)         0.30
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................     0.01           (0.03)         0.00(a)
                                                              -------         -------       -------
Total from investment operations............................     1.04            0.15          0.79
                                                              -------         -------       -------
Less dividends and distributions:
From net investment income..................................    (0.47)          (0.81)        (0.19)
From net realized gain on investments.......................       --           (0.10)          --
                                                              -------         -------       -------
Total dividends and distributions...........................    (0.47)          (0.91)        (0.19)
                                                              -------         -------       -------
Net asset value at end of period............................  $ 10.41         $  9.84       $ 10.60
                                                              =======         =======       =======
Total investment return.....................................    10.71%           1.65%         7.95%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................     4.46%           5.32%         5.84%+
  Net expenses..............................................     0.70%           0.70%         0.70%+
  Expenses (before reimbursement)...........................     1.15%           0.96%         1.02%+
Portfolio turnover rate.....................................      133%            148%          205%
Net assets at end of period (in 000's)......................  $49,230         $36,314       $26,775

------------
 *  Commencement of Operations.
 +  Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Indexed Bond Fund
--------------------------------------------------------------------------------

During the first part of the reporting period, Treasuries rallied significantly as the threat of terrorism and uncertainty regarding a possible war in Iraq caused investors to be drawn to the relative security offered by government bonds. In conjunction with the Federal Reserve's accommodative monetary policy, these factors contributed to five-year Treasuries reaching a low of approximately 2.0% in June 2003. During the third quarter of 2003, however, there was a dramatic reversal in bond yields. Positive economic data caused five-year Treasury prices to fall sharply as yields rose to over 3.5%. (Bond prices and yields tend to move in opposite directions.) Since then, Treasury yields have remained volatile, driven by the latest economic-data releases and the geopolitical situations in Iraq and elsewhere.

Over the 12-month reporting period, corporate bonds outperformed other asset classes in the Citigroup Broad Investment Grade (BIG) Bond Index,(1) producing an 11.25% return. Corporate securities with BBB ratings(2) led the way with a return of 16.35%. In comparison, bonds with AAA ratings(3) returned 5.13%, bonds rated AA returned 5.26%, and bonds rated A returned 8.54%.(4) This 12-month performance represents a reversal of the previous year's results. During that time, BBB-rated securities significantly underperformed higher-quality corporate bonds or other investment-grade asset classes.

PERFORMANCE REVIEW

For the one-year period ended October 31, 2003, Eclipse Indexed Bond Fund returned 3.97% for No-Load Class shares and 3.71% for Service Class shares. Both share classes outperformed the 1.70% return of the average Lipper(5) general U.S. government fund over the same period. Both share classes underperformed the 4.99% return of the Citigroup BIG Bond Index.

As of October 31, 2003, Morningstar(6) rated No-Load Class shares of Eclipse Indexed Bond Fund four stars overall out of 626 intermediate-term bond funds. The Fund's No-Load Class shares were rated three stars out of 626 intermediate-term bond funds for the three-year period then ended, three stars out of 502 intermediate-term bond funds for the five-year period then ended, and four stars out of 212 intermediate-term bond funds for the 10-year period ended October 31, 2003.

STRATEGIC POSITIONING

As always, the Fund invests in a select group of securities that, in the aggregate, seek to match the performance of the Citigroup BIG Bond Index. Since the Fund doesn't hold

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark.
1. The Citigroup Broad Investment Grade (BIG) Bond Index--the Citigroup BIG Bond Index--is an unmanaged index that is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3. Debt rated AAA has the highest rating assigned by Standard & Poor's, and in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor's is deemed by Standard & Poor's to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is very strong. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4. Source: Citigroup Total Rate-of-Return Indexes, October 2003 Performance Report.
5. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
6. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

every security in the Index, however, its performance can vary from that of the Index. During the reporting period, the Fund's underperformance versus the Index was due to sector and issuer selection, in particular in the BBB component of the corporate-bond market.

Given the incremental risks associated with the BBB market, we attempt to minimize overweighted positions among BBB issuers while maintaining a neutral position in the sector relative to the Index. To implement this strategy, the Fund has purchased small positions among some BBB issuers, but our ability to exactly reflect Index weightings in this sector is limited. Given the number of issuers with small Index weightings, some combination of BBB issuer overweightings and an overall BBB sector underweighting is inevitable. The Fund has focused on minimizing the BBB issuer overweighting, and as such, the Fund was underweighted relative to the Index in the BBB sector as a whole. This creates a situation where the Fund has lowered its exposure to underperformance that can be attributed to issuer-specific events. Due to the BBB sector underweighting, however, volatility in the BBB sector (which has been significant) will result in some tracking error. The Fund has experienced this, as it exhibited outperformance relative to the Citigroup BIG Bond Index in the 12-month reporting period ending October 31, 2002, and underperformance in the period ending on the same date in 2003.

LOOKING AHEAD

According to advance estimates from the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter of 2003. While this clearly suggests that the economy is gaining momentum, the labor picture remains critically important. For the economy to be self-sustaining, increased consumer spending needs to be accompanied by more corporate hiring and greater capital spending.

It is our expectation that corporate bond spreads will remain in a fairly tight range during the coming months and that investors' appetite for risk may decline somewhat. If the economy maintains its recent momentum, we would anticipate that the corporate bonds may outperform other sectors of the market.

One of the indexing strategies that we will continue to utilize is diversification among issuers in the corporate sector. Given the asymmetrical return profile for investment grade corporates (more downside risk than upside potential), any significant issuer overweights versus the Citigroup BIG Bond Index can, in the worst case scenario, translate into significant relative underperformance. As such, we will attempt to minimize issuer overweights, while striving to achieve neutrality among industries, credit-rating categories (especially the BBB sector), and the overall corporate sector.

Whatever the markets may bring, the Fund will continue to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Citigroup BIG Bond Index.

PAUL CUNNINGHAM
ERIC GREENMAN
Portfolio Managers
New York Life Investment Management LLC

                                $10,000 INVESTED IN
                         ECLIPSE INDEXED BOND FUND VERSUS
                             CITIGROUP BIG BOND INDEX


                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES LINE GRAPH]

                                                                 ECLIPSE INDEXED BOND FUND           CITIGROUP BIG BOND INDEX
                                                                 -------------------------           ------------------------
10/31/93                                                                  $10,000                            $10,000
94                                                                         $9,561                             $9,640
95                                                                        $11,029                            $11,153
96                                                                        $11,558                            $11,810
97                                                                        $12,526                            $12,853
98                                                                        $13,624                            $14,061
99                                                                        $13,518                            $14,130
00                                                                        $14,500                            $15,158
01                                                                        $16,449                            $17,372
02                                                                        $17,423                            $18,372
10/31/03                                                                  $18,115                            $19,288

[LEGEND GRAPH]
Source: Bloomberg, 10/31/03

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/93.

                   $10,000 INVESTED IN
            ECLIPSE INDEXED BOND FUND VERSUS
                CITIGROUP BIG BOND INDEX



                     SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                                 ECLIPSE INDEXED BOND FUND           CITIGROUP BIG BOND INDEX
                                                                 -------------------------           ------------------------
10/31/93                                                                  $10,000                            $10,000
94                                                                         $9,536                             $9,640
95                                                                        $11,002                            $11,153
96                                                                        $11,490                            $11,810
97                                                                        $12,427                            $12,853
98                                                                        $13,472                            $14,061
99                                                                        $13,347                            $14,130
00                                                                        $14,263                            $15,158
01                                                                        $16,147                            $17,372
02                                                                        $17,053                            $18,372
10/31/03                                                                  $17,686                            $19,288

                                                                     AVERAGE ANNUAL TOTAL RETURNS(1)
PERFORMANCE                                                               AS OF OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------
                                                                     ONE YEAR   FIVE YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------
Eclipse Indexed Bond Fund No-Load Class                                3.97%       5.86%       6.12%
Eclipse Indexed Bond Fund Service Class(2)                             3.71        5.59        5.87
Average Lipper general U.S. government
 fund(3)                                                               1.70        5.05        5.52
Citigroup BIG Bond Index(4)                                            4.99        6.53        6.79

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

Year ended December 31, 1994                                                     -3.44
Year ended December 31, 1995                                                     18.07
Year ended December 31, 1996                                                      2.55
Year ended December 31, 1997                                                      9.01
Year ended December 31, 1998                                                      8.21
10 months ended October 31, 1999                                                 -1.56
Year ended October 31, 2000                                                       7.27
Year ended October 31, 2001                                                      13.44
Year ended October 31, 2002                                                       5.92
Year ended October 31, 2003                                                       3.97

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

2. Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 through 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4. The Citigroup Broad Investment Grade (BIG) Bond Index--the Citigroup BIG Bond Index--is an unmanaged index that is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE INDEXED BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003

LONG-TERM BONDS (96.4%)+
ASSET-BACKED SECURITIES (1.0%)
                                     PRINCIPAL
                                       AMOUNT        VALUE
                                     -----------------------
CONSUMER FINANCE (0.5%)
MBNA Credit Card
 Master Note Trust
 Series 2002-A1 Class A1
 4.95%, due 1/15/07................  $1,000,000   $  1,065,202
                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (0.5%)
Bank One Issuance Trust
 2002-A3 Class A3
 3.59%, due 9/15/07................   1,000,000      1,011,634
                                                  ------------
Total Asset-Backed Securities
 (Cost $2,041,413).................                  2,076,836
                                                  ------------
CORPORATE BONDS (21.2%)
AEROSPACE & DEFENSE (0.7%)
Boeing Co. (The)
 6.125%, due 2/15/33...............     250,000        243,505
Goodrich Corp.
 6.45%, due 12/15/07...............     100,000        107,122
Honeywell International, Inc.
 7.50%, due 3/1/10.................     100,000        117,482
Litton Industries, Inc.
 8.00%, due 10/15/09...............     100,000        118,684
Lockheed Martin Corp.
 7.65%, due 5/1/16.................     250,000        300,997
Northrop Grumman Corp.
 7.125%, due 2/15/11...............     100,000        114,910
Raytheon Co.
 5.50%, due 11/15/12...............     100,000        100,705
 6.75%, due 8/15/07................     150,000        164,356
United Technologies Corp.
 6.35%, due 3/1/11.................     250,000        276,997
                                                  ------------
                                                     1,544,758
                                                  ------------
AUTO COMPONENTS (0.1%)
Delphi Corp.
 6.50%, due 5/1/09.................     100,000        105,698
                                                  ------------
AUTOMOBILES (0.6%)
DaimlerChrysler N.A.
 Holdings Corp.
 4.05%, due 6/4/08.................     250,000        241,666
 6.40%, due 5/15/06................     250,000        267,248
 8.50%, due 1/18/31................     250,000        280,370
General Motors Corp.
 8.375%, due 7/15/33...............     500,000        527,530
                                                  ------------
                                                     1,316,814
                                                  ------------
BEVERAGES (0.4%)
Anheuser-Busch Cos., Inc.
 5.95%, due 1/15/33................     250,000        254,159
Coca-Cola Enterprises, Inc.
 8.50%, due 2/1/22.................     252,000        324,224
Pepsi Bottling Holdings, Inc.
 5.625%, due 2/17/09 (a)...........     250,000        271,363
                                                  ------------
                                                       849,746
                                                  ------------


                                      PRINCIPAL
                                        AMOUNT         VALUE
                                     -------------------------
BUILDING PRODUCTS (0.1%)
Masco Corp.
 6.75%, due 3/15/06................  $  100,000   $    109,472
                                                  ------------
CAPITAL MARKETS (2.0%)
Bear Stearns Cos., Inc. (The)
 5.70%, due 11/15/14...............     250,000        259,606
Credit Suisse FirstBoston USA, Inc.
 4.625%, due 1/15/08...............     250,000        259,800
 6.50%, due 1/15/12................     250,000        276,080
FPL Group Capital, Inc.
 7.375%, due 6/1/09................     250,000        289,114
Goldman Sachs Group, Inc. (The)
 5.70%, due 9/1/12.................     250,000        261,331
 6.875%, due 1/15/11...............     250,000        282,735
J.P. Morgan Chase & Co.
 6.75%, due 2/1/11.................     500,000        561,193
Lehman Brothers Holdings, Inc.
 6.625%, due 2/5/06................     250,000        272,275
 7.00%, due 2/1/08.................     250,000        281,746
Merrill Lynch & Co., Inc.
 6.00%, due 2/17/09................     250,000        272,388
Morgan Stanley Dean Witter & Co.
 3.625%, due 4/1/08................     250,000        249,177
 6.10%, due 4/15/06................     250,000        270,941
 6.60%, due 4/1/12.................     250,000        278,369
Salomon, Smith Barney Holdings,
 Inc.
 6.875%, due 6/15/05...............     504,000        542,628
                                                  ------------
                                                     4,357,383
                                                  ------------
CHEMICALS (0.3%)
Dow Chemical Co. (The)
 6.00%, due 10/1/12................     100,000        103,834
E.I. du Pont de Nemours & Co.
 4.75%, due 11/15/12...............     250,000        251,639
Eastman Chemical Co.
 7.25%, due 1/15/24................     100,000        105,455
Rohm & Haas Co.
 7.85%, due 7/15/29................     100,000        121,798
                                                  ------------
                                                       582,726
                                                  ------------
COMMERCIAL BANKS (2.4%)
ABN-Amro Bank N.V.
 7.55%, due 6/28/06................     403,000        455,115
Bank of America Corp.
 3.875%, due 1/15/08...............     250,000        253,594
 7.40%, due 1/15/11................     500,000        583,599
Bank One Corp.
 5.90%, due 11/15/11...............     250,000        268,929
 6.875%, due 8/1/06................     250,000        277,603
Bankers Trust Corp.
 8.25%, due 5/1/05.................     250,000        274,128
Fleet National Bank
 5.75%, due 1/15/09................     250,000        271,235

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                      PRINCIPAL
                                        AMOUNT        VALUE
                                     -----------------------
COMMERCIAL BANKS (CONTINUED)
International Bank for
 Reconstruction & Development
 Series C
 (zero coupon), due 3/11/31........  $  504,000   $     90,188
Key Bank National Association
 5.00%, due 7/17/07................     100,000        106,499
National City Bank of Pennsylvania
 6.25%, due 3/15/11................     250,000        278,097
PNC Funding Corp.
 7.50%, due 11/1/09................     100,000        117,249
SunTrust Banks, Inc.
 5.05%, due 7/1/07.................     250,000        268,003
U.S. Bank National Association
 6.375%, due 8/1/11................     250,000        277,772
UFJ Bank Ltd.
 7.40%, due 6/15/11................     100,000        109,108
Union Bank of Switzerland N.Y.
 7.25%, due 7/15/06................     250,000        279,851
Wachovia Bank National Association
 4.85%, due 7/30/07................     500,000        535,097
Wells Fargo Bank N.A.
 6.45%, due 2/1/11.................     500,000        558,819
                                                  ------------
                                                     5,004,886
                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Cendant Corp.
 6.25%, due 1/15/08................     200,000        217,068
Waste Management, Inc.
 7.00%, due 10/15/06...............     100,000        110,760
 7.125%, due 12/15/17..............     100,000        111,614
                                                  ------------
                                                       439,442
                                                  ------------
COMMUNICATIONS EQUIPMENT (0.1%)
Motorola, Inc.
 7.50%, due 5/15/25................     100,000        106,966
 7.60%, due 1/1/07.................     100,000        110,759
                                                  ------------
                                                       217,725
                                                  ------------
COMPUTERS & PERIPHERALS (0.2%)
Hewlett-Packard Co.
 3.625%, due 3/15/08...............     250,000        249,442
International Business Machines
 Corp.
 4.25%, due 9/15/09................     150,000        152,642
 6.50%, due 1/15/28................     100,000        107,667
                                                  ------------
                                                       509,751
                                                  ------------
CONSUMER FINANCE (2.1%)
American Express Credit Corp.
 3.00%, due 5/16/08................     250,000        243,858
Aristar, Inc.
 6.875%, due 5/15/11...............     100,000        112,305
Capital One Bank
 Series BNKT
 6.875%, due 2/1/06................     100,000        108,540
CitiFinancial Credit Co.
 8.70%, due 6/15/10................     227,000        277,332


                                      PRINCIPAL
                                        AMOUNT          VALUE
                                     -------------------------
CONSUMER FINANCE (CONTINUED)
Deere (John) Capital Corp.
 7.00%, due 3/15/12................  $  250,000   $    286,290
Ford Motor Credit Co.
 6.50%, due 1/25/07................     250,000        257,947
 7.25%, due 10/25/11...............     250,000        253,921
 7.375%, due 2/1/11................     500,000        509,077
 7.875%, due 6/15/10...............     504,000        527,264
General Motors Acceptance Corp.
 6.125%, due 9/15/06...............     250,000        264,265
 6.75%, due 1/15/06................     250,000        266,551
 6.875%, due 8/28/12...............     250,000        256,268
Household Finance Corp.
 5.75%, due 1/30/07................     250,000        269,917
 6.375%, due 10/15/11..............     250,000        273,218
 6.40%, due 6/17/08................     250,000        277,468
MBNA America Bank
 5.375%, due 1/15/08...............     300,000        318,711
SLM Corp.
 5.625%, due 8/1/33................     100,000         93,084
                                                  ------------
                                                     4,596,016
                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.0%)
CIT Group, Inc.
 7.75%, due 4/2/12.................     250,000        291,765
Citigroup, Inc.
 5.00%, due 3/6/07.................     250,000        266,244
 5.875%, due 2/22/33...............     250,000        245,349
Mellon Funding Corp.
 5.00%, due 12/1/14................     250,000        250,129
National Rural Utilities
 Cooperative Finance Corp.
 5.75%, due 8/28/09................     250,000        269,242
NiSource Finance Corp.
 7.625%, due 11/15/05..............     100,000        109,645
Sears Roebuck Acceptance Corp.
 6.70%, due 4/15/12................     150,000        168,925
Verizon Global Funding Corp.
 6.125%, due 6/15/07...............     250,000        273,250
 7.75%, due 12/1/30................     250,000        289,372
                                                  ------------
                                                     2,163,921
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
ALLTEL Corp.
 7.00%, due 7/1/12.................     250,000        284,384
AT&T Corp.
 8.50%, due 11/15/31...............     250,000        283,489
BellSouth Corp.
 6.875%, due 10/15/31..............     250,000        273,502
CenturyTel, Inc.
 Series H
 8.375%, due 10/15/10..............     100,000        121,039
Citizens Communications Co.
 9.25%, due 5/15/11................     100,000        124,813
SBC Communications, Inc.
 6.25%, due 3/15/11................     250,000        271,416

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

CORPORATE BONDS (CONTINUED)
                                      PRINCIPAL
                                        AMOUNT        VALUE
                                     -------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Sprint Capital Corp.
 8.375%, due 3/15/12...............  $  500,000   $    570,731
Verizon Pennsylvania
 Series A
 5.65%, due 11/15/11...............     250,000        261,120
                                                  ------------
                                                     2,190,494
                                                  ------------
ELECTRIC UTILITIES (1.0%)
American Electric Power Co., Inc.
 5.375%, due 3/15/10...............     200,000        207,036
Arizona Public Service Co.
 6.375%, due 10/15/11..............     100,000        109,363
CenterPoint Energy Houston Electric
 LLC
 6.95%, due 3/15/33 (a)............     100,000        109,782
Dominion Resources, Inc.
 4.125%, due 2/15/08...............     300,000        305,023
 5.00%, due 3/15/13................     100,000         99,176
 Series B
 6.25%, due 6/30/12................     100,000        108,313
DTE Energy Co.
 7.05%, due 6/1/11.................     100,000        112,914
Exelon Corp.
 6.75%, due 5/1/11.................     100,000        110,813
FirstEnergy Corp.
 Series B
 6.45%, due 11/15/11...............     200,000        212,447
MidAmerican Energy Holdings Co.
 5.875%, due 10/1/12...............     100,000        103,468
Northern States Power Co.
 6.875%, due 8/1/09................     100,000        112,662
Oncor Electric Delivery Co.
 6.375%, due 5/1/12................     100,000        109,561
Progress Energy, Inc.
 6.85%, due 4/15/12................     250,000        278,056
TXU US Holdings Co.
 8.25%, due 4/1/04.................     100,000        102,624
Wisconsin Energy Corp.
 6.50%, due 4/1/11.................     100,000        109,177
                                                  ------------
                                                     2,190,415
                                                  ------------
ELECTRICAL EQUIPMENT (0.1%)
Emerson Electric Co.
 7.125%, due 8/15/10...............     250,000        288,685
                                                  ------------
FOOD & STAPLES RETAILING (0.4%)
Albertson's, Inc.
 8.00%, due 5/1/31.................     100,000        116,372
Kroger Co. (The)
 5.50%, due 2/1/13.................     250,000        253,593
Safeway, Inc.
 5.80%, due 8/15/12................     100,000        103,636
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09...............     250,000        286,860
 7.55%, due 2/15/30................     100,000        122,816
                                                  ------------
                                                       883,277
                                                  ------------


                                      PRINCIPAL
                                        AMOUNT         VALUE
                                     --------------------------
FOOD PRODUCTS (1.0%)
Archer-Daniels-Midland Co.
 8.125%, due 6/1/12................  $  250,000   $    305,870
ConAgra Foods, Inc.
 6.00%, due 9/15/06................     100,000        108,693
 7.875%, due 9/15/10...............     100,000        119,881
General Mills, Inc.
 5.125%, due 2/15/07...............     100,000        106,483
H.J. Heinz Finance Co.
 6.625%, due 7/15/11...............     250,000        281,950
Kellogg Co.
 Series B
 6.00%, due 4/1/06.................     100,000        107,697
Kraft Foods, Inc.
 6.25%, due 6/1/12.................     250,000        269,392
Sara Lee Corp.
 6.25%, due 9/15/11................     250,000        275,971
Tyson Foods, Inc.
 7.25%, due 10/1/06................     140,000        154,617
Unilever Capital Corp.
 6.875%, due 11/1/05...............     285,000        311,150
                                                  ------------
                                                     2,041,704
                                                  ------------
GAS UTILITIES (0.1%)
Kinder Morgan Energy Partners, L.P.
 6.75%, due 3/15/11................     100,000        112,559
 7.125%, due 3/15/12...............     150,000        172,659
                                                  ------------
                                                       285,218
                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (0.2%)
HCA, Inc.
 7.125%, due 6/1/06................     100,000        107,106
Lion Connecticut Holdings, Inc.
 7.625%, due 8/15/26...............     254,000        287,683
                                                  ------------
                                                       394,789
                                                  ------------
HOUSEHOLD DURABLES (0.1%)
Pulte Homes, Inc.
 7.875%, due 8/1/11................     100,000        117,128
                                                  ------------
HOUSEHOLD PRODUCTS (0.1%)
Procter & Gamble Co. (The)
 6.875%, due 9/15/09...............     250,000        288,492
                                                  ------------
INDUSTRIAL CONGLOMERATES (0.2%)
Textron, Inc.
 6.375%, due 7/15/04...............     504,000        521,132
                                                  ------------
INSURANCE (0.4%)
AIG Sunamer Global Financing VI
 6.30%, due 5/10/11 (a)............     250,000        275,052
Allstate Corp. (The)
 7.20%, due 12/1/09................     100,000        116,240
Hartford Financial Services Group,
 Inc. (The)
 7.90%, due 6/15/10................     100,000        117,823
MetLife, Inc.
 6.125%, due 12/1/11...............     100,000        108,070

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                      PRINCIPAL
                                        AMOUNT        VALUE
                                     -------------------------
INSURANCE (CONTINUED)
SAFECO Corp.
 4.20%, due 2/1/08.................  $  100,000   $    101,399
UnumProvident Corp.
 7.625%, due 3/1/11................     100,000        109,750
                                                  ------------
                                                       828,334
                                                  ------------
IT SERVICES (0.1%)
Electronic Data Systems Corp.
 6.00%, due 8/1/13 (a).............     100,000         94,690
                                                  ------------
MACHINERY (0.1%)
Caterpillar, Inc.
 8.00%, due 2/15/23................     250,000        307,622
                                                  ------------
MEDIA (1.3%)
Clear Channel Communications, Inc.
 6.00%, due 11/1/06................     100,000        107,873
 7.65%, due 9/15/10................     100,000        116,472
Comcast Cable Communications, Inc.
 7.125%, due 6/15/13...............     250,000        280,570
Comcast Corp.
 5.50%, due 3/15/11................     250,000        258,053
 7.05%, due 3/15/33................     100,000        106,540
Cox Communications, Inc.
 7.75%, due 8/15/06-11/1/10........     200,000        230,481
Liberty Media Corp.
 8.25%, due 2/1/30.................     100,000        114,174
News America, Inc.
 6.55%, due 3/15/33................     100,000        102,148
 7.25%, due 5/18/18................     100,000        112,444
Time Warner, Inc.
 5.625%, due 5/1/05................     250,000        262,369
 6.625%, due 5/15/29...............     250,000        249,993
 6.75%, due 4/15/11................     250,000        276,238
Viacom, Inc.
 5.625%, due 8/15/12...............     250,000        264,062
Walt Disney Co. (The)
 6.375%, due 3/1/12................     250,000        272,851
                                                  ------------
                                                     2,754,268
                                                  ------------
METALS & MINING (0.2%)
Alcoa, Inc.
 6.00%, due 1/15/12................     250,000        271,518
Phelps Dodge Corp.
 8.75%, due 6/1/11.................     100,000        119,182
                                                  ------------
                                                       390,700
                                                  ------------
MULTILINE RETAIL (0.2%)
Federated Department Stores, Inc.
 6.625%, due 9/1/08................     100,000        111,170
May Department Stores Co. (The)
 6.70%, due 9/15/28................     100,000        102,454
Target Corp.
 5.875%, due 3/1/12................     150,000        162,192
 7.00%, due 7/15/31................     100,000        112,910
                                                  ------------
                                                       488,726
                                                  ------------


                                      PRINCIPAL
                                        AMOUNT         VALUE
                                     -------------------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
Consolidated Edison Co. of NY
 Series 2002 A
 5.625%, due 7/1/12................  $  100,000   $    105,442
Constellation Energy Group, Inc.
 6.125%, due 9/1/09................     100,000        109,407
Consumers Energy Co.
 5.375%, due 4/15/13 (a)...........     100,000         99,243
Duke Energy Corp.
 6.45%, due 10/15/32...............     250,000        253,446
PSE&G Power LLC
 7.75%, due 4/15/11................     100,000        116,909
Scana Corp.
 6.25%, due 2/1/12.................     100,000        108,681
                                                  ------------
                                                       793,128
                                                  ------------
OIL & GAS (1.3%)
Amerada Hess Corp.
 7.30%, due 8/15/31................     100,000        100,459
Amoco Co.
 6.50%, due 8/1/07.................     250,000        280,467
Anadarko Petroleum Corp.
 5.375%, due 3/1/07................     250,000        267,817
Burlington Resources, Inc.
 7.375%, due 3/1/29................     104,000        118,332
Conoco, Inc.
 6.35%, due 4/15/09................     250,000        278,357
ConocoPhillips
 5.90%, due 10/15/32 (a)...........     250,000        247,592
Devon Financing Corp. ULC
 6.875%, due 9/30/11...............     200,000        225,695
Enterprise Products Partners L.P.
 Series B
 6.875%, due 3/1/33................     100,000        103,533
Kerr-McGee Corp.
 6.625%, due 10/15/07..............     100,000        109,931
Marathon Oil Corp.
 6.80%, due 3/15/32................     100,000        106,009
Occidental Petroleum Corp.
 7.20%, due 4/1/28.................     100,000        113,864
Pemex Project Funding Master Trust
 7.375%, due 12/15/14..............     350,000        367,500
Texaco Capital, Inc.
 9.75%, due 3/15/20................     176,000        248,715
Union Oil Co. of California
 7.35%, due 6/15/09................     100,000        114,610
Valero Energy Corp.
 7.50%, due 4/15/32................     100,000        109,424
                                                  ------------
                                                     2,792,305
                                                  ------------
PAPER & FOREST PRODUCTS (0.3%)
International Paper Co.
 5.85%, due 10/30/12...............     100,000        103,891
 8.125%, due 7/8/05................     100,000        109,551
MeadWestvaco Corp.
 6.85%, due 4/1/12.................     100,000        110,083

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

CORPORATE BONDS (CONTINUED)
                                      PRINCIPAL
                                        AMOUNT        VALUE
                                     -------------------------
PAPER & FOREST PRODUCTS (CONTINUED)
Weyerhaeuser Co.
 6.75%, due 3/15/12................  $  200,000   $    216,507
 7.375%, due 3/15/32...............     100,000        107,655
                                                  ------------
                                                       647,687
                                                  ------------
PHARMACEUTICALS (0.5%)
Bristol-Myers Squibb Co.
 5.75%, due 10/1/11................     250,000        267,399
Merck & Co., Inc.
 4.375%, due 2/15/13...............     250,000        245,687
Pfizer, Inc.
 4.65%, due 3/1/18.................     250,000        237,429
Wyeth
 5.25%, due 3/15/13................     250,000        253,677
                                                  ------------
                                                     1,004,192
                                                  ------------
REAL ESTATE (0.2%)
Boston Properties, Inc.
 6.25%, due 1/15/13................     100,000        106,452
EOP Operating LP
 7.75%, due 11/15/07...............     175,000        200,446
ERP Operating LP
 6.95%, due 3/2/11.................     100,000        113,177
Simon Property Group, L.P.
 5.375%, due 8/28/08...............     100,000        104,907
                                                  ------------
                                                       524,982
                                                  ------------
ROAD & RAIL (0.4%)
Burlington Northern Santa Fe Corp.
 6.75%, due 7/15/11................     100,000        112,548
 7.125%, due 12/15/10..............     100,000        116,499
CSX Corp.
 6.30%, due 3/15/12................     100,000        108,788
 7.95%, due 5/1/27.................     100,000        120,368
Norfolk Southern Corp.
 7.80%, due 5/15/27................     250,000        296,189
Union Pacific Corp.
 6.125%, due 1/15/12...............     100,000        108,172
                                                  ------------
                                                       862,564
                                                  ------------
SPECIALTY RETAIL (0.1%)
Lowe's Cos., Inc.
 6.875%, due 2/15/28...............     100,000        110,825
Toys "R" Us, Inc.
 7.375%, due 10/15/18..............     100,000        102,859
                                                  ------------
                                                       213,684
                                                  ------------
THRIFTS & MORTGAGE FINANCE (1.0%)
Countrywide Home Loans, Inc.
 3.25%, due 5/21/08................     250,000        243,695
 5.625%, due 5/15/07...............     100,000        107,144
General Electric Capital Corp.
 5.00%, due 6/15/07................     250,000        265,038
 6.00%, due 6/15/12................     750,000        807,083
 6.75%, due 3/15/32................     250,000        277,216
 Series A
 6.80%, due 11/1/05................     250,000        272,245


                                      PRINCIPAL
                                        AMOUNT        VALUE
                                     -------------------------
THRIFTS & MORTGAGE FINANCE (CONTINUED)
Washington Mutual, Inc.
 7.50%, due 8/15/06................  $  250,000   $    280,354
                                                  ------------
                                                     2,252,775
                                                  ------------
TOBACCO (0.1%)
Altria Group, Inc.
 7.65%, due 7/1/08.................     100,000        107,881
                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
AT&T Wireless Services, Inc.
 7.35%, due 3/1/06.................     150,000        164,579
 8.125%, due 5/1/12................     100,000        115,987
 8.75%, due 3/1/31.................     100,000        120,255
                                                  ------------
                                                       400,821
                                                  ------------
Total Corporate Bonds
 (Cost $44,277,949)................                 45,464,031
                                                  ------------
FOREIGN CORPORATE BONDS (3.9%)

BEVERAGES (0.1%)
Diageo Capital PLC
 3.375%, due 3/20/08...............     250,000        247,954
                                                  ------------
CAPITAL MARKETS (0.3%)
KfW Kreditanstalt fuer Wiederaufbau
 3.375%, due 1/23/08...............     550,000        552,041
                                                  ------------
COMMERCIAL BANKS (0.3%)
Bank of Tokyo-Mitsubishi
 8.40%, due 4/15/10................     100,000        120,975
HSBC Holding PLC
 7.50%, due 7/15/09................     250,000        290,408
Korea Development Bank
 4.25%, due 11/13/07...............     100,000        101,323
Landwirtschaftliche Rentenbank
 Series E
 3.25%, due 6/16/08................     250,000        246,336
                                                  ------------
                                                       759,042
                                                  ------------
CONSTRUCTION MATERIALS (0.1%)
Hanson Australia Funding
 5.25%, due 3/15/13................     100,000         99,257
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
British Telecommunications PLC
 8.375%, due 12/15/10..............     250,000        301,915
Deutsche Telekom
 International Finance BV
 5.25%, due 7/22/13................     100,000         99,384
 8.50%, due 6/15/10................     250,000        300,877
France Telecom S.A.
 10.00%, due 3/1/31................     250,000        329,955
Koninklijke (Royal) KPN N.V.
 8.00%, due 10/1/10................     100,000        119,184

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

FOREIGN CORPORATE BONDS (CONTINUED)
                                     PRINCIPAL
                                       AMOUNT        VALUE
                                     -----------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Telefonica Europe B.V.
 7.35%, due 9/15/05................  $  150,000   $    163,550
 8.25%, due 9/15/30................     100,000        124,251
                                                  ------------
                                                     1,439,116
                                                  ------------
FOREIGN GOVERNMENTS (2.1%)
Canadian Government
 5.25%, due 11/5/08................     500,000        542,756
Malaysian Government
 7.50%, due 7/15/11................     100,000        117,140
Province of British Columbia
 5.375%, due 10/29/08..............     250,000        269,876
Province of Nova Scotia
 5.75%, due 2/27/12................     250,000        270,173
Province of Ontario
 6.00%, due 2/21/06................     511,000        548,746
Republic of Finland
 4.75%, due 3/6/07.................     250,000        266,253
Republic of Italy, Series DTC
 4.375%, due 10/25/06..............     250,000        262,188
 5.625%, due 6/15/12...............     750,000        811,259
Republic of Korea
 8.875%, due 4/15/08...............     250,000        300,750
Republic of South Africa
 7.375%, due 4/25/12...............     100,000        112,000
United Mexican States
 6.375%, due 1/16/13...............     450,000        463,050
 7.50%, due 1/14/12................     250,000        279,375
 Series A
 8.50%, due 2/1/06.................     250,000        281,250
                                                  ------------
                                                     4,524,816
                                                  ------------
INSURANCE (0.1%)
Axa
 8.60%, due 12/15/30...............     105,000        129,390
                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Hydro-Quebec
 Series JL
 6.30%, due 5/11/11................     250,000        280,442
                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Vodafone Group PLC
 7.75%, due 2/15/10................     250,000        295,677
                                                  ------------
Total Foreign Corporate Bonds
 (Cost $8,113,805).................                  8,327,735
                                                  ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (69.0%)
FEDERAL HOME LOAN BANK (2.3%)
 1.625%, due 4/15/05...............   4,000,000      3,999,080
 2.875%, due 9/15/06...............   1,000,000      1,005,466
                                                  ------------
                                                     5,004,546
                                                  ------------


                                     PRINCIPAL
                                       AMOUNT        VALUE
                                     -----------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (4.1%)
 1.50%, due 8/15/05................  $1,500,000   $  1,486,613
 2.75%, due 8/15/06................   1,000,000      1,005,129
 4.50%, due 7/15/13................   1,000,000        978,098
 5.25%, due 1/15/06................   3,000,000      3,192,885
 6.25%, due 7/15/32................   2,000,000      2,157,290
                                                  ------------
                                                     8,820,015
                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (10.9%)
 4.50%, due 8/1/33.................     500,001        477,016
 4.50%, due 12/15/18 TBA (b).......   1,500,000      1,491,093
 5.00%, due 5/1/18-7/1/18..........   2,396,442      2,435,204
 5.00%, due 11/15/33 TBA (b).......   1,500,000      1,476,093
 5.50%, due 3/1/17-8/1/32..........   1,981,851      2,034,448
 5.50%, due 11/15/33 TBA (b).......   6,000,000      6,048,750
 6.00%, due 12/1/13-4/1/33.........   4,553,369      4,696,484
 6.50%, due 4/1/11-7/1/32..........   2,652,112      2,766,145
 7.00%, due 11/1/04-3/1/32.........   1,333,296      1,403,024
 7.50%, due 9/1/11-2/1/32..........     511,074        545,715
 8.00%, due 7/1/26.................      24,594         26,666
                                                  ------------
                                                    23,400,638
                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.6%)
 1.875%, due 9/15/05...............   4,000,000      3,992,440
 3.25%, due 8/15/08................   2,000,000      1,975,422
 3.50%, due 9/15/04................   3,000,000      3,055,998
 4.25%, due 7/15/07................   3,000,000      3,125,553
 5.00%, due 1/15/07................   1,500,000      1,598,655
 6.21%, due 8/6/38.................     475,000        509,908
                                                  ------------
                                                    14,257,976
                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (19.7%)
 4.50%, due 11/15/18-11/15/33 TBA
   (b).............................   6,000,000      5,969,687
 5.00%, due 10/1/17-8/1/18.........   3,671,888      3,731,884
 5.00%, due 11/15/33 TBA (b).......   6,500,000      6,411,719
 5.50%, due 6/1/16-9/1/33..........   6,505,673      6,591,697
 5.50%, due 11/15/33 TBA (b).......   1,000,000      1,009,062
 6.00%, due 6/1/16-5/1/33..........   6,554,713      6,745,523
 6.00%, due 11/15/33 TBA (b).......   1,000,000      1,026,562
 6.50%, due 3/1/11-9/1/32..........   6,850,590      7,128,310
 7.00%, due 2/1/09-5/1/32..........   2,388,806      2,520,887
 7.50%, due 1/1/28-8/1/31..........     505,174        538,433
 8.00%, due 7/1/07-12/1/27.........     280,005        303,131
 9.50%, due 3/1/16-9/1/19..........     233,458        257,983
                                                  ------------
                                                    42,234,878
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (4.7%)
 5.00%, due 8/15/33................     499,951        494,644
 5.50%, due 3/15/33-9/15/33........   1,983,794      2,011,092
 6.00%, due 3/20/29-12/15/32.......   2,109,348      2,180,104
 6.50%, due 2/15/29-10/15/32.......   2,436,129      2,550,602
 7.00%, due 3/15/07-8/15/32........   1,702,118      1,802,699
 7.50%, due 8/15/08-3/15/32........     695,626        744,192

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
                                     PRINCIPAL
                                       AMOUNT        VALUE
                                     -----------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (CONTINUED)
 8.00%, due 6/15/26-11/15/30.......  $  263,493   $    284,566
 8.50%, due 7/15/26-11/15/26.......      30,094         32,794
                                                  ------------
                                                    10,100,693
                                                  ------------
UNITED STATES TREASURY BONDS (5.3%)
 5.375%, due 2/15/31...............   3,500,000      3,616,893
 6.00%, due 2/15/26................   2,500,000      2,746,290
 6.25%, due 5/15/30................   1,007,000      1,151,402
 7.50%, due 11/15/16...............     403,000        509,685
 8.50%, due 2/15/20................     201,000        278,919
 8.75%, due 5/15/17-8/15/20........     756,000      1,066,974
 8.875%, due 2/15/19...............     302,000        429,312
 9.875%, due 11/15/15..............     302,000        448,505
 10.375%, due 11/15/12.............     252,000        322,934
 11.25%, due 2/15/15...............     201,000        320,925
 11.875%, due 11/15/03.............     252,000        252,866
 12.75%, due 11/15/10..............     201,000        243,995
                                                  ------------
                                                    11,388,700
                                                  ------------
UNITED STATES TREASURY NOTES (15.4%)
 1.125%, due 6/30/05...............   3,500,000      3,470,880
 2.00%, due 5/15/06................   5,000,000      4,987,890
 2.125%, due 8/31/04...............   7,000,000      7,054,138
 2.375%, due 8/15/06...............   5,000,000      5,015,624
 2.875%, due 6/30/04...............   1,511,000      1,528,590
 4.25%, due 8/15/13................   6,250,000      6,224,613
 4.75%, due 11/15/08...............   1,007,000      1,076,074
 5.00%, due 2/15/11................     648,000        693,689
 6.00%, due 8/15/09................     327,000        369,740
 6.125%, due 8/15/07...............     705,000        790,095
 6.75%, due 5/15/05................   1,511,000      1,629,283
 7.50%, due 2/15/05................     302,000        325,323
                                                  ------------
                                                    33,165,939
                                                  ------------
Total U.S. Government & Federal
 Agencies
 (Cost $147,093,882)...............                148,373,385(d)
                                                  ------------
YANKEE BONDS (1.3%) (f)

COMMERCIAL BANKS (0.5%)
Australia & New Zealand Banking
 Group Ltd.
 7.55%, due 9/15/06................     353,000        397,138
Inter-American Development Bank
 6.80%, due 10/15/25...............     604,000        710,397
Santander Financial Issuances
 6.375%, due 2/15/11...............     250,000        277,666
                                                  ------------
                                                     1,385,201
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
TELUS Corp.
 7.50%, due 6/1/07.................     100,000        111,058
                                                  ------------


                                      PRINCIPAL
                                       AMOUNT          VALUE
                                     -------------------------
FOREIGN GOVERNMENTS (0.3%)
Province of Manitoba
 5.50%, due 10/1/08................  $  250,000   $    270,045
Province of Quebec
 Series NJ
 7.50%, due 7/15/23................     302,000        365,194
                                                  ------------
                                                       635,239
                                                  ------------
INDUSTRIAL CONGLOMERATES (0.1%)
Tyco International Group SA
 6.375%, due 10/15/11..............     150,000        156,000
                                                  ------------
METALS & MINING (0.0%) (e)
Alcan, Inc.
 6.45%, due 3/15/11................     100,000        110,776
                                                  ------------
OIL & GAS (0.2%)
Canadian National Resources Ltd.
 5.45%, due 10/1/12................     100,000        102,828
Norsk Hydro ASA
 7.25%, due 9/23/27................     250,000        286,750
Petro-Canada
 4.00%, due 7/15/13................     100,000         91,655
                                                  ------------
                                                       481,233
                                                  ------------
ROAD & RAIL (0.1%)
Canadian National Railway Co.
 6.375%, due 10/15/11..............     100,000        110,292
                                                  ------------
Total Yankee Bonds
 (Cost $2,785,301).................                  2,989,799
                                                  ------------
Total Long-Term Bonds
 (Cost $204,312,350)...............                207,231,786
                                                  ------------
SHORT-TERM INVESTMENTS (13.6%)

COMMERCIAL PAPER (13.5%)
Citigroup Global Markets Holdings,
 Inc.
 1.031%, due 11/5/03 (c)...........   5,000,000      4,999,427
E.I. du Pont de Nemours & Co.
 1.011%, due 11/19/03 (c)..........   5,000,000      4,997,473
San Paolo IMI U.S. Financial Co.
 1.031%, due 11/24/03 (c)..........   5,000,000      4,996,709
Target Corp.
 1.01%, due 11/12/03 (c)...........   5,000,000      4,998,457
UBS Finance Delaware LLC
 1.03%, due 11/3/03 (c)............   8,814,000      8,813,496
                                                  ------------
Total Commercial Paper
 (Cost $28,805,562)................                 28,805,562
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SHORT-TERM INVESTMENTS (CONTINUED)
                                     PRINCIPAL
                                       AMOUNT        VALUE
                                     -----------------------
U.S. GOVERNMENT (0.1%)
United States Treasury Bill
 1.04%, due 3/4/04 (c).............  $  300,000   $    299,020
                                                  ------------
Total U.S. Government
 (Cost $299,020)...................                    299,020
                                                  ------------
Total Short-Term Investments
 (Cost $29,104,582)................                 29,104,582
                                                  ------------
Total Investments
 (Cost $233,416,932) (g)...........       110.0%   236,336,368(h)
Liabilities in Excess of
 Cash and Other Assets.............       (10.0)   (21,470,030)
                                     ----------     ----------
Net Assets.........................       100.0%  $214,866,338
                                     ==========   ============

FUTURES CONTRACTS (0.0%) (e)
                               CONTRACTS   UNREALIZED
                                LONG       APPRECIATION(h)
                               ---------------------------
United States Treasury Note
 December 2003 (5 Year)......      50          $32,203
                                               -------
Total Future Contracts
 (Settlement Value
 $5,590,625) (d).............                  $32,203
                                               =======

------------
(a) May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2003 is $23,432,966.
(c) Segregated, partially segregated or designated as collateral for futures contracts and TBAs.
(d) The combined market value of U.S. Government and Federal Agencies investments and settlement value of U.S. Treasury Note futures contracts represents 71.7% of net assets.
(e) Less than one tenth of a percent.
(f) Yankee bond-dollar-denominated bond issued in the United States by foreign banks and corporations.
(g) The cost for federal income tax purposes is $233,564,066.
(h) At October 31, 2003 net unrealized appreciation was $2,772,302, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,169,531 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,397,229.
(i) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2003


ASSETS:
 Investment in securities, at value (identified
   cost. $233,416,932)                              $236,336,368
 Receivables:
   Interest........................................    1,814,340
   Fund shares sold................................      549,969
   Variation margin on futures contracts...........        9,941
 Other assets......................................        5,389
                                                      -----------

       Total assets................................  238,716,007
                                                     -----------

LIABILITIES:
 Payables:
   Investment securities purchased.................   23,366,250
   Fund shares redeemed............................      306,116
   Manager.........................................       61,144
   Due to custodian................................       26,744
   Transfer agent..................................       11,573
   Custodian.......................................        9,764
   Directors.......................................        1,413
 Accrued expenses..................................       65,949
 Dividend payable..................................          716
                                                     -----------

       Total liabilities...........................   23,849,669
                                                     -----------

 Net assets........................................ $214,866,338
                                                     ===========

COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class................................... $     16,908
   Service Class...................................        2,832
 Additional paid-in capital........................  215,405,538
 Accumulated undistributed net investment income...      327,233
 Accumulated net realized loss on investments......
   and futures contracts                              (3,837,812)
 Net unrealized appreciation on investments........
   and futures contracts                               2,951,639
                                                     -----------

 Net assets........................................ $214,866,338
                                                     ===========

No-Load Class
 Net assets applicable to outstanding shares....... $184,051,274
                                                     ===========

 Shares of capital stock outstanding...............   16,907,757
                                                     ===========

 Net asset value per share outstanding.............  $     10.89
                                                     ===========

Service Class
 Net assets applicable to outstanding shares.......  $30,815,064
                                                     ===========

 Shares of capital stock outstanding...............    2,831,634
                                                     ===========

 Net asset value per share outstanding.............  $     10.88
                                                     ===========


STATEMENT OF OPERATIONS
For the year ended October 31, 2003


INVESTMENT INCOME:
 Income:
   Interest.................................................  $ 6,694,551
                                                              -----------

 Expenses:
   Manager..................................................      861,503
   Professional.............................................       69,321
   Transfer agent...........................................       67,328
   Custodian................................................       52,334
   Service--Service Class...................................       50,955
   Portfolio pricing........................................       40,689
   Shareholder communication................................       22,882
   Directors................................................       18,837
   Registration.............................................        3,924
   Miscellaneous............................................       41,750
                                                              -----------

       Total expenses before................................
        reimbursement                                           1,229,523
   Expense reimbursement from Manager.......................     (317,065)
                                                              -----------

       Net expenses.........................................      912,458
                                                              -----------
 Net investment income......................................    5,782,093
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain from:
   Security transactions....................................      885,767
   Futures transactions.....................................      124,937
                                                              -----------
 Net realized gain on investments...........................    1,010,704
                                                              -----------
 Net change in unrealized appreciation
   on investments:
   Security transactions....................................   (1,643,615)
   Futures transactions.....................................       (8,233)
                                                              -----------
 Net unrealized loss on investments.........................   (1,651,848)
                                                              -----------
 Net realized and unrealized loss on investments............     (641,144)
                                                              -----------
 Net increase in net assets resulting from operations.......  $ 5,140,949
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

INDEXED BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2003 and October 31, 2002

                                                                  2003           2002
                                                              ------------   ------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $  5,782,093   $  4,875,375
    Net realized gain on investments and futures
     contracts..............................................     1,010,704      1,556,615
    Net change in unrealized appreciation (depreciation) on
     investments and futures contracts......................    (1,651,848)       (95,832)
                                                              ------------   ------------
    Net increase in net assets resulting from operations....     5,140,949      6,336,158
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................    (5,405,294)    (7,548,303)
      Service Class.........................................      (688,954)      (984,765)
                                                              ------------   ------------
        Total dividends to shareholders.....................    (6,094,248)    (8,533,068)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................   114,645,556     75,786,734
      Service Class.........................................    27,017,252     10,302,630
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................     5,371,984      7,005,420
      Service Class.........................................       688,954        912,723
                                                              ------------   ------------
                                                               147,723,746     94,007,507
    Cost of shares redeemed:
      No-Load Class.........................................   (60,146,907)   (37,335,728)
      Service Class.........................................   (14,596,471)    (3,995,484)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................    72,980,368     52,676,295
                                                              ------------   ------------
      Net increase in net assets............................    72,027,069     50,479,385
NET ASSETS:
  Beginning of year.........................................   142,839,269     92,359,884
                                                              ------------   ------------
  End of year...............................................  $214,866,338   $142,839,269
                                                              ============   ============
  Accumulated undistributed net investment income (loss) at
    end of year.............................................  $    327,233   $   (274,092)
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                      NO-LOAD CLASS
                                         -----------------------------------------------------------------------

                                                              YEAR ENDED OCTOBER 31
                                         ----------------------------------------------------------------
                                           2003                 2002          2001                 2000
                                         --------             --------      --------             --------
Net asset value at beginning of
 period................................  $  10.86             $  11.21      $  10.73             $  10.76
                                         --------             --------      --------             --------
Net investment income..................      0.39                 0.52(c)       0.65(c)(d)           0.72
Net realized and unrealized gain (loss)
 on investments........................      0.04                 0.08          0.72(d)              0.00(b)
                                         --------             --------      --------             --------
Total from investment operations.......      0.43                 0.60          1.37                 0.72
                                         --------             --------      --------             --------
Less dividends:
From net investment income.............     (0.40)               (0.95)        (0.89)               (0.75)
                                         --------             --------      --------             --------
Net asset value at end of period.......  $  10.89             $  10.86      $  11.21             $  10.73
                                         ========             ========      ========             ========
Total investment return................      3.97%                5.92%        13.44%                7.27%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income.................      3.39%                4.83%         6.00%(d)             6.63%
 Net expenses..........................      0.50%                0.50%         0.50%                0.50%
 Expenses (before reimbursement).......      0.68%                0.74%         0.71%                0.63%
Portfolio turnover rate................       110%                  56%           57%                  20%
Net assets at end of period (in
 000's)................................  $184,051             $125,169      $ 81,890             $136,033

                                                   NO-LOAD CLASS
                                         ---------------------------------
                                          JANUARY 1
                                           THROUGH             YEAR ENDED
                                         OCTOBER 31,          DECEMBER 31,
                                            1999*                 1998
                                         -----------          ------------
Net asset value at beginning of
 period................................   $  10.93              $  10.74
                                          --------              --------
Net investment income..................       0.62                  0.69
Net realized and unrealized gain (loss)
 on investments........................      (0.79)                 0.19
                                          --------              --------
Total from investment operations.......      (0.17)                 0.88
                                          --------              --------
Less dividends:
From net investment income.............        --                  (0.69)
                                          --------              --------
Net asset value at end of period.......   $  10.76              $  10.93
                                          ========              ========
Total investment return................      (1.56%)(a)             8.21%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income.................       6.42%+                6.37%
 Net expenses..........................       0.50%+                0.50%
 Expenses (before reimbursement).......       0.62%+                0.65%
Portfolio turnover rate................         31%                   14%
Net assets at end of period (in
 000's)................................   $145,427              $156,244

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.
(c) Per share data based on average shares outstanding during the period.
(d) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.02)      ($0.02)
Increase net realized and unrealized gains and losses.......    0.02         0.02
Decrease ratio of net investment income.....................   (0.16%)      (0.15%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                  SERVICE CLASS
    -------------------------------------------------------------------------
                                                    JANUARY 1
               YEAR ENDED OCTOBER 31                 THROUGH      YEAR ENDED
    --------------------------------------------   OCTOBER 31,   DECEMBER 31,
      2003       2002       2001          2000        1999*          1998
    --------   --------   --------      --------   -----------   ------------
    $  10.85   $  11.19   $  10.70      $  10.74    $  10.92       $  10.74
    --------   --------   --------      --------    --------       --------
        0.36       0.49(c)    0.62(c)(d)    0.67        0.61           0.66
        0.04       0.08       0.73(d)       0.01       (0.79)          0.18
    --------   --------   --------      --------    --------       --------
        0.40       0.57       1.35          0.68       (0.18)          0.84
    --------   --------   --------      --------    --------       --------
       (0.37)     (0.91)     (0.86)        (0.72)        --           (0.66)
    --------   --------   --------      --------    --------       --------
    $  10.88   $  10.85   $  11.19      $  10.70    $  10.74       $  10.92
    ========   ========   ========      ========    ========       ========
        3.71%      5.61%     13.21%         6.87%      (1.65%)(a)       7.86%
        3.14%      4.58%      5.75%(d)      6.38%       6.17%+         6.12%
        0.75%      0.75%      0.75%         0.75%       0.75%+         0.75%
        0.93%      0.99%      0.96%         0.88%       0.87%+         0.90%
         110%        56%        57%           20%         31%            14%
    $ 30,815   $ 17,670   $ 10,470      $  3,634    $  3,345       $  3,881

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Money Market Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2003, the markets felt the impact of a war in Iraq, ongoing tensions in the Middle East, growing domestic budget deficits, and high unemployment figures. In the money markets, however, the primary influence was interest rates.

During the 12 months ended October 31, 2003, the Federal Reserve lowered the targeted federal funds rate twice. On November 6, 2002, the Federal Open Market Committee reduced the targeted federal funds rate 50 basis points to 1.25%. On June 25, 2003, the FOMC lowered the targeted federal funds rate by another 25 basis points to a low 1.00%. The targeted federal funds rate remained unchanged for the remainder of the reporting period.

Yields on most short-term debt instruments generally moved in line with the Federal Reserve action and declined over the 12 months ended October 31, 2003.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2003, Eclipse Money Market Fund returned 0.83% for No-Load Class shares, 0.58% for Service Class shares, and 0.33% for Sweep Shares Class shares. Both No-Load Class and Service Class shares outperformed the 0.50% return of the average Lipper(1) money market fund over the same period. Sweep Shares Class shares are measured against a different benchmark, and they underperformed the 0.56% return of the iMoneyNet First Tier Retail Fund Average(2) for the 12 months ended October 31, 2003.

STRATEGIES AND SECTORS

During the 12 months ended October 31, 2003, the Fund's duration strategy sought to help the Fund benefit as short-term rates declined. Generally, when a Fund has a longer duration, it is slower to react when interest rates decline, which may strengthen relative performance. The maximum allowable duration for the Fund is 90 days, and the Fund maintained its duration at the longer end of its allowable range. At the end of the period, for example, the Fund's duration was 82 days, compared to 61 days on October 31, 2002.

There were two primary ways in which we added duration to the Fund. First, we purchased corporate securities for the Fund's portfolio, including Citigroup 5.70% bonds of 2/6/04 and International Lease Finance 4.40% notes of 8/15/03. Both of these issues were purchased in January of 2003. In June, we also purchased a Diageo Capital 6.625% obligation of 6/24/04 and an Abbott Laboratories 5.125% issue maturing on 7/1/04. Second, we purchased Yankee certificates of deposit in the longer maturity range (four months or longer). Some names included Barclays, Toronto Dominion Bank, HBOS Treasury Services, Rabobank, and Lloyds TSB Bank.

We continue to see attractive yield potential in the asset-backed securities sector. During the reporting period, some of the Fund's investments in asset-backed securities included auto deals from Nissan, Regions Bank, World Omni, USAA, and Capital One. The Fund also invested in equipment deals from John Deere and CIT Equipment.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND YIELDS WILL FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. The iMoneyNet First Tier Retail Fund Average is unmanaged and includes only nongovernment retail funds that are not holding any second-tier securities. Portfolio holdings of first-tier funds include U.S. Treasury securities, U.S. repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating-rate notes, and asset-backed commercial paper. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index or an average.

We invested a portion of the Fund's assets in floating-rate securities. Some of the names included General Electric, Lehman Brothers Holdings, American Honda Finance, and Household Finance. The Fund was also active in the bank sector, purchasing corporate bonds of Citicorp and Bank of America during the reporting period. The Fund also purchased domestic certificates of deposit from State Street Bank and bank notes of LaSalle Bank.

During the 12-month reporting period, significant weighting changes included an increase in the Fund's exposure to floating-rate securities and a larger commitment to asset-backed securities.

LOOKING AHEAD

In the coming quarter, we expect the Federal Reserve to remain on hold as it reviews economic data in search of a clearer picture of the economy's future potential. Whatever the markets or the economy may bring, the Fund will continue to seek a high level of income while preserving capital and maintaining liquidity.

MARK C. BOYCE
DAVID E. CLEMENT, CFA
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                        ECLIPSE MONEY MARKET FUND VERSUS
                        AVERAGE LIPPER MONEY MARKET FUND
                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES GRAPH]

                                                                 ECLIPSE MONEY MARKET FUND       AVERAGE LIPPER MONEY MARKET FUND
                                                                 -------------------------       --------------------------------
10/31/93                                                                 $ 10,000                            $ 10,000
94                                                                         10,349                              10,326
95                                                                         10,925                              10,872
96                                                                         11,491                              11,400
97                                                                         12,092                              11,953
98                                                                         12,734                              12,539
99                                                                         13,346                              13,090
00                                                                         14,145                              13,811
01                                                                         14,806                              14,385
02                                                                         15,049                              14,550
10/31/03                                                                   15,174                              14,623

                              $10,000 INVESTED IN
                        ECLIPSE MONEY MARKET FUND VERSUS
                        AVERAGE LIPPER MONEY MARKET FUND
                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                                 ECLIPSE MONEY MARKET FUND       AVERAGE LIPPER MONEY MARKET FUND
                                                                 -------------------------       --------------------------------
10/31/93                                                                $ 10,000.00                         $ 10,000.00
94                                                                        10,324.00                           10,326.00
95                                                                        10,881.00                           10,872.00
96                                                                        11,416.00                           11,400.00
97                                                                        11,983.00                           11,953.00
98                                                                        12,587.00                           12,539.00
99                                                                        13,160.00                           13,090.00
00                                                                        13,913.00                           13,811.00
01                                                                        14,527.00                           14,385.00
02                                                                        14,729.00                           14,550.00
10/31/03                                                                  14,814.00                           14,623.00

                              $10,000 INVESTED IN
                        ECLIPSE MONEY MARKET FUND VERSUS
                    IMONEYNET FIRST TIER RETAIL FUND AVERAGE
                           SWEEP SHARES CLASS SHARES
[SWEEP SHARES CLASS SHARES GRAPH]

                                                                                                 IMONEYNET FIRST TIER RETAIL FUND
                                                                 ECLIPSE MONEY MARKET FUND                   AVERAGE
                                                                 -------------------------       --------------------------------
10/31/93                                                                $ 10,000.00                         $ 10,000.00
94                                                                        10,298.00                           10,332.00
95                                                                        10,804.00                           10,889.00
96                                                                        11,279.00                           11,426.00
97                                                                        11,805.00                           11,995.00
98                                                                        12,370.00                           12,600.00
99                                                                        12,886.00                           13,170.00
00                                                                        13,590.00                           13,912.00
01                                                                        14,154.00                           14,506.00
02                                                                        14,315.00                           14,685.00
10/31/03                                                                  14,362.00                           14,766.00

[LEGEND:]

--ECLIPSE MONEY MARKET FUND --Average Lipper money market fund
--iMoneyNet First Tier Retail Fund Average
Source: Lipper Inc., 10/31/03

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/93.

                                                                      AVERAGE ANNUAL TOTAL RETURNS(1)
                 PERFORMANCE                                               AS OF OCTOBER 31, 2003
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              7-DAY
                                                                      ONE YEAR   FIVE YEARS   10 YEARS   CURRENT YIELD(2)
-------------------------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund No-Load Class(3)                              0.83%       3.57%       4.26%          0.60%
Eclipse Money Market Fund Service Class(3)                              0.58        3.31        4.01           0.35
Eclipse Money Market Fund Sweep Shares
 Class(3)                                                               0.33        3.03        3.69           0.10
Average Lipper money market fund(4)                                     0.50        3.15        3.97            n/a
iMoneyNet First Tier Retail Fund Average(5)                             0.56        3.25        3.99            n/a

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------


                     NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

Year ended December 31, 1994                                                     3.88
Year ended December 31, 1995                                                     5.63
Year ended December 31, 1996                                                     5.11
Year ended December 31, 1997                                                     5.27
Year ended December 31, 1998                                                     5.25
10 months ended October 31, 1999                                                 3.96
Year ended October 31, 2000                                                      5.98
Year ended October 31, 2001                                                      4.67
Year ended October 31, 2002                                                      1.65
Year ended October 31, 2003                                                      0.83

--------------------------------------------------------------------------------


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1. Total returns reflect reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

2. As of 10/31/03, Eclipse Money Market Fund had an effective 7-day yield of 0.60% for the No-Load Class; 0.35% for the Service Class; and 0.10% for the Sweep Shares Class. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the current 7-day yield would have been 0.54% and 0.54% for the No-Load Class; 0.29% and 0.29% for the Service Class; and 0.04% and 0.04% for the Sweep Shares Class. These expense limitations are voluntary and may be terminated or revised at any time. The current yield is more reflective of the Fund's earnings than the total return.

3. Performance figures for the Sweep Shares Class, first offered to the public on 12/8/98, include the historical performance of the Service Class from the Service Class's inception on 1/1/95 through 12/7/98. Performance figures for these classes will vary after 12/7/98, based on differences in their expense structures. Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 through 12/31/94. Performance figures for these two classes will vary after 12/31/94, based on differences in their expense structures.

4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

5. The iMoneyNet First Tier Retail Fund Average is unmanaged and includes only nongovernment retail funds that are not holding any second-tier securities. Portfolio holdings of first-tier funds include U.S. Treasury securities, U.S. repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating-rate notes, and asset-backed commercial paper. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index or an average.

INFORMATION ABOUT ECLIPSE MONEY MARKET FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003

SHORT-TERM INVESTMENTS (99.9%)+
                                  PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
                                 --------------------------
ASSET-BACKED SECURITIES (7.9%)
Capital One Auto Finance Trust
 Series 2003-A Class A1
 1.251%, due 6/15/04 (c).......  $ 2,152,720   $  2,152,720
Capital One Prime Auto
 Receivables Trust
 Series 2003-1 Class A1
 1.259%, due 6/15/04 (c).......       28,883         28,883
Carmax Auto Owner Trust
 Series 2003-2 Class A1
 1.13%, due 11/15/04 (c).......    2,000,000      2,000,000
CIT Equipment Collateral
 Series 2003-EF1 Class A1
 1.139%, due 10/15/04 (c)......    3,794,073      3,794,073
GE Commercial Equipment
 Financing LLC
 Series 2003-1 Class A1
 1.08%, due 9/20/04 (b)(c).....   11,112,766     11,112,766
John Deere Owner Trust
 Series 2003-A Class A1
 1.081%, due 8/15/04 (c).......    2,056,637      2,056,637
Nissan Auto Lease Trust
 Series 2002-A Class A1
 1.166%, due 10/15/04 (c)......    5,000,000      5,000,000
USAA Auto Owner Trust
 Series 2003-1 Class A1
 1.052%, due 7/15/04 (b)(c)....    2,637,167      2,637,167
Volkswagen Auto Loan Enhanced
 Trust
 Series 2003-1 Class A1
 1.005%, due 7/20/04 (b)(c)....    2,577,455      2,577,455
Whole Auto Loan Trust
 Series 2003-1 Class A1
 1.10%, due 9/15/04 (c)........    8,603,089      8,603,089
World Omni Auto Receivables
 Trust, Series 2003-A Class A1
 1.30%, due 3/15/04 (c)........      334,667        334,667
                                               ------------
                                                 40,297,457
                                               ------------
CERTIFICATES OF DEPOSIT (12.1%)
Barclay's Bank PLC NY
 1.32%, due 1/29/04 (c)(d).....    7,000,000      7,000,000
BNP Paribas S.A.
 1.345%, due 1/29/04 (c)(d)....   10,000,000     10,002,280
Lloyds Bank PLC NY
 1.065%, due 12/15/03 (c)(e)...   10,000,000     10,000,061
Rabobank Nederland N.V. NY
 1.18%, due 7/30/04 (c)(e).....   25,000,000     25,001,867
State Street Bank & Trust
 1.00%, due 11/10/03 (c).......   10,000,000     10,000,000
                                               ------------
                                                 62,004,208
                                               ------------
COMMERCIAL PAPER (57.0%)
American Honda Finance Corp.
 1.04%, due 11/5/03............    6,000,000      5,999,307
Banco Santander Puerto Rico
 1.07%, due 11/4/03............   10,000,000      9,999,108
Barton Capital Corp.
 1.05%, due 11/12/03 (a).......    6,841,000      6,838,805
BP Capital Markets PLC
 1.04%, due 12/19/03...........    4,229,000      4,223,136
Cafco LLC
 1.05%, due 11/21/03 (a).......   17,000,000     16,990,083


                                  PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
                                 --------------------------
COMMERCIAL PAPER (CONTINUED)
Ciesco LP
 1.05%, due 12/10/03...........  $ 7,950,000   $  7,940,957
 1.07%, due 11/3/03 (a)........   10,000,000      9,999,405
CIT Group, Inc.
 1.15%, due 2/2/04.............    8,000,000      7,976,233
Credit Suisse First Boston USA
 Inc.
 1.05%, due 11/14/03 (a).......    3,439,000      3,437,696
Danske Corp.
 1.04%, due 12/11/03...........    3,800,000      3,795,609
 1.06%, due 12/12/03...........    5,000,000      4,993,964
Delaware Funding Corp
 1.04%, due 11/21/03 (a).......    3,142,000      3,140,185
 1.05%, due 12/1/03 (a)........    6,000,000      5,994,750
 1.08%, due 1/13/04 (a)........   10,000,000      9,978,100
Diageo Capital PLC
 1.07%, due 1/15/04 (a)........    5,000,000      4,988,854
 1.08%, due 1/21/04 (a)........    8,894,000      8,872,388
Edison Asset Securitization LLC
 1.05%, due 11/17/03 (a).......    6,001,000      5,998,200
General Electric Capital Corp.
 1.04%, due 12/17/03...........    2,328,000      2,324,906
 1.07%, due 1/15/04............    6,513,000      6,498,482
Goldman Sachs Group, Inc. (The)
 0.95%, due 11/13/03...........    5,000,000      4,998,417
Govco, Inc.
 1.07%, due 11/6/03-12/2/03
 (a)...........................   15,052,000     15,046,218
HBOS Treasury Services
 1.05%, due 11/20/03...........    3,300,000      3,298,172
 1.06%, due 12/15/03...........    7,900,000      7,889,765
 1.15%, due 11/19/03...........    1,817,000      1,815,955
Ing America Insurance Holdings
 1.07%, due 1/22/04............    9,751,000      9,727,235
KfW International Finance, Inc.
 1.04%, due 11/13/03 (a).......   10,000,000      9,996,533
Liberty Street Funding Co.
 1.06%, due 12/9/03-12/18/03
 (a)...........................   14,078,000     14,059,598
Market Street Funding Corp.
 1.06%, due 11/7/03-11/18/03
 (a)...........................   13,803,000     13,797,323
Marshall & Ilsley Corp.
 1.07%, due 11/4/03............   15,000,000     14,998,662
McGraw-Hill Companies, Inc.
 1.00%, due 11/12/03...........    8,126,000      8,123,517
Morgan Stanley Dean Witter &
 Co.
 1.04%, due 11/4/03............   10,000,000      9,999,133
Nordea North America, Inc.
 1.07%, due 1/5/04.............    6,000,000      5,988,408
Park Avenue Receivables Corp.
 1.05%, due 11/24/03 (a).......   10,362,000     10,355,049
Quebec Province
 1.06%, due 1/14/04............   10,000,000      9,978,211
Sheffield Receivables Corp.
 1.08%, due 2/25/04 (a)(b)(c)..    5,000,000      5,000,000
Three Pillars Funding Corp.
 1.05%, due 11/26/03 (a).......   11,219,000     11,210,819
Toronto Dominion Holdings
 1.06%, due 12/22/03...........    5,251,000      5,243,115
                                               ------------
                                                291,516,298
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SHORT-TERM INVESTMENTS (CONTINUED)
                                  PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
                                 --------------------------
CORPORATE BONDS (9.6%)
Abbott Laboratories
 5.13%, due 7/1/04.............  $ 5,000,000   $  5,130,637
Citigroup, Inc.
 5.70%, due 2/6/04.............   20,000,000     20,226,000
Diageo Capital PLC
 6.625%, due 6/24/04...........    3,000,000      3,104,194
LaSalle Bank NA
 1.06%, due 12/3/03............   10,000,000     10,000,000
Tennessee Valley Authority
 4.75%, due 7/15/04............    5,000,000      5,129,218
Wachovia Corp.
 7.10%, due 8/15/04............    5,000,000      5,228,637
                                               ------------
                                                 48,818,686
                                               ------------
FEDERAL AGENCIES (5.8%)
Federal Home Loan Mortgage
 Corporation
 5.00%, due 5/15/04............    5,000,000      5,101,630
Federal Mortgage Corporation
 1.10%, due 1/12/04............   20,241,000     20,196,470
 1.40%, due 9/21/04............    4,000,000      4,000,000
Federal National Mortgage
 Association
 1.04%, due 12/3/03............      370,000        369,658
                                               ------------
                                                 29,667,758
                                               ------------
MEDIUM-TERM NOTES (7.5%)
American Honda Finance Corp.
 1.09%, due 9/16/04 (a)(b)(c)..   10,000,000     10,000,000
General Electric Capital Corp.
 Series A
 1.323%, due 9/24/04 (b)(c)....    5,000,000      5,007,656
 Series E
 5.75%, due 4/6/04 (c)(d)......    2,500,000      2,549,957
Household Finance Corp.
 1.13%, due 8/18/04 (b)(c).....   10,000,000     10,000,000
Lehman Brothers Holdings, Inc.
 Series G
 1.513%, due 9/20/04
 (a)(b)(c).....................    5,000,000      5,016,117
Merrill Lynch & Co., Inc.
 Series B
 5.35%, due 6/15/04 (c)........    5,800,000      5,948,002
                                               ------------
                                                 38,521,732
                                               ------------
Total Short-Term Investments
 (Amortized Cost $510,826,139)
 (f)...........................         99.9%   510,826,139
Cash and Other Assets,
 Less Liabilities..............          0.1        586,408
                                 -----------   ------------
Net Assets.....................        100.0%  $511,412,547
                                 ===========   ============

------------

(a)  May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at October 31, 2003.
(c)  Coupon interest bearing security.
(d) Eurodollar certificate of deposit (CD)--CD issued by banks outside the United States, primarily in Europe, with interest and principal paid in dollars.
(e)  Yankee certificate of deposit
     (CD)--dollar-denominated CD issued in the United
     States by foreign banks and corporations.
(f) The cost stated also represents the aggregate cost for federal income tax purposes.

The table below sets forth the diversification of Money Market Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                     AMORTIZED
                                        COST        PERCENT +
                                    -------------------------
Beverages--Wine/Spirits...........  $ 16,965,436        3.3%
Commercial Banks--Central U.S.....    24,998,663        4.9
Commercial Banks--Eastern U.S.....    35,001,867        6.8
Commercial Banks--Non-U.S.........    27,021,096        5.3
Diversified Financial Services....    36,607,000        7.2
Finance--Auto Loans...............    39,333,288        7.7
Finance--Commercial...............     7,976,233        1.6
Finance--Consumer Loans...........    10,000,000        2.0
Finance--Equipment Loans..........    16,963,476        3.3
Finance--Financial Assets.........    11,210,819        2.2
Finance--Investment
 Banker/Broker....................    25,961,670        5.1
Finance--Investment Banks.........     9,727,235        1.9
Finance--Other Services...........    25,401,266        5.0
Finance--Receivables..............    99,737,406       19.5
Investment Companies..............     3,437,696        0.7
Medical--Drugs....................     5,130,637        1.0
Money Center Banks................    43,005,341        8.4
Multimedia........................     8,123,517        1.6
Oil Companies Integrated..........     4,223,136        0.8
Regional Authority................     9,978,211        1.9
Sovereign Agency..................    34,796,975        6.8
Special Purpose Banks.............     9,996,533        1.9
Super--Regional Banks--U.S........     5,228,638        1.0
                                    ------------     ------
                                     510,826,139       99.9
Cash and Other Assets,
 Less Liabilities.................       586,408        0.1
                                    ------------     ------
Net Assets........................  $511,412,547      100.0%
                                    ============     ======

------------
+  Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2003


ASSETS:
 Investment in securities, at value (amortized
   cost $510,826,139).............................  $510,826,139
 Cash.............................................           583
 Receivables:
   Fund shares sold...............................     2,290,696
   Interest.......................................     1,265,574
 Other assets.....................................         9,358
                                                    ------------
       Total assets...............................   514,392,350
                                                    ------------
LIABILITIES:
 Payables:
   Fund shares redeemed...........................     2,488,030
   Manager........................................       199,230
   NYLIFE Distributors............................       120,542
   Shareholder communication......................        85,880
   Transfer agent.................................        17,783
   Directors......................................         2,899
   Custodian......................................         8,816
 Accrued expenses.................................        56,114
 Dividend payable.................................           509
                                                    ------------
       Total liabilities..........................     2,979,803
                                                    ------------
 Net assets.......................................  $511,412,547
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   12 billion shares authorized
   No-Load Class..................................  $    221,068
   Service Class..................................        17,498
   Sweep Shares Class.............................       272,836
 Additional paid-in capital.......................   510,892,834
 Accumulated undistributed net realized gain on
   investments....................................         8,311
                                                    ------------
 Net assets.......................................  $511,412,547
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $221,058,320
                                                    ============
 Shares of capital stock outstanding..............   221,067,728
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $ 17,498,100
                                                    ============
 Shares of capital stock outstanding..............    17,498,068
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============
Sweep Shares Class
 Net assets applicable to outstanding shares......  $272,856,127
                                                    ============
 Shares of capital stock outstanding..............   272,836,118
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============


STATEMENT OF OPERATIONS
For the year ended October 31, 2003


INVESTMENT INCOME:
 Income:
   Interest.........................................  $7,561,013
                                                      ----------
 Expenses:
   Manager..........................................   2,839,248
   Distribution--Sweep Shares Class.................     704,737
   Service--Sweep Shares Class......................     704,737
   Service--Service Class...........................      38,677
   Professional.....................................     170,314
   Shareholder communication........................     146,084
   Transfer agent...................................     105,395
   Custodian........................................      55,207
   Registration.....................................      46,023
   Directors........................................      41,711
   Portfolio pricing................................       3,676
   Miscellaneous....................................      18,601
                                                      ----------
       Total expenses before
        reimbursement...............................   4,874,410
   Expense reimbursement from Manager...............    (587,013)
                                                      ----------
       Net expenses.................................   4,287,397
                                                      ----------
 Net investment income..............................   3,273,616
                                                      ----------
REALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments...................       8,311
                                                      ----------
 Net increase in net assets resulting from
   operations.......................................  $3,281,927
                                                      ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2003 and October 31, 2002

                                                                  2003            2002
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $   3,273,616   $   6,696,979
    Net realized gain on investments........................          8,311          16,133
                                                              -------------   -------------
    Net increase in net assets resulting from operations....      3,281,927       6,713,112
                                                              -------------   -------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................     (2,263,628)     (3,332,227)
      Service Class.........................................        (85,667)        (73,417)
      Sweep Shares Class....................................       (924,321)     (3,291,335)
    From net realized gain on investments:
      No-Load Class.........................................         (8,060)         (1,968)
      Service Class.........................................           (313)            (29)
      Sweep Shares Class....................................         (7,760)         (3,166)
                                                              -------------   -------------
        Total dividends and distributions to shareholders...     (3,289,749)     (6,702,142)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    490,606,863     379,306,903
      Service Class.........................................     29,010,391      11,910,019
      Sweep Shares Class....................................     97,731,999     130,385,632
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................      2,250,176       3,314,491
      Service Class.........................................         84,448          73,360
      Sweep Shares Class....................................        932,002       3,294,182
                                                              -------------   -------------
                                                                620,615,879     528,284,587
    Cost of shares redeemed:
      No-Load Class.........................................   (601,715,257)   (252,199,432)
      Service Class.........................................    (23,255,832)     (2,009,283)
      Sweep Shares Class....................................   (117,116,374)   (127,408,801)
                                                              -------------   -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (121,471,584)    146,667,071
                                                              -------------   -------------
      Net increase (decrease) in net assets.................   (121,479,406)    146,678,041
NET ASSETS:
  Beginning of year.........................................    632,891,953     486,213,912
                                                              -------------   -------------
  End of year...............................................  $ 511,412,547   $ 632,891,953
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                           NO-LOAD CLASS
                                   ----------------------------------------------------------------------------------------------
                                                                                                  JANUARY 1
                                                      YEAR ENDED OCTOBER 31                        THROUGH            YEAR ENDED
                                   -----------------------------------------------------------   OCTOBER 31,         DECEMBER 31,
                                     2003                2002                2001       2000        1999*                1998
                                   --------            --------            --------   --------   -----------         ------------
Net asset value at beginning of
 period..........................  $   1.00            $   1.00            $   1.00   $   1.00    $   1.00             $   1.00
                                   --------            --------            --------   --------    --------             --------
Net investment income............      0.01                0.02                0.04       0.06        0.04                 0.05
Net realized gain on
 investments.....................      0.00(a)             0.00(a)              --         --          --                   --
                                   --------            --------            --------   --------    --------             --------
Total from investment
 operations......................      0.01                0.02                0.04       0.06        0.04                 0.05
                                   --------            --------            --------   --------    --------             --------
Less dividends and distributions:
From net investment income.......     (0.01)              (0.02)              (0.04)     (0.06)      (0.04)               (0.05)
From net realized gain on
 investments.....................     (0.00)(a)           (0.00)(a)             --         --          --                   --
                                   --------            --------            --------   --------    --------             --------
Total dividends and
 distributions...................     (0.01)              (0.02)              (0.04)     (0.06)      (0.04)               (0.05)
                                   --------            --------            --------   --------    --------             --------
Net asset value at end of
 period..........................  $   1.00            $   1.00            $   1.00   $   1.00    $   1.00             $   1.00
                                   ========            ========            ========   ========    ========             ========
Total investment return..........      0.83%               1.65%               4.67%      5.98%       3.96%(b)             5.25%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income...........      0.84%               1.61%               4.50%      5.81%       4.68%+               5.12%
 Net expenses....................      0.50%               0.50%               0.50%      0.50%       0.50%+               0.50%
 Expenses (before
   reimbursement)................      0.60%               0.62%               0.61%      0.57%       0.62%+               0.63%
Net assets at end of period (in
 000's)..........................  $221,058            $329,921            $199,495   $160,942    $246,713             $194,338

------------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                         SERVICE CLASS
    ----------------------------------------------------------------------------------------
                                                             JANUARY 1
                    YEAR ENDED OCTOBER 31                     THROUGH            YEAR ENDED
    -----------------------------------------------------   OCTOBER 31,         DECEMBER 31,
      2003             2002             2001       2000        1999*                1998
    --------         --------         --------   --------   -----------         ------------
    $   1.00         $   1.00         $   1.00   $   1.00    $   1.00             $   1.00
    --------         --------         --------   --------    --------             --------
        0.01             0.01             0.04       0.06        0.04                 0.05
        0.00(a)          0.00(a)           --         --          --                   --
    --------         --------         --------   --------    --------             --------
        0.01             0.01             0.04       0.06        0.04                 0.05
    --------         --------         --------   --------    --------             --------
       (0.01)           (0.01)           (0.04)     (0.06)      (0.04)               (0.05)
       (0.00)(a)        (0.00)(a)          --         --          --                   --
    --------         --------         --------   --------    --------             --------
       (0.01)           (0.01)           (0.04)     (0.06)      (0.04)               (0.05)
    --------         --------         --------   --------    --------             --------
    $   1.00         $   1.00         $   1.00   $   1.00    $   1.00             $   1.00
    ========         ========         ========   ========    ========             ========
        0.58%            1.39%            4.41%      5.72%       3.74%(b)             4.99%
        0.59%            1.36%            4.25%      5.56%       4.43%+               4.87%
        0.75%            0.75%            0.75%      0.75%       0.75%+               0.75%
        0.85%            0.87%            0.86%      0.82%       0.87%+               0.88%
    $ 17,498         $ 11,659         $  1,685   $  1,586    $  5,630             $103,765

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                       SWEEP SHARES CLASS
                                -------------------------------------------------------------------------------------------------
                                                                                                  JANUARY 1           DECEMBER 8
                                                    YEAR ENDED OCTOBER 31                          THROUGH             THROUGH
                                --------------------------------------------------------------   OCTOBER 31,         DECEMBER 31,
                                  2003                2002                2001          2000        1999*               1998**
                                --------            --------            --------      --------   -----------         ------------
Net asset value at beginning
 of period....................  $   1.00            $   1.00            $   1.00      $   1.00    $   1.00             $   1.00
                                --------            --------            --------      --------    --------             --------
Net investment income.........      0.00(a)             0.01                0.04          0.05        0.04                 0.00(a)
Net realized gain on
 investments..................      0.00(a)             0.00(a)              --            --          --                   --
                                --------            --------            --------      --------    --------             --------
Total from investment
 operations...................      0.00(a)             0.01                0.04          0.05        0.04                 0.00(a)
                                --------            --------            --------      --------    --------             --------
Less dividends and
 distributions:
From net investment income....     (0.00)(a)           (0.01)              (0.04)        (0.05)      (0.04)               (0.00)(a)
From net realized gain on
 investments..................     (0.00)(a)           (0.00)(a)             --            --          --                   --
                                --------            --------            --------      --------    --------             --------
Total dividends and
 distributions................     (0.00)(a)           (0.01)              (0.04)        (0.05)      (0.04)               (0.00)(a)
                                --------            --------            --------      --------    --------             --------
Net asset value at end of
 period.......................  $   1.00            $   1.00            $   1.00      $   1.00    $   1.00             $   1.00
                                ========            ========            ========      ========    ========             ========
Total investment return.......      0.33%               1.14%               4.15%         5.46%       3.53%(b)             0.31%(b)
Ratios (to average net
 assets)/
 Supplemental Data:
 Net investment income........      0.34%               1.11%               4.00%         5.31%       4.18%+               4.62%+
 Net expenses.................      1.00%               1.00%               1.00%         1.00%       1.00%+               1.00%+
 Expenses (before
   reimbursement).............      1.10%               1.12%               1.11%         1.07%       1.12%+               1.13%+
Net assets at end of period
 (in 000's)...................  $272,856            $291,312            $285,034      $221,935    $152,268             $  6,957

------------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Sweep Shares Class first offered on December 8, 1998.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Short Term Bond Fund
--------------------------------------------------------------------------------

Since the end of the recession nearly two years ago, economic growth has been fairly uneven. Measured in terms of the duration and decline in real gross domestic product, the recession of 2001 was relatively modest. Even so, corporate profits and business capital spending declined precipitously and nonfarm payroll employment has fallen by approximately $2.8 million since the beginning of the recession. In the absence of pricing power to drive increases in revenue, companies have focused on cutting labor costs to improve profitability. With productivity running at high levels, companies have been able to meet demand without increasing their payrolls.

Despite the poor labor market, consumer spending remained strong during the 12 months ended October 31, 2003. This was due in large part to tax cuts and mortgage refinancings, which provided many consumers with additional disposable income. Job insecurity and the possibility of war in the Middle East, however, did have an impact on consumer confidence and spending. The 2002 holiday season was rather lackluster for retailers. In addition, the financial markets were highly volatile during the first half of the reporting period due to developments related to Iraq.

Financial conditions improved once major combat operations in Iraq came to an end. Oil prices declined and consumer confidence rose sharply. In addition, the equity markets rebounded from their March lows and corporate bonds, whose fortunes are often closely tied to the economy, generated better returns than Treasury bonds with similar maturities.

In response to the uncertain economic environment, the Federal Reserve lowered the targeted federal funds rate twice during the reporting period. The first cut of 50 basis points occurred in November 2002 and the second cut of 25 basis points brought the targeted federal funds rate to a low 1.00% in June, where it remains today. In May of 2003, the Federal Reserve adopted a new approach by issuing separate assessments for the growth outlook and the inflation outlook. Interest rates fell sharply following the release of the Fed's May statement, which indicated that further drops in inflation would not be desirable. Rates continued to fall through the middle of June as various Fed members spoke of the need to act preemptively to prevent the economy from slipping into a deflationary environment. The yield on the benchmark two-year Treasury note fell to 1.08% in June.

The decline in interest rates sparked a significant increase in mortgage refinancing over the spring and summer of 2003. The federal government also passed additional fiscal stimulus in the form of tax cuts for individuals and small businesses. By the end of the reporting period, it appeared that the economy had turned the corner. According to preliminary estimates by the Bureau of Economic Analysis, in the third quarter of 2003, real gross domestic product grew at a seasonally adjusted annual rate of 8.2%--the fastest growth in nearly 20 years. Stronger economic data resulted in bond yields rising substantially during July and August. The yield on the two-year Treasury note climbed to 2.04% in early September before dipping back to 1.82% on October 31, 2003.

PERFORMANCE REVIEW

For the one-year period ended October 31, 2003, Eclipse Short Term Bond Fund returned 1.94% for No-Load Class shares and 1.69% for Service Class shares. Both share classes outperformed the 1.43% return of the average Lipper(1) short U.S. government fund over the same period. Both share classes underperformed the 2.00% return of the Citigroup 1-3 Year Treasury Index(2) for the one-year period ended October 31, 2003.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. The Citigroup 1-3 Year Treasury Index is an unmanaged index comprised of U.S. Treasury notes and bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

POSITIONING THE PORTFOLIO

The Fund benefited from its allocation to corporate bonds during the reporting period as corporate spreads narrowed significantly. With yields on Treasuries reaching multidecade lows during the period, lower-rated credits outperformed higher-rated credits as risk aversion declined and investors sought incremental yield.

The Fund continues to invest in a wide range of securities, including asset-backed securities, mortgage-backed securities, U.S. government securities, federal agency obligations, and Yankee bonds.

We believe that the supply of Treasury securities is likely to expand, since the federal deficit is expected to exceed $500 billion in fiscal 2004. With the Fed on hold and Treasury supply increasing, we believe that agencies and corporate bonds will continue to outperform Treasuries, as they have in recent months.

At the end of October 2003, the Fund was overweighted relative to its benchmark in agencies and corporate obligations, and we intend to maintain overweighted positions in these sectors going forward.

LOOKING AHEAD

The Federal Reserve continues to maintain that the risks of a further fall in inflation outweigh the risks of faster economic growth. As a result, the Fed has stated that monetary policy could remain accommodative for a considerable time. We believe that the future path of the targeted fed funds rate is highly dependent on whether recent momentum in growth can be sustained over the coming months. Given the areas of slack in the economy, such as the weak labor market, the Fed will likely tolerate several quarters of above-average growth before it begins to raise the targeted federal funds rate.

Thanks to the federal tax cuts, disposable income has grown much faster than personal income, helping to fuel strong consumer spending in the third quarter of 2003. In our opinion, however, spending cannot outpace gains in personal income for a sustained period. In the absence of further fiscal stimulus, we believe that developments in the labor market will influence growth in personal income. More specifically, we think that the economy will have to create more than 100,000 jobs each month over the course of the next year for spending to remain at current levels.

Whatever the markets or the economy may bring, the Fund will continue to seek to maximize total return consistent with liquidity, preservation of capital, and investment in short-term debt securities.

CLAUDE ATHAIDE, PH.D., CFA
GARY GOODENOUGH
Portfolio Managers
MacKay Shields LLC

                              $10,000 INVESTED IN
                      ECLIPSE SHORT TERM BOND FUND VERSUS
                       CITIGROUP 1-3 YEAR TREASURY INDEX


                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES GRAPH]

                                                               ECLIPSE SHORT-TERM BOND FUND     CITIGROUP 1-3 YEAR TREASURY INDEX
                                                               ----------------------------     ---------------------------------
10/31/93                                                                $ 10,000                             $ 10,000
94                                                                        10,091                               10,117
95                                                                        10,933                               11,002
96                                                                        11,544                               11,663
97                                                                        12,244                               12,414
98                                                                        13,080                               13,371
99                                                                        13,408                               13,769
00                                                                        14,219                               14,602
01                                                                        15,738                               16,183
02                                                                        16,242                               16,978
10/31/03                                                                  16,558                               17,318

[LEGEND GRAPH]
Source: Bloomberg, 10/31/03

These graphs assume a $10,000 investment made on 10/31/93.

                              $10,000 INVESTED IN
                      ECLIPSE SHORT TERM BOND FUND VERSUS
                       CITIGROUP 1-3 YEAR TREASURY INDEX


                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                               ECLIPSE SHORT-TERM BOND FUND     CITIGROUP 1-3 YEAR TREASURY INDEX
                                                               ----------------------------     ---------------------------------
10/31/93                                                                $ 10,000                             $ 10,000
94                                                                        10,065                               10,117
95                                                                        10,877                               11,002
96                                                                        11,464                               11,663
97                                                                        12,130                               12,414
98                                                                        12,914                               13,371
99                                                                        13,202                               13,769
00                                                                        13,965                               14,602
01                                                                        15,425                               16,183
02                                                                        15,877                               16,978
10/31/03                                                                  16,145                               17,318

                                                                       AVERAGE ANNUAL TOTAL RETURNS(1)
                 PERFORMANCE                                                AS OF OCTOBER 31, 2003
-------------------------------------------------------------------------------------------------------
                                                                       ONE YEAR   FIVE YEARS   10 YEARS
-------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund No-Load Class                               1.94%       4.83%       5.17%
Eclipse Short Term Bond Fund Service Class2                              1.69        4.57        4.91
Average Lipper short U.S. government fund3                               1.43        4.60        4.96
Citigroup 1-3 Year Treasury Index(4)                                     2.00        5.31        5.64

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

Year ended December 31, 1994                                                      0.11
Year ended December 31, 1995                                                     10.27
Year ended December 31, 1996                                                      4.81
Year ended December 31, 1997                                                      6.13
Year ended December 31, 1998                                                      6.37
10 months ended October 31, 1999                                                  2.12
Year ended October 31, 2000                                                       6.05
Year ended October 31, 2001                                                      10.68
Year ended October 31, 2002                                                       3.21
Year ended October 31, 2003                                                       1.94

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

2. Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 through 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4. The Citigroup 1-3 Year Treasury Index is an unmanaged index comprised of U.S. Treasury notes and bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE SHORT TERM BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

SHORT TERM BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003

LONG-TERM BONDS (94.4%)+
ASSET-BACKED SECURITIES (5.0%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
CONSUMER FINANCE (2.9%)
BMW Vehicle Owner Trust
 Series 2003-A Class A3
 1.94%, due 2/25/07..............  $  190,000   $   190,260
Harley-Davidson Motorcycle Trust
 Series 2002-1 Class A2
 4.50%, due 1/15/10..............     500,000       518,132
Volkswagen Auto Loan
 Enhanced Trust
 Series 2003-2 Class A3
 2.27%, due 10/22/07.............     310,000       310,136
                                                -----------
                                                  1,018,528
                                                -----------
DIVERSIFIED FINANCIAL SERVICES (1.1%)
Capital One Master Trust
 Series 2001-5 Class A
 5.30%, due 6/15/09..............     110,000       117,124
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05..............     286,274       288,256
                                                -----------
                                                    405,380
                                                -----------
THRIFTS & MORTGAGE FINANCE (1.0%)
Vanderbilt Mortgage Finance
 Series 1999-B Class 1A4
 6.545%, due 4/7/18..............     350,000       364,307
                                                -----------
Total Asset-Backed Securities
 (Cost $1,772,162)...............                 1,788,215
                                                -----------
CORPORATE BONDS (17.2%)

AEROSPACE & DEFENSE (1.0%)
General Dynamics Corp.
 2.125%, due 5/15/06.............     375,000       371,458
                                                -----------
COMMERCIAL BANKS (4.8%)
Bank of America Corp.
 7.50%, due 9/15/06..............     460,000       519,907
Bank One Corp.
 7.625%, due 8/1/05..............     350,000       382,984
FleetBoston Financial Corp.
 4.875%, due 12/1/06.............     315,000       333,424
Wachovia Corp.
 6.80%, due 6/1/05...............     450,000       483,728
                                                -----------
                                                  1,720,043
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Waste Management, Inc.
 7.00%, due 10/15/06.............     300,000       332,282
                                                -----------
CONSUMER FINANCE (1.2%)
Household Finance Corp.
 6.50%, due 1/24/06..............     400,000       435,254
                                                -----------


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   ------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.6%)
BellSouth Telecommunications,
 Inc.
 6.50%, due 6/15/05..............  $  270,000   $   288,992
Citizens Communications Co.
 8.50%, due 5/15/06..............     250,000       282,394
                                                -----------
                                                    571,386
                                                -----------
ELECTRIC UTILITIES (1.0%)
Alabama Power Co.
 2.65%, due 2/15/06..............     375,000       377,659
                                                -----------
ELECTRICAL EQUIPMENT (0.9%)
Emerson Electric Co.
 7.875%, due 6/1/05..............     300,000       327,583
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (1.4%)
Quest Diagnostics, Inc.
 6.75%, due 7/12/06..............     475,000       521,154
                                                -----------
MEDIA (1.4%)
Continental Cablevision, Inc.
 8.875%, due 9/15/05.............     150,000       166,613
Lenfest Communications, Inc.
 8.375%, due 11/1/05.............     130,000       144,037
Liberty Media Corp.
 3.50%, due 9/25/06..............     180,000       177,765
                                                -----------
                                                    488,415
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (1.0%)
Public Service Electric & Gas Co.
 6.25%, due 1/1/07...............     315,000       344,211
                                                -----------
PHARMACEUTICALS (1.1%)
Merck & Co., Inc.
 4.125%, due 1/18/05.............     375,000       386,669
                                                -----------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
AT&T Wireless Services, Inc.
 7.50%, due 5/1/07...............     300,000       336,501
                                                -----------
Total Corporate Bonds
 (Cost $6,192,801)...............                 6,212,615
                                                -----------
FOREIGN BONDS (2.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
Telefonos de Mexico S.A.
 8.25%, due 1/26/06..............     200,000       221,250
                                                -----------
OIL & GAS (1.0%)
Pemex Finance Ltd.
 8.02%, due 5/15/07..............     325,000       358,387
                                                -----------
TRANSPORTATION INFRASTRUCTURE (0.9%)
PSA Corp. Ltd.
 7.125%, due 8/1/05 (a)..........     300,000       326,321
                                                -----------
Total Foreign Bonds
 (Cost $896,861).................                   905,958
                                                -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

U.S. GOVERNMENT & FEDERAL AGENCIES (69.7%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -------------------------
FEDERAL HOME LOAN BANK (3.5%)
 2.875%, due 9/15/06.............  $1,275,000   $ 1,281,969
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (16.0%)
 1.75%, due 6/16/06..............   1,300,000     1,274,641
 4.75%, due 1/2/07...............   1,090,000     1,143,646
 5.25%, due 3/22/07..............   1,600,000     1,625,046
 5.50%, due 5/2/06...............   1,620,000     1,733,204
                                                -----------
                                                  5,776,537
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (3.4%)
 4.50%, due 11/18/18 TBA (b).....     925,000       923,844
 7.50%, due 4/1/31...............     283,187       302,464
                                                -----------
                                                  1,226,308
                                                -----------
UNITED STATES TREASURY NOTES (46.8%)
 3.50%, due 11/15/06.............     895,000       923,738
 4.625%, due 5/15/06.............   1,120,000     1,188,644
 5.75%, due 11/15/05 (c).........   3,175,000     3,420,567
 5.875%, due 11/15/04 (c)........   5,865,000     6,139,693
 6.75%, due 5/15/05..............   4,820,000     5,197,314
                                                -----------
                                                 16,869,956
                                                -----------
Total U.S. Government &
 Federal Agencies
 (Cost $25,139,710)..............                25,154,770
                                                -----------
Total Long-Term Bonds
 (Cost $34,001,534)..............                34,061,558
                                                -----------
SHORT-TERM INVESTMENTS (10.3%)

FEDERAL AGENCIES (5.7%)
Federal Mortgage Corporation
 (Discount Note)
 1.01%, due 11/12/03.............   1,000,000       999,691
Federal National Mortgage
 Association
 (Discount Notes)
 0.95%, due 11/3/03..............     445,000       444,976
 1.00%, due 11/12/03.............     600,000       599,817
                                                -----------
Total Federal Agencies
 (Cost $2,044,484)...............               $ 2,044,484
                                                -----------



                                     SHARES        VALUE
                                   -------------------------

INVESTMENT COMPANY (0.7%)
AIM Institutional Funds Group
 (d).............................     272,541   $   272,541
                                                -----------
Total Investment Company
 (Cost $272,541).................                   272,541
                                                -----------
                                   PRINCIPAL
                                     AMOUNT
                                   ----------
MASTER NOTE (3.9%)
Banc of America LLC
 1.19%, due 11/3/03 (d)..........  $1,400,000     1,400,000
                                                -----------
Total Master Note
 (Cost $1,400,000)...............                 1,400,000
                                                -----------
Total Short-Term Investments
 (Cost $3,717,025)...............                 3,717,025
                                                -----------
Total Investments
 (Cost $37,718,559) (e)..........       104.7%   37,778,583(f)
Liabilities in Excess of Cash and
 Other Assets....................        (4.7)   (1,704,608)
                                   ----------   -----------
Net Assets.......................       100.0%  $36,073,975
                                   ==========   ===========

------------

(a)  May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
     The market value of these securities at October 31, 2003 is $923,844.
(c) Represents securities out on loan or a portion which is out on loan. (See Note 2(M))
(d) Represents security or a portion thereof, purchased with cash collateral received for securities on loan.
(e) The cost for federal income tax purposes is $37,721,920.
(f)  At October 31, 2003 net unrealized appreciation was
     $56,663, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $130,836 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $74,173.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2003


ASSETS:
 Investment in securities, at value (identified
   cost $37,718,559)--including $1,600,020 market
   value of securities loaned......................  $37,778,583
 Cash..............................................        4,095
 Receivables:
   Investment securities sold......................    1,368,341
   Interest........................................      648,802
   Fund shares sold................................      148,178
 Other assets......................................        4,881
                                                     -----------
       Total assets................................   39,952,880
                                                     -----------
LIABILITIES:
 Securities lending collateral.....................    1,672,541
 Payables:
   Investment securities purchased.................    2,129,272
   Fund shares redeemed............................       24,131
   Manager.........................................        8,191
   Transfer agent..................................        5,663
   Custodian.......................................        1,471
   Directors.......................................          779
 Accrued expenses..................................       36,768
 Dividend payable..................................           89
                                                     -----------
       Total liabilities...........................    3,878,905
                                                     -----------
 Net assets........................................  $36,073,975
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     3,815
   Service Class...................................           58
 Additional paid-in capital........................   37,888,252
 Accumulated net investment loss...................          (89)
 Accumulated net realized loss on investments......   (1,878,085)
 Net unrealized appreciation on investments........       60,024
                                                     -----------
 Net assets........................................  $36,073,975
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $35,531,991
                                                     ===========
 Shares of capital stock outstanding...............    3,814,606
                                                     ===========
 Net asset value per share outstanding.............  $      9.31
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $   541,984
                                                     ===========
 Shares of capital stock outstanding...............       58,317
                                                     ===========
 Net asset value per share outstanding.............  $      9.29
                                                     ===========


STATEMENT OF OPERATIONS
For the year ended October 31, 2003


INVESTMENT INCOME:
 Income:
   Interest..........................................  $ 970,938
   Income from securities loaned--net................      3,880
                                                       ---------
       Total income..................................    974,818
                                                       ---------
 Expenses:
   Manager...........................................    223,513
   Transfer agent....................................     34,099
   Professional......................................     32,773
   Registration......................................     26,724
   Directors.........................................     11,964
   Custodian.........................................      9,578
   Portfolio pricing.................................      6,698
   Shareholder communication.........................      5,450
   Service--Service Class............................      1,579
   Miscellaneous.....................................     13,373
                                                       ---------
       Total expenses before
        reimbursement................................    365,751
   Expense reimbursement from Manager................   (140,658)
                                                       ---------
       Net expenses..................................    225,093
                                                       ---------
 Net investment income...............................    749,725
                                                       ---------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain on investments....................    502,623
 Net change in unrealized appreciation on
   investments.......................................   (521,961)
                                                       ---------
 Net realized and unrealized loss on investments.....    (19,338)
                                                       ---------
 Net increase in net assets resulting from
   operations........................................  $ 730,387
                                                       =========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SHORT TERM BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2003 and October 31, 2002

                                                                  2003           2002
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $    749,725   $  1,053,137
    Net realized gain on investments........................       502,623        135,028
    Net change in unrealized appreciation (depreciation) on
     investments............................................      (521,961)       (62,252)
                                                              ------------   ------------
    Net increase in net assets resulting from operations....       730,387      1,125,913
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................      (759,656)    (1,780,783)
      Service Class.........................................       (11,669)       (49,364)
    Taxable distributions in excess of net investment
     income:
      No-Load Class.........................................       (62,926)            --
      Service Class.........................................          (967)            --
                                                              ------------   ------------
        Total dividends and distributions to shareholders...      (835,218)    (1,830,147)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    16,685,453     21,422,857
      Service Class.........................................       244,951         87,818
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................       821,284      1,689,447
      Service Class.........................................        12,636         47,713
                                                              ------------   ------------
                                                                17,764,324     23,247,835
    Cost of shares redeemed:
      No-Load Class.........................................   (19,072,157)   (15,300,169)
      Service Class.........................................      (447,045)      (407,180)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (1,754,878)     7,540,486
                                                              ------------   ------------
      Net increase (decrease) in net assets.................    (1,859,709)     6,836,252
NET ASSETS:
  Beginning of year.........................................    37,933,684     31,097,432
                                                              ------------   ------------
  End of year...............................................  $ 36,073,975   $ 37,933,684
                                                              ============   ============
  Accumulated undistributed net investment income (loss) at
    end of year.............................................  $        (89)  $      3,181
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT TERM BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                                  NO-LOAD CLASS
                                                ---------------------------------------------------------------------------------
                                                                                                     JANUARY 1
                                                            YEAR ENDED OCTOBER 31                     THROUGH         YEAR ENDED
                                                ----------------------------------------------      OCTOBER 31,      DECEMBER 31,
                                                 2003         2002         2001         2000           1999*             1998
                                                -------      -------      -------      -------      -----------      ------------
Net asset value at beginning of period........  $  9.34      $  9.57      $  9.36      $  9.63        $  9.43          $  9.39
                                                -------      -------      -------      -------        -------          -------
Net investment income.........................     0.19         0.29(a)      0.47(e)      0.57(a)        0.47             0.56
Net realized and unrealized gain (loss) on
 investments..................................    (0.01)        0.00(d)      0.48(e)     (0.03)         (0.27)            0.04
                                                -------      -------      -------      -------        -------          -------
Total from investment operations..............     0.18         0.29         0.95         0.54           0.20             0.60
                                                -------      -------      -------      -------        -------          -------
Less dividends:
From net investment income....................    (0.21)       (0.52)       (0.74)       (0.81)           --             (0.56)
                                                -------      -------      -------      -------        -------          -------
Net asset value at end of period..............  $  9.31      $  9.34      $  9.57      $  9.36        $  9.63          $  9.43
                                                =======      =======      =======      =======        =======          =======
Total investment return.......................     1.94%        3.21%       10.68%        6.05%          2.12%(b)         6.37%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income........................     2.02%        3.13%        4.93%(e)     6.20%          5.42%+           5.95%
 Net expenses.................................     0.60%        0.60%        0.60%        0.61%(c)       0.60%+           0.60%
 Expenses (before reimbursement)..............     0.98%        0.96%        1.03%        0.99%          0.85%+           0.89%
Portfolio turnover rate.......................      173%         228%         149%         165%           105%             125%
Net assets at end of period (in 000's)........  $35,532      $37,201      $30,065      $31,146        $48,150          $42,219

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.
(c) The effect of non-reimbursable interest expense on the expense ratio was 0.01%.
(d) Less than one cent per share.
(e) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below.
  Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.12)      ($0.11)
Increase net realized and unrealized gains and losses.......    0.12         0.11
Decrease ratio of net investment income.....................   (1.26%)      (1.20%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                             SERVICE CLASS
    ------------------------------------------------------------------------------------------------
                                                                     JANUARY 1
                     YEAR ENDED OCTOBER 31                            THROUGH            YEAR ENDED
    -------------------------------------------------------         OCTOBER 31,         DECEMBER 31,
     2003            2002            2001            2000              1999*                1998
    -------         -------         -------         -------         -----------         ------------
    $  9.32         $  9.54         $  9.32         $  9.59           $  9.41             $  9.38
    -------         -------         -------         -------           -------             -------
       0.16            0.27(a)         0.45(e)         0.54(a)           0.45                0.53
      (0.00)(d)        0.00(d)         0.48(e)        (0.03)            (0.27)               0.03
    -------         -------         -------         -------           -------             -------
       0.16            0.27            0.93            0.51              0.18                0.56
    -------         -------         -------         -------           -------             -------
      (0.19)          (0.49)          (0.71)          (0.78)              --                (0.53)
    -------         -------         -------         -------           -------             -------
    $  9.29         $  9.32         $  9.54         $  9.32           $  9.59             $  9.41
    =======         =======         =======         =======           =======             =======
       1.69%           2.93%          10.46%           5.78%             1.91%(b)            5.98%
       1.77%           2.88%           4.68%(e)        5.95%             5.17%+              5.70%
       0.85%           0.85%           0.85%           0.86%(c)          0.85%+              0.85%
       1.23%           1.21%           1.28%           1.24%             1.10%+              1.14%
        173%            228%            149%            165%              105%                125%
    $   542         $   733         $ 1,032          $1,061            $1,036             $ 1,273

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Ultra Short Duration Fund
--------------------------------------------------------------------------------

Bond yields fell to 45-year lows in May 2003 and moved even lower as the Federal Reserve continued to reduce the targeted federal funds rate in June. Even so, the 10-year Treasury bond yield ended October 2003 slightly higher than where it was at the end of October 2002. During the 12-month period, the yield curve steepened as short-term rates continued to decline. The weak labor market and lackluster consumer confidence continued to affect the bond market.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2003, Eclipse Ultra Short Duration Fund returned 1.49% for No-Load Class shares and 1.25% for Service Class shares. Both share classes underperformed the 1.82% return of the average Lipper(1) ultra-short obligations fund over the same period. Both share classes also underperformed the 1.57% return of the Citigroup 1-Year Treasury Benchmark Index(2) for the 12 months ended October 31, 2003.

FUND STRATEGIES

As stated in the prospectus, the maximum duration of the Fund is 13 months. Although this means that the Fund's total return will generally be lower than that of a longer duration portfolio, the Fund typically carries less intrinsic risk. Using bottom-up credit analysis, the Fund purchases investment-grade securities based primarily on their credit quality and duration. We seek to maintain a portfolio duration of approximately one year.

During the first half of the Fund's fiscal year, corporate bonds in the Fund outperformed Treasury bonds. For the full 12-month period, however, government bonds in the Fund's portfolio outperformed corporate bonds as concerns over corporate quality led to an investor flight to quality.

PURCHASES AND SALES

In December 2002, the Fund purchased a Federal Farm Credit Bank bond that offered an attractive yield spread relative to Treasuries. The bond has provided a total return of 3% for the portion of the reporting period it was held in the Fund.

In March 2003, the Fund purchased a John Deere Capital 5.52% obligation due 4/30/04. Once again, an attractive spread to Treasuries drew us to the obligation, which returned 3% for the portion of the holding period it was held in the Fund.

Although the Fund typically holds all of the securities it purchases until they mature, during the fiscal year, we sold a bond issued by Altria Group prior to its maturity date. In light of tobacco litigation cases, we were concerned about the liquidity of the obligation and sold the Fund's entire position in April 2003 at a loss of 3% for the portion of the reporting period the obligation was held in the Fund.

WEIGHTING CHANGES

During the reporting period, we purchased securities for the Fund based on available inventory, always mindful of a maximum industry weighting of 25%. Additional corporate bonds were purchased during the fiscal year as corporate bonds became somewhat more attractive.

Since high-quality short-term corporate bonds were difficult to find, however, the Fund held a larger-than-usual position in Treasury bills through much of the fiscal year.


-----------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. The Citigroup 1-Year Treasury Benchmark Index is an unmanaged index consisting of a single one-year U.S. Treasury bond whose return is tracked until its maturity. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

--------------------------------------------------------------------------------

LOOKING AHEAD

We will continue to maintain the duration of the Fund at approximately one year and will seek to purchase securities that will maintain the high quality of the Fund's portfolio.

Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income, capital preservation, and a relatively stable net asset value.

WESLEY G. MCCAIN
JOAN M. SABELLA
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                    ECLIPSE ULTRA SHORT DURATION FUND VERSUS
                           CITIGROUP 1-YEAR TREASURY
                                BENCHMARK INDEX


                              NO-LOAD CLASS SHARES
[NO LOAD CLASS SHARES GRAPH]

                                                              ECLIPSE ULTRA SHORT TERM INCOME       CITIGROUP 1-YEAR TREASURY
                                                                            FUND                         BENCHMARK INDEX
                                                              -------------------------------       -------------------------
12/27/94                                                                  $10,000                             $10,000
95                                                                        $10,659                             $10,681
96                                                                        $11,277                             $11,240
97                                                                        $11,972                             $12,022
98                                                                        $12,755                             $12,793
99                                                                        $13,280                             $13,324
00                                                                        $14,033                             $14,095
01                                                                        $15,163                             $15,288
02                                                                        $15,578                             $15,786
10/31/03                                                                  $15,810                             $16,033

                              $10,000 INVESTED IN
                    ECLIPSE ULTRA SHORT DURATION FUND VERSUS
                           CITIGROUP 1-YEAR TREASURY
                                BENCHMARK INDEX
                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                              ECLIPSE ULTRA SHORT TERM INCOME       CITIGROUP 1-YEAR TREASURY
                                                                            FUND                         BENCHMARK INDEX
                                                              -------------------------------       -------------------------
12/27/94                                                                 $10,000                             $10,000
95                                                                       $10,639                             $10,681
96                                                                       $11,237                             $11,240
97                                                                       $11,903                             $12,022
98                                                                       $12,651                             $12,793
99                                                                       $13,139                             $13,324
00                                                                       $13,849                             $14,095
01                                                                       $14,927                             $15,288
02                                                                       $15,298                             $15,786
10/31/03                                                                 $15,489                             $16,033

[LEGEND GRAPH]
Source: Bloomberg, 10/31/03

 THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 12/27/94.

                                                                                    AVERAGE ANNUAL TOTAL RETURNS(1)
PERFORMANCE                                                                             AS OF OCTOBER 31, 2003
------------------------------------------------------------------------------------------------------------------------
                                                                                                          SINCE
                                                                                ONE YEAR   FIVE YEARS     INCEPTION(2)
------------------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Duration Fund No-Load Class                                   1.49%       4.39%           5.31%
Eclipse Ultra Short Duration Fund Service Class(2)                                1.25        4.13            5.07
Average Lipper ultra-short obligations fund(3)                                    1.82        4.25            5.06
Citigroup 1-Year Treasury Benchmark Index(4)                                      1.57        4.62            5.49

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

1995                                                                             7.83
1996                                                                             5.48
Year ended December 31 1997                                                      6.21
1998                                                                             6.27
1999                                                                             4.12
2000                                                                             6.59
10 months ended October 31 2001                                                  6.42
Year ended October 31 2002                                                       2.74
Six months ended April 30 2003                                                   1.49

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

2. Performance figures for the Service Class, first offered to the public on 7/1/02, include the historical performance of the No-Load Class from the Fund's inception on 12/27/94 through 6/30/02. Performance figures for these classes will vary after 6/30/02, based on differences in their expense structures.

3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4. The Citigroup 1-Year Treasury Benchmark Index is an unmanaged index consisting of a single one-year U.S. Treasury bond whose return is tracked until its maturity. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE ULTRA SHORT DURATION FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

ULTRA SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003

LONG-TERM INVESTMENTS (56.1%)+
ASSET-BACKED SECURITIES (1.5%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------
CREDIT CARD RECEIVABLES (1.5%)
Discover Card Master Trust I
 Series 1999-5 Class A
 1.30%, due 12/18/06 (a).........  $  415,000   $   415,157
First USA Credit Card Master
 Trust
 Series 1997-2 Class A
 1.25%, due 1/17/07 (a)..........     150,000       149,996
MBNA Master Credit Card Trust
 Series 1997-C Class A
 1.23%, due 8/15/06 (a)..........     275,000       275,010
 Series 1997-J Class A
 1.24%, due 2/15/07 (a)..........     400,000       400,141
                                                -----------
Total Asset-Backed Securities
 (Cost $1,240,924)...............                 1,240,304
                                                -----------
CORPORATE BONDS (44.0%)

AEROSPACE & DEFENSE (1.9%)
Honeywell International, Inc.
 6.875%, due 10/3/05.............   1,000,000     1,092,592
United Technologies Corp.
 6.625%, due 11/15/04............     500,000       525,505
                                                -----------
                                                  1,618,097
                                                -----------
AUTO COMPONENTS (0.6%)
Johnson Controls, Inc.
 5.00%, due 11/15/06.............     500,000       532,164
                                                -----------
BEVERAGES (1.3%)
Coca-Cola Co. (The)
 4.00%, due 6/1/05...............     630,000       651,688
PepsiCo, Inc.
 4.50%, due 9/15/04..............     390,000       400,425
                                                -----------
                                                  1,052,113
                                                -----------
CAPITAL MARKETS (3.8%)
Bank of New York Co., Inc. (The)
 8.50%, due 12/15/04.............     100,000       107,618
Bear Stearns Cos., Inc. (The)
 3.00%, due 3/30/06..............     750,000       759,564
J.P. Morgan Chase & Co.
 5.625%, due 8/15/06.............     300,000       322,855
Lehman Brothers Holdings, Inc.
 7.75%, due 1/15/05..............     500,000       538,627
Merrill Lynch & Co., Inc.
 6.55%, due 8/1/04...............     750,000       778,264
Morgan Stanley
 6.50%, due 11/1/05..............     500,000       541,671
UBS Paine Webber Group, Inc.
 6.50%, due 11/1/05..............     140,000       153,331
                                                -----------
                                                  3,201,930
                                                -----------
CHEMICALS (1.8%)
E.I. du Pont de Nemours & Co.
 6.75%, due 10/15/04.............   1,130,000     1,185,743

                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------

ASSET-BACKED SECURITIES (1.5%)
CHEMICALS (CONTINUED)
Pharmacia Corp., Series D
 6.11%, due 2/3/05...............  $  300,000   $   315,406
                                                -----------
                                                  1,501,149
                                                -----------
COMMERCIAL BANKS (3.6%)
Bank of America Corp., Series I
 1.45%, due 10/22/04 (a).........     750,000       752,032
Bank One Corp.
 7.625%, due 8/1/05..............     500,000       547,120
FleetBoston Financial Corp.
 7.25%, due 9/15/05..............     500,000       546,280
U.S. Bancorp, Series N
 2.75%, due 3/30/06..............     400,000       403,094
Wachovia Corp.
 6.70%, due 6/21/04..............     250,000       258,492
Wells Fargo & Co.
 4.80%, due 7/29/05..............     250,000       262,154
 6.625%, due 7/15/04.............     250,000       258,929
                                                -----------
                                                  3,028,101
                                                -----------
COMPUTERS & PERIPHERALS (1.4%)
Hewlett-Packard Co.
 5.75%, due 12/15/06.............     300,000       324,047
International Business Machines
 Corp.
 4.125%, due 6/30/05.............     240,000       249,567
 4.875%, due 10/1/06.............     350,000       371,318
 5.10%, due 11/10/03.............     265,000       265,151
                                                -----------
                                                  1,210,083
                                                -----------
CONSUMER FINANCE (3.3%)
American Express Credit Corp.
 3.00%, due 5/16/08..............     500,000       487,716
American General Finance Corp.
 5.875%, due 12/15/05............     100,000       107,174
Caterpillar Financial Services
 Corp.
 4.875%, due 6/15/07.............     500,000       531,801
Household Finance Corp.
 6.00%, due 5/1/04...............     103,000       105,371
John Deere Capital Corp.
 Series D
 5.52%, due 4/30/04..............     500,000       510,167
Toyota Motor Credit Corp.
 2.80%, due 1/18/06..............     500,000       507,758
 5.625%, due 11/13/03............     525,000       525,527
                                                -----------
                                                  2,775,514
                                                -----------
DIVERSIFIED FINANCIAL SERVICES (1.8%)
Citigroup, Inc.
 3.50%, due 2/1/08...............     500,000       499,619
Heller Financial, Inc.
 6.00%, due 3/19/04..............     495,000       503,735
Textron Financial Corp.
 7.125%, due 12/9/04.............     500,000       526,011
                                                -----------
                                                  1,529,365
                                                -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ULTRA SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
Ameritech Capital Funding
 6.30%, due 10/15/04.............  $  250,000   $   260,437
BellSouth Telecommunications,
 Inc.
 6.50%, due 6/15/05..............     200,000       214,068
Southern New England Telephone,
 Series C
 6.125%, due 12/15/03............     295,000       296,672
                                                -----------
                                                    771,177
                                                -----------
ELECTRIC UTILITIES (0.8%)
Alabama Power Co., Series N
 4.875%, due 9/1/04..............     500,000       514,253
Cincinnati Gas & Electric Co.
 6.45%, due 2/15/04..............     150,000       152,119
                                                -----------
                                                    666,372
                                                -----------
ELECTRICAL EQUIPMENT (0.5%)
Emerson Electric Co.
 6.30%, due 11/1/05..............     356,000       384,603
                                                -----------
FOOD & STAPLES RETAILING (1.5%)
Sysco Corp.
 6.50%, due 6/15/05..............     405,000       434,133
Wal-Mart Stores, Inc.
 5.45%, due 8/1/06...............     750,000       807,649
                                                -----------
                                                  1,241,782
                                                -----------
FOOD PRODUCTS (1.0%)
ConAgra Foods, Inc.
 7.40%, due 9/15/04..............     300,000       313,829
Sara Lee Corp., Series C
 6.00%, due 12/5/05..............     250,000       268,518
Unilever Capital Corp.
 6.75%, due 11/1/03..............     250,000       250,000
                                                -----------
                                                    832,347
                                                -----------
HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)
SmithKline Beecham Corp. Series A
 7.375%, due 4/15/05.............     500,000       539,174
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (1.1%)
Cardinal Health, Inc.
 4.45%, due 6/30/05..............     300,000       311,707
 6.50%, due 2/15/04..............     300,000       304,208
UnitedHealth Group, Inc.
 6.60%, due 12/1/03..............     300,000       301,139
                                                -----------
                                                    917,054
                                                -----------
HOTELS, RESTAURANTS & LEISURE (0.9%)
McDonald's Corp., Series G
 4.15%, due 2/15/05..............     500,000       513,515
 5.15%, due 7/1/04...............     250,000       255,525
                                                -----------
                                                    769,040
                                                -----------

                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------


HOUSEHOLD DURABLES (0.4%)
Stanley Works (The)
 5.75%, due 3/1/04...............  $  300,000   $   304,281
                                                -----------
HOUSEHOLD PRODUCTS (2.8%)
Colgate-Palmolive Co.
 Series C
 5.27%, due 12/1/03..............   1,000,000     1,003,013
 Series D
 5.34%, due 3/27/06..............     500,000       535,597
Procter & Gamble Co. (The)
 6.60%, due 12/15/04.............     750,000       792,318
                                                -----------
                                                  2,330,928
                                                -----------
INDUSTRIAL CONGLOMERATES (0.9%)
3M Co., Series C
 4.25%, due 9/1/04...............     750,000       767,959
                                                -----------
INSURANCE (0.6%)
Marsh & McLennan Cos., Inc.
 5.375%, due 3/15/07.............     250,000       270,394
Progressive Corp. (The)
 6.60%, due 1/15/04..............     200,000       202,038
                                                -----------
                                                    472,432
                                                -----------
IT SERVICES (0.6%)
First Data Corp.
 4.70%, due 11/1/06..............     475,000       501,665
                                                -----------
MACHINERY (0.8%)
Eaton Corp.
 6.95%, due 11/15/04.............     600,000       631,622
                                                -----------
MEDIA (0.8%)
Gannett Co., Inc.
 4.95%, due 4/1/05...............     625,000       651,437
                                                -----------
MULTILINE RETAIL (1.1%)
Target Corp.
 5.50%, due 4/1/07...............     500,000       541,345
 7.25%, due 9/1/04...............     360,000       374,198
                                                -----------
                                                    915,543
                                                -----------
OIL & GAS (2.1%)
Amoco Co.
 6.25%, due 10/15/04.............     500,000       521,412
BP Canada Energy Co.
 6.75%, due 2/15/05 (b)..........     200,000       211,949
ChevronTexaco Capital Co.
 3.50%, due 9/17/07..............     500,000       506,504
ChevronTexaco Corp.
 6.625%, due 10/1/04.............     250,000       261,659
Texaco Capital, Inc.
 6.00%, due 6/15/05..............     250,000       266,957
                                                -----------
                                                  1,768,481
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------
PERSONAL PRODUCTS (0.8%)
Gillette Co. (The)
 3.50%, due 10/15/07.............  $  409,000   $   409,411
 5.75%, due 10/15/05.............     280,000       298,619
                                                -----------
                                                    708,030
                                                -----------
PHARMACEUTICALS (3.5%)
Bristol-Myers Squibb Co.
 4.75%, due 10/1/06..............     444,000       468,228
Lilly (Eli) & Co.
 5.50%, due 7/15/06..............     350,000       376,261
Merck & Co., Inc., Series E
 4.125%, due 1/18/05.............   1,000,000     1,031,118
Pfizer, Inc.
 3.625%, due 11/1/04.............   1,000,000     1,021,672
                                                -----------
                                                  2,897,279
                                                -----------
SPECIALTY RETAIL (0.9%)
Home Depot, Inc. (The)
 5.375%, due 4/1/06..............     205,000       219,498
 6.50%, due 9/15/04..............     525,000       548,010
                                                -----------
                                                    767,508
                                                -----------
THRIFTS & MORTGAGE FINANCE (1.7%)
Countrywide Home Loans, Inc.
 Series J
 5.25%, due 6/15/04..............     350,000       357,907
General Electric Capital Corp.
 Series A
 4.25%, due 1/28/05..............     800,000       825,480
 5.375%, due 4/23/04.............     200,000       203,842
                                                -----------
                                                  1,387,229
                                                -----------
TRANSPORTATION INFRASTRUCTURE (0.2%)
International Lease Finance Corp.
 Series M
 5.50%, due 6/7/04...............     200,000       204,557
                                                -----------
Total Corporate Bonds
(Cost $36,858,304)....................           36,879,016
                                                -----------
FEDERAL AGENCIES (10.6%)

FEDERAL FARM CREDIT BANK (3.6%)
 2.125%, due 8/15/05.............   1,000,000     1,002,192
 2.25%, due 9/1/06...............     500,000       494,677
 3.875%, due 12/15/04............   1,000,000     1,026,271
 4.00%, due 12/24/07.............     500,000       502,065
                                                -----------
                                                  3,025,205
                                                -----------
FEDERAL HOME LOAN BANK (3.6%)
 2.30%, due 3/10/06..............     500,000       499,788
 2.50%, due 3/15/06..............     750,000       753,459
 3.50%, due 4/22/08..............     500,000       499,812
 3.625%, due 10/15/04............     500,000       510,651
 4.125%, due 11/15/04............     500,000       513,829
 4.625%, due 8/13/04.............     250,000       256,422
                                                -----------
                                                  3,033,961
                                                -----------

                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------


FEDERAL HOME LOAN MORTGAGE CORPORATION (1.0%)
 2.00%, due 11/25/05 (a).........  $  500,000   $   500,202
 4.00%, due 8/2/06...............     350,000       356,844
                                                -----------
                                                    857,046
                                                -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.4%)
 Series 1364 Class K
 5.00%, due 9/15/07..............     287,424       294,823
                                                -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITY) (0.2%)
 5.00%, due 1/1/07...............     164,571       169,229
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.9%)
 3.15%, due 5/28/08..............     330,000       325,900
 3.25%, due 11/15/07.............     400,000       400,814
                                                -----------
                                                    726,714
                                                -----------
STUDENT LOAN MORTGAGE ASSOCIATION (0.9%)
 1.41%, due 8/27/04 (a)..........     800,000       802,427
                                                -----------
Total Federal Agencies (Cost
 $8,887,669).....................                 8,909,405
                                                -----------
Total Long-Term Investments (Cost
 $46,986,897)....................                47,028,725
                                                -----------
SHORT-TERM INVESTMENTS (42.8%)
CORPORATE BONDS (6.5%)

BUILDING PRODUCTS (0.9%)
Masco Corp.
 6.00%, due 5/3/04...............     750,000       765,536
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (1.3%)
Pitney Bowes, Inc.
 5.50%, due 4/15/04..............   1,033,000     1,052,062
                                                -----------
CONSUMER FINANCE (0.6%)
Aristar, Inc.
 5.85%, due 1/27/04..............     500,000       505,239
                                                -----------
INSURANCE (0.8%)
Marsh & McLennan Cos., Inc.
 6.625%, due 6/15/04.............     630,000       649,793
                                                -----------
MACHINERY (0.3%)
Deere & Co.
 6.55%, due 7/15/04..............     250,000       258,267
                                                -----------
MEDIA (0.2%)
Tribune Co., Series D
 6.50%, due 7/30/04..............     149,000       154,540
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ULTRA SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------
OIL & GAS (0.4%)
Conoco, Inc.
 5.90%, due 4/15/04..............  $  350,000   $   357,140
                                                -----------
PHARMACEUTICALS (1.1%)
Abbott Laboratories
 5.125%, due 7/1/04..............     595,000       609,557
Wyeth
 5.875%, due 3/15/04.............     350,000       355,807
                                                -----------
                                                    965,364
                                                -----------
TRANSPORTATION INFRASTRUCTURE (0.9%)
International Lease Finance Corp.
 6.75%, due 11/3/03..............     750,000       750,000
                                                -----------
Total Corporate Bonds (Cost
 $5,445,917).....................                 5,457,941
                                                -----------
U.S. GOVERNMENT (36.3%)

UNITED STATES TREASURY BILLS (36.3%)
 0.85%, due 12/11/03.............   1,000,000       999,052
 0.86%, due 12/18/03.............   1,000,000       998,874
 0.87%, due 12/4/03..............   1,000,000       999,200
 0.91%, due 1/2/04-1/8/04........   3,250,000     3,244,691
 0.92%, due 12/26/03.............   2,000,000     1,997,180
 0.93%, due 1/15/04-1/22/04......   3,500,000     3,493,003
 0.96%, due 3/25/04..............   1,000,000       996,079
 0.98%, due 11/28/03-4/8/04......   6,500,000     6,478,280
 1.00%, due 2/5/04-4/22/04.......   3,000,000     2,989,596
 1.01%, due 1/29/04..............   2,000,000     1,995,394
 1.02%, due 2/12/04-3/4/04.......   3,500,000     3,489,720

                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------


UNITED STATES TREASURY BILLS (CONTINUED)
 1.06%, due 11/13/03-11/20/03....  $1,750,000   $ 1,749,172
 1.09%, due 11/6/03..............   1,000,000       999,848
                                                -----------
Total U.S. Government (Cost
 $30,428,439)....................                30,430,089
                                                -----------
Total Short-Term Investments
 (Cost $35,874,356)..............                35,888,030
                                                -----------
Total Investments (Cost
 $82,861,253) (c)................        98.9%   82,916,755(d)
Cash and Other Assets,
 Less Liabilities................         1.1       897,849
                                   ----------    ----------
Net Assets.......................       100.0%  $83,814,604
                                   ==========   ===========

------------
(a) Floating rate. Rate shown is the rate in effect at October 31, 2003.
(b) Yankee bond--dollar-denominated bond issued in the United States by foreign banks and corporations.
(c) The cost stated also represents the aggregate cost for federal income tax purposes
(d) At October 31, 2003 net unrealized appreciation was $55,502, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $295,309 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $239,807.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

ULTRA SHORT DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2003


ASSETS:
 Investment in securities, at value (identified
   cost $82,861,253)...............................  $82,916,755
 Cash..............................................      554,423
 Receivables:
   Investment securities sold......................    2,006,940
   Interest........................................      635,615
   Fund shares sold................................        6,825
 Other assets......................................        7,726
                                                     -----------
       Total assets................................   86,128,284
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................    1,995,730
   Fund shares redeemed............................      257,521
   Professional....................................       20,571
   Manager.........................................        7,139
   Transfer agent..................................        6,309
   Shareholder communication.......................        6,188
   Custodian.......................................        2,159
   Trustees........................................        1,313
   NYLIFE Distributors.............................           50
 Accrued expenses..................................       16,700
                                                     -----------
       Total liabilities...........................    2,313,680
                                                     -----------
 Net assets........................................  $83,814,604
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class...................................  $    83,498
   Service Class...................................          216
 Additional paid-in capital........................   84,003,631
 Accumulated undistributed net investment income...      128,602
 Accumulated net realized loss on investments......     (456,845)
 Net unrealized appreciation on investments........       55,502
                                                     -----------
 Net assets........................................  $83,814,604
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $83,598,143
                                                     ===========
 Shares of capital stock outstanding...............    8,349,772
                                                     ===========
 Net asset value per share outstanding.............  $     10.01
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $   216,461
                                                     ===========
 Shares of capital stock outstanding...............       21,616
                                                     ===========
 Net asset value per share outstanding.............  $     10.01
                                                     ===========


STATEMENT OF OPERATIONS
For the year ended October 31, 2003



INVESTMENT INCOME:
 Income:
   Interest.........................................  $1,642,203
                                                      ----------
 Expenses:
   Manager..........................................     288,792
   Registration.....................................      40,821
   Professional.....................................      39,459
   Transfer agent...................................      37,297
   Trustees.........................................      19,086
   Portfolio pricing................................      18,569
   Custodian........................................      10,998
   Shareholder communication........................       9,468
   Service--Service Class...........................         317
   Miscellaneous....................................      18,533
                                                      ----------
       Total expenses before
        reimbursement...............................     483,340
   Expense reimbursement from Manager...............    (338,626)
                                                      ----------
       Net expenses.................................     144,714
                                                      ----------
 Net investment income..............................   1,497,489
                                                      ----------
REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS:
 Net realized loss on investments...................     (32,544)
 Net change in unrealized appreciation on
   investments......................................    (428,214)
                                                      ----------
 Net realized and unrealized loss on investments....    (460,758)
                                                      ----------
 Net increase in net assets resulting from
   operations.......................................  $1,036,731
                                                      ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ULTRA SHORT DURATION FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2003 and October 31, 2002

                                                                  2003           2002
                                                              ------------   ------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $  1,497,489   $  1,375,685
    Net realized loss on investments........................       (32,544)      (149,986)
    Net change in unrealized appreciation on investments....      (428,214)       339,112
                                                              ------------   ------------
    Net increase in net assets resulting from operations....     1,036,731      1,564,811
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................    (1,738,554)    (1,047,125)
      Service Class.........................................        (2,487)            (1)
                                                              ------------   ------------
        Total dividends to shareholders.....................    (1,741,041)    (1,047,126)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    35,133,847     66,525,199
      Service Class.........................................       250,750         13,675
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................       416,011        210,606
      Service Class.........................................         2,487              1
                                                              ------------   ------------
                                                                35,803,095     66,749,481
    Cost of shares redeemed:
      No-Load Class.........................................   (13,409,935)   (24,150,139)
      Service Class.........................................       (47,968)          (998)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................    22,345,192     42,598,344
                                                              ------------   ------------
      Net increase in net assets............................    21,640,882     43,116,029
NET ASSETS:
  Beginning of year.........................................    62,173,722     19,057,693
                                                              ------------   ------------
  End of year...............................................  $ 83,814,604   $ 62,173,722
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    year....................................................  $    128,602   $    370,088
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ULTRA SHORT DURATION FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                           NO-LOAD CLASS
                                  -----------------------------------------------------------------------------------------------
                                  YEAR ENDED OCTOBER 31       JANUARY 1, 2001                    YEAR ENDED DECEMBER 31
                                  ---------------------           THROUGH               -----------------------------------------
                                    2003         2002        OCTOBER 31, 2001*           2000             1999             1998
                                  --------      -------      -----------------          -------          -------          -------
Net asset value at beginning of
 period.........................  $  10.11      $ 10.04           $  9.81               $  9.81          $ 10.03          $ 10.00
                                  --------      -------           -------               -------          -------          -------
Net investment income...........      0.21(c)      0.24              0.43(b)               0.63             0.63             0.59
Net realized and unrealized gain
 (loss) on investments..........     (0.06)        0.03              0.19(b)                --             (0.22)            0.03
                                  --------      -------           -------               -------          -------          -------
Total from investment
 operations.....................      0.15         0.27              0.62                  0.63             0.41             0.62
                                  --------      -------           -------               -------          -------          -------
Less dividends:
From net investment income......     (0.25)       (0.20)            (0.39)                (0.63)           (0.63)           (0.59)
                                  --------      -------           -------               -------          -------          -------
Net asset value at end of
 period.........................  $  10.01      $ 10.11           $ 10.04               $  9.81          $  9.81          $ 10.03
                                  ========      =======           =======               =======          =======          =======
Total investment return.........      1.49%        2.74%             6.42%(a)              6.59%            4.12%            6.27%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income..........      2.08%        2.70%             5.38%+(b)             6.30%            6.11%            6.20%
 Net expenses...................      0.20%        0.20%             0.20%+                0.21%#           0.12%#           0.05%#
 Expenses (before
   reimbursement)...............      0.67%        0.69%             1.32%+                0.72%            0.65%            0.90%
Portfolio turnover rate.........        56%          22%               49%                   45%              44%              36%
Net assets at end of period (in
 000's).........................  $ 83,598      $62,161           $19,058               $ 6,864          $ 7,693          $ 8,721

------------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
 +   Annualized.
 #   Includes custodian fees paid indirectly which amounted to
     0.01%, 0.00% and less than 0.01% of average net assets,
     respectively.
(a)  Total return is not annualized.
(b)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the ten months
     ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  NO-LOAD
                                                                   CLASS
                                                                  -------
Decrease net investment income..............................      ($0.01)
Increase net realized and unrealized gains and losses.......        0.01
Decrease ratio of net investment income.....................       (0.36%)

(c) Per share data based on average shares outstanding during the period.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                SERVICE CLASS
     ------------------------------------
                          JULY 1, 2002**
        YEAR ENDED           THROUGH
     OCTOBER 31, 2003    OCTOBER 31, 2002
     -----------------   ----------------
         $  10.11            $  10.04
         --------            --------
             0.18(c)             0.05
            (0.05)               0.06
         --------            --------
             0.13                0.11
         --------            --------
            (0.23)              (0.04)
         --------            --------
         $  10.01            $  10.11
         ========            ========
             1.25%               1.13%(a)
             1.83%               2.45%+
             0.45%               0.45%+
             0.92%               0.94%+
               56%                 22%
         $    216            $     13

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Asset Manager Fund
--------------------------------------------------------------------------------

The U.S. equity market staged a dramatic comeback during the 12 months ended October 31, 2003, with the S&P 500(R) Index(1) posting an impressive 20.80% gain. Such gains, however, were not achieved on a consistent basis, since global turbulence resulted in significant equity-market volatility.

The equity market was strong in November 2002, but it reversed course in December when the economy remained sluggish. High unemployment continued and consumer confidence faltered. Investors tried to respark a sustainable equity-market rally at the start of 2003, but with a possible conflict in Iraq looming on the horizon, stocks declined from mid-January through early March. As coalition troops assembled in Kuwait in mid-March, the stock market finally began to recover, but with stocks tracking news from the front, market dynamics were largely disconnected from economic fundamentals.

A successful and reasonably quick end to major combat operations in Iraq confirmed that high energy prices were unlikely to derail an economic recovery. The U.S. equity markets responded favorably, and as the year progressed, corporate profitability also improved. Still, economic indicators remained mixed--with strong consumer confidence and a robust housing market but continued weakness in manufacturing and employment. The equity market advanced in July and August but lost ground in September. Optimism returned in October with the release of positive economic data, including job growth, a drop in initial unemployment claims, and evidence of expansion in the manufacturing sector. According to preliminary estimates from the Bureau of Economic Analysis real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter, faster than any period since the first quarter of 1984.

International equity markets were subject to many of the same dynamics. During the first half of the year, foreign markets declined on the possibility--and then the eventuality--of a war in Iraq. Equity markets in Asia, particularly Singapore and Hong Kong, suffered dramatically from the SARS outbreak early in the year. With tourism virtually absent, the steep downturn in retail sales crippled many Asian industries and economies.

In Europe, equity markets were weighed down by threats to the European Union. Germany and Italy each reported unexpectedly contracting economies early in 2003. As the year progressed, however, international equity markets gained ground, reinforcing investors' hopes that global economic growth was indeed under way. European stocks lagged in the third quarter, but German stocks were particularly strong in October as many German companies saw earnings rise, despite weak local demand and a rising euro.

Japan's equity market recovered dramatically in the third calendar quarter, supported by a stronger economy, increased industrial production, and heightened exports that were driven primarily by unprecedented growth in China.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

U.S. bond markets generally benefited from stock-market volatility. Demand for fixed-income securities increased, pushing bond prices up dramatically and driving yields down to levels not seen in more than 50 years. As an asset class, fixed-income securities were viewed as a relatively safe haven during the difficult first calendar quarter. From June through October, however, bond yields rose as bond prices fell. The disparity of stocks and bonds was evident from October's year-to-date returns of 21.21% for the S&P 500 Index and 2.87% for the Citigroup BIG Bond Index.(2)

PERFORMANCE REVIEW

For the 12 months ended October 31, 2003, Eclipse Asset Manager Fund returned 13.17% for No-Load Class shares and 12.92% for Service Class shares. Over the same period, the Fund's L Class shares returned 12.12%, excluding all sales charges. All share classes underperformed the 16.63% return of the average Lipper(3) flexible portfolio fund over the same period. All share classes also underperformed the 14.12% return of the Fund's composite benchmark(4) and the 20.80% return of the S&P 500 Index,(5) for the 12 months ended October 31, 2003. The Fund outperformed the 4.99% return of the Citigroup BIG Bond Index over the same period.

As of October 31, 2003, No-Load Class shares of Eclipse Asset Manager Fund were rated four stars overall by Morningstar(6) out of 631 moderate allocation funds. The Fund's No-Load Class shares were rated three stars out of 631 moderate allocation funds for the three-year period then ended, three stars out of 499 moderate allocation funds for the five-year period then ended, and four stars out of 154 moderate allocation funds for the 10-year period ended October 31, 2003.

ALLOCATION DECISIONS AND SECTOR SPECIFICS

During the 12-month reporting period, the Fund had an average allocation of 55.4% to equities, 34.6% to bonds, and 10% to cash investments. Within the equity portion of the Fund's portfolio, as of October 31, 2003, U.S. equities were underweighted relative to the Fund's composite benchmark at 46.0%, and international equities were overweighted at 9.4%.

Among the asset classes in which the Fund is able to invest, the one with the greatest positive return for the reporting period was real estate investment trusts (REITs), which returned 33.9%.(7) The Fund's allocation to REITs, although limited by the Fund's allocation parameters, had a positive impact on the Fund's performance.

The Fund's decision to underweight U.S. large-cap stocks and to overweight small-and mid-cap stocks also strengthened Fund performance, since the small- and mid-cap companies in the respective indices in which the Fund invests generally outpaced their large-cap counterparts during the reporting period.

The international equity markets in which the Fund could invest (through investments in foreign futures) had mixed results. The best performers were Hong Kong (+29.1%), Canada (+26.8%), and Japan (+22.4%), all in

--------------------------------------------------------------------------------
2. The Citigroup Broad Investment Grade (BIG) Bond Index--the Citigroup BIG Bond Index--is an unmanaged index that is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
4. The Asset Manager Composite Index is an unmanaged index that is comprised of the S&P 500(R) Index, the Citigroup BIG Bond Index, and the Citigroup
   1-Month T-Bill Index weighted 60%/30%/10%, respectively. Results assume reinvestment of all income and capital gains. For the 12-months ended
   October 31, 2003, the S&P 500 Index returned 20.80%, the Citigroup BIG Bond Index returned 4.99%, and the Citigroup 1-Month T-Bill Index returned
   1.10%. An investment cannot be made directly into an index or composite.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
6. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics.
7. Returns for individual sectors and markets reflect major unmanaged indices considered representative of the specific sectors or markets. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

local currency terms. Consequently, the Fund's overweighted positions in Hong Kong and Canada benefited performance, while the lack of exposure to Japan detracted from the Fund's performance. The worst-performing international markets in which the Fund invested were Italy (+9.2%), Great Britain (+10.1%), and France (+10.6%), also in local currency terms. The Fund's overweighted positions in Italy and France therefore detracted from the Fund's relative per-formance.

The Fund's underweighted position in large-cap equities versus fixed-income investments also detracted from the Fund's returns during the reporting period, since the Citigroup BIG Bond Index returned a relatively low 4.99% for the 12 months. The negative contribution of this asset-allocation decision was mitigated somewhat by the Fund's actively managed large-cap U.S. equity assets. Beginning on January 1, 2003, the Fund invested its large-cap stock allocation in an actively managed enhanced index fund strategy, which slightly outperformed the S&P 500 Index for the 12 months ended October 31, 2003. As a result, the Fund's large-cap equity allocation made a modest positive contribution to the overall return of the Fund for the fiscal year.

LOOKING AHEAD

The economic outlook for the U.S. and the world is still open to wide interpretation. Although major combat operations in Iraq have ended, much work still needs to be done to restore peaceful conditions in Iraq and elsewhere. The United States still faces a major budget deficit. On the other hand, evidence shows that business expenditures--viewed by many as key to a sustainable economic turnaround--have risen by an impressive 11% in the third calendar quarter, with investment in equipment and software increasing by 15%. Going forward, this rise in business investment may also strengthen labor markets, stimulate demand, and improve corporate profitability. Positive economic data is emerging, and the Federal Reserve has suggested that its "accommodative policy" could be maintained for a "considerable period." Internationally, most feel that fundamental reforms in Japan's financial system are still needed to sustain the Japanese economy's recent growth rates. Europe continues to contend with weak growth, and some find it difficult to envision Europe as competitive in the global markets while the euro continues to make exports increasingly expensive.

Whatever the global economy or the markets may bring, the Fund will continue to seek to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed-income securities, and money-market instruments.

ELIAS BELESSAKOS, PH.D.
JEFFERSON C. BOYCE
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                       ECLIPSE ASSET MANAGER FUND VERSUS
                         ASSET MANAGER COMPOSITE INDEX,
                               S&P 500 INDEX, AND
                            CITIGROUP BIG BOND INDEX
                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES LINE GRAPH]

                                       ECLIPSE ASSET MANAGER      ASSET MANAGER        CITIGROUP BIG BOND
                                               FUND              COMPOSITE INDEX             INDEX              S&P 500 INDEX
                                       ---------------------     ---------------       ------------------       -------------
10/31/93                                     $  10,000               $  10,000                $ 10,000                $ 10,000
94                                               9,980                  10,161                   9,640                  10,387
95                                              11,900                  12,291                  11,153                  13,133
96                                              13,988                  14,317                  11,810                  16,297
97                                              17,637                  17,490                  12,853                  21,531
98                                              21,146                  20,455                  14,061                  26,266
99                                              23,711                  23,649                  14,130                  33,008
00                                              26,361                  25,224                  15,158                  35,018
01                                              23,167                  22,351                  17,372                  26,297
02                                              21,134                  20,777                  18,372                  22,325
10/31/03                                        23,916                  23,711                  19,288                  26,968

                              $10,000 INVESTED IN
                       ECLIPSE ASSET MANAGER FUND VERSUS
                         ASSET MANAGER COMPOSITE INDEX,
                               S&P 500 INDEX, AND
                            CITIGROUP BIG BOND INDEX
                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                       ECLIPSE ASSET MANAGER      ASSET MANAGER        CITIGROUP BIG BOND
                                               FUND              COMPOSITE INDEX             INDEX              S&P 500 INDEX
                                       ---------------------     ---------------       ------------------       -------------
10/31/93                                     $ 10,000                $ 10,000                $ 10,000                $ 10,000
94                                              9,963                  10,161                   9,640                  10,387
95                                             11,861                  12,291                  11,153                  13,133
96                                             13,909                  14,317                  11,810                  16,297
97                                             17,493                  17,490                  12,853                  21,531
98                                             20,928                  20,455                  14,061                  26,266
99                                             23,383                  23,649                  14,130                  33,008
00                                             25,947                  25,224                  15,158                  35,018
01                                             22,741                  22,351                  17,372                  26,297
02                                             20,703                  20,777                  18,372                  22,325
10/31/03                                       23,377                  23,711                  19,288                  26,968

                              $10,000 INVESTED IN
                       ECLIPSE ASSET MANAGER FUND VERSUS
                         ASSET MANAGER COMPOSITE INDEX,
                               S&P 500 INDEX, AND
                            CITIGROUP BIG BOND INDEX
                                 CLASS L SHARES
[L CLASS SHARES LINE GRAPH]

                                       ECLIPSE ASSET MANAGER      ASSET MANAGER        CITIGROUP BIG BOND
                                               FUND              COMPOSITE INDEX             INDEX              S&P 500 INDEX
                                       ---------------------     ---------------       ------------------       -------------
YEAR END
10/31/93                                     $  9,900                $ 10,000                $ 10,000                $ 10,000
94                                              9,783                  10,161                   9,640                  10,387
95                                             11,556                  12,291                  11,153                  13,133
96                                             13,473                  14,317                  11,810                  16,297
97                                             16,821                  17,490                  12,853                  21,531
98                                             19,987                  20,455                  14,061                  26,266
99                                             22,221                  23,649                  14,130                  33,008
00                                             24,473                  25,224                  15,158                  35,018
01                                             21,316                  22,351                  17,372                  26,297
02                                             19,259                  20,777                  18,372                  22,325
10/31/03                                       21,592                  23,711                  19,288                  26,968

Source: Lipper Inc. and Bloomberg, 10/31/03


THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/93 AND, FOR CLASS L SHARES, REFLECT THE DEDUCTION OF ALL SALES CHARGES THAT WOULD HAVE APPLIED FOR THE PERIOD OF INVESTMENT.

                                                                                    AVERAGE ANNUAL TOTAL RETURNS(1)
                        PERFORMANCE                                                      AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------------------------------------------
                                                                                    ONE YEAR   FIVE YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund No-Load Class                                             13.17%       2.49%       9.11%
Eclipse Asset Manager Fund Service Class(2)                                          12.92        2.24        8.86
Eclipse Asset Manager Fund Class L (without sales
 charges)(3)                                                                         12.12        1.56        8.11
Eclipse Asset Manager Fund Class L (with sales charges)(3)                           10.00        1.35        8.00
Average Lipper flexible portfolio fund(4)                                            16.63        2.68        7.60
Citigroup Broad Investment Grade Bond Index(5)                                        4.99        6.53        6.79
Asset Manager Composite Index(6)                                                     14.12        3.00        9.02
S&P 500 Index(7)                                                                     20.80        0.53       10.43

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

1994                                                                             -0.86
Year ended December 31 1995                                                      26.81
1996                                                                             16.16
1997                                                                             26.69
1998                                                                             21.31
10 months ended October 31 1999                                                   5.58
2000                                                                             11.18
2001                                                                            -12.12
2002                                                                             -8.78
2003                                                                             13.17

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares. Class L shares are subject to a 1% sales charge and a contingent deferred sales charge (CDSC) of 1% if redeemed within one year of purchase. Performance figures for Class L shares reflect the .75% distribution fee and .25% service fee.
2. Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 through 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.
3. Performance figures for Class L shares, first offered to the public on 12/30/02, include the historical performance of the No-Load Class shares from the Fund's inception on 1/2/91 up to 12/30/02.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
5. The Citigroup Broad Investment Grade (BIG) Bond Index--the Citigroup BIG Bond Index--is an unmanaged index that is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
6. The Asset Manager Composite Index is an unmanaged index that is comprised of the S&P 500(R) Index, the Citigroup BIG Bond Index, and the Citigroup 1-Month T-Bill Index weighted 60%/30%/10%, respectively. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index or composite.
7. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE ASSET MANAGER FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003

LONG-TERM BONDS (30.2%)+
ASSET-BACKED SECURITY (0.4%)
                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 -------------------------
CONSUMER FINANCE (0.4%)
Citibank Credit Card Issuance
 Trust Series 2003-A2 Class A2
 2.70%, due 1/15/06............  $ 1,000,000   $  1,007,464
                                               ------------
Total Asset-Backed Security
 (Cost $1,011,184).............                   1,007,464
                                               ------------
CORPORATE BONDS (6.8%)

AEROSPACE & DEFENSE (0.3%)
Honeywell International, Inc.
 7.50%, due 3/1/10.............      100,000        117,482
Lockheed Martin Corp.
 8.20%, due 12/1/09............      100,000        120,810
Northrop Grumman Corp.
 7.125%, due 2/15/11...........      100,000        114,910
Raytheon Co.
 6.75%, due 8/15/07............      100,000        109,570
United Technologies Corp.
 6.35%, due 3/1/11.............      250,000        276,997
                                               ------------
                                                    739,769
                                               ------------
AUTOMOBILES (0.2%)
DaimlerChrysler North America
 Holdings, Inc.
 7.30%, due 1/15/12............      250,000        270,261
General Motors Corp.
 8.375%, due 7/15/33...........      250,000        263,765
                                               ------------
                                                    534,026
                                               ------------
BEVERAGES (0.2%)
Anheuser-Busch Cos., Inc.
 5.75%, due 4/1/10.............      100,000        109,369
Coca-Cola Enterprises, Inc.
 7.00%, due 5/15/98............      250,000        273,369
Pepsi Bottling Holdings, Inc.
 5.625%, due 2/17/09 (c).......      100,000        108,545
                                               ------------
                                                    491,283
                                               ------------
BUILDING PRODUCTS (0.0%) (b)
Masco Corp.
 6.75%, due 3/15/06............      100,000        109,472
                                               ------------
CAPITAL MARKETS (0.6%)
Bear Stearns Cos., Inc. (The)
 5.70%, due 1/15/07............      250,000        270,414
Credit Suisse FirstBoston USA,
 Inc.
 4.625%, due 1/15/08...........      250,000        259,800
Goldman Sachs Group, Inc. (The)
 5.70%, due 9/1/12.............      150,000        156,799
 6.125%, due 2/15/33...........      100,000         99,841
J.P. Morgan Chase & Co.
 5.75%, due 1/2/13.............      250,000        262,402
Lehman Brothers Holdings, Inc.
 7.00%, due 2/1/08.............      250,000        281,746

                                   PRINCIPAL
                                    AMOUNT        VALUE
                                 -------------------------
CAPITAL MARKETS (CONTINUED)
Merrill Lynch & Co., Inc.
 Series B
 4.00%, due 11/15/07...........  $   250,000   $    255,557
Morgan Stanley
 6.60%, due 4/1/12.............      250,000        278,369
                                               ------------
                                                  1,864,928
                                               ------------
CHEMICALS (0.1%)
Dow Chemical Co. (The)
 5.75%, due 11/15/09...........      100,000        105,447
E.I. du Pont de Nemours & Co.
 6.875%, due 10/15/09..........      100,000        115,475
                                               ------------
                                                    220,922
                                               ------------
COMMERCIAL BANKS (0.6%)
Bank of America Corp.
 3.875%, due 1/15/08...........      500,000        507,189
Bank One Corp., Series A
 6.00%, due 2/17/09............      250,000        273,182
FleetBoston Financial Corp.
 3.85%, due 2/15/08............      250,000        253,055
U.S. Bancorp, Series N
 3.95%, due 8/23/07............      250,000        255,311
Wachovia Bank National
 Association
 4.85%, due 7/30/07............      250,000        267,548
Wells Fargo Bank NA, San
 Francisco
 6.45%, due 2/1/11.............      250,000        279,409
                                               ------------
                                                  1,835,694
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Cendant Corp.
 6.25%, due 1/15/08............      100,000        108,534
Waste Management, Inc.
 7.375%, due 8/1/10............      100,000        115,644
                                               ------------
                                                    224,178
                                               ------------
COMMUNICATIONS EQUIPMENT (0.0%) (b)
Motorola, Inc.
 5.80%, due 10/15/08...........      100,000        105,716
                                               ------------
COMPUTERS & PERIPHERALS (0.1%)
International Business Machines
 Corp.
 4.25%, due 9/15/09............      250,000        254,403
                                               ------------
CONSUMER FINANCE (0.8%)
American General Finance
 Corp., Series H
 4.50%, due 11/15/07...........      250,000        259,109
Ford Motor Credit Co.
 6.50%, due 1/25/07............      500,000        515,894
 7.375%, due 2/1/11............      250,000        254,539

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                      AMOUNT        VALUE
                                 --------------------------
CONSUMER FINANCE (CONTINUED)
General Motors Acceptance Corp.
 6.125%, due 8/28/07...........  $   350,000   $    368,706
Household Finance Corp.
 5.75%, due 1/30/07............      500,000        539,834
John Deere Capital Corp.
 3.90%, due 1/15/08............      250,000        253,113
MBNA Corp.
 6.125%, due 3/1/13............      100,000        104,205
                                               ------------
                                                  2,295,400
                                               ------------
DIVERSIFIED FINANCIAL SERVICES (0.6%)
Boeing Capital Corp.
 5.75%, due 2/15/07............      250,000        267,857
CIT Group, Inc.
 5.50%, due 11/30/07...........      250,000        267,291
Citigroup, Inc.
 3.50%, due 2/1/08.............      500,000        499,619
 5.875%, due 2/22/33...........      250,000        245,349
National Rural Utilities
 Cooperative Finance Corp.
 5.75%, due 8/28/09............      250,000        269,242
Sears Roebuck Acceptance Corp.
 6.25%, due 5/1/09.............      100,000        111,093
UFJ Finance Aruba AEC
 6.75%, due 7/15/13............      100,000        104,695
Verizon Global Funding Corp.
 7.75%, due 12/1/30............      100,000        115,749
                                               ------------
                                                  1,880,895
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Ameritech Capital Funding
 6.55%, due 1/15/28............      100,000        104,345
AT&T Corp.
 7.30%, due 11/15/11...........      100,000        113,328
BellSouth Corp.
 6.00%, due 10/15/11...........      250,000        269,939
Citizens Communications Co.
 9.25%, due 5/15/11............      100,000        124,813
GTE South, Inc., Series C
 6.00%, due 2/15/08............      300,000        325,168
SBC Communications, Inc.
 5.75%, due 5/2/06.............      150,000        161,411
Sprint Capital Corp.
 6.125%, due 11/15/08..........      150,000        157,982
 8.75%, due 3/15/32............      100,000        113,741
                                               ------------
                                                  1,370,727
                                               ------------
ELECTRIC UTILITIES (0.3%)
American Electric Power Co.,
 Inc.
 5.375%, due 3/15/10...........      100,000        103,518
Dominion Resources, Inc.
 4.125%, due 2/15/08...........      100,000        101,675
DTE Energy Co., Series A
 6.65%, due 4/15/09............      100,000        111,522

                                   PRINCIPAL
                                    AMOUNT          VALUE
                                 --------------------------
ELECTRIC UTILITIES (CONTINUED)
FirstEnergy Corp., Series A
 5.50%, due 11/15/06...........  $   100,000   $    105,086
Northern States Power Co.
 6.875%, due 8/1/09............      100,000        112,662
Peco Energy Co.
 3.50%, due 5/1/08.............      100,000         99,261
Progress Energy, Inc.
 7.10%, due 3/1/11.............      100,000        112,794
                                               ------------
                                                    746,518
                                               ------------
FOOD & STAPLES RETAILING (0.2%)
Albertson's, Inc.
 7.50%, due 2/15/11............      100,000        114,112
Kroger Co. (The)
 8.05%, due 2/1/10.............      100,000        118,046
Safeway, Inc.
 6.50%, due 3/1/11.............      100,000        109,104
Wal-Mart Stores, Inc.
 4.55%, due 5/1/13.............      150,000        147,335
 7.55%, due 2/15/30............      100,000        122,816
                                               ------------
                                                    611,413
                                               ------------
FOOD PRODUCTS (0.2%)
Archer-Daniels-Midland Co.
 8.125%, due 6/1/12............      100,000        122,348
ConAgra Foods, Inc.
 6.75%, due 9/15/11............      100,000        112,553
General Mills, Inc.
 3.875%, due 11/30/07..........      100,000        100,766
Kellogg Co., Series B
 6.00%, due 4/1/06.............      100,000        107,697
Kraft Foods, Inc.
 5.25%, due 6/1/07.............      100,000        106,117
Unilever Capital Corp.
 7.125%, due 11/1/10...........      100,000        115,780
                                               ------------
                                                    665,261
                                               ------------
GAS UTILITIES (0.0%) (b)
Kinder Morgan Energy Partners,
 L.P.
 7.125%, due 3/15/12...........      100,000        115,106
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (0.0%) (b)
HCA, Inc.
 8.75%, due 9/1/10.............      100,000        115,102
                                               ------------
HOUSEHOLD PRODUCTS (0.0%) (b)
Procter & Gamble Co. (The)
 4.75%, due 6/15/07............      100,000        105,661
                                               ------------
INSURANCE (0.0%) (b)
Allstate Corp. (The)
 7.20%, due 12/1/09............      100,000        116,240
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                    AMOUNT          VALUE
                                 ---------------------------
MACHINERY (0.0%) (b)
Caterpillar, Inc.
 7.25%, due 9/15/09............  $   100,000   $    116,597
                                               ------------
MEDIA (0.5%)
Clear Channel Communications,
 Inc.
 4.25%, due 5/15/09............      100,000         99,338
Comcast Cable Communications,
 Inc.
 6.75%, due 1/30/11............      250,000        276,729
Cox Enterprises, Inc.
 7.875%, due 9/15/10 (c).......      100,000        115,785
Liberty Media Corp.
 7.875%, due 7/15/09...........      100,000        113,007
News America Holdings
 9.25%, due 2/1/13.............      100,000        128,776
Time Warner, Inc.
 7.625%, due 4/15/31...........      250,000        279,354
Viacom, Inc.
 7.70%, due 7/30/10............      250,000        296,561
Walt Disney Co. (The), Series B
 6.75%, due 3/30/06............      100,000        109,118
                                               ------------
                                                  1,418,668
                                               ------------
METALS & MINING (0.1%)
Alcoa, Inc.
 4.25%, due 8/15/07............      250,000        259,859
                                               ------------
MULTILINE RETAIL (0.1%)
Federated Department Stores,
 Inc.
 7.00%, due 2/15/28............      100,000        108,371
Target Corp.
 7.00%, due 7/15/31............      100,000        112,910
                                               ------------
                                                    221,281
                                               ------------
MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Constellation Energy Group,
 Inc.
 6.35%, due 4/1/07.............      100,000        109,003
Consumers Energy Co.
 5.375%, due 4/15/13 (c).......      100,000         99,243
Duke Energy Corp.
 6.25%, due 1/15/12............      100,000        107,262
PSE&G Power LLC
 7.75%, due 4/15/11............      100,000        116,909
                                               ------------
                                                    432,417
                                               ------------
OIL & GAS (0.2%)
Amerada Hess Corp.
 7.30%, due 8/15/31............      100,000        100,459
Anadarko Petroleum Corp.
 7.20%, due 3/15/29............      100,000        111,860


                                   PRINCIPAL
                                    AMOUNT          VALUE
                                 --------------------------
OIL & GAS (CONTINUED)
Devon Financing Corp. ULC
 6.875%, due 9/30/11...........  $   100,000   $    112,847
Marathon Oil Corp.
 6.85%, due 3/1/08.............      100,000        111,918
Occidental Petroleum Corp.
 5.875%, due 1/15/07...........      100,000        108,777
Pemex Project Funding Master
 Trust
 7.375%, due 12/15/14..........      100,000        105,000
Valero Energy Corp.
 6.125%, due 4/15/07...........      100,000        109,396
                                               ------------
                                                    760,257
                                               ------------
PAPER & FOREST PRODUCTS (0.1%)
International Paper Co.
 6.75%, due 9/1/11.............      100,000        110,448
Weyerhaeuser Co.
 6.75%, due 3/15/12............      100,000        108,253
                                               ------------
                                                    218,701
                                               ------------
PHARMACEUTICALS (0.2%)
Bristol-Myers Squibb Co.
 4.00%, due 8/15/08 (c)........      250,000        253,246
Pharmacia Corp.
 6.60%, due 12/1/28............      100,000        111,208
Wyeth
 5.25%, due 3/15/13............      100,000        101,471
                                               ------------
                                                    465,925
                                               ------------
REAL ESTATE (0.1%)
EOP Operating LP
 7.00%, due 7/15/11............      100,000        112,576
Simon Property Group, L.P.
 6.375%, due 11/15/07..........      100,000        109,578
                                               ------------
                                                    222,154
                                               ------------
ROAD & RAIL (0.2%)
Burlington Northern Santa Fe
 Corp.
 7.125%, due 12/15/10..........      100,000        116,499
CSX Corp.
 7.45%, due 5/1/07.............      100,000        114,459
Norfolk Southern Corp.
 6.75%, due 2/15/11............      100,000        112,360
Union Pacific Corp.
 6.65%, due 1/15/11............      100,000        111,631
                                               ------------
                                                    454,949
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                    AMOUNT          VALUE
                                -- -------------------------
THRIFTS & MORTGAGE FINANCE (0.4%)
Countrywide Home Loans, Inc.
 5.625%, due 5/15/07...........  $   100,000   $    107,144
General Electric Capital Corp.
 6.00%, due 6/15/12............      500,000        538,055
 6.75%, due 3/15/32............      250,000        277,216
Washington Mutual, Inc.
 7.50%, due 8/15/06............      250,000        280,354
                                               ------------
                                                  1,202,769
                                               ------------
TOBACCO (0.0%) (b)
Altria Group, Inc.
 7.20%, due 2/1/07.............      100,000        106,108
                                               ------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
AT&T Wireless Services, Inc.
 7.875%, due 3/1/11............      100,000        114,268
                                               ------------
Total Corporate Bonds (Cost
 $20,244,023)..................                  20,396,667
                                               ------------
FOREIGN BONDS (1.2%)
BEVERAGES (0.0%) (B)
Diageo Capital PLC
 3.375%, due 3/20/08...........      100,000         99,181
                                               ------------
CAPITAL MARKETS (0.1%)
Kreditanstalt fuer Wiederaufbau
 3.375%, due 1/23/08...........      250,000        250,928
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
British Telecommunications PLC
 8.875%, due 12/15/30..........      100,000        128,760
Deutsche Telekom International
 Finance BV
 8.50%, due 6/15/10............      250,000        300,877
France Telecom S.A.
 8.45%, due 3/1/06.............      150,000        167,987
 9.75%, due 3/1/31.............      100,000        131,982
Koninklijke (Royal) KPN N.V.
 8.00%, due 10/1/10............      100,000        119,184
                                               ------------
                                                    848,790
                                               ------------
FOREIGN GOVERNMENTS (0.6%)
Malaysian Government
 8.75%, due 6/1/09.............      100,000        122,440
Province of Ontario
 5.50%, due 10/1/08............      250,000        270,044
Province of Quebec
 7.50%, due 9/15/29............      250,000        307,519


                                   PRINCIPAL
                                    AMOUNT          VALUE
                                ---------------------------
FOREIGN GOVERNMENTS (CONTINUED)
Republic of Italy, Series DTC
 5.625%, due 6/15/12...........  $   500,000   $    540,840
United Mexican States
 6.375%, due 1/16/13...........      500,000        514,500
                                               ------------
                                                  1,755,343
                                               ------------
INSURANCE (0.1%)
Axa
 8.60%, due 12/15/30...........      100,000        123,229
                                               ------------
OIL & GAS (0.1%)
Conoco Funding Co.
 6.35%, due 10/15/11...........      250,000        278,368
                                               ------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
Vodafone Group PLC
 7.75%, due 2/15/10............      100,000        118,271
                                               ------------
Total Foreign Bonds (Cost
 $3,460,824)...................                   3,474,110
                                               ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (21.7%)
FEDERAL HOME LOAN BANK (2.3%)
 1.625%, due 4/15/05...........    4,000,000      3,999,080
 2.75%, due 3/14/08............    2,000,000      1,952,456
 2.875%, due 9/15/06...........    1,000,000      1,005,466
                                               ------------
                                                  6,957,002
                                               ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.4%)
 2.75%, due 8/15/06-3/15/08....    3,000,000      2,987,442
 6.25%, due 7/15/32............    1,000,000      1,078,645
                                               ------------
                                                  4,066,087
                                               ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (3.1%)
 4.50%, due 8/1/33.............      499,950        476,967
 5.00%, due 11/15/33 TBA (e)...      500,000        492,031
 5.50%, due 12/1/17-1/1/18.....    1,199,951      1,236,130
 5.50%, due 11/13/33 TBA (e)...    1,500,000      1,512,188
 6.00%, due 5/1/16-1/1/28......    1,152,931      1,197,194
 6.50%, due 11/1/16-6/1/32.....    2,485,449      2,589,917
 7.00%, due 3/1/26-7/1/32......      728,240        766,438
 7.50%, due 7/1/11-5/1/32......      680,492        726,470
 7.75%, due 10/1/07............       80,110         85,144
 8.00%, due 10/1/11-11/1/11....      103,002        111,282
                                               ------------
                                                  9,193,761
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.3%)
 4.375%, due 3/15/13...........    1,000,000        975,317
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
                                   PRINCIPAL
                                    AMOUNT          VALUE
                                 --------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE
PASS-THROUGH SECURITIES) (6.1%)
 4.50%, due 11/18/18 TBA (e)...  $ 2,500,000   $  2,496,875
 5.00%, due 10/1/17-3/1/18.....    2,480,473      2,520,413
 5.00%, due 11/15/33 TBA (e)...    3,000,000      2,959,844
 5.50%, due 6/1/33-7/1/33......    3,936,026      3,974,028
 6.00%, due 4/1/19-4/1/33......    3,630,338      3,731,064
 6.50%, due 7/1/29-8/1/32......    1,252,848      1,302,343
 7.00%, due 5/1/26-7/1/30......      487,324        513,435
 7.50%, due 7/1/11-10/1/15.....      449,643        480,406
 8.00%, due 7/1/09-11/1/11.....      165,937        177,876
 8.50%, due 6/1/26-10/1/26.....       47,729         51,892
 9.00%, due 6/1/26-9/1/26......       66,214         73,203
                                               ------------
                                                 18,281,379
                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(MORTGAGE PASS-THROUGH SECURITIES) (1.6%)
 5.50%, due 8/15/33............      998,867      1,012,612
 6.00%, due 1/15/33............      732,730        757,091
 6.50%, due 4/15/29-7/15/32....    1,126,999      1,180,425
 7.00%, due 7/15/11-6/15/28....      935,950        995,169
 7.50%, due 3/15/26-10/15/30...      466,797        499,257
 8.00%, due 8/15/26............      107,483        116,467
 8.50%, due 11/15/26...........       80,159         87,354
 9.00%, due 11/15/26...........        9,168         10,084
                                               ------------
                                                  4,658,459
                                               ------------
UNITED STATES TREASURY BONDS (1.8%)
 5.25%, due 2/15/29............    2,650,000      2,647,204
 5.375%, due 2/15/31...........    2,000,000      2,066,796
 11.875%, due 11/15/03.........      700,000        702,407
                                               ------------
                                                  5,416,407
                                               ------------
UNITED STATES TREASURY NOTES (5.1%)
 4.25%, due 8/15/13............    3,000,000      2,987,814
 4.625%, due 5/15/06 (f).......    3,000,000      3,183,867
 4.75%, due 11/15/08...........    2,000,000      2,137,188
 6.00%, due 8/15/04............    4,400,000      4,564,142
 7.00%, due 7/15/06............    2,100,000      2,360,696
                                               ------------
                                                 15,233,707
                                               ------------
Total U.S. Government & Federal
 Agencies (Cost $63,415,322)...                  64,782,119(g)
                                               ------------
YANKEE BONDS (0.1%) (d)

INDUSTRIAL CONGLOMERATES (0.0%) (b)
Tyco International Group S.A.
 6.125%, due 1/15/09...........      100,000        105,125
                                               ------------


                                   PRINCIPAL
                                    AMOUNT          VALUE
                                 --------------------------
OIL & GAS (0.1%)
Burlington Resources, Inc.
 6.50%, due 12/1/11............  $   100,000   $    111,262
Norsk Hydro ASA
 7.25%, due 9/23/27............      100,000        114,700
                                               ------------
                                                    225,962
                                               ------------
Total Yankee Bonds (Cost
 $319,882).....................                     331,087
                                               ------------
Total Long-Term Bonds (Cost
 $88,451,235)..................                  89,991,447
                                               ------------
COMMON STOCKS (62.0%)
                                    SHARES
                                 -----------

AEROSPACE & DEFENSE (0.4%)
AAR Corp. .....................          582          6,344
Alliant Techsystems, Inc.
 (a)...........................          705         36,491
Armor Holdings, Inc. (a).......          506          9,867
Boeing Co. (The)...............        8,090        311,384
Cubic Corp. ...................          488         13,859
Curtiss-Wright Corp. ..........          189         13,986
DRS Technologies, Inc. (a).....          410          9,865
EDO Corp. .....................          360          8,028
Engineered Support Systems,
 Inc. .........................          295         19,945
Esterline Technologies Corp.
 (a)...........................          383          8,483
GenCorp, Inc. .................          799          7,567
General Dynamics Corp. ........          297         24,859
Goodrich Corp. ................        3,937        108,740
Honeywell International,
 Inc. .........................        3,449        105,574
InVision Technologies, Inc.
 (a)...........................          316          8,586
Kaman Corp. Class A............          413          5,039
Lockheed Martin Corp. .........        1,948         90,309
Mercury Computer Systems, Inc.
 (a)...........................          386          8,303
Precision Castparts Corp. .....        2,362         97,149
Rockwell Collins, Inc. ........        1,912         52,484
Teledyne Technologies, Inc.
 (a)...........................          588          9,696
Triumph Group, Inc. (a)........          290          9,468
United Technologies Corp. .....        1,335        113,061
                                               ------------
                                                  1,079,087
                                               ------------
AIR FREIGHT & LOGISTICS (1.0%)
ABX Air, Inc. (a)..............        3,594         12,579
EGL, Inc. (a)..................        1,653         26,961
Expeditors International of
 Washington, Inc. .............          170          6,382
FedEx Corp. ...................        4,745        359,481
Forward Air Corp. (a)..........          389         11,312
J.B. Hunt Transport Services,
 Inc. .........................        7,832        198,776

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                 --------------------------
AIR FREIGHT & LOGISTICS (CONTINUED)
Ryder System, Inc. ............        3,046   $     91,380
United Parcel Service, Inc.
 Class B.......................       32,410      2,350,373
                                               ------------
                                                  3,057,244
                                               ------------
AIRLINES (0.1%)
Alaska Air Group, Inc. (a).....        2,326         66,966
Atlantic Coast Airlines
 Holdings, Inc. (a)............          828          9,166
Delta Air Lines, Inc. .........        1,922         25,024
Frontier Airlines, Inc. (a)....          716         11,506
JetBlue Airways Corp. (a)......        2,523        145,527
Mesa Air Group, Inc. (a).......          576          6,203
SkyWest, Inc. .................        1,057         19,544
                                               ------------
                                                    283,936
                                               ------------
AUTO COMPONENTS (0.3%)
ArvinMeritor, Inc. ............        1,902         31,935
Bandag, Inc. ..................            4            146
Bandag, Inc. Class A...........        1,969         63,599
BorgWarner, Inc. ..............          433         34,463
Cooper Tire & Rubber Co. ......        1,970         38,730
Dana Corp. ....................        2,819         45,893
Delphi Corp. ..................       24,267        215,976
Goodyear Tire & Rubber Co.
 (The).........................          865          5,934
Intermet Corp. ................          618          2,719
Johnson Controls, Inc. ........          735         79,035
Lear Corp. (a).................        3,910        227,132
Midas, Inc. ...................          361          4,845
Modine Manufacturing Co. ......        1,575         40,304
Standard Motor Products,
 Inc. .........................          303          3,378
Tower Automotive, Inc. (a).....        1,029          4,095
Visteon Corp. .................        1,799         11,622
                                               ------------
                                                    809,806
                                               ------------
AUTOMOBILES (0.5%)
Coachmen Industries, Inc. .....          382          5,955
Ford Motor Co. ................       76,255        924,973
General Motors Corp. ..........       11,924        508,797
Monaco Coach Corp. (a).........          531         12,792
Thor Industries, Inc. .........          522         33,471
Winnebago Industries, Inc. ....          332         19,356
                                               ------------
                                                  1,505,344
                                               ------------
BEVERAGES (0.8%)
Adolph Coors Co. Class B.......          252         14,125
Anheuser-Busch Cos., Inc. .....           36          1,773
Coca-Cola Co. (The)............       18,159        842,577
Coca-Cola Enterprises, Inc. ...       15,660        315,705
Constellation Brands, Inc.
 Class A (a)...................        1,637         51,353
Pepsi Bottling Group, Inc.
 (The).........................        5,376        119,831
PepsiAmericas, Inc. ...........       10,614        158,998
PepsiCo, Inc. .................       15,851        757,995
                                               ------------
                                                  2,262,357
                                               ------------

                                      SHARES        VALUE
                                 --------------------------


BIOTECHNOLOGY (0.8%)
Amgen, Inc. (a)................       22,255   $  1,374,469
ArQule, Inc. (a)...............          563          2,928
Cephalon, Inc. (a).............        1,015         47,664
Charles River Laboratories
 International, Inc. (a).......          772         24,889
Chiron Corp. (a)...............        1,533         83,748
Enzo Biochem, Inc. (a).........          546         10,101
Genzyme Corp. (a)..............        3,144        144,310
Gilead Sciences, Inc. (a)......        7,835        427,634
IDEC Pharmaceuticals Corp.
 (a)...........................          254          8,923
IDEXX Laboratories, Inc. (a)...          628         29,704
MedImmune, Inc. (a)............        4,965        132,367
Millennium Pharmaceuticals,
 Inc. (a)......................       10,677        169,978
Regeneron Pharmaceuticals, Inc.
 (a)...........................          952         13,176
Savient Pharmaceuticals, Inc.
 (a)...........................        1,087          6,576
Techne Corp. (a)...............          745         25,948
                                               ------------
                                                  2,502,415
                                               ------------
BUILDING PRODUCTS (0.1%)
Apogee Enterprises, Inc. ......          502          5,246
ElkCorp........................          357          9,068
Griffon Corp. (a)..............          540         10,449
Lennox International, Inc. ....        1,071         17,714
Masco Corp. ...................        3,283         90,282
Simpson Manufacturing Co., Inc.
 (a)...........................          450         20,138
Universal Forest Products,
 Inc. .........................          324          9,590
York International Corp. ......        4,531        180,062
                                               ------------
                                                    342,549
                                               ------------
CAPITAL MARKETS (2.2%)
A.G. Edwards, Inc. ............        5,779        234,050
Bank of New York Co., Inc.
 (The).........................        7,761        242,066
E*TRADE Financial Corp. (a)....       43,403        447,051
J.P. Morgan Chase & Co. .......       49,577      1,779,814
Jefferies Group, Inc. .........        1,002         31,062
LaBranche & Co., Inc. .........        3,536         37,446
Legg Mason, Inc. ..............        4,222        351,482
Lehman Brothers Holdings,
 Inc. .........................       10,561        760,392
Merrill Lynch & Co., Inc. .....       33,936      2,009,011
Morgan Stanley.................        4,097        224,802
Neuberger Berman, Inc. ........        1,052         45,604
Raymond James Financial,
 Inc. .........................          889         36,262
S&P 500 Index-SPDR Trust,
 Series 1 (h)..................          379         39,920
S&P MidCap 400 Index-MidCap
 SPDR Trust, Series 1 (h)......        2,200        221,100
SEI Investments Co. ...........        2,269         66,073
SWS Group, Inc. ...............          310          6,727
T.Rowe Price Group, Inc. ......          654         26,912
                                               ------------
                                                  6,559,774
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                 --------------------------
CHEMICALS (0.6%)
Airgas, Inc. ..................        3,630   $     69,514
Arch Chemicals, Inc. ..........          410          9,094
Cabot Corp. ...................        1,049         29,267
Cambrex Corp. .................          470         11,111
Crompton Corp. ................       11,812         63,312
Cytec Industries, Inc. (a).....        2,205         76,977
Dow Chemical Co. (The).........       13,481        508,099
Eastman Chemical Co. ..........          809         26,260
Ecolab, Inc. ..................        1,364         36,678
Engelhard Corp. ...............        2,767         79,081
Ferro Corp. ...................        1,409         28,927
FMC Corp. (a)..................          496         13,893
Georgia Gulf Corp. ............          593         15,952
H.B. Fuller Co. ...............          519         12,861
International Flavors &
 Fragrances, Inc. .............        1,410         46,671
MacDermid, Inc. ...............          566         16,912
Material Sciences Corp. (a)....          339          3,180
Minerals Technologies, Inc. ...          561         30,743
Monsanto Co. ..................       12,747        319,312
OM Group, Inc. ................          518          9,272
Omnova Solutions, Inc. ........          963          3,380
Penford Corp. .................          205          2,868
PolyOne Corp. .................        1,676          8,095
Quaker Chemical Corp. .........          225          5,971
Rohm & Haas Co. ...............        1,189         46,728
Schulman (A.), Inc. ...........          539         10,236
Scotts Co. (The) Class A (a)...          578         33,379
Sigma-Aldrich Corp. ...........        1,977        103,694
Wellman, Inc. .................          769          6,344
                                               ------------
                                                  1,627,811
                                               ------------
COMMERCIAL BANKS (2.0%)
Bank of America Corp. .........       16,604      1,257,421
Bank of Hawaii Corp. ..........        1,387         54,648
Banknorth Group, Inc. .........        4,778        149,647
BB&T Corp. ....................           27          1,044
Boston Private Financial
 Holdings, Inc. ...............          415         10,570
Cathay Bancorp, Inc. ..........           19            954
Charter One Financial, Inc. ...        1,189         38,000
Chittenden Corp. ..............          667         21,464
Commerce Bancorp, Inc. ........        2,932        141,733
Community First Bankshares,
 Inc. .........................          693         18,815
Compass Bancshares, Inc. ......        2,589         97,812
East West Bancorp, Inc. .......          440         21,600
First BanCorp..................          731         24,342
First Midwest Bancorp, Inc. ...          850         26,265
First Republic Bank............          266          9,523
First Tennessee National
 Corp. ........................        1,316         59,694
FirstMerit Corp. ..............        6,981        179,970
FleetBoston Financial Corp. ...        5,540        223,761
Greater Bay Bancorp............          719         19,384
Hudson United Bancorp..........          818         29,685
Huntington Bancshares, Inc. ...        1,249         27,053
Irwin Financial Corp. .........          511         14,323

                                      SHARES        VALUE
                                 --------------------------
COMMERCIAL BANKS (CONTINUED)
M&T Bank Corp. ................        1,263   $    118,596
Marshall & Ilsley Corp. .......        1,426         51,079
National City Corp. ...........        6,488        211,898
National Commerce Financial
 Corp. ........................        6,250        171,688
PNC Financial Services Group,
 Inc. (The)....................        6,163        330,152
Provident Bankshares Corp. ....          450         13,964
Provident Financial Group,
 Inc. .........................        3,238         95,359
Regions Financial Corp. .......        1,170         42,998
Republic Bancorp, Inc. ........        1,049         15,231
Riggs National Corp. ..........          522          8,618
Silicon Valley Bancshares
 (a)...........................        1,860         65,286
South Financial Group, Inc.
 (The).........................          859         22,446
SouthTrust Corp. ..............        2,270         72,300
Southwest Bancorporation of
 Texas, Inc. ..................          623         22,372
Sterling Bancshares, Inc. .....          807          9,281
Susquehanna Bancshares, Inc. ..          727         18,211
TCF Financial Corp. ...........        1,485         77,487
TrustCo Bank Corp. of NY.......        1,357         17,709
U.S. Bancorp...................        8,777        238,910
UCBH Holdings, Inc. ...........          821         29,318
United Bankshares, Inc. .......          756         22,869
Wachovia Corp. ................       19,513        895,061
Wells Fargo & Co. .............       15,892        895,037
Whitney Holding Corp. .........          737         27,984
Wintrust Financial Corp. ......          341         14,779
Zions Bancorp. ................        1,244         76,245
                                               ------------
                                                  5,992,586
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (1.6%)
ABM Industries, Inc. ..........          899         13,988
Administaff, Inc. (a)..........          487          5,640
Allied Waste Industries, Inc.
 (a)...........................        9,770        110,206
Angelica Corp. ................          210          4,326
Apollo Group, Inc. Class A
 (a)...........................        3,652        232,012
Arbitron, Inc. (a).............          551         21,765
Banta Corp. ...................        2,303         88,113
Bowne & Co., Inc. .............          616          9,240
Brady Corp. Class A............          424         14,967
Brink's Co. (The)..............        3,307         66,305
Career Education Corp. (a).....        8,935        478,469
CDI Corp. .....................          355         11,626
Cendant Corp. (a)..............       29,965        612,185
Central Parking Corp. .........          660          7,966
Coinstar, Inc. (a).............          393          5,757
Consolidated Graphics, Inc.
 (a)...........................          245          6,774
Corinthian Colleges, Inc.
 (a)...........................        1,501         92,942
CPI Corp. .....................          194          3,824
D&B Corp. (a)..................          801         37,287
DeVry, Inc. (a)................        3,945         95,745
Donnelley (R.R.) & Sons Co. ...        5,282        137,332
Education Management Corp.
 (a)...........................        2,360        149,105
G&K Services, Inc. Class A.....          379         12,507

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                 --------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
H&R Block, Inc. ...............        6,788   $    319,647
Heidrick & Struggles
 International, Inc. (a).......          334          6,597
Herman Miller, Inc. ...........        4,461        102,469
HON INDUSTRIES, Inc. ..........        4,101        168,141
Imagistics International, Inc.
 (a)...........................          310          9,966
Insurance Auto Auctions, Inc.
 (a)...........................          279          3,652
Ionics, Inc. (a)...............          322          9,174
ITT Educational Services, Inc.
 (a)...........................          820         40,836
John H. Harland Co. ...........          512         13,942
Kelly Services, Inc. Class A...          927         22,712
Kroll, Inc. (a)................          762         17,724
Labor Ready, Inc. (a)..........          735          7,989
MemberWorks, Inc. (a)..........          220          6,354
Mobile Mini, Inc. (a)..........          261          5,505
Monster Worldwide, Inc. (a)....        2,290         58,326
NCO Group, Inc. (a)............          473         11,257
New England Business Service,
 Inc. (a)......................          237          6,897
On Assignment, Inc. (a)........          637          3,331
Pitney Bowes, Inc. ............        1,890         77,679
Pre-Paid Legal Services, Inc.
 (a)...........................          317          8,610
PRG-Schultz International,
 Inc. .........................        1,125          5,344
Republic Services, Inc. .......       11,819        274,792
Rollins, Inc. .................        3,180         64,618
Roto-Rooter, Inc. .............          180          6,354
School Specialty, Inc. (a).....          343          9,563
Sotheby's Holdings, Inc. Class
 A (a).........................          331          3,525
SOURCECORP, Inc. (a)...........          295          6,912
Spherion Corp. (a).............        1,089          9,474
Standard Register Co. (The)....          517          9,099
Sylvan Learning Systems, Inc.
 (a)...........................        2,094         59,260
Tetra Tech, Inc. (a)...........          984         22,120
United Rentals, Inc. (a).......        8,951        155,926
United Stationers, Inc. .......          606         22,549
Valassis Communications,
 Inc. .........................        1,471         38,099
Viad Corp. ....................       11,174        279,126
Volt Information Sciences, Inc.
 (a)...........................          278          4,865
Waste Connections, Inc. (a)....          519         17,999
Waste Management, Inc. ........       28,791        746,263
Watson Wyatt & Co. Holdings
 (a)...........................          602         14,478
                                               ------------
                                                  4,869,255
                                               ------------
COMMUNICATIONS EQUIPMENT (1.6%)
Adaptec, Inc. (a)..............        1,977         16,824
ADC Telecommunications, Inc.
 (a)...........................        5,480         13,974
ADTRAN, Inc. ..................        3,524        239,738
Advanced Fibre Communications,
 Inc. (a)......................        4,933        118,737
Andrew Corp. (a)...............        1,177         15,395

                                      SHARES        VALUE
                                 --------------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
Audiovox Corp. Class A (a).....          419   $      5,028
Avaya, Inc. (a)................       16,147        208,942
Avocent Corp. (a)..............        3,264        123,379
Bel Fuse, Inc. Class B.........          201          5,276
Black Box Corp. ...............          332         14,296
Brooktrout, Inc. ..............          295          4,242
Cable Design Technologies
 Corp. ........................          818          7,886
C-COR.net Corp. ...............          665          6,703
CIENA Corp. ...................        2,348         15,051
Cisco Systems, Inc. ...........       95,168      1,996,625
CommScope, Inc. (a)............        6,365         98,594
Comverse Technology, Inc. .....        4,677         84,373
Concerto Software, Inc. .......          283          3,379
Corning, Inc. .................       51,185        562,011
Digi International, Inc. ......          512          4,711
Harmonic, Inc. ................        1,105          8,575
Harris Corp. ..................        2,796        104,067
Inter-Tel, Inc. ...............          457         11,512
JDS Uniphase Corp. ............        8,877         31,513
Lucent Technologies, Inc. .....       17,251         55,203
McDATA Corp. Class A...........        5,234         54,067
Motorola, Inc. ................       10,369        140,293
Network Equipment Technology,
 Inc. .........................          546          5,706
PC-Tel, Inc. (a)...............          480          4,862
Plantronics, Inc. .............        1,987         55,259
Polycom, Inc. .................        7,204        144,296
Powerwave Technologies, Inc. ..        3,185         20,734
QUALCOMM, Inc. ................        7,869        373,778
Scientific-Atlanta, Inc. ......        6,540        193,584
SCM Microsystems, Inc. (a).....          379          3,153
Symmertricom, Inc. (a).........          770          5,544
Tellabs, Inc. (a)..............          536          4,036
Tollgrade Communications, Inc.
 (a)...........................          327          5,124
ViaSat, Inc. (a)...............          479          9,403
                                               ------------
                                                  4,775,873
                                               ------------
COMPUTERS & PERIPHERALS (2.2%)
Avid Technology, Inc. (a)......          545         28,198
Dell, Inc. (a).................       20,482        739,810
Diebold, Inc. .................        2,825        161,195
EMC Corp. (a)..................       15,112        209,160
Gateway, Inc. (a)..............        2,281         11,496
Hewlett-Packard Co. ...........       54,413      1,213,954
Hutchinson Technology, Inc.
 (a)...........................          473         15,850
Imation Corp. .................          200          6,810
International Business Machines
 Corp. ........................       27,583      2,468,127
Lexmark International, Inc.
 (a)...........................        5,504        405,150
NCR Corp. (a)..................        1,308         47,010
Network Appliance, Inc. (a)....        9,694        239,248
Pinnacle Systems, Inc. (a).....        1,154          8,020
Quantum Corp. (a)..............        4,234         13,168
Rainbow Technologies, Inc.
 (a)...........................          632          7,780
SanDisk Corp. (a)..............        6,859        552,835

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                 --------------------------
COMPUTERS & PERIPHERALS (CONTINUED)
SBS Technologies, Inc. (a).....          352   $      4,829
Storage Technology Corp. (a)...       10,629        256,159
Sun Microsystems, Inc. (a).....       19,341         76,590
                                               ------------
                                                  6,465,389
                                               ------------
CONSTRUCTION & ENGINEERING (0.1%)
Butler Manufacturing Co. ......          152          2,698
Dycom Industries, Inc. (a).....        1,587         34,295
EMCOR Group, Inc. (a)..........          274         10,327
Granite Construction, Inc.
 (a)...........................          753         15,052
Insituform Technologies, Inc.
 Class A (a)...................          483          6,907
Quanta Services, Inc. (a)......       11,025         90,184
Shaw Group, Inc. (The) (a).....          690          9,419
URS Corp. (a)..................          595         13,025
                                               ------------
                                                    181,907
                                               ------------
CONSTRUCTION MATERIALS (0.0%) (b)
Florida Rock Industries,
 Inc. .........................          524         29,999
Texas Industries, Inc. ........          385         10,461
Vulcan Materials Co. ..........          797         35,315
                                               ------------
                                                     75,775
                                               ------------
CONSUMER FINANCE (0.6%)
American Express Co. ..........          580         27,219
AmeriCredit Corp. (a)..........       13,754        184,304
Capital One Financial Corp. ...       10,961        666,429
Cash America International,
 Inc. .........................          472          9,010
iDine Rewards Network, Inc. ...          415          4,532
MBNA Corp. ....................       32,999        816,725
Providian Financial Corp. .....       12,661        140,664
                                               ------------
                                                  1,848,883
                                               ------------
CONTAINERS & PACKAGING (0.1%)
Aptargroup, Inc. ..............          661         23,664
Ball Corp. ....................          589         33,102
Caraustar Industries, Inc. ....          510          4,901
Chesapeake Corp. ..............          281          6,856
Longview Fibre Co. ............        1,233         13,255
Myers Industries, Inc. ........          550          6,710
Rock-Tenn Co. .................          637         10,256
Sealed Air Corp. (a)...........        2,346        124,877
                                               ------------
                                                    223,621
                                               ------------
DISTRIBUTORS (0.0%) (b)
Advanced Marketing Services,
 Inc. .........................          460          5,267
                                               ------------
DIVERSIFIED FINANCIAL SERVICES (1.9%)
Citigroup, Inc. (f)............       98,884      4,687,101
Financial Federal Corp. .......          338         11,340
GATX Corp. ....................        5,343        120,164
Moody's Corp. .................        6,508        376,358
Principal Financial Group,
 Inc. .........................       14,071        441,126
                                               ------------
                                                  5,636,089
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
ALLTEL Corp. ..................        1,552         73,363
AT&T Corp. ....................        8,511        158,219

                                      SHARES        VALUE
                                 --------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
BellSouth Corp. ...............       60,880   $  1,601,753
CenturyTel, Inc. ..............        3,581        128,021
Cincinnati Bell, Inc. .........       23,090        117,990
Citizens Communications Co. ...       13,524        168,374
Commonwealth Telephone
 Enterprises, Inc. ............          434         17,690
General Communication, Inc.
 Class A (a)...................        1,023         10,087
Qwest Communications
 International, Inc. ..........       69,713        246,087
SBC Communications, Inc. ......       64,119      1,537,573
Sprint Corp. (FON Group).......       42,744        683,904
Verizon Communications, Inc. ..       51,189      1,719,950
                                               ------------
                                                  6,463,011
                                               ------------
ELECTRIC UTILITIES (1.5%)
Alliant Energy Corp. ..........        3,477         83,657
American Electric Power Co.,
 Inc. .........................       16,239        457,777
CenterPoint Energy, Inc. ......        4,586         44,989
Central Vermont Public Service
 Corp. ........................          283          6,509
CH Energy Group, Inc. .........          288         12,614
Cleco Corp. ...................          864         14,472
Dominion Resources, Inc. ......        1,224         75,398
DPL, Inc. .....................        6,117        111,452
Duquesne Light Holdings,
 Inc. .........................          794         12,760
Edison International...........       14,153        278,956
El Paso Electric Co. (a).......          881         10,695
Entergy Corp. .................        5,484        295,588
Exelon Corp. ..................       11,890        754,420
FPL Group, Inc. ...............        3,296        210,087
Great Plains Energy, Inc. .....        8,768        279,524
Green Mountain Power Corp. ....          119          2,702
IDACORP, Inc. .................        1,844         50,065
Northeast Utilities............        3,528         66,468
NSTAR..........................          190          8,873
OGE Energy Corp. ..............        4,540        103,557
Pepco Holdings, Inc. ..........        5,843        102,837
PG&E Corp. ....................       17,680        432,276
Pinnacle West Capital Corp. ...          992         36,268
Public Service Enterprise
 Group, Inc. ..................        4,879        199,405
Puget Energy, Inc. ............        6,322        143,699
Southern Co. (The).............        4,669        139,136
TXU Corp. .....................       10,575        241,321
UIL Holdings Corp. ............          264          9,916
UniSource Energy Corp. ........          615         11,869
Wisconsin Energy Corp. ........        4,883        159,918
Xcel Energy, Inc. .............        9,790        160,556
                                               ------------
                                                  4,517,764
                                               ------------
ELECTRICAL EQUIPMENT (0.2%)
A.O. Smith Corp. ..............          532         16,838
Acuity Brands, Inc. ...........          759         16,318
American Power Conversion
 Corp. ........................        2,049         41,451
AMETEK, Inc. ..................          733         34,488

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                 --------------------------
ELECTRICAL EQUIPMENT (CONTINUED)
Baldor Electric Co. ...........          599   $     12,759
Belden, Inc. ..................          464          8,700
C&D Technologies, Inc. ........          467          9,307
Cooper Industries, Ltd. Class
 A.............................        1,871         98,976
Hubbell, Inc. Class B..........        1,547         66,273
Intermagnetics General Corp.
 (a)...........................          303          7,133
MagneTek, Inc. (a).............          568          3,459
Regal-Beloit Corp. ............          457          9,300
Rockwell Automation, Inc. .....        6,191        192,231
Roper Industries, Inc. ........          576         28,466
Vicor Corp. (a)................          764          7,747
Woodward Governor Co. .........          203          9,391
                                               ------------
                                                    562,837
                                               ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
Aeroflex, Inc. ................        1,205         11,182
Agilysys, Inc. ................          587          6,034
Anixter International, Inc.
 (a)...........................          662         15,809
Arrow Electronics, Inc. (a)....        5,566        118,834
Artesyn Technologies, Inc.
 (a)...........................          707          5,819
Avnet, Inc. (a)................       14,786        286,848
BEI Technologies, Inc. ........          352          6,516
Bell Microproducts, Inc. (a)...          474          4,001
Benchmark Electronics, Inc.
 (a)...........................          454         22,119
CDW Corp. .....................        4,507        270,645
Checkpoint Systems, Inc. (a)...          599         11,285
Cognex Corp. ..................          790         21,211
Coherent, Inc. (a).............          545         12,535
CTS Corp. .....................          632          6,996
Electro Scientific Industries,
 Inc. (a)......................          509         12,501
FLIR Systems, Inc. (a).........          605         18,912
Global Imaging Systems, Inc.
 (a)...........................          392         11,388
Itron, Inc. (a)................          374          7,663
Keithley Instruments, Inc. ....          373          6,016
KEMET Corp. (a)................          743          9,845
Methode Electronics, Inc. Class
 A.............................          651          7,753
Molex, Inc. ...................           22            691
Molex, Inc. Class A............        9,318        247,020
Park Electrochemical Corp. ....          361          8,844
Paxar Corp. (a)................          713          8,542
PerkinElmer, Inc. .............        5,466         98,443
Photon Dynamics, Inc. (a)......          295         11,157
Planar Systems, Inc. (a).......          261          6,040
Plexus Corp. (a)...............        3,933         68,002
RadiSys Corp. (a)..............          326          6,373
Rogers Corp. (a)...............          295         11,794
Sanmina-SCI Corp. (a)..........       24,805        261,693
Solectron Corp. (a)............       34,025        188,499
Symbol Technologies, Inc. .....        2,820         35,222
Tech Data Corp. (a)............          972         31,998
Technitrol, Inc. (a)...........          734         16,001
Thermo Electron Corp. (a)......        2,676         58,818
Trimble Navigation Ltd. (a)....          596         16,479

                                      SHARES        VALUE
                                 --------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
Varian, Inc. (a)...............          576   $     20,627
Veeco Instruments, Inc. (a)....          535         13,557
Vishay Intertechnology, Inc.
 (a)...........................        4,398         82,463
X-Rite, Inc. ..................          488          5,309
                                               ------------
                                                  2,071,484
                                               ------------
ENERGY EQUIPMENT & SERVICES (0.3%)
Atwood Oceanics, Inc. (a)......          253          6,550
Cal Dive International, Inc.
 (a)...........................          688         14,262
CARBO Ceramics, Inc. ..........          284         11,928
Cooper Cameron Corp. (a).......          850         36,397
Dril-Quip, Inc. (a)............          316          4,740
ENSCO International, Inc. .....          160          4,216
FMC Technologies, Inc. (a).....          208          4,177
Grant Prideco, Inc. (a)........          236          2,676
Halliburton Co. ...............       11,640        277,963
Hanover Compressor Co. (a).....        7,706         81,684
Helmerich & Payne, Inc. .......        1,330         35,258
Hydril (a).....................          416          9,755
Input/Output, Inc. (a).........        1,233          5,068
Lone Star Technologies, Inc.
 (a)...........................          520          7,238
Maverick Tube Corp. (a)........          766         12,938
Oceaneering International, Inc.
 (a)...........................          442         10,192
Offshore Logistics, Inc. (a)...          411          8,960
Patterson-UTI Energy, Inc.
 (a)...........................        3,945        112,788
Schlumberger Ltd. .............        3,084        144,855
SEACOR SMIT, Inc. (a)..........          343         13,144
Smith International, Inc.
 (a)...........................          288         10,722
TETRA Technologies, Inc. (a)...          395          8,931
Unit Corp. (a).................          795         15,415
Veritas DGC, Inc. (a)..........          612          5,422
Weatherford International Ltd.
 (a)...........................          166          5,769
W-H Energy Services, Inc.
 (a)...........................          498          7,809
                                               ------------
                                                    858,857
                                               ------------
FOOD & STAPLES RETAILING (1.9%)
Albertson's, Inc. .............       17,977        364,753
BJ's Wholesale Club, Inc.
 (a)...........................        2,389         61,373
Casey's General Stores,
 Inc. .........................          910         14,105
Costco Wholesale Corp. (a).....           72          2,547
CVS Corp. .....................        8,896        312,961
Duane Reade, Inc. (a)..........          439          6,036
Great Atlantic & Pacific Tea
 Co., Inc. (The) (a)...........          704          4,400
Kroger Co. (The) (a)...........       36,599        640,117
Longs Drug Stores Corp. .......          586         13,126
Nash Finch Co. ................          288          4,536
Performance Food Group Co.
 (a)...........................          833         31,029
Ruddick Corp. .................        2,424         38,687
Safeway, Inc. (a)..............       18,749        395,604
SUPERVALU, Inc. ...............        6,481        163,451
Sysco Corp. ...................        8,913        300,012
United Natural Foods, Inc.
 (a)...........................          356         13,770
Wal-Mart Stores, Inc. (a)(f)...       54,177      3,193,734

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                   -------------------------
FOOD & STAPLES RETAILING (CONTINUED)
Whole Foods Market, Inc. (a)...        3,312   $    196,203
Winn-Dixie Stores, Inc. .......        3,762         30,435
                                               ------------
                                                  5,786,879
                                               ------------
FOOD PRODUCTS (1.1%)
American Italian Pasta Co.
 Class A (a)...................          327         12,504
Archer-Daniels-Midland Co. ....        2,433         34,914
Campbell Soup Co. .............       13,143        340,667
ConAgra Foods, Inc. ...........       19,168        456,965
Corn Products International,
 Inc. .........................          659         22,333
Dean Foods Co. (a).............       14,788        447,337
Delta and Pine Land Co. .......          696         15,911
H.J. Heinz Co. ................       14,146        499,778
Hain Celestial Group, Inc.
 (a)...........................          622         13,124
Hershey Foods Corp. ...........        5,734        442,091
Hormel Foods Corp. ............          493         12,172
International Multifoods Corp.
 (a)...........................          352          7,853
Interstate Bakeries Corp. .....        2,917         42,822
J&J Snack Foods Corp. (a)......          159          5,675
J.M. Smucker Co. (The).........          754         33,003
Lancaster Colony Corp. ........        1,590         63,139
Lance, Inc. ...................          532          6,889
Ralcorp Holdings, Inc. (a).....          528         14,520
Sara Lee Corp. ................       15,715        313,200
Sensient Technologies Corp. ...          269          5,165
Tootsie Roll Industries,
 Inc. .........................        1,665         54,928
Tyson Foods, Inc. Class A......       23,342        333,090
                                               ------------
                                                  3,178,080
                                               ------------
GAS UTILITIES (0.3%)
AGL Resources, Inc. ...........        6,590        185,509
Atmos Energy Corp. ............          916         22,442
Cascade Natural Gas Corp. .....          267          5,207
Kinder Morgan, Inc. ...........        4,277        229,033
Laclede Group, Inc. (The)......          349          9,894
New Jersey Resources Corp. ....          497         18,811
Nicor, Inc. ...................          966         33,105
NiSource, Inc. ................        3,895         80,665
Northwest Natural Gas Co. .....          470         13,630
NUI Corp. .....................          293          5,002
Peoples Energy Corp. ..........        1,272         51,452
Piedmont Natural Gas Co.,
 Inc. .........................          611         24,275
Sempra Energy..................        4,464        124,099
Southern Union Co. (a).........        1,332         23,457
Southwest Gas Corp. ...........          618         13,954
Southwestern Energy Co. (a)....          650         12,610
UGI Corp. .....................          780         24,024
WGL Holdings, Inc. ............        1,774         49,051
                                               ------------
                                                    926,220
                                               ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.2%)
Advanced Medical Optics, Inc.
 (a)...........................          531         10,710
American Medical Systems
 Holdings, Inc. (a)............          602         12,040

                                      SHARES        VALUE
                                   -------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Analogic Corp. ................          245   $     10,692
ArthroCare Corp. (a)...........          377          8,426
Bausch & Lomb, Inc. ...........          419         20,179
Beckman Coulter, Inc. .........        6,349        315,228
Becton, Dickinson & Co. .......        4,821        176,256
Biosite, Inc. (a)..............          283          7,301
Boston Scientific Corp. (a)....        8,277        560,518
C.R. Bard, Inc. ...............        1,113         89,096
CONMED Corp. (a)...............          530         10,786
Cooper Cos., Inc. .............          575         24,984
Cytyc Corp. (a)................        5,217         67,456
Datascope Corp. ...............          270          8,988
DENTSPLY International,
 Inc. .........................          447         19,753
Diagnostic Products Corp. .....          525         21,431
Edwards Lifesciences Corp.
 (a)...........................        2,401         69,629
Guidant Corp. .................       11,313        577,076
Haemonetics Corp. (a)..........          440         10,146
Hillenbrand Industries,
 Inc. .........................        1,762        104,892
Hologic, Inc. (a)..............          362          4,923
ICU Medical, Inc. (a)..........          247          8,346
INAMED Corp. (a)...............          421         36,362
Integra LifeSciences Holdings
 (a)...........................          488         16,465
Invacare Corp. ................          565         23,176
Medtronic, Inc. ...............          624         28,436
Mentor Corp. (a)...............          848         17,172
Osteotech, Inc. (a)............          410          3,317
PolyMedica Corp. ..............          454         13,393
Possis Medical, Inc. (a).......          325          5,291
Resmed, Inc. (a)...............          607         25,354
Respironics, Inc. (a)..........          625         26,056
Sola International, Inc. (a)...          454          7,786
St. Jude Medical, Inc. (a).....        3,768        219,147
STERIS Corp. (a)...............        3,500         72,870
Stryker Corp. .................        5,821        472,141
SurModics, Inc. (a)............          319          6,702
Sybron Dental Specialties, Inc.
 (a)...........................          697         16,031
Theragenics Corp. (a)..........          718          3,195
Varian Medical Systems, Inc.
 (a)...........................        4,662        298,088
Viasys Healthcare, Inc. (a)....          549          9,910
VISX, Inc. (a).................        3,211         77,899
Vital Signs, Inc. .............          236          7,158
Wilson Greatbatch Technologies,
 Inc. (a)......................          387         14,590
Zimmer Holdings, Inc. (a)......          794         50,665
                                               ------------
                                                  3,590,060
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (2.1%)
Accredo Health, Inc. (a).......          873         27,901
AdvancePCS (a).................        9,262        476,715
Aetna, Inc. ...................        6,243        358,411
American Healthways, Inc. (a)..          300         12,435
AMERIGROUP Corp. (a)...........          381         15,933
AmSurg Corp. (a)...............          364         13,100
Anthem, Inc. (a)...............        4,446        304,240

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                   -------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Apria Healthcare Group, Inc.
 (a)...........................        6,509   $    188,761
Cardinal Health, Inc. .........          691         41,004
Centene Corp. (a)..............          396         12,122
Cerner Corp. (a)...............          645         27,329
CIGNA Corp. ...................        3,821        217,988
Community Health Systems, Inc.
 (a)...........................        2,249         54,021
Covance, Inc. (a)..............        2,218         57,735
Coventry Health Care, Inc.
 (a)...........................        5,655        309,611
Cross Country Healthcare,
 Inc. .........................          588          8,167
Cryolife, Inc. (a).............          472          2,884
Curative Health Services, Inc.
 (a)...........................          289          4,130
Dendrite International, Inc.
 (a)...........................          739         11,159
Express Scripts, Inc. (a)......        2,920        160,366
First Health Group Corp. (a)...        6,452        157,493
HCA, Inc. .....................        7,413        283,547
Health Net, Inc. (a)...........       12,565        396,928
Hooper Holmes, Inc. ...........        1,184          6,169
Humana, Inc. (a)...............        5,310        107,740
IMS Health, Inc. ..............        1,528         35,954
Lincare Holdings, Inc. (a).....        5,727        223,009
Manor Care, Inc. ..............        2,971         98,875
McKesson Corp. ................        1,978         59,874
Medco Health Solutions, Inc.
 (a)...........................        6,564        217,925
Mid Atlantic Medical Services,
 Inc. (a)......................          882         51,509
NDC Health Corp. ..............          638         16,837
Odyssey Healthcare, Inc. (a)...          656         18,211
Omnicare, Inc. ................          814         31,209
Orthodontic Centers of America,
 Inc. (a)......................          918          8,115
Owens & Minor, Inc. ...........          617         12,550
Oxford Health Plans, Inc.
 (a)...........................        5,422        219,591
PacifiCare Health Systems, Inc.
 (a)...........................        3,484        207,298
PAREXEL International Corp.
 (a)...........................          469          7,842
Patterson Dental Co. (a).......        2,696        172,490
Pediatrix Medical Group, Inc.
 (a)...........................          421         22,502
Pharmaceutical Product
 Development, Inc. (a).........        1,022         30,732
Priority Healthcare Corp.
 (a)...........................          794         17,174
Province Healthcare Co. (a)....          890         11,428
RehabCare Group, Inc. (a)......          294          4,592
Renal Care Group, Inc. (a).....          899         33,721
Sierra Health Services, Inc.
 (a)...........................          525         12,227
Sunrise Senior Living, Inc.
 (a)...........................          387         11,184
Tenet Healthcare Corp. (a).....          869         11,992
Triad Hospitals, Inc. (a)......        1,393         42,807
UnitedHealth Group, Inc. ......       16,945        862,162
Universal Health Services, Inc.
 Class B (a)...................        6,010        282,770

                                      SHARES        VALUE
                                   -------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
US Oncology, Inc. (a)..........        1,572   $     17,198
WellPoint Health Networks, Inc.
 (a)...........................        2,753        244,742
                                               ------------
                                                  6,242,409
                                               ------------
HOTELS, RESTAURANTS & LEISURE (1.2%)
Applebee's International,
 Inc. .........................        2,829        106,116
Argosy Gaming Co. (a)..........          534         12,709
Aztar Corp. (a)................          634         13,238
Bally Total Fitness Holding
 Corp. (a).....................          621          4,136
Bob Evans Farms, Inc. .........          952         28,141
Brinker International, Inc.
 (a)...........................        8,934        284,369
CBRL Group, Inc. ..............        3,861        149,614
CEC Entertainment, Inc. (a)....          470         22,983
Darden Restaurants, Inc. ......        4,548         95,281
GTECH Holdings Corp. ..........        6,815        304,494
Harrah's Entertainment,
 Inc. .........................        1,885         81,997
IHOP Corp. ....................          395         14,653
International Game Technology..        4,445        145,574
International Speedway Corp.
 Class A.......................        1,249         53,132
Jack In The Box, Inc. (a)......          658         11,969
Landry's Restaurants, Inc. ....          504         12,615
LoneStar Steakhouse & Saloon,
 Inc. .........................          379          8,289
Mandalay Resort Group..........        4,297        168,657
Marcus Corp. (The).............          539          8,058
McDonald's Corp. ..............       40,977      1,024,835
O'Charley's, Inc. (a)..........          380          6,403
Outback Steakhouse, Inc. ......        1,610         67,620
P.F. Chang's China Bistro, Inc.
 (a)...........................          463         22,567
Panera Bread Co. Class A (a)...          546         21,966
Papa John's International, Inc.
 (a)...........................          328          8,630
Park Place Entertainment Corp.
 (a)...........................       15,308        146,957
Pinnacle Entertainment, Inc.
 (a)...........................          626          5,477
Prime Hospitality Corp. (a)....          818          7,444
RARE Hospitality International,
 Inc. (a)......................          612         15,178
Ruby Tuesday, Inc. ............        3,150         86,152
Ryan's Family Steak Houses,
 Inc. (a)......................          770         10,734
Shuffle Master, Inc. (a).......          304          9,254
Six Flags, Inc. (a)............        5,324         31,518
Sonic Corp. (a)................          712         19,801
Starbucks Corp. (a)............        2,033         64,243
Starwood Hotels & Resorts
 Worldwide, Inc. ..............        2,748         92,690
Steak n Shake Co. (The) (a)....          494          8,546
Triarc Cos., Inc. Class B
 (a)...........................          982         10,468
Wendy's International, Inc. ...          733         27,158
WMS Industries, Inc. (a).......          547         12,652
Yum! Brands, Inc. (a)..........        7,844        267,794
                                               ------------
                                                  3,494,112
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                   -------------------------
HOUSEHOLD DURABLES (0.8%)
A.T. Cross Co. Class A (a).....          368   $      2,263
Applica, Inc. (a)..............          567          4,184
Bassett Furniture Industries,
 Inc. .........................          280          4,399
Black & Decker Corp. (The).....          782         37,387
Blyth, Inc. ...................          261          7,303
Centex Corp. ..................        2,603        253,792
Champion Enterprises, Inc.
 (a)...........................        1,048          7,441
D.R. Horton, Inc. .............        7,972        317,286
Department 56, Inc. (a)........          315          4,426
Enesco Group, Inc. (a).........          335          3,286
Ethan Allen Interiors, Inc. ...          678         24,950
Fedders Corp. .................          715          4,183
Fleetwood Enterprises, Inc.
 (a)...........................          657          6,623
Fortune Brands, Inc. ..........        2,513        163,722
Harman International
 Industries, Inc. .............          588         75,382
Hovnanian Enterprises, Inc.
 Class A (a)...................          504         40,965
Interface, Inc. Class A (a)....          937          5,200
KB HOME........................          916         62,737
La-Z-Boy, Inc. ................          999         20,180
Lennar Corp. ..................        2,769        254,333
Libbey, Inc. ..................          248          6,594
M.D.C. Holdings, Inc. .........          530         35,680
Maytag Corp. ..................        1,904         48,362
Mohawk Industries, Inc. (a)....        5,550        411,366
National Presto Industries,
 Inc. .........................          165          5,725
Newell Rubbermaid, Inc. .......        1,384         31,555
NVR, Inc. (a)..................          131         64,111
Pulte Homes, Inc. .............          656         56,751
Russ Berrie & Co., Inc. .......          377         13,515
Ryland Group, Inc. (The).......          455         40,449
Salton, Inc. (a)...............          270          2,884
Skyline Corp. .................          153          5,271
Snap-on, Inc. .................          414         12,147
Standard Pacific Corp. ........          595         28,471
Toll Brothers, Inc. (a)........          402         14,810
Toro Co. (The).................          449         22,315
Tupperware Corp. ..............        1,575         23,704
Whirlpool Corp. ...............        2,988        210,564
                                               ------------
                                                  2,334,316
                                               ------------
HOUSEHOLD PRODUCTS (1.3%)
Church & Dwight Co., Inc. .....          234          8,721
Clorox Co. (The)...............        7,138        323,351
Colgate-Palmolive Co. .........        3,210        170,740
Dial Corp. (The)...............        3,709         89,016
Energizer Holdings, Inc. (a)...        3,300        121,440
Kimberly-Clark Corp. ..........        4,733        249,950
Procter & Gamble Co. (The).....       30,505      2,998,336
WD-40 Co. .....................          304          9,865
                                               ------------
                                                  3,971,419
                                               ------------
INDUSTRIAL CONGLOMERATES (1.9%)
3M Co. ........................          446         35,176
Carlisle Cos., Inc. ...........        1,868        107,130
General Electric Co. (f).......      133,892      3,884,207

                                      SHARES        VALUE
                                   -------------------------
INDUSTRIAL CONGLOMERATES (CONTINUED)
Standex International Corp. ...          219   $      5,573
Textron, Inc. .................        1,665         82,734
Tredegar Corp. ................          696         10,844
Tyco International Ltd. .......       79,828      1,666,809
                                               ------------
                                                  5,792,473
                                               ------------
INSURANCE (4.8%)
ACE, Ltd. .....................       13,114        472,104
AFLAC, Inc. ...................       24,527        894,745
Allmerica Financial Corp.
 (a)...........................        3,053         81,301
Allstate Corp. (The)...........       20,607        813,976
Ambac Financial Group, Inc. ...        3,496        247,307
American Financial Group,
 Inc. .........................        4,393         97,832
American International Group,
 Inc. .........................       47,562      2,893,196
AmerUs Group Co. ..............        4,041        152,548
Aon Corp. .....................       10,228        223,993
Brown & Brown..................        1,162         35,383
Chubb Corp. (The)..............        7,770        519,114
Cincinnati Financial Corp. ....        3,093        126,565
Delphi Financial Group, Inc.
 Class A.......................          375         18,889
Everest Re Group Ltd. .........        5,924        491,396
Fidelity National Financial,
 Inc. .........................       13,199        408,113
First American Corp. ..........        9,188        263,236
Hartford Financial Services
 Group, Inc. (The).............        9,139        501,731
HCC Insurance Holdings,
 Inc. .........................        4,479        130,518
Hilb, Rogal and Hamilton Co. ..          622         18,672
Horace Mann Educators Corp. ...          359          4,757
John Hancock Financial
 Services, Inc. ...............       10,956        387,295
LandAmerica Financial Group,
 Inc. .........................          340         17,003
Lincoln National Corp. ........        4,863        194,180
Loews Corp. ...................        5,989        257,527
MBIA, Inc. ....................        1,562         93,111
MetLife, Inc. .................       23,626        741,856
MONY Group, Inc. (The).........          394         12,612
Ohio Casualty Corp. (a)........          521          7,971
Old Republic International
 Corp. ........................       13,247        476,097
Philadelphia Consolidated
 Holding Corp. ................          400         18,860
Presidential Life Corp. .......          536          8,233
Progressive Corp. (The)........        6,250        461,250
Protective Life Corp. .........        6,002        194,885
Prudential Financial, Inc.
 (a)...........................       26,923      1,040,305
RLI Corp. .....................          459         15,422
SAFECO Corp. ..................        5,594        205,300
SCPIE Holdings, Inc. ..........          237          3,188
Selective Insurance Group,
 Inc. .........................          494         15,166
StanCorp Financial Group,
 Inc. .........................          316         19,924
Stewart Information Services
 Corp. (a).....................          327         10,186
Torchmark Corp. ...............        2,533        111,148

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                   -------------------------
INSURANCE (CONTINUED)
Travelers Property Casualty
 Corp. Class B.................       44,103   $    721,966
UICI (a).......................          848         12,686
Unitrin, Inc. .................        4,156        153,772
UnumProvident Corp. ...........        6,180        101,167
W.R. Berkley Corp. ............        8,037        275,589
XL Capital Ltd. Class A........        4,821        335,060
Zenith National Insurance
 Corp. ........................          343         10,530
                                               ------------
                                                 14,297,665
                                               ------------
INTERNET & CATALOG RETAIL (0.2%)
eBay, Inc. (a).................        8,385        469,057
Insight Enterprises, Inc.
 (a)...........................          844         14,196
J. Jill Group, Inc. (a)........          470          5,720
                                               ------------
                                                    488,973
                                               ------------
INTERNET SOFTWARE & SERVICES (0.0%) (b)
j2 Global Communications, Inc.
 (a)...........................          418         11,838
Netegrity, Inc. (a)............          631          7,484
Retek, Inc. (a)................          454          4,554
WebEx Communications, Inc.
 (a)...........................          764         16,877
Websense, Inc. (a).............          401          9,383
Yahoo!, Inc. (a)...............        1,979         86,482
Zix Corp. (a)..................          497          4,671
                                               ------------
                                                    141,289
                                               ------------
IT SERVICES (0.7%)
Acxiom Corp. (a)...............        7,067        112,365
Affiliated Computer Services,
 Inc. Class A (a)..............        2,909        142,337
American Management Systems,
 Inc. (a)......................          774         11,455
CACI International, Inc. Class
 A (a).........................          525         26,003
Carreker Corp. (a).............          568          5,538
Certegy, Inc. .................        1,624         54,664
CheckFree Corp. (a)............        6,074        167,217
CIBER, Inc. (a)................        1,157         10,667
Computer Sciences Corp. (a)....        5,008        198,417
Concord EFS, Inc. (a)..........        7,875         84,184
Convergys Corp. (a)............        7,509        120,595
CSG Systems International, Inc.
 (a)...........................        2,111         24,255
DST Systems, Inc. (a)..........        9,323        352,596
eFunds Corp. (a)...............          855         13,689
Electronic Data Systems
 Corp. ........................       12,976        278,335
Gartner, Inc. Class B (a)......        7,267         88,585
Global Payments, Inc. .........          679         28,280
Keane, Inc. (a)................        3,433         45,110
MAXIMUS, Inc. (a)..............          382         13,336
MPS Group, Inc. (a)............       11,473        109,567
Pegasus Solutions, Inc. (a)....          457          4,990
StarTek, Inc. .................          260          8,635
SunGard Data Systems, Inc.
 (a)...........................        6,116        171,554

                                      SHARES        VALUE
                                   -------------------------
IT SERVICES (CONTINUED)
Titan Corp. (The) (a)..........          675   $     14,256
Unisys Corp. (a)...............        2,731         41,948
                                               ------------
                                                  2,128,578
                                               ------------
LEISURE EQUIPMENT & PRODUCTS (0.3%)
Action Performance Cos.,
 Inc...........................          327          6,697
Arctic Cat, Inc. ..............          399          8,986
Brunswick Corp. ...............        1,595         47,324
Callaway Golf Co. .............        1,005         16,331
Concord Camera Corp. (a).......          511          6,561
Eastman Kodak Co. .............        8,539        208,608
Hasbro, Inc. ..................        7,567        164,961
Huffy Corp. (a)................          354          2,106
JAKKS Pacific, Inc. (a)........          449          5,837
K2, Inc. (a)...................          495          8,212
Mattel, Inc. ..................       19,551        378,507
Meade Instruments Corp. (a)....          477          1,789
Nautilus Group, Inc. (The).....          595          9,288
Polaris Industries, Inc. ......          397         33,983
SCP Pool Corp. (a).............          646         22,610
Sturm, Ruger & Co., Inc. ......          492          5,584
                                               ------------
                                                    927,384
                                               ------------
MACHINERY (0.7%)
Albany International Corp.
 Class A.......................          597         18,447
Astec Industries, Inc. (a).....          475          6,042
Barnes Group, Inc. ............          412         12,022
Briggs & Stratton Corp. .......          395         25,679
Caterpillar, Inc. .............        9,222        675,788
CLARCOR, Inc. .................          458         18,618
Crane Co. .....................          424         11,914
Cummins, Inc. .................          629         29,815
CUNO, Inc. (a).................          305         12,169
Dionex Corp. (a)...............          382         16,250
Donaldson Co., Inc. ...........        3,074        175,894
Dover Corp. ...................        1,324         51,662
Eaton Corp. ...................        1,362        136,527
Flow International Corp. (a)...          826          2,569
Flowserve Corp. (a)............        4,532         92,725
Gardner Denver, Inc. (a).......          294          6,074
Harsco Corp. ..................        1,380         52,868
IDEX Corp. ....................          599         22,271
JLG Industries, Inc. ..........          786          9,385
Kaydon Corp. ..................          512         12,170
Kennametal, Inc. ..............          922         34,003
Lindsay Manufacturing Co. .....          283          6,563
Lydall, Inc. (a)...............          386          4,590
Manitowoc Co., Inc. (The)......          483         10,481
Milacron, Inc. ................          814          1,945
Mueller Industries, Inc. (a)...          626         19,757
Navistar International Corp.
 (a)...........................          280         11,320
Nordson Corp. .................        2,636         73,044
Oshkosh Truck Corp. ...........          625         28,644
PACCAR, Inc. ..................        4,695        370,717
Pentair, Inc. .................          269         11,029
Reliance Steel & Aluminum
 Co. ..........................          581         16,675
Robbins & Myers, Inc. .........          263          5,549

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                   -------------------------
MACHINERY (CONTINUED)
SPS Technologies, Inc. (a).....          236   $     11,640
SPX Corp. (a)..................          816         39,266
Stewart & Stevenson Services,
 Inc. .........................          522          8,728
Tecumseh Products Co. Class A..          412         16,884
Tecumseh Products Co. Class B..           72          2,880
Thomas Industries, Inc. .......          315          9,513
Timken Co. (The)...............        1,564         26,244
Trinity Industries, Inc. ......        1,590         40,465
Valmont Industries, Inc. ......          434          9,027
Wabash National Corp. (a)......          471         10,866
Watts Water Technologies, Inc.
 Class A.......................          498          8,844
Wolverine Tube, Inc. (a).......          296          1,507
                                               ------------
                                                  2,169,070
                                               ------------
MARINE (0.0%) (b)
Kirby Corp. (a)................          441         12,957
                                               ------------
MEDIA (1.1%)
4Kids Entertainment, Inc.
 (a)...........................          304          7,433
Advo, Inc. ....................          365         16,363
Belo Corp. Class A.............        2,961         80,717
Catalina Marketing Corp. (a)...        1,568         27,675
Comcast Corp. Class A (a)......       36,527      1,238,996
Dow Jones & Co., Inc. .........          440         22,867
Information Holdings, Inc.
 (a)...........................          381          8,542
Interpublic Group of Cos., Inc.
 (The).........................        6,698         99,666
McGraw-Hill Cos., Inc. (The)...        2,429        162,622
Omnicom Group, Inc. ...........          985         78,603
Thomas Nelson, Inc. ...........          347          5,500
Time Warner, Inc. (a)..........       49,936        763,521
Viacom, Inc. Class B...........        5,851        233,279
Washington Post Co. (The) Class
 B.............................          671        494,802
                                               ------------
                                                  3,240,586
                                               ------------
METALS & MINING (0.3%)
Alcoa, Inc. ...................        6,996        220,864
Allegheny Technologies,
 Inc. .........................          493          3,771
Arch Coal, Inc. ...............          298          7,301
Brush Engineered Materials,
 Inc. (a)......................          401          5,105
Carpenter Technology Corp. ....        1,206         31,175
Castle (A.M.) & Co. (a)........          381          1,981
Century Aluminum Co. (a).......          496          8,164
Cleveland-Cliffs, Inc. (a).....          189          5,670
Commercial Metals Co. .........          511         12,612
Commonwealth Industries,
 Inc. .........................          386          2,644
Freeport-McMoRan Copper & Gold,
 Inc. Class B..................        7,423        287,641
IMCO Recycling, Inc. (a).......          365          2,745
Massey Energy Co. .............        1,376         19,126
Newmont Mining Corp. ..........        1,977         86,553
Peabody Energy Corp. ..........          608         20,265
Phelps Dodge Corp. (a).........          735         45,379
Quanex Corp. ..................          294         11,775

                                      SHARES        VALUE
                                   -------------------------
METALS & MINING (CONTINUED)
RTI International Metals, Inc.
 (a)...........................          501   $      6,017
Ryerson Tull, Inc. ............          599          4,828
Steel Dynamics, Inc. (a).......          873         16,264
Steel Technologies, Inc. ......          235          3,621
United States Steel Corp. .....        1,415         33,465
                                               ------------
                                                    836,966
                                               ------------
MULTILINE RETAIL (0.6%)
Big Lots, Inc. (a).............        3,813         57,233
Dillard's, Inc. Class A........          685         11,076
Dollar General Corp. ..........        7,330        164,705
Dollar Tree Stores, Inc. (a)...           98          3,742
Family Dollar Stores, Inc. ....          685         29,873
Federated Department Stores,
 Inc. .........................        9,100        432,705
Fred's, Inc. ..................          712         26,828
J.C. Penney Co., Inc. Holding
 Co............................        8,553        202,278
May Department Stores Co.
 (The).........................        8,841        247,194
Neiman Marcus Group, Inc. (The)
 Class A (a)...................          172          8,179
Neiman Marcus Group, Inc. (The)
 Class B (a)...................        3,001        130,844
Nordstrom, Inc. ...............          630         19,209
Saks, Inc. (a).................       15,586        216,645
Sears, Roebuck and Co. ........        6,344        333,885
Shopko Stores, Inc. ...........          532          8,235
                                               ------------
                                                  1,892,631
                                               ------------
MULTI-UTILITIES & UNREGULATED POWER (0.6%)
AES Corp. (The) (a)............       26,061        228,034
Avista Corp. ..................          882         14,994
Calpine Corp. (a)..............        5,155         23,765
Constellation Energy Group,
 Inc. .........................        1,897         68,994
Dynegy, Inc. Class A (a).......        9,080         36,411
Energen Corp. .................          658         24,261
Energy East Corp. .............        1,009         22,652
Equitable Resources, Inc. .....        1,800         74,160
MDU Resources Group, Inc. .....       11,158        252,517
National Fuel Gas Co. .........        7,521        168,094
ONEOK, Inc. ...................        7,081        140,841
Questar Corp. .................       10,141        321,977
SCANA Corp. ...................        6,056        207,660
Sierra Pacific Resources (a)...        3,056         18,244
Vectren Corp. .................        1,167         27,541
Westar Energy, Inc. ...........        6,694        133,746
Williams Cos., Inc. (The)......       14,247        145,319
                                               ------------
                                                  1,909,210
                                               ------------
OFFICE ELECTRONICS (0.2%)
Gerber Scientific, Inc. (a)....          534          4,219
Xerox Corp. (a)................       37,431        393,025
Zebra Technologies Corp. Class
 A (a).........................          863         49,148
                                               ------------
                                                    446,392
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                   -------------------------
OIL & GAS (4.1%)
Amerada Hess Corp. ............        2,936   $    151,556
Anadarko Petroleum Corp. ......        4,231        184,556
Apache Corp. ..................          841         58,635
Ashland, Inc. .................          568         21,152
Burlington Resources, Inc. ....        5,376        261,489
Cabot Oil & Gas Corp. .........          588         15,023
ChevronTexaco Corp. ...........       30,087      2,235,464
Cimarex Energy Co. (a).........          760         15,542
ConocoPhillips.................       14,550        831,533
Cross Timbers Royalty Trust....          108          2,700
Devon Energy Corp. ............        3,914        189,829
EOG Resources, Inc. ...........        2,465        103,875
Evergreen Resources, Inc.
 (a)...........................          714         19,578
ExxonMobil Corp. (f)...........      123,214      4,507,168
Forest Oil Corp. (a)...........        3,596         84,326
Frontier Oil Corp. ............          478          7,648
Kerr-McGee Corp. ..............        4,889        202,894
Marathon Oil Corp. ............       15,059        445,295
Murphy Oil Corp. ..............        6,973        411,268
Newfield Exploration Co. (a)...        1,020         40,525
Noble Energy, Inc. ............        6,072        241,180
Nuevo Energy Co. (a)...........          354          6,967
Occidental Petroleum Corp. ....       14,443        509,260
Overseas Shipholding Group,
 Inc. .........................        2,300         62,698
Patina Oil & Gas Corp. ........          618         26,067
Pioneer Natural Resources Co.
 (a)...........................        6,443        170,417
Plains Resources, Inc. (a).....          431          5,711
Pogo Producing Co. ............        6,661        278,496
Prima Energy Corp. (a).........          232          6,454
Remington Oil & Gas Corp. (a)..          489          8,729
Spinnaker Exploration Co.
 (a)...........................          607         15,533
St. Mary Land & Exploration
 Co. ..........................          514         13,415
Stone Energy Corp. (a).........          482         17,419
Sunoco, Inc. ..................        2,377        104,018
Swift Energy Co. (a)...........          501          6,964
Tom Brown, Inc. (a)............          865         23,372
Unocal Corp. ..................        8,299        262,912
Valero Energy Corp. ...........        7,973        340,447
Vintage Petroleum, Inc. .......        1,174         13,560
Western Gas Resources, Inc. ...          237         10,073
XTO Energy, Inc. ..............       13,457        318,527
                                               ------------
                                                 12,232,275
                                               ------------
PAPER & FOREST PRODUCTS (0.2%)
Boise Cascade Corp. ...........        1,304         36,577
Buckeye Technologies, Inc.
 (a)...........................          676          6,091
Deltic Timber Corp. ...........          217          6,213
Georgia-Pacific Corp. .........        4,500        118,260
Louisiana-Pacific Corp. (a)....        2,665         50,688
Pope & Talbot, Inc. ...........          377          5,402
Potlatch Corp. ................        3,315        103,627
Rayonier, Inc. ................        5,097        214,329
Schweitzer-Mauduit
 International, Inc. ..........          270          7,182

                                      SHARES        VALUE
                                   -------------------------
PAPER & FOREST PRODUCTS (CONTINUED)
Wausau-Mosinee Paper Corp. ....          293   $      3,622
Weyerhaeuser Co. ..............        1,802        108,534
                                               ------------
                                                    660,525
                                               ------------
PERSONAL PRODUCTS (0.4%)
Alberto-Culver Co. Class B.....          891         56,489
Avon Products, Inc. ...........        3,740        254,171
Gillette Co. (The).............       26,540        846,626
Nature's Sunshine Products,
 Inc. .........................          336          2,691
NBTY, Inc. (a).................        1,215         33,109
                                               ------------
                                                  1,193,086
                                               ------------
PHARMACEUTICALS (3.3%)
Abbott Laboratories............       25,036      1,067,034
Alpharma, Inc. ................          945         17,199
Barr Laboratories, Inc. (a)....          661         50,745
Bristol-Myers Squibb Co. ......          368          9,336
CIMA Labs, Inc. (a)............          265          8,321
Forest Laboratories, Inc.
 (a)...........................        3,862        193,139
ICN Pharmaceuticals, Inc. .....        5,960        115,088
IVAX Corp. (a).................        7,267        139,962
Johnson & Johnson..............       29,492      1,484,332
King Pharmaceuticals, Inc.
 (a)...........................        1,896         25,406
Lilly (Eli) & Co. .............        3,564        237,434
Medicis Pharmaceutical Corp.
 Class A.......................          496         31,422
Merck & Co., Inc. .............       32,570      1,441,223
MGI Pharma, Inc. (a)...........          549         20,620
Mylan Laboratories, Inc. ......       25,362        612,492
Noven Pharmaceuticals, Inc.
 (a)...........................          411          4,147
Perrigo Co. ...................        6,005         80,767
Pfizer, Inc. (f)...............      118,248      3,736,637
Pharmaceutical Resources, Inc.
 (a)...........................        2,219        160,389
Sepracor, Inc. (a).............        3,428         91,288
Watson Pharmaceuticals, Inc.
 (a)...........................        2,292         90,007
Wyeth..........................        7,793        343,983
                                               ------------
                                                  9,960,971
                                               ------------
ROAD & RAIL (0.2%)
Arkansas Best Corp. ...........          453         14,999
Burlington Northern Santa Fe
 Corp. ........................        8,272        239,392
Heartland Express, Inc. .......          914         22,704
Kansas City Southern...........        1,128         14,923
Knight Transportation, Inc.
 (a)...........................          683         17,191
Landstar System, Inc. (a)......          277         20,232
Roadway Corp. .................          364         18,655
Swift Transportation Co., Inc.
 (a)...........................        4,308         96,629
Union Pacific Corp. ...........          872         54,587
USF Corp. .....................          498         15,896
Werner Enterprises, Inc. ......        6,235        112,479
Yellow Corp. ..................          540         17,739
                                               ------------
                                                    645,426
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                   -------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Actel Corp. (a)................          456   $     12,303
Advanced Energy Industries,
 Inc. (a)......................          590         13,470
Advanced Micro Devices, Inc.
 (a)...........................        2,870         43,624
Alliance Semiconductor Corp.
 (a)...........................          864          6,653
Altera Corp. (a)...............        7,596        153,667
Applied Materials, Inc. (a)....        3,442         80,440
Atmel Corp. (a)................       25,390        143,200
ATMI, Inc. (a).................          564         12,966
Axcelis Technologies, Inc.
 (a)...........................        1,807         19,118
Broadcom Corp. Class A (a).....        7,057        225,471
Brooks Automation, Inc. (a)....          678         16,916
Cohu, Inc. ....................          388          7,787
Credence Systems Corp. (a).....          539          8,791
Cree, Inc. (a).................        3,304         58,679
Cymer, Inc. (a)................          643         29,359
Cypress Semiconductor Corp.
 (a)...........................       10,060        215,888
DSP Group, Inc. (a)............          518         12,370
DuPont Photomasks, Inc. (a)....          330          7,649
ESS Technology, Inc. (a).......          707          9,813
Exar Corp. (a).................          740         11,907
Fairchild Semiconductor
 International, Inc. (a).......        3,217         72,704
FEI Co. (a)....................          601         14,274
Helix Technology Corp. ........          477          8,562
Integrated Circuit Systems,
 Inc. (a)......................        1,775         59,587
Integrated Device Technology,
 Inc. (a)......................        2,714         42,610
Intel Corp. ...................      130,751      4,321,321
International Rectifier Corp.
 (a)...........................        4,765        227,433
Kopin Corp. (a)................        1,270          9,309
Kulicke & Soffa Industries,
 Inc. (a)......................          914         13,418
Lam Research Corp. (a).........        7,119        204,600
Lattice Semiconductor Corp.
 (a)...........................        4,491         35,030
LSI Logic Corp. (a)............        8,302         76,710
LTX Corp. (a)..................          528          7,545
Micrel, Inc. (a)...............        1,626         26,829
Microchip Technology, Inc. ....        2,447         80,041
Microsemi Corp. (a)............          530         10,971
National Semiconductor Corp.
 (a)...........................        4,856        197,299
NVIDIA Corp. (a)...............        1,736         30,692
Pericom Semiconductor Corp.
 (a)...........................          469          5,342
Phototronics, Inc. (a).........          586         12,622
PMC-Sierra, Inc. (a)...........        2,566         46,624
Power Integrations, Inc. (a)...          541         18,838
RF Micro Devices, Inc. (a).....        1,501         17,577
Rudolph Technologies, Inc.
 (a)...........................          299          7,819
Silicon Laboratories, Inc.
 (a)...........................          340         18,353
Skyworks Solutions, Inc. (a)...        2,706         23,217

                                      SHARES        VALUE
                                   -------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Standard Microsystems Corp.
 (a)...........................          307   $      9,210
Supertex, Inc. (a).............          305          5,719
Teradyne, Inc. (a).............        1,562         35,582
Texas Instruments, Inc. .......       24,599        711,403
Three-Five Systems, Inc. (a)...          517          2,399
Ultratech, Inc. (a)............          418         13,046
Varian Semiconductor Equipment
 Associates, Inc. (a)..........          629         30,412
Xilinx, Inc. (a)...............        3,545        112,377
                                               ------------
                                                  7,599,546
                                               ------------
SOFTWARE (2.9%)
Adobe Systems, Inc. ...........        2,800        122,752
Advent Software, Inc. (a)......          565         10,345
ANSYS, Inc. (a)................          275          9,801
Ascential Software Corp. (a)...        2,016         44,735
Autodesk, Inc. ................          457          8,797
BARRA, Inc. (a)................          352         13,376
BMC Software, Inc. (a).........        6,270        108,973
Cadence Design Systems, Inc.
 (a)...........................       16,619        255,766
Captaris, Inc. (a).............          730          4,343
Catapult Communications Corp.
 (a)...........................          315          4,293
Citrix Systems, Inc. (a).......        6,854        173,269
Computer Associates
 International, Inc. ..........       26,723        628,525
Compuware Corp. (a)............        4,967         27,915
Concord Communications, Inc.
 (a)...........................          413          7,397
Documentum, Inc. (a)...........       37,248      1,108,128
Electronic Arts, Inc. (a)......          564         55,859
EPIQ Systems, Inc. (a).........          324          5,476
FactSet Research Systems,
 Inc. .........................          613         26,751
Fair Isaac Corp. ..............        3,742        238,665
FileNET Corp. (a)..............          667         17,822
Hyperion Solutions Corp. (a)...          646         21,635
Intuit, Inc. (a)...............        2,872        143,543
Jack Henry & Associates,
 Inc. .........................        3,551         70,949
JDA Software Group, Inc. (a)...          522         11,176
Kronos, Inc. (a)...............          369         22,140
Macromedia, Inc. (a)...........        5,300        101,283
Macrovision Corp. (a)..........        1,185         26,034
Manhattan Associates, Inc.
 (a)...........................          543         15,117
MapInfo Corp. (a)..............          366          3,334
Mentor Graphics Corp. (a)......        3,581         59,982
Mercury Interactive Corp.
 (a)...........................          445         20,666
MICROS Systems, Inc. (a).......          317         12,835
Microsoft Corp. (f)............      135,194      3,535,323
Midway Games, Inc. (a).........        1,121          3,184
MRO Software, Inc. (a).........          448          5,667
NYFIX, Inc. (a)................          750          5,970
Oracle Corp. (a)...............       48,742        582,954
Phoenix Technologies Ltd.
 (a)...........................          594          3,908
Progress Software Corp. (a)....          632         13,948

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                   -------------------------
SOFTWARE (CONTINUED)
QRS Corp. (a)..................          381   $      3,875
Radiant Systems, Inc. (a)......          675          4,495
Reynolds & Reynolds Co. (The)
 Class A.......................        1,174         31,886
Roxio, Inc. (a)................          563          5,737
RSA Security, Inc. (a).........        7,016         90,998
SERENA Software, Inc. (a)......          738         12,731
SPSS, Inc. (a).................          316          5,751
Sybase, Inc. (a)...............        6,451        115,473
Symantec Corp. (a).............        1,963        130,834
Synopsys, Inc. (a).............        4,030        127,832
Systems & Computer Technology
 Corp. (a).....................          618          9,085
Take-Two Interactive Software,
 Inc. (a)......................          762         30,137
TALX Corp. ....................          247          5,350
THQ, Inc. (a)..................          704         12,489
Transaction Systems Architects,
 Inc. Class A (a)..............        3,560         71,200
VERITAS Software Corp. (a).....       13,781        498,183
Verity, Inc. (a)...............          683          9,596
                                               ------------
                                                  8,698,288
                                               ------------
SPECIALTY RETAIL (1.8%)
Aaron Rents, Inc. .............          598         13,096
Abercrombie & Fitch Co. Class A
 (a)...........................        6,648        189,468
American Eagle Outfitters, Inc.
 (a)...........................        1,659         26,527
AnnTaylor Stores Corp. (a).....          809         28,962
AutoNation, Inc. (a)...........        6,075        113,603
AutoZone, Inc. (a).............        1,366        131,273
Barnes & Noble, Inc. (a).......        6,072        180,946
Best Buy Co., Inc. ............       11,326        660,419
Borders Group, Inc. (a)........        7,275        164,779
Building Materials Holding
 Corp. ........................          317          4,482
Burlington Coat Factory
 Warehouse Corp. ..............          814         17,460
CarMax, Inc. (a)...............        1,519         47,864
Cato Corp. (The) Class A.......          371          7,828
Chico's FAS, Inc. (a)..........        5,586        209,698
Children's Place Retail Stores,
 Inc. (The) (a)................          486         14,629
Christopher & Banks Corp. .....          683         19,944
Claire's Stores, Inc. .........        5,852        226,472
Cost Plus, Inc. (a)............          391         17,935
Dress Barn, Inc. (The) (a).....          533          7,462
Electronics Boutique Holdings
 Corp. (a).....................          454         12,916
Footstar, Inc. (a).............          486          3,038
Gap, Inc. (The)................       23,125        441,225
Genesco, Inc. (a)..............          397          6,689
Goody's Family Clothing,
 Inc. .........................          595          6,271
Group 1 Automotive, Inc. (a)...          413         14,633
Gymboree Corp. (The) (a).......          538          8,877
Hancock Fabrics, Inc. .........          337          5,025

                                      SHARES        VALUE
                                   -------------------------
SPECIALTY RETAIL (CONTINUED)
Haverty Furniture Cos.,
 Inc.  ........................          401   $      8,321
Home Depot, Inc. (The).........       27,527      1,020,426
Hot Topic, Inc. (a)............          864         24,805
Jo-Ann Stores, Inc. Class A
 (a)...........................          367         11,014
Limited Brands.................        6,580        115,808
Linens 'n Things, Inc. (a).....          808         23,852
Lowe's Cos., Inc. .............        2,564        151,097
Men's Wearhouse, Inc. (The)
 (a)...........................          720         21,211
Movie Gallery, Inc. (a)........          594         12,284
Office Depot, Inc. (a).........        1,694         25,291
Pacific Sunwear of California,
 Inc. (a)......................        1,419         32,765
Payless ShoeSource, Inc. (a)...        1,493         19,752
Pep Boys-Manny, Moe & Jack
 (The).........................          985         18,942
PETsMART, Inc. ................        3,140         80,415
RadioShack Corp. ..............        7,248        217,368
Regis Corp. ...................          792         30,112
Rent-A-Center, Inc. (a)........        2,584         80,776
Ross Stores, Inc. .............        1,610         80,516
Sherwin-Williams Co. (The).....          438         14,691
Staples, Inc. (a)..............        9,143        245,215
Stein Mart, Inc. (a)...........        1,002          7,204
TBC Corp. (a)..................          397         10,794
Tiffany & Co. .................        1,202         57,035
Too, Inc. (a)..................          627         10,345
Toys "R" Us, Inc. (a)..........        9,950        129,350
Tractor Supply Co. (a).........          681         28,541
Ultimate Electronics, Inc.
 (a)...........................          352          3,164
Urban Outfitters, Inc. (a).....          356         11,876
Wet Seal, Inc. (The) Class A
 (a)...........................          541          5,946
Williams-Sonoma, Inc. (a)......        4,145        146,443
Zale Corp. (a).................          499         25,828
                                               ------------
                                                  5,252,708
                                               ------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Ashworth, Inc. (a).............          312          2,624
Brown Shoe Co., Inc. ..........          326         11,280
Coach, Inc. (a)................       17,326        614,553
Fossil, Inc. (a)...............          852         23,004
Haggar Corp. ..................          155          2,465
Jones Apparel Group, Inc. .....        2,391         82,490
Kellwood Co. ..................          485         18,124
K-Swiss, Inc. Class A..........          322         14,149
Liz Claiborne, Inc. ...........          570         21,027
NIKE, Inc. Class B.............        3,502        223,778
Oshkosh B' Gosh, Inc. Class
 A.............................          217          4,679
Oxford Industries, Inc. .......          147         10,069
Phillips-Van Heusen Corp. .....          554          9,496
Quiksilver, Inc. (a)...........        1,005         17,256
Reebok International Ltd. .....          795         30,965
Russell Corp. .................          593         10,840
Stride Rite Corp. (The)........          721          8,688
Timberland Co. (The) Class A
 (a)...........................        1,893         98,341
Unifi, Inc. (a)................        3,835         19,137

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                   -------------------------
TEXTILES, APPAREL & LUXURY GOODS (CONTINUED)
V.F. Corp. ....................        1,132   $     48,053
Wolverine World Wide, Inc. ....          732         14,786
                                               ------------
                                                  1,285,804
                                               ------------
THRIFTS & MORTGAGE FINANCE (1.9%)
Anchor BanCorp Wisconsin,
 Inc. .........................          429         10,682
Astoria Financial Corp. .......        2,095         72,571
BankUnited Financial Corp.
 (a)...........................          541         11,961
Brookline Bancorp, Inc. .......        1,053         15,605
Commercial Federal Corp. ......          804         20,695
Countrywide Financial Corp. ...        2,021        212,447
Dime Community Bancshares......          464         12,936
Downey Financial Corp. ........          510         23,409
Fannie Mae.....................       25,188      1,805,728
FirstFed Financial Corp. (a)...          311         13,995
Flagstar Bancorp, Inc. ........        1,099         24,508
Freddie Mac....................       14,413        809,002
Fremont General Corp. .........        1,385         23,033
Golden West Financial Corp. ...        5,140        516,210
GreenPoint Financial Corp. ....        6,857        213,596
Independence Community Bank
 Corp. ........................        3,835        140,936
MAF Bancorp, Inc. .............          477         19,996
New Century Financial Corp. ...          632         23,435
New York Community Bancorp,
 Inc. .........................       12,652        458,002
PMI Group, Inc. (The)..........          742         28,367
Radian Group, Inc. ............        3,822        202,184
Roslyn Bancorp, Inc. ..........        5,617        151,322
Seacoast Financial Services
 Corp. ........................          480         12,293
Sovereign Bancorp, Inc. .......       19,679        409,520
Staten Island Bancorp, Inc. ...        1,070         21,325
Washington Mutual, Inc. .......        5,964        260,925
Waypoint Financial Corp. ......          616         12,825
                                               ------------
                                                  5,527,508
                                               ------------
TOBACCO (0.5%)
Altria Group, Inc. ............       29,202      1,357,893
DIMON, Inc. ...................          818          5,890
R.J. Reynolds Tobacco Holdings,
 Inc. .........................          696         33,429
Universal Corp. ...............          855         37,261
UST, Inc. .....................        1,756         59,739
                                               ------------
                                                  1,494,212
                                               ------------
TRADING COMPANIES & DISTRIBUTORS (0.0%) (b)
Applied Industrial
 Technologies, Inc. ...........          347          7,825
Hughes Supply, Inc. ...........          429         16,581
Lawson Products, Inc. .........          173          5,190
Watsco, Inc. ..................          476         10,191
                                               ------------
                                                     39,787
                                               ------------
WATER UTILITIES (0.0%) (b)
American States Water Co. .....          278          6,811
                                               ------------

                                      SHARES        VALUE
                                   -------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.7%)
AT&T Wireless Services, Inc.
 (a)...........................      111,560   $    808,810
Boston Communications Group,
 Inc. (a)......................          419          3,947
Metro One Telecommunications,
 Inc. (a)......................          595          1,571
Nextel Communications, Inc.
 Class A (a)...................       46,354      1,121,767
Sprint Corp. (PCS Group) (a)...       12,323         53,605
Telephone & Data Systems,
 Inc. .........................        1,897        118,752
                                               ------------
                                                  2,108,452
                                               ------------
Total Common Stocks (Cost
 $135,981,070).................                 185,091,989(i)
                                               ------------

REAL ESTATE INVESTMENT TRUSTS (1.2%)
Acadia Realty Trust............          406          4,604
Alexandria Real Estate
 Equities, Inc. ...............          299         15,249
AMB Property Corp. ............        1,594         47,804
American Land Lease, Inc. .....          111          2,020
Amli Residential Properties
 Trust.........................          300          7,632
Apartment Investment &
 Management Co. ...............        1,470         60,123
Archstone-Smith Trust..........        2,876         76,789
Arden Realty, Inc. ............        1,001         27,998
Associated Estates Realty
 Corp. ........................          305          1,970
Avalonbay Communities, Inc. ...        1,060         48,410
Bedford Property Investors,
 Inc. .........................          263          6,906
Boston Properties, Inc. .......        1,521         67,304
Boykin Lodging Co. ............          273          2,260
Brandywine Realty Trust........          586         14,849
BRE Properties, Inc. ..........          773         25,007
Camden Property Trust..........          621         24,592
Capital Automotive REIT........        1,075         33,443
CarrAmerica Realty Corp. ......          818         24,597
CBL & Associates Properties,
 Inc. .........................          471         25,104
Centerpoint Properties
 Corp. ........................          365         24,802
Chelsea Property Group,
 Inc. .........................          675         33,210
Colonial Properties Trust......          880         32,560
Commercial Net Lease Realty....          727         12,504
Cornerstone Realty Income
 Trust, Inc. ..................          868          7,178
Corporate Office Properties
 Trust.........................          460          8,896
Correctional Properties
 Trust.........................          173          4,687
Cousins Properties, Inc. ......          762         21,907
Crescent Real Estate Equity
 Co. ..........................        1,552         23,823
Crown American Realty Trust....          507          6,074
Developers Diversified Realty
 Corp. ........................        1,349         38,986
Duke Realty Corp. .............        2,137         62,571

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
                                      SHARES        VALUE
                                   -------------------------
EastGroup Properties, Inc. ....          283   $      8,249
Entertainment Properties
 Trust.........................          311         10,008
Equity Inns, Inc. .............          638          5,391
Equity Office Properties
 Trust.........................       19,092        534,767
Equity One, Inc. ..............          997         16,700
Equity Residential.............        4,301        125,804
Essex Property Trust, Inc. ....          741         44,371
Federal Realty Investment
 Trust.........................          771         29,259
FelCor Lodging Trust, Inc. ....          925          9,426
First Industrial Realty Trust,
 Inc. .........................          622         20,091
Gables Residential Trust.......          929         29,895
General Growth Properties,
 Inc. .........................          993         75,964
Getty Realty Corp. ............          339          8,390
Glenborough Realty Trust,
 Inc. .........................          943         18,389
Glimcher Realty Trust..........          548         11,607
Great Lakes REIT, Inc. ........          254          4,072
Health Care Property Investors,
 Inc. .........................          994         46,350
Health Care REIT, Inc. ........          691         22,907
Healthcare Realty Trust,
 Inc. .........................          662         22,343
Heritage Property Investment
 Trust.........................          658         18,556
Highwoods Properties, Inc. ....          842         20,882
Home Properties, Inc. .........          440         16,940
Hospitality Properties Trust...          982         36,010
Host Marriot Corp. ............        4,618         48,258
HRPT Properties Trust..........        2,242         20,985
Innkeepers USA Trust...........          593          5,159
Investors Real Estate Trust....          562          5,581
Keystone Property Trust........          344          6,880
Kilroy Realty Corp. ...........          938         27,108
Kimco Realty Corp. ............        1,682         70,072
Koger Equity, Inc. ............          338          6,547
Kramont Realty Trust...........          376          6,456
LaSalle Hotel Properties.......          330          5,561
Lexington Corporate Properties
 Trust.........................        1,153         22,115
Liberty Property Trust.........        1,238         45,038
Macerich Co. (The).............          830         33,366
Mack-Cali Realty Corp. ........        2,515         94,790
Manufactured Home
 Communities...................          351         13,338
Mid-America Apartment
 Communities, Inc. ............          282          8,855
Mills Corp. (The)..............          695         28,356
Mission West Properties,
 Inc. .........................          282          3,533
Monmouth Real Estate Investment
 Corp. ........................          229          1,947
Nationwide Health Properties,
 Inc. .........................          922         16,873
New Plan Excel Realty Trust....        4,863        110,390
Parkway Properties, Inc. ......        2,817        124,089
Pennsylvania Real Estate
 Investment Trust..............          354         11,824


                                      SHARES        VALUE
                                   -------------------------
Post Properties, Inc. .........          590   $     15,576
Prentiss Properties Trust......          650         19,656
Prime Group Realty Trust.......          162          1,008
ProLogis.......................          630         18,610
PS Business Parks, Inc. .......          338         12,743
Public Storage, Inc. ..........        1,976         79,040
Ramco-Gershenson Properties
 Trust.........................          228          5,506
Realty Income Corp. ...........          554         21,828
Reckson Associates Realty
 Corp. ........................          914         20,309
Regency Centers Corp. .........          950         35,226
Rouse Co. (The)................        1,386         59,598
Saul Centers, Inc. ............          245          6,664
Senior Housing Properties
 Trust.........................          917         13,654
Shurgard Storage Centers,
 Inc. .........................        1,566         56,689
Simon Property Group, Inc. ....        4,910        221,343
Sizeler Property Investors,
 Inc. .........................          207          2,182
SL Green Realty Corp. .........          564         20,389
Sovran Self Storage, Inc. .....          204          6,905
Summit Properties, Inc. .......          462         10,330
Sun Communities, Inc. .........          287         10,461
Tanger Factory Outlet Centers,
 Inc. .........................          167          6,743
Taubman Centers, Inc. .........          779         15,705
Town & Country Trust...........          258          5,993
Trizec Properties, Inc. .......        2,334         31,159
U.S. Restaurant Properties,
 Inc. .........................          312          4,992
United Dominion Realty Trust,
 Inc. .........................        4,145         72,330
Universal Health Realty Income
 Trust.........................          186          5,210
Urstadt Biddle Properties......          292          3,957
Ventas, Inc. ..................        1,255         23,469
Vornado Realty Trust...........        1,754         88,665
Washington Real Estate
 Investment Trust..............          615         18,204
Weingarten Realty Investors....          822         35,568
Winston Hotels, Inc. ..........          401          4,030
                                               ------------
Total Real Estate Investment
 Trusts (Cost $2,863,633)......                   3,601,093
                                               ------------
SHORT-TERM INVESTMENTS (8.8%)
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
COMMERCIAL PAPER (2.9%)
Target Corp.
 1.01%, due 11/12/03 (f).......  $ 4,000,000      3,998,765
UBS Finance Delaware LLC
 1.04%, due 11/3/03 (f)........    4,643,000      4,642,732
                                               ------------
Total Commercial Paper (Cost
 $8,641,497)...................                   8,641,497
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SHORT-TERM INVESTMENTS (CONTINUED)
                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 -------------------------
U.S. GOVERNMENT (5.9%)
United States Treasury Bills
 0.89%, due 12/4/03 (f)........  $ 6,800,000   $  6,794,242
 0.92%, due 11/20/03 (f).......   10,700,000     10,694,878
                                               ------------
Total U.S. Government (Cost
 $17,489,120)..................                  17,489,120
                                               ------------
Total Short-Term Investments
 (Cost $26,130,617)............                  26,130,617
                                               ------------
Total Investments (Cost
 $253,426,555) (j).............        102.2%   304,815,146(k)
Liabilities in Excess of Cash
 and Other Assets..............         (2.2)    (6,441,746)
                                 -----------    -----------
Net Assets.....................        100.0%  $298,373,400
                                 ===========   ============

FUTURES CONTRACTS (-0.5%)
                                              UNREALIZED
                               CONTRACTS    APPRECIATION/
                                 LONG      (DEPRECIATION)(l)
                               ---------------------------
CANADA (0.1%)
Standard & Poor's Toronto
 Stock Exchange 60 Index
 December 2003...............     134          $   261,304
                                               -----------
ITALY (0.0%) (B)
Milan MIB 30 Index December
 2003........................      98               27,078
                                               -----------
SPAIN (0.0%) (B)
IBEX 35 Index November
 2003........................     144              132,403
                                               -----------
UNITED STATES (0.1%)
United States Treasury Note
 December 2003 (10 Year).....     144              255,333
                                               -----------
Total Contracts Long
 (Settlement Value
 $51,815,164)................                      676,118
                                               -----------

                                              UNREALIZED
                               CONTRACTS    APPRECIATION/
                                 SHORT      (DEPRECIATION)(l)
                               ---------------------------
UNITED STATES (-0.7%)
Standard & Poor's 500 Index
 December 2003...............     182          $(1,334,467)
Standard & Poor's MidCap 400
 Index December 2003.........      56             (900,336)
                                               -----------
Total Contracts Short
 (Settlement Value
 $63,108,850)................                   (2,234,803)
                                               -----------
Total Futures Contracts
 (Settlement Value
 $11,293,686) (g)(i).........                  $(1,558,685)
                                               ===========

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) Yankee bond--dollar-denominated bond issued in the United States by foreign banks and corporations.
(e) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2003 is $7,460,938.
(f) Segregated, partially segregated or designated as collateral for futures contracts and TBAs.
(g) The combined market value of U.S. Government & Federal Agencies investments and settlement value of U.S. Treasury Note futures contracts represents 27.1% of net assets.
(h) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(i) The combined market value of common stocks and settlement value of Index futures contracts represents 40.9% of net assets.
(j)  The cost for federal income tax purposes is $253,876,874.
(k) At October 31, 2003 net unrealized appreciation was $50,938,272, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $53,021,705 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,083,433.
(l) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2003


ASSETS:
 Investment in securities, at value (identified
   cost $253,426,555).............................  $304,815,146
 Cash.............................................       514,005
 Receivables:
   Investment securities sold.....................     7,478,805
   Dividends and interest.........................     1,086,776
   Fund shares sold...............................       336,632
   Variation margin on futures contracts..........       120,060
 Other assets.....................................         8,849
                                                    ------------
       Total assets...............................   314,360,273
                                                    ------------
LIABILITIES:
 Payable due to broker for futures contracts......        66,054
 Payables:
   Investment securities purchased................    15,353,852
   Fund shares redeemed...........................       228,593
   Transfer agent.................................       113,691
   Manager........................................       104,307
   Custodian......................................        23,672
   NYLIFE Distributors............................         5,247
   Directors......................................         1,976
 Accrued expenses.................................        89,481
                                                    ------------
       Total liabilities..........................    15,986,873
                                                    ------------
 Net assets.......................................  $298,373,400
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $     21,884
   Service Class..................................         3,007
   L Class........................................             4
 Additional paid-in capital.......................   326,368,288
 Accumulated undistributed net investment
   income.........................................     5,852,466
 Accumulated net realized loss on investments,
   futures contracts and foreign currency
   transactions...................................   (83,702,599)
 Net unrealized appreciation on investments and
   futures contracts..............................    49,829,906
 Net unrealized appreciation on foreign currency
   transactions...................................           444
                                                    ------------
 Net assets.......................................  $298,373,400
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $262,438,207
                                                    ============
 Shares of capital stock outstanding..............    21,884,045
                                                    ============
 Net asset value per share outstanding............  $      11.99
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $ 35,889,406
                                                    ============
 Shares of capital stock outstanding..............     3,007,050
                                                    ============
 Net asset value per share outstanding............  $      11.94
                                                    ============
L Class
 Net assets applicable to outstanding shares......  $     45,787
                                                    ============
 Shares of capital stock outstanding..............         3,862
                                                    ============
 Net asset value per share outstanding............  $      11.86
 Maximum sales charge (1.00% of offering price)...          0.12
                                                    ------------
 Maximum offering price per share outstanding.....  $      11.98
                                                    ============

STATEMENT OF OPERATIONS
For the year ended October 31, 2003


INVESTMENT INCOME:
 Income:
   Interest.......................................  $  5,190,161
   Dividends (a)..................................     3,761,254
                                                    ------------
       Total income...............................     8,951,415
                                                    ------------
 Expenses:
   Manager........................................     2,348,463
   Transfer agent.................................       705,559
   Professional...................................       198,572
   Custodian......................................       160,290
   Interest.......................................       159,405
   Shareholder communication......................        70,571
   Service--Service Class.........................        58,113
   Service--L Class...............................            61
   Registration...................................        38,910
   Directors......................................        31,186
   Distribution--L Class..........................           183
   Miscellaneous..................................       110,158
                                                    ------------
       Total expenses before
        reimbursement.............................     3,881,471
   Expense reimbursement from Manager.............      (824,308)
                                                    ------------
       Net expenses...............................     3,057,163
                                                    ------------
 Net investment income............................     5,894,252
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss from:
   Security transactions..........................   (35,311,171)
   Futures transactions...........................    (4,753,093)
   Foreign currency transactions..................      (142,163)
                                                    ------------
 Net realized loss on investments and foreign
   currency transactions..........................   (40,206,427)
                                                    ------------
 Net change in unrealized depreciation on
   investments:
   Security transactions..........................    75,780,594
   Futures transactions...........................       510,706
   Foreign currency transactions..................           634
                                                    ------------
 Net unrealized gain on investments and foreign
   currency transactions..........................    76,291,934
                                                    ------------
 Net realized and unrealized gain on investments
   and foreign currency transactions..............    36,085,507
                                                    ------------
 Net increase in net assets resulting from
   operations.....................................  $ 41,979,759
                                                    ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $46.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

ASSET MANAGER FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2003 and October 31, 2002

                                                                  2003            2002
                                                              -------------   ------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $   5,894,252   $  8,535,366
    Net realized loss on investments, futures contracts and
     foreign currency transactions..........................    (40,206,427)   (16,883,705)
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........     76,291,934    (32,726,422)
                                                              -------------   ------------
    Net increase (decrease) in net assets resulting from
     operations.............................................     41,979,759    (41,074,761)
                                                              -------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................     (7,843,185)   (10,030,374)
      Service Class.........................................       (396,933)      (502,045)
                                                              -------------   ------------
        Total dividends to shareholders.....................     (8,240,118)   (10,532,419)
                                                              -------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     41,070,189     60,908,835
      Service Class.........................................     14,487,283      5,357,038
      L Class...............................................         41,320             --
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................      5,250,193      6,802,154
      Service Class.........................................        396,273        501,153
                                                              -------------   ------------
                                                                 61,245,258     73,569,180
    Cost of shares redeemed:
      No-Load Class.........................................   (214,366,458)   (72,085,088)
      Service Class.........................................     (4,423,693)    (3,618,659)
      L Class...............................................            (90)            --
                                                              -------------   ------------
      Decrease in net assets derived from capital share
       transactions.........................................   (157,544,983)    (2,134,567)
                                                              -------------   ------------
      Net decrease in net assets............................   (123,805,342)   (53,741,747)
NET ASSETS:
  Beginning of year.........................................    422,178,742    475,920,489
                                                              -------------   ------------
  End of year...............................................  $ 298,373,400   $422,178,742
                                                              =============   ============
  Accumulated undistributed net investment income at end of
    year....................................................  $   5,852,466   $  7,832,913
                                                              =============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                         NO-LOAD CLASS
                                              --------------------------------------------------------------------

                                                                     YEAR ENDED OCTOBER 31
                                              --------------------------------------------------------------------
                                                2003                2002                2001                2000
                                              --------            --------            --------            --------
Net asset value at beginning of period......  $  10.81            $  12.11            $  15.21            $  14.57
                                              --------            --------            --------            --------
Net investment income.......................      0.18(d)             0.22                0.37(c)             0.51
Net realized and unrealized gain (loss) on
 investments................................      1.22               (1.25)              (2.09)(c)            1.08
Net realized and unrealized gain (loss) on
 foreign currency transactions..............     (0.00)(a)           (0.00)(a)           (0.00)(a)           (0.01)
                                              --------            --------            --------            --------
Total from investment operations............      1.40               (1.03)              (1.72)               1.58
                                              --------            --------            --------            --------
Less dividends and distributions:
From net investment income..................     (0.22)              (0.27)              (0.50)              (0.50)
From net realized gain on investments.......        --                  --               (0.88)              (0.44)
                                              --------            --------            --------            --------
Total dividends and distributions...........     (0.22)              (0.27)              (1.38)              (0.94)
                                              --------            --------            --------            --------
Net asset value at end of period............  $  11.99            $  10.81            $  12.11            $  15.21
                                              ========            ========            ========            ========
Total investment return.....................     13.17%              (8.78%)            (12.12%)             11.18%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income......................      1.65%               1.84%               2.66%(c)            3.45%
 Net expenses...............................      0.83%               0.83%               0.83%               0.83%
 Expenses (before reimbursement)............      1.06%               0.94%               0.87%               0.83%
Portfolio turnover rate.....................       113%                  4%                 15%                 49%
Net assets at end of period (in 000's)......  $262,438            $399,199            $452,246            $561,329

                                                       NO-LOAD CLASS
                                              --------------------------------
                                               JANUARY 1
                                                THROUGH            YEAR ENDED
                                              OCTOBER 31,         DECEMBER 31,
                                                 1999*                1998
                                              -----------         ------------
Net asset value at beginning of period......   $  15.36             $  14.83
                                               --------             --------
Net investment income.......................       0.41                 0.43
Net realized and unrealized gain (loss) on
 investments................................       0.41                 2.70
Net realized and unrealized gain (loss) on
 foreign currency transactions..............      (0.03)                0.02
                                               --------             --------
Total from investment operations............       0.79                 3.15
                                               --------             --------
Less dividends and distributions:
From net investment income..................      (0.01)               (0.43)
From net realized gain on investments.......      (1.57)               (2.19)
                                               --------             --------
Total dividends and distributions...........      (1.58)               (2.62)
                                               --------             --------
Net asset value at end of period............   $  14.57             $  15.36
                                               ========             ========
Total investment return.....................       5.58%(b)            21.31%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income......................       3.40%+               2.64%
 Net expenses...............................       0.78%+               0.80%
 Expenses (before reimbursement)............       0.78%+               0.80%
Portfolio turnover rate.....................         18%                  55%
Net assets at end of period (in 000's)......   $513,860             $500,449

------------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.
(c)  As required, effective November 1, 2000, the Fund has
     adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000,
     have not been restated to reflect this change in
     presentation.

                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.01)      ($0.01)
Increase net realized and unrealized gains and losses.......    0.01         0.01
Decrease ratio of net investment income.....................   (0.06%)      (0.06%)

(d) Per share data based on average shares outstanding during the period.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS


                                         SERVICE CLASS                                                  L CLASS
    ----------------------------------------------------------------------------------------      -------------------
                                                                   JANUARY 1
                     YEAR ENDED OCTOBER 31                          THROUGH      YEAR ENDED       DECEMBER 30, 2002**
    --------------------------------------------------------      OCTOBER 31,   DECEMBER 31,            THROUGH
      2003                2002          2001          2000           1999*          1998           OCTOBER 31, 2003
    --------            --------      --------      --------      -----------   ------------      -------------------
    $  10.76            $  12.05      $  15.14      $  14.50       $  15.33       $  14.81             $  10.64
    --------            --------      --------      --------       --------       --------             --------
        0.15(d)             0.18          0.33(c)       0.50           0.39           0.39                 0.06(d)
        1.22               (1.23)        (2.08)(c)      1.05           0.38           2.69                 1.16
       (0.00)(a)           (0.00)(a)     (0.00)(a)     (0.01)         (0.03)          0.02                (0.00)(a)
    --------            --------      --------      --------       --------       --------             --------
        1.37               (1.05)        (1.75)         1.54           0.74           3.10                 1.22
    --------            --------      --------      --------       --------       --------             --------
       (0.19)              (0.24)        (0.46)        (0.46)         (0.00)(a)      (0.39)                  --
          --                  --         (0.88)        (0.44)         (1.57)         (2.19)                  --
    --------            --------      --------      --------       --------       --------             --------
       (0.19)              (0.24)        (1.34)        (0.90)         (1.57)         (2.58)                  --
    --------            --------      --------      --------       --------       --------             --------
    $  11.94            $  10.76      $  12.05      $  15.14       $  14.50       $  15.33             $  11.86
    ========            ========      ========      ========       ========       ========             ========
       12.92%              (8.96%)      (12.36%)       10.96%          5.31%(b)      21.00%               11.47%(b)
        1.40%               1.59%         2.41%(c)      3.20%          3.15%+         2.39%                0.65%+
        1.08%               1.08%         1.08%         1.08%          1.03%+         1.05%                1.83%+
        1.31%               1.19%         1.12%         1.08%          1.03%+         1.05%                2.06%+
         113%                  4%           15%           49%            18%            55%                 113%
    $ 35,889            $ 22,980      $ 23,675      $ 27,978       $ 29,087       $ 16,853             $     46

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Balanced Fund
--------------------------------------------------------------------------------

All broadly watched equity indices provided positive performance for the 12 months ended October 31, 2003. Small-capitalization stocks showed the strongest relative performance, followed by mid-capitalization and then large-capitalization stocks. The market favored the growth style over the value style of investing in the small- and mid-capitalization sectors, while value stocks outperformed growth stocks in the large-capitalization sector.

For most of the first quarter of 2003, the market remained uncertain because of political conflicts in the Middle East. As coalition troops assembled in Kuwait in mid-March, the stock market began to rise. Investors tended to react positively from the time coalition forces approached Baghdad until President Bush announced that major combat operations had concluded. From May through October, sentiments remained positive, and the domestic equity market continued to rise. Low interest rates and indications of rebounding economic activity helped to fuel an optimistic outlook. Consumer confidence, which rose sharply in April, has been relatively stagnant since then and could continue in a holding pattern if the labor market fails to improve.

Bond yields fell to 45-year lows in May 2003 and moved even lower as the Federal Reserve continued to reduce the targeted federal funds rate in June. Even so, the 10-year Treasury bond yield ended the 12-month reporting period slightly higher than where it began. The yield curve steepened as short-term rates continued to decline. The weak labor market and lackluster consumer confidence continued to affect the bond market.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2003, Eclipse Balanced Fund returned 20.13% for No-Load Class shares and 19.93% for Service Class shares. Over the same period, L Class shares returned 19.03% excluding all sales charges. All share classes outperformed the 15.23% return of the average Lipper(1) balanced fund over the same period. All share classes underperformed the 21.75% return of the Fund's Balanced Composite Index,(2) the 20.80% return of the S&P 500 Index,(3) and the 35.88% return of the Russell Midcap Index,(4) for the 12 months ended October 31, 2003. All share classes outperformed the 5.18% return of the Merrill Lynch Corporate & Government 1-10 Years Bond Index(5) for the same 12-month period.

No-Load Class shares of Eclipse Balanced Fund were rated five stars overall out of 631 moderate allocation funds by Morningstar(6) as of October 31, 2003. The Fund's No-Load Class shares were rated five stars out of 631 moderate allocation funds for the three-year period then ended, five stars out of 499 moderate allocation funds for the five-year period then ended, and four stars out of 212 moderate allocation funds for the 10-year period ended October 31, 2003.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. The Fund's Balanced Composite Index is comprised of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%, respectively. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index or a composite.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which in turn is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
5. The Merrill Lynch Corporate & Government 1-10 Years Bond Index is a market capitalization-weighted index including U.S. government and fixed-coupon domestic investment grade corporate bonds. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

INVESTMENT PROCESS

The Fund maintains a targeted allocation of 60% equities and 40% fixed-income securities and cash equivalents. Equities are limited to a broad array of mid-cap stocks, and the fixed-income portion of the portfolio is focused on short- to intermediate-duration, government securities and high-quality corporate bonds.

In the equity portion of its portfolio, the Fund selects stocks based on a quantitative approach that focuses on relative valuation and strong current operating results. Using three years of publicly available annual and quarterly financial statistical data, our proprietary models seek to identify companies that have healthy financial positions today and may have solid potential for the future. Since "we visit the data rather than the company," a corporation's quantitative history is the only relevant consideration in the Fund's equity investment process.

STRONG AND WEAK PERFORMERS

During the reporting period, stocks from various industries made positive contributions to the Fund's performance. The Fund's five best-performing stocks for the Fund's fiscal year included Hovnanian Enterprises (+115%),(7) a leading national homebuilder; J.B. Hunt Transport Services (+84%), the third-largest U.S. trucking company; PacifiCare Health Systems (+86%), the biggest publicly traded operator of Medicare Health Plans; AutoNation (+76%), America's largest retailer of new and used vehicles; and GTECH Holdings (+72%), which operates computer online lottery systems.

The Fund's five worst-performing stocks were all sold during the reporting period. We sold all of the Fund's shares of specialty-retail chain Michaels Stores (-46%) in February 2003. The Fund also sold its entire position in independent power company Calpine (-33%) in October. Saks (-30%) is a U.S. department store company that was eliminated from the Fund's portfolio in March 2003. Adolph Coors (-28%) is the third largest U.S. brewer, and the Fund sold its position in the company in April 2003. The Fund's holdings in power-tool manufacturer Black & Decker (-25%) were sold during February and March of 2003.

PURCHASES AND SALES

The Fund purchases stocks that have relatively improving operating characteristics and are relatively undervalued based on our proprietary model. Maxtor, ADTRAN, and Doral Financial were among the securities that fit the Fund's purchase criteria during the reporting period.

Maxtor (+104%) produces hard disk-drive storage products for desktop systems. Strong second- and third-quarter 2003 financials have been helped by the company's focus on cost and expense controls. The Fund purchased the company's shares in May 2003 and continues to hold them.

ADTRAN (+97%) designs, develops, manufacturers, markets, and services a variety of high-speed digital transmission products. The company reported strong second- and third-quarter 2003 financials and has introduced new products. The stock, which was purchased in February 2003, is still part of the portfolio.

Doral Financial (+93%) is a diversified financial holding company. The low interest-rate environment and the continued strength of the Puerto Rican residential mortgage market helped the company report good earnings in 2003. The Fund purchased this holding in November 2002, and it has been a strong performer for the portfolio.

The Fund sells stocks that exhibit deteriorating operating results and/or are relatively overvalued. Three stocks sold during the fiscal year were Rational Software, Rent-a-Center and Neiman Marcus Group.

--------------------------------------------------------------------------------
7. Performance percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the 12 months ended 10/31/03, or for the portion of the reporting period such securities were held in the Fund, if shorter.

Rational Software (+58%) is a computer software developer that was acquired by International Business Machines in an all-cash transaction in February 2003. For the portion of the reporting period the stock was held in the Fund, it provided strong positive results.

Rent-a-Center (+72%) offers home electronics, appliances, furniture, and accessories under flexible rental/purchase agreements. The company exhibited strong revenue and earnings growth for the first three quarters of 2003. The entire position was sold in August 2003.

Neiman Marcus Group (+72%) is a high-end specialty retailer that reported strong revenues while reducing costs for its fiscal year. We sold the Fund's position in the stock in August 2003.

WEIGHTING CHANGES

In the equity portion of the Fund's portfolio, a significant weighting change was an increase in the technology hardware & equipment industry group from 7.10% on October 31, 2002, to 11.65% on October 31, 2003. The shift in weight resulted from new purchases and improved performance of technology hardware & equipment stocks relative to other industry groups.

Another significant change in the equity portion of the Fund's portfolio was a decrease in retailing industry group holdings from 13.22% at the beginning of the reporting period to 5.24% at the end. The decline in weight resulted from position sales and weak performance of retailers relative to other industry groups.

As of October 31, 2003, the equity portion of the Fund's portfolio was overweighted relative to the Russell Midcap(R) Value Index in the consumer durables & apparel, technology hardware & equipment, and health care equipment & services industry groups. The Fund's performance benefited from the relative overweightings in health care equipment & services and consumer durables & apparel. Although the Fund's technology hardware & equipment holdings showed positive performance, the results were weaker than the industry group's performance in the Russell Midcap Value Index.

At the end of the Fund's fiscal year, the equity portion of the Fund's portfolio was underweighted relative to the Russell Midcap Value Index in the utilities, materials, and insurance industry groups. The Fund benefited from the relative underweighting in the insurance and materials industry groups. Although the Fund was underweighted in utilities, its performance in this industry group was weaker than that of related stocks held in the Russell Midcap Value Index.

BOND INVESTMENTS

The bond portion of the Fund's portfolio invests in U.S. government securities and investment-grade bonds issued by U.S. corporations. Investments are selected based on credit quality and duration. The Fund maintains an intermediate-term duration, which ranges from three to five years, and has a laddered maturity schedule. For the 12 months ended October 31, 2003, the Fund's bond investments performed roughly in line with their benchmark index.

LOOKING AHEAD

We will continue to utilize the Fund's proprietary quantitative methodologies to select mid-capitalization stocks of companies that our model indicates are relatively undervalued and have strong operating characteristics. We will maintain our allocation to high-quality bonds with a duration appropriate to the Fund's objective.

Whatever the markets or the economy may bring, the Fund will continue to seek high total return.

WESLEY G. MCCAIN
JOAN M. SABELLA
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                          ECLIPSE BALANCED FUND VERSUS
                          LIPPER BALANCED FUND INDEX,
                           BALANCED COMPOSITE INDEX,
                      S&P 500 INDEX, RUSSELL MIDCAP INDEX,
                         AND MERRILL LYNCH CORPORATE &
                        GOVERNMENT 1-10 YEARS BOND INDEX
                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES LINE GRAPH]

                                                 ECLIPSE BALANCED FUND     LIPPER BALANCED FUND INDEX   BALANCED COMPOSITE INDEX
                                                 ---------------------     --------------------------   ------------------------
10/31/93                                               $ 10,000                     $ 10,000                      $ 10,000
94                                                       10,243                       10,469                        10,060
95                                                       11,839                       11,401                        11,918
96                                                       13,140                       13,565                        13,688
97                                                       16,447                       15,421                        16,716
98                                                       17,324                       19,479                        18,005
99                                                       17,792                       21,647                        18,720
00                                                       19,405                       22,727                        20,592
01                                                       20,477                       22,782                        21,606
02                                                       20,923                       21,870                        21,835
10/31/03                                                 25,134                       21,201                        26,584

                              $10,000 INVESTED IN
                          ECLIPSE BALANCED FUND VERSUS
                          LIPPER BALANCED FUND INDEX,
                           BALANCED COMPOSITE INDEX,
                      S&P 500 INDEX, RUSSELL MIDCAP INDEX,
                         AND MERRILL LYNCH CORPORATE &
                        GOVERNMENT 1-10 YEARS BOND INDEX
                              SERVICE CLASS SHARES

[SERVICE CLASS SHARES LINE GRAPH]

                                                               LIPPER BALANCED FUND    BALANCED COMPOSITE
                                       ECLIPSE BALANCED FUND          INDEX                  INDEX           RUSSELL MIDCAP INDEX
                                       ---------------------   --------------------    ------------------    --------------------
10/31/93                                     $ 10,000                $ 10,000                $ 10,000                $ 10,000
94                                             10,216                  10,469                  10,060                  10,235
95                                             11,781                  11,401                  11,918                  12,620
96                                             13,045                  13,565                  13,688                  15,100
97                                             16,290                  15,421                  16,716                  19,444
98                                             17,161                  19,479                  18,005                  20,311
99                                             17,533                  21,647                  18,720                  23,789
00                                             19,082                  22,727                  20,592                  29,434
01                                             20,087                  22,782                  21,606                  24,130
02                                             20,475                  21,870                  21,835                  22,194
10/31/03                                       24,556                  21,201                  26,584                  30,157

                              $10,000 INVESTED IN
                          ECLIPSE BALANCED FUND VERSUS
                          LIPPER BALANCED FUND INDEX,
                           BALANCED COMPOSITE INDEX,
                      S&P 500 INDEX, RUSSELL MIDCAP INDEX,
                         AND MERRILL LYNCH CORPORATE &
                        GOVERNMENT 1-10 YEARS BOND INDEX
                                 CLASS L SHARES

[L CLASS SHARES LINE GRAPH]

                                                 ECLIPSE BALANCED FUND     LIPPER BALANCED FUND INDEX   BALANCED COMPOSITE INDEX
                                                 ---------------------     --------------------------   ------------------------
10/31/93                                               $  9,900                     $ 10,000                      $ 10,000
94                                                       10,043                       10,469                        10,060
95                                                       11,492                       11,401                        11,918
96                                                       12,630                       13,565                        13,688
97                                                       15,659                       15,421                        16,716
98                                                       16,735                       19,479                        18,005
99                                                       16,619                       21,647                        18,720
00                                                       17,948                       22,727                        20,592
01                                                       18,748                       22,782                        21,606
02                                                       18,963                       21,870                        21,835
10/31/03                                                 22,571                       21,201                        26,584

[LEGEND FOR GRAPHS]

Source: Lipper Inc., 10/31/03

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/93 AND, FOR CLASS L SHARES, REFLECT THE DEDUCTION OF ALL SALES CHARGES THAT WOULD HAVE APPLIED FOR THE PERIOD OF INVESTMENT.

                                                                                     AVERAGE ANNUAL TOTAL RETURNS(1)
                        PERFORMANCE                                                       AS OF OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------
                                                                                     ONE YEAR   FIVE YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund No-Load Class                                                   20.13%       7.21%       9.65%
Eclipse Balanced Fund Service Class(2)                                                19.93        6.97        9.40
Eclipse Balanced Fund Class L (without sales charges)(3)                              19.03        6.17        8.59
Eclipse Balanced Fund Class L (with sales charges)(3)                                 16.84        5.95        8.48
Average Lipper balanced fund(4)                                                       15.23        2.88        7.69
Lipper Balanced Fund Index(5)                                                         16.21        3.53        7.80
Balanced Composite Index(6)                                                           21.75        8.10       10.27
S&P 500 Index(7)                                                                      20.80        0.53       10.43
Russell Midcap Index(8)                                                               35.88        8.23       11.67
Merrill Lynch Corporate & Government 1-10 Years Bond
 Index(9)                                                                              5.18        6.47        6.52

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

                          YEAR         YEAR         YEAR         YEAR         YEAR         YEAR      10 MONTHS       YEAR
                         ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
YEAR ENDED DECEMBER     DECEMBER     DECEMBER     DECEMBER     DECEMBER     DECEMBER     DECEMBER     OCTOBER      OCTOBER
31, 1994                31, 1995     31, 1996     31, 1997     31, 1998     31, 1999     31, 2000     31, 2001     31, 2002
-------------------     --------     --------     --------     --------     --------     --------    ---------     --------
0.01                     22.99        12.91        23.40         8.03        -0.36         9.64         1.80         2.18

                          YEAR
                         ENDED
YEAR ENDED DECEMBER     OCTOBER
31, 1994                31, 2003
-------------------     --------
0.01                     20.13

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

1. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares. Class L shares are subject to a 1% sales charge and a contingent deferred sales charge (CDSC) of 1% if redeemed within one year of purchase. Performance figures for Class L shares reflect the .75% distribution fee and .25% service fee.

2. Performance figures for the Service Class, first offered to the public on 7/1/02, include the historical performance of the No-Load Class from the Fund's inception on 5/1/89 through 6/30/02. Performance figures for these classes will vary after 6/30/02, based on differences in their expense structures.

3. Performance figures for Class L shares, first offered to the public on 12/30/02, include the historical performance of the No-Load Class shares from the Fund's inception on 5/1/89 up to 12/30/02.

4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

5. The Lipper Balanced Fund Index is an unmanaged equally weighted index of the 30 largest funds in the Lipper balanced fund universe. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested. An investment cannot be made directly into an index.

6. The Fund's Balanced Composite Index is comprised of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index or a composite.

7. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

8. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which in turn is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

9. The Merrill Lynch Corporate & Government 1-10 Years Bond Index is a market capitalization-weighted index including U.S. government and fixed-coupon domestic investment grade corporate bonds. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

INFORMATION ABOUT ECLIPSE BALANCED FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

BALANCED FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003

LONG-TERM BONDS (38.2%)+
CORPORATE BONDS (29.3%)
                                  PRINCIPAL
                                    AMOUNT          VALUE
                                  --------------------------
AEROSPACE & DEFENSE (0.7%)
Honeywell, Inc.
 7.125%, due 4/15/08............  $  150,000   $    169,169
Rockwell International Corp.
 6.625%, due 6/1/05.............     200,000        213,151
United Technology Corp.
 6.50%, due 6/1/09..............     750,000        851,161
                                               ------------
                                                  1,233,481
                                               ------------
BEVERAGES (1.2%)
Anheuser-Busch Cos., Inc.
 5.375%, due 9/15/08............     530,000        570,362
 5.75%, due 4/1/10..............     225,000        246,080
Coca-Cola Co. (The)
 4.00%, due 6/1/05..............     500,000        517,213
Coca-Cola Enterprises, Inc.
 6.625%, due 8/1/04.............     100,000        103,581
PepsiCo, Inc.
 5.75%, due 1/15/08.............     500,000        544,523
                                               ------------
                                                  1,981,759
                                               ------------
CAPITAL MARKETS (2.0%)
Bear Stearns Cos., Inc. (The)
 4.00%, due 1/31/08.............     750,000        762,002
J.P. Morgan & Co., Inc.
 6.25%, due 2/15/11.............     300,000        327,666
J.P. Morgan Chase & Co.
 5.35%, due 3/1/07..............     500,000        536,777
Lehman Brothers Holdings, Inc.
 6.625%, due 2/5/06.............     573,000        624,054
Lehman Brothers, Inc.
 7.625%, due 6/1/06.............     350,000        393,844
Merrill Lynch & Co., Inc.
 7.00%, due 1/15/07.............     700,000        775,268
                                               ------------
                                                  3,419,611
                                               ------------
CHEMICALS (0.6%)
E.I. Du Pont de Nemours & Co.
 3.375%, due 11/15/07...........     921,000        924,961
                                               ------------
COMMERCIAL BANKS (1.5%)
BankAmerica Corp.
 7.125%, due 3/1/09.............     900,000      1,028,924
U.S. Bancorp
 3.125%, due 3/15/08............     500,000        491,027
Wachovia Corp.
 4.95%, due 11/1/06.............     500,000        530,555
Wells Fargo & Co.
 3.50%, due 4/4/08..............     500,000        499,360
                                               ------------
                                                  2,549,866
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Pitney Bowes, Inc.
 5.50%, due 4/15/04.............     100,000        101,845
                                               ------------


                                  PRINCIPAL
                                    AMOUNT          VALUE
                                  --------------------------
COMPUTERS & PERIPHERALS (1.1%)
Hewlett-Packard Co.
 5.75%, due 12/15/06............  $  750,000   $    810,118
International Business Machines
 Corp.
 4.875%, due 10/1/06............     500,000        530,454
 5.50%, due 1/15/09.............     535,000        575,678
                                               ------------
                                                  1,916,250
                                               ------------
CONSUMER FINANCE (2.5%)
American Express Credit Corp.
 3.00%, due 5/16/08.............   1,000,000        975,432
Caterpillar Financial Services
 Corp.
 4.875%, due 6/15/07............     830,000        882,790
Household Finance Corp.
 6.375%, due 8/1/10.............     500,000        550,567
John Deere Capital Corp.
 3.125%, due 12/15/05...........     500,000        510,736
 3.90%, due 1/5/08..............     250,000        253,113
 4.50%, due 8/22/07.............     500,000        520,523
SLM Corp.
 3.625%, due 3/17/08............     500,000        499,755
                                               ------------
                                                  4,192,916
                                               ------------
DIVERSIFIED FINANCIAL SERVICES (1.6%)
Citigroup, Inc.
 5.00%, due 3/6/07..............     750,000        798,732
Heller Financial, Inc.
 6.375%, due 3/15/06............     250,000        272,816
Pitney Bowes Credit Corp.
 5.75%, due 8/15/08.............   1,000,000      1,091,267
Wells Fargo Financial, Inc.
 5.45%, due 5/3/04..............     350,000        356,989
 6.85%, due 7/15/09.............     125,000        143,675
                                               ------------
                                                  2,663,479
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
Bell Atlantic West Virginia,
 Inc.
 7.00%, due 8/15/04.............     100,000        103,987
BellSouth Telecommunications,
 Inc.
 5.875%, due 1/15/09............     300,000        326,700
GTE North, Inc., Series F
 6.375%, due 2/15/10............     500,000        545,112
New York Telephone Co.
 6.125%, due 1/15/10............   1,000,000      1,074,116
 6.25%, due 2/15/04.............     150,000        152,037
Pacific Bell
 6.875%, due 8/15/06............     500,000        555,449
Southwestern Bell Telephone Co.
 6.375%, due 11/15/07...........     100,000        110,114
                                               ------------
                                                  2,867,515
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                    AMOUNT          VALUE
                                  -------------------------
ELECTRIC UTILITIES (0.1%)
Potomac Electric Power Co.
 6.50%, due 3/15/08.............  $  100,000   $    110,630
                                               ------------
ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric Co.
 5.00%, due 10/15/08............     300,000        318,164
                                               ------------
FOOD & STAPLES RETAILING (0.6%)
Sysco Corp.
 6.50%, due 6/15/05.............     500,000        535,967
Wal-Mart Stores, Inc.
 7.25%, due 6/1/13..............     400,000        471,424
                                               ------------
                                                  1,007,391
                                               ------------
FOOD PRODUCTS (3.1%)
Campbell Soup Co.
 5.50%, due 3/15/07.............     750,000        811,048
ConAgra Foods, Inc.
 7.40%, due 9/15/04.............     650,000        679,964
General Mills, Inc.
 5.125%, due 2/15/07............     500,000        532,412
Kellogg Co.
 4.875%, due 10/15/05...........     645,000        678,852
Sara Lee Corp., Series C
 6.00%, due 1/15/08.............   1,200,000      1,301,833
Unilever Capital Corp.
 6.875%, due 11/1/05............   1,100,000      1,200,930
                                               ------------
                                                  5,205,039
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (0.7%)
Cardinal Health, Inc.
 4.45%, due 6/30/05.............     580,000        602,634
 6.00%, due 1/15/06.............     450,000        485,343
                                               ------------
                                                  1,087,977
                                               ------------
HOTELS, RESTAURANTS & LEISURE (0.2%)
McDonald's Corp., Series G
 4.15%, due 2/15/05.............     250,000        256,758
                                               ------------
HOUSEHOLD PRODUCTS (0.8%)
Colgate-Palmolive Co., Series E
 3.98%, due 4/29/05.............     500,000        517,695
Procter & Gamble Co. (The)
 4.00%, due 4/30/05.............     500,000        517,709
 4.75%, due 6/15/07.............     250,000        264,152
                                               ------------
                                                  1,299,556
                                               ------------
INDUSTRIAL CONGLOMERATES (0.3%)
3M Co., Series C
 4.15%, due 6/30/05.............     500,000        519,607
                                               ------------


                                  PRINCIPAL
                                    AMOUNT          VALUE
                                 --------------------------
INSURANCE (1.0%)
Loews Corp.
 6.75%, due 12/15/06............  $  500,000   $    541,047
Marsh & McLennan Cos., Inc.
 6.625%, due 6/15/04............   1,000,000      1,031,417
Progressive Corp.
 6.60%, due 1/15/04.............     150,000        151,528
                                               ------------
                                                  1,723,992
                                               ------------
IT SERVICES (0.3%)
First Data Corp., Series D
 5.80%, due 12/15/08............     525,000        577,044
                                               ------------
MACHINERY (0.5%)
Illinois Tool Works, Inc.
 5.75%, due 3/1/09..............     820,000        898,413
                                               ------------
MEDIA (0.6%)
Gannett Co., Inc.
 4.95%, due 4/1/05..............     500,000        521,150
 5.50%, due 4/1/07..............     500,000        541,682
                                               ------------
                                                  1,062,832
                                               ------------
MULTILINE RETAIL (0.7%)
Target Corp.
 5.375%, due 6/15/09............     350,000        377,201
 5.50%, due 4/1/07..............     350,000        378,941
 5.95%, due 5/15/06.............     350,000        380,223
                                               ------------
                                                  1,136,365
                                               ------------
MULTI-UTILITIES & UNREGULATED POWER (1.0%)
IES Utilities, Inc., Series A
 6.625%, due 8/1/09.............   1,500,000      1,661,254
                                               ------------
OIL & GAS (0.5%)
ChevronTexaco Capital Co.
 3.50%, due 9/17/07.............     808,000        818,510
                                               ------------
PERSONAL PRODUCTS (0.6%)
Gillette Co. (The)
 2.875%, due 3/15/08............     500,000        491,422
 3.50%, due 10/15/07............     500,000        500,502
                                               ------------
                                                    991,924
                                               ------------
PHARMACEUTICALS (3.0%)
Abbott Laboratories
 5.125%, due 7/1/04.............     500,000        512,232
 5.625%, due 7/1/06.............     500,000        541,765
Bristol-Myers Squibb Co.
 4.75%, due 10/1/06.............     500,000        527,284
Lilly (Eli) & Co.
 5.50%, due 7/15/06.............     750,000        806,273
Merck & Co., Inc., Series E
 4.125%, due 1/18/05............     750,000        773,339
Pfizer, Inc.
 3.625%, due 11/1/04............   1,000,000      1,021,672

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                    AMOUNT          VALUE
                                 --------------------------
PHARMACEUTICALS (CONTINUED)
Pharmacia Corp.
 5.875%, due 12/1/08............  $  500,000   $    552,514
Warner-Lambert Co.
 6.00%, due 1/15/08.............     250,000        276,122
                                               ------------
                                                  5,011,201
                                               ------------
SPECIALTY RETAIL (1.0%)
Home Depot, Inc. (The)
 5.375%, due 4/1/06.............   1,280,000      1,370,524
Sherwin-Williams Co. (The)
 6.85%, due 2/1/07..............     200,000        223,808
                                               ------------
                                                  1,594,332
                                               ------------
THRIFTS & MORTGAGE FINANCE (0.3%)
General Electric Capital Corp.
 Series A
 4.25%, due 1/15/08.............     500,000        514,828
                                               ------------
TRANSPORTATION INFRASTRUCTURE (0.8%)
International Lease Finance
 Corp.
 4.50%, due 5/1/08..............     500,000        513,269
 5.625%, due 6/1/07.............     750,000        806,878
                                               ------------
                                                  1,320,147
                                               ------------
Total Corporate Bonds
 (Cost $47,755,097).............                 48,967,647
                                               ------------
FEDERAL AGENCIES (8.9%)
FEDERAL FARM CREDIT BANK (1.4%)
 2.25%, due 9/1/06..............     500,000        494,677
 3.47%, due 10/3/07.............     500,000        505,017
 3.80%, due 9/4/07..............     500,000        512,240
 3.875%, due 5/7/10.............     750,000        737,928
                                               ------------
                                                  2,249,862
                                               ------------
FEDERAL HOME LOAN BANK (4.3%)
 2.50%, due 3/15/06.............   1,000,000      1,004,612
 3.00%, due 10/30/08............   1,000,000        999,703
 3.375%, due 2/15/08............     500,000        500,032
 3.50%, due 2/11/08.............   1,000,000      1,003,380
 3.625%, due 11/14/06...........     750,000        758,215
 3.75%, due 4/1/10..............     750,000        734,024
 3.80%, due 2/12/08.............     440,000        442,438
 3.875%, due 2/12/10............     250,000        246,999
 4.42%, due 3/4/10..............   1,000,000        997,741
 6.21%, due 12/3/07.............     500,000        555,109
                                               ------------
                                                  7,242,253
                                               ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (0.6%)
 3.25%, due 3/14/08.............     500,000        498,414
 3.50%, due 1/7/08..............     500,000        501,539
                                               ------------
                                                    999,953
                                               ------------


                                  PRINCIPAL
                                    AMOUNT         VALUE
                                 --------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.4%)
 Series 2579 Class PG
 4.00%, due 3/15/27.............  $  500,000   $    481,322
 Series 2589 Class GD
 5.00%, due 9/15/28.............     500,000        500,147
 Series 2600 Class MJ
 5.00%, due 9/15/29.............     500,000        491,342
 Series 1982 Class VC
 6.50%, due 1/15/12.............     750,000        782,607
                                               ------------
                                                  2,255,418
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.6%)
 5.75%, due 6/15/05.............   1,000,000      1,062,276
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.3%)
 Series 2003-32 Class PG
 5.00%, due 10/25/27............     500,000        503,070
                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.3%)
 Series 2003-19 Class BE
 4.50%, due 11/20/28............     500,000        483,217
                                               ------------
Total Federal Agencies
 (Cost $14,820,929).............                 14,796,049
                                               ------------
Total Long-Term Bonds
 (Cost $62,576,026).............                 63,763,696
                                               ------------
COMMON STOCKS (60.1%)

                                     SHARES
                                    --------
AIR FREIGHT & LOGISTICS (1.1%)
J.B. Hunt Transport Services,
 Inc. (a).......................      70,900      1,799,442
                                               ------------
CAPITAL MARKETS (0.9%)
Bear Stearns Cos., Inc. (The)...       2,702        206,027
Federated Investors, Inc. Class
 B..............................      16,500        456,225
Lehman Brothers Holdings,
 Inc. ..........................      10,800        777,600
                                               ------------
                                                  1,439,852
                                               ------------
COMMERCIAL BANKS (2.1%)
International Bancshares
 Corp. .........................      32,100      1,474,032
Silicon Valley Bancshares (a)...      56,000      1,965,600
                                               ------------
                                                  3,439,632
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (0.8%)
Deluxe Corp. ...................      32,800      1,324,136
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                    -------------------
COMMUNICATIONS EQUIPMENT (1.4%)
ADTRAN, Inc. ...................      13,300   $    904,799
JDS Uniphase Corp. (a)..........     404,700      1,436,685
                                               ------------
                                                  2,341,484
                                               ------------
COMPUTERS & PERIPHERALS (3.0%)
Dell, Inc. (a)..................      25,700        928,284
InFocus Corp. (a)...............     204,500      1,347,655
Maxtor Corp. (a)................     154,100      2,106,547
Sun Microsystems, Inc. (a)......     152,800        605,088
                                               ------------
                                                  4,987,574
                                               ------------
CONSTRUCTION & ENGINEERING (1.9%)
Jacobs Engineering Group, Inc.
 (a)............................      23,800      1,102,416
Quanta Services, Inc. (a).......     256,900      2,101,442
                                               ------------
                                                  3,203,858
                                               ------------
CONSUMER FINANCE (1.8%)
AmeriCredit Corp. (a)...........      61,100        818,740
SLM Corp. ......................      22,500        881,100
Student Loan Corp. (The)........       4,100        531,032
WFS Financial, Inc. (a).........      18,700        815,507
                                               ------------
                                                  3,046,379
                                               ------------
DIVERSIFIED FINANCIAL SERVICES (0.7%)
Moody's Corp. ..................      19,100      1,104,553
                                               ------------
ELECTRIC UTILITIES (0.6%)
Edison International (a)........      48,300        951,993
                                               ------------
ELECTRICAL EQUIPMENT (0.9%)
American Power Conversion
 Corp. .........................      73,700      1,490,951
                                               ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.8%)
Avnet, Inc. (a).................      39,800        772,120
Sanmina-SCI Corp. (a)...........     104,100      1,098,255
Solectron Corp. (a).............     222,800      1,234,312
Tektronix, Inc. ................      58,700      1,506,829
                                               ------------
                                                  4,611,516
                                               ------------
ENERGY EQUIPMENT & SERVICES (0.4%)
Helmerich & Payne, Inc. ........      26,200        694,562
                                               ------------
FOOD PRODUCTS (1.5%)
Dean Foods Co. (a)..............      46,350      1,402,088
Hormel Foods Corp. .............      42,500      1,049,325
                                               ------------
                                                  2,451,413
                                               ------------
GAS UTILITIES (0.4%)
UGI Corp. ......................      23,000        708,400
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (4.4%)
AdvancePCS (a)..................      19,200        988,224
Coventry Health Care, Inc.
 (a)............................      11,300        618,675
Health Net, Inc. (a)............      37,000      1,168,830
Humana, Inc. (a)................      51,300      1,040,877


                                    SHARES        VALUE
                                    -------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Manor Care, Inc. ...............      53,400   $  1,777,152
PacifiCare Health Systems, Inc.
 (a)............................      29,600      1,761,200
                                               ------------
                                                  7,354,958
                                               ------------
HOTELS, RESTAURANTS & LEISURE (2.3%)
CBRL Group, Inc. ...............      21,500        833,125
GTECH Holdings Corp. ...........      22,900      1,023,172
Mandalay Resort Group...........      16,000        628,000
Outback Steakhouse, Inc. .......      33,500      1,407,000
                                               ------------
                                                  3,891,297
                                               ------------
HOUSEHOLD DURABLES (4.6%)
Centex Corp. ...................       7,900        770,250
Hovnanian Enterprises, Inc.
 Class A (a)....................       9,000        731,520
KB HOME.........................       7,200        493,128
La-Z-Boy, Inc. .................      59,600      1,203,920
M.D.C. Holdings, Inc. ..........      35,100      2,362,932
NVR, Inc. (a)...................       2,800      1,370,320
Ryland Group, Inc. (The)........       8,500        755,650
                                               ------------
                                                  7,687,720
                                               ------------
HOUSEHOLD PRODUCTS (1.3%)
Clorox Co. (The)................      17,000        770,100
Energizer Holdings, Inc. (a)....      37,600      1,383,680
                                               ------------
                                                  2,153,780
                                               ------------
INDUSTRIAL CONGLOMERATES (0.7%)
Alleghany Corp. (a).............       5,800      1,168,468
                                               ------------
INSURANCE (1.8%)
Ambac Financial Group, Inc. ....       6,000        424,440
Jefferson-Pilot Corp. ..........       8,500        405,790
MBIA, Inc. .....................      25,800      1,537,938
Torchmark Corp. ................      13,600        596,768
                                               ------------
                                                  2,964,936
                                               ------------
LEISURE EQUIPMENT & PRODUCTS (1.7%)
Callaway Golf Co. ..............      83,700      1,360,125
Hasbro, Inc. ...................      67,500      1,471,500
                                               ------------
                                                  2,831,625
                                               ------------
MULTILINE RETAIL (1.3%)
Federated Department Stores,
 Inc. ..........................      15,700        746,535
Kmart Holding Corp. (a).........      21,500        623,285
Sears, Roebuck and Co. .........      16,700        878,921
                                               ------------
                                                  2,248,741
                                               ------------
MULTI-UTILITIES & UNREGULATED POWER (1.1%)
Williams Cos., Inc. (The).......     186,900      1,906,380
                                               ------------
OIL & GAS (1.2%)
Overseas Shipholding Group,
 Inc. ..........................      73,200      1,995,432
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                    -------------------
PERSONAL PRODUCTS (0.7%)
Estee Lauder Cos., Inc. (The)
 Class A........................      33,100   $  1,237,609
                                               ------------
PHARMACEUTICALS (2.1%)
Medicis Pharmaceutical Corp.
 Class A........................      12,400        785,540
Mylan Laboratories, Inc. .......      52,200      1,260,630
Perrigo Co. ....................     109,800      1,476,810
                                               ------------
                                                  3,522,980
                                               ------------
REAL ESTATE (4.2%)
AMB Property Corp. .............      27,200        815,728
Cousins Properties, Inc. .......      45,500      1,308,125
Equity Office Properties
 Trust..........................      45,600      1,277,256
Hospitality Properties Trust....      25,000        916,750
HRPT Properties Trust...........     116,100      1,086,696
LNR Property Corp. .............      13,300        543,970
Reckson Associates Realty
 Corp. .........................      51,500      1,144,330
                                               ------------
                                                  7,092,855
                                               ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.9%)
Advanced Micro Devices, Inc.
 (a)............................      46,800        711,360
Novellus Systems, Inc. (a)......      18,900        780,381
                                               ------------
                                                  1,491,741
                                               ------------
SOFTWARE (2.4%)
Ascential Software Corp. (a)....      36,200        803,278
Autodesk, Inc. .................      73,800      1,420,650
Citrix Systems, Inc. (a)........      68,000      1,719,040
                                               ------------
                                                  3,942,968
                                               ------------
SPECIALTY RETAIL (1.7%)
American Eagle Outfitters, Inc.
 (a)............................      32,400        518,076
AutoNation, Inc. (a)............      21,000        392,700
CarMax, Inc. (a)................      15,971        503,246
Sherwin-Williams Co. (The)......       9,400        315,276
Talbots, Inc. (The).............      14,400        473,328
Zale Corp. (a)..................      13,200        683,232
                                               ------------
                                                  2,885,858
                                               ------------
TEXTILES, APPAREL, & LUXURY GOODS (0.2%)
Reebok International Ltd. (a)...       8,800        342,760
                                               ------------
THRIFTS & MORTGAGE FINANCE (4.9%)
Countrywide Financial Corp. ....      18,300      1,923,696
Doral Financial Corp. ..........      12,000        606,000
Freddie Mac.....................      17,800        999,114
GreenPoint Financial Corp. .....      39,000      1,214,850
IndyMac Bancorp, Inc. ..........      51,100      1,502,340
MGIC Investment Corp. ..........      23,900      1,226,309
Radian Group, Inc. .............      14,500        767,050
                                               ------------
                                                  8,239,359
                                               ------------


                                    SHARES        VALUE
                                    -------------------
TOBACCO (1.1%)
R.J. Reynolds Tobacco Holdings,
 Inc. ..........................      38,700   $  1,858,761
                                               ------------
WIRELESS TELECOMMUNICATIONS SERVICES (1.2%)
Crown Castle International Corp.
 (a)............................     163,800      2,073,708
                                               ------------
Total Common Stocks
 (Cost $79,192,076).............                100,487,681
                                               ------------
SHORT-TERM INVESTMENT (1.0%)
                                   PRINCIPAL
                                   ---------
REPURCHASE AGREEMENT (1.0%)
Bank of New York (The)
 0.85%, dated 10/31/03
 due 11/3/03
 Proceeds at Maturity $1,590,113
 (Collateralized by
 U.S. Treasury Note
 3.625%, due 3/31/04
 with a Principal Amount of
 $1,600,000 and a
 Market Value of $1,621,413
 including accrued interest)....  $1,590,000      1,590,000
                                               ------------
Total Short-Term Investment
 (Cost $1,590,000)..............                  1,590,000
                                               ------------
Total Investments
 (Cost $143,358,102) (b)........        99.3%   165,841,377(c)
Cash and Other Assets,
 Less Liabilities...............         0.7      1,232,755
                                  ----------   ------------
Net Assets......................       100.0%  $167,074,132
                                  ==========   ============

------------
(a) Non-income producing security.
(b) The cost for federal income tax purposes is $143,396,678.
(c) At October 31, 2003 net unrealized appreciation was $22,444,699, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $23,329,428 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $884,729.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2003


ASSETS:
 Investment in securities, at value (identified
   cost $143,358,102).............................  $165,841,377
 Cash.............................................        19,798
 Receivables:
   Dividends and interest.........................       855,451
   Fund shares sold...............................       623,541
 Other assets.....................................        11,892
                                                    ------------
       Total assets...............................   167,352,059
                                                    ------------
LIABILITIES:
 Payables:
   Manager........................................       114,806
   Fund shares redeemed...........................        88,367
   Transfer agent.................................        10,125
   NYLIFE Distributors............................         4,426
   Custodian......................................         3,414
   Trustees.......................................         1,878
 Accrued expenses.................................        54,911
                                                    ------------
       Total liabilities..........................       277,927
                                                    ------------
 Net assets.......................................  $167,074,132
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class..................................  $     61,278
   Service Class..................................         7,964
   L Class........................................           155
 Additional paid-in capital.......................   141,912,386
 Accumulated undistributed net investment
   income.........................................       263,044
 Accumulated undistributed net realized gain on
   investments....................................     2,346,030
 Net unrealized appreciation on investments.......    22,483,275
                                                    ------------
 Net assets.......................................  $167,074,132
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $147,518,548
                                                    ============
 Shares of capital stock outstanding..............     6,127,826
                                                    ============
 Net asset value per share outstanding............  $      24.07
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $ 19,183,323
                                                    ============
 Shares of capital stock outstanding..............       796,368
                                                    ============
 Net asset value per share outstanding............  $      24.09
                                                    ============
L Class
 Net assets applicable to outstanding shares......  $    372,261
                                                    ============
 Shares of capital stock outstanding..............        15,459
                                                    ============
 Net asset value per share outstanding............  $      24.08
 Maximum sales charge (1.00% of offering price)...          0.24
                                                    ------------
 Maximum offering price per share outstanding.....  $      24.32
                                                    ============

STATEMENT OF OPERATIONS
For the year ended October 31, 2003


INVESTMENT INCOME:
 Income:
   Interest........................................  $ 2,032,960
   Dividends (a)...................................    1,193,541
                                                     -----------
       Total income................................    3,226,501
                                                     -----------
 Expenses:
   Manager.........................................      888,860
   Transfer agent..................................      112,622
   Professional....................................       68,569
   Registration....................................       49,575
   Shareholder communication.......................       27,176
   Trustees........................................       24,266
   Custodian.......................................       18,540
   Portfolio pricing...............................       15,865
   Service--Service Class..........................        7,869
   Service--L Class................................          273
   Distribution--L Class...........................          817
   Miscellaneous...................................       20,655
                                                     -----------
       Total expenses before reimbursement.........    1,235,087
   Expense reimbursement from Manager..............      (51,032)
   Fees paid indirectly (See Note 2(D))............      (61,058)
                                                     -----------
       Net expenses................................    1,122,997
                                                     -----------
 Net investment income.............................    2,103,504
                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments..................    2,537,414
 Net change in unrealized appreciation on
   investments.....................................   20,612,974
                                                     -----------
 Net realized and unrealized gain on investments...   23,150,388
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $25,253,892
                                                     ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $1,136.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

BALANCED FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2003 and October 31, 2002

                                                                  2003           2002
                                                              ------------   ------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $  2,103,504   $  1,669,645
    Net realized gain (loss) on investments.................     2,537,414       (157,626)
    Net change in unrealized appreciation on investments....    20,612,974       (860,452)
                                                              ------------   ------------
    Net increase in net assets resulting from operations....    25,253,892        651,567
                                                              ------------   ------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................    (1,999,587)    (1,495,731)
      Service Class.........................................       (77,541)            (1)
      L Class...............................................        (1,122)            --
    From net realized gain on investments:
      No-Load Class.........................................            --     (1,253,176)
                                                              ------------   ------------
        Total dividends and distributions to shareholders...    (2,078,250)    (2,748,908)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    86,550,426     33,093,518
      Service Class.........................................    22,832,286          4,475
      L Class...............................................       353,212             --
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................     1,990,309      2,738,564
      Service Class.........................................        77,104              1
      L Class...............................................         1,122             --
                                                              ------------   ------------
                                                               111,804,459     35,836,558
    Cost of shares redeemed:
      No-Load Class.........................................   (46,945,723)   (13,914,555)
      Service Class.........................................    (4,863,174)            --
      L Class...............................................        (8,013)            --
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................    59,987,549     21,922,003
                                                              ------------   ------------
      Net increase in net assets............................    83,163,191     19,824,662
NET ASSETS:
  Beginning of year.........................................    83,910,941     64,086,279
                                                              ------------   ------------
  End of year...............................................  $167,074,132   $ 83,910,941
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    year....................................................  $    263,044   $    242,623
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BALANCED FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                                 NO-LOAD CLASS
                                               ----------------------------------------------------------------------------------
                                               YEAR ENDED OCTOBER 31     JANUARY 1, 2001           YEAR ENDED DECEMBER 31
                                               ----------------------        THROUGH        -------------------------------------
                                                 2003          2002     OCTOBER 31, 2001*     2000              1999       1998
                                               --------      --------   -----------------   --------          --------   --------
Net asset value at beginning of period.......  $  20.41      $  20.78       $  20.82        $  19.53          $  21.37   $  22.15
                                               --------      --------       --------        --------          --------   --------
Net investment income........................      0.38(e)       0.48           0.45(d)         0.55              0.58       0.61
Net realized and unrealized gain (loss) on
 investments.................................      3.67          0.00(b)        (0.08)(d)       1.29             (0.68)      1.14
                                               --------      --------       --------        --------          --------   --------
Total from investment operations.............      4.05          0.48           0.37            1.84             (0.10)      1.75
                                               --------      --------       --------        --------          --------   --------
Less dividends and distributions:
From net investment income...................     (0.39)        (0.44)         (0.41)          (0.55)            (0.58)     (0.61)
From net realized gain on investments........        --         (0.41)           --              --              (1.16)     (1.92)
                                               --------      --------       --------        --------          --------   --------
Total dividends and distributions............     (0.39)        (0.85)         (0.41)          (0.55)            (1.74)     (2.53)
                                               --------      --------       --------        --------          --------   --------
Net asset value at end of period.............  $  24.07      $  20.41       $  20.78        $  20.82          $  19.53   $  21.37
                                               ========      ========       ========        ========          ========   ========
Total investment return......................     20.13%         2.18%          1.80%(a)        9.64%            (0.36%)     8.03%
Ratios (to average net assets)/ Supplemental
 Data:
 Net investment income.......................      1.78%         2.30%          2.59%+(d)       2.77%             2.61%      2.76%
 Net expenses................................      0.99%#        0.96%#         1.03%+#(c)      0.95%#            0.94%      0.87%
 Expenses (before reimbursement).............      1.03%#        1.02%#         1.05%+#(c)      0.95%#            0.94%      0.97%
Portfolio turnover rate......................        51%           62%            48%             73%               33%        70%
Net assets at end of period (in 000's).......  $147,519      $ 83,906       $ 64,086        $ 65,309          $ 77,169   $128,865

------------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
 #   Includes transfer agent fees paid indirectly which amounted to 0.05%, 0.02% and 0.09% of average net assets for the
     years ended October 31, 2003 and October 31, 2002 and the
     ten months ended October 31, 2001, respectively, and
     custodian fees and other expenses paid indirectly which
     amounted to 0.01% of average net assets for the year ended
     December 31, 2000.
 +   Annualized.
(a)  Total return is not annualized.
(b)  Less than one cent per share.
(c)  Restated.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the ten months
     ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  NO-LOAD
                                                                   CLASS
                                                                  -------
Decrease net investment income..............................      ($0.02)
Increase net realized and unrealized gains and losses.......        0.02
Decrease ratio of net investment income.....................       (0.09%)

(e) Per share data based on average shares outstanding during the period.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                   SERVICE CLASS                               L CLASS
     ------------------------------------------          -------------------
                                JULY 1, 2002**           DECEMBER 30, 2002**
        YEAR ENDED                 THROUGH                     THROUGH
     OCTOBER 31, 2003          OCTOBER 31, 2002           OCTOBER 31, 2003
     ----------------          ----------------          -------------------
         $  20.41                  $  21.41                   $  20.27
         --------                  --------                   --------
             0.34(e)                   0.11                       0.15(e)
             3.68                     (1.03)                      3.76
         --------                  --------                   --------
             4.02                     (0.92)                      3.91
         --------                  --------                   --------
            (0.34)                    (0.08)                     (0.10)
               --                        --                         --
         --------                  --------                   --------
            (0.34)                    (0.08)                     (0.10)
         --------                  --------                   --------
         $  24.09                  $  20.41                   $  24.08
         ========                  ========                   ========
            19.93%                    (4.30%)(a)                 19.32%(a)
             1.53%                     2.05%+                     0.78%+
             1.24%#                    1.21%+#                    1.99%+#
             1.28%#                    1.27%+#                    2.03%+#
               51%                       62%                        51%
         $ 19,183                  $      5                   $    372

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse International Broad Market Fund
--------------------------------------------------------------------------------

After a generally strong fourth quarter of 2002, the global equity markets were weak for much of the first quarter of 2003. During this time, investors became increasingly risk averse, largely as a result of economic uncertainty and the potential for a war in Iraq. The SARS outbreak contributed to declines in several Asian equity markets. European stocks also fell. Germany and Italy reported unexpected economic contraction during the first three months of 2003.

As the year progressed, most global markets rebounded sharply. From mid-March through the end of October, stocks tended to rise in anticipation of stronger economic growth. Japan was the front-runner from July through September as the country posted an annualized growth rate of 3.9% for the previous quarter, the economy's sharpest rise in over two and a half years. In spite of the Japanese yen's strength, unprecedented growth in China fueled higher Japanese export activity. Hong Kong markets also surged as higher levels of business investment led to increased demand for information technology.

Europe was unable to keep pace with many other equity markets, as the Dow Jones Euro Stoxx 50 Index,(1) a barometer of European blue chips, rose only 2.3% during the third quarter of 2003. The region continues to be plagued by weak growth, and the steady rise in the euro relative to the U.S. dollar has severely diminished the region's export activity. The ongoing strength of the euro has soured many investors' interest in European equities, since some find it difficult to envision Europe as competitive in the global markets while the euro continues to make exports increasingly expensive.

In October, the situation in Europe appeared to be improving. Despite weak local demand and the surging euro, German corporate earnings began to increase. Many investors were optimistic about the steps Germany's Chancellor Schroeder took to improve the country's competitive position by adopting much-needed pension and welfare reforms.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2003, Eclipse International Broad Market Fund returned 20.35% for No-Load Class shares and 19.93% for Service Class shares. Both share classes underperformed the 24.51% return of the average Lipper(2) international fund over the same period. Both share classes also underperformed the 27.03% return of the Morgan Stanley Capital International EAFE Index(3) for the 12 months ended October 31, 2003.

ALLOCATION DECISIONS AND SECTOR SPECIFICS

Since the Fund's portfolio is rebalanced monthly, it's helpful to examine its performance on that basis. In November 2002, the first month of the reporting period, the Fund was hurt by its overweighted position in Japanese banks and its underweighted position in British telecommunication services stocks. During the month, the telecommunication services industry group recovered from earlier weakness and staged an impressive rally.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.
(1.) The Dow Jones Euro Stoxx 50 Index measures the performance of the top 50 blue-chip stocks from the twelve countries participating in the European Monetary Union. The Index is weighted according to the free-float market capitalization of each component stock and its value. An investment cannot be made directly into an index.
(2.) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(3.) The Morgan Stanley Capital International Europe, Australasia, and Far East
     Index--the MSCI EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

The Fund outperformed its benchmark in December 2002 when its Spanish food, beverage, & tobacco holdings rebounded and Altadis proved to be the largest positive contributor to the Fund's return for the month. The Fund's overweighted position in the French household & personal products industry group boosted returns. The Fund's holdings in British energy companies and Japan's automobile & components industry group also enhanced performance during the month.

In January 2003, the Fund's underweighted position in such British oil concerns as BP, Shell Transport and Trading, and BG Group was beneficial, as stocks of these companies faltered. Our decision to underweight such weak-performing Japanese automotive firms as Bridgestone, Honda, Nissan Motor, and Toyota Motor also contributed positively to the Fund's relative results.

February 2003 proved to be a difficult month for the Fund, as its overweighted position in the French retailing and household & personal products industry groups detracted from returns. The Fund's investment in L'Oreal, the world's largest cosmetics company, hurt performance as the company's sales declined in the first quarter.

The Fund fell short of its benchmark in April 2003. In a sharp reversal, from the previous month, the Fund's position in the Spanish real estate industry, specifically Sacyr Vallehermoso took the largest toll on performance. The Fund's underweighted position in the British telecommunication services sector also proved to be costly, as this segment rallied in April.

The portfolio rebounded in March 2003, however, with an overweighted position in Sacyr Vallehermoso making the largest contribution to monthly returns. The Fund's underweighted position in the weak Japanese capital goods industry group also helped relative results during the month.

The Fund outperformed its benchmark in May 2003, primarily as a result of its positions in the Dutch food & staples retailing, the French retailing, and the German telecommunication services industry groups. Specifically, the Fund's overweighted position in Dutch supermarket company Koninklijke Ahold strengthened results, as upbeat earnings helped the company's stock advance, despite allegations of accounting irregularities. The Fund's overweighted position in Pinault-Printemps-Redoute, a diversified French retail company, benefited the Fund as the company and the stock experienced a strong quarter. The Fund's overweighted position in Deutsche Telekom, a German telecommunication services firm, contributed positively to returns as well.

June 2003 proved to be a difficult month, as the Fund's positions in the Japanese utilities, technology hardware & equipment, and capital goods companies all detracted from the Fund's results. In particular, Kyushu Electrical Power and Tokyo Gas hurt performance as investors abandoned more stable holdings for higher-risk issues. Within the capital goods industry group, the Fund's underweighted position in Mitsubishi Heavy Industries was detrimental when the company's stock price rose during the month.

The Fund lost ground relative to its benchmark in July and August, but added value in September 2003. In July, the Fund's overweighted position in French pharmaceutical companies hurt results, since the industry underperformed. The Fund's underweighted position in Japanese technology hardware & equipment stocks also detracted from performance as these stocks appreciated. In August, the Fund's overweighted position in the poor-performing Italian insurance industry had a negative impact on performance. The Fund's overweighted position in Dutch banks also hurt the Fund, since the industry did not fare well during the month. The Fund added value in September when its substantial overweighted position in the Spanish real estate industry group was the largest contributor to returns. Real estate holdings--including Bami, TESTA, Metrovacesa, Sacyr Vallehermoso, and others--rose sharply during the month. The Fund's overweighted position in German pharmaceutical & biotechnology companies also generated strong results.

The Fund concluded its fiscal year by falling slightly short of its benchmark in October

2003. The Fund's overweighted position in the Dutch food & staples retailing industry group was the largest detractor from returns during the month. An underweighted position in Japanese technology hardware & equipment stocks also hurt performance when the technology sector continued to rebound as demand increased around the globe. At the same time, the Fund's overweighted positions in strong industry groups such as Spanish real estate, Australian retailing, and French banks benefited the Fund.

LOOKING AHEAD

We will continue to employ our disciplined investment approach, which uses proprietary quantitative analysis to construct a diversified portfolio of mid- and large-capitalization stocks. As always, we will focus on those industries that we believe have the potential for above-average growth or on those that appear to be undervalued. We will continue to employ our factor-based quantitative model.

Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital by investing in a widely diversified portfolio of non-U.S. equities.

ELIAS BELESSAKOS, PH.D.
DEVON MCCORMICK, CFA
Portfolio Managers
New York Life Investment Management LLC

                 $10,000 INVESTED IN
ECLIPSE INTERNATIONAL BROAD MARKET FUND
VERSUS MSCI EAFE INDEX

                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES LINE GRAPH]

                                                            ECLIPSE INTERNATIONAL BROAD MARKET
                                                                           FUND                          MSCI EAFE INDEX
                                                            ----------------------------------           ---------------
10/31/93                                                                $10,000.00                          $10,000.00
94                                                                      $10,918.00                          $11,009.00
95                                                                      $10,631.00                          $10,968.00
96                                                                      $11,775.00                          $12,117.00
97                                                                      $12,244.00                          $12,678.00
98                                                                      $13,229.00                          $13,901.00
99                                                                      $16,229.00                          $17,103.00
00                                                                      $15,657.00                          $16,607.00
01                                                                      $11,611.00                          $12,467.00
02                                                                      $ 9,704.00                          $10,820.00
10/31/03                                                                $11,679.00                          $13,745.00


Source: Lipper, Inc., 10/31/03

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/93.

                 $10,000 INVESTED IN
ECLIPSE INTERNATIONAL BROAD MARKET FUND
VERSUS MSCI EAFE INDEX

                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                            ECLIPSE INTERNATIONAL BROAD MARKET
                                                                           FUND                          MSCI EAFE INDEX
                                                            ----------------------------------           ---------------
10/31/93                                                                $10,000.00                          $10,000.00
94                                                                      $10,885.00                          $11,009.00
95                                                                      $10,572.00                          $10,968.00
96                                                                      $11,671.00                          $12,117.00
97                                                                      $12,117.00                          $12,678.00
98                                                                      $13,056.00                          $13,901.00
99                                                                      $15,978.00                          $17,103.00
00                                                                      $15,398.00                          $16,607.00
01                                                                      $11,363.00                          $12,467.00
02                                                                      $ 9,535.00                          $10,820.00
10/31/03                                                                $11,435.00                          $13,745.00

                                                                              AVERAGE ANNUAL TOTAL RETURNS(1)
                     PERFORMANCE                                                   AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------------------------------------
                                                                              ONE YEAR   FIVE YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------
Eclipse International Broad Market Fund No-Load Class                           20.35%     -2.46%       1.56%
Eclipse International Broad Market Fund Service
 Class(2)                                                                       19.93      -2.62        1.35
Average Lipper international fund(3)                                            24.51       0.91        4.19
MSCI EAFE Index(4)                                                              27.03      -0.22        3.23

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

Year ended December 31, 1994                                                      6.83
Year ended December 31, 1995                                                      9.03
Year ended December 31, 1996                                                      6.45
Year ended December 31, 1997                                                       0.4
Year ended December 31, 1998                                                     19.15
10 months ended October 31, 1999                                                 12.31
Year ended October 31, 2000                                                      -3.52
Year ended October 31, 2001                                                     -25.84
Year ended October 31, 2002                                                     -16.43
Year ended October 31, 2003                                                      20.35

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.
1. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.
2. Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 through 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
4. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE INTERNATIONAL BROAD MARKET FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

INTERNATIONAL BROAD MARKET FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003

COMMON STOCKS (92.1%)+
                                  SHARES        VALUE
                                 -----------------------
AUSTRALIA (6.7%)
Alumina, Ltd.
 (metals-non ferrous)..........     6,170    $    26,092
Amcor, Ltd. (miscellaneous
 materials & commodities)......     7,488         45,161
Australia & New Zealand Banking
 Group, Ltd. (banking).........       165          2,084
Australian Gas Light Co., Ltd.
 (energy sources)..............     1,941         14,736
Australian Stock Exchange, Ltd.
 (financial services)..........       982         11,148
BHP Billiton, Ltd.
 (energy sources)..............    13,391        111,359
Boral, Ltd. (building materials
 &
 components)...................     3,996         15,595
Brambles Industries, Ltd.
 (business & public
 services).....................     4,035         13,370
Centro Properties Group
 (financial services)..........     2,567          6,903
CFS Gandel Retail Trust
 (real estate).................     7,540          6,902
Coca-Cola Amatil, Ltd.
 (beverages & tobacco).........     2,113          8,831
Cochlear, Ltd.
 (health & personal care)......       361          8,069
Coles Myer, Ltd.
 (merchandising)...............    11,273         62,150
Commonwealth Bank of Australia
 (banking).....................     4,779         93,251
CSL, Ltd. (health &
 personal care)................       700          8,444
CSR, Ltd. (building materials &
 components)...................     3,922          5,900
Deutsche Office Trust
 (real estate).................     4,719          3,717
Foster's Group, Ltd.
 (beverages & tobacco).........     6,279         20,361
Futuris Corp., Ltd.
 (business & public
 services).....................     1,977          2,118
General Property Trust
 (real estate).................     8,012         15,861
Harvey Norman Holdings, Ltd.
 (merchandising)...............   275,156        655,996
Iluka Resources, Ltd.
 (metals-non ferrous)..........     1,188          3,937
Investa Property Group
 (real estate).................     5,617          7,692
James Hardie Industries N.V.
 (building materials &
 components)...................     3,623         18,432
John Fairfax Holdings, Ltd.
 (broadcasting & publishing)...    12,987         33,358
Lend Lease Corp., Ltd.
 (real estate).................     1,739         13,832
Lion Nathan, Ltd.
 (beverages & tobacco).........     3,903         15,287
Macquarie Bank, Ltd.
 (banking).....................       397          9,814
Macquarie Goodman Industrial
 Trust (real estate)...........     5,650          6,174
Macquarie Infrastructure Group
 (financial services)..........     7,815         17,578


                                  SHARES        VALUE
                                 -----------------------
AUSTRALIA (CONTINUED)
Mayne Group, Ltd.
 (health & personal care)......     2,188    $     5,651
Mirvac Group (real estate).....     2,784          8,415
National Australia Bank, Ltd.
 (banking).....................    11,518        250,000
Newcrest Mining, Ltd.
 (gold mines)..................     2,586         22,166
News Corp., Ltd. (The)
 (broadcasting & publishing)...     4,138         36,848
OneSteel, Ltd.
 (metals-steel)................     3,829          6,031
Orica, Ltd.
 (chemicals)...................     1,657         15,531
Origin Energy, Ltd.
 (energy sources)..............    12,691         38,721
PaperlinX, Ltd.
 (forest products & paper).....     2,563          9,220
Publishing & Broadcasting, Ltd.
 (media).......................     2,780         23,769
Rio Tinto, Ltd.
 (metals-non ferrous)..........     1,689         42,724
Sonic Healthcare, Ltd.
 (health & personal care)......     1,764          8,586
Southcorp, Ltd.
 (beverages & tobacco).........     2,256          4,962
Stockland (real estate)........     4,614         15,878
Suncorp-Metway, Ltd.
 (banking).....................     3,028         27,866
TAB, Ltd. (leisure &
 tourism)......................     2,034          5,123
TABCORP Holdings, Ltd. (leisure
 & tourism)....................     1,685         13,857
Telstra Corp., Ltd.
 (telecommunications)..........     9,580         32,220
Toll Holdings, Ltd.
 (transportation-shipping).....       647          3,838
Transurban Group (construction
 & housing)....................     5,185         15,305
Westfield Holdings, Ltd.
 (real estate).................     2,323         23,422
Westfield Trust (real
 estate).......................     8,859         20,932
Westpac Banking Corp.
 (banking).....................     6,578         75,379
Woolworths, Ltd. (food &
 household products)...........       259          2,044
                                             -----------
                                               1,972,640
                                             -----------
AUSTRIA (0.2%)
Boehler-Uddeholm AG
 (metals-steel)................        65          3,737
Erste Bank der
 oesterreichischen Sparkassen
 AG (banking)..................       175         19,349
Flughafen Wien AG (business &
 public services)..............        67          2,731
Generali Holding Vienna AG
 (insurance)...................       267          6,689
Immofinanz Immobilien Anlagen
 AG (real estate)..............       703          5,083
Mayr-Melnhof Karton AG (forest
 products & paper).............        44          4,397

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                                 -----------------------
AUSTRIA (CONTINUED)
Oesterreichische
 Elektrizitaetswirtschafts AG
 Class A (energy sources)......        19    $     1,789
OMV AG (energy sources)........        57          7,289
Telekom Austria AG
 (telecommunications) (a)......       839          8,914
Wienerberger AG (building
 materials & components).......       197          4,191
                                             -----------
                                                  64,169
                                             -----------
BELGIUM (1.0%)
Agfa Gevaert N.V.
 (textiles & apparel)..........       455         11,293
Barco N.V.
 (electrical & electronics)....        47          3,469
Bekaert N.V.
 (multi-industry)..............        70          3,478
Cofinimmo (real estate)........        21          2,617
Colruyt N.V.
 (multi-industry)..............        86          7,798
Compagnie Maritime Belge, S.A.
 (transportation-shipping).....        29          1,469
Delhaize-Le Lion, S.A.
 (merchandising)...............       296         14,056
Dexia (financial services).....       204          3,213
Electrabel, S.A.
 (utilities-electric & gas)....       132         36,506
Fortis (financial services)....     3,639         64,893
Groupe Bruxelles Lambert, S.A.
 (utilities-electric & gas)....       608         29,368
Interbrew (beverages &
 tobacco)......................       627         14,680
KBC Bankverzekeringsholding
 (banking).....................     1,393         59,091
Mobistar, S.A.
 (telecommunications) (a)......        96          4,821
Omega Pharma, S.A.
 (health & personal care)......       105          3,233
S.A. D'Ieteren N.V.
 (automobiles).................        12          2,232
Solvay, S.A. (chemicals).......       293         21,816
UCB, S.A. (health & personal
 care).........................       376         11,859
Umicore (metals-non ferrous)...        47          2,860
                                             -----------
                                                 298,752
                                             -----------
DENMARK (0.8%)
A P Moller--Maersk A/S
 (transportation-shipping).....         5         39,252
Carlsberg A/S Class B
 (beverages & tobacco).........       300         12,456
Coloplast A/S Class B
 (health & personal care)......        50          4,207
Danisco A/S (food &
 household products)...........       100          3,847
Danske Bank A/S (banking)......     2,190         44,180
FLS Industries A/S Class B
 (machinery & engineering)
 (a)...........................       335          3,588
Group 4 Falck A/S
 (business & public
 services).....................       100          2,244
ISS A/S
 (business & public
 services).....................       300         14,309
Novo Nordisk A/S
 (health & personal care)......     1,233         44,349


                                  SHARES        VALUE
                                 -----------------------
DENMARK (CONTINUED)
Novozymes A/S Class B (food &
 household products)...........       265    $     8,537
TDC A/S (telecommunications)...       600         19,282
Topdanmark A/S
 (insurance) (a)...............       100          4,973
Vestas Wind Systems A/S (energy
 equipment & services).........       400          8,413
William Demant Holding A/S
 (health & personal care)
 (a)...........................       300         10,204
                                             -----------
                                                 219,841
                                             -----------
FINLAND (1.7%)
Amer Group, Ltd. (recreation &
 other consumer goods).........       100          3,807
Instrumentarium Oyj
 (health & personal care)......       200          8,393
Kesko Oyj Class B (wholesale &
 international trade)..........       300          4,666
Kone Oyj Class B
 (machinery & engineering).....       366         19,125
Nokia Oyj
 (electrical & electronics)....    20,996        356,599
Nokian Renkaat Oyj
 (automobiles).................        50          3,735
Orion-Yhtyma Oyj Class B
 (health & personal care)......       200          3,848
Outokumpu Oyj
 (metals-non ferrous)..........       800          9,681
Pohjola Group PLC Class D
 (insurance)...................       229          5,162
Rautaruukki Oyj
 (metals-steel) (a)............     2,060         14,321
Sampo Oyj Class A
 (financial services)..........       900          7,575
Stora Enso Oyj Class R
 (forest products & paper).....     2,000         27,202
TietoEnator Oyj
 (telecommunications)..........       400         10,602
UPM-Kymmene Oyj
 (forest products & paper).....     1,900         35,561
                                             -----------
                                                 510,277
                                             -----------
FRANCE (5.2%)
Atos Origin, S.A. (business &
 public services) (a)..........        20          1,335
Autoroutes du Sud de la France
 (transportation-road &
 rail).........................       470         14,479
Aventis, S.A.
 (health & personal care)......        21          1,112
BNP Paribas, S.A. (banking)....     7,328        385,050
Bouygues, S.A.
 (construction & housing)......     1,237         33,650
Cap Gemini, S.A. (business &
 public services) (a)..........       552         27,818
CNP Assurances (insurance).....       215          9,805
Credit Agricole, S.A.
 (banking).....................    20,071        426,286
Dassault Systemes, S.A.
 (business & public
 services).....................       687         29,150
France Telecom, S.A.
 (telecommunications) (a)......     3,027         73,263

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                                 -----------------------
FRANCE (CONTINUED)
Groupe Danone (food & household
 products).....................       520    $    78,464
Pernod-Ricard, S.A.
 (beverages & tobacco).........       268         25,858
Sanofi-Synthelabo, S.A. (health
 & personal care)..............        19          1,176
Societe Generale (banking).....     5,601        416,063
Total, S.A. (energy sources)...         9          1,399
                                             -----------
                                               1,524,908
                                             -----------
GERMANY (10.5%)
Adidas-Salomon AG (recreation &
 other consumer goods).........       100          9,230
Altana AG (health & personal
 care).........................       315         19,847
Bayerische Hypo-und Vereinsbank
 AG (banking) (a)..............        64          1,397
Beiersdorf AG
 (health & personal care)......     1,827        206,867
Buderus AG (building materials
 & components).................       200          7,347
Deutsche Bank AG (banking).....       900         59,322
Deutsche Boerse AG
 (financial services)..........     2,345        130,442
Douglas Holding AG
 (merchandising)...............     8,600        249,937
Epcos AG (electronic components
 & instruments) (a)............       100          2,040
Fresenius Medical Care AG
 (health & personal care)......       300         17,089
Henkel KGaA (chemicals)........    11,365        780,950
Hugo Boss AG (merchandising)...        66          1,327
Hypo Real Estate Holding AG
 (financial services) (a)......        16            276
Infineon Technologies AG
 (electronic components &
 instruments) (a)..............       166          2,451
Kamps AG (food &
 household products) (a).......       300          4,314
KarstadtQuelle AG
 (merchandising)...............    30,300        750,266
Linde AG (machinery &
 engineering)..................       400         18,251
MAN AG
 (industrial components).......       500         13,747
Merck KGaA (health & personal
 care).........................       100          3,546
Metro AG (merchandising).......     7,700        312,399
MLP AG (financial services)
 (a)...........................     2,279         43,396
SAP AG (business &
 public services)..............       900        130,467
Schering AG (health & personal
 care).........................       900         42,321
Siemens AG (electrical &
 electronics)..................     3,100        208,297
Suedzucker AG (food & household
 products).....................     1,426         24,170


                                  SHARES        VALUE
                                 -----------------------
GERMANY (CONTINUED)
TUI AG (multi-industry)........       550    $     9,623
WCM Beteiligungs-und
 Grundbesitz AG
 (financial services) (a)......     7,000         14,485
                                             -----------
                                               3,063,804
                                             -----------
GREECE (0.4%)
Alpha Bank A.E. (banking)......       400          9,039
Aluminium of Greece S.A.I.C.
 (metals-non ferrous)..........       100          1,976
Bank of Piraeus (banking)......     1,800         16,824
Coca-Cola Hellenic Bottling
 Co., S.A. (beverages &
 tobacco)......................       300          5,810
Commercial Bank of Greece
 (banking).....................       200          4,236
EFG Eurobank Ergasias
 (banking).....................     1,400         23,957
Folli-Follie, S.A. Registered
 (merchandising)...............       100          2,344
Hellenic Duty Free Shops, S.A.
 (merchandising)...............       100          1,679
Hellenic Petroleum, S.A.
 (energy sources)..............       400          3,246
Hellenic Technodomiki Tev, S.A.
 (construction & housing)......       200          1,055
Hellenic Telecommunications
 Organization, S.A.
 (telecommunications)..........     1,500         16,810
Intracom, S.A.
 (telecommunications)..........       400          2,753
M.J. Maillis, S.A.
 (miscellaneous materials &
 commodities)..................       400          1,344
National Bank of Greece, S.A.
 (banking).....................        10            209
Papastratos Cigarettes Co.
 (beverages & tobacco).........       100          2,095
Public Power Corp.
 (utilities-electric & gas)....       300          6,466
Technical Olympic, S.A.
 (construction & housing)......       500          2,464
Viohalco, Hellenic Copper and
 Aluminum Industry, S.A.
 (building materials &
 components)...................       800          3,850
                                             -----------
                                                 106,157
                                             -----------
HONG KONG (1.7%)
Cathay Pacific Airways, Ltd.
 (transportation-airlines).....    11,409         21,817
Cheung Kong Infrastructure
 Holdings, Ltd. (building
 materials & components).......     2,000          4,340
Chi Cheung Investment Co., Ltd.
 (real estate) (a).............     1,477            333
Chinese Estates Holdings, Ltd.
 (real estate) (a).............    12,854          4,759
CLP Holdings, Ltd.
 (utilities-electric & gas)....     9,818         44,376
Esprit Holdings, Ltd.
 (wholesale & international
 trade)........................     4,000         12,568
Hang Seng Bank, Ltd.
 (banking).....................     5,930         74,071

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                                 -----------------------
HONG KONG (CONTINUED)
Henderson Land Development Co.,
 Ltd. (real estate)............     4,000    $    16,792
Hong Kong & China Gas Co., Ltd.
 (utilities-electric & gas)....    27,038         37,428
Hopewell Holdings, Ltd.
 (multi-industry)..............       706          1,173
Hutchison Whampoa, Ltd.
 (multi-industry)..............    10,419         80,836
Li & Fung, Ltd. (wholesale &
 international trade)..........     6,000         10,083
New World Development Co., Ltd.
 (multi-industry)..............    13,772          8,823
PCCW, Ltd. (telecommunications)
 (a)...........................    16,192         11,572
Shangri-La Asia, Ltd.
 (leisure & tourism)...........     3,464          3,323
Sino Land Co., Ltd. (real
 estate).......................    24,000         12,517
Sun Hung Kai Properties, Ltd.
 (real estate).................    11,000         93,134
Swire Pacific, Ltd.
 (multi-industry)..............     7,885         48,128
Television Broadcasts, Ltd.
 (broadcasting & publishing)...     2,000          9,477
Yue Yuen Industrial Holdings,
 Ltd. (recreation &
 other consumer goods).........     4,500         12,748
                                             -----------
                                                 508,298
                                             -----------
IRELAND (0.8%)
Allied Irish Banks PLC
 (banking).....................     1,506         22,024
Allied Irish Banks PLC
 (banking) (e).................     5,773         84,493
CRH PLC (building materials &
 components)...................     1,705         30,663
CRH PLC (building materials &
 components) (e)...............       591         10,546
DCC PLC (multi-industry).......       751         10,084
Elan Corp. (health &
 personal care) (a)............     2,595         12,821
Elan Corp. PLC (health &
 personal care) (a)(e).........       835          2,815
Grafton Group PLC (building
 materials & components).......        74            311
Independent News & Media PLC
 (broadcasting & publishing)...     2,259          4,937
Irish Life & Permanent PLC
 (financial services)..........       113          1,583
Irish Life & Permanent PLC
 (financial services) (e)......     1,041         14,582
Kerry Group PLC
 (food & household products)...     1,596         27,830
Ryanair Holdings PLC
 (transportation-airlines)
 (a)...........................       724          6,144
Waterford Wedgwood PLC
 (merchandising) (e)...........     1,279            286
                                             -----------
                                                 229,119
                                             -----------
ITALY (1.9%)
Alleanza Assicurazioni S.p.A.
 (insurance)...................    13,211        132,230
Assicurazioni Generali S.p.A.
 (insurance)...................       325          7,481


                                  SHARES        VALUE
                                 -----------------------
ITALY (CONTINUED)
Autogrill S.p.A. (food &
 household products) (a).......       500    $     6,330
Banca Fideuram S.p.A.
 (banking).....................       605          3,798
Banca Intesa S.p.A.
 (banking).....................    17,736         59,792
Banca Intesa S.p.A.-RNC
 (banking).....................     7,750         19,460
Banca Monte dei Paschi di Siena
 S.p.A. (banking)..............    10,401         31,014
Banca Nazionale del Lavoro
 S.p.A. (banking) (a)..........     4,622         10,531
Banca Popolare di Milano Scrl
 (banking).....................       800          4,083
Banco Popolare di Verona e
 Novara Scrl (banking).........       782         12,091
Capitalia S.p.A. (banking)
 (a)...........................     4,625         12,904
FinecoGroup S.p.A. (banking)
 (a)...........................     9,000          6,351
Gruppo Editoriale L'Espresso
 S.p.A. (broadcasting &
 publishing)...................       800          4,287
Luxottica Group S.p.A.
 (health & personal care)......       178          2,839
Mediaset S.p.A. (broadcasting &
 publishing)...................     4,002         40,429
Mediobanca S.p.A. (banking)....     1,650         16,592
Mediolanum S.p.A. (insurance)..     4,688         32,753
Mondadori (Arnoldo) Editore
 S.p.A. (broadcasting &
 publishing)...................       100            767
Sanpaolo IMI S.p.A. (banking)..     3,050         34,322
Telecom Italia Media S.p.A.
 (data processing &
 reproduction) (a).............     7,566          3,281
Tiscali S.p.A.
 (telecommunications) (a)......     1,305          8,677
UniCredito Italiano S.p.A.
 (banking).....................    18,366         90,526
                                             -----------
                                                 540,538
                                             -----------
JAPAN (23.5%)
77 Bank, Ltd. (The)
 (banking).....................     1,000          5,239
ADERANS Co., Ltd.
 (health & personal care)......       300          5,458
All Nippon Airways Co., Ltd.
 (transportation-airlines)
 (a)...........................     4,000         10,297
Amada Co., Ltd.
 (metals-steel)................     1,000          4,321
AOYAMA TRADING Co., Ltd.
 (merchandising)...............       100          1,856
Asahi Breweries, Ltd.
 (beverages & tobacco).........     1,098          9,169
Asahi Glass Co., Ltd.
 (miscellaneous materials &
 commodities)..................     3,000         23,687
Asahi Kasei Corp.
 (chemicals)...................     2,000          9,533
Asatsu-DK, Inc.
 (telecommunications)..........       100          2,388
Ashikaga Financial Group, Inc.
 (banking) (a).................     3,000          3,002
Autobacs Seven Co., Ltd.
 (automobiles).................       100          2,183
Avex, Inc. (recreation &
 other consumer goods).........       100          1,992

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                                 -----------------------
JAPAN (CONTINUED)
Bank of Fukuoka, Ltd. (The)
 (banking).....................     2,000    $     8,350
Bank of Yokohama, Ltd. (The)
 (banking).....................     3,000         12,962
Benesse Corp. (business &
 public services)..............       100          2,456
Bridgestone Corp.
 (industrial components).......     9,935        130,135
Capcom Co., Ltd. (recreation &
 other consumer goods).........     2,400         31,000
Central Japan Railway Co.
 (transportation-road &
 rail).........................         1          8,751
Chiba Bank, Ltd. (The)
 (banking).....................     3,000         12,908
Chubu Electric Power Co., Inc.
 (utilities-electric & gas)....     2,500         50,143
Chugai Pharmaceutical Co., Ltd.
 (health & personal care)......     3,000         42,734
Coca-Cola West Japan Co., Ltd.
 (beverages & tobacco).........       400          7,404
CSK Corp. (business &
 public services)..............     2,000         75,681
Daicel Chemical Industries,
 Ltd. (chemicals)..............     3,000         12,717
Daido Life Insurance Co.
 (insurance)...................         2          5,949
Daiichi Pharmaceutical Co.,
 Ltd. (health & personal
 care).........................     1,000         15,282
Dainippon Ink & Chemicals, Inc.
 (chemicals)...................     2,000          3,984
Daito Trust Construction Co.,
 Ltd. (real estate)............       700         21,649
Denki Kagaku Kogyo Kabushiki
 Kaisha (chemicals)............     4,000         12,153
Denso Corp.
 (industrial components).......     1,500         28,449
Dowa Mining Co., Ltd.
 (metals-non ferrous)..........     2,000         10,806
East Japan Railway Co.
 (transportation-road &
 rail).........................         2          9,060
Ebara Corp.
 (machinery & engineering).....     1,000          4,011
Eisai Co., Ltd.
 (health & personal care)......     1,000         23,468
FamilyMart Co., Ltd.
 (merchandising)...............     2,200         47,828
FANUC, Ltd. (electronic
 components & instruments).....       200         12,025
Fast Retailing Co., Ltd.
 (merchandising)...............       200         12,153
Fuji Electric Holdings Co.,
 Ltd. (electronic components &
 instruments)..................     4,000          9,860
Fuji Photo Film Co., Ltd.
 (recreation & other consumer
 goods)........................     1,000         29,472
Fuji Television Network, Inc.
 (broadcasting & publishing)...         2         10,643
Fujikura, Ltd. (electronic
 components & instruments).....     2,000         12,025
Fujisawa Pharmaceutical Co.,
 Ltd. (health & personal
 care).........................     1,000         20,649


                                  SHARES        VALUE
                                 -----------------------
JAPAN (CONTINUED)
Furukawa Electric Co., Ltd.
 (The) (industrial
 components)...................     4,000    $    15,136
Gunma Bank, Ltd. (The)
 (banking).....................     2,000          8,587
Gunze, Ltd. (textiles &
 apparel)......................     2,000          9,078
Hitachi Cable, Ltd. (electronic
 components & instruments).....     1,000          3,975
Hitachi Chemical Co., Ltd.
 (chemicals)...................     1,400         22,617
Honda Motor Co., Ltd.
 (automobiles).................     1,900         75,008
Ishihara Sangyo Kaisha, Ltd.
 (chemicals)...................     1,000          2,056
Ishikawajima-Harima Heavy
 Industries Co., Ltd.
 (aerospace &
 military technology)..........     5,000          6,822
Ito En, Ltd.
 (beverages & tobacco).........       200          8,096
ITOCHU Corp. (wholesale &
 international trade)..........     7,000         23,623
Ito-Yokado Co., Ltd.
 (merchandising)...............     1,000         36,749
Japan Airlines System Corp.
 (transportation-airlines).....     9,138         26,266
Japan Real Estate Investment
 Corp. (real estate)...........        17         99,431
Japan Tobacco, Inc.
 (beverages & tobacco).........        10         66,767
Joyo Bank, Ltd. (The)
 (banking).....................     3,000          9,606
JSR Corp. (miscellaneous
 materials & commodities)......     2,000         42,389
Kajima Corp.
 (construction & housing)......     3,000         11,243
Kamigumi Co., Ltd. (business &
 public services)..............       456          2,970
Kanebo, Ltd. (health & personal
 care).........................     1,000          1,055
Kansai Electric Power Co., Inc.
 (The) (utilities-electric &
 gas)..........................       628         10,854
Kao Corp. (food &
 household products)...........     2,000         41,115
Katokichi Co., Ltd. (food &
 household products)...........       300          4,789
Kawasaki Heavy Industries, Ltd.
 (machinery & engineering).....     3,000          3,793
Kawasaki Kisen Kaisha, Ltd.
 (transportation-shipping).....     4,000         16,046
Keihin Electric Express Railway
 Co., Ltd.
 (transportation-road &
 rail).........................     4,000         23,396
Keio Electric Railway Co., Ltd.
 (transportation-road &
 rail).........................     4,000         21,140
Kikkoman Corp.
 (food & household products)...     1,000          6,513
Kinden Corp. (energy equipment
 & services)...................     1,000          4,357
Kinki Nippon Railway Co., Ltd.
 (transportation-road & rail)
 (a)...........................     4,307         12,968
Kirin Brewery Co., Ltd.
 (beverages & tobacco).........     1,154          9,227

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                                 -----------------------
JAPAN (CONTINUED)
Komatsu, Ltd. (machinery &
 engineering)..................     5,000    $    27,061
KONAMI Corp. (recreation &
 other consumer goods).........     4,500        137,126
Konica Minolta Holdings, Inc.
 (recreation & other consumer
 goods)........................     1,000         13,144
Kubota Corp.
 (machinery & engineering).....     5,000         18,011
Kuraray Co., Ltd.
 (textiles & apparel)..........     3,000         22,595
Kyowa Hakko Kogyo Co., Ltd.
 (health & personal care)......     4,000         23,578
Kyushu Electric Power Co., Inc.
 (utilities-electric & gas)....    23,300        384,889
Lawson, Inc. (merchandising)...     1,300         49,666
Marubeni Corp. (wholesale &
 international trade)..........     4,000          7,204
Marui Co., Ltd.
 (merchandising)...............     1,000         12,698
Meiji Dairies Corp.
 (food & household products)...     1,000          3,748
Meiji Seika Kaisha, Ltd. (food
 & household products).........     1,000          3,857
Meitec Corp.
 (business & public
 services).....................       700         25,024
Millea Holdings, Inc.
 (insurance)...................         3         35,748
Minebea Co., Ltd. (electronic
 components & instruments).....     1,000          5,694
Mitsubishi Chemical Corp.
 (chemicals)...................     4,000         10,479
Mitsubishi Corp. (wholesale &
 international trade)..........     3,000         31,137
Mitsubishi Electric Corp.
 (electrical & electronics)....    10,000         44,663
Mitsubishi Estate Co., Ltd.
 (real estate).................    36,191        346,981
Mitsubishi Gas Chemical Co.,
 Inc. (chemicals)..............     1,000          2,829
Mitsubishi Heavy Industries,
 Ltd. (machinery &
 engineering)..................     9,000         24,724
Mitsubishi Logistics Corp.
 (business & public
 services).....................     1,000          8,705
Mitsubishi Materials Corp.
 (metals-non ferrous) (a)......     5,000          8,050
Mitsubishi Rayon Co., Ltd.
 (textiles & apparel)..........     2,000          7,423
Mitsubishi Tokyo Financial
 Group, Inc. (banking).........        19        136,535
Mitsui & Co., Ltd. (wholesale &
 international trade)..........    10,000         72,770
Mitsui Chemicals, Inc.
 (chemicals)...................     6,000         35,039
Mitsui Engineering &
 Shipbuilding Co., Ltd.
 (transportation-shipping).....     3,000          4,612
Mitsui Fudosan Co., Ltd.
 (real estate).................    37,129        345,504
Mitsui Mining & Smelting Co.,
 Ltd. (metals-non ferrous).....     1,000          4,002
Mitsui O.S.K. Lines, Ltd.
 (transportation-shipping).....     1,266          5,148


                                  SHARES        VALUE
                                 -----------------------
JAPAN (CONTINUED)
Mitsui Sumitomo Insurance Co.,
 Ltd. (insurance)..............     1,000    $     8,241
Mitsui Trust Holdings, Inc.
 (banking) (a).................     2,000         10,643
Mizuho Financial Group, Inc.
 (banking) (a).................        33         80,748
Net One Systems Co., Ltd.
 (electronic components &
 instruments)..................         9         67,458
NGK Insulators, Ltd.
 (industrial components).......     1,000          6,831
Nippon Building Fund, Inc.
 (real estate).................        16         98,531
Nippon Express Co., Ltd.
 (transportation-road &
 rail).........................     2,446         11,036
Nippon Kayaku Co., Ltd.
 (chemicals)...................     1,000          5,067
Nippon Meat Packers, Inc. (food
 & household products).........       357          3,562
Nippon Sheet Glass Co., Ltd.
 (building materials &
 components)...................     1,000          3,074
Nippon Steel Corp.
 (metals-steel)................    26,000         53,450
Nippon Telegraph & Telephone
 Corp. (telecommunications)....        29        129,522
Nippon Unipac Holding
 (forest products & paper).....         9         42,407
Nippon Yusen Kabushiki Kaisha
 (transportation-shipping).....     5,000         21,285
Nishimatsu Construction Co.,
 Ltd. (construction &
 housing)......................     2,000          8,350
Nissan Chemical Industries,
 Ltd. (chemicals)..............     1,000          8,714
Nissan Motor Co., Ltd.
 (automobiles).................     9,000        100,860
Nisshin Seifun Group, Inc.
 (food & household products)...     2,000         16,391
Nisshinbo Industries, Inc.
 (textiles & apparel)..........     1,000          4,994
Nitto Denko Corp. (chemicals)..     1,000         52,486
NSK, Ltd. (machinery &
 engineering)..................     1,000          4,121
NTT Data Corp. (business &
 public services)..............        18         79,738
NTT DoCoMo, Inc.
 (telecommunications)..........        67        145,049
Obayashi Corp. (construction &
 housing)......................     1,000          4,557
OBIC Co., Ltd.
 (telecommunications)..........       400         88,052
Oji Paper Co., Ltd.
 (forest products & paper).....     3,000         15,964
Okumura Corp. (building
 materials & components).......     1,000          4,084
Olympus Corp. (electronic
 components & instruments).....     1,000         21,922
ONWARD KASHIYAMA Co., Ltd.
 (textiles & apparel)..........     1,000         11,225
Orient Corp.
 (financial services) (a)......       483          1,094
Pioneer Corp. (appliances &
 household durables)...........       100          2,492

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                                 -----------------------
JAPAN (CONTINUED)
Q.P. Corp. (food &
 household products)...........       800    $     6,477
Resona Holdings, Inc. (banking)
 (a)...........................    33,000         48,329
Sankyo Co., Ltd.
 (health & personal care)......     2,000         32,019
Sankyo Co., Ltd. Gunma
 (recreation & other consumer
 goods)........................       300         10,015
Sanyo Electric Co., Ltd.
 (appliances & household
 durables).....................     3,000         13,754
Sega Corp. (recreation &
 other consumer goods) (a).....       600          6,642
Seino Transportation Co., Ltd.
 (transportation-road &
 rail).........................     1,000          7,050
Seven-Eleven Japan Co., Ltd.
 (recreation & other consumer
 goods)........................     2,000         63,310
Shimachu Co., Ltd. (building
 materials & components).......       100          1,956
Shimamura Co., Ltd.
 (merchandising)...............       300         20,849
Shimizu Corp. (construction &
 housing)......................     1,000          3,866
Shin-Etsu Chemical Co., Ltd.
 (chemicals)...................       400         14,881
Shionogi & Co., Ltd.
 (health & personal care)......     1,000         16,783
Shizuoka Bank, Ltd. (The)
 (banking).....................     2,000         14,117
Showa Denko K.K. (chemicals)
 (a)...........................     3,000          5,812
SMC Corp. (machinery &
 engineering)..................       300         36,103
Snow Brand Milk Products Co.,
 Ltd. (food &
 household products) (a).......     2,000          6,149
Softbank Corp. (business &
 public services)..............     3,500        179,879
Sony Corp. (appliances &
 household durables)...........       500         17,419
Sumitomo Bakelite Co., Ltd.
 (chemicals)...................     1,000          6,140
Sumitomo Chemcial Co., Ltd.
 (chemicals)...................    11,000         41,024
Sumitomo Corp. (wholesale &
 international trade)..........     7,000         48,583
Sumitomo Electric Industries,
 Ltd. (industrial components)..     3,000         25,788
Sumitomo Heavy Industries, Ltd.
 (machinery & engineering)
 (a)...........................     1,000          2,210
Sumitomo Metal Industries, Ltd.
 (metals-steel)................    31,000         28,762
Sumitomo Metal Mining Co., Ltd.
 (metals-non ferrous)..........     4,000         27,434
Sumitomo Mitsui Financial
 Group, Inc. (banking).........        17         85,514
Sumitomo Osaka Cement Co., Ltd.
 (building materials &
 components)...................     4,000          7,386


                                  SHARES        VALUE
                                 -----------------------
JAPAN (CONTINUED)
Sumitomo Realty & Development
 Co., Ltd.
 (real estate).................    38,000    $   352,572
Suruga Bank, Ltd. (The)
 (banking).....................     1,000          6,267
Taiheiyo Cement Corp. (building
 materials & components).......     6,000         14,845
Taisei Corp. (construction &
 housing)......................     1,000          3,475
Taisho Pharmaceutical Co., Ltd.
 (health & personal care)......     1,066         18,395
Takara Holdings, Inc.
 (beverages & tobacco).........     1,000          7,859
Takeda Chemical Industries,
 Ltd. (health & personal
 care).........................     3,000        106,154
Teijin Ltd. (textiles &
 apparel)......................     1,000          2,965
Terumo Corp. (health & personal
 care).........................     1,000         19,011
THK Co., Ltd.
 (machinery & engineering).....       500         10,142
TIS, Inc. (multi-industry).....     1,900         66,885
Tobu Railway Co., Ltd.
 (transportation-road &
 rail).........................     3,000         10,506
Toda Corp.
 (construction & housing)......     1,000          2,793
Toho Co., Ltd.
 (broadcasting & publishing)...       100          1,232
Tohoku Electric Power Co., Inc.
 (utilities-electric & gas)....     3,800         61,596
Tokyo Electric Power Co., Inc.
 (The) (utilities-electric &
 gas)..........................     3,651         77,879
Tokyo Gas Co., Ltd.
 (utilities-electric & gas)....   119,091        408,399
Tokyu Corp.
 (transportation-road &
 rail).........................     5,451         27,023
Toppan Printing Co., Ltd.
 (business & public
 services).....................     1,000          9,169
Toray Industries, Inc.
 (textiles & apparel)..........    11,000         45,727
Tosoh Corp. (chemicals)........     1,000          2,793
Tostem Inax Holding Corp.
 (building materials &
 components)...................     1,000         17,820
Toto, Ltd. (building materials
 & components).................     2,000         16,646
Toyo Seikan Kaisha, Ltd.
 (miscellaneous materials &
 commodities)..................     1,000         11,689
Toyobo Co., Ltd.
 (textiles & apparel)..........     2,000          4,039
Toyoda Gosei Co., Ltd.
 (automobiles).................       400         11,825
Toyota Industries Corp.
 (machinery & engineering).....       700         12,926
Toyota Motor Corp.
 (automobiles).................     6,200        176,522
Trend Micro, Inc. (business &
 public services) (a)..........     3,000         82,685
Ube Industries, Ltd.
 (miscellaneous materials &
 commodities)..................     3,000          6,440

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                                 -----------------------
JAPAN (CONTINUED)
Uni-Charm Corp.
 (health & personal care)......       600    $    27,998
USS Co., Ltd. (automobiles)....        40          2,842
Wacoal Corp.
 (textiles & apparel)..........     1,000          8,269
West Japan Railway Co.
 (transportation-road &
 rail).........................        10         37,204
Yakult Honsha Co., Ltd.
 (food & household products)...     1,000         15,555
Yamada Denki Co., Ltd.
 (electronic components &
 instruments)..................       100          3,184
Yamanouchi Pharmaceutical Co.,
 Ltd. (health & personal
 care).........................     1,000         25,106
Yamato Transport Co., Ltd.
 (transportation-road &
 rail).........................     3,000         39,869
                                             -----------
                                               6,894,653
                                             -----------
NETHERLANDS (4.2%)
ABN AMRO Holding N.V.
 (banking).....................    12,751        267,556
Corio N.V. (real estate).......       182          6,070
Koninklijke Ahold N.V.
 (real estate) (a).............    89,260        755,408
Koninklijke (Royal) KPN N.V.
 (food & household products)
 (a)...........................     4,601         34,980
Koninklijke (Royal) Philips
 Electronics N.V.
 (multi-industry)..............     5,764        155,388
Koninklijke Vendex KBB N.V.
 (merchandising)...............       335          4,124
Qiagen N.V. (health & personal
 care).........................       200          2,330
Rodamco Europe N.V.
 (real estate).................       243         12,401
Wereldhave N.V. (real
 estate).......................        53          3,333
                                             -----------
                                               1,241,590
                                             -----------
NEW ZEALAND (0.2%)
Auckland International Airport,
 Ltd.
 (transportation-airlines).....       988          4,013
Carter Holt Harvey, Ltd.
 (forest products & paper).....     9,113         10,247
Contact Energy, Ltd.
 (utilities-electric & gas)....     1,566          4,859
Fisher & Paykel Healthcare
 Corp., Ltd. (health & personal
 care).........................       294          2,186
Independent Newspapers, Ltd.
 (broadcasting & publishing)...     1,060          3,094
Sky City Entertainment Group,
 Ltd. (leisure & tourism)......       920          5,060
Telecom Corp. of New Zealand,
 Ltd. (telecommunications).....     8,322         24,749
Tower, Ltd.
 (financial services) (a)......       632            497
Warehouse Group, Ltd. (The)
 (merchandising)...............       582          2,038
                                             -----------
                                                  56,743
                                             -----------


                                  SHARES        VALUE
                                 -----------------------
NORWAY (0.5%)
DnB Holding ASA (banking)......     3,400    $    19,855
Norsk Hydro ASA
 (energy sources)..............        79          4,446
Orkla ASA (multi-industry).....       850         17,818
Petroleum Geo-Services ASA
 (energy sources) (a)..........     7,300          9,909
Schibsted ASA
 (broadcasting & publishing)...       200          3,521
Smedvig ASA Class A
 (energy sources)..............     4,400         30,486
Smedvig ASA Class B
 (energy sources)..............       700          4,009
Statoil ASA (energy sources)...     1,800         16,926
Storebrand ASA (insurance)
 (a)...........................       700          3,900
Tandberg ASA
 (telecommunications) (a)......       500          3,521
Telenor ASA
 (telecommunications)..........     3,200         17,421
                                             -----------
                                                 131,812
                                             -----------
PORTUGAL (0.3%)
Banco Comercial Portugues, S.A.
 Registered (banking)..........    14,392         27,773
Brisa-Auto Estradas de
 Portugal, S.A.
 (transportation-road &
 rail).........................     1,148          7,180
Cimentos de Portugal SGPS, S.A.
 (building materials &
 components)...................       672          2,969
Electricidade de Portugal, S.A
 (utilities-electric & gas)....     7,742         17,550
Jeronimo Martins SGPS, S.A.
 (multi-industry) (a)..........       116          1,092
Portugal Telecom SGPS, S.A.
 Registered
 (telecommunications)..........     4,166         35,015
PT Multimedia-Servicos de
 Telecomunicacoes e Multimedia
 SGPS, S.A.
 (telecommunications) (a)......       193          3,307
Sonae SGPS, S.A.
 (merchandising) (a)...........     6,095          4,180
                                             -----------
                                                  99,066
                                             -----------
SINGAPORE (0.9%)
Capitaland, Ltd. (real
 estate).......................     2,000          1,873
Chartered Semiconductor
 Manufacturing, Ltd.
 (electronic components &
 instruments) (a)..............     4,000          3,929
City Developments, Ltd.
 (real estate).................     4,348         15,110
DBS Group Holdings, Ltd.
 (banking).....................     5,224         42,909
Fraser & Neave, Ltd.
 (beverages & tobacco).........       900          6,359
Haw Par Corp., Ltd.
 (financial services)..........     1,182          2,974
Keppel Corp., Ltd.
 (financial services)..........     1,000          3,418
NatSteel, Ltd.
 (metals-steel)................     1,000          1,183
Neptune Orient Lines, Ltd.
 (transportation-shipping)
 (a)...........................     3,000          3,826

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                                 -----------------------
SINGAPORE (CONTINUED)
Oversea-Chinese Banking Corp.,
 Ltd. (banking)................     5,000    $    34,751
Parkway Holdings, Ltd.
 (health & personal care)......     3,000          1,715
SembCorp Industries, Ltd.
 (multi-industry)..............    20,512         15,552
Singapore Airlines, Ltd.
 (transportation-airlines).....     3,273         22,748
Singapore Exchange, Ltd.
 (financial services)..........     1,000            953
Singapore Press Holdings, Ltd.
 (broadcasting & publishing)...     2,000         22,631
Singapore Telecommunications,
 Ltd. (telecommunications).....    27,258         26,930
SMRT Corp., Ltd.
 (transportation-road &
 rail).........................     5,000          1,766
ST Assembly Test Services, Ltd.
 (electronic components &
 instruments) (a)..............     8,000         10,477
United Overseas Bank, Ltd.
 (banking).....................     4,452         34,778
United Overseas Land, Ltd.
 (multi-industry)..............     1,000          1,103
                                             -----------
                                                 254,985
                                             -----------
SPAIN (12.5%)
Abertis Infraestructuras, S.A.
 (transportation-road &
 rail).........................       387          5,219
Acerinox, S.A.
 (metals-steel)................       211          9,186
Altadis, S.A.
 (beverages & tobacco).........     6,191        150,130
Bami, S.A., Inmobiliaria de
 Construcciones y Terrenos
 (real estate).................    40,057        173,692
Corporacion Mapfre, S.A.
 (insurance)...................    37,127        462,677
Iberia Lineas Aereas de Espana,
 S.A.
 (transportation-airlines).....    37,243         90,920
Industria de Diseno Textil,
 S.A. (merchandising)..........       955         19,728
Inmobiliaria Colonial, S.A.
 (real estate).................    45,038        876,974
Inmobiliaria Urbis, S.A.
 (real estate).................    51,766        433,281
Metrovacesa, S.A. (real
 estate).......................    11,330        322,166
NH Hoteles, S.A.
 (leisure & tourism) (a).......       366          4,208
Promotora de Informaciones,
 S.A. (broadcasting &
 publishing)...................       376          4,170
Sacyr Vallehermoso, S.A.
 (real estate).................    80,823      1,076,744
Telefonica Publicidad e
 Informacion, S.A.
 (broadcasting & publishing)...       633          3,186
Terra Networks, S.A.
 (telecommunications) (a)......     2,236         13,153
TESTA, Inmuebles en Renta, S.A.
 (real estate).................     1,021         12,997
Zeltia, S.A. (health &
 personal care) (a)............       718          5,100
                                             -----------
                                               3,663,531
                                             -----------


                                  SHARES        VALUE
                                 -----------------------
SWEDEN (2.2%)
Assa Abloy AB Series B
 (machinery & engineering).....       400    $     3,948
Atlas Copco AB Series A
 (construction & housing)......       100          3,512
Axfood AB (food &
 household products)...........       100          2,000
Castellum AB (real estate).....       100          1,993
Drott AB Series B (real
 estate).......................       300          4,865
Electrolux AB Series B
 (appliances &
 household durables)...........     1,300         26,664
Eniro AB (broadcasting &
 publishing)...................       600          4,807
Gambro AB Series A
 (health & personal care)......     2,000         14,870
Gambro AB Series B
 (health & personal care)......       800          5,999
Hennes & Mauritz AB Series B
 (merchandising)...............     2,100         44,553
Modern Times Group AB Series B
 (broadcasting & publishing)
 (a)...........................       300          5,634
Nordea AB (financial
 services).....................    12,000         74,453
OMHEX AB (financial services)..       300          3,077
Sandvik AB (machinery &
 engineering)..................       600         17,844
SAS AB
 (transportation-airlines)
 (a)...........................       400          3,512
Securitas AB Series B
 (business & public
 services).....................     1,300         15,998
Skandia Forsakrings AB
 (insurance)...................     3,300         12,099
Skandinaviska Enskilda Banken
 AB Series A (banking).........     2,600         31,330
Skanska AB Series B
 (construction & housing)......     4,600         31,843
SKF AB Series A
 (machinery & engineering).....       100          3,538
Svenska Cellulosa AB Series B
 (forest products & paper).....     1,350         50,966
Svenska Handelsbanken AB Series
 A (banking)...................     1,600         28,202
Swedish Match AB
 (beverages & tobacco).........     1,483         12,072
Tele2 AB Series B
 (telecommunications) (a)......       200         10,063
Telefonaktiebolaget LM Ericsson
 Series B
 (electrical & electronics)
 (a)...........................    64,436        110,686
TeliaSonera AB
 (telecommunications)..........     9,203         40,229
Trelleborg AB Series B
 (industrial components).......       400          5,846
Volvo AB Series A
 (automobiles).................       100          2,686
Volvo AB Series B
 (automobiles).................     2,625         73,357
WM-data AB Series B
 (telecommunications) (a)......     1,000          1,949
                                             -----------
                                                 648,595
                                             -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                                 -----------------------
SWITZERLAND (0.2%)
Kudelski, S.A. Bearer
 (telecommunications)..........       285    $     8,302
Kuoni Reisen Holding AG
 (leisure & tourism)...........        13          4,055
Logitech International, S.A.
 Registered
 (telecommunications) (a)......        36          1,442
Phonak Holding AG
 (health & personal care)......        98          1,861
STMicroelectronics N.V.
 (electronic components &
 instruments)..................        44          1,171
Swisscom AG Registered
 (telecommunications)..........       116         33,749
Synthes-Stratec, Inc.
 (health & personal care)......        17         15,608
Tecan AG
 (health & personal care)......        35          1,258
Unaxis Holding AG Registered
 (electrical & electronics)....        40          5,227
                                             -----------
                                                  72,673
                                             -----------
UNITED KINGDOM (16.7%)
Alliance Unichem PLC
 (health & personal care)......       439          3,993
Amersham PLC
 (health & personal care)......     2,491         31,006
AstraZeneca PLC
 (health & personal care)......       133          6,258
Barclays PLC (banking).........    34,411        290,509
Barratt Developments PLC
 (construction & housing)......       709          5,865
Berkeley Group (The) PLC
 (construction & housing)......       380          4,920
BG Group PLC (energy sources)..    15,299         69,966
Boots Group PLC
 (health & personal care)......     3,383         40,817
BP PLC (energy sources)........    15,659        108,615
BT Group PLC
 (telecommunications)..........    41,111        129,411
Cable & Wireless PLC
 (telecommunication)...........   129,435        299,266
Carnival PLC (leisure &
 tourism)......................     8,097        279,750
Compass Group PLC
 (business & public
 services).....................    26,605        153,727
Debenhams PLC
 (merchandising)...............     1,079          8,542
Enterprise Inns PLC
 (beverages & tobacco).........       508          7,289
George Wimpey PLC (construction
 & housing)....................     1,138          6,286
GlaxoSmithKline PLC
 (health & personal care)......       468         10,022
Great Portland Estates PLC
 (real estate).................     1,787          7,141
Hammerson PLC (real estate)....     2,228         22,477
HBOS PLC (banking).............    25,880        300,832
Hilton Group PLC
 (leisure & tourism)...........    59,336        196,094


                                  SHARES        VALUE
                                 -----------------------
UNITED KINGDOM (CONTINUED)
HSBC Holdings PLC (banking)....    27,569    $   414,265
Liberty International PLC
 (real estate).................     6,123         66,031
Lloyds TSB Group PLC
 (banking).....................    25,252        175,262
LogicaCMG PLC
 (business & public
 services).....................     2,862         14,874
MFI Furniture Group PLC
 (food & household products)...     1,788          4,938
Misys PLC (business &
 public services)..............       394          2,011
MyTravel Group PLC
 (leisure & tourism) (a).......    28,742          8,901
Persimmon PLC
 (construction & housing)......       839          6,585
Rank Group PLC
 (leisure & tourism)...........    73,823        350,767
Reckitt Benckiser PLC (food &
 household products)...........     2,626         55,168
Royal Bank of Scotland Group
 PLC (banking).................    16,421        440,555
RT Group PLC (business & public
 services) (a)(d)..............     3,665            591
Safeway PLC
 (food & household products)...     4,527         22,316
Sage Group PLC (The)
 (business & public
 services).....................     9,089         28,726
Sainsbury (J.) PLC
 (merchandising)...............     8,286         39,792
Shell Transport & Trading Co.
 PLC (energy sources)..........    56,554        352,687
Smith & Nephew PLC
 (health & personal care)......     5,447         43,351
SSL International PLC
 (health & personal care)......     1,110          5,557
Taylor Woodrow PLC
 (construction & housing)......     1,650          6,265
Tesco PLC (merchandising)......    30,128        120,784
Vodafone Group PLC
 (telecommunications)..........   181,336        380,801
Whitbread PLC
 (leisure & tourism)...........    18,740        238,506
William Hill PLC
 (leisure & tourism)...........    26,215        150,139
                                             -----------
                                               4,911,658
                                             -----------
Total Common Stocks
 (Cost $25,342,738)............               27,013,809(f)
                                             -----------
PREFERRED STOCKS (0.7%)
AUSTRALIA (0.2%)
News Corp., Ltd. (The)
 A$0.075
 (broadcasting & publishing)
 (k)...........................     6,376         46,915
                                             -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

PREFERRED STOCKS (CONTINUED)
                                  SHARES        VALUE
                                 -----------------------
GERMANY (0.5%)
Henkel KGaA
 E1.12 (chemicals) (j).........     1,878    $   137,562
ProSiebenSat.1 Media AG
 E0.02 (broadcasting &
 publishing) (k)...............       300          4,569
                                             -----------
                                                 142,131
                                             -----------
Total Preferred Stocks
 (Cost $171,107)...............                  189,046
                                             -----------
RIGHTS (0.0%) (b)

AUSTRALIA (0.0%) (b)
Australia & New Zealand Banking
 Group, Ltd.
 Expire 11/24/03 (banking)
 (a)(g)........................        30             92
                                             -----------
Total Rights
 (Cost $0).....................                       92
                                             -----------
WARRANTS (0.0%) (b)
HONG KONG (0.0%) (b)
Hopewell Highway
 Infrastructure, Ltd. Strike
 Price HK$4.18
 Expire 8/5/06
 (transportation-road & rail)
 (a)(k)........................       870            179
                                             -----------
Total Warrants
 (Cost $0).....................                      179
                                             -----------
SHORT-TERM INVESTMENTS (6.1%)

                                 PRINCIPAL
                                   AMOUNT
                                 ----------
U.S. GOVERNMENT (6.1%)
United States Treasury Bills
 1.10%, due 11/20/03...........  $1,500,000     1,499,345
 1.145%, due 12/4/03 (c).......     300,000       299,757
                                              -----------
Total Short-Term Investments
 (Cost $1,799,102).............                 1,799,102
                                              -----------
Total Investments
 (Cost $27,312,947) (h)........        98.9%   29,002,228(i)
Cash and Other Assets, Less
 Liabilities...................         1.1       325,225
                                 ----------   -----------
Net Assets.....................       100.0%  $29,327,453
                                 ==========   ===========

FUTURES CONTRACTS (0.0%) (b)

                               CONTRACTS        UNREALIZED
                                  LONG      APPRECIATION(J)(J)
                               -------------------------------
FRANCE (0.0%) (b)
Euro, CAC 40 Index,
 November 2003...............          26      $     8,499
                                               -----------
GERMANY (0.0%) (b)
Euro, IBEX 35 Index, November
 2003........................           4            5,032
                                               -----------
Total Futures Contracts
 (Settlement Value
 $1,352,906) (e).............                  $    13,531
                                               ===========

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated or partially segregated as collateral for futures contracts.
(d) Fair valued security.
(e) Security primarily trades on the London Exchange.
(f) The combined market value of common stocks and settlement value of Index futures contracts represents 96.7% of net assets.
(g) Each right entitles the holder to purchase one share of Australia & New Zealand Banking Group, Ltd. common stock at an exercise price of A$13.00.
(h) The cost for federal income tax purposes is $27,369,187.
(i) At October 31, 2003 net unrealized appreciation for securities was $1,633,041, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,219,553 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,586,512.
(j) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2003.
(k) The following abbreviations are used in the above portfolio:
    A$ -Australian Dollar
    E -Euro
    HK$-Hong Kong Dollar

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

The table below sets forth the diversification of International Broad Market Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                   VALUE      PERCENT +
                                -----------------------
Aerospace & Military
  Technology.................   $     6,822       0.0%*
Appliances & Household
  Durables...................        60,329       0.2
Automobiles..................       451,250       1.5
Banking......................     4,956,925      16.9
Beverages & Tobacco..........       394,712       1.4
Broadcasting & Publishing....       264,274       0.9
Building Materials &
  Components.................       169,955       0.6
Business & Public Services...       905,776       3.1
Chemicals....................     1,204,183       4.1
Construction & Housing.......       152,034       0.5
Data Processing &
  Reproduction...............         3,281       0.0*
Electrical & Electronics.....       728,941       2.5
Electronic Components &
  Instruments................       156,211       0.5
Energy Equipment & Services..        12,770       0.0*
Energy Sources...............       775,583       2.6
Financial Services...........       402,540       1.4
Food & Household Products....       383,094       1.3
Forest Products & Paper......       195,964       0.7
Gold Mines...................        22,166       0.1
Health & Personal Care.......       996,897       3.4
Industrial Components........       225,932       0.8
Insurance....................       727,707       2.5
Leisure & Tourism............     1,259,783       4.3
Machinery & Engineering......       209,396       0.7
Merchandising................     2,475,980       8.5
Metals-Non Ferrous...........       137,562       0.5
Metals-Steel.................       120,991       0.4
Miscellaneous-Materials &
  Commodities................       130,710       0.5
Multi-Industry...............       427,781       1.5
Real Estate..................     5,315,284      18.1
Recreation & Other Consumer
  Goods......................       318,486       1.1
Telecommunications...........     1,583,233       5.4
Textiles & Apparel...........       127,608       0.4
Transportation-Airlines......       185,717       0.6
Transportation-Road & Rail...       236,826       0.8
Transportation-Shipping......        95,476       0.3
U.S. Government..............     1,799,102       6.1
Utilities-Electric & Gas.....     1,170,313       4.0
Wholesale & International
  Trade......................       210,634       0.7
                                -----------   -------
                                 29,002,228      98.9
Cash and Other Assets,
  Less Liabilities...........       325,225       1.1
                                -----------     -----
Net Assets...................   $29,327,453     100.0%
                                ===========     =====

------------
+ Percentages indicated are based on Fund net assets.
* Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2003

ASSETS:
 Investment in securities, at value (identified
   cost $27,312,947)...............................  $29,002,228
 Cash denominated in foreign currencies (identified
   cost $39,470)...................................       39,580
 Cash..............................................      183,388
 Deposit with broker for futures contracts.........       36,108
 Receivables:
   Dividends and interest..........................      122,826
   Fund shares sold................................       14,660
   Manager.........................................        7,304
 Other assets......................................        5,467
                                                     -----------
       Total assets................................   29,411,561
                                                     -----------
LIABILITIES:
 Payables:
   Custodian.......................................       38,628
   Professional....................................       24,785
   Transfer agent..................................        5,084
   Variation margin on futures contracts...........        3,356
   Directors.......................................          745
 Accrued expenses..................................       11,510
                                                     -----------
       Total liabilities...........................       84,108
                                                     -----------
 Net assets........................................  $29,327,453
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     3,656
   Service Class...................................           49
 Additional paid-in capital........................   36,043,656
 Accumulated undistributed net investment income...      360,454
 Accumulated net realized loss on investments,
   futures contracts and foreign currency
   transactions....................................   (8,798,860)
 Net unrealized appreciation on investments and
   futures contracts...............................    1,702,812
 Net unrealized appreciation on translation of
   other assets and liabilities in foreign
   currencies......................................       15,686
                                                     -----------
 Net assets........................................  $29,327,453
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $28,940,693
                                                     ===========
 Shares of capital stock outstanding...............    3,655,981
                                                     ===========
 Net asset value per share outstanding.............  $      7.92
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $   386,760
                                                     ===========
 Shares of capital stock outstanding...............       49,092
                                                     ===========
 Net asset value per share outstanding.............  $      7.88
                                                     ===========

STATEMENT OF OPERATIONS
For the year ended October 31, 2003

INVESTMENT INCOME:
 Income:
   Dividends (a)....................................  $   586,476
   Interest.........................................       22,790
                                                      -----------
       Total income.................................      609,266
                                                      -----------
 Expenses:
   Manager..........................................      248,698
   Custodian........................................      205,054
   Professional.....................................       35,341
   Portfolio pricing................................       33,998
   Transfer agent...................................       32,160
   Registration.....................................       30,827
   Directors........................................       12,622
   Shareholder communication........................        3,675
   Service--Service Class...........................        1,099
   Miscellaneous....................................       19,777
                                                      -----------
       Total expenses before reimbursement..........      623,251
   Expense reimbursement from Manager...............     (376,069)
                                                      -----------
       Net expenses.................................      247,182
                                                      -----------
 Net investment income..............................      362,084
                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss from:
   Security transactions............................   (4,098,478)
   Futures transactions.............................     (138,234)
   Foreign currency transactions....................     (188,897)
                                                      -----------
 Net realized loss on investments and foreign
   currency transactions............................   (4,425,609)
                                                      -----------
 Net change in unrealized appreciation
   (depreciation) on investments:
   Security transactions............................    8,952,938
   Futures transactions.............................       13,478
   Translation of other assets and liabilities in
     foreign currencies.............................       38,127
                                                      -----------
 Net unrealized gain on investments and foreign
   currency transactions............................    9,004,543
                                                      -----------
 Net realized and unrealized gain on investments and
   foreign currency transactions....................    4,578,934
                                                      -----------
 Net increase in net assets resulting from
   operations.......................................  $ 4,941,018
                                                      ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $70,790.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

INTERNATIONAL BROAD MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2003 and October 31, 2002

                                                                  2003           2002
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $    362,084   $    295,867
    Net realized loss on investments, futures contracts and
     foreign currency transactions..........................    (4,425,609)    (4,321,134)
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........     9,004,543       (271,628)
                                                              ------------   ------------
    Net increase (decrease) in net assets resulting from
     operations.............................................     4,941,018     (4,296,895)
                                                              ------------   ------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................      (189,840)      (196,509)
      Service Class.........................................        (1,671)        (1,510)
    From net realized gain on investments and foreign
     currency transactions:
      No-Load Class.........................................            --        (65,502)
      Service Class.........................................            --           (908)
                                                              ------------   ------------
        Total dividends and distributions to shareholders...      (191,511)      (264,429)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    53,732,966     92,311,313
      Service Class.........................................     1,732,363      1,848,491
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................       128,123        174,832
      Service Class.........................................         1,671          2,415
                                                              ------------   ------------
                                                                55,595,123     94,337,051
    Cost of shares redeemed*:
      No-Load Class.........................................   (54,529,746)   (94,318,273)
      Service Class.........................................    (2,107,675)    (1,514,509)
                                                              ------------   ------------
      Decrease in net assets derived from capital share
       transactions.........................................    (1,042,298)    (1,495,731)
                                                              ------------   ------------
      Net increase (decrease) in net assets.................     3,707,209     (6,057,055)
NET ASSETS:
  Beginning of year.........................................    25,620,244     31,677,299
                                                              ------------   ------------
  End of year...............................................  $ 29,327,453   $ 25,620,244
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    year....................................................  $    360,454   $    171,698
                                                              ============   ============

------------
* Cost of shares redeemed net of redemption fee in the amount of $138,409 for the year ended October 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                      NO-LOAD CLASS
                                       ----------------------------------------------------------------------------
                                                                                        JANUARY 1
                                                  YEAR ENDED OCTOBER 31                  THROUGH        YEAR ENDED
                                       -------------------------------------------     OCTOBER 31,     DECEMBER 31,
                                        2003        2002        2001        2000          1999*            1998
                                       -------     -------     -------     -------     -----------     ------------
Net asset value at beginning of
 period...........................     $  6.63     $  8.00     $ 11.22     $ 12.59       $ 11.27         $ 10.24
                                       -------     -------     -------     -------       -------         -------
Net investment income.............        0.09(a)     0.08(a)     0.08(a)     0.11          0.11            0.11
Net realized and unrealized gain
 (loss) on investments............        1.25       (1.37)      (2.87)      (0.37)         1.39            1.84
Net realized and unrealized gain
 (loss) on foreign currency
 transactions.....................       (0.04)      (0.01)      (0.01)      (0.05)        (0.11)           0.00(b)
                                       -------     -------     -------     -------       -------         -------
Total from investment
 operations.......................        1.30       (1.30)      (2.80)      (0.31)         1.39            1.95
                                       -------     -------     -------     -------       -------         -------
Less dividends and distributions:
From net investment income........       (0.05)      (0.05)      (0.02)        --          (0.01)          (0.20)
From net realized gain on
 investments and foreign currency
 transactions.....................          --       (0.02)      (0.40)      (1.06)        (0.06)          (0.72)
                                       -------     -------     -------     -------       -------         -------
Total dividends and
 distributions....................       (0.05)      (0.07)      (0.42)      (1.06)        (0.07)          (0.92)
                                       -------     -------     -------     -------       -------         -------
Redemption fee (a)................        0.04         --          --          --            --              --
                                       -------     -------     -------     -------       -------         -------
Net asset value at end of
 period...........................     $  7.92     $  6.63     $  8.00     $ 11.22       $ 12.59         $ 11.27
                                       =======     =======     =======     =======       =======         =======
Total investment return...........       20.35%     (16.43%)    (25.84%)     (3.52%)       12.31%(c)       19.15%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income............        1.39%       0.96%       0.79%       0.78%         1.14%+          0.90%
 Net expenses.....................        0.94%       0.94%       0.94%       0.95%(d)      0.94%+          0.94%
 Expenses (before
   reimbursement).................        2.38%       1.71%       1.44%       1.29%         1.32%+          1.38%
Portfolio turnover rate...........         301%         47%          1%         11%           19%             24%
Net assets at end of period (in
 000's)...........................     $28,941     $24,925     $31,254     $68,513       $67,582         $65,087

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Less than one cent per share.
(c) Total return is not annualized.
(d) The effect of non-reimbursable interest expense on the expense ratio was 0.01%.
(e) Performance results include gains from capital share transactions.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                      SERVICE CLASS
    ---------------------------------------------------------------------------------
                                                         JANUARY 1
                YEAR ENDED OCTOBER 31                     THROUGH         YEAR ENDED
    ----------------------------------------------      OCTOBER 31,      DECEMBER 31,
     2003         2002         2001         2000           1999*             1998
    -------      -------      -------      -------      -----------      ------------
    $  6.60      $  7.91      $ 11.13      $ 12.51        $ 11.22          $ 10.20
    -------      -------      -------      -------        -------          -------
       0.07(a)      0.05(a)      0.05(a)      0.09           0.09             0.08
       1.24        (1.30)       (2.86)       (0.36)          1.38             1.83
      (0.04)       (0.01)       (0.01)       (0.05)         (0.11)            0.00(b)
    -------      -------      -------      -------        -------          -------
       1.27        (1.26)       (2.82)       (0.32)          1.36             1.91
    -------      -------      -------      -------        -------          -------
      (0.03)       (0.03)         --           --           (0.01)           (0.17)
         --        (0.02)       (0.40)       (1.06)         (0.06)           (0.72)
    -------      -------      -------      -------        -------          -------
      (0.03)       (0.05)       (0.40)       (1.06)         (0.07)           (0.89)
    -------      -------      -------      -------        -------          -------
       0.04           --          --           --             --               --
    -------      -------      -------      -------        -------          -------
    $  7.88      $  6.60      $  7.91      $ 11.13        $ 12.51          $ 11.22
    =======      =======      =======      =======        =======          =======
      19.93%      (16.09%)(e)  (26.20%)      (3.63%)        12.08%(c)        18.83%
       1.14%        0.71%        0.54%        0.53%          0.89%+           0.65%
       1.19%        1.19%        1.19%        1.20%(d)       1.19%+           1.19%
       2.63%        1.96%        1.69%        1.54%          1.57%+           1.63%
        301%          47%           1%          11%            19%              24%
    $   387      $   695      $   423      $   576        $   549          $   499

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse International Equity Fund
--------------------------------------------------------------------------------

For the year ended October 31, 2003, international stock markets generally showed strong performance both in U.S. dollars and local currency terms. Overall, the global markets have surged in tandem since March of 2003 as some economic data has suggested that the worst is over and that recovery is just around the corner. In Europe, business expectations are improving, but activity and demand provide no discernible signs of recovery. Business-sentiment indicators are rising moderately. Consumer confidence remains stuck at low levels. Foreign currencies gained considerably against the U.S. dollar, particularly the euro and Japanese yen.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2003, Eclipse International Equity Fund returned 20.05% for No-Load Class shares and 19.72% for Service Class shares. Both share classes underperformed the 24.51% return of the average Lipper(1) international fund over the same period. Both share classes also underperformed the 27.03% return of the Morgan Stanley Capital International EAFE Index(2) for the 12 months ended October 31, 2003.

The Fund's underperformance resulted from its being underweighted in high-beta market segments such as information technology and insurance. Although high-beta companies were particularly strong in the 12 months ended October 31, 2003, all the companies in the Fund's portfolio continue to perform well operationally.

STRATEGIC POSITIONING

The Fund uses a bottom-up stock-by-stock selection process to select securities for the portfolio. This process often leads us to out-of-favor companies with quality brands. The Fund's country, sector, and market capitalization weightings were the result of individual stock selection and do not reflect predetermined target allocations. The Fund's bottom-up selection process has resulted in overweighted positions in the consumer staples and utilities sectors and underweighted positions in telecom services, health care, energy, and basic materials. Generally speaking, we found more compelling investment potential in Europe. As a result the portfolio was underweighted in Japanese stocks relative to the MSCI EAFE Index at the end of the reporting period. The Fund continued to seek profit from new technologies, from trends among affluent consumers, and from corporate restructurings and turnovers.

STRONG AND WEAK PERFORMERS

Among the leading contributors to performance in the year ended October 31, 2003, was Deutsche Boerse. This company provides a securities-exchange platform through the German Exchange, derivatives trading on the Eurex, and clearing services through its subsidiary Clearstream. As the markets have risen and volume has increased in the equity and derivatives markets, Deutsche Boerse continued to surprise the market operationally. Despite some uncertainty surrounding debate over a new European Union investment directive, we believe the new directive will not adversely affect the company.

Another positive contributor was Iberdrola, a Spanish utility. The company is in the middle of a five-year investment plan that involves divesting noncore assets and reinvesting in cleaner, more efficient electricity generation to satisfy faster-than-average growth in demand. Midway through the refocus, the company appears to be well on its way

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

toward becoming the most profitable utility in Europe. Due to its superior performance, the company increased its dividend more than expected.

A third positive contributor, Synthes-Stratec develops, manufactures and sells products used in orthopedic trauma surgery. In August 2003, the company announced an acquisition of closely held Mathys. A new-product rollout cycle should allow the company to grow earnings at a high double-digit rate in the foreseeable future.

Another large holding, Canon, the well-known copier and printer company, has surprised analysts by continuing to perform well in a relatively challenging environment.

One stock that detracted substantially from performance for the Fund's fiscal year was Rentokil Initial, which offers services such as hygiene, security, and pest control. Fundamentally the firm continues to do well. The stock underperformed as investors rotated out of defensive issues. Earnings rose 7.6% in the first half of 2003, and Rentokil Initial stated that it expects good underlying organic growth in sales and profits to allow the company to continue its share-buyback program.

Another stock that detracted from performance during the reporting period was Hongkong Electric, the generator and supplier of electricity in Hong Kong. The company is a fully regulated monopoly with a 5.5% dividend yield. The underperformance resulted from uncertainty regarding tariffs in an upcoming regulatory review. We believe the risk-adjusted returns remain attractive and the Fund continues to own the stock.

We initiated a new position in Man Group, a United Kingdom financial-services firm.

We reduced the Fund's position in Nintendo, a manufacturer and marketer of home-use games, including Gamecube and Gameboy systems. The company failed to meet sales expectations for the current generation of the in-home game system Gamecube.

LOOKING AHEAD

While the world economy has improved, we believe that a large portion of the market already reflects the change. We remain concerned that valuations in a number of industries may have surpassed what is justified by the magnitude of the recovery in earnings or in the world economy. We take a cautious view and remain underweighted in high-beta sectors such as media and technology.

As always, we remain alert for selective opportunities in stocks and will continue to take advantage of sell-offs to accumulate positions in solid franchises that are undergoing temporary difficulty.

Whatever the markets or the world economy may bring, the Fund will continue to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities.

RUPAL BHANSALI
Portfolio Manager
MacKay Shields LLC

                 $10,000 INVESTED IN
ECLIPSE INTERNATIONAL EQUITY FUND VERSUS
MSCI EAFE INDEX


                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES LINE GRAPH]

                                                             ECLIPSE INTERNATIONAL EQUITY FUND           MSCI EAFE INDEX
                                                             ---------------------------------           ---------------
10/31/93                                                                  $10,000                            $10,000
94                                                                        $10,607                            $11,009
95                                                                        $10,337                            $10,968
96                                                                        $11,978                            $12,117
97                                                                        $13,037                            $12,678
98                                                                        $14,676                            $13,901
99                                                                        $17,988                            $17,103
00                                                                        $16,290                            $16,607
01                                                                        $13,603                            $12,467
02                                                                        $13,667                            $10,820
10/31/03                                                                  $16,407                            $13,745

                 $10,000 INVESTED IN
ECLIPSE INTERNATIONAL EQUITY FUND VERSUS
MSCI EAFE INDEX


                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                             ECLIPSE INTERNATIONAL EQUITY FUND           MSCI EAFE INDEX
                                                             ---------------------------------           ---------------
10/31/93                                                                  $10,000                            $10,000
94                                                                        $10,575                            $11,009
95                                                                        $10,273                            $10,968
96                                                                        $11,863                            $12,117
97                                                                        $12,832                            $12,678
98                                                                        $14,416                            $13,901
99                                                                        $17,632                            $17,103
00                                                                        $15,935                            $16,607
01                                                                        $13,288                            $12,467
02                                                                        $13,319                            $10,820
10/31/03                                                                  $15,946                            $13,745

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/93.

                                                                         AVERAGE ANNUAL TOTAL RETURNS(1,2)
                  PERFORMANCE                                                 AS OF OCTOBER 31, 2003
----------------------------------------------------------------------------------------------------------
                                                                         ONE YEAR   FIVE YEARS   10 YEARS
----------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund No-Load
 Class(1)                                                                  20.05%      2.25%       5.08%
Eclipse International Equity Fund Service
 Class(1,2)                                                                19.72       2.04        4.78
Average Lipper international fund(3)                                       24.51       0.91        4.19
MSCI EAFE Index(4)                                                         27.03      -0.22        3.23

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

Year ended December 31, 1994                                                      8.36
Year ended December 31, 1995                                                      7.17
Year ended December 31, 1996                                                     12.09
Year ended December 31, 1997                                                      5.44
Year ended December 31, 1998                                                     22.41
10 months ended October 31, 1999                                                 11.23
Year ended October 31, 2000                                                      -9.44
Year ended October 31, 2001                                                     -16.49
Year ended October 31, 2002                                                       0.47
Year ended October 31, 2003                                                      20.05

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.
1. Shares of the Fund were first offered on 1/1/95. Performance includes the historical performance of the Fund's predecessor separate account from its inception on 7/31/92 through 12/31/94. Performance for the period prior to 1/1/95 was calculated using the separate account's expense structure, which was generally higher than the expense structure of the Fund.

2. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

4. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE INTERNATIONAL EQUITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2003

COMMON STOCKS (93.6%)+
                                  SHARES        VALUE
                                -----------------------
AUSTRALIA (0.6%)
Australian Gas Light Co., Ltd.
 (energy sources).............       6,400   $    48,590
Cochlear Ltd. (health &
 personal care)...............       8,100       181,042
                                             -----------
                                                 229,632
                                             -----------
BELGIUM (2.8%)
Electrabel, S.A.
 (utilities-electrical &
 gas).........................       3,546       980,677
                                             -----------
BERMUDA (0.5%)
XL Capital Ltd. Class A
 (insurance)..................       2,500       173,750
                                             -----------
DENMARK (1.9%)
Danske Bank A/S (banking).....      33,462       675,043
                                             -----------
FRANCE (1.7%)
BNP Paribas, S.A. (banking)...      10,093       530,337
Dexia, S.A. (business & public
 services)....................       5,300        83,423
                                             -----------
                                                 613,760
                                             -----------
GERMANY (9.5%)
BASF AG (chemicals)...........       2,100        96,429
Bayerische Motoren Werke AG
 (automobiles)................      31,234     1,252,679
Deutsche Boerse AG (financial
 services)....................      23,085     1,284,118
Schering AG (health & personal
 care)........................      15,655       736,147
                                             -----------
                                               3,369,373
                                             -----------
HONG KONG (3.0%)
Hongkong Electric Holdings,
 Ltd. (utilities-electrical &
 gas).........................     278,400     1,086,254
                                             -----------
INDIA (1.3%)
HDFC Bank Ltd. ADR (banking)
 (b)..........................       6,715       173,851
ITC, Ltd. GDR (beverages &
 tobacco) (a)(c)..............      15,500       297,106
                                             -----------
                                                 470,957
                                             -----------
IRELAND (3.9%)
Anglo Irish Bank Corp. PLC
 (banking)....................      10,900       130,894
Bank of Ireland (banking).....      79,372       978,984
iShares DJ Euro STOXX 50
 (financial services) (d).....       8,800       264,446
                                             -----------
                                               1,374,324
                                             -----------
ITALY (4.5%)
Eni S.p.A. (energy sources)...      26,600       422,401
Eni S.p.A. ADR (energy
 sources) (b).................         800        63,600

                                  SHARES        VALUE
                                -----------------------

ITALY (CONTINUED)
Riunione Adriatica di Sicurta
 S.p.A. (insurance)...........       5,600   $    87,495
Snam Rete Gas S.p.A.
 (utilities-electric & gas)...     271,216     1,021,535
                                             -----------
                                               1,595,031
                                             -----------
JAPAN (9.6%)
Canon, Inc. (data processing &
 reproduction)................      11,000       532,315
Canon, Inc. ADR (data
 processing & reproduction)
 (b)..........................      12,811       627,098
FANUC, Ltd. (electronic
 components & instruments)....       1,900       114,240
Murata Manufacturing Co., Ltd.
 (electronic components &
 instruments).................       4,200       238,777
Nintendo Co., Ltd. (recreation
 & other consumer goods)......       8,500       656,433
Nitto Denko Corp.
 (chemicals)..................       4,300       225,688
Nomura Research Institute,
 Ltd. (business & public
 services)....................       1,200       120,617
Secom Co., Ltd. (business &
 public services).............       2,200        86,051
Takeda Chemical Industries,
 Ltd. (health & personal
 care)........................      23,700       838,614
                                             -----------
                                               3,439,833
                                             -----------
NETHERLANDS (11.1%)
Euronext N.V. (financial
 services)....................      40,937     1,001,754
Reed Elsevier N.V.
 (broadcasting & publishing)..      64,961       723,455
Royal Dutch Petroleum Co.
 (utilities electrical &
 gas).........................      15,600       692,328
TPG N.V. (business & public
 services)....................      71,906     1,550,608
                                             -----------
                                               3,968,145
                                             -----------
SINGAPORE (0.7%)
Venture Corp. Ltd. (electrical
 & electronics)...............      23,900       259,462
                                             -----------
SPAIN (5.5%)
Banco Popular Espanol, S.A.
 (banking)....................      23,505     1,222,228
Iberdrola, S.A.
 (utilities-electric & gas)...      31,064       518,206
Indra Sistemas, S.A. (business
 & public services)...........      18,100       203,679
                                             -----------
                                               1,944,113
                                             -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2003

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                                -----------------------
SWEDEN (1.7%)
Autoliv, Inc. (automobiles)...       5,300   $   175,536
Hennes & Mauritz AB
 (merchandising)..............       4,200        89,105
Sandvik AB (machinery &
 engineering).................       8,816       262,191
Svenska Handelsbanken AB Class
 A (banking)..................       4,900        86,369
                                             -----------
                                                 613,201
                                             -----------
SWITZERLAND (10.8%)
Credit Suisse Group ADR
 (banking) (b)................       7,700       271,656
Nestle, S.A. Registered (food
 & household products)........       5,414     1,191,984
Novartis AG ADR (health &
 personal care) (b)...........      13,700       525,669
Novartis AG Registered (health
 & personal care).............       4,952       188,757
Syngenta AG (chemicals).......       4,900       262,549
Synthes-Stratec, Inc. (health
 & personal care).............         300       275,434
UBS AG Registered (banking)...      16,244       997,497
UBS AG Registered (banking)
 (e)..........................       2,303       141,266
                                             -----------
                                               3,854,812
                                             -----------
UNITED KINGDOM (22.4%)
BP PLC ADR (utilities-electric
 & gas) (b)...................       1,500        63,570
Capita Group PLC (business &
 public services).............       7,900        33,146
Diageo PLC (beverages &
 tobacco).....................      96,775     1,138,881
Diageo PLC ADR (beverages &
 tobacco) (b).................       3,086       147,542
Exel PLC
 (transportation-shipping)....      51,181       657,900
Lloyds TSB Group PLC
 (banking)....................     118,156       820,064
Lloyds TSB Group PLC ADR
 (banking) (b)................       8,745       246,784
Man Group PLC (financial
 services)....................      12,500       307,784
Provident Financial PLC
 (financial services).........      24,200       265,493
Reckitt Benckiser PLC (food &
 household products)..........      57,182     1,201,292
Rentokil Initial PLC (business
 & public services)...........     365,890     1,390,808
Royal Bank of Scotland Group
 PLC (banking)................           1            27
Scottish & Southern Energy PLC
 (utilities-electric & gas)...      21,890       228,449
Tesco PLC (merchandising).....     366,157     1,467,939
                                             -----------
                                               7,969,679
                                             -----------

                                  SHARES        VALUE
                                -----------------------

UNITED STATES (2.1%)
AFLAC, Inc. (insurance).......       5,390   $   196,627
iShares MSCI United Kingdom
 Index Fund (financial
 services) (d)................      38,000       549,860
                                             -----------
                                                 746,487
                                             -----------
Total Common Stocks
 (Cost $30,089,424)...........                33,364,533
                                             -----------
PREFERRED STOCK (3.1%)

GERMANY (3.1%)
Porsche AG
 E1.53 (automobiles) (i)......       2,265     1,111,152
                                             -----------
Total Preferred Stock
 (Cost $873,731)..............                 1,111,152
                                             -----------
WARRANTS (0.9%)

IRELAND (0.9%)
Ryanair Holdings PLC
 Strike Price E0.000001
 Expire 3/21/08
 (transportation-airlines)
 (f)(i).......................      35,952       311,283
                                             -----------
Total Warrants
 (Cost $252,297)..............                   311,283
                                             -----------

SHORT-TERM INVESTMENT (2.8%)
                                PRINCIPAL
                                  AMOUNT
                                ----------
COMMERCIAL PAPER (2.8%)
UNITED STATES (2.8%)
UBS Finance Delaware LLC
 1.03%, due 11/3/03
 (financial services).........  $1,005,000     1,004,943
                                             -----------
Total Short-Term Investment
 (Cost $1,004,943)............                 1,004,943
                                             -----------
Total Investments
 (Cost $32,220,395) (g).......       100.4%   35,791,911(h)
Liabilities in Excess of
 Cash and Other Assets........        (0.4)     (140,061)
                                ----------   -----------
Net Assets....................       100.0%  $35,651,850
                                ==========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                  ECLIPSE FUNDS

------------
(a) May be sold to institutional investors only.
(b) ADR--American Depositary Receipt.
(c) GDR--Global Depositary Receipt.
(d) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e) Security primarily trades on the New York Stock Exchange.
(f) Non-income producing security.
(g) The cost for federal income tax purposes is $32,341,684.
(h) At October 31, 2003 net unrealized appreciation for securities was $3,450,227, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,907,193 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $456,966.
(i) The following abbreviation is used in the above portfolio:
    E-Euro

The table below sets forth the diversification of International Equity Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                   VALUE      PERCENT +
                                -----------------------
Automobiles..................   $ 2,539,367       7.1%
Banking......................     6,275,000      17.6
Beverages & Tobacco..........     1,583,529       4.5
Broadcasting & Publishing....       723,455       2.0
Business & Public Services...     3,468,332       9.7
Chemicals....................       584,666       1.6
Data Processing &
  Reproduction...............     1,159,413       3.3
Electrical & Electronics.....       259,462       0.7
Electronic Components &
  Instruments................       353,017       1.0
Energy Sources...............       534,591       1.5
Financial Services...........     4,678,398      13.1
Food & Household Products....     2,393,276       6.7
Health & Personal Care.......     2,745,663       7.7
Insurance....................       457,872       1.3
Machinery & Engineering......       262,191       0.7
Merchandising................     1,557,044       4.4
Recreation & Other Consumer
  Goods......................       656,433       1.8
Transportation-Airlines......       311,283       0.9
Transportation-Shipping......       657,900       1.9
Utilities-Electric & Gas.....     4,591,019      12.9
                                -----------   -------
                                 35,791,911     100.4
Liabilities in Excess of
  Cash and Other Assets......      (140,061)     (0.4)
                                -----------   -------
Net Assets...................   $35,651,850     100.0%
                                ===========     =====

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2003


ASSETS:
 Investment in securities, at value (identified
   cost $32,220,395)...............................  $35,791,911
 Cash denominated in foreign currencies (identified
   cost $45,602)...................................       45,044
 Cash..............................................          436
 Receivables:
   Investment securities sold......................      225,840
   Dividends and interest..........................      168,323
   Fund shares sold................................      149,139
 Unrealized appreciation on foreign currency
   forward contracts...............................      110,558
 Other assets......................................        4,157
                                                     -----------
       Total assets................................   36,495,408
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................      762,661
   Manager.........................................       17,169
   Custodian.......................................       10,289
   Transfer agent..................................        5,417
   Fund shares redeemed............................        1,438
   Directors.......................................          764
 Accrued expenses..................................       34,523
 Unrealized depreciation on foreign currency
   forward contracts...............................       11,297
                                                     -----------
       Total liabilities...........................      843,558
                                                     -----------
 Net assets........................................  $35,651,850
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     2,828
   Service Class...................................          748
 Additional paid-in capital........................   38,084,312
 Accumulated undistributed net investment income...      464,673
 Accumulated net realized loss on investments and
   foreign currency transactions...................   (6,587,315)
 Net unrealized appreciation on investments........    3,571,516
 Net unrealized appreciation on translation of
   other assets and liabilities in foreign
   currencies and foreign currency forward
   contracts.......................................      115,088
                                                     -----------
 Net assets........................................  $35,651,850
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $28,276,550
                                                     ===========
 Shares of capital stock outstanding...............    2,827,588
                                                     ===========
 Net asset value per share outstanding.............  $     10.00
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $ 7,375,300
                                                     ===========
 Shares of capital stock outstanding...............      748,014
                                                     ===========
 Net asset value per share outstanding.............  $      9.86
                                                     ===========

STATEMENT OF OPERATIONS
For the year ended October 31, 2003


INVESTMENT INCOME:
 Income:
   Dividends (a)....................................  $  636,534
   Interest.........................................      11,322
                                                      ----------
       Total income.................................     647,856
                                                      ----------
 Expenses:
   Manager..........................................     208,012
   Custodian........................................      58,191
   Registration.....................................      34,266
   Transfer agent...................................      34,042
   Professional.....................................      32,290
   Portfolio pricing................................      24,971
   Directors........................................      11,227
   Service--Service Class...........................       7,476
   Shareholder communication........................       3,615
   Miscellaneous....................................      15,892
                                                      ----------
       Total expenses before
        reimbursement...............................     429,982
   Expense reimbursement from Manager...............    (170,444)
                                                      ----------
       Net expenses.................................     259,538
                                                      ----------
 Net investment income..............................     388,318
                                                      ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain from:
   Security transactions............................   1,024,793
   Foreign currency transactions....................      76,141
                                                      ----------
 Net realized gain on investments and foreign
   currency transactions............................   1,100,934
                                                      ----------
 Net change in unrealized appreciation on
   investments:
   Security transactions............................   3,269,100
   Translation of other assets and liabilities in
     foreign currencies and foreign currency forward
     contracts......................................      99,733
                                                      ----------
 Net unrealized gain on investments and foreign
   currency transactions............................   3,368,833
                                                      ----------
 Net realized and unrealized gain on investments and
   foreign currency transactions....................   4,469,767
                                                      ----------
 Net increase in net assets resulting from
   operations.......................................  $4,858,085
                                                      ==========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $71,160.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2003 and October 31, 2002

                                                                  2003           2002
                                                              ------------   ------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    388,318   $    271,948
    Net realized gain (loss) on investments and foreign
     currency transactions..................................     1,100,934     (1,609,868)
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........     3,368,833      1,799,246
                                                              ------------   ------------
    Net increase in net assets resulting from operations....     4,858,085        461,326
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................      (311,093)      (522,419)
      Service Class.........................................        (3,935)        (6,826)
                                                              ------------   ------------
        Total dividends to shareholders.....................      (315,028)      (529,245)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    41,955,566     65,771,617
      Service Class.........................................     7,063,780      1,729,409
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................       298,706        522,419
      Service Class.........................................         3,935          6,826
                                                              ------------   ------------
                                                                49,321,987     68,030,271
    Cost of shares redeemed*:
      No-Load Class.........................................   (39,471,080)   (64,736,044)
      Service Class.........................................      (931,300)    (1,802,152)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................     8,919,607      1,492,075
                                                              ------------   ------------
      Net increase in net assets............................    13,462,664      1,424,156
NET ASSETS:
  Beginning of year.........................................    22,189,186     20,765,030
                                                              ------------   ------------
  End of year...............................................  $ 35,651,850   $ 22,189,186
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    year....................................................  $    464,673   $    314,996
                                                              ============   ============

------------
* Cost of shares redeemed net of redemption fee in the amount of $104,394 for the year ended October 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                        NO-LOAD CLASS
                                          --------------------------------------------------------------------------
                                                                                          JANUARY 1
                                                     YEAR ENDED OCTOBER 31                 THROUGH       YEAR ENDED
                                          --------------------------------------------   OCTOBER 31,    DECEMBER 31,
                                             2003         2002       2001       2000        1999*           1998
                                          -----------   --------   --------   --------   ------------   ------------
Net asset value at beginning of
 period.................................   $   8.48     $   8.65   $  11.44   $  13.10     $  11.81       $   9.93
                                           --------     --------   --------   --------     --------       --------
Net investment income...................       0.14(a)      0.11(a)     0.07(a)     0.05       0.10           0.13
Net realized and unrealized gain (loss)
 on investments.........................       1.44        (0.03)     (1.85)     (0.81)        1.30           2.12
Net realized and unrealized gain (loss)
 on foreign currency transactions.......       0.05        (0.03)      0.09      (0.37)       (0.08)         (0.03)
                                           --------     --------   --------   --------     --------       --------
Total from investment operations........       1.63         0.05      (1.69)     (1.13)        1.32           2.22
                                           --------     --------   --------   --------     --------       --------
Less dividends and distributions:
From net investment income and net
 realized gain on foreign currency
 transactions...........................      (0.15)       (0.22)       --         --         (0.03)         (0.34)
From net realized gain on investments...         --          --       (1.10)     (0.53)         --             --
                                           --------     --------   --------   --------     --------       --------
Total dividends and distributions.......      (0.15)       (0.22)     (1.10)     (0.53)       (0.03)         (0.34)
                                           --------     --------   --------   --------     --------       --------
Redemption fee (a)......................       0.04          --         --         --           --             --
                                           --------     --------   --------   --------     --------       --------
Net asset value at end of period........   $  10.00     $   8.48   $   8.65   $  11.44     $  13.10       $  11.81
                                           ========     ========   ========   ========     ========       ========
Total investment return.................      20.05%        0.47%    (16.49%)    (9.44%)      11.23%(b)      22.41%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income..................       1.62%        1.19%      0.67%      0.38%        1.00%+         1.14%
 Net expenses...........................       1.03%        1.03%      1.03%      1.03%        1.01%+         1.00%
 Expenses (before reimbursement)........       1.73%        1.68%      1.20%      1.03%        1.01%+         1.03%
Portfolio turnover rate.................        109%         119%        55%        39%          35%            51%
Net assets at end of period (in
 000's).................................   $ 28,277     $ 21,919   $ 20,445   $141,316     $152,928       $140,630

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                      SERVICE CLASS
    ----------------------------------------------------------------------------------
                                                       JANUARY 1
                 YEAR ENDED OCTOBER 31                  THROUGH            YEAR ENDED
    -----------------------------------------------   OCTOBER 31,         DECEMBER 31,
      2003             2002       2001       2000        1999*                1998
    --------         --------   --------   --------   -----------         ------------
    $   8.36         $   8.52   $  11.30   $  12.97    $  11.72             $   9.85
    --------         --------   --------   --------    --------             --------
        0.11(a)          0.07(a)     0.07(a)     0.02      0.05                 0.11
        1.42            (0.02)     (1.84)     (0.79)       1.31                 2.11
        0.05            (0.02)      0.09      (0.37)      (0.08)               (0.03)
    --------         --------   --------   --------    --------             --------
        1.58             0.03      (1.68)     (1.14)       1.28                 2.19
    --------         --------   --------   --------    --------             --------
       (0.12)           (0.19)       --         --        (0.03)               (0.32)
          --              --       (1.10)     (0.53)        --                   --
    --------         --------   --------   --------    --------             --------
       (0.12)           (0.19)     (1.10)     (0.53)      (0.03)               (0.32)
    --------         --------   --------   --------    --------             --------
        0.04              --         --         --          --                   --
    --------         --------   --------   --------    --------             --------
    $   9.86         $   8.36   $   8.52   $  11.30    $  12.97             $  11.72
    ========         ========   ========   ========    ========             ========
       19.72%            0.24%    (16.61%)    (9.62%)     10.96%(b)            22.20%
        1.37%            0.94%      0.42%      0.13%       0.75%+               0.89%
        1.28%            1.28%      1.28%      1.28%       1.26%+               1.25%
        1.98%            1.93%      1.45%      1.28%       1.26%+               1.28%
         109%             119%        55%        39%         35%                  51%
    $  7,375         $    270   $    320   $    486    $    671             $    675

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1--Organization and Business:
--------------------------------------------------------------------------------

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. Eclipse Funds (the "Trust"), a Massachusetts business trust, was established on July 30, 1986. The Company and the Trust (collectively the "Funds") are registered as open-end management investment companies under the Investment Company Act of 1940, as amended, ("Investment Company Act") and are comprised of seventeen separate investment portfolios (individually referred to as a "Fund").

The Funds commenced operations on the dates indicated below:

 COMMENCEMENT OF
   OPERATIONS              FUNDS (THE COMPANY)
-----------------          -------------------
January 2, 1991         Growth Equity, Indexed
                        Equity, Value Equity,
                        Bond, Indexed Bond, Money
                        Market, Short Term Bond,
                        Asset Manager and
                        International Broad
                        Market (formerly EAFE
                        Index) Funds

January 1, 1995         International Equity Fund

January 2, 2001         Mid Cap Core and Core
                        Bond Plus Funds

April 19, 2002          Tax-Managed Equity Fund

 COMMENCEMENT OF
   OPERATIONS               FUNDS (THE TRUST)
-----------------           -----------------
January 12, 1987        Small Cap Value Fund

May 1, 1989             Balanced Fund

December 27, 1994       Mid Cap Value and Ultra
                        Short Duration (formerly
                        Ultra Short Term Income)
                        Funds

On December 29, 2000, the Mid Cap Core and Core Bond Plus Funds sold shares to NYLIFE Distributors LLC ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. These Funds commenced investment operations the following business day on January 2, 2001.

On April 18, 2002, the Tax-Managed Equity Fund sold shares to NYLIFE Distributors at a net asset value of $10.00. This Fund commenced investment operations the following business day on April 19, 2002.

On October 28, 2003, the Tax Free Bond Fund, formerly a portfolio of the Company, ceased operations.

Each Fund currently offers two classes of shares as follows: No-Load Class shares and Service Class shares, except the Mid Cap Core and Core Bond Plus Funds only offer No-Load Class shares. In addition, the Mid Cap Value, Small Cap Value, Tax-Managed Equity, Asset Manager and Balanced Funds offer a third class of shares, the L Class shares, and the Money Market Fund offers another class of shares, the Money Market Fund Sweep Shares Class. The L Class shares are offered at net asset value plus a front-end sales charge and a contingent deferred sales charge is imposed on certain redemptions of L Class shares within one year of purchase. The other classes of shares are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge.

The share classes bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that
(i) the Service Class shares and the Money Market Fund Sweep Shares Class each bear the fees payable under a Shareholder Services Plan adopted for that class at an annual rate of 0.25% of the average daily net assets of the outstanding shares of the class and (ii) the L Class shares and Money Market Fund Sweep Shares Class each also bear the payment of fees at an annual rate of 0.75% and 0.25% of the average daily net assets of the outstanding L Class shares for distribution fees and service fees, respectively, and at an annual rate of 0.25% of the average daily net assets of the outstanding Sweep Shares Class for distribution fees under separate distribution plans adopted pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan").

                                                                   ECLIPSE FUNDS

The distribution of the Service Class shares commenced on January 1, 1995 for the Growth Equity, Indexed Equity, Value Equity, Bond, Indexed Bond, Money Market, Short Term Bond, Asset Manager, International Broad Market and International Equity Funds, on April 19, 2002 for the Tax-Managed Equity Fund and on July 1, 2002 for the Mid Cap Value, Small Cap Value, Ultra Short Duration and Balanced Funds. The distribution of the Money Market Fund Sweep Shares Class commenced on December 8, 1998. The distribution of the L Class shares commenced on December 30, 2002 for the Mid Cap Value, Small Cap Value, Tax-Managed Equity, Asset Manager and Balanced Funds.

The investment objectives for each of the Funds are as follows:

The GROWTH EQUITY FUND seeks long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

The INDEXED EQUITY FUND seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

The MID CAP CORE FUND seeks long-term growth of capital.

The MID CAP VALUE FUND seeks high total return.

The SMALL CAP VALUE FUND seeks high total return.

The TAX-MANAGED EQUITY FUND provides enhanced after-tax total return relative to the return of the S&P 500(R) Index.

The VALUE EQUITY FUND seeks maximum long-term total return from a combination of capital growth and income.

The BOND FUND seeks to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

The CORE BOND PLUS FUND seeks to maximize total return consistent with the preservation of capital.

The INDEXED BOND FUND seeks to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the Citigroup Broad Investment Grade ("BIG") Bond Index.

The MONEY MARKET FUND seeks a high level of current income while preserving capital and maintaining liquidity.

The SHORT TERM BOND FUND seeks to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

The ULTRA SHORT DURATION FUND seeks a high level of current income, capital preservation, and a relatively stable net asset value.

The ASSET MANAGER FUND seeks to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.

The BALANCED FUND seeks high total return.

The INTERNATIONAL BROAD MARKET FUND seeks long-term growth of capital by investing in a widely diversified portfolio of non-U.S. equity securities.

The INTERNATIONAL EQUITY FUND seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry or region.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The Funds prepare their financial statements in accordance with generally accepted accounting principles and follow the significant accounting policies described below:

                                      (A)

SECURITIES VALUATION. Portfolio securities of each Fund, other than the Money Market Fund, are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price; (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System; (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system; (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by a Fund's Manager or Subadvisor if such prices are deemed to be representative of market values at the regular close of business of the Exchange; (e) by appraising debt securities at prices supplied by a pricing agent selected by a Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange; (f) by appraising options and futures contracts at the last posted settlement price on the market where any such option or futures contracts are principally traded; and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Company's Board of Directors and/or the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last bid and asked prices based on dealer or exchange quotations.

                                                                   ECLIPSE FUNDS

Portfolio securities of the Money Market Fund are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Certain events may occur between the time that domestic and local foreign markets close, on which securities held by the Funds principally trade, and the time at which the Funds' NAVs are calculated. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the domestic or local foreign markets, the Manager or Subadvisor may, pursuant to procedures adopted by the Company's Board of Directors and/or the Trust's Board of Trustees, adjust the value of the price to reflect the impact on the price of such securities as a result of such events.

                                      (B)

FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

                                      (C)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Money Market Fund, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Bond, Core Bond Plus, Indexed Bond and Short Term Bond Funds, income dividends are declared and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Ultra Short Duration and Balanced Funds, income dividends are declared and paid quarterly and capital gain distributions, if any, are declared and paid annually. Each of the other Funds intends to declare and pay, as a dividend, substantially all of their net investment income and net realized capital gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net realized gain (loss) on foreign currency transactions and paid-in capital arising from permanent differences; net assets at October 31, 2003, are not effected.

                                                                                        ACCUMULATED
                                                                                       UNDISTRIBUTED
                                                                      ACCUMULATED       NET REALIZED
                                                    ACCUMULATED      UNDISTRIBUTED     GAIN (LOSS) ON
                                                   UNDISTRIBUTED      NET REALIZED        FOREIGN        ADDITIONAL
                                                   NET INVESTMENT    GAIN (LOSS) ON       CURRENCY         PAID-IN
                                                   INCOME (LOSS)      INVESTMENTS       TRANSACTIONS       CAPITAL
                                                   --------------    --------------    --------------    -----------
Growth Equity Fund.............................       $142,962        $        --        $      --       $  (142,962)
Indexed Equity Fund............................        (12,537)            12,537               --                --
Mid Cap Core Fund..............................         (2,700)             2,700               --                --
Mid Cap Value Fund.............................       (154,006)        (9,982,343)              --        10,136,349
Small Cap Value Fund...........................        (32,223)            32,223               --                --
Tax-Managed Equity Fund........................         61,250                 --               --           (61,250)
Bond Fund......................................        252,244           (252,244)              --                --
Core Bond Plus Fund............................        174,046           (155,145)         (18,901)               --
Indexed Bond Fund..............................        913,480           (913,480)              --                --
Short Term Bond Fund...........................         82,223          1,264,441               --        (1,346,664)
Ultra Short Duration Fund......................          2,066             (2,066)              --                --
Asset Manager Fund.............................        439,621           (581,784)         142,163                --
Balanced Fund..................................         14,448            (14,448)              --                --
International Broad Market Fund................         18,183           (209,161)         188,897             2,081
International Equity Fund......................         76,387               (246)         (76,141)               --

The reclassifications for the Funds are primarily due to foreign currency gain
(loss), reclassification of distributions, gain (loss) on sales of passive foreign investment companies, paydown gain (loss), real estate investment trusts gain (loss), non-deductible expenses (offering costs), expiration of capital loss carryforwards, premium amortization adjustments, excise liability payment, redemption in kind, distributions paid in connection with the redemption of Fund shares and net operating losses.

FOREIGN TAX CREDIT PASS-THROUGH

International Broad Market Fund and International Equity Fund paid foreign taxes of $70,790 and $71,160, respectively, and recognized foreign source income of $657,266 and $704,573, respectively. Pursuant to IRC Section 853, International Broad Market Fund and International Equity Fund elect to pass-through the character of foreign source income and foreign withholding taxes paid the taxable year ended October 31, 2003 to their shareholders.

                                      (D)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for all Funds are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

The investment income and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

New York Life Investment Management LLC ("NYLIM") has directed certain portfolio trades to brokers who paid a portion of the expenses for the Mid Cap Value, Small Cap Value and Balanced Funds. For the year ended October 31, 2003, the Funds' expenses (transfer agent fees and expenses) were reduced by $41,364, $94,194 and $61,058, respectively, under this agreement.

                                                                   ECLIPSE FUNDS

                                      (E)

EXPENSES. Expenses with respect to the Funds are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the Shareholder Services Plans and the Distribution Plans) are allocated to separate classes of shares based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown on each Fund's Statement of Operations.

                                      (F)

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                      (G)

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Funds are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

        (i) market value of investment securities, other assets and liabilities--at the valuation date,

       (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the year. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Funds' books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at year-end exchange rates are reflected in unrealized foreign exchange gains or losses.

CORE BOND PLUS FUND

Foreign currency held at October 31, 2003:

                CURRENCY                            COST            VALUE
-----------------------------------------         --------         --------
Australian Dollar           A$        86          $    57          $    61
Canadian Dollar             C$        10                7                7
Swedish Krona               SK    14,936            1,853            1,915
                                                  -------          -------
                                                  $ 1,917          $ 1,983
                                                  =======          =======

INTERNATIONAL BROAD MARKET FUND

Foreign currency held at October 31, 2003:

                CURRENCY                            COST            VALUE
-----------------------------------------         --------         --------
Australian Dollar           A$    10,142          $ 7,070          $ 7,196
Danish Krone                DK     2,000              302              313
Euro                        E     16,606           19,384           19,305
Hong Kong Dollar            HK$    1,496              193              193
Japanese Yen                Y    109,540            1,008              996
New Zealand Dollar          N$         1                1                1
Norwegian Krone             NK       358               51               51
Pound Sterling              L      4,470            7,488            7,586
Singapore Dollar            SG$    1,217              705              707
Swedish Krona               SK     6,555              847              840
Swiss Franc                 CF     3,194            2,421            2,392
                                                  -------          -------
                                                  $39,470          $39,580
                                                  =======          =======

INTERNATIONAL EQUITY FUND

Foreign currency held at October 31, 2003:

                CURRENCY                            COST            VALUE
-----------------------------------------         --------         --------
Euro                        E     28,822          $34,078          $33,506
Pound Sterling              L      6,799           11,524           11,538
                                                  -------          -------
                                                  $45,602          $45,044
                                                  =======          =======

                                      (H)

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Foreign currency forward contracts are used for hedging purposes or to seek to enhance investment returns (see Note 5).

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at year-end to credit loss in the event of a counterparty's failure to perform its obligations.

                                                                   ECLIPSE FUNDS

CORE BOND PLUS FUND

Foreign currency forward contracts open at October 31, 2003:

                                                                                                    UNREALIZED
                                                           CONTRACT AMOUNT      CONTRACT AMOUNT   APPRECIATION/
                                                                SOLD               PURCHASED      (DEPRECIATION)
                                                           ---------------      ---------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
-------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring 11/17/03...    A$     161,000       $      109,802      $  (4,103)
Canadian Dollar vs. U.S. Dollar, expiring 1/8/04.......    C$     110,000       $       79,641         (3,447)
Euro vs. U.S. Dollar, expiring 12/16/03................    E       17,000       $       19,809             77
Euro vs. U.S. Dollar, expiring 12/16/03................    E       50,000       $       54,740         (3,295)
Euro vs. U.S. Dollar, expiring 12/19/03................    E       63,000       $       73,584            466
Euro vs. U.S. Dollar, expiring 12/19/03................    E      898,371       $    1,028,090        (14,561)
Swedish Krona vs. U.S. Dollar, expiring 1/9/04.........    SK   5,333,000       $      693,129         11,719

                                                           CONTRACT AMOUNT      CONTRACT AMOUNT
                                                              PURCHASED              SOLD
                                                           ---------------      ---------------
FOREIGN CURRENCY BUY CONTRACTS
-------------------------------------------------------
Euro vs. U.S. Dollar, expiring 12/16/03................    E      264,810       $      298,405          8,962
Euro vs. U.S. Dollar, expiring 12/16/03................    E       17,088       $       20,000           (166)
Euro vs. U.S. Dollar, expiring 12/19/03................    E       38,200       $       43,838            497
                                                                                                    ---------
Net unrealized depreciation on foreign currency forward contracts:                                  $  (3,851)
                                                                                                    =========

INTERNATIONAL EQUITY FUND

Foreign currency forward contracts open at October 31, 2003:

                                                                                                    UNREALIZED
                                                           CONTRACT AMOUNT      CONTRACT AMOUNT   APPRECIATION/
                                                                SOLD               PURCHASED      (DEPRECIATION)
                                                           ---------------      ---------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
-------------------------------------------------------
Euro vs. U.S. Dollar, expiring 12/12/03................    E      332,753       $      390,000      $   3,725
Hong Kong Dollar vs. U.S. Dollar, expiring 12/12/03....    HK$  5,344,439       $      685,000         (3,635)
Hong Kong Dollar vs. U.S. Dollar, expiring 12/12/03....    HK$  6,444,900       $      825,000         (5,430)

                                                           CONTRACT AMOUNT      CONTRACT AMOUNT
                                                              PURCHASED              SOLD
                                                           ---------------      ---------------
FOREIGN CURRENCY BUY CONTRACTS
-------------------------------------------------------
Euro vs. U.S. Dollar, expiring 12/12/03................    E      782,398       $      825,000         83,244
Euro vs. U.S. Dollar, expiring 12/12/03................    E      610,408       $      685,000         23,589
Hong Kong Dollar vs. U.S. Dollar, expiring 12/12/03....    HK$  3,010,000       $      390,073         (2,232)
                                                                                                    ---------
Net unrealized appreciation on foreign currency forward contracts:                                  $  99,261
                                                                                                    =========

                                      (I)

PURCHASED AND WRITTEN OPTIONS. Certain Funds may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

Certain Funds may purchase call and put options on their portfolio securities or foreign currencies. A Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. A Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

GROWTH EQUITY FUND

Written option activity for the year ended October 31, 2003 was as follows:

                                                                 NUMBER
                                                                   OF
                                                                CONTRACTS       PREMIUM
                                                                ---------      ----------
Options outstanding at October 31, 2002.....................        (832)      $ (125,071)
Options--written............................................        (140)         (10,920)
Options--buybacks...........................................         467           83,776
Options--exercised..........................................         505           52,215
                                                                 -------       ----------
Options outstanding at October 31, 2003.....................           0       $        0
                                                                 =======       ==========

VALUE EQUITY FUND

Written option activity for the year ended October 31, 2003 was as follows:

                                                                 NUMBER
                                                                   OF
                                                                CONTRACTS       PREMIUM
                                                                ---------      ----------
Options outstanding at October 31, 2002.....................      (1,134)      $ (128,212)
Options--written............................................      (3,002)        (500,431)
Options--buybacks...........................................       3,139          478,884
Options--expired............................................         197           38,398
Options--exercised..........................................         800          111,361
                                                                 -------       ----------
Options outstanding at October 31, 2003.....................           0       $        0
                                                                 =======       ==========

                                      (J)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Futures contracts are used for hedging purposes or to seek to enhance returns (see Note
5).

                                      (K)

REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to

                                                                   ECLIPSE FUNDS

determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                                      (L)

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of a Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (M)

SECURITIES LENDING. Each Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Net income earned on securities lending amounted to $40,133 and $3,880, net of broker fees and rebates, for the Bond and Short Term Bond Funds, respectively, for the year ended October 31, 2003, and is included as interest income on the Statement of Operations.

                                      (N)

REDEMPTION FEE. Effective December 8, 2002, the International Broad Market and International Equity Funds (the "Funds") imposed a 2.00% redemption fee on redemptions (including exchanges) of each Fund's shares in amounts of $50,000 or more made within 60 days of their date of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Funds. The redemption fee may not apply to redemptions of certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and also as part of additional paid-in capital on the Statement of Assets and Liabilities. The redemption fees paid to the Funds for the year ended October 31, 2003 totaled $138,409 and $104,394 for the International Broad Market and International Equity Funds, respectively.

                                      (O)

OFFERING COSTS. Costs incurred in connection with the initial offering of Tax-Managed Equity Fund, in the amount of $132,052, were amortized over a period of 12 months beginning with the commencement of operations on April 19, 2002 and were fully amortized as of October 31, 2003. In addition, organizational costs of $20,186 were expensed on that date.

--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Transactions:
--------------------------------------------------------------------------------

                                      (A)

MANAGER AND SUBADVISOR. NYLIM (or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as manager and provides management services to the Funds under Management Agreements. MacKay Shields LLC ("MacKay Shields"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Growth Equity, Value Equity, Bond, Core Bond Plus, Short Term Bond and International Equity Funds under a Sub-Advisory Agreement with the Manager. The Indexed Equity, Mid Cap Core, Mid Cap Value, Small Cap Value, Tax-Managed Equity, Indexed Bond, Money Market, Ultra Short Duration, Asset Manager, Balanced and International Broad Market Funds are advised by NYLIM directly, without a subadvisor.

The Funds pay the Manager a monthly fee for the services performed and facilities furnished at an annual rate of average daily net assets of that Fund as follows:

Growth Equity Fund.............       .85%
Indexed Equity Fund............       .50%
Mid Cap Core Fund..............       .85%
Mid Cap Value Fund.............       .90%
Small Cap Value Fund...........      1.00%
Tax-Managed Equity Fund........       .70%
Value Equity Fund..............       .85%
Bond Fund......................       .75%
Core Bond Plus Fund............       .60%
Indexed Bond Fund..............       .50%
Money Market Fund..............       .50%
Short Term Bond Fund...........       .60%
Ultra Short Duration Fund......       .40%
Asset Manager Fund.............       .65%
Balanced Fund..................       .75%
International Broad Market
  Fund.........................       .95%
International Equity Fund......       .85%

Pursuant to the terms of the Sub-Advisory Agreement between the Manager and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of average daily net assets of the Company's Funds as follows:

Growth Equity Fund.............       .25%
Value Equity Fund..............       .25%
Bond Fund......................       .20%
Core Bond Plus Fund............       .30%
Short Term Bond Fund...........       .15%
International Equity Fund......       .35%

The Manager voluntarily agreed to assume a portion of the Fund's operating expenses for the following Funds to the extent the total expenses (excluding service fees and distribution fees) on an annualized basis exceed the indicated percentages:

Growth Equity Fund.............       .93%
Indexed Equity Fund............       .30%
Mid Cap Core Fund..............      1.00%
Mid Cap Value Fund.............      1.04%
Small Cap Value Fund...........      1.19%
Tax-Managed Equity Fund........       .95%
Value Equity Fund..............       .94%
Bond Fund......................       .75%
Core Bond Plus Fund............       .70%
Indexed Bond Fund..............       .50%
Money Market Fund..............       .50%
Short Term Bond Fund...........       .60%
Ultra Short Duration Fund......       .20%
Asset Manager Fund.............       .83%
Balanced Fund..................       .94%
International Broad Market
  Fund.........................       .94%
International Equity Fund......      1.03%

                                                                   ECLIPSE FUNDS

In connection with the voluntary expense limitations, the Manager assumed the following expenses, which are shown on each Fund's Statement of Operations, for the year ended October 31, 2003:

Growth Equity Fund..........  $  308,733
Indexed Equity Fund.........   2,414,940
Mid Cap Core Fund...........     100,657
Mid Cap Value Fund..........     115,167
Small Cap Value Fund........      90,559
Tax-Managed Equity Fund.....     104,406
Value Equity Fund...........     261,135
Bond Fund...................     211,423
Core Bond Plus Fund.........     189,809
Indexed Bond Fund...........  $  317,065
Money Market Fund...........     587,013
Short Term Bond Fund........     140,658
Ultra Short Duration Fund...     338,626
Asset Manager Fund..........     824,308
Balanced Fund...............      51,032
International Broad Market
  Fund......................     376,069
International Equity Fund...     170,444

These voluntary expense limitations may be terminated or revised at any time.

                                      (B)

DISTRIBUTOR. NYLIFE Distributors serves as the Funds' distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement.

                                      (C)

SERVICE AND DISTRIBUTION FEES. In accordance with the Shareholder Services Plans for the Service Class shares and the Money Market Fund Sweep Shares Class shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to Service Class shareholders and to Money Market Fund Sweep Shares Class shareholders, respectively. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Fund and the Sweep Shares Class of the Money Market Fund.

The Company, with respect to the L Class shares and the Money Market Fund Sweep Shares Class, and the Trust, with respect to the L Class shares, have each adopted separate Distribution Plans in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Pursuant to the Distribution Plan for the Money Market Fund Sweep Shares Class, NYLIFE Securities Inc. ("NYLIFE Securities"), an indirect wholly-owned subsidiary of New York Life, NYLIFE Distributors, or any other broker-dealer or other financial institution is entitled to receive a monthly service fee from the Money Market Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Sweep Shares Class for services in support of distribution activities. Pursuant to the Distribution Plan for the L Class shares, NYLIFE Securities, NYLIFE Distributors, or any other broker-dealer or other financial institution is entitled to receive a monthly distribution fee from the applicable Fund at an annual rate of 0.75% of the average daily net assets of the Fund's L Class. Pursuant to the Distribution Plan for the L Class shares, the L Class shares also pay a monthly service fee at an annual rate of 0.25% of the average daily net assets for service activities rendered to shareholders of the L Class shares of each Fund.

                                      (D)

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. Eclipse Shareholder Services ("ESS"), a division of NYLIM Service Company LLC, an affiliate of NYLIM and an indirect wholly-owned subsidiary of New York Life, serves as the Funds' transfer, dividend disbursing and shareholder servicing agent. ESS has entered into an agreement with Boston Financial Data Services ("BFDS"), by which BFDS will perform certain of the services for which ESS is responsible. Transfer agent expenses shown on each Fund's Statement of Operations, for the year ended October 31, 2003 were as follows:

Growth Equity Fund..................  $313,745
Indexed Equity Fund.................   324,811
Mid Cap Core Fund...................    15,504
Mid Cap Value Fund..................    63,895
Small Cap Value Fund................   148,203
Tax-Managed Equity Fund.............    13,144
Value Equity Fund...................   227,179
Bond Fund...........................    35,932
Core Bond Plus Fund.................    82,825
Indexed Bond Fund...................  $ 67,328
Money Market Fund...................   105,395
Short Term Bond Fund................    34,099
Ultra Short Duration Fund...........    37,297
Asset Manager Fund..................   705,559
Balanced Fund.......................   112,622
International Broad Market Fund.....    32,160
International Equity Fund...........    34,042

                                      (E)

DIRECTORS AND TRUSTEES FEES. Directors and Trustees, other than those affiliated with the Manager, New York Life, MacKay Shields or NYLIFE Distributors, are paid an annual retainer of $32,000, and $1,350 for each Board of Directors/Trustees meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The retainer is paid in the aggregate for the Company and the Trust.

                                      (F)

CAPITAL. The Funds have been advised that at October 31, 2003 affiliates of New York Life owned a significant number of shares of the Funds with the following values and percentages of net assets as follows:

Growth Equity Fund.........  $310,971,840      88.0%
Indexed Equity Fund........   844,180,304      86.6
Mid Cap Core Fund..........    25,300,102      85.1
Mid Cap Value Fund.........         2,791       0.0*
Small Cap Value Fund.......    41,320,735      25.1
Tax-Managed Equity Fund....    44,152,349     100.0
Value Equity Fund..........   117,444,343      69.5
Bond Fund..................   113,802,637      82.0
Core Bond Plus Fund........    26,025,121      52.9
Indexed Bond Fund..........  $178,638,374      83.1%
Money Market Fund..........   180,024,241      35.2
Short Term Bond Fund.......    23,500,378      65.1
Ultra Short Duration
  Fund.....................    49,964,226      59.6
Asset Manager Fund.........   232,977,151      78.1
Balanced Fund..............    63,936,851      38.3
International Broad Market
  Fund.....................    17,092,073      58.3
International Equity
  Fund.....................    26,684,627      74.8

*  Less than one tenth of a percent.

From time to time, a Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

                                      (G)

OTHER. Fees for the cost of legal services provided to the Funds by the Office of the General Counsel of NYLIM are charged to the Funds. For the year ended October 31, 2003, these fees, which are included in Professional fees shown on the Statement of Operations, were as follows:

Growth Equity Fund...................  $22,892
Indexed Equity Fund..................   55,630
Mid Cap Core Fund....................    1,726
Mid Cap Value Fund...................    3,687
Small Cap Value Fund.................    8,416
Tax-Managed Equity Fund..............    2,925
Value Equity Fund....................   11,020
Bond Fund............................    9,649
Core Bond Plus Fund..................    3,055
Indexed Bond Fund....................  $12,663
Money Market Fund....................   38,190
Short Term Bond Fund.................    2,549
Ultra Short Duration Fund............    5,244
Asset Manager Fund...................   23,360
Balanced Fund........................    8,963
International Broad Market Fund......    1,848
International Equity Fund............    1,924

                                                                   ECLIPSE FUNDS

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------
As of October 31, 2003, the components of accumulated gain/(loss) on a tax basis were as follows:

                                                                                  UNREALIZED
                                              ORDINARY    ACCUMULATED CAPITAL    APPRECIATION    TOTAL ACCUMULATED
                                               INCOME      AND OTHER LOSSES     (DEPRECIATION)      GAIN (LOSS)
                                             ----------   -------------------   --------------   -----------------
Growth Equity Fund.........................  $       --      $(44,536,137)       $24,293,687       $(20,242,450)
Indexed Equity Fund........................   9,123,203       (37,601,445)        (7,282,358)       (35,760,600)
Mid Cap Core Fund..........................      75,077        (4,548,169)         5,129,694            656,602
Mid Cap Value Fund.........................          --           109,310          2,835,196          2,944,506
Small Cap Value Fund.......................     216,019         8,784,157         36,665,115         45,665,291
Tax-Managed Equity Fund....................     519,616        (5,385,831)          (831,434)        (5,697,649)
Value Equity Fund..........................   1,909,734       (32,877,833)        14,181,694        (16,786,405)
Bond Fund..................................     146,111       (10,847,509)         1,654,728         (9,046,670)
Core Bond Plus Fund........................     189,054           775,681            821,899          1,786,634
Indexed Bond Fund..........................     470,834        (3,801,360)         2,772,302           (558,224)
Money Market Fund..........................         509             8,311                 --              8,820
Short Term Bond Fund.......................          --        (1,874,724)            56,663         (1,818,061)
Ultra Short Duration Fund..................     128,602          (456,845)            55,502           (272,741)
Asset Manager Fund.........................   6,001,550       (84,960,049)        50,938,272        (28,020,227)
Balanced Fund..............................     305,578         2,342,072         22,444,699         25,092,349
International Broad Market Fund............     412,117        (8,780,752)         1,633,041         (6,735,594)
International Equity Fund..................     563,934        (6,466,026)         3,450,227         (2,451,865)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale loss deferrals, premium amortization, real estate investment trusts basis adjustments and mark-to-market of futures contracts.

At October 31, 2003, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains offset will not be distributed to shareholders.

                                                         CAPITAL LOSS
                                                       AVAILABLE THROUGH   AMOUNT (000'S)
                                                       -----------------   --------------
Growth Equity Fund...................................        2009             $24,144
                                                             2010              17,488
                                                             2011               2,904
                                                                              -------
                                                                              $44,536
                                                                              =======
Indexed Equity Fund..................................        2010             $37,601
                                                                              =======
Mid Cap Core Fund....................................        2009             $ 2,648
                                                             2010               1,900
                                                                              -------
                                                                              $ 4,548
                                                                              =======
Tax-Managed Equity Fund..............................        2010             $ 2,884
                                                             2011               2,502
                                                                              -------
                                                                              $ 5,386
                                                                              =======
Value Equity Fund....................................        2010             $26,006
                                                             2011               6,872
                                                                              -------
                                                                              $32,878
                                                                              =======

                                                         CAPITAL LOSS
                                                       AVAILABLE THROUGH   AMOUNT (000'S)
                                                       -----------------   --------------
Bond Fund............................................        2007             $ 6,289
                                                             2008               3,661
                                                             2010                 898
                                                                              -------
                                                                              $10,848
                                                                              =======
Indexed Bond Fund....................................        2004             $    20
                                                             2005                  44
                                                             2006                 112
                                                             2007               1,728
                                                             2008               1,793
                                                             2009                 105
                                                                              -------
                                                                              $ 3,802
                                                                              =======
Short Term Bond Fund.................................        2004             $   485
                                                             2005                 173
                                                             2007                 473
                                                             2008                 744
                                                                              -------
                                                                              $ 1,875
                                                                              =======
Ultra Short Duration Fund............................        2004             $    37
                                                             2005                  31
                                                             2006                  20
                                                             2007                  63
                                                             2008                  99
                                                             2009                  14
                                                             2010                 158
                                                             2011                  35
                                                                              -------
                                                                              $   457
                                                                              =======
Asset Manager Fund...................................        2009             $24,684
                                                             2010              15,722
                                                             2011              44,554
                                                                              -------
                                                                              $84,960
                                                                              =======
International Broad Market Fund......................        2010             $ 4,093
                                                             2011               4,688
                                                                              -------
                                                                              $ 8,781
                                                                              =======
International Equity Fund............................        2009             $ 4,842
                                                             2010               1,624
                                                                              -------
                                                                              $ 6,466
                                                                              =======

The Indexed Equity, Mid Cap Core, Mid Cap Value, Small Cap Value, Bond, Indexed Bond, Short Term Bond, Asset Manager, Balanced and International Equity Funds utilized $2,205,464, $483,802, $410,608, $6,310,892, $2,228,126, $93,241,
$484,384, $41,059, $196,218 and $1,028,452, respectively, of capital loss carryforwards during the year ended October 31, 2003. In addition, the Short Term Bond Fund had $1,286,041 of capital loss carryforwards that expired.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended October 31, 2003 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Funds for which the tax components of the distributions are shown below.

                                                                      TAX-BASED
                                                                  DISTRIBUTIONS FROM
                                                                   ORDINARY INCOME
                                                                  ------------------
Money Market Fund...........................................          $3,289,749

                                                                   ECLIPSE FUNDS

--------------------------------------------------------------------------------
NOTE 5--Financial Investments:
--------------------------------------------------------------------------------

The Core Bond Plus Fund's, Asset Manager Fund's, International Broad Market Fund's and International Equity Fund's use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the related amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of each Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on foreign currency forward contracts reflects each Fund's exposure at year-end to credit loss in the event of a counterparty's failure to perform its obligations.

The Core Bond Plus Fund, Asset Manager Fund and International Broad Market Fund use foreign currency forward contracts to minimize the risk of loss to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The International Equity Fund enters into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates, or to seek to enhance the Fund's investment returns.

The Indexed Equity Fund's, Indexed Bond Fund's, Asset Manager Fund's and International Broad Market Fund's use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

The Indexed Equity Fund and International Broad Market Fund invest in stock index futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Indexed Bond Fund invests in contracts for the future delivery of debt securities in order to attempt to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Asset Manager Fund has entered into contracts for the future delivery of debt securities and invests in stock index futures contracts to rebalance the Fund's portfolio composition and risk profile to meet asset class constraints.

--------------------------------------------------------------------------------
NOTE 6--Line of Credit:
--------------------------------------------------------------------------------

The Funds, and certain affiliated funds, with the exception of the Money Market Fund, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2003.

--------------------------------------------------------------------------------
NOTE 7--Subsequent Events:
--------------------------------------------------------------------------------

On September 24, 2003, the Board of Directors approved the liquidation of the International Equity Fund which is expected to occur on January 26, 2004. On December 16, 2003, the Board of Directors approved the liquidation of the Tax-Managed Equity Fund and the International Broad Market Fund, which is expected to occur on December 29, 2003 and January 29, 2004, respectively.

Additionally, on December 3, 2003, the shareholders approved the mergers of the Ultra Short Duration and Short Term Bond Funds and the Core Bond Plus and Bond Funds, which took place on December 11, 2003.

--------------------------------------------------------------------------------
NOTE 8--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the year ended October 31, 2003, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                         Growth Equity           Indexed Equity           Mid Cap Core            Mid Cap Value
                             Fund                     Fund                    Fund                    Fund
                      Purchases   Sales        Purchases   Sales       Purchases   Sales       Purchases    Sales
                      --------------------------------------------------------------------------------------------
U.S. Government
 securities           $     --   $     --      $     --   $    --       $    --   $    --       $    --    $    --
All others             111,250    130,247       223,554    20,150        37,570    36,345        42,593     90,233
                      --------------------------------------------------------------------------------------------
Total                 $111,250   $130,247      $223,554   $20,150       $37,570   $36,345       $42,593    $90,233(a)
                      ============================================================================================

                           Small Cap             Tax-Managed          Value Equity               Bond
                           Value Fund            Equity Fund              Fund                   Fund
                      Purchases    Sales     Purchases    Sales    Purchases    Sales    Purchases    Sales
                      ---------------------------------------------------------------------------------------
U.S. Government
 securities           $     --    $     --    $    --    $    --    $    --    $    --   $166,813    $136,331
All others             157,069     156,231     19,111     18,724     94,132     96,601     71,236      62,632
                      ---------------------------------------------------------------------------------------
Total                 $157,069    $156,231    $19,111    $18,724    $94,132    $96,601   $238,049    $198,963
                      =======================================================================================

------------

(a) Included in the sales proceeds is $44,966,605 representing the value of securities disposed of in payment of a redemption-in-kind. This redemption was made by a related party of the Fund.

--------------------------------------------------------------------------------
NOTE 9--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares were as follows:

                                 Growth Equity Fund                      Indexed Equity Fund
                        -------------------------------------   -------------------------------------
                        No-Load   Service   No-Load   Service   No-Load   Service   No-Load   Service
                         Class     Class     Class     Class     Class     Class     Class     Class
                        -------   -------   -------   -------   -------   -------   -------   -------

                           Year ended          Year ended          Year ended          Year ended
                        October 31, 2003    October 31, 2002    October 31, 2003    October 31, 2002
                        -----------------------------------------------------------------------------
Shares sold              3,014      228      2,947      316     13,440     4,927     5,362     4,148
Shares issued in
 reinvestment of
 dividends and
 distributions              --       --         --       --        384        83     1,514       285
                        -----------------------------------------------------------------------------
                         3,014      228      2,947      316     13,824     5,010     6,876     4,433
Shares redeemed         (4,625)    (305)    (4,896)    (413)    (7,611)   (3,195)   (4,967)   (1,647)
                        -----------------------------------------------------------------------------
Net increase
 (decrease)             (1,611)     (77)    (1,949)     (97)     6,213     1,815     1,909     2,786
                        =============================================================================

                                 Mid Cap Core Fund
                        ------------------------------------
                            No-Load             No-Load
                             Class               Class
                        ----------------   -----------------
                           Year ended         Year ended
                        October 31, 2003   October 31, 2002
Shares sold                    262                500
Shares issued in
 reinvestment of
 dividends and
 distributions                   1                  1
                        ------------------------------------
                               263                501
Shares redeemed               (133)              (208)
                        ------------------------------------
Net increase
 (decrease)                    130                293
                        ====================================

                                                               Mid Cap Value Fund
                        -------------------------------------------------------------------------------------------------
                            No-Load            Service                                  No-Load              Service
                             Class              Class              L Class               Class                Class
                        ----------------   ----------------   ------------------   ------------------   -----------------
                                                              December 30, 2002*                          July 1, 2002*
                                    Year ended                     through             Year ended            through
                                 October 31, 2003              October 31, 2003     October 31, 2002    October 31, 2002
Shares sold                     373               --(a)               --(a)               1,492                 --(a)
Shares issued in
 reinvestment of
 dividends and
 distributions                   14               --(a)               --(a)                  16                 --
                        -------------------------------------------------------------------------------------------------
                                387               --(a)               --(a)               1,508                 --(a)
Shares redeemed              (2,909)             (--)                (--)                (1,831)               (--)
                        -------------------------------------------------------------------------------------------------
Net increase
 (decrease)                  (2,522)              --(a)               --(a)                (323)                --(a)
                        =================================================================================================

                                          Money Market Fund
                        ------------------------------------------------------
                        No-Load    Service   Sweep Shares   No-Load    Service
                         Class      Class       Class        Class      Class
                        --------   -------   ------------   --------   -------

                                   Year ended                   Year ended
                                October 31, 2003             October 31, 2002
                        ------------------------------------------------------
Shares sold              490,605    29,010       97,732      379,307   11,910
Shares issued in
 reinvestment of
 dividends and
 distributions             2,250        85          932        3,314       73
                        ------------------------------------------------------
                         492,855    29,095       98,664      382,621   11,983
Shares redeemed         (601,715)  (23,256)    (117,116)    (252,199)  (2,009)
                        ------------------------------------------------------
Net increase
 (decrease)             (108,860)    5,839      (18,452)     130,422    9,974
                        ======================================================

                        Money Market Fund Short Term Bond Fund
                        ------------   ---------------------------
                        Sweep Shares   No-Load   Service   No-Load
                           Class        Class     Class     Class
                        ------------   -------   -------   -------
                                                            Year
                                                            ended
                                                           October
                                          Year ended         31,
                                       October 31, 2003     2002
Shares sold                130,386      1,782       26      2,302
Shares issued in
 reinvestment of
 dividends and
 distributions               3,294         88        2        182
                        ------------------------------------------
                           133,680      1,870       28      2,484
Shares redeemed           (127,409)    (2,037)     (48)    (1,644)
                        ------------------------------------------
Net increase
 (decrease)                  6,271       (167)     (20)       840
                        ==========================================

                        Short Term Bond Fund               Ultra Short Duration Fund
                        -------   ----------------------------------------------------------------------------
                        Service       No-Load            Service             No-Load              Service
                         Class         Class              Class               Class                Class
                        -------   ----------------   ----------------   ------------------   -----------------
                                                                                               July 1, 2002*
                                              Year ended                    Year ended            through
                                           October 31, 2003              October 31, 2002    October 31, 2002
Shares sold                 9           3,490               26                 6,639                  2
Shares issued in
 reinvestment of
 dividends and
 distributions              5              42               --(a)                 21                 --(a)
                        --------------------------------------------------------------------------------------
                           14           3,532               26                 6,660                  2
Shares redeemed           (43)         (1,333)              (5)               (2,408)                (1)
                        --------------------------------------------------------------------------------------
Net increase
 (decrease)               (29)          2,199               21                 4,252                  1
                        ======================================================================================

------------

 *   Commencement of Operations.
(a)  Less than one thousand shares.

                                                                   ECLIPSE FUNDS

--------------------------------------------------------------------------------

         Core Bond            Indexed Bond            Short Term            Ultra Short
         Plus Fund                Fund                 Bond Fund           Duration Fund
    Purchases    Sales    Purchases    Sales      Purchases    Sales    Purchases    Sales
-------------------------------------------------------------------------------------------
     $44,223    $31,225   $251,152    $164,089     $42,082    $37,707    $15,378    $11,966
      24,857     21,094     34,362      12,145      20,433     24,397     24,890     12,883
-------------------------------------------------------------------------------------------
     $69,080    $52,319   $285,514    $176,234     $62,515    $62,104    $40,268    $24,849
===========================================================================================

                                                     International
        Asset Manager             Balanced            Broad Market            International
             Fund                   Fund                  Fund                 Equity Fund
     Purchases    Sales      Purchases    Sales    Purchases   Sales       Purchases    Sales
----------------------------------------------------------------------------------------------
     $ 81,233    $ 77,550    $ 10,822    $   995    $    --   $    --       $    --    $    --
      254,995     305,961     109,653     57,395     72,335    75,417        33,630     25,082
----------------------------------------------------------------------------------------------
     $336,228    $383,511    $120,475    $58,390    $72,335   $75,417       $33,630    $25,082
==============================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 Small Cap Value Fund                                       Tax-Managed Equity Fund
    ------------------------------------------------------------------------------   --------------------------------------
    No-Load   Service                             No-Load             Service        No-Load   Service
     Class     Class         L Class               Class               Class          Class     Class         L Class
    -------   -------   ------------------   ------------------   ----------------   -------   -------   ------------------
                        December 30, 2002*                           July 1, 2002*                       December 30, 2002*
           Year ended              through           Year ended            through          Year ended              through
     October 31, 2003     October 31, 2003     October 31, 2002   October 31, 2002    October 31, 2003     October 31, 2003
---------------------------------------------------------------------------------------------------------------------------
      9,363     59              --(a)              10,035                 8              --        --(a)         --(a)
        108     --(a)           --                     83                --              --(a)     --(a)         --
---------------------------------------------------------------------------------------------------------------------------
      9,471     59              --(a)              10,118                 8              --(a)     --(a)         --(a)
     (9,026)    (1)            (--)(a)            (10,307)              (--)            (--)(a)    (--)(a)        (--)(a)
---------------------------------------------------------------------------------------------------------------------------
        445     58              --(a)                (189)                8              --(a)     --(a)         --(a)
===========================================================================================================================

         Tax-Managed Equity Fund           Value Equity Fund                           Bond Fund
         --------------------    -------------------------------------   -------------------------------------
            No-Load   Service    No-Load   Service   No-Load   Service   No-Load   Service   No-Load   Service
             Class     Class      Class     Class     Class     Class     Class     Class     Class     Class
            -------   -------    -------   -------   -------   -------   -------   -------   -------   -------
              April 19, 2002*
                      through           Year ended          Year ended          Year ended          Year ended
             October 31, 2002     October 31, 2003    October 31, 2002    October 31, 2003    October 31, 2002
--------------------------------------------------------------------------------------------------------------
             5,000      --(a)     3,321      123      5,780       71      2,538      244      3,497      426
                --      --          169        4      1,378       47        502       22        920       35
--------------------------------------------------------------------------------------------------------------
             5,000      --(a)     3,490      127      7,158      118      3,040      266      4,417      461
               (--)    (--)      (3,578)    (106)    (3,777)     (76)    (3,041)    (289)    (2,159)    (335)
--------------------------------------------------------------------------------------------------------------
             5,000      --(a)       (88)      21      3,381       42         (1)     (23)     2,258      126
==============================================================================================================

             Core Bond Plus Fund                      Indexed Bond Fund
     ------------------------------------   -------------------------------------
         No-Load             No-Load        No-Load   Service   No-Load   Service
          Class               Class          Class     Class     Class     Class
     ----------------   -----------------   -------   -------   -------   -------
           Year ended          Year ended          Year ended          Year ended
     October 31, 2003    October 31, 2002    October 31, 2003    October 31, 2002
---------------------------------------------------------------------------------
          1,274               1,517         10,323     2,464     7,024       975
             78                  26            540        70       663        86
---------------------------------------------------------------------------------
          1,352               1,543         10,863     2,534     7,687     1,061
           (314)               (377)        (5,482)   (1,330)   (3,466)     (369)
---------------------------------------------------------------------------------
          1,038               1,166          5,381     1,204     4,221       692
=================================================================================

                        Asset Manager Fund                                             Balanced Fund
    ----------------------------------------------------------   ---------------------------------------------------------
    No-Load   Service                        No-Load   Service   No-Load   Service                            No-Load
     Class     Class         L Class          Class     Class     Class     Class         L Class              Class
    -------   -------   ------------------   -------   -------   -------   -------   ------------------   ----------------
                        December 30, 2002*                                           December 30, 2002*
           Year ended              through          Year ended          Year ended              through         Year ended
     October 31, 2003     October 31, 2003    October 31, 2002    October 31, 2003     October 31, 2003   October 31, 2002
--------------------------------------------------------------------------------------------------------------------------
      3,718    1,233             4            5,201      445      4,059     1,003            15                1,564
        493       37            --              550       40         93         3            --(a)               129
--------------------------------------------------------------------------------------------------------------------------
      4,211    1,270             4            5,751      485      4,152     1,006            15                1,693
    (19,261)    (399)          (--)          (6,165)    (313)    (2,134)     (210)          (--)(a)             (667)
--------------------------------------------------------------------------------------------------------------------------
    (15,050)     871             4             (414)     172      2,018       796            15                1,026
==========================================================================================================================

                                 International Broad
      Balanced Fund                  Market Fund                      International Equity Fund
     ----------------   -------------------------------------   -------------------------------------
         Service        No-Load   Service   No-Load   Service   No-Load   Service   No-Load   Service
          Class          Class     Class     Class     Class     Class     Class     Class     Class
     ----------------   -------   -------   -------   -------   -------   -------   -------   -------
        July 1, 2002*
              through          Year ended          Year ended          Year ended          Year ended
     October 31, 2002    October 31, 2003    October 31, 2002    October 31, 2003    October 31, 2002
-----------------------------------------------------------------------------------------------------
            --(a)        8,153      258      12,469     243       4,813      822     7,493      198
            --(a)           20       --          21      --(a)       37        1        59        1
-----------------------------------------------------------------------------------------------------
            --(a)        8,173      258      12,490     243       4,850      823     7,552      199
           (--)         (8,275)    (314)    (12,639)   (191)     (4,608)    (107)   (7,330)    (204)
-----------------------------------------------------------------------------------------------------
            --(a)         (102)     (56)       (149)     52         242      716       222       (5)
=====================================================================================================

--------------------------------------------------------------------------------
NOTE 10--Other Matters--Unaudited:
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION--UNAUDITED

With respect to dividends paid from investment company taxable income during the ten month period ended October 31, 2003, the Fund designates the maximum amount allowable paid from investment company taxable income, as finally determined, as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2003 year-end tax information will be reported to you on your 2003 Form 1099-DIV, which shall be provided to you in early 2004.

In addition, for the Balanced Fund, 25.2% of the ordinary income dividends paid during the fiscal year ended October 31, 2003 qualify for the corporate dividend deduction under section 243 of the Internal Revenue Code.

CHANGE IN INDEPENDENT AUDITOR--UNAUDITED

On August 27, 2003 KPMG LLP (KPMG) was selected to replace the predecessor independent auditor as the Company's and the Trust's independent auditor for the 2003 fiscal year. The selection of KPMG as its independent auditor was recommended by the Company's and the Trust's audit committee, comprised of all independent Directors/Trustees, and was approved by the Company's Board of Directors and the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Company's and the Trust's financial statements for the years ended October 31, 2002 and 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of engagement of KPMG, there were no disagreements between the Company and the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years.

OTHER MATTERS--UNAUDITED

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including Eclipse Funds Inc. and Eclipse Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
Eclipse Funds Inc. and the Shareholders and Board of Trustees of Eclipse Funds:

We have audited the accompanying statements of assets and liabilities of Eclipse Funds Inc., which are comprised of the Asset Manager, International Broad Market, Growth Equity, Indexed Equity, International Equity, Value Equity, Bond, Indexed Bond, Short Term Bond, Money Market, Core Bond Plus, Mid Cap Core, and Tax-Managed Equity Funds and Eclipse Funds, which are comprised of the Balanced, Ultra Short Duration Income, Mid Cap Value and Small Cap Value Funds, (collectively, the "Funds") including the portfolios of investments as of October 31, 2003, and the related statements of operations, statements of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets of the Funds for the year ended October 31, 2002, the financial highlights of Eclipse Funds Inc. for the periods presented through October 31, 2002, and the financial highlights of Eclipse Funds for the periods ended December 31, 1999 through October 31, 2002 were audited by other auditors, whose report dated December 17, 2002 expressed an unqualified opinion thereon. The financial highlights of Eclipse Funds for the year ended December 31,1998 were audited by other auditors, whose report dated January 28, 1999 expressed an unqualified opinion thereon.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 2003 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Eclipse Funds Inc. and Eclipse Funds as of October 31, 2003, the results of their operations, changes in their net assets and their financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 17, 2003

SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of Eclipse Ultra Short Duration Fund ("Ultra Short Duration Fund") was held on December 3, 2003, to approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Ultra Short Duration Fund by Eclipse Short Term Bond Fund ("Short Term Bond Fund"), a series of Eclipse Funds Inc., (the "Company") in exchange for shares of the Short Term Bond Fund and the assumption of all liabilities of the Ultra Short Duration Fund by the Short Term Bond Fund and (ii) the subsequent liquidation of the Ultra Short Duration Fund.

Ultra Short Duration Fund shareholders voted as follows: 6,481,247 in favor; 215,478 against; and 43,820 abstained. This resulted in approval of the proposal.

A Special Meeting of Shareholders of Eclipse Core Bond Plus Fund ("Core Bond Plus Fund") was held on December 3, 2003, to approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Core Bond Plus Fund by the Eclipse Bond Fund ("Bond Fund"), a series of the Company, in exchange for shares of the Bond Fund and the assumption of all liabilities of the Core Bond Plus Fund by the Bond Fund and (ii) the subsequent liquidation of the Core Bond Plus Fund.

Core Bond Plus Fund shareholders voted as follows: 4,555,513 in favor; 0 against; and 0 abstained. This resulted in approval of the proposal.

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                                       259

BOARD MEMBERS AND OFFICERS

The Board Members oversee the Funds, the Manager and the Subadvisor. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

                                                                                                        NUMBER OF
                                                                                                      FUNDS IN FUND
                                                                                                         COMPLEX
                             POSITION(S)       LENGTH                    PRINCIPAL                      OVERSEEN
     NAME, ADDRESS          WITH COMPANY       OF TIME                 OCCUPATION(S)                   BY OFFICER/
   AND DATE OF BIRTH           & TRUST         SERVED               DURING PAST 5 YEARS               BOARD MEMBER
--------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBERS OF THE COMPANY AND TRUST
--------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin       Chairman,             6 Years   President, Chief Operating Officer, and           41
Date of Birth: 7/12/63   Director, Trustee,   (Company)  Manager, New York Life Investment
                         and President                   Management LLC (including predecessor
                                               3 Years   advisory organizations) and New York Life
                                               (Trust)   Investment Management Holdings LLC; Senior
                                                         Vice President, New York Life Insurance
                                                         Company; Director, NYLIFE Securities,
                                                         Inc.; Chairman and Director, NYLIFE
                                                         Distributors LLC; Manager, McMorgan &
                                                         Company LLC; President, Chief Executive
                                                         Officer, and Trustee, The MainStay Funds
                                                         (23 portfolios); Senior Vice President,
                                                         Smith Barney, 1994 to 1997.
--------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS OF THE COMPANY AND TRUST
--------------------------------------------------------------------------------------------------------------------
Lawrence Glacken         Director             12 Years   Retired.                                          17
Date of Birth: 10/22/27  Trustee              (Company)
                                               3 Years
                                               (Trust)
--------------------------------------------------------------------------------------------------------------------
Robert P. Mulhearn       Director             12 Years   Retired.                                          17
Date of Birth: 3/11/47   Trustee              (Company)
                                               3 Years
                                               (Trust)
--------------------------------------------------------------------------------------------------------------------
Susan B. Kerley          Director             12 Years   President, Global Research Associates.            17
Date of Birth: 8/12/51   Trustee              (Company)
                                               3 Years
                                               (Trust)
--------------------------------------------------------------------------------------------------------------------
Peter Meenan             Director             1.5 Years  President & Chief Executive Officer of            17
Date of Birth: 12/5/41   Trustee              (Company   Babson-United, Inc. since 2000; Head of
                                              & Trust)   Global Funds, Citicorp, 1995-1999.
--------------------------------------------------------------------------------------------------------------------
* These Board Members are considered to be "interested persons" of the Company within the meaning of the 1940 Act because of their affiliation with the New York Life Insurance Company, New York Life Investment Management LLC,
  MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds Inc., Eclipse Funds, The MainStay Funds, MainStay VP
  Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."


                              OTHER
                          DIRECTORSHIPS
                              HELD
     NAME, ADDRESS         BY OFFICER/
   AND DATE OF BIRTH      BOARD MEMBER
-----------------------  ---------------
INTERESTED BOARD MEMBER
--------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin       New York Life
Date of Birth: 7/12/63   Trust Company,
                         FSB
--------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS OF THE COMPANY AND TRUST
--------------------------------------------------------------------------------------------------------------------
Lawrence Glacken         None
Date of Birth: 10/22/27
--------------------------------------------------------------------------------------------------------------------
Robert P. Mulhearn       None
Date of Birth: 3/11/47
--------------------------------------------------------------------------------------------------------------------
Susan B. Kerley          Director,
Date of Birth: 8/12/51   SSB/Citi Mutual
                         Funds.
--------------------------------------------------------------------------------------------------------------------
Peter Meenan             Trustee,
Date of Birth: 12/5/41   Vantagepoint
                         Funds
--------------------------------------------------------------------------------------------------------------------

                                                                                                        NUMBER OF
                                                                                                      FUNDS IN FUND
                                                                                                         COMPLEX
                             POSITION(S)       LENGTH                    PRINCIPAL                      OVERSEEN
     NAME, ADDRESS          WITH COMPANY       OF TIME                 OCCUPATION(S)                   BY OFFICER/
   AND DATE OF BIRTH           & TRUST         SERVED               DURING PAST 5 YEARS               BOARD MEMBER
--------------------------------------------------------------------------------------------------------------------
OFFICERS (WHO ARE NOT BOARD MEMBERS) OF THE COMPANY AND TRUST
--------------------------------------------------------------------------------------------------------------------
Patrick G. Boyle         Executive Vice       11 Years   Senior Managing Director, New York Life           17
Date of Birth: 11/24/53  President            (Company)  Investment Management LLC, (including
                                              One Year   predecessor advisory organizations);
                                               (Trust)   Senior Vice President, Pension Department,
                                                         New York Life Insurance Company.
--------------------------------------------------------------------------------------------------------------------
Marc J. Brookman Date    Executive Vice        4 Years   Vice President, New York Life Insurance           17
of Birth: 11/21/63       President            (Company)  Company; Senior Managing Director, New
                                               3 Years   York Life Investment Management LLC
                                               (Trust)   (including predecessor advisory
                                                         organizations); Senior Vice President,
                                                         Product Development, MainStay
                                                         Institutional Funds Inc. and Retirement
                                                         Plans, 1998 to 2000; National Sales
                                                         Director, Vice President, United Asset
                                                         Management Retirement Plan Services, from
                                                         1996 to 1998.
--------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce       Senior Vice           7 Years   Senior Managing Director, New York Life           41
Date of Birth: 9/17/57   President            (Company)  Investment Management LLC (including
                                               3 Years   predecessor advisory organizations);
                                               (Trust)   Senior Vice President, New York Life
                                                         Insurance Company; Senior Vice President,
                                                         The MainStay Funds; Director, NYLIFE
                                                         Distributors LLC.
--------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell       Treasurer and         7 Years   Managing Director, New York Life                  66
Date of Birth: 9/27/59   Chief Financial      (Company)  Investment Management, LLC (including
                         and Accounting        3 Years   predecessor advisory organizations);
                         Officer               (Trust)   Treasurer, Chief Financial and Accounting
                                                         Officer, The MainStay Funds and MainStay
                                                         VP Series Fund; Assistant Treasurer,
                                                         McMorgan Fund (formerly McM Funds).
--------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi        Secretary             2 Years   Senior Managing Director, General Counsel,        60
Date of Birth: 10/19/46                       (Company)  and Secretary, New York Life Investment
                                               3 Years   Management LLC (including predecessor
                                               (Trust)   advisory organizations); Secretary, New
                                                         York Life Investment Management Holdings
                                                         LLC; Senior Vice President, New York Life
                                                         Insurance Company; Vice President and
                                                         Secretary, McMorgan & Company LLC;
                                                         Secretary, NYLIFE Distributors LLC;
                                                         Secretary, MainStay VP Series Fund, Inc.
                                                         and The MainStay Funds; Managing Director
                                                         and Senior Counsel, Lehman Brothers Inc.
                                                         (October 1998 to December 1999); General
                                                         Counsel and Managing Director, JP Morgan
                                                         Investment Management Inc. (1986 to 1998).
--------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro       Tax Vice President    6 Years   Vice President, New York Life Insurance           60
Date of Birth: 12/12/49                       (Company)  Company; Tax Vice President, NYLIFE
                                               3 Years   Securities Inc.; Vice President, New York
                                               (Trust)   Life Insurance and Annuity Corporation,
                                                         NYLIFE Insurance Company of Arizona,
                                                         NYLIFE LLC, NYLIFE Securities, Inc., and
                                                         NYLIFE Distributors LLC; Tax Vice
                                                         President, New York Life International,
                                                         Inc.; Tax Vice President, MainStay VP
                                                         Series Fund, Inc. and The MainStay Funds.
--------------------------------------------------------------------------------------------------------------------
* The officers listed are considered to be "interested persons" of the Company within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay
  Shields LLC, McMorgan & Company LLC, Eclipse Funds Inc., Eclipse Funds, The MainStay Funds, MainStay VP Series
  Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column captioned
  "Principal Occupation(s) During Past 5 Years."


                              OTHER
                          DIRECTORSHIPS
                              HELD
     NAME, ADDRESS         BY OFFICER/
   AND DATE OF BIRTH      BOARD MEMBER
-----------------------  ---------------
OFFICERS (WHO ARE NOT BOARD MEMBERS) OF THE COMPANY AND TRUST
--------------------------------------------------------------------------------------------------------------------
Patrick G. Boyle         New York Life
Date of Birth: 11/24/53  Trust Company;
                         Madison Capital
                         Funding LLC
--------------------------------------------------------------------------------------------------------------------
Marc J. Brookman         None
Date of Birth: 11/21/63
--------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce       None
Date of Birth: 9/17/57
--------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell       None
Date of Birth: 9/27/59
--------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi        None
Date of Birth: 10/19/46
--------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro       None
Date of Birth: 12/12/49
--------------------------------------------------------------------------------------------------------------------

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

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

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

INVESTMENT ADVISOR                                 OFFICERS AND DIRECTORS--ECLIPSE FUNDS INC.
New York Life Investment Management LLC            STEPHEN C. ROUSSIN
SUBADVISOR                                         Chairman, President, and Director
MacKay Shields LLC                                 LAWRENCE GLACKEN
DISTRIBUTOR                                        Director
NYLIFE Distributors LLC                            SUSAN B. KERLEY
TRANSFER AGENT                                     Director
NYLIM Service Company LLC                          PETER MEENAN
CUSTODIAN                                          Director
The Bank of New York                               ROBERT P. MULHEARN
INDEPENDENT ACCOUNTANTS                            Director
KPMG LLP                                           PATRICK G. BOYLE
LEGAL COUNSEL                                      Executive Vice President
Dechert LLP                                        MARC J. BROOKMAN
Executive Vice President                           Executive Vice President
                                                   JEFFERSON C. BOYCE
                                                   Senior Vice President
                                                   RICHARD W. ZUCCARO
                                                   Tax Vice President
                                                   PATRICK J. FARRELL
                                                   Treasurer and Chief Financial and
                                                   Accounting
                                                   Officer
                                                   ROBERT ANSELMI
                                                   Secretary
                                                   OFFICERS AND TRUSTEES--ECLIPSE FUNDS
                                                   STEPHEN C. ROUSSIN
                                                   Chairman, President, and Trustee
                                                   LAWRENCE GLACKEN
                                                   Trustee
                                                   SUSAN B. KERLEY
                                                   Trustee
                                                   PETER MEENAN
                                                   Trustee
                                                   ROBERT P. MULHEARN
                                                   Trustee
                                                   PATRICK G. BOYLE
                                                   Executive Vice President
                                                   JEFFERSON C. BOYCE
                                                   Senior Vice President
                                                   MARC J. BROOKMAN
                                                   Executive Vice President
                                                   RICHARD W. ZUCCARO
                                                   Tax Vice President
                                                   PATRICK J. FARRELL
                                                   Treasurer and Chief Financial and
                                                   Accounting Officer
                                                   ROBERT ANSELMI
                                                   Secretary

--------------------------------------------------------------------------------

This is a copy of a report to shareholders of one or more of the series mutual funds of Eclipse Funds. Distribution of this report to persons other than these shareholders is authorized only when preceded or accompanied by a current Eclipse Funds prospectus. This report does not represent an offer to sell or a solicitation to buy any securities.



[NEW YORK LIFE
INVESTMENT
MANAGEMENT LLC
LOGO]

Distributed by NYLIFE Distributors LCC
169 Lackawanna Avenue, Parsippany, New Jersey 07054

--------------------------------------------------------------------------------

EC11-12/03                                                          NYLIM-AO4442

ITEM 2. CODE OF ETHICS.

         As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive office ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Peter Meenan. Mr. Meenan is "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)      Code of Ethics.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 202.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS

By: /s/ Stephen C. Roussin
    STEPHEN C. ROUSSIN
    PRESIDENT

Date: January 6, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Stephen C. Roussin
    STEPHEN C. ROUSSIN
    PRESIDENT

Date: January 6, 2004

By: /s/Patrick J. Farrell
    PATRICK J. FARRELL
    TREASURER AND
    CHIEF FINANCIAL AND ACCOUNTING OFFICER

Date: January 6, 2004

                                  EXHIBIT INDEX

                  (a)      Code of Ethics

                  (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                  (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                       4